UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

 Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2018

Taxable Bond Funds
Baird Ultra Short Bond Fund	Baird Aggregate Bond Fund
Baird Short-Term Bond Fund	Baird Core Plus Bond Fund
Baird Intermediate Bond Fund
Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473, or sending an e-mail request to prospectus@bairdfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-442-2473 or send an email request to prospectus@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

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Table of Contents

Letter to Shareholders	1
2018 Bond Market Overview	2
Baird Ultra Short Bond Fund	7
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	27
Baird Aggregate Bond Fund	37
Baird Core Plus Bond Fund	46
2018 Municipal Bond Market Overview	55
Baird Short-Term Municipal Bond Fund	59
Baird Quality Intermediate Municipal Bond Fund	72
Baird Core Intermediate Municipal Bond Fund	84
Additional Information on Fund Expenses	97
Statements of Assets and Liabilities	99
Statements of Operations	102
Statements of Changes in Net Assets	105
Financial Highlights	113
Notes to the Financial Statements	129
Report of Independent Registered Public Accounting Firm	144
Directors and Officers	145
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	148
Additional Information	151
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2019
Dear Shareholder,

2018 was a challenging year for the financial markets and investors.  Volatility rose and prices of financial assets softened overall as the Fed continued to normalize monetary policy by raising short-term rates and shrinking its balance sheet.  A shift in outlook from synchronized global growth early in the year to slowing global growth mixed with recession fears later in the year added to uncertainty, as did unresolved trade negotiations between the U.S. and China.  The S&P 500 Index was up by nearly 10% from the end of 2017 in September and then down by as much as -12% in December before finishing the year at -4.4%.  Starting the year at 2.41%, the yield on the 10-year U.S. Treasury note rose to as high as 3.24% in early November and then tumbled back to just 2.68% at year end.

Amidst this volatile environment, the Baird Bond Funds tracked or exceeded their benchmarks on a gross basis, but fell just short of the index returns net of fund expenses. The Funds’ long-term track records remain very competitive and we believe the portfolios are positioned well as we enter 2019.

Our commitment to the long-term principles of generating competitive, risk-controlled returns over full market cycles, delivering outstanding service, providing competitively priced products and maintaining our long-tenured and seasoned investment team, helped drive assets under management in the Baird Bond Funds to $45.4 billion at year end.

We want to express our team’s sincere appreciation for your confidence in our work and assure you that we never lose sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets.

Thank you for your continued investment in the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2018 Bond Market Overview
(Unaudited)

Strong U.S. Economy Led to Higher Interest Rates; Fed Policy and Politics Created Higher Volatility
Treasury yields rose in 2018 and the yield curve flattened, as stronger economic growth allowed the Fed to continue normalizing monetary policy. The pace of U.S. economic growth rose from 2.2% in 2017 to an estimated 3.0% level for all of 2018, as tax cuts and higher fiscal spending began to impact economic data. The U.S. job market also improved as the November unemployment rate fell to 3.7% from 4.1% to start the year and jobless claims hit the lowest level in 49 years. Average hourly earnings rose 3.1%, a welcomed modest increase from 2.7% in December 2017. The market entered 2018 anticipating three fed funds rate hikes of 25 bps each, but the strength of the U.S. economy allowed the Fed to hike by 25 bps a fourth time in December to the 2.25% - 2.50% target range, generally considered the bottom end of their estimated “neutral” range of 2.5% - 3.0%. The last hike was not without controversy, however, given recent signs of slowing growth in the U.S. and continued weak growth abroad. Furthermore, broad inflation data remained well contained (November core PCE price index +1.9% YoY) and many cyclically sensitive commodity prices have been falling, led by a sharp decline in oil. In tandem with rate normalization, the Fed continued its balance sheet normalization, allowing $213B of Treasuries and $128B of Agency MBS issues to roll off its balance sheet over the course of the year. Overseas, the European Central Bank slowed asset purchases in October and ended balance sheet expansion completely in December, removing an additional source of liquidity in the market and undoubtedly contributing to higher financial market volatility. Treasury yields moved higher in two distinct phases in 2018, first in January/February and then again in September/October when the 10-year yield peaked at 3.23%, before falling sharply in the last eight weeks of the year as equity markets fell into negative territory for the year and credit spreads widened significantly. A continued hostile geopolitical environment also added to higher financial market volatility in 2018. Throughout the year, tensions flared between President Trump and trading partners, particularly China. Rather than fuel inflation concerns, the tariff and trade uncertainty were seen as a potential drag on global growth at a time when Europe and China were already slowing. Europe spent the year caught in a series of challenges, including the unresolved exit of Britain from the EU, the budget and spending battle between Italy and the European Commission, and the “yellow vest” protests in France. In the U.S., Democrats regained control of the House in November, creating a division of power in Congress, and reducing the odds of major legislation going forward.

Treasury Yields

Maturity	12/31/17	9/30/18	12/31/18	Q4 Change	2018 Change
1	1.73%	2.56%	2.60%	0.04%	0.87%
2	1.88%	2.82%	2.49%	-0.33%	0.61%
3	1.97%	2.88%	2.46%	-0.42%	0.49%
5	2.21%	2.95%	2.51%	-0.44%	0.30%
7	2.33%	3.02%	2.59%	-0.43%	0.26%
10	2.41%	3.06%	2.68%	-0.38%	0.27%
30	2.74%	3.20%	3.02%	-0.18%	0.28%

Flows Turned Negative in Q4, 2018 Ended Well Below 2017 Record Inflows
Flows into fixed income funds and ETFs ended 2018 at about $120B, down nearly 70% from a record-setting 2017 (see chart below). January started with over $45B of inflows, but the pace of inflows declined sharply from there and turned negative in the last three months of the year as investors pulled $71B from taxable fixed

2018 Bond Market Overview
(Unaudited)

income. The ICI data set doesn’t fully capture demand from all market participants – such as insurance companies, pensions, and foreign investors. However, data from the Fed showed that foreign net buying of investment grade corporate bonds in the first nine months of the year was running at roughly a quarter of the prior year’s pace as the cost of currency hedging rose to new highs. Net corporate supply for 2018 came in at $339B, down over 40% according to Barclays data.

Option-Adjusted Spreads (in bps)

				Q4	2018
	12/31/17	9/30/18	12/31/18	Chg	Chg
U.S. Aggregate Index	36	39	54	15	18
U.S. Agency (non-mortgage)	14	12	16	4	2
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	25	28	35	7	10
U.S. Agency CMBS	35	39	55	16	20
U.S. Non-Agency CMBS	79	73	107	34	28
Asset-Backed Securities	36	38	53	15	17
Corporate Sectors
U.S. Investment Grade	93	106	153	47	60
Industrial	98	108	157	49	59
Utility	92	106	144	38	52
Financial Institutions	85	102	147	45	62
Other Govt. Related	68	69	90	21	22
U.S. High Yield Corporates	343	316	526	210	183
Emerging Market Debt	352	485	560	75	208

Source: Bloomberg Barclays Indices

Declining Investor Demand and Recession Worries Pushed Spreads Wider in 2018
Softening investor demand for fixed income and late-cycle recession worries drove yield spreads wider in 2018, accelerating in Q4 as fund flows turned negative. U.S. Investment Grade Corporates ended the year 60 bps wider at +153 bps, with 47 bps of that widening coming in the last quarter of the year. Lower-rated credits widened more than higher-rated, as BBB-rated corporates widened 73 bps to +197 bps, while A-rated bonds widened 46 bps to end the year at +119 bps. High-quality securitized sectors such as Asset-Backed Securities held in much better, widening only 17 bps and ending at +53 bps. Outflows in Q4 hit High Yield Corporates especially hard as spreads widened 210 bps in the quarter, ending the year at +526 bps.

High-Quality ABS and Municipals Outperformed in 2018
ABS (+1.77%) and Municipals (+1.28%) were two of the higher-returning investment-grade sectors in 2018.  Both benefitted from higher quality outperforming lower quality, and the shorter-duration of ABS kept prices relatively stable as rates rose. Munis benefitted from light supply, solid demand from individual investors, and rising tax revenues. U.S. Investment Grade Corporate returns (-2.51%) lagged as this longer-duration sector came under supply/demand pressure, and the market grew more concerned about the possibility of a recession in coming years. Emerging Market Debt (-4.39%) suffered in the summer as the value of the Turkish Lira and Argentinian Peso declined sharply against the U.S. Dollar. After outperforming Investment Grade Corporates for the first three quarters of the year, High Yield (-4.53% Q4, -2.08% YTD) was the worst performing sector in Q4, as outflows picked up and West Texas Intermediate (WTI) oil declined below $50/barrel.

2018 Bond Market Overview
(Unaudited)

Total Returns of Selected Barclays Indices and Subsectors

				Effective
Bloomberg Barclays Index/Sector	December	Q4	2018	Duration (yrs)
U.S. Aggregate Index	1.84%	1.64%	0.01%	5.87
U.S. Gov’t/Credit Index	1.86%	1.46%	-0.42%	6.38
U.S. Intermediate Gov’t/Credit Index	1.34%	1.65%	0.88%	3.87
U.S. 1-3 Yr. Gov’t/Credit Index	0.78%	1.18%	1.60%	1.90
U.S. Treasury	2.15%	2.57%	0.86%	6.10
U.S. Agency (non-mortgage)	1.42%	1.90%	1.34%	4.01
U.S. Agency Pass-throughs	1.81%	2.08%	0.99%	4.73
CMBS (Commercial Mortgage Backed Securities)	1.62%	1.72%	0.78%	5.30
ABS (Asset-Backed Securities)	0.79%	1.25%	1.77%	2.15
U.S. Corporate Investment Grade	1.47%	-0.18%	-2.51%	7.10
U.S. High Yield Corporates	-2.14%	-4.53%	-2.08%	3.96
Emerging Market Debt	0.93%	-0.67%	-4.39%	4.49
Municipal Bond Index	1.20%	1.69%	1.28%	6.19
TIPS (Treasury Inflation Protected Securities)	0.55%	-0.42%	-1.26%	5.25

2019 Outlook
As we start the New Year, the outlook for Fed policy and interest rates is more uncertain than it was a year ago. Last year, while it was clear that the Fed was very likely to have both the ability and desire to continue normalizing monetary policy, it is unclear if the same need or desire is now present. As of year-end the market anticipates no fed funds rate move in 2019, and the balance sheet unwind will likely be more data-dependent, despite Fed Chair Powell’s comments after the December Federal Open Market Committee meeting that it remains on “autopilot.” Moderate slowing, perhaps returning to the 2% pace experienced for most of this cycle, rather than recession, is our base case expectation for the U.S. economy in 2019. A strong U.S. consumer and a well-capitalized banking system should support solid overall U.S. growth. However, diminished fiscal stimulus and the lagged impact of the Fed’s 2018 rate hikes should reduce growth from the strong, arguably unsustainable, 3% pace experienced this year. We expect that the economic expansion will become the longest on record in the post-WWII era as a result.

While higher volatility is likely to persist, slower economic growth, moderate inflation, and a risk-aware, data-dependent Fed lead us to expect only modest upward pressure on yields in 2019 with the yield curve likely to remain relatively flat with slight inversions possible along select maturity segments. One factor expected to put upward pressure on market yields is the significant borrowing expected by the Treasury, both to fund the rising budget deficit and to refinance maturing federal debt. The heightened deficit means net Treasury issuance is estimated to be $840B in 2019, up nearly 15% from 2018 and roughly double the 2017 level. In addition, approximately $270B of Treasury maturities are poised to run off the Fed’s balance sheet, adding to net supply for the private market.

From a fundamental perspective, the backdrop for corporate credit remains favorable. In 2018 corporate earnings and cash flow grew markedly and overall leverage remained stable - albeit at higher levels than earlier in the cycle due to issuers targeting BBB ratings. Furthermore, M&A activity led to higher leverage in select sectors such as food & beverage. Earnings growth will likely slow from an extraordinary 2018 as one-time tax cut benefits fade, while investors and rating agencies watch for issuers in recent M&A transactions to use strong cash flows to reduce leverage toward pre-transaction levels. The probability of a near-term recession remains relatively low and we expect corporate earnings growth to remain positive, growing at a moderate pace. We remain cautious on the prospects for Agency Pass-through securities, as the Fed continues its balance sheet reduction. An estimated $200B of MBS will run off the Fed’s balance sheet, requiring more MBS purchases by the private market. We anticipate MBS spreads will continue their gradual widening toward pre-QE levels. We are more optimistic on the outlook for other securitized sectors, such as Non-Agency RMBS, CMBS and ABS, which we expect to outperform equivalent-duration Treasuries in 2019.

2018 Bond Market Overview
(Unaudited)

Disclosures
Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally declines and conversely, in a falling interest rate environment, the value of fixed-income securities generally increases. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.) is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit Index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit Index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate Index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate Index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate Index.  The ABS Index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

2018 Bond Market Overview
(Unaudited)

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144As and, as of October 1, 2009, pay-in-kind bonds (PIKs) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Ultra Short Bond Fund
December 31, 2018 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Barclays U.S. Short-Term Government/Corporate Index. The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

Economic growth in 2018 accelerated in the U.S., allowing the Fed to continue normalizing monetary policy, boosting overnight rates by a total of 200 bps and reducing over $450B of assets on its balance sheet. As a result, Treasury yields moved higher with short-term yields rising more than longer-term rates, leading to a flatter curve. Demand for fixed income assets was favorable through most of the year, but softened in the fourth quarter due primarily to asset allocation rebalancing trades that sold bonds and bought stocks after the 15-20% decline in the equity markets. A strong rally ensued in Treasuries near year end, but corporate credit spreads widened on late-cycle recession worries. Performance varied across the market sectors as higher quality credits and well-structured securitized issues outperformed lower-quality issues for the year.

During a challenging 2018, the Fund generated strong absolute returns and tracked its benchmark.

The primary factors contributing to the Fund’s absolute and relative performance in 2018 include:

•	While the Fund’s overweight to investment grade credit was a neutral factor to relative performance, its security selection and overweight to BBB Credit were positive contributors

•	The Fund’s Exposure to Non-Agency Residential Mortgage-Backed Securities (RMBS) and Asset-Backed Securities (ABS) was also a modest positive contributor

Market expectations are certainly different than they were a year ago. Economic growth is expected to slow, both in the U.S. and abroad, and inflation measures are well contained even with low unemployment levels. As a result, the market currently expects no rate hikes from the Fed in 2019, although the Fed’s official outlook suggests as many as two 25 bps rate hikes. We expect GDP growth to remain positive in 2019, likely reverting back toward a 2.0% pace, from 3.0% in 2018, as the benefits of fiscal stimulus fade and the impact of rate hikes already in the pipeline become more impactful along with continued elevated uncertainty around US/China trade and Brexit. However, the employment backdrop remains favorable and income levels continue to rise, leaving the consumer in a strong position. Corporate debt as a percentage of GDP is only modestly higher this cycle and bottom-up fundamental credit measures remain constructive at the same time that credit spreads are significantly wider than a year ago. Government borrowing is elevated and rising, with net Treasury issuance expected to increase to $840B this year, up nearly 15% from 2018 which may continue to put modest upward pressure on yields in 2019.

We remain duration neutral with an overweight to Investment Grade corporate credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors due to favorable risk/reward characteristics and the broad sector diversification benefits they provide. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives). We believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,047,044,218

	SEC 30-Day
	Yield(3)
	Institutional Class
	(after waivers)	2.81%
	Institutional Class
	(before waivers)	2.66%
	Investor Class
	(after waivers)	2.62%
	Investor Class
	(before waivers)	2.47%

	Average
	Effective
	Duration	0.51 years

	Average
	Effective
	Maturity	0.94 years
Sector Weightings(1)
	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	66%

	Number of
	Holdings	280

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2020.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2018	Year	Years	Years	Inception(1)
Institutional Class Shares	1.95%	1.60%	1.26%	1.26%
Investor Class Shares	1.60%	1.32%	1.00%	1.00%
Bloomberg Barclays U.S. Short-Term
Government/Corporate Index(2)	1.99%	1.26%	0.84%	0.84%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
0.875%, 04/15/2019	$22,000,000	$21,903,326	2.1%
0.875%, 06/15/2019	112,000,000	111,181,875	10.6%
0.875%, 09/15/2019	44,000,000	43,456,875	4.2%
1.375%, 12/15/2019	119,000,000	117,582,227	11.2%
Total U.S. Treasury Securities
(Cost $294,120,351)		294,124,303	28.1%
Other Government Related Securities
Other Government Related Securities(1)(2)(3)(6)		5,796,099	0.6%
Total Other Government Related Securities
(Cost $5,794,442)		5,796,099	0.6%
Corporate Bonds
Industrials
Air Liquide Finance SA,
1.375%, 09/27/2019(1)(2)	5,564,000	5,496,448	0.5%
Anadarko Petroleum Corp.,
6.950%, 06/15/2019	4,165,000	4,223,089	0.4%
AT&T, Inc.,
3.956%, 06/12/2024
(3 Month LIBOR USD + 1.180%)(3)	6,000,000	5,819,952	0.6%
Boardwalk Pipelines LP,
5.750%, 09/15/2019	6,450,000	6,525,894	0.6%
Boston Scientific Corp.,
6.000%, 01/15/2020	5,025,000	5,151,953	0.5%
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020	4,500,000	4,443,800	0.4%
Campbell Soup Co.,
3.418%, 03/15/2021
(3 Month LIBOR USD + 0.630%)(3)	4,275,000	4,192,152	0.4%
Canadian Pacific Railway Co.,
7.250%, 05/15/2019(1)	4,775,000	4,842,521	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CVS Health Corp.,
3.487%, 03/09/2021
(3 Month LIBOR USD + 0.720%)(3)	$5,485,000	$5,440,781	0.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	4,900,000	4,885,519	0.5%
Dollar Tree, Inc.,
3.149%, 04/17/2020
(3 Month LIBOR USD + 0.700%)(3)	5,800,000	5,763,007	0.6%
EI du Pont de Nemours & Co.,
3.071%, 05/01/2020
(3 Month LIBOR USD + 0.530%)(3)	5,000,000	5,002,527	0.5%
Fresenius Medical Care US Finance II, Inc.,
5.625%, 07/31/2019(2)	4,500,000	4,551,323	0.4%
Kellogg Co.,
4.150%, 11/15/2019	5,000,000	5,037,398	0.5%
LyondellBasell Industries NV,
5.000%, 04/15/2019(1)	4,550,000	4,554,951	0.4%
Marriott International, Inc.,
3.229%, 12/01/2020
(3 Month LIBOR USD + 0.600%)(3)	4,775,000	4,763,514	0.5%
Martin Marietta Materials, Inc.,
3.292%, 12/20/2019
(3 Month LIBOR USD + 0.500%)(3)	4,500,000	4,487,073	0.4%
Mylan NV,
2.500%, 06/07/2019(1)	5,088,000	5,064,071	0.5%
Nissan Motor Acceptance Corp.,
3.420%, 09/21/2021
(3 Month LIBOR USD + 0.630%)(2)(3)	4,800,000	4,705,366	0.4%
Penske Truck Leasing Co. Lp / PTL Finance Corp.,
3.050%, 01/09/2020(2)	5,000,000	4,978,671	0.5%
Shire Acquisitions Investments Ireland DAC,
1.900%, 09/23/2019(1)	5,000,000	4,929,929	0.5%
Smithfield Foods, Inc.,
2.700%, 01/31/2020(2)	4,600,000	4,537,720	0.4%
Suntory Holdings Ltd.,
2.550%, 09/29/2019(1)(2)	4,900,000	4,867,313	0.5%
Tyco Electronics Group SA,
3.201%, 06/05/2020
(3 Month LIBOR USD + 0.450%)(1)(3)	5,000,000	4,988,562	0.5%
Volkswagen Group of America Finance LLC,
3.558%, 11/12/2021
(3 Month LIBOR USD + 0.940%)(2)(3)	6,000,000	5,941,290	0.6%
Vulcan Materials Co.,
3.388%, 03/01/2021
(3 Month LIBOR USD + 0.650%)(3)	5,000,000	4,962,468	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Walgreens Boots Alliance, Inc.,
2.700%, 11/18/2019	$5,165,000	$5,135,522	0.5%
Other Industrials(1)(2)(3)(6)		173,601,879	16.6%
Total Industrials
(Cost $310,352,891)		308,894,693	29.7%
Utilities
Niagara Mohawk Power Corp.,
4.881%, 08/15/2019(2)	4,500,000	4,539,858	0.4%
Other Utilities(1)(2)(3)(6)		20,488,645	2.0%
Total Utilities
(Cost $25,083,386)		25,028,503	2.4%
Financials
ABN AMRO Bank NV,
3.085%, 01/18/2019
(3 Month LIBOR USD + 0.640%)(1)(2)(3)	4,500,000	4,500,513	0.4%
Compass Bank,
3.501%, 06/11/2021
(3 Month LIBOR USD + 0.730%)(3)	4,750,000	4,675,778	0.4%
First Tennessee Bank NA,
2.950%, 12/01/2019	5,250,000	5,209,305	0.5%
Morgan Stanley,
5.500%, 01/26/2020	7,500,000	7,670,389	0.7%
Sumitomo Mitsui Banking Corp.,
2.514%, 01/17/2020(1)	4,500,000	4,466,887	0.4%
Toronto-Dominion Bank,
1.900%, 10/24/2019(1)	6,000,000	5,948,405	0.6%
Other Financials(1)(2)(3)(6)		144,393,196	13.8%
Total Financials
(Cost $177,541,175)		176,864,473	16.8%
Total Corporate Bonds
(Cost $512,977,452)		510,787,669	48.9%
Municipal Bonds
Other Municipal Bonds(6)		997,670	0.1%
Total Municipal Bonds
(Cost $998,322)		997,670	0.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(6)		37,198	0.0%
Total U.S. Government Agency Issues
(Cost $36,602)		37,198	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(2)(3)(6)		$26,541,052	2.5%
Total Non-U.S. Government Agency Issues
(Cost $26,493,932)		26,541,052	2.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(6)		487,477	0.0%
Total U.S. Government Agency Issues
(Cost $488,682)		487,477	0.0%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(6)		3,465,793	0.3%
Total Non-U.S. Government Agency Issues
(Cost $3,463,883)		3,465,793	0.3%
Asset Backed Securities
Barclays Dryrock Issuance Trust,
Series 2014-3, Class A, 2.410%, 07/15/2022	$6,870,000	6,839,279	0.7%
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Class A3, 1.340%, 04/15/2022	5,700,000	5,656,117	0.5%
CarMax Auto Owner Trust,
Series 2015-2, 1.800%, 03/15/2021	4,327,930	4,307,881	0.4%
Citibank Credit Card Issuance Trust,
Series 2017-A9, Class A9, 1.800%, 09/20/2021	4,700,000	4,662,096	0.4%
Discover Card Execution Note Trust,
Series 2014-A4, Class A4, 2.120%, 12/15/2021	5,200,000	5,180,615	0.5%
Ford Credit Floorplan Master Owner Trust,
Series 2016-3, Class A1, 1.550%, 07/15/2021	4,545,000	4,509,797	0.4%
GM Financial Automobile Leasing Trust,
Series 2018-1, Class A3, 2.610%, 01/20/2021	4,275,000	4,254,543	0.4%
Hyundai Auto Lease Securitization Trust,
Series 2017-B, Class A3, 1.970%, 07/15/2020(2)	5,350,000	5,320,947	0.5%
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021(1)(2)	5,550,000	5,501,599	0.5%
Synchrony Credit Card Master Note Trust,
Series 2016-3, Class A, 1.580%, 09/15/2022	6,370,000	6,307,286	0.6%
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.140%, 01/17/2023	5,320,000	5,319,432	0.5%
Series 2017-B, Class A, 1.980%, 06/15/2023	8,688,000	8,629,153	0.8%
Other Asset Backed Securities(2)(3)(4)(6)		93,521,870	9.0%
Total Asset Backed Securities
(Cost $160,047,462)		160,010,615	15.2%
Total Long-Term Investments
(Cost $1,004,421,128)		1,002,247,876	95.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(5)	39,534,338	$39,534,338	3.8%
Total Short-Term Investment
(Cost $39,534,338)		39,534,338	3.8%
Total Investments
(Cost $1,043,955,466)		1,041,782,214	99.5%
Other Assets in Excess of Liabilities		5,262,004	0.5%
TOTAL NET ASSETS		$1,047,044,218	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contain a foreign security.
(2)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $220,834,421, which represents 21.09% of total net assets.

(3)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security, or group of securities contain a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2018
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$294,124,303	$—	$294,124,303
Other Government Related Securities	—	5,796,099	—	5,796,099
Corporate Bonds	—	510,787,669	—	510,787,669
Municipal Bonds	—	997,670	—	997,670
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	37,198	—	37,198
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	26,541,052	—	26,541,052
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	487,477	—	487,477
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	3,465,793	—	3,465,793
Asset Backed Securities	—	160,010,615	—	160,010,615
Total Long-Term Investments	—	1,002,247,876	—	1,002,247,876
Short-Term Investment
Money Market Mutual Fund	39,534,338	—	—	39,534,338
Total Short-Term Investment	39,534,338	—	—	39,534,338
Total Investments	$39,534,338	$1,002,247,876	$—	$1,041,782,214

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2018 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

Economic growth in 2018 accelerated in the U.S., allowing the Fed to continue normalizing monetary policy, boosting overnight rates by a total of 200 bps and reducing over $450B of assets on its balance sheet. As a result, Treasury yields moved higher with short-term yields rising more than longer-term rates, leading to a flatter curve. Demand for fixed income assets was favorable through most of the year, but softened in the fourth quarter due primarily to asset allocation rebalancing trades that sold bonds and bought stocks after the 15-20% decline in the equity markets. A strong rally ensued in Treasuries near year end, but corporate credit spreads widened on late-cycle recession worries. Performance varied across the market sectors as higher quality credits and well-structured securitized issues outperformed lower-quality issues for the year.

During a challenging 2018, the Fund generated strong absolute returns and modestly lagged its benchmark.

The primary factors contributing to the Fund’s absolute and relative performance in 2018 include:

•	The Fund benefited from its Credit positioning particularly with respect to security selection

•	The Fund’s exposure to Asset-Backed Securities (ABS) was a modest detractor while it benefited from its exposure to Non-Agency Commercial Mortgage-Backed Securities (CMBS)

•	The Fund benefited from its positioning for a modest flattening in the front end of the yield curve

Market expectations are certainly different than they were a year ago. Economic growth is expected to slow, both in the U.S. and abroad, and inflation measures are well contained even with low unemployment levels. As a result, the market currently expects no rate hikes from the Fed in 2019, although the Fed’s official outlook suggests as many as two 25 bps rate hikes. We expect growth to remain positive in 2019, likely reverting back toward a 2.0% pace, from 3.0% in 2018, as the benefits of fiscal stimulus fade and the impact of rate hikes already in the pipeline become more impactful along with continued elevated uncertainty around U.S./China trade and Brexit. However, the employment backdrop remains favorable and income levels continue to rise, leaving the consumer in a strong position. Corporate debt as a percentage of GDP is only modestly higher this cycle and bottom-up fundamental credit measures remain constructive at the same time that credit spreads are significantly wider than a year ago. Government borrowing is elevated and rising, with net Treasury issuance expected to increase to $840B this year, up nearly 15% from 2018 which may continue to put modest upward pressure on yields in 2019.

We remain duration neutral with an overweight to Investment Grade corporate credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors due to favorable risk/reward characteristics and the broad sector diversification benefits they provide.  As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$5,741,236,759

	SEC 30-Day
	Yield(3)
	Institutional Class	3.03%
	Investor Class	2.76%

	Average
	Effective
	Duration	1.90 years

	Average
	Effective
	Maturity	2.09 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	58%

	Number of
	Holdings	520

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2018	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	1.49%	1.53%	2.75%	2.67%	N/A
Investor Class Shares	1.24%	1.28%	N/A	N/A	1.30%
Bloomberg Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	1.60%	1.03%	1.52%	2.30%	0.96%

(1)
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.000%, 08/31/2021	$514,225,000	$507,837,359	8.9%
1.125%, 09/30/2021	747,225,000	720,692,677	12.6%
1.750%, 03/31/2022	64,375,000	62,931,591	1.1%
1.875%, 03/31/2022	110,000,000	107,937,500	1.9%
2.125%, 12/31/2022	105,000,000	103,519,336	1.8%
Total U.S. Treasury Securities
(Cost $1,496,906,502)		1,502,918,463	26.3%
Other Government Related Securities
Japan Bank for International Cooperation,
2.125%, 07/21/2020(1)	20,900,000	20,692,126	0.4%
Other Government Related Securities(1)(2)(3)(8)		80,929,968	1.4%
Total Other Government Related Securities
(Cost $102,376,584)		101,622,094	1.8%
Corporate Bonds
Industrials
Anglo American Capital PLC,
4.125%, 04/15/2021(1)(2)	22,700,000	22,622,139	0.4%
Bayer US Finance II LLC,
3.500%, 06/25/2021(2)	24,700,000	24,525,151	0.4%
Becton Dickinson and Co.,
2.894%, 06/06/2022	19,500,000	18,886,139	0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020	27,000,000	26,662,800	0.5%
CK Hutchison International Ltd.,
2.250%, 09/29/2020(1)(2)	20,000,000	19,666,871	0.4%
Conagra Brands, Inc.,
2.908%, 10/09/2020
(3 Month LIBOR USD + 0.500%)(3)	20,000,000	19,775,889	0.4%
CVS Health Corp.,
3.350%, 03/09/2021	19,550,000	19,494,184	0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	19,135,000	19,078,451	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
DXC Technology Co.,
2.875%, 03/27/2020	$18,714,000	$18,552,277	0.3%
ERAC USA Finance LLC,
2.350%, 10/15/2019(2)	19,000,000	18,871,516	0.3%
Forest Laboratories, Inc.,
5.000%, 12/15/2021(2)	20,000,000	20,577,982	0.4%
Fresenius Medical Care US Finance II, Inc.,
4.125%, 10/15/2020(2)	19,325,000	19,347,417	0.3%
General Electric Co.,
3.150%, 09/07/2022	25,000,000	23,626,989	0.4%
Grupo Bimbo SAB de CV,
4.875%, 06/30/2020(1)(2)	28,075,000	28,636,434	0.5%
HCA, Inc.,
6.500%, 02/15/2020	22,263,000	22,819,575	0.4%
Keurig Dr Pepper, Inc.,
3.551%, 05/25/2021(2)	24,700,000	24,662,582	0.4%
Keysight Technologies, Inc.,
3.300%, 10/30/2019	28,625,000	28,538,282	0.5%
Kinder Morgan Energy Partners LP,
6.500%, 04/01/2020	22,320,000	23,114,786	0.4%
Microchip Technology, Inc.,
3.922%, 06/01/2021(2)	28,643,000	28,413,503	0.5%
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	31,303,000	31,000,833	0.5%
Nissan Motor Acceptance Corp.,
2.150%, 07/13/2020(2)	20,000,000	19,520,178	0.3%
Shire Acquisitions Investments Ireland DAC,
2.400%, 09/23/2021(1)	19,450,000	18,807,836	0.3%
Verisk Analytics, Inc.,
4.875%, 01/15/2019	19,150,000	19,156,664	0.3%
Verizon Communications, Inc.,
2.946%, 03/15/2022	30,880,000	30,554,666	0.5%
Volkswagen Group of America Finance LLC,
4.000%, 11/12/2021(2)	24,700,000	24,684,660	0.4%
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	27,610,000	27,346,513	0.5%
Other Industrials(1)(2)(3)(8)		1,191,000,907	20.7%
Total Industrials
(Cost $1,808,540,830)		1,789,945,224	30.9%
Utilities
Southern Co.,
2.750%, 06/15/2020	19,000,000	18,789,485	0.3%
Other Utilities(1)(2)(3)(7)(8)		79,108,604	1.4%
Total Utilities
(Cost $99,061,097)		97,898,089	1.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
Bank of Nova Scotia,
3.125%, 04/20/2021(1)	$20,000,000	$19,968,464	0.4%
Banque Federative du Credit Mutuel SA,
2.000%, 04/12/2019(1)(2)	18,600,000	18,538,853	0.3%
Jackson National Life Global Funding,
2.200%, 01/30/2020(2)	24,125,000	23,897,963	0.4%
JPMorgan Chase & Co.,
3.514%, 06/18/2022
(3 Month LIBOR USD + 0.610%)(3)	23,000,000	23,052,040	0.4%
National Australia Bank Ltd.,
2.250%, 01/10/2020(1)	24,600,000	24,391,390	0.4%
National Bank of Canada,
2.150%, 06/12/2020(1)	23,525,000	23,183,701	0.4%
Principal Life Global Funding II,
2.150%, 01/10/2020(2)	19,100,000	18,900,396	0.3%
Stifel Financial Corp.,
3.500%, 12/01/2020	27,373,000	27,370,166	0.5%
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	22,400,000	22,361,116	0.4%
Other Financials(1)(2)(3)(8)		1,145,871,772	20.0%
Total Financials
(Cost $1,360,751,380)		1,347,535,861	23.5%
Total Corporate Bonds
(Cost $3,268,353,307)		3,235,379,174	56.1%
Municipal Bonds
Other Municipal Bonds(1)(8)		63,107,697	1.1%
Total Municipal Bonds
(Cost $63,801,021)		63,107,697	1.1%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(8)		180,862,213	3.2%
Total Non-U.S. Government Agency Issues
(Cost $182,440,697)		180,862,213	3.2%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates,
Series K008, Class A2, 3.531%, 06/25/2020	27,325,000	27,466,380	0.5%
Other U.S. Government Agency Issues(4)(8)		25,332,799	0.4%
Total U.S. Government Agency Issues
(Cost $52,988,922)		52,799,179	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(4)(8)		$95,474,052	1.7%
Total Non-U.S. Government Agency Issues
(Cost $97,529,485)		95,474,052	1.7%
Asset Backed Securities
BA Credit Card Trust,
Series 2018-A2, Class A2, 3.000%, 09/15/2023	$29,775,000	29,859,135	0.5%
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	42,500,000	41,840,183	0.7%
Ford Credit Auto Owner Trust,
Series 2015-1, Class A, 2.120%, 07/15/2026(2)	21,170,000	20,953,414	0.4%
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021(1)(2)	35,475,000	35,165,626	0.6%
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	33,645,000	33,950,705	0.6%
Verizon Owner Trust,
Series 2018-1A, Class A1A, 2.820%, 09/20/2022(2)	28,600,000	28,517,680	0.5%
World Financial Network Credit Card Master Trust,
Series 2017-C, Class A, 2.310%, 08/15/2024	19,279,000	19,009,728	0.3%
Other Asset Backed Securities(1)(2)(8)		234,248,099	4.1%
Total Asset Backed Securities
(Cost $444,901,806)		443,544,570	7.7%
Total Long-Term Investments
(Cost $5,709,298,324)		5,675,707,442	98.8%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(5)	95,794,117	$95,794,117	1.7%
Total Short-Term Investment
(Cost $95,794,117)		95,794,117	1.7%
Total Investments
(Cost $5,805,092,441)		5,771,501,559	100.5%
Liabilities in Excess of Other Assets		(30,264,800)	(0.5)%
TOTAL NET ASSETS		$5,741,236,759	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contain a foreign security.
(2)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $1,458,367,499, which represents 25.40% of total net assets.

(3)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security, or group of securities contain a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security, or group of securities contain a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contain a step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2018
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,502,918,463	$—	$1,502,918,463
Other Government Related Securities	—	101,622,094	—	101,622,094
Corporate Bonds	—	3,235,379,174	—	3,235,379,174
Municipal Bonds	—	63,107,697	—	63,107,697
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	180,862,213	—	180,862,213
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	52,799,179	—	52,799,179
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	95,474,052	—	95,474,052
Asset Backed Securities	—	443,544,570	—	443,544,570
Total Long-Term Investments	—	5,675,707,442	—	5,675,707,442
Short-Term Investment
Money Market Mutual Fund	95,794,117	—	—	95,794,117
Total Short-Term Investment	95,794,117	—	—	95,794,117
Total Investments	$95,794,117	$5,675,707,442	$—	$5,771,501,559

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2018 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

Economic growth in 2018 accelerated in the U.S., allowing the Fed to continue normalizing monetary policy, boosting overnight rates by a total of 200 bps and reducing over $450B of assets on its balance sheet. As a result, Treasury yields moved higher with short-term yields rising more than longer-term rates, leading to a flatter curve. Demand for fixed income assets was favorable through most of the year, but softened in the fourth quarter due primarily to asset allocation rebalancing trades that sold bonds and bought stocks after the 15-20% decline in the equity markets. A strong rally ensued in Treasuries near year end, but corporate credit spreads widened on late-cycle recession worries. Performance varied across the market sectors as higher quality credits and well-structured securitized issues outperformed lower-quality issues for the year.

During a challenging 2018, the Fund generated positive absolute returns though underperformed its benchmark.

The primary factors contributing to the Fund’s absolute and relative performance in 2018 include:

•	An overweight to Investment Grade Credit was the primary detractor and was partially mitigated by the Fund’s Credit positioning, which was shorter than the benchmark

•	The Fund benefited from positioning for a flattening in the front end of the yield curve

•	The Fund modestly benefited from exposure to Agency and Non-Agency Commercial Mortgage-Backed Securities (CMBS)

Market expectations are certainly different than they were a year ago. Economic growth is expected to slow, both in the U.S. and abroad, and inflation measures are well contained even with low unemployment levels. As a result, the market currently expects no rate hikes from the Fed in 2019, although the Fed’s official outlook suggests as many as two 25 bps rate hikes. We expect growth to remain positive in 2019, likely reverting back toward a 2.0% pace, from 3.0% in 2018, as the benefits of fiscal stimulus fade and the impact of rate hikes already in the pipeline become more impactful along with continued elevated uncertainty around U.S./China trade and Brexit. However, the employment backdrop remains favorable and income levels continue to rise, leaving the consumer in a strong position. Corporate debt as a percentage of GDP is only modestly higher this cycle and bottom-up fundamental credit measures remain constructive at the same time that credit spreads are significantly wider than a year ago. Government borrowing is elevated and rising, with net Treasury issuance expected to increase to $840B this year, up nearly 15% from 2018 which may continue to put modest upward pressure on yields in 2019.

We remain duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors due to favorable risk/reward characteristics and the broad sector diversification benefits they provide. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$3,312,206,677

	SEC 30-Day
	Yield(3)
	Institutional Class	3.17%
	Investor Class	2.92%

	Average
	Effective
	Duration	3.87 years

	Average
	Effective
	Maturity	4.37 years

	Annualized
	Expense
	Ratio(4)
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	32%

	Number of
	Holdings	487

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/08, assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2018	Year	Years	Years	Inception(1)
Institutional Class Shares	0.58%	2.12%	4.18%	4.63%
Investor Class Shares	0.30%	1.89%	3.93%	4.37%
Bloomberg Barclays Intermediate
U.S. Government/Credit Bond Index(2)	0.88%	1.86%	2.90%	4.20%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.375%, 08/31/2020	$157,725,000	$154,749,173	4.7%
1.750%, 03/31/2022	239,300,000	233,934,444	7.1%
1.875%, 03/31/2022	295,550,000	290,008,438	8.7%
2.500%, 05/15/2024	282,800,000	282,280,796	8.5%
2.250%, 11/15/2025	152,875,000	149,501,001	4.5%
2.000%, 11/15/2026	109,975,000	104,978,870	3.2%
2.250%, 11/15/2027	133,225,000	128,692,227	3.9%
Total U.S. Treasury Securities
(Cost $1,345,737,549)		1,344,144,949	40.6%
Other Government Related Securities
Other Government Related Securities(1)(2)(8)		37,657,262	1.1%
Total Other Government Related Securities
(Cost $37,776,055)		37,657,262	1.1%
Corporate Bonds
Industrials
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028	12,300,000	12,334,519	0.4%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	10,900,000	10,867,788	0.3%
DXC Technology Co.,
4.450%, 09/18/2022	14,000,000	14,285,683	0.4%
Energy Transfer Partners LP,
4.750%, 01/15/2026	10,206,000	9,916,765	0.3%
MPLX LP,
4.875%, 06/01/2025	10,192,000	10,285,385	0.3%
Nvent Finance Sarl,
3.950%, 04/15/2023(1)	15,800,000	15,686,976	0.5%
Penske Truck Leasing Co. LP / PTL Finance Corp.,
3.950%, 03/10/2025(2)	12,000,000	11,755,479	0.4%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	10,302,164	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Zimmer Biomet Holdings, Inc.,
3.700%, 03/19/2023	$10,000,000	$9,893,268	0.3%
Other Industrials(1)(2)(3)(8)(9)		535,971,104	16.2%
Total Industrials
(Cost $653,885,699)		641,299,131	19.4%
Utilities
Edison International,
4.125%, 03/15/2028	13,600,000	12,871,869	0.4%
EDP Finance BV,
4.125%, 01/15/2020(1)(2)	15,000,000	15,015,600	0.5%
Enel Finance International NV,
3.500%, 04/06/2028(1)(2)	13,550,000	11,616,149	0.3%
Other Utilities(1)(2)(3)(8)		34,967,069	1.0%
Total Utilities
(Cost $77,316,478)		74,470,687	2.2%
Financials
Anthem, Inc.,
3.350%, 12/01/2024	10,000,000	9,741,953	0.3%
Bank of America Corp.,
2.369%, 07/21/2021
(3 Month LIBOR USD + 0.660%)(3)	11,000,000	10,803,150	0.3%
BNP Paribas SA,
3.500%, 03/01/2023(1)(2)	10,000,000	9,695,124	0.3%
BNZ International Funding Ltd.,
2.100%, 09/14/2021(1)(2)	10,000,000	9,649,212	0.3%
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	11,625,591	0.3%
BPCE SA,
4.625%, 07/11/2024(1)(2)	10,000,000	9,833,252	0.3%
Capital One NA,
2.650%, 08/08/2022	12,150,000	11,667,698	0.4%
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,195,198	0.4%
HSBC Holdings PLC,
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)(1)(3)	10,140,000	9,923,587	0.3%
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,000,000	9,805,200	0.3%
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	11,325,000	13,106,562	0.4%
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	9,906,000	11,250,469	0.3%
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	10,000,000	10,051,166	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	$8,300,000	$10,244,379	0.3%
Standard Chartered PLC,
3.050%, 01/15/2021(1)(2)	10,000,000	9,850,920	0.3%
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	12,000,000	11,979,169	0.4%
Other Financials(1)(2)(3)(8)(9)		599,121,375	18.1%
Total Financials
(Cost $786,735,312)		771,544,005	23.3%
Total Corporate Bonds
(Cost $1,517,937,489)		1,487,313,823	44.9%
Municipal Bonds
Other Municipal Bonds(8)		48,470,960	1.5%
Total Municipal Bonds
(Cost $48,304,922)		48,470,960	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(8)		53,850	0.0%
Total U.S. Government Agency Issues
(Cost $52,231)		53,850	0.0%
Non-U.S. Government Agency Issues
Towd Point Mortgage Trust,
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	10,021,647	9,803,217	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(8)		58,485,936	1.8%
Total Non-U.S. Government Agency Issues
(Cost $67,891,906)		68,289,153	2.1%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	15,850,000	15,748,904	0.5%
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	13,945,175	0.4%
Series K050, Class A2, 3.334%, 08/25/2025(4)	12,150,000	12,310,528	0.4%
2.946%-3.350%, 07/25/2024-01/25/2028	25,245,000	25,248,466	0.8%
Total U.S. Government Agency Issues
(Cost $68,181,489)		67,253,073	2.1%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,100,000	11,020,058	0.3%
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	11,675,000	11,475,341	0.3%
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	10,000,000	10,413,191	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16, Class A4, 3.600%, 06/15/2047	$12,975,000	$13,090,533	0.4%
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,462,488	0.5%
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	11,175,000	11,316,263	0.3%
WFRBS Commercial Mortgage Trust,
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	9,852,000	9,937,100	0.3%
Other Non-U.S. Government Agency Issues(8)		43,520,171	1.3%
Total Non-U.S. Government Agency Issues
(Cost $129,519,035)		127,235,145	3.7%
Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	20,275,000	19,960,228	0.6%
Dell Equipment Finance Trust,
Series 2018-1, Class A3, 3.180%, 06/22/2023(2)	15,935,000	15,940,141	0.5%
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022(2)	14,555,000	14,356,853	0.4%
Verizon Owner Trust,
Series 2017-3A, Class A1A, 2.060%, 04/20/2022(2)	12,250,000	12,102,699	0.4%
Other Asset Backed Securities(2)(8)		26,338,191	0.8%
Total Asset Backed Securities
(Cost $89,020,856)		88,698,112	2.7%
Total Long-Term Investments
(Cost $3,304,421,532)		3,269,116,327	98.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(5)	48,868,118	$48,868,118	1.5%
Total Short-Term Investment
(Cost $48,868,118)		48,868,118	1.5%
Total Investments
(Cost $3,353,289,650)		3,317,984,445	100.2%
Liabilities in Excess of Other Assets		(5,777,768)	(0.2)%
TOTAL NET ASSETS		$3,312,206,677	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contain a foreign security.
(2)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $672,604,116, which represents 20.31% of total net assets.

(3)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security, or group of securities contain a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security, or group of securities contain a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contain a step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(9)	Security in default, or group of securities contain a security in default.

Summary of Fair Value Exposure at December 31, 2018
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,344,144,949	$—	$1,344,144,949
Other Government Related Securities	—	37,657,262	—	37,657,262
Corporate Bonds	—	1,487,313,823	—	1,487,313,823
Municipal Bonds	—	48,470,960	—	48,470,960
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	53,850	—	53,850
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	68,289,153	—	68,289,153
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	67,253,073	—	67,253,073
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	127,235,145	—	127,235,145
Asset Backed Securities	—	88,698,112	—	88,698,112
Total Long-Term Investments	—	3,269,116,327	—	3,269,116,327
Short-Term Investment
Money Market Mutual Fund	48,868,118	—	—	48,868,118
Total Short-Term Investment	48,868,118	—	—	48,868,118
Total Investments	$48,868,118	$3,269,116,327	$—	$3,317,984,445

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2018 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one  year.

Economic growth in 2018 accelerated in the U.S., allowing the Fed to continue normalizing monetary policy, boosting overnight rates by a total of 200 bps and reducing over $450B of assets on its balance sheet. As a result, Treasury yields moved higher with short-term yields rising more than longer-term rates, leading to a flatter curve. Demand for fixed income assets was favorable through most of the year, but softened in the fourth quarter due primarily to asset allocation rebalancing trades that sold bonds and bought stocks after the 15-20% decline in the equity markets. A strong rally ensued in Treasuries near year end, but corporate credit spreads widened on late-cycle recession worries. Performance varied across the market sectors as higher quality credits and well-structured securitized issues outperformed lower-quality issues for the year.

During a challenging 2018, the Fund modestly underperformed its benchmark.

The primary factors contributing to the Fund’s performance in 2018 include:

•	An overweight to Investment Grade Credit was the primary detractor and was partially mitigated by the Fund’s Credit positioning, which was shorter than the benchmark.

•	The Fund benefited from its underweight to Agency Residential Mortgage-Backed Securities (RMBS).

•	The Fund benefited from its positioning for a flattening in the front end of the yield curve as well as an overall positive convexity tilt versus the benchmark.

Market expectations are certainly different than they were a year ago. Economic growth is expected to slow, both in the U.S. and abroad, and inflation measures are well contained even with low unemployment levels. As a result, the market currently expects no rate hikes from the Fed in 2019, although the Fed’s official outlook suggests as many as two 25 bps rate hikes. We expect growth to remain positive in 2019, likely reverting back toward a 2.0% pace, from 3.0% in 2018, as the benefits of fiscal stimulus fade and the impact of rate hikes already in the pipeline become more impactful along with continued elevated uncertainty around U.S./China trade and Brexit. However, the employment backdrop remains favorable and income levels continue to rise, leaving the consumer in a strong position. Corporate debt as a percentage of GDP is only modestly higher this cycle and bottom-up fundamental credit measures remain constructive at the same time that credit spreads are significantly wider than a year ago. Government borrowing is elevated and rising, with net Treasury issuance expected to increase to $840B this year, up nearly 15% from 2018 which may continue to put modest upward pressure on yields in 2019.

We remain duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. We will continue to underweight Agency RMBS and prefer the risk/reward characteristics of Non-Agency RMBS, Agency CMBS, Non-Agency senior CMBS structures and select short-duration ABS. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$15,615,682,357

	SEC 30-Day
	Yield(3)
	Institutional Class	3.36%
	Investor Class	3.10%

	Average
	Effective
	Duration	5.87 years

	Average
	Effective
	Maturity	8.09 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	24%

	Number of
	Holdings	1,101

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/08, assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2018	Year	Years	Years	Inception(1)
Institutional Class Shares	-0.30%	2.94%	4.78%	5.12%
Investor Class Shares	-0.54%	2.69%	4.52%	4.87%
Bloomberg Barclays U.S.
Aggregate Bond Index(2)	0.01%	2.52%	3.48%	4.65%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$310,830,000	$303,860,607	1.9%
1.875%, 03/31/2022	376,950,000	369,882,188	2.4%
2.500%, 05/15/2024	542,225,000	541,229,507	3.5%
2.250%, 11/15/2025	405,625,000	396,672,731	2.5%
2.000%, 11/15/2026	319,050,000	304,555,657	2.0%
2.250%, 11/15/2027	159,725,000	154,290,606	1.0%
3.500%, 02/15/2039	487,880,900	533,638,791	3.4%
2.875%, 05/15/2043	663,750,000	647,960,011	4.1%
2.500%, 02/15/2045	125,800,000	114,006,250	0.7%
Total U.S. Treasury Securities
(Cost $3,371,881,416)		3,366,096,348	21.5%
Other Government Related Securities
Other Government Related Securities(1)(2)(9)		153,939,967	1.0%
Total Other Government Related Securities
(Cost $157,988,359)		153,939,967	1.0%
Corporate Bonds
Industrials
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
4.420%, 06/15/2021(2)	50,575,000	50,491,566	0.3%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	38,000,000	40,234,558	0.2%
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	43,329,000	42,965,844	0.3%
Other Industrials(1)(2)(3)(7)(8)(9)		2,978,557,967	19.1%
Total Industrials
(Cost $3,217,382,382)		3,112,249,935	19.9%
Utilities
Other Utilities(1)(2)(9)		180,273,593	1.1%
Total Utilities
(Cost $196,847,168)		180,273,593	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	$44,423,000	$44,394,871	0.3%
Capital One NA,
3.375%, 02/15/2023	41,962,000	40,517,190	0.3%
ING Bank NV,
5.800%, 09/25/2023(1)(2)	43,525,000	45,463,112	0.3%
Other Financials(1)(2)(3)(7)(9)		2,881,738,353	18.4%
Total Financials
(Cost $3,091,356,298)		3,012,113,526	19.3%
Total Corporate Bonds
(Cost $6,505,585,848)		6,304,637,054	40.3%
Municipal Bonds
Other Municipal Bonds(9)		146,085,239	0.9%
Total Municipal Bonds
(Cost $144,587,168)		146,085,239	0.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 02/01/2032	74,319,443	74,070,571	0.5%
4.000%, 01/01/2041	48,348,346	49,747,246	0.3%
3.000%, 01/01/2043	42,826,350	42,027,087	0.3%
3.500%, 04/01/2043	66,877,732	67,312,123	0.4%
3.500%, 02/01/2044	43,060,771	43,381,853	0.3%
3.500%, 05/01/2044	43,614,393	43,937,778	0.3%
3.000%, 10/01/2045	43,648,888	42,883,149	0.3%
3.500%, 01/01/2046	41,886,570	42,028,693	0.3%
3.000%, 10/01/2046	88,829,707	86,737,711	0.5%
3.000%, 05/01/2047	71,697,025	69,996,188	0.4%
4.000%, 08/01/2048	53,840,903	55,091,188	0.3%
2.500%-6.500%, 06/01/2020-08/01/2046	642,634,334	650,757,724	4.2%
Federal National Mortgage Association (FNMA):
3.500%, 01/01/2032	51,071,777	52,021,153	0.3%
4.000%, 05/01/2037	54,551,796	56,215,407	0.3%
3.500%, 12/01/2041	40,795,258	41,113,401	0.3%
4.000%, 02/01/2042	48,603,077	49,976,179	0.3%
3.500%, 07/01/2042	105,620,411	106,444,739	0.7%
3.000%, 03/01/2043	44,654,957	43,882,394	0.3%
3.000%, 05/01/2043	59,115,449	58,137,879	0.4%
3.500%, 09/01/2043	57,261,546	57,792,892	0.4%
3.500%, 10/01/2043	63,333,302	63,827,571	0.4%
3.500%, 02/01/2045	44,623,299	44,971,488	0.3%
4.000%, 11/01/2045	40,272,433	41,098,429	0.3%
3.500%, 05/01/2046	66,350,551	66,543,208	0.4%
3.500%, 11/01/2046	58,734,619	58,941,499	0.4%
2.500%-6.000%, 11/01/2021-07/01/2048	1,021,734,840	1,038,107,628	6.6%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage Association (GNMA):
3.000%, 08/20/2046	$44,638,463	$44,023,620	0.3%
4.500%, 06/20/2047	64,507,059	66,792,275	0.4%
3.000%-6.000%, 11/20/2033-07/20/2047	244,283,799	248,016,033	1.6%
Other U.S. Government Agency Issues(4)(9)		15,610,921	0.1%
Total U.S. Government Agency Issues
(Cost $3,462,519,215)		3,421,488,027	21.9%
Non-U.S. Government Agency Issues
Towd Point Mortgage Trust,
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	41,221,564	40,262,738	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(8)(9)		474,856,610	3.0%
Total Non-U.S. Government Agency Issues
(Cost $515,874,207)		515,119,348	3.3%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	47,333,043	0.3%
Series K037, Class A2, 3.490%, 01/25/2024	68,125,000	69,665,913	0.4%
Series K050, Class A2, 3.334%, 08/25/2025(4)	72,374,000	73,330,220	0.5%
Series K063, Class A2, 3.430%, 01/25/2027(4)	49,560,000	50,167,298	0.3%
2.653%-3.850%, 06/25/2022-06/25/2033	246,596,000	246,324,018	1.6%
Other U.S. Government Agency Issues(4)(9)		11,120,820	0.1%
Total U.S. Government Agency Issues
(Cost $503,590,109)		497,941,312	3.2%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK9, Class A4, 3.538%, 11/15/2054	44,971,000	44,641,214	0.3%
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class A3, 3.541%, 12/15/2048	44,050,000	44,322,749	0.3%
Other Non-U.S. Government Agency Issues(4)(9)		612,379,727	3.9%
Total Non-U.S. Government Agency Issues
(Cost $717,787,997)		701,343,690	4.5%
Asset Backed Securities
Ford Credit Auto Owner Trust:
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	43,505,000	42,438,445	0.3%
Series 2018-1, Class A, 3.190%, 07/15/2031(2)	40,550,000	40,226,415	0.3%
Other Asset Backed Securities(2)(9)		124,603,202	0.8%
Total Asset Backed Securities
(Cost $208,483,827)		207,268,062	1.4%
Total Long-Term Investments
(Cost $15,588,298,146)		15,313,919,047	98.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(5)	259,568,092	$259,568,092	1.7%
Total Short-Term Investment
(Cost $259,568,092)		259,568,092	1.7%
Total Investments
(Cost $15,847,866,238)		15,573,487,139	99.7%
Other Assets in Excess of Liabilities		42,195,218	0.3%
TOTAL NET ASSETS		$15,615,682,357	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contain a foreign security.
(2)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $2,440,596,968, which represents 15.63% of total net assets.

(3)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security, or group of securities contain a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security, or group of securities contain a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Security in default, or group of securities contain a security in default.
(8)	Step-up bond or group of securities contain a step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(9)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2018
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,366,096,348	$—	$3,366,096,348
Other Government Related Securities	—	153,939,967	—	153,939,967
Corporate Bonds	—	6,304,637,054	—	6,304,637,054
Municipal Bonds	—	146,085,239	—	146,085,239
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	3,421,488,027	—	3,421,488,027
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	515,119,348	—	515,119,348
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	497,941,312	—	497,941,312
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	701,343,690	—	701,343,690
Asset Backed Securities	—	207,268,062	—	207,268,062
Total Long-Term Investments	—	15,313,919,047	—	15,313,919,047
Short-Term Investment
Money Market Mutual Fund	259,568,092	—	—	259,568,092
Total Short-Term Investment	259,568,092	—	—	259,568,092
Total Investments	$259,568,092	$15,313,919,047	$—	$15,573,487,139

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2018 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage- backed securities (CMBS) with maturities of at least one year.

Economic growth in 2018 accelerated in the U.S., allowing the Fed to continue normalizing monetary policy, boosting overnight rates by a total of 200 bps and reducing over $450B of assets on its balance sheet. As a result, Treasury yields moved higher with short-term yields rising more than longer-term rates, leading to a flatter curve. Demand for fixed income assets was favorable through most of the year, but softened in the fourth quarter due primarily to asset allocation rebalancing trades that sold bonds and bought stocks after the 15-20% decline in the equity markets. A strong rally ensued in Treasuries near year end, but corporate credit spreads widened on late-cycle recession worries. Performance varied across the market sectors as higher quality credits and well-structured securitized issues outperformed lower-quality issues for the year.

During a challenging 2018, the Fund modestly underperformed its benchmark.

The primary factors contributing to the Fund’s performance in 2018 include:

•	An overweight to Investment Grade Credit was the primary detractor and was partially mitigated by the Fund’s Credit positioning, which was shorter than the benchmark.

•	The Fund benefited from its exposure to Non-Agency Residential Mortgage-Backed securities (RMBS) and underweight to Agency Residential Mortgage-Backed securities (RMBS).

•	The Fund benefited from its positioning for a flattening in the front end of the yield curve as well as an overall positive convexity tilt versus the benchmark.

Market expectations are certainly different than they were a year ago. Economic growth is expected to slow, both in the U.S. and abroad, and inflation measures are well contained even with low unemployment levels. As a result, the market currently expects no rate hikes from the Fed in 2019, although the Fed’s official outlook suggests as many as two 25 bps rate hikes. We expect growth to remain positive in 2019, likely reverting back toward a 2.0% pace, from 3.0% in 2018, as the benefits of fiscal stimulus fade and the impact of rate hikes already in the pipeline become more impactful along with continued elevated uncertainty around U.S./China trade and Brexit. However, the employment backdrop remains favorable and income levels continue to rise, leaving the consumer in a strong position. Corporate debt as a percentage of GDP is only modestly higher this cycle and bottom-up fundamental credit measures remain constructive at the same time that credit spreads are significantly wider than a year ago. Government borrowing is elevated and rising, with net Treasury issuance expected to increase to $840B this year, up nearly 15% from 2018 which may continue to put modest upward pressure on yields in 2019.

We remain duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. We will continue to underweight Agency RMBS and prefer the risk/reward characteristics of Non-Agency RMBS, Agency CMBS, Non-Agency senior CMBS structures and select short-duration ABS. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$17,806,320,666

	SEC 30-Day
	Yield(3)
	Institutional Class	3.63%
	Investor Class	3.37%

	Average
	Effective
	Duration	5.67 years

	Average
	Effective
	Maturity	7.82 years

	Annualized
	Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)
Sector Weightings(1)
	Portfolio
	Turnover Rate	26%

	Number of
	Holdings	1,312

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/08, assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2018	Year	Years	Years	Inception(1)
Institutional Class Shares	-0.51%	3.08%	5.41%	5.58%
Investor Class Shares	-0.74%	2.84%	5.16%	5.32%
Bloomberg Barclays U.S.
Universal Bond Index(2)	-0.25%	2.72%	4.06%	4.90%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$185,175,000	$181,023,028	1.0%
1.875%, 03/31/2022	318,025,000	312,062,031	1.8%
2.500%, 05/15/2024	99,425,000	99,242,462	0.6%
2.250%, 11/15/2025	214,425,000	209,692,574	1.2%
2.000%, 11/15/2026	202,025,000	192,847,067	1.1%
2.250%, 11/15/2027	253,525,000	244,899,207	1.4%
3.500%, 02/15/2039	364,345,000	398,516,575	2.2%
2.875%, 05/15/2043	654,400,000	638,832,439	3.6%
2.500%, 02/15/2045	228,175,000	206,783,594	1.2%
Total U.S. Treasury Securities
(Cost $2,487,087,546)		2,483,898,977	14.1%
Other Government Related Securities
Other Government Related Securities(1)(2)(8)		219,103,700	1.2%
Total Other Government Related Securities
(Cost $226,270,792)		219,103,700	1.2%
Corporate Bonds
Industrials
Forest Laboratories, Inc.,
5.000%, 12/15/2021(2)	41,397,000	42,593,336	0.2%
Genpact Luxembourg Sarl,
3.700%, 04/01/2022(1)	43,005,000	42,677,971	0.2%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	50,315,000	53,273,731	0.3%
Seagate HDD Cayman,
4.250%, 03/01/2022(1)	52,944,000	50,597,621	0.3%
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	54,946,000	51,941,390	0.3%
Western Digital Corp.,
4.750%, 02/15/2026	57,075,000	49,512,563	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Williams Companies, Inc.,
3.700%, 01/15/2023	$44,375,000	$43,288,269	0.2%
Other Industrials(1)(2)(3)(8)(9)		4,362,018,601	24.5%
Total Industrials
(Cost $4,860,976,522)		4,695,903,482	26.3%
Utilities
Other Utilities(1)(2)(8)		252,967,421	1.4%
Total Utilities
(Cost $272,174,825)		252,967,421	1.4%
Financials
ING Bank NV,
5.800%, 09/25/2023(1)(2)	39,680,000	41,446,899	0.2%
Nationwide Building Society,
4.000%, 09/14/2026(1)(2)	53,541,000	48,734,239	0.3%
Royal Bank of Scotland Group PLC,
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)(1)(3)	62,335,000	59,942,419	0.3%
Other Financials(1)(2)(3)(8)(9)		3,684,221,869	20.7%
Total Financials
(Cost $3,935,519,428)		3,834,345,426	21.5%
Total Corporate Bonds
(Cost $9,068,670,775)		8,783,216,329	49.2%
Municipal Bonds
Other Municipal Bonds(8)		101,663,723	0.6%
Total Municipal Bonds
(Cost $98,882,608)		101,663,723	0.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 02/01/2032	54,645,686	54,462,695	0.3%
3.500%, 07/01/2042	64,866,500	65,347,646	0.4%
3.000%, 11/01/2042	51,207,578	50,367,959	0.3%
3.500%, 08/01/2044	59,878,567	60,263,152	0.3%
3.500%, 01/01/2046	57,675,844	57,871,541	0.3%
3.500%, 08/01/2046	86,480,930	86,962,100	0.5%
3.000%, 10/01/2046	117,909,441	115,153,448	0.6%
3.000%, 05/01/2047	82,980,874	81,012,355	0.5%
4.000%, 08/01/2048	44,051,648	45,074,608	0.3%
3.000%-6.500%, 12/01/2020-08/01/2047	696,472,606	702,171,600	3.9%
Federal National Mortgage Association (FNMA):
3.500%, 01/01/2032	46,531,180	47,396,151	0.3%
4.000%, 05/01/2037	72,101,972	74,300,793	0.4%
3.500%, 08/01/2037	45,999,903	46,418,532	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA):
3.500%, 07/01/2042	$123,270,571	$124,232,651	0.7%
3.500%, 09/01/2043	41,169,397	41,551,420	0.2%
3.500%, 02/01/2045	55,380,293	55,812,419	0.3%
4.000%, 02/01/2045	53,015,079	54,384,146	0.3%
4.000%, 11/01/2045	55,519,317	56,658,031	0.3%
3.500%, 12/01/2045	43,983,305	44,083,785	0.2%
2.500%-6.500%, 11/01/2021-11/01/2047	999,963,771	1,018,273,862	5.7%
Government National Mortgage Association (GNMA):
3.500%, 10/20/2045	80,078,299	80,743,418	0.5%
3.000%, 08/20/2046	52,956,665	52,227,249	0.3%
3.000%-6.500%, 12/20/2028-07/20/2047	245,901,563	251,320,166	1.4%
Other U.S. Government Agency Issues(8)		186,037	0.0%
Total U.S. Government Agency Issues
(Cost $3,300,680,563)		3,266,275,764	18.3%
Non-U.S. Government Agency Issues
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057(2)	51,035,041	51,219,037	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(8)		978,892,914	5.5%
Total Non-U.S. Government Agency Issues
(Cost $1,032,937,215)		1,030,111,951	5.8%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023(4)	64,407,000	65,338,660	0.4%
Series K037, Class A2, 3.490%, 01/25/2024	66,950,000	68,464,335	0.4%
Series K048, Class A2, 3.284%, 06/25/2025(4)	53,680,000	54,261,376	0.3%
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,951,000	84,046,965	0.5%
Series K061, Class A2, 3.347%, 11/25/2026(4)	57,140,000	57,518,210	0.3%
3.243%-3.900%, 04/25/2027-10/25/2033	53,884,000	55,016,070	0.3%
Other U.S. Government Agency Issues(4)(8)		29,061,032	0.2%
Total U.S. Government Agency Issues
(Cost $417,789,378)		413,706,648	2.4%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK8, Class A4, 3.488%, 11/15/2050	50,056,751	49,514,992	0.3%
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	49,189,111	48,347,909	0.3%
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	41,590,000	41,407,000	0.2%
Series 2013-C10, Class A3, 3.967%, 07/15/2046(4)	43,057,040	44,313,001	0.2%
Other Non-U.S. Government Agency Issues(4)(8)		712,270,692	4.0%
Total Non-U.S. Government Agency Issues
(Cost $911,943,315)		895,853,594	5.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Asset Backed Securities
Ford Credit Auto Owner Trust,
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	$74,240,000	$72,419,954	0.4%
Other Asset Backed Securities(2)(8)		217,038,083	1.2%
Total Asset Backed Securities
(Cost $290,917,157)		289,458,037	1.6%
Total Long-Term Investments
(Cost $17,835,179,349)		17,483,288,723	98.2%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(5)	283,206,904	283,206,904	1.6%
Total Short-Term Investment
(Cost $283,206,904)		283,206,904	1.6%
Total Investments
(Cost $18,118,386,253)		17,766,495,627	99.8%
Other Assets in Excess of Liabilities		39,825,039	0.2%
TOTAL NET ASSETS		$17,806,320,666	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contain a foreign security.
(2)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $3,292,336,537, which represents 18.49% of total net assets.

(3)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security, or group of securities contain a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security, or group of securities contain a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contain a step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(9)	Security in default, or group of securities contain a security in default.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,483,898,977	$—	$2,483,898,977
Other Government Related Securities	—	219,103,700	—	219,103,700
Corporate Bonds	—	8,783,216,329	—	8,783,216,329
Municipal Bonds	—	101,663,723	—	101,663,723
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	3,266,275,764	—	3,266,275,764
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,030,111,951	—	1,030,111,951
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	413,706,648	—	413,706,648
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	895,853,594	—	895,853,594
Asset Backed Securities	—	289,458,037	—	289,458,037
Total Long-Term Investments	—	17,483,288,723	—	17,483,288,723
Short-Term Investment
Money Market Mutual Fund	283,206,904	—	—	283,206,904
Total Short-Term Investment	283,206,904	—	—	283,206,904
Total Investments	$283,206,904	$17,483,288,723	$—	$17,766,495,627

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2018 Municipal Bond Market Overview
(Unaudited)

Higher Tax-Free Yields and Steeper Curve in 2018
2018 was a year in which the fundamental backdrop for municipal credit improved, interest rates moved modestly higher, but investors received positive returns across all segments of the market. Municipal yields were pulled higher by strong U.S. growth and rising Treasury yields. Although broad inflation measures remained at or below the Fed’s 2.0% target, the faster pace of economic growth provided sufficient cover for the Fed to raise the federal funds rate four times in 2018. Short and intermediate term municipal yields rose 25 – 30 bps, less than the 47 bp increase in long-term tax-free yields. The steepening of the municipal yield curve was due primarily to varying levels of demand across the curve. For example, individual investors, whose tax rates were little changed by the 2017 tax bill, demonstrated steady demand for much of the year with purchases focused primarily in the 1 – 10 year maturity range, helping to mute the upward yield trend in that segment. Individual demand waned in the fourth quarter as investors sought to harvest tax losses through the sale of municipal funds and individual bonds. Institutional investors, on the other hand, which are typically less duration sensitive than individuals and invest on the longer end of the curve, were less committed to the municipal market in 2018 following the significant cut in corporate income tax rates in late-2017. Banks reduced their allocation to municipals over the course of the year, redirecting a portion of both maturing debt and sale proceeds into taxable alternatives instead. The most recent data shows bank holdings of municipal bonds fell by $40B YTD through September, or roughly 7%. In contrast, municipal holdings for property and casualty insurers actually rose by $9B, or nearly 3%, over the same time frame. While some of the largest P&C insurance companies were net sellers of tax-free bonds, in total, the diversification benefits of municipals apparently were viewed as sufficient to offset the reduced tax benefits.

AAA Municipal Yields

	Dec 31,	Sep 30,	Nov 30,	Dec 31,
Maturity	2017	2018	2018	2018	1Mo	Q4	2018
1	1.44%	1.92%	1.87%	1.74%	-0.13%	-0.18%	0.30%
2	1.56%	1.98%	1.98%	1.80%	-0.18%	-0.18%	0.24%
3	1.59%	2.07%	2.03%	1.85%	-0.18%	-0.22%	0.26%
5	1.70%	2.23%	2.16%	1.96%	-0.20%	-0.27%	0.26%
7	1.80%	2.42%	2.31%	2.09%	-0.22%	-0.33%	0.29%
10	2.01%	2.62%	2.55%	2.32%	-0.23%	-0.30%	0.31%
30	2.62%	3.26%	3.27%	3.09%	-0.18%	-0.17%	0.47%

Light Supply Year
New municipal supply throughout 2018 was consistently below prior year levels, as expected, following the passage of the tax reform bill which eliminated the advanced refunding of outstanding debt. Partially offsetting the decline in supply was a rise in new money borrowing, which rose by $33B YoY (+16%), helping to finance infrastructure spending needs. Nonetheless, total supply for 2018 fell by $110B (from $448B to $338B), or -24%. The largest YoY drop occurred in the fourth quarter where supply fell by $69B alone from the record pre-tax reform issuance late in 2017. Some of the largest issuing states, such as California, had noticeably less issuance last year than in 2017. California supply fell by nearly $21B, or -30% YoY, which caused California debt to trade at relatively rich valuations compared to debt in other states throughout the year. Strengthening

2018 Municipal Bond Market Overview
(Unaudited)

fundamentals also contributed to California’s trading value as strong tax revenues and a conservative fiscal focus by outgoing Governor Jerry Brown limited new borrowing. Certain market sectors experienced notable declines in issuance as well. Two sectors that stood out for their decrease in supply were Education (-33%) and Healthcare (-43%). Both sectors face near-term margin pressures as well as longer term secular challenges, the combination of which has restricted recent borrowing.

Strong Tax Revenues Led to Strengthening Municipal Credits and Stable Credit Spreads
Another favorable development in the municipal market last year was the strengthening of municipal credits and the relative stability of municipal credit spreads. State and local tax revenues are leveraged to the pace of economic growth and with growth estimated at 3.0% for all of 2018, combined with the near record length of this expansion, municipalities continued to benefit. State and local tax revenues have grown in 32 of the last 35 quarters and, according to the National Association of State Budget Officers (NASBO), state general fund revenues grew 6.4% in fiscal year 2018. The largest contributor to the increase in state revenues was a 9.8% increase in personal income tax revenues, reflecting the strong labor market and rising income levels. Some of the strongest revenue growth occurred in fossil fuel focused states, such as Alaska, where revenues grew nearly 30% YoY, and North Dakota, which saw revenues rise over 28%. This benefit may work against these same states in 2019 if oil/energy prices remain near the lower closing levels at year-end (~$45/bbl for West Texas Intermediate). Nonetheless, the tax revenue boost last year was broad based, evidenced by solid improvements even in some of the more fiscally challenged states, such as Connecticut (+13.6%), Illinois (+5.8%) and New Jersey (+4.8%). State rainy day reserves as a percentage of general fund expenditures also grew 6.4% in fiscal year 2018 to reach a new all-time high. The solid credit backdrop and favorable market technical led to relatively stable municipal credit spreads, particularly in contrast to the widening spreads which occurred in the taxable corporate market. According to Bloomberg data, the yield differential between BBB and AAA municipal yields in the 10-year maturity widened by 13 bps in Q4 in the midst of the heightened volatility in the financial markets, but ended the year 1 bp tighter than where they began (+93 vs. +94).

Other Key Municipal Developments in 2018

•
In November, Democrats regained control of the House, while Republicans increased their majority in the Senate. A divided Congress makes additional tax changes less likely over the next two years. In addition, the new Chairman of the House Ways and Means Committee, Richard Neal (D-MA), is the former mayor of Springfield, MA and has expressed support for the municipal market. He has also pledged to give municipal market advocates a voice in how the 2017 tax reform may have negatively impacted municipalities to see if revisions are needed.

•
Several rulings from the U.S. Supreme Court proved favorable to the municipal market. In May, the Court legalized gambling on sports, providing a new potential revenue source for states inclined to allow this activity. Then in June, the Court ruled that states can now collect sales tax on online transactions from retailers who do not have a physical presence in the state. Finally, the Court ruled in a third case that non-union government employees can opt-out of paying union dues, which may provide municipalities more flexibility in future labor negotiations.

•
One other notable item that did not happen was passage of a bipartisan federal infrastructure plan. While both political parties continue to realize the need for a plan and the benefits that would accrue from passing a comprehensive infrastructure bill, unfortunately the two sides remain far apart as to the funding approach. Instead, state and local governments continue to take the lead on the most necessary and worthy projects. In the midterm elections $31B of new borrowing was authorized to help finance infrastructure needs, of which $8.7B alone was approved in the rapidly growing state of Texas.

Positive Returns Across the Market
The strong rally in Q4 helped to push all municipal returns into positive territory for the year. Intermediate and long-term maturities moved into the black despite a steepening of the curve in 2018, but shorter maturities were the performance leader for the year. Lower quality credits underperformed in Q4, particularly

2018 Municipal Bond Market Overview
(Unaudited)

High Yield municipals, as credit spreads widened modestly. Yet, for the full year lower quality, investment grade credits (BBBs) were the performance leaders. The Prerefunded sector benefited both from its growing scarcity value given the lack of new advance refundings, but also from the shorter average maturity focus relative to other market sectors.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Bloomberg				Bloomberg
Barclays				Barclays
Index/Sector	Dec	Q4	2018	Quality	Dec	Q4	2018
Municipal Bond Index	1.20%	1.69%	1.28%	AAA	1.22%	1.84%	1.05%
General Obligation bonds	1.23%	1.82%	1.33%	AA	1.21%	1.74%	1.22%
Revenue bonds	1.22%	1.67%	1.20%	A	1.21%	1.60%	1.34%
Prerefunded bonds	0.70%	1.19%	1.67%	BBB	1.06%	1.35%	1.96%
Long maturities (22+ yrs.)	1.37%	1.49%	0.34%	High Yield	0.86%	0.30%	4.76%
Intermediate				HY, ex-
maturities (1 – 17 yrs.)	1.11%	1.71%	1.58%	Puerto Rico	0.96%	0.28%	3.70%
Short maturities (1 – 5 yrs.)	0.64%	1.10%	1.77%

2019 Outlook
The municipal market enters 2019 with a solid fundamental and supply/demand technical backdrop. Although the economy is expected to grow, albeit at a slower pace, we expect state and local tax revenues to continue to rise. A slower pace of growth, combined with moderate inflation expectations, has moved the market’s base case forecast to an unchanged federal funds rate this year, although probabilities of either a cut or rate hike are also assigned. Fortunately, most municipalities have been relatively frugal regarding borrowing in recent years and are not highly levered if the economy does slow; however, rising pension and healthcare costs continue to present long-term fiscal challenges. Pension reforms have been enacted where the political will has existed and courts have allowed, and further reforms are likely. To meet these rising fiscal challenges, there will likely be ongoing pressure to find additional tax and other revenues to offset them. Demand for municipal debt should remain steady. The aging demographics in the U.S. and the relative safety of municipals when compared to other, more volatile asset classes should provide solid support for the market. It is our view that the municipal market has largely adjusted to less corporate demand following the 2017 tax reform, and the steeper municipal curve that has resulted will be a draw for investors of all types seeking to capitalize on the roll-down benefits the municipal curve offers. From a supply perspective, issuance levels will likely rise an estimated 10% YoY, which would be very manageable for investors to digest. Within the 2019 supply, taxable municipal issuance is also expected to increase, perhaps as much as 20% YoY. While the taxable municipal sector remains a small component of the total municipal market (roughly 10% of the total debt outstanding), new taxable supply in 2019 could rise to $45B next year even without a federal infrastructure plan, or approximately 12% of the estimated $370B of total municipal issuance this year. With interest rates higher than a year ago, the curve steeper, a modest increase in supply expected, along with solid credit fundamentals, the backdrop for the municipals in 2019 is favorable.

2018 Municipal Bond Market Overview
(Unaudited)

Disclosures

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally declines and conversely, in a falling interest rate environment, the value of fixed-income securities generally increases. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Barclays Municipal Bond Index and do not represent separate indices.

The Bloomberg Barclays High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million.  The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Barclays Municipal Bond Index or Bloomberg Barclays High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Short-Term Municipal Bond Fund
December 31, 2018 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

Investors achieved positive returns in the tax-free municipal market in 2018 even with interest rates moving higher. The adjustment in rates was not uniform, however, as longer-term yields rose more than short-term yields. The steeper yield curve was driven by varying levels of demand along the curve; steady demand was evident from individual investors, minimizing the rise in short-term rates, while the appetite for longer-term bonds from institutional investors waned when corporate income tax rates fell to 21% from 35%. Another consequence of the tax law changes was the lack of advanced refunding issues in 2018, reducing municipal supply by one-quarter on a year-over-year basis. Fortunately, the credit backdrop for the municipal market improved on strong tax revenue growth, allowing municipalities to rebuild rainy-day reserves to record levels and municipal spreads to remain relatively stable.

During a challenging 2018, the Fund generated strong absolute returns and tracked its benchmark.

Positive contributors to the Fund’s relative performance include:

•	Favorable positioning along the yield curve

•	Security selection

•	Modest overweight to credit

•	An underweight to Pre-Refunded and General Obligation (GO) bonds

We hold a favorable outlook for the municipal market in 2019. We expect the level of supply to rise by an estimated 10% this year as the amount of new money borrowing continues to grow, helping finance necessary state and local infrastructure projects. The demand for municipals should also be more than sufficient for the available supply. For investors, interest rates are higher than they were a year ago and the tax-free yield curve is steeper, both of which should add to the appeal of the municipal market. If financial market volatility in the fourth quarter of 2018 is any indication of what may be in store for financial markets in 2019, then the relative stability and safety of the municipal market may be an attractive alternative for certain investors. The backdrop for municipal credit is also favorable and should continue to improve this year. If the U.S. economy continues to grow, even at a slowing pace, this will lead to higher tax revenues for state and local governments. Most municipalities have remained fiscally frugal in the post-financial crisis era, limiting new borrowing to only the most essential projects and directing any excess revenues into rainy day funds, when possible. In fact, reserve levels as a percentage of total expenditures reached a record high in 2018. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with high-quality access to the municipal market.

The Fund will maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the relatively steep municipal curve. Sector weightings favor an overweight to revenue-backed issues over general obligation debt. A neutral credit posture overall is appropriate given relatively narrow credit spreads. Opportunities for additional yield will be sought through bottom-up credit analysis as well as through security structure and cash flow optionality.

Baird Short-Term Municipal Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$345,178,402

	SEC 30-Day
	Yield(4)
	Institutional Class	2.21%
	Investor Class	2.02%

	Average
	Effective
	Duration	2.44 years

	Average
	Effective
	Maturity	2.76 years

	Annualized
	Expense
	Ratio(5)
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	107%

	Number of
	Holdings	980

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2018	Year	Years	Inception(1)
Institutional Class Shares	1.75%	1.76%	1.87%
Investor Class Shares	1.52%	1.45%	1.57%
Bloomberg Barclays Short (1-5 Year) Municipal Bond Index(2)	1.77%	1.15%	1.15%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Total Alabama
(Cost $3,199,043)(1)(8)		$3,181,411	0.9%
Alaska
Alaska Housing Finance Corp.
4.000%, 12/01/2048(Callable 06/01/2027)	$1,485,000	1,568,472	0.5%
Other Alaska(8)		755,625	0.2%
Total Alaska
(Cost $2,325,847)		2,324,097	0.7%
Arizona
Total Arizona
(Cost $5,400,270)(1)(2)(3)(8)		5,375,706	1.6%
Arkansas
City of Little Rock AR
2.375%, 04/01/2028(Callable 10/01/2022)	1,390,000	1,408,695	0.4%
City of Rogers AR
3.250%, 11/01/2043(Callable 11/01/2026)	2,000,000	2,022,260	0.6%
Other Arkansas(1)(8)		7,023,020	2.0%
Total Arkansas
(Cost $10,393,208)		10,453,975	3.0%
California
California Health Facilities Financing Authority
1.000%, 08/15/2053	2,000,000	1,985,980	0.6%
Other California(1)(2)(5)(8)		9,159,312	2.7%
Total California
(Cost $11,084,367)		11,145,292	3.3%
Colorado
Total Colorado
(Cost $9,988,055)(1)(2)(8)		9,973,866	2.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut
State of Connecticut
5.000%, 10/01/2027(Callable 10/01/2023)	$1,000,000	$1,101,270	0.3%
Town of Hamden CT
5.000%, 08/15/2021(ETM)	1,080,000	1,163,894	0.3%
Other Connecticut(1)(8)		4,665,675	1.4%
Total Connecticut
(Cost $6,921,005)		6,930,839	2.0%
District of Columbia
Total District of Columbia
(Cost $2,760,285)(1)(8)		2,766,876	0.8%
Florida
Escambia County Health Facilities Authority
1.770%, 11/15/2029
(Optional Put Date 01/02/2019)(Insured by AGC)(1)	1,110,000	1,110,000	0.3%
Highlands County Health Facilities Authority
1.710%, 11/15/2037(Callable 01/02/2019)
(Optional Put Date 01/07/2019)(1)	2,000,000	2,000,000	0.6%
Jacksonville Housing Finance Authority
2.250%, 12/01/2021
(Mandatory Tender Date 12/01/2020)(1)	1,500,000	1,499,430	0.4%
St. Lucie County School Board
5.000%, 07/01/2027(Callable 07/01/2023)	1,150,000	1,266,357	0.4%
Other Florida(1)(8)		12,367,868	3.6%
Total Florida
(Cost $18,261,259)		18,243,655	5.3%
Georgia
Gainesville & Hall County Hospital Authority
2.660%, 08/15/2035 (SIFMA Municipal
Swap Index + 0.950%)(Callable 08/22/2019)
(Mandatory Tender Date 02/18/2020)(2)	1,225,000	1,226,053	0.3%
Other Georgia(1)(2)(8)		4,340,465	1.3%
Total Georgia
(Cost $5,573,826)		5,566,518	1.6%
Idaho
University of Idaho
5.250%, 04/01/2041
(Mandatory Tender Date 04/01/2021)(1)	1,475,000	1,569,931	0.5%
Total Idaho
(Cost $1,590,711)		1,569,931	0.5%
Illinois
Chicago Park District
5.000%, 01/01/2024	1,305,000	1,423,964	0.4%
City of Burbank IL
4.000%, 12/01/2021(Insured by BAM)	1,500,000	1,543,980	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County School District No. 130
5.000%, 12/01/2025(Insured by AGM)	$1,320,000	$1,491,560	0.4%
Illinois Finance Authority
1.750%, 07/01/2042
(Mandatory Tender Date 05/06/2020)(1)	1,205,000	1,196,119	0.3%
Southern Illinois University
5.250%, 04/01/2019(Insured by NATL)	1,390,000	1,398,729	0.4%
Other Illinois(1)(2)(5)(6)(8)		34,451,296	10.0%
Total Illinois
(Cost $41,478,510)		41,505,648	11.9%
Indiana
Total Indiana
(Cost $13,690,438)(1)(2)(8)		13,694,286	4.0%
Iowa
Total Iowa
(Cost $4,748,739)(1)(2)(5)(8)		4,780,437	1.4%
Kansas
Public Building Commission of Johnson County
5.000%, 09/01/2023	1,310,000	1,484,034	0.4%
Other Kansas(2)(8)		1,450,200	0.4%
Total Kansas
(Cost $2,929,534)		2,934,234	0.8%
Kentucky
Total Kentucky
(Cost $4,440,039)(1)(8)		4,431,512	1.3%
Louisiana
Louisiana Local Government Environmental
Facilities & Community Development Authority
5.500%, 10/01/2025(Pre-refunded to 10/01/2020)	1,050,000	1,114,522	0.3%
Louisiana Public Facilities Authority
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	2,000,000	2,376,940	0.7%
Other Louisiana(8)		2,927,043	0.8%
Total Louisiana
(Cost $6,411,890)		6,418,505	1.8%
Maine
Total Maine
(Cost $538,519)(8)		528,733	0.2%
Maryland
Maryland Health & Higher Educational Facilities Authority
5.000%, 07/01/2027(ETM)(Insured by AMBAC)	2,300,000	2,604,313	0.8%
Other Maryland(8)		516,588	0.1%
Total Maryland
(Cost $3,112,454)		3,120,901	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts
Massachusetts Housing Finance Agency
2.400%, 12/01/2023
(Mandatory Tender Date 12/01/2021)(1)	$1,745,000	$1,748,403	0.5%
Other Massachusetts(1)(2)(8)		3,038,067	0.9%
Total Massachusetts
(Cost $4,791,814)		4,786,470	1.4%
Michigan
Michigan Finance Authority
5.000%, 07/01/2025(Callable 07/01/2024)
(Insured by AGM)	1,475,000	1,672,930	0.5%
Michigan State Housing Development Authority
4.000%, 06/01/2046(Callable 12/01/2024)	1,060,000	1,100,354	0.3%
Other Michigan(1)(2)(8)		6,249,556	1.8%
Total Michigan
(Cost $8,997,658)		9,022,840	2.6%
Minnesota
Jordan Independent School District No. 717
5.000%, 02/01/2035(Callable 02/01/2023)
(Insured by SD CRED PROG)	1,000,000	1,107,380	0.3%
Other Minnesota(1)(5)(8)		9,687,843	2.8%
Total Minnesota
(Cost $10,798,518)		10,795,223	3.1%
Mississippi
Mississippi Home Corp.
2.400%, 02/01/2022
(Mandatory Tender Date 08/01/2021)(1)	2,500,000	2,498,725	0.7%
Other Mississippi(1)(2)(8)		2,226,426	0.6%
Total Mississippi
(Cost $4,730,989)		4,725,151	1.3%
Missouri
Total Missouri
(Cost $4,358,312)(1)(5)(8)		4,361,150	1.3%
Montana
Montana Board of Housing
4.000%, 12/01/2043(Callable 12/01/2027)	1,110,000	1,165,400	0.3%
4.000%, 06/01/2049(Callable 12/01/2027)
(Insured by FHA)	1,270,000	1,335,011	0.4%
Other Montana(8)		128,256	0.0%
Total Montana
(Cost $2,642,837)		2,628,667	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nebraska
Central Plains Energy Project
5.000%, 09/01/2042(Callable 09/01/2022)	$1,035,000	$1,105,856	0.3%
Other Nebraska(1)(8)		2,255,041	0.7%
Total Nebraska
(Cost $3,364,092)		3,360,897	1.0%
Nevada
Total Nevada
(Cost $1,225,598)(1)(8)		1,235,613	0.4%
New Jersey
Total New Jersey
(Cost $7,812,343)(1)(8)		7,824,333	2.3%
New Mexico
New Mexico Municipal Energy Acquisition Authority
2.324%, 11/01/2039 (1 Month
LIBOR USD + 0.750%)(Callable 02/01/2019)
(Mandatory Tender Date 08/01/2019)(2)	1,360,000	1,360,231	0.4%
Other New Mexico(2)(8)		1,093,264	0.3%
Total New Mexico
(Cost $2,453,413)		2,453,495	0.7%
New York
Total New York
(Cost $6,864,242)(1)(2)(8)		6,859,518	2.0%
North Carolina
State of North Carolina
5.000%, 05/01/2024(Callable 05/01/2023)	1,250,000	1,403,587	0.4%
Other North Carolina(1)(8)		3,772,813	1.1%
Total North Carolina
(Cost $5,166,414)		5,176,400	1.5%
North Dakota
City of Williston ND
4.500%, 11/01/2026(Callable 11/01/2023)	2,150,000	2,291,878	0.6%
Other North Dakota(8)		5,061,262	1.5%
Total North Dakota
(Cost $7,314,321)		7,353,140	2.1%
Ohio
Ohio Higher Educational Facility Commission
1.600%, 01/01/2039	1,250,000	1,250,000	0.4%
Ohio Turnpike & Infrastructure Commission
5.500%, 02/15/2024	1,185,000	1,342,878	0.4%
Other Ohio(1)(2)(8)		7,377,347	2.1%
Total Ohio
(Cost $9,951,183)		9,970,225	2.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oklahoma
Total Oklahoma
(Cost $3,531,257)(1)(2)(8)		$3,541,177	1.0%
Oregon
State of Oregon Housing & Community Services Department
2.200%, 12/01/2021
(Mandatory Tender Date 12/01/2020)(1)	$2,450,000	2,449,069	0.7%
4.500%, 01/01/2049(Callable 07/01/2027)	1,480,000	1,589,683	0.5%
3.500%-4.500%, 07/01/2036-07/01/2049	600,000	638,520	0.2%
Other Oregon(1)(8)		2,891,197	0.8%
Total Oregon
(Cost $7,589,705)		7,568,469	2.2%
Pennsylvania
Pennsylvania Economic Development Financing Authority
0.450%, 12/01/2030	2,000,000	2,000,000	0.6%
Pennsylvania Housing Finance Agency
2.450%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	2,500,000	2,503,600	0.7%
Other Pennsylvania(1)(2)(8)		9,353,029	2.7%
Total Pennsylvania
(Cost $13,851,693)		13,856,629	4.0%
Puerto Rico
Total Puerto Rico
(Cost $985,002)(7)(8)		989,162	0.3%
Rhode Island
Total Rhode Island
(Cost $1,137,306)(8)		1,137,009	0.3%
South Carolina
Greenwood Fifty School Facilities, Inc.
5.000%, 12/01/2027	1,000,000	1,154,980	0.3%
South Carolina Jobs-Economic Development Authority
6.500%, 08/01/2039(Pre-refunded to 08/01/2021)
(Insured by AGM)	1,550,000	1,728,513	0.5%
Other South Carolina(1)(8)		5,377,691	1.6%
Total South Carolina
(Cost $8,252,577)		8,261,184	2.4%
Tennessee
Total Tennessee
(Cost $5,555,497)(1)(8)		5,541,550	1.6%
Texas
Dallas Independent School District
5.000%, 02/15/2036(Mandatory Tender Date
02/15/2022)(PSF Guaranteed)(1)	1,560,000	1,695,751	0.5%
Decatur Hospital Authority
5.750%, 09/01/2029(ETM)	1,610,000	1,927,025	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mansfield Independent School District
2.500%, 08/01/2042(Mandatory Tender Date
08/01/2021)(PSF Guaranteed)(1)	$1,515,000	$1,525,560	0.4%
Wink-Loving Independent School District
5.000%, 02/15/2026(Callable 02/15/2023)
(PSF Guaranteed)	1,970,000	2,193,319	0.6%
5.000%, 02/15/2027(Callable 02/15/2023)
(PSF Guaranteed)	2,350,000	2,613,435	0.8%
Other Texas(1)(2)(5)(6)(8)		30,439,137	8.8%
Total Texas
(Cost $40,268,401)		40,394,227	11.7%
Utah
Total Utah
(Cost $875,348)(1)(8)		874,929	0.3%
Vermont
Vermont Housing Finance Agency
4.000%, 11/01/2048(Callable 05/01/2027)	1,500,000	1,577,670	0.5%
Other Vermont(1)(8)		1,386,095	0.4%
Total Vermont
(Cost $2,974,342)		2,963,765	0.9%
Virgin Islands
Total Virgin Islands
(Cost $104,777)(8)		103,263	0.0%
Virginia
Total Virginia
(Cost $978,767)(1)(8)		980,034	0.3%
Washington
Total Washington
(Cost $2,253,980)(1)(2)(8)		2,250,691	0.7%
West Virginia
Total West Virginia
(Cost $122,696)(8)		122,105	0.0%
Wisconsin
Public Finance Authority
8.375%, 06/01/2037(Pre-refunded to 06/01/2022)	1,075,000	1,276,337	0.4%
8.625%, 06/01/2047(Pre-refunded to 06/01/2022)	1,250,000	1,500,363	0.4%
3.000%-4.000%, 01/01/2020-11/15/2022	1,415,000	1,426,800	0.4%
Village of Sussex WI
3.000%, 06/01/2023(Callable 06/01/2022)	1,155,000	1,179,209	0.3%
Wisconsin Health & Educational Facilities Authority
2.650%-5.500%, 02/15/2019-11/15/2043	5,340,000	5,553,576	1.6%
Other Wisconsin(1)(8)		5,377,182	1.6%
Total Wisconsin
(Cost $16,323,942)		16,313,467	4.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wyoming
Wyoming Community Development Authority
4.000%, 12/01/2043(Callable 06/01/2027)	$1,500,000	$1,565,805	0.5%
Total Wyoming
(Cost $1,570,189)		1,565,805	0.5%
Total Long-Term Investments
(Cost $341,695,212)		341,963,010	99.1%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(4)	1,826,316	1,826,316	0.5%
Total Short-Term Investment
(Cost $1,826,316)		1,826,316	0.5%
Total Investments
(Cost $343,521,528)		343,789,326	99.6%
Other Assets in Excess of Liabilities		1,389,076	0.4%
TOTAL NET ASSETS		$345,178,402	100.0%
Notes to Summary Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
FHA – Federal Housing Administration
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
(1)	Variable rate security, or group of securities contain a variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(3)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $219,364, which represents 0.06% of total net assets.

(4)	7-Day Yield.
(5)
Auction Rate Security, or group of securities contain an auction rate security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security, or group of securities contain a security, purchased on a when-issued or delayed delivery basis.
(7)	Security in default, or group of securities contain a security in default.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$341,963,010	$—	$341,963,010
Total Long-Term Investments	—	341,963,010	—	341,963,010
Short-Term Investment
Money Market Mutual Fund	1,826,316	—	—	1,826,316
Total Short-Term Investment	1,826,316	—	—	1,826,316
Total Investments	$1,826,316	$341,963,010	$—	$343,789,326

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

Investors achieved positive returns in the tax-free municipal market in 2018 even with interest rates moving higher. The adjustment in rates was not uniform, however, as longer-term yields rose more than short-term yields. The steeper yield curve was driven by varying levels of demand along the curve; steady demand was evident from individual investors, minimizing the rise in short-term rates, while the appetite for longer-term bonds from institutional investors waned when corporate income tax rates fell to 21% from 35%. Another consequence of the tax law changes was the lack of advanced refunding issues in 2018, reducing municipal supply by one-quarter on a year-over-year basis. Fortunately, the credit backdrop for the municipal market improved on strong tax revenue growth, allowing municipalities to rebuild rainy-day reserves to record levels and municipal spreads to remain relatively stable.

During a challenging 2018, the Fund generated positive absolute returns and lagged its benchmark.

Positive contributors to the Fund’s relative performance include:

•	Sector weighting, particularly Pre-Refunded, General Obligation (GO) and Housing bonds

•	Favorable positioning along the yield curve

Detractors from the Fund’s relative performance include:

•	Security selection

•	The overweight to higher quality issues.

We hold a favorable outlook for the municipal market in 2019. We expect the level of supply to rise by an estimated 10% this year as the amount of new money borrowing continues to grow, helping finance necessary state and local infrastructure projects. The demand for municipals should also be more than sufficient for the available supply. For investors, interest rates are higher than they were a year ago and the tax-free yield curve is steeper, both of which should add to the appeal of the municipal market. If financial market volatility in the fourth quarter of 2018 is any indication of what may be in store for financial markets in 2019, then the relative stability and safety of the municipal market may be an attractive alternative for certain investors. The backdrop for municipal credit is also favorable and should continue to improve this year. If the U.S. economy continues to grow, even at a slowing pace, this will lead to higher tax revenues for state and local governments. Most municipalities have remained fiscally frugal in the post-financial crisis era, limiting new borrowing to only the most essential projects and directing any excess revenues into rainy day funds, when possible. In fact, reserve levels as a percentage of total expenditures reached a record high in 2018. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with high-quality access to the municipal market.

The Fund will maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the relatively steep municipal curve. Sector weightings will strongly favor a focus on AAA-rated issues and the pre-refunded sector of the market. As available, the Fund will seek to also add high-quality tax-exempt Housing revenue bonds, which have U.S. Federal Agency support. Finally, the Fund will seek to add yield through security structure and cash flow optionality rather than credit.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,120,005,184

	SEC 30-Day
	Yield(4)
	Institutional Class	2.23%
	Investor Class	1.96%

	Average
	Effective
	Duration	4.50 years

	Average
	Effective
	Maturity	4.86 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	40%

	Number of
	Holdings	453

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/08, assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2018	Year	Years	Years	Inception(1)
Institutional Class Shares	1.19%	2.10%	2.93%	3.87%
Investor Class Shares	0.90%	1.85%	2.68%	3.60%
Bloomberg Barclays Quality Intermediate
Municipal Bond Index(2)	1.51%	2.56%	3.51%	3.92%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alaska
Total Alaska
(Cost $2,802,015)(4)		$2,798,945	0.2%
Arizona
Total Arizona
(Cost $1,650,836)(4)		1,659,593	0.1%
Arkansas
Total Arkansas
(Cost $9,702,397)(4)		9,613,289	0.9%
California
City of Bakersfield CA
0.000%, 04/15/2021(ETM)	$12,380,000	11,864,868	1.1%
Rio Hondo Community College District
0.000%, 08/01/2042(Callable 08/01/2034)	6,445,000	6,748,044	0.6%
San Joaquin Hills Transportation Corridor Agency
0.000%, 01/01/2020(ETM)	6,865,000	6,750,423	0.6%
0.000%, 01/01/2023(ETM)	14,005,000	12,975,773	1.2%
0.000%, 01/01/2027-01/01/2028	2,150,000	1,757,788	0.2%
San Marcos Public Facilities Authority
0.000%, 09/01/2019(ETM)	17,495,000	17,290,134	1.5%
Other California(1)(3)(4)		25,388,712	2.3%
Total California
(Cost $80,579,358)		82,775,742	7.5%
Colorado
Colorado Health Facilities Authority
0.000%, 07/15/2022(ETM)	6,505,000	6,016,865	0.5%
Dawson Ridge Metropolitan District No. 1
0.000%, 10/01/2022(ETM)	38,235,000	35,318,817	3.2%
0.000%, 10/01/2022(ETM)	23,665,000	21,860,070	2.0%
Regional Transportation District
4.375%, 06/01/2039(Callable 06/01/2023)	5,725,000	5,999,571	0.5%
Other Colorado(4)		3,912,041	0.3%
Total Colorado
(Cost $71,464,618)		73,107,364	6.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut
Total Connecticut
(Cost $3,342,102)(4)		$3,320,866	0.3%
District of Columbia
Total District of Columbia
(Cost $1,007,741)(4)		1,019,777	0.1%
Florida
County of Miami-Dade FL
4.500%, 10/01/2020	7,100,000	7,416,305	0.7%
School District of Broward County
5.250%, 07/01/2022(Pre-refunded to 07/01/2021)	8,445,000	9,146,104	0.8%
5.250%, 07/01/2023(Pre-refunded to 07/01/2021)	4,915,000	5,323,043	0.5%
State of Florida
5.000%, 06/01/2022(Callable 06/01/2019)	13,800,000	13,976,364	1.2%
Other Florida(1)(4)		34,667,054	3.1%
Total Florida
(Cost $69,283,040)		70,528,870	6.3%
Georgia
Forsyth County Hospital Authority
6.375%, 10/01/2028(ETM)	8,050,000	9,768,353	0.9%
Other Georgia(4)		11,761,773	1.0%
Total Georgia
(Cost $21,289,220)		21,530,126	1.9%
Illinois
Illinois Development Finance Authority
0.000%, 07/15/2023(ETM)	26,755,000	24,087,794	2.2%
0.000%, 07/15/2025(ETM)	45,085,000	38,404,305	3.4%
Illinois Finance Authority
5.000%, 12/01/2030(Pre-refunded to 12/01/2021)	6,825,000	7,403,146	0.7%
5.000%-6.625%, 05/01/2022-11/01/2039	4,145,000	4,466,227	0.4%
Kendall Kane & Will Counties
Community Unit School District No. 308
0.000%, 02/01/2021(Insured by AGM)	13,625,000	12,974,134	1.2%
Southwestern Illinois Development Authority
7.625%, 11/01/2048(Pre-refunded to 11/01/2023)	6,085,000	7,614,221	0.7%
Village of Schaumburg IL
4.000%, 12/01/2024(Callable 12/01/2022)	5,750,000	6,140,195	0.5%
Other Illinois(4)		55,141,539	4.9%
Total Illinois
(Cost $153,751,085)		156,231,561	14.0%
Indiana
Total Indiana
(Cost $9,444,684)(4)		9,469,271	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
Total Iowa
(Cost $5,384,229)(4)		$5,398,358	0.5%
Kansas
Total Kansas
(Cost $1,242,648)(4)		1,226,696	0.1%
Kentucky
Total Kentucky
(Cost $238,282)(4)		235,100	0.0%
Louisiana
Louisiana Public Facilities Authority
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	$26,690,000	31,720,264	2.8%
5.500%, 05/15/2032(Pre-refunded to 05/15/2026)	22,180,000	27,014,131	2.4%
Other Louisiana(4)		2,691,389	0.2%
Total Louisiana
(Cost $58,382,084)		61,425,784	5.4%
Maryland
State of Maryland
4.000%, 06/01/2030(Callable 06/01/2024)	5,790,000	6,199,643	0.5%
5.000%, 08/01/2031(Callable 08/01/2028)	9,835,000	11,898,875	1.1%
Other Maryland(4)		3,256,992	0.3%
Total Maryland
(Cost $21,344,565)		21,355,510	1.9%
Massachusetts
Commonwealth of Massachusetts
4.000%, 12/01/2022(Pre-refunded to 12/01/2019)	15,000,000	15,295,350	1.4%
Other Massachusetts(4)		4,962,970	0.4%
Total Massachusetts
(Cost $20,236,224)		20,258,320	1.8%
Michigan
Total Michigan
(Cost $23,421,564)(4)		23,690,677	2.1%
Minnesota
University of Minnesota
5.500%, 07/01/2021(ETM)	11,260,000	11,847,772	1.1%
Other Minnesota(4)		4,786,577	0.4%
Total Minnesota
(Cost $16,828,134)		16,634,349	1.5%
Mississippi
Total Mississippi
(Cost $5,860,139)(1)(4)		5,891,991	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Missouri
Total Missouri
(Cost $8,265,318)(4)		$8,181,622	0.7%
Montana
Total Montana
(Cost $1,379,197)(4)		1,368,057	0.1%
Nebraska
Total Nebraska
(Cost $4,637,168)(4)		4,514,940	0.4%
Nevada
Total Nevada
(Cost $2,135,335)(4)		2,148,627	0.2%
New Hampshire
Total New Hampshire
(Cost $1,821,861)(4)		1,844,720	0.2%
New Jersey
Total New Jersey
(Cost $8,807,663)(4)		8,915,692	0.8%
New Mexico
Total New Mexico
(Cost $4,730,377)(4)		4,665,588	0.4%
New York
Metropolitan Transportation Authority
6.000%, 04/01/2020(ETM)(Insured by NATL)	$7,225,000	7,428,601	0.7%
New York City Water & Sewer System
5.000%, 06/15/2032(Callable 12/15/2025)	6,500,000	7,499,375	0.7%
New York State Dormitory Authority
5.000%, 03/15/2030(Callable 03/15/2024)	6,685,000	7,554,117	0.7%
5.000%, 03/15/2033(Callable 03/15/2025)	5,000,000	5,646,200	0.5%
5.000%, 02/15/2030(Callable 08/15/2026)	700,000	815,388	0.1%
New York State Urban Development Corp.
5.000%, 03/15/2032(Callable 03/15/2024)	6,000,000	6,745,620	0.6%
Other New York(4)		13,004,252	1.2%
Total New York
(Cost $48,340,346)		48,693,553	4.5%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021(Callable 01/31/2019)(ETM)	10,385,000	10,855,441	1.0%
4.500%, 01/01/2024(Pre-refunded to 01/01/2022)	12,170,000	12,833,873	1.1%
6.400%, 01/01/2021(ETM)	2,592,000	2,703,715	0.2%
Other North Carolina(4)		1,687,245	0.2%
Total North Carolina
(Cost $28,246,594)		28,080,274	2.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota
Total North Dakota
(Cost $7,035,730)(4)		$6,911,233	0.6%
Ohio
State of Ohio
5.000%, 06/15/2021	$6,740,000	7,247,859	0.6%
Other Ohio(4)		8,167,914	0.7%
Total Ohio
(Cost $15,346,665)		15,415,773	1.3%
Oklahoma
Total Oklahoma
(Cost $885,000)(1)(4)		883,982	0.1%
Oregon
Total Oregon
(Cost $11,557,372)(1)(4)		11,396,709	1.0%
Pennsylvania
Total Pennsylvania
(Cost $25,350,499)(1)(4)		25,155,619	2.2%
Puerto Rico
Puerto Rico Public Finance Corp.
5.125%, 06/01/2024(Insured by AMBAC)	5,490,000	5,986,516	0.5%
5.500%, 08/01/2027(ETM)(Insured by AMBAC)	6,500,000	7,985,705	0.7%
6.000%, 08/01/2026-08/01/2026	5,495,000	6,836,494	0.6%
Other Puerto Rico(4)		1,275,131	0.1%
Total Puerto Rico
(Cost $22,024,671)		22,083,846	1.9%
Rhode Island
State of Rhode Island
5.000%, 08/01/2024	5,000,000	5,750,850	0.5%
Total Rhode Island
(Cost $5,636,664)		5,750,850	0.5%
South Carolina
Piedmont Municipal Power Agency
6.750%, 01/01/2020(ETM)	6,450,000	6,758,697	0.6%
5.375%, 01/01/2025(ETM)(Insured by NATL)	5,645,000	6,582,578	0.6%
Other South Carolina(4)		5,472,618	0.5%
Total South Carolina
(Cost $18,657,300)		18,813,893	1.7%
South Dakota
Total South Dakota
(Cost $909,720)(4)		898,758	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee
Total Tennessee
(Cost $8,453,020)(1)(4)		$8,475,790	0.8%
Texas
City of Houston TX
0.000%, 12/01/2019(ETM)(Insured by AGM)	$13,355,000	13,124,493	1.2%
5.500%, 12/01/2029(ETM)(Insured by NATL)	16,050,000	19,562,703	1.7%
5.750%, 12/01/2032(ETM)(Insured by AGM)	6,715,000	9,011,933	0.8%
5.500%, 12/01/2024(ETM)(Insured by NATL)	1,835,000	2,121,241	0.2%
Harris County Health Facilities Development Corp.
5.750%, 07/01/2027(ETM)	4,850,000	5,769,900	0.5%
Tarrant County Health Facilities Development Corp.
6.000%, 09/01/2024(ETM)	5,340,000	6,006,913	0.5%
The University of Texas System
5.000%, 08/15/2022	8,595,000	9,515,524	0.8%
Other Texas(1)(4)		117,068,702	10.5%
Total Texas
(Cost $180,673,056)		182,181,409	16.2%
Utah
Total Utah
(Cost $9,686,038)(4)		9,828,205	0.9%
Vermont
Total Vermont
(Cost $3,600,636)(4)		3,523,527	0.3%
Virginia
Total Virginia
(Cost $1,847,645)(4)		1,749,916	0.2%
Washington
State of Washington
5.500%, 07/01/2023	5,040,000	5,643,893	0.5%
5.000%, 07/01/2032(Callable 01/01/2025)	6,005,000	6,782,407	0.6%
5.000%, 08/01/2029-08/01/2038	5,850,000	6,644,575	0.6%
Washington State Housing Finance Commission
2.550%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	6,250,000	6,260,500	0.6%
Other Washington(1)(4)		20,790,499	1.9%
Total Washington
(Cost $45,729,225)		46,121,874	4.2%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio
5.000%, 06/01/2028(Pre-refunded to 06/01/2024)	$5,305,000	$6,084,994	0.5%
5.000%, 06/01/2030(Pre-refunded to 06/01/2024)	10,500,000	12,043,815	1.1%
5.000%, 06/01/2031(Pre-refunded to 06/01/2024)	7,975,000	9,147,564	0.8%
Other Wisconsin(4)		22,719,655	2.0%
Total Wisconsin
(Cost $50,412,946)		49,996,028	4.4%
Wyoming
Total Wyoming
(Cost $732,755)(4)		730,709	0.1%
Total Long-Term Investments
(Cost $1,094,157,766)		1,106,503,383	98.7%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(2)	571,064	571,064	0.1%
Total Short-Term Investment
(Cost $571,064)		571,064	0.1%
Total Investments
(Cost $1,094,728,830)		1,107,074,447	98.8%
Other Assets in Excess of Liabilities		12,930,737	1.2%
TOTAL NET ASSETS		$1,120,005,184	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
NATL – National Public Finance Guarantee Corp.
(1)	Variable rate security, or group of securities contain a variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	7-Day Yield.
(3)	Security or a portion of the security, or group of securities contain a security, purchased on a when-issued or delayed delivery basis.
(4)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,106,503,383	$—	$1,106,503,383
Total Long-Term Investments	—	1,106,503,383	—	1,106,503,383
Short-Term Investment
Money Market Mutual Fund	571,064	—	—	571,064
Total Short-Term Investment	571,064	—	—	571,064
Total Investments	$571,064	$1,106,503,383	$—	$1,107,074,447

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Investors achieved positive returns in the tax-free municipal market in 2018 even with interest rates moving higher. The adjustment in rates was not uniform, however, as longer-term yields rose more than short-term yields. The steeper yield curve was driven by varying levels of demand along the curve; steady demand was evident from individual investors, minimizing the rise in short-term rates, while the appetite for longer-term bonds from institutional investors waned when corporate income tax rates fell to 21% from 35%. Another consequence of the tax law changes was the lack of advanced refunding issues in 2018, reducing municipal supply by one-quarter on a year-over-year basis. Fortunately, the credit backdrop for the municipal market improved on strong tax revenue growth, allowing municipalities to rebuild rainy-day reserves to record levels and municipal spreads to remain relatively stable.

During a challenging 2018, the Fund generated positive absolute returns and lagged its benchmark.

The primary factors contributing to the Fund’s performance in 2018 include:

•	The Fund benefited from favorable positioning along the yield curve

•	The Fund benefited from an overweight to credit

•	The Fund benefited from an overweight to the Housing sector

We hold a favorable outlook for the municipal market in 2019. We expect the level of supply to rise by an estimated 10% this year as the amount of new money borrowing continues to grow, helping finance necessary state and local infrastructure projects. The demand for municipals should also be more than sufficient for the available supply. For investors, interest rates are higher than they were a year ago and the tax-free yield curve is steeper, both of which should add to the appeal of the municipal market. If financial market volatility in the fourth quarter of 2018 is any indication of what may be in store for financial markets in 2019, then the relative stability and safety of the municipal market may be an attractive alternative for certain investors. The backdrop for municipal credit is also favorable and should continue to improve this year. If the U.S. economy continues to grow, even at a slowing pace, this will lead to higher tax revenues for state and local governments. Most municipalities have remained fiscally frugal in the post-financial crisis era, limiting new borrowing to only the most essential projects and directing any excess revenues into rainy day funds, when possible. In fact, reserve levels as a percentage of total expenditures reached a record high in 2018. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with high-quality access to the municipal market.

The Fund will maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the relatively steep municipal curve. Sector weightings favor an overweight to revenue-backed issues over general obligation debt. A neutral credit posture overall is appropriate given relatively narrow credit spreads, despite a strong fundamental backdrop. Opportunities for additional yield will be sought through bottom-up credit analysis as well as through security structure and cash flow optionality.

Baird Core Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$380,056,515

	SEC 30-Day
	Yield(4)
	Institutional Class	2.49%
	Investor Class	2.25%

	Average
	Effective
	Duration	4.71 years

	Average
	Effective
	Maturity	5.11 years

	Annualized
	Expense
	Ratio(5)
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	70%

	Number of
	Holdings	805

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2018.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2018	Year	Years	Inception(1)
Institutional Class Shares	1.30%	2.55%	2.89%
Investor Class Shares	1.05%	2.30%	2.65%
Bloomberg Barclays Municipal Bond (1-15 Year) Index(2)	1.58%	1.96%	2.32%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2018.
(2)
The Bloomberg Barclays Municipal Bond (1-15 Year) Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR, N-Q or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
City of Birmingham AL
0.000%, 03/01/2045(Callable 09/01/2025)	$1,175,000	$1,266,615	0.3%
Other Alabama(1)(7)		4,697,261	1.2%
Total Alabama
(Cost $5,908,089)		5,963,876	1.5%
Alaska
Alaska Industrial Development & Export Authority
3.500%, 12/01/2020(Callable 12/01/2019)	1,250,000	1,259,375	0.3%
Other Alaska(7)		2,441,215	0.6%
Total Alaska
(Cost $3,698,673)		3,700,590	0.9%
Arizona
Total Arizona
(Cost $7,895,660)(1)(2)(3)(7)		7,924,134	2.1%
Arkansas
City of Little Rock AR
2.375%, 04/01/2028(Callable 10/01/2022)	2,000,000	2,026,900	0.5%
City of Rogers AR
3.250%, 11/01/2043(Callable 11/01/2026)	2,000,000	2,022,260	0.5%
City of Springdale AR
3.000%, 04/01/2043(Callable 04/01/2024)
(Insured by BAM)	1,415,000	1,419,839	0.4%
Other Arkansas(7)		11,026,101	2.9%
Total Arkansas
(Cost $16,416,936)		16,495,100	4.3%
California
California Health Facilities Financing Authority
1.000%, 08/15/2053	1,970,000	1,956,190	0.5%
Other California(1)(2)(5)(6)(7)		17,071,546	4.5%
Total California
(Cost $18,639,668)		19,027,736	5.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
City of Sheridan CO
5.000%, 12/01/2042(Callable 12/01/2025)	$1,130,000	$1,279,883	0.3%
Colorado Educational & Cultural Facilities Authority
4.000%, 12/15/2025	1,340,000	1,370,807	0.4%
Colorado Housing & Finance Authority
1.850%, 04/01/2020
(Mandatory Tender Date 10/01/2019)(1)	1,500,000	1,495,800	0.4%
Grand River Hospital District
5.250%, 12/01/2031(Callable 12/01/2028)
(Insured by AGM)	1,190,000	1,399,083	0.4%
Woodmen Road Metropolitan District
3.000%, 12/01/2027(Insured by BAM)	1,605,000	1,640,037	0.4%
Other Colorado(1)(2)(7)		15,093,286	4.0%
Total Colorado
(Cost $22,083,428)		22,278,896	5.9%
Connecticut
City of New Haven CT
3.000%, 04/03/2019	2,000,000	2,004,440	0.5%
Other Connecticut(7)		6,479,113	1.7%
Total Connecticut
(Cost $8,450,955)		8,483,553	2.2%
District of Columbia
District of Columbia
5.000%, 06/01/2035(Callable 06/01/2024)	2,000,000	2,229,020	0.6%
Other District of Columbia(1)(7)		4,045,279	1.1%
Total District of Columbia
(Cost $6,207,415)		6,274,299	1.7%
Florida
City of Tallahassee FL
5.000%, 10/01/2033(Callable 10/01/2025)	1,250,000	1,431,950	0.4%
5.000%, 10/01/2034(Callable 10/01/2023)	1,225,000	1,360,007	0.4%
Florida Department of Management Services
5.000%, 11/01/2029	2,000,000	2,467,400	0.6%
Highlands County Health Facilities Authority
1.710%, 11/15/2037(Callable 01/02/2019)
(Optional Put Date 01/07/2019)(1)	2,350,000	2,350,000	0.6%
Other Florida(1)(5)(7)		16,780,315	4.4%
Total Florida
(Cost $24,193,805)		24,389,672	6.4%
Georgia
Total Georgia
(Cost $4,225,796)(1)(7)		4,225,791	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois
Bureau County Township High School District No. 502
4.000%, 12/01/2031(Callable 12/01/2027)
(Insured by BAM)	$1,330,000	$1,412,965	0.4%
Cook County School District No. 130
5.000%, 12/01/2027(Callable 12/01/2025)
(Insured by AGM)	1,195,000	1,336,034	0.4%
Cook County School District No. 163
6.000%, 12/15/2027(Insured by BAM)	1,150,000	1,404,783	0.4%
Cook County School District No. 63
2.375%, 12/01/2028(Callable 12/01/2023)(1)	1,500,000	1,532,505	0.4%
Illinois Finance Authority
1.720%-6.625%, 10/01/2019-12/01/2043(8)	6,360,000	6,209,663	1.6%
Knox & Warren Counties Community
Unit School District No. 205
6.125%, 01/01/2036(Callable 01/01/2021)	1,400,000	1,495,032	0.4%
Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2034(Callable 12/01/2026)	1,500,000	1,676,235	0.4%
Sales Tax Securitization Corp.
5.000%, 01/01/2028	1,500,000	1,705,815	0.4%
5.000%, 01/01/2029	2,500,000	2,861,600	0.8%
State of Illinois
5.000%, 06/15/2027(Callable 06/15/2021)	1,500,000	1,558,800	0.4%
4.000%, 06/15/2038(Callable 06/15/2028)
(Insured by BAM)	2,500,000	2,446,975	0.6%
0.000%-6.000%, 08/01/2019-07/01/2033	3,480,000	3,645,396	1.0%
Other Illinois(1)(2)(7)		30,441,241	8.0%
Total Illinois
(Cost $57,809,959)		57,727,044	15.2%
Indiana
Total Indiana
(Cost $11,889,741)(1)(2)(7)		11,956,883	3.1%
Iowa
Total Iowa
(Cost $205,539)(7)		201,140	0.1%
Kansas
Total Kansas
(Cost $2,369,723)(2)(7)		2,375,984	0.6%
Kentucky
Total Kentucky
(Cost $2,035,535)(1)(7)		2,018,571	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Louisiana
Total Louisiana
(Cost $2,091,778)(7)		$2,129,500	0.6%
Maine
Total Maine
(Cost $833,331)(7)		815,905	0.2%
Massachusetts
Massachusetts Housing Finance Agency
4.500%, 12/01/2048(Callable 12/01/2027)	$2,000,000	2,148,420	0.6%
Other Massachusetts(7)		2,104,664	0.6%
Total Massachusetts
(Cost $4,265,921)		4,253,084	1.2%
Michigan
Lake Orion Community School District
5.000%, 05/01/2025(Insured by Q-SBLF)	1,635,000	1,895,619	0.5%
Other Michigan(1)(7)		6,831,786	1.8%
Total Michigan
(Cost $8,593,097)		8,727,405	2.3%
Minnesota
Total Minnesota
(Cost $5,918,652)(7)		5,895,247	1.6%
Mississippi
Total Mississippi
(Cost $5,110,394)(1)(7)		5,165,658	1.4%
Missouri
Total Missouri
(Cost $4,379,677)(1)(5)(7)		4,388,396	1.2%
Montana
Total Montana
(Cost $1,525,643)(7)		1,536,509	0.4%
Nebraska
Village of Boys Town NE
3.000%, 09/01/2028	1,675,000	1,680,561	0.5%
Other Nebraska(1)(7)		3,903,959	1.0%
Total Nebraska
(Cost $5,603,212)		5,584,520	1.5%
Nevada
Total Nevada
(Cost $4,512,804)(7)		4,498,175	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey
New Jersey Housing & Mortgage Finance Agency
4.500%, 10/01/2048(Callable 10/01/2027)	$1,660,000	$1,782,292	0.5%
Other New Jersey(1)(2)(5)(7)		8,885,835	2.3%
Total New Jersey
(Cost $10,633,663)		10,668,127	2.8%
New Mexico
Total New Mexico
(Cost $851,994)(2)(7)		853,555	0.2%
New York
MTA Hudson Rail Yards Trust Obligations
5.000%, 11/15/2046(Callable 11/15/2019)	1,250,000	1,273,887	0.3%
New York City Transitional Finance Authority
1.790%, 11/01/2022(Optional Put Date 01/02/2019)(1)	1,600,000	1,600,000	0.4%
5.000%, 08/01/2038(Callable 08/01/2028)	1,295,000	1,496,360	0.4%
5.000%, 08/01/2031-08/01/2039	805,000	918,383	0.2%
New York State Thruway Authority
5.000%, 03/15/2029(Callable 09/15/2021)	1,275,000	1,369,784	0.4%
Other New York(1)(7)		5,088,074	1.3%
Total New York
(Cost $11,667,296)		11,746,488	3.0%
North Carolina
North Carolina Turnpike Authority
4.000%, 01/01/2041(Callable 01/01/2029)
(Insured by AGM)	2,000,000	1,997,100	0.5%
Other North Carolina(1)(7)		2,229,355	0.6%
Total North Carolina
(Cost $4,206,134)		4,226,455	1.1%
North Dakota
City of Williston ND
4.250%, 07/15/2025(Callable 07/15/2022)	1,750,000	1,812,685	0.5%
Jamestown Park District
2.900%, 07/01/2035(Callable 01/16/2019)	1,435,000	1,414,049	0.4%
Other North Dakota(7)		4,460,083	1.2%
Total North Dakota
(Cost $7,653,480)		7,686,817	2.1%
Ohio
Little Miami Local School District
5.000%, 11/01/2036(Callable 11/01/2025)
(Insured by SD CRED PROG)	1,845,000	2,071,215	0.5%
Ohio Higher Educational Facility Commission
1.600%, 01/01/2039	1,250,000	1,250,000	0.3%
Other Ohio(2)(7)		9,698,609	2.6%
Total Ohio
(Cost $12,988,394)		13,019,824	3.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oklahoma
Total Oklahoma
(Cost $982,053)(7)		$975,987	0.3%
Oregon
State of Oregon Housing & Community Services Department
2.200%, 12/01/2021
(Mandatory Tender Date 12/01/2020)(1)	$2,000,000	1,999,240	0.5%
Other Oregon(1)(7)		2,000,623	0.5%
Total Oregon
(Cost $3,950,209)		3,999,863	1.0%
Pennsylvania
Commonwealth Financing Authority
4.000%, 06/01/2039(Callable 06/01/2028)
(Insured by AGM)	1,500,000	1,518,765	0.4%
Westmoreland County Municipal Authority
5.000%, 08/15/2028(Callable 08/15/2027)
(Insured by BAM)	1,540,000	1,800,322	0.5%
Other Pennsylvania(1)(2)(3)(7)		9,479,879	2.5%
Total Pennsylvania
(Cost $12,707,044)		12,798,966	3.4%
Rhode Island
Total Rhode Island
(Cost $1,222,798)(7)		1,254,903	0.3%
South Carolina
Total South Carolina
(Cost $2,840,815)(7)		2,894,089	0.8%
South Dakota
Total South Dakota
(Cost $702,539)(7)		694,350	0.2%
Tennessee
Total Tennessee
(Cost $2,850,202)(1)(7)		2,847,495	0.7%
Texas
City of San Antonio TX
2.750%, 02/01/2048
(Mandatory Tender Date 12/01/2022)(1)	1,500,000	1,521,150	0.4%
Dallas Independent School District
5.000%, 02/15/2036(Mandatory Tender
Date 02/15/2022)(PSF Guaranteed)(1)	2,000,000	2,174,040	0.6%
Mansfield Independent School District
5.000%, 02/15/2047
(Callable 02/15/2020)(PSF Guaranteed)	1,400,000	1,442,658	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Caney Independent School District
4.000%, 02/15/2029
(Callable 02/15/2025)(PSF Guaranteed)	$1,450,000	$1,558,982	0.4%
San Angelo Independent School District
5.000%, 02/15/2029
(Callable 02/15/2024)(PSF Guaranteed)	1,250,000	1,409,425	0.4%
Other Texas(1)(5)(7)		31,017,488	8.2%
Total Texas
(Cost $39,028,060)		39,123,743	10.4%
Utah
Total Utah
(Cost $3,395,650)(1)(7)		3,426,245	0.9%
Vermont
Total Vermont
(Cost $1,435,620)(7)		1,420,850	0.4%
Virgin Islands
Total Virgin Islands
(Cost $419,106)(7)		413,052	0.1%
Virginia
Total Virginia
(Cost $409,038)(7)		411,282	0.1%
Washington
Mason & Kitsap Counties School District No. 403
5.000%, 12/01/2037(Callable 12/01/2023)
(Insured by SCH BD GTY)	1,430,000	1,594,922	0.4%
Other Washington(7)		4,311,037	1.1%
Total Washington
(Cost $5,844,049)		5,905,959	1.5%
West Virginia
Total West Virginia
(Cost $255,000)(7)		254,748	0.1%
Wisconsin
Wisconsin Health & Educational Facilities Authority
2.650%, 11/01/2020(Callable 11/01/2019)	1,625,000	1,622,384	0.4%
1.375%-5.250%, 09/15/2019-10/15/2039	4,975,000	5,365,876	1.4%
Other Wisconsin(1)(7)		7,709,648	2.0%
Total Wisconsin
(Cost $14,614,854)		14,697,908	3.8%
Total Long-Term Investments
(Cost $373,523,429)		375,358,374	98.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Short-Term Investment
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(4)	826,495	$826,495	0.2%
Total Short-Term Investment
(Cost $826,495)		826,495	0.2%
Total Investments
(Cost $374,349,924)		376,184,869	99.0%
Other Assets in Excess of Liabilities		3,871,646	1.0%
TOTAL NET ASSETS		$380,056,515	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
(1)	Variable rate security, or group of securities contain a variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	Variable rate security, or group of securities contain a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(3)
Security, or group of securities contain a security, issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $423,882, which represents 0.11% of total net assets.

(4)	7-Day Yield.
(5)
Auction Rate Security, or group of securities contain an auction rate security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security, or group of securities contain a security, purchased on a when-issued or delayed delivery basis.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(8)	Security in default, or group of securities contain a security in default.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$375,358,374	$—	$375,358,374
Total Long-Term Investments	—	375,358,374	—	375,358,374
Short-Term Investment
Money Market Mutual Fund	826,495	—	—	826,495
Total Short-Term Investment	826,495	—	—	826,495
Total Investments	$826,495	$375,358,374	$—	$376,184,869

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2018 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/18	12/31/18	Period(1)	12/31/18	Period(1)
Baird Ultra Short
Bond Fund
Institutional Class	0.15%	$1,000.00	$1,010.70	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$1,009.40	$2.03	$1,023.19	$2.04

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,013.70	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,013.50	$2.79	$1,022.43	$2.80

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,017.60	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,016.40	$2.80	$1,022.43	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,014.80	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,013.90	$2.79	$1,022.43	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,012.50	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,011.60	$2.79	$1,022.43	$2.80

Baird Short-Term
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,011.60	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,010.30	$2.79	$1,022.43	$2.80

Baird Quality Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,014.50	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,013.70	$2.79	$1,022.43	$2.80

Baird Core Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,015.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,013.70	$2.79	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2018

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $1,043,955,466, $5,805,092,441
and $3,353,289,650, respectively)	$1,041,782,214	$5,771,501,559	$3,317,984,445
Interest receivable	4,417,840	37,443,556	22,479,666
Receivable for Fund shares sold	116,785,040	18,906,221	11,613,830
Prepaid expenses and other assets	—	290	157,176
Total assets	1,162,985,094	5,827,851,626	3,352,235,117
LIABILITIES:
Payable for securities purchased	114,523,200	78,917,213	33,539,506
Payable for Fund shares redeemed	1,294,352	6,189,935	5,621,192
Payable to Advisor, net (Note 5)	76,914	1,212,206	705,632
Accrued Rule 12b-1 fees (Note 7)	7,953	53,072	20,984
Accrued expenses and other liabilities	38,457	242,441	141,126
Total liabilities	115,940,876	86,614,867	40,028,440
NET ASSETS	$1,047,044,218	$5,741,236,759	$3,312,206,677
NET ASSETS CONSIST OF:
Paid-in capital	$1,049,669,553	$5,806,507,235	$3,373,348,480
Total distributable earnings (loss)	(2,625,335)	(65,270,476)	(61,141,803)
NET ASSETS	$1,047,044,218	$5,741,236,759	$3,312,206,677
INSTITUTIONAL CLASS SHARES
Net Assets	$1,031,469,705	$5,596,249,218	$3,264,923,905
Shares outstanding ($0.01 par value,
unlimited shares authorized)	103,091,271	584,612,351	302,408,104
Net asset value, offering and
redemption price per share	$10.01	$9.57	$10.80
INVESTOR CLASS SHARES
Net Assets	$15,574,513	$144,987,541	$47,282,772
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,557,130	15,149,504	4,188,580
Net asset value, offering and
redemption price per share	$10.00	$9.57	$11.29

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2018

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $15,847,866,238 and
$18,118,386,253, respectively)	$15,573,487,139	$17,766,495,627
Interest receivable	103,127,654	131,256,333
Receivable for investments sold	48,847,295	47,658,026
Receivable for Fund shares sold	32,605,415	50,992,014
Prepaid expenses and other assets	162,618	8,037
Total assets	15,758,230,121	17,996,410,037
LIABILITIES:
Payable for securities purchased	84,785,232	157,361,280
Payable for Fund shares redeemed	53,469,726	27,286,273
Payable to Advisor, net (Note 5)	3,316,984	3,786,129
Accrued Rule 12b-1 fees (Note 7)	312,425	898,463
Accrued expenses and other liabilities	663,397	757,226
Total liabilities	142,547,764	190,089,371
NET ASSETS	$15,615,682,357	$17,806,320,666
NET ASSETS CONSIST OF:
Paid-in capital	$16,006,651,265	$18,275,582,701
Total distributable earnings (loss)	(390,968,908)	(469,262,035)
NET ASSETS	$15,615,682,357	$17,806,320,666
INSTITUTIONAL CLASS SHARES
Net Assets	$14,897,474,227	$15,635,305,128
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,414,973,444	1,444,559,576
Net asset value, offering and
redemption price per share	$10.53	$10.82
INVESTOR CLASS SHARES
Net Assets	$718,208,130	$2,171,015,538
Shares outstanding ($0.01 par value,
unlimited shares authorized)	65,952,577	192,536,434
Net asset value, offering and
redemption price per share	$10.89	$11.28

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2018

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $343,521,528, $1,094,728,830
and $374,349,924, respectively)	$343,789,326	$1,107,074,447	$376,184,869
Interest receivable	3,034,934	10,356,231	3,402,140
Receivable for Fund shares sold	18,853,266	6,410,488	10,336,300
Total assets	365,677,526	1,123,841,166	389,923,309
LIABILITIES:
Payable for securities purchased	20,037,319	588,344	9,701,526
Payable for Fund shares redeemed	337,302	2,883,054	73,070
Payable to Advisor, net (Note 5)	63,164	232,387	75,932
Accrued interest expense (Note 6)	84	2,093	—
Accrued Rule 12b-1 fees (Note 7)	48,428	83,627	1,080
Accrued expenses and other liabilities	12,827	46,477	15,186
Total liabilities	20,499,124	3,835,982	9,866,794
NET ASSETS	$345,178,402	$1,120,005,184	$380,056,515
NET ASSETS CONSIST OF:
Paid-in capital	$345,293,186	$1,117,325,845	$378,746,139
Total distributable earnings (loss)	(114,784)	2,679,339	1,310,376
NET ASSETS	$345,178,402	$1,120,005,184	$380,056,515
INSTITUTIONAL CLASS SHARES
Net Assets	$281,188,205	$1,009,219,286	$378,073,352
Shares outstanding ($0.01 par value,
unlimited shares authorized)	27,961,548	88,685,346	36,992,418
Net asset value, offering and
redemption price per share	$10.06	$11.38	$10.22
INVESTOR CLASS SHARES
Net Assets	$63,990,197	$110,785,898	$1,983,163
Shares outstanding ($0.01 par value,
unlimited shares authorized)	6,372,065	9,503,482	194,109
Net asset value, offering and
redemption price per share	$10.04	$11.66	$10.22

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, including paydowns	$16,419,534	$142,659,087	$91,348,632
Other income	3,295	13,562	643
Total investment income	16,422,829	142,672,649	91,349,275
EXPENSES:
Investment advisory fees (Note 5)	1,714,780	14,237,543	8,122,715
Administration fees (Note 5)	342,956	2,847,509	1,624,543
Rule 12b-1 fees – Investor Class Shares (Note 7)	31,771	350,284	118,995
Total expenses	2,089,507	17,435,336	9,866,253
Fee waiver by Advisor (Note 5)	(1,028,868)	—	—
Net expenses	1,060,639	17,435,336	9,866,253
NET INVESTMENT INCOME	15,362,190	125,237,313	81,483,022

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investments	(122,230)	(26,235,503)	(22,545,628)
Net change in unrealized
depreciation on investments	(2,121,702)	(14,447,406)	(36,023,033)
Net realized and unrealized loss on investments	(2,243,932)	(40,682,909)	(58,568,661)
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS	$13,118,258	$84,554,404	$22,914,361

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, including paydowns	$472,095,643	$577,480,846
Other income	—	22,014
Total investment income	472,095,643	577,502,860
EXPENSES:
Investment advisory fees (Note 5)	38,442,384	43,649,899
Administration fees (Note 5)	7,688,477	8,729,980
Rule 12b-1 fees – Investor Class Shares (Note 7)	1,927,963	5,837,847
Total expenses	48,058,824	58,217,726
NET INVESTMENT INCOME	424,036,819	519,285,134

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investments	(69,510,689)	(74,445,293)
Net change in unrealized depreciation on investments	(390,719,147)	(513,615,666)
Net realized and unrealized loss on investments	(460,229,836)	(588,060,959)
NET DECREASE IN NET
ASSETS RESULTING FROM OPERATIONS	$(36,193,017)	$(68,775,825)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, including paydowns	$5,457,253	$30,772,375	$7,409,646
Other income	—	238	—
Total investment income	5,457,253	30,772,613	7,409,646
EXPENSES:
Investment advisory fees (Note 5)	584,901	2,859,227	713,344
Administration fees (Note 5)	116,980	571,845	142,669
Interest expense (Note 6)	84	2,093	—
Rule 12b-1 fees – Investor Class Shares (Note 7)	152,741	241,638	4,650
Total expenses	854,706	3,674,803	860,663
NET INVESTMENT INCOME	4,602,547	27,097,810	6,548,983

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(395,641)	(2,660,074)	(512,079)
Net change in unrealized
appreciation (depreciation) on investments	363,342	(12,531,513)	(1,082,758)
Net realized and unrealized loss on investments	(32,299)	(15,191,587)	(1,594,837)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,570,248	$11,906,223	$4,954,146

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$15,362,190	$7,160,829
Net realized loss on investments	(122,230)	(22,182)
Net change in unrealized depreciation on investments	(2,121,702)	(182,448)
Net increase in net assets resulting from operations	13,118,258	6,956,199

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	808,716,290	528,472,904
Shares issued to holders in reinvestment of distributions	14,355,617	6,842,101
Cost of shares redeemed	(313,355,931)	(387,950,353)
Net increase in net assets resulting
from capital share transactions	509,715,976	147,364,652

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(15,083,798)	(7,173,958)
Investor Class	(253,414)	(104,571)
Total net distributions to shareholders (a)	(15,337,212)	(7,278,529)

TOTAL INCREASE IN NET ASSETS	507,497,022	147,042,322

NET ASSETS:
Beginning of year	539,547,196	392,504,874
End of year (b)	$1,047,044,218	$539,547,196

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $7,173,958 and $104,571 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $8,078.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$125,237,313	$83,559,859
Net realized loss on investments	(26,235,503)	(4,735,685)
Net change in unrealized depreciation on investments	(14,447,406)	(11,850,257)
Net increase in net assets resulting from operations	84,554,404	66,973,917

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,286,737,726	3,358,426,214
Shares issued to holders in reinvestment of distributions	116,729,687	79,531,658
Cost of shares redeemed	(2,156,148,560)	(1,759,494,811)
Net increase in net assets resulting
from capital share transactions	247,318,853	1,678,463,061

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(122,547,112)	(83,080,452)
Investor Class	(2,757,574)	(1,877,799)
Total net distributions to shareholders (a)	(125,304,686)	(84,958,251)

TOTAL INCREASE IN NET ASSETS	206,568,571	1,660,478,727

NET ASSETS:
Beginning of year	5,534,668,188	3,874,189,461
End of year (b)	$5,741,236,759	$5,534,668,188

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $82,179,140 and $1,855,366 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $901,312 and $22,433 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $103,316.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$81,483,022	$60,914,051
Net realized loss on investments	(22,545,628)	(1,847,622)
Net change in unrealized appreciation
(depreciation) on investments	(36,023,033)	7,084,033
Net increase in net assets resulting from operations	22,914,361	66,150,462

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,314,966,726	1,044,007,511
Shares issued to holders in reinvestment of distributions	67,024,736	53,812,675
Cost of shares redeemed	(966,939,949)	(453,075,192)
Net increase in net assets resulting
from capital share transactions	415,051,513	644,744,994

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(80,653,988)	(60,410,768)
Investor Class	(1,007,749)	(1,748,383)
Total net distributions to shareholders (a)	(81,661,737)	(62,159,151)

TOTAL INCREASE IN NET ASSETS	356,304,137	648,736,305

NET ASSETS:
Beginning of year	2,955,902,540	2,307,166,235
End of year (b)	$3,312,206,677	$2,955,902,540

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $59,422,061 and $1,731,195 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $988,707 and $17,188 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $133,837.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$424,036,819	$304,027,795
Net realized loss on investments	(69,510,689)	(976,549)
Net change in unrealized appreciation
(depreciation) on investments	(390,719,147)	207,542,499
Net increase (decrease) in net assets
resulting from operations	(36,193,017)	510,593,745

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,982,753,257	5,511,985,366
Shares issued to holders in reinvestment of distributions	390,774,288	292,491,935
Cost of shares redeemed	(3,688,839,933)	(2,160,707,258)
Net increase in net assets resulting
from capital share transactions	1,684,687,612	3,643,770,043

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(421,718,399)	(306,556,891)
Investor Class	(19,304,710)	(18,620,382)
Total net distributions to shareholders (a)	(441,023,109)	(325,177,273)

TOTAL INCREASE IN NET ASSETS	1,207,471,486	3,829,186,515

NET ASSETS:
Beginning of year	14,408,210,871	10,579,024,356
End of year (b)	$15,615,682,357	$14,408,210,871

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $306,556,891 and $18,620,382 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $411,465.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$519,285,134	$382,254,125
Net realized gain (loss) on investments	(74,445,293)	4,924,250
Net change in unrealized appreciation
(depreciation) on investments	(513,615,666)	255,225,834
Net increase (decrease) in net assets
resulting from operations	(68,775,825)	642,404,209

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,741,152,956	6,092,321,719
Shares issued to holders in reinvestment of distributions	500,610,919	382,795,347
Cost of shares redeemed	(4,179,926,706)	(3,265,688,109)
Net increase in net assets resulting
from capital share transactions	2,061,837,169	3,209,428,957

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(474,634,516)	(338,748,094)
Investor Class	(63,272,584)	(67,363,694)
Total net distributions to shareholders (a)	(537,907,100)	(406,111,788)

TOTAL INCREASE IN NET ASSETS	1,455,154,244	3,445,721,378

NET ASSETS:
Beginning of year	16,351,166,422	12,905,445,044
End of year (b)	$17,806,320,666	$16,351,166,422

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $338,748,094 and $67,363,694 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $726,500.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$4,602,547	$1,422,218
Net realized gain (loss) on investments	(395,641)	87,302
Net change in unrealized appreciation on investments	363,342	379,262
Net increase in net assets resulting from operations	4,570,248	1,888,782

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	350,521,712	102,613,395
Shares issued to holders in reinvestment of distributions	3,718,376	1,032,531
Cost of shares redeemed	(134,819,382)	(36,966,769)
Net increase in net assets resulting
from capital share transactions	219,420,706	66,679,157

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(3,476,137)	(1,406,898)
Investor Class	(1,140,216)	(51,130)
Total net distributions to shareholders (a)	(4,616,353)	(1,458,028)

TOTAL INCREASE IN NET ASSETS	219,374,601	67,109,911

NET ASSETS:
Beginning of year	125,803,801	58,693,890
End of year (b)	$345,178,402	$125,803,801

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $1,369,931 and $49,506 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $36,967 and $1,624 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $5,226.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$27,097,810	$24,318,881
Net realized loss on investments	(2,660,074)	(953,373)
Net change in unrealized appreciation
(depreciation) on investments	(12,531,513)	8,751,823
Net increase in net assets resulting from operations	11,906,223	32,117,331

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	480,971,362	456,788,210
Shares issued to holders in reinvestment of distributions	23,445,969	21,217,912
Cost of shares redeemed	(520,681,280)	(406,613,328)
Net increase (decrease) in net assets resulting
from capital share transactions	(16,263,949)	71,392,794

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(25,039,480)	(21,803,402)
Investor Class	(2,013,625)	(2,515,479)
Total net distributions to shareholders (a)	(27,053,105)	(24,318,881)
Return of capital distributions:
Institutional Class	—	(53,232)
Investor Class	—	(6,141)
Total return of capital distributions	—	(59,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,410,831)	79,131,871

NET ASSETS:
Beginning of year	1,151,416,015	1,072,284,144
End of year (b)	$1,120,005,184	$1,151,416,015

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $21,803,402 and $2,515,479 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$6,548,983	$3,113,852
Net realized gain (loss) on investments	(512,079)	289,925
Net change in unrealized appreciation
(depreciation) on investments	(1,082,758)	3,775,908
Net increase in net assets resulting from operations	4,954,146	7,179,685

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	260,403,608	154,074,208
Shares issued to holders in reinvestment of distributions	4,380,739	1,974,464
Cost of shares redeemed	(119,644,249)	(21,309,164)
Net increase in net assets resulting
from capital share transactions	145,140,098	134,739,508

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(6,517,792)	(3,078,238)
Investor Class	(38,214)	(27,172)
Total net distributions to shareholders (a)	(6,556,006)	(3,105,410)

TOTAL INCREASE IN NET ASSETS	143,538,238	138,813,783

NET ASSETS:
Beginning of year	236,518,277	97,704,494
End of year (b)	$380,056,515	$236,518,277

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $3,078,238 and $27,172 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $11,590.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.03	$10.03		$9.98	$10.03	$10.00
Income from investment operations:
Net investment income	0.23 (1)	0.13	(1)	0.11 (1)	0.08 (1)	0.09
Net realized and unrealized
gains (losses) on investments	(0.04)	0.00	(2)(3)	0.04	(0.05)	0.03 (2)
Total from investment operations	0.19	0.13		0.15	0.03	0.12
Less distributions:
Distributions from
net investment income	(0.21)	(0.13)		(0.10)	(0.08)	(0.09)
Total distributions	(0.21)	(0.13)		(0.10)	(0.08)	(0.09)
Net asset value, end of year	$10.01	$10.03		$10.03	$9.98	$10.03
Total return	1.95%	1.30%		1.56%	0.30%	1.21%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,031.5	$532.0		$387.3	$189.3	$84.5
Ratio of expenses to average net assets	0.15%	0.15%		0.15%	0.15%	0.15%
Ratio of expenses to average
net assets (before waivers)	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.24%	1.31%		1.05%	0.78%	0.93%
Ratio of net investment income
to average net assets (before waivers)	2.09%	1.16%		0.90%	0.63%	0.78%
Portfolio turnover rate(4)	66%	83%		97%	66%	58%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)	Amount less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.03	$10.03	$9.98	$10.02	$10.00
Income from investment operations:
Net investment income	0.20 (1)	0.11 (1)	0.08 (1)	0.05 (1)	0.07
Net realized and unrealized
gains (losses) on investments	(0.04)	(0.01)	0.05	(0.03)	0.02 (2)
Total from investment operations	0.16	0.10	0.13	0.02	0.09
Less distributions:
Distributions from
net investment income	(0.19)	(0.10)	(0.08)	(0.06)	(0.07)
Total distributions	(0.19)	(0.10)	(0.08)	(0.06)	(0.07)
Net asset value, end of year	$10.00	$10.03	$10.03	$9.98	$10.02
Total return	1.60%	1.05%	1.32%	0.16%	0.88%
Supplemental data and ratios:
Net assets, end of year (millions)	$15.6	$7.6	$5.2	$1.2	$0.9
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average
net assets (before waivers)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.99%	1.06%	0.80%	0.53%	0.68%
Ratio of net investment income
to average net assets (before waivers)	1.84%	0.91%	0.65%	0.38%	0.53%
Portfolio turnover rate(3)	66%	83%	97%	66%	58%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017		2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$9.64	$9.66		$9.60		$9.67		$9.69
Income from investment operations:
Net investment income	0.21 (1)	0.17	(1)	0.15	(1)	0.13	(1)	0.16
Net realized and unrealized
gains (losses) on investments	(0.07)	(0.02)		0.06		(0.05)		(0.01)
Total from investment operations	0.14	0.15		0.21		0.08		0.15
Less distributions:
Distributions from
net investment income	(0.21)	(0.17)		(0.15)		(0.15)		(0.16)
Distributions from net realized gains	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.01)
Total distributions	(0.21)	(0.17)		(0.15)		(0.15)		(0.17)
Net asset value, end of year	$9.57	$9.64		$9.66		$9.60		$9.67
Total return	1.49%	1.53%		2.25%		0.89%		1.49%
Supplemental data and ratios:
Net assets, end of year (millions)	$5,596.2	$5,399.7		$3,769.3		$2,976.0		$2,640.9
Ratio of expenses to average net assets	0.30%	0.30%		0.30%		0.30%		0.30%
Ratio of net investment income
to average net assets	2.21%	1.73%		1.57%		1.30%		1.56%
Portfolio turnover rate(3)	58%	55%		44%		38%		51%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017		2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$9.64	$9.66		$9.60		$9.67		$9.69
Income from investment operations:
Net investment income	0.19 (1)	0.14	(1)	0.13	(1)	0.10	(1)	0.14
Net realized and unrealized
gains (losses) on investments	(0.07)	(0.02)		0.06		(0.04)		(0.02)
Total from investment operations	0.12	0.12		0.19		0.06		0.12
Less distributions:
Distributions from
net investment income	(0.19)	(0.14)		(0.13)		(0.13)		(0.13)
Distributions from net realized gains	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.01)
Total distributions	(0.19)	(0.14)		(0.13)		(0.13)		(0.14)
Net asset value, end of year	$9.57	$9.64		$9.66		$9.60		$9.67
Total return	1.24%	1.28%		2.00%		0.64%		1.25%
Supplemental data and ratios:
Net assets, end of year (millions)	$145.0	$134.9		$104.9		$40.6		$35.8
Ratio of expenses to average net assets	0.55%	0.55%		0.55%		0.55%		0.55%
Ratio of net investment income
to average net assets	1.96%	1.48%		1.32%		1.05%		1.31%
Portfolio turnover rate(3)	58%	55%		44%		38%		51%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.01	$10.97		$10.93	$11.10	$11.00
Income from investment operations:
Net investment income(1)	0.27	0.26		0.25	0.24	0.26
Net realized and unrealized
gains (losses) on investments	(0.21)	0.04		0.06	(0.13)	0.13
Total from investment operations	0.06	0.30		0.31	0.11	0.39
Less distributions:
Distributions from
net investment income	(0.27)	(0.26)		(0.25)	(0.25)	(0.27)
Distributions from net realized gains	—	(0.00	)(2)	(0.02)	(0.03)	(0.02)
Total distributions	(0.27)	(0.26)		(0.27)	(0.28)	(0.29)
Net asset value, end of year	$10.80	$11.01		$10.97	$10.93	$11.10
Total return	0.58%	2.74%		2.83%	0.99%	3.50%
Supplemental data and ratios:
Net assets, end of year (millions)	$3,264.9	$2,902.0		$2,209.1	$1,787.0	$1,468.2
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.51%	2.32%		2.21%	2.14%	2.37%
Portfolio turnover rate(3)	32%	31%		30%	39%	29%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.50	$11.44		$11.39	$11.56	$11.43
Income from investment operations:
Net investment income(1)	0.25	0.24		0.23	0.22	0.25
Net realized and unrealized
gains (losses) on investments	(0.22)	0.04		0.06	(0.14)	0.14
Total from investment operations	0.03	0.28		0.29	0.08	0.39
Less distributions:
Distributions from
net investment income	(0.24)	(0.22)		(0.22)	(0.22)	(0.24)
Distributions from net realized gains	—	(0.00	)(2)	(0.02)	(0.03)	(0.02)
Total distributions	(0.24)	(0.22)		(0.24)	(0.25)	(0.26)
Net asset value, end of year	$11.29	$11.50		$11.44	$11.39	$11.56
Total return	0.30%	2.53%		2.55%	0.79%	3.29%
Supplemental data and ratios:
Net assets, end of year (millions)	$47.3	$53.9		$98.1	$103.4	$115.6
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.26%	2.07%		1.96%	1.89%	2.12%
Portfolio turnover rate(3)	32%	31%		30%	39%	29%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.87	$10.70	$10.61	$10.81	$10.41
Income from investment operations:
Net investment income	0.29 (1)	0.26 (1)	0.25 (1)	0.24 (1)	0.30
Net realized and unrealized
gains (losses) on investments	(0.33)	0.19	0.12	(0.18)	0.41
Total from investment operations	(0.04)	0.45	0.37	0.06	0.71
Less distributions:
Distributions from
net investment income	(0.30)	(0.28)	(0.26)	(0.26)	(0.31)
Distributions from net realized gains	—	—	(0.02)	—	—
Total distributions	(0.30)	(0.28)	(0.28)	(0.26)	(0.31)
Net asset value, end of year	$10.53	$10.87	$10.70	$10.61	$10.81
Total return	(0.30)%	4.20%	3.52%	0.55%	6.89%
Supplemental data and ratios:
Net assets, end of year (millions)	$14,897.5	$13,582.8	$9,769.9	$6,318.4	$3,448.6
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.77%	2.40%	2.25%	2.24%	2.81%
Portfolio turnover rate(2)	24%	28%	36%	40%	32%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.23	$11.05	$10.94	$11.15	$10.72
Income from investment operations:
Net investment income	0.27 (1)	0.24 (1)	0.23 (1)	0.22 (1)	0.28
Net realized and unrealized
gains (losses) on investments	(0.33)	0.19	0.14	(0.20)	0.43
Total from investment operations	(0.06)	0.43	0.37	0.02	0.71
Less distributions:
Distributions from
net investment income	(0.28)	(0.25)	(0.24)	(0.23)	(0.28)
Distributions from net realized gains	—	—	(0.02)	—	—
Total distributions	(0.28)	(0.25)	(0.26)	(0.23)	(0.28)
Net asset value, end of year	$10.89	$11.23	$11.05	$10.94	$11.15
Total return	(0.54)%	3.90%	3.34%	0.21%	6.71%
Supplemental data and ratios:
Net assets, end of year (millions)	$718.2	$825.4	$809.1	$429.6	$241.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.52%	2.15%	2.00%	1.99%	2.56%
Portfolio turnover rate(2)	24%	28%	36%	40%	32%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.22	$11.03	$10.85	$11.14	$10.77
Income from investment operations:
Net investment income	0.33 (1)	0.30 (1)	0.29 (1)	0.28 (1)	0.32
Net realized and unrealized
gains (losses) on investments	(0.39)	0.21	0.22	(0.26)	0.38
Total from investment operations	(0.06)	0.51	0.51	0.02	0.70
Less distributions:
Distributions from
net investment income	(0.34)	(0.32)	(0.31)	(0.31)	(0.33)
Distributions from net realized gains	—	—	(0.02)	—	—
Total distributions	(0.34)	(0.32)	(0.33)	(0.31)	(0.33)
Net asset value, end of year	$10.82	$11.22	$11.03	$10.85	$11.14
Total return	(0.51)%	4.65%	4.73%	0.14%	6.59%
Supplemental data and ratios:
Net assets, end of year (millions)	$15,635.3	$13,920.2	$10,023.6	$7,199.8	$4,520.9
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	3.01%	2.68%	2.61%	2.50%	2.89%
Portfolio turnover rate(2)	26%	30%	33%	34%	35%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.68	$11.46	$11.26	$11.55	$11.16
Income from investment operations:
Net investment income	0.31 (1)	0.28 (1)	0.27 (1)	0.26 (1)	0.29
Net realized and unrealized
gains (losses) on investments	(0.40)	0.23	0.23	(0.27)	0.40
Total from investment operations	(0.09)	0.51	0.50	(0.01)	0.69
Less distributions:
Distributions from
net investment income	(0.31)	(0.29)	(0.28)	(0.28)	(0.30)
Distributions from net realized gains	—	—	(0.02)	—	—
Total distributions	(0.31)	(0.29)	(0.30)	(0.28)	(0.30)
Net asset value, end of year	$11.28	$11.68	$11.46	$11.26	$11.55
Total return	(0.74)%	4.47%	4.47%	(0.11)%	6.27%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,171.0	$2,431.0	$2,881.8	$2,183.5	$2,195.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.76%	2.43%	2.36%	2.25%	2.64%
Portfolio turnover rate(2)	26%	30%	33%	34%	35%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

							Period Ended
	Year Ended December 31,						December 31,
	2018		2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$10.08		$9.97		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.20		0.18		0.15		0.05
Net realized and unrealized
gains (losses) on investments	(0.03)		0.10		(0.08)		0.04
Total from investment operations	0.17		0.28		0.07		0.09
Less distributions:
Distributions from
net investment income	(0.19)		(0.17)		(0.14)		(0.04)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.19)		(0.17)		(0.14)		(0.05)
Net asset value, end of period	$10.06		$10.08		$9.97		$10.04
Total return	1.75%		2.84%		0.71%		0.94	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$281.2		$120.9		$52.4		$12.3
Ratio of expenses to average net assets	0.30%		0.30%		0.30%		0.30	%(5)
Ratio of net investment income
to average net assets	2.03%		1.74%		1.44%		1.42	%(5)
Portfolio turnover rate(6)	107%		54%		38%		41	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

							Period Ended
	Year Ended December 31,						December 31,
	2018		2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$10.06		$9.96		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.18		0.15		0.12		0.04
Net realized and unrealized
gains (losses) on investments	(0.03)		0.09		(0.08)		0.05
Total from investment operations	0.15		0.24		0.04		0.09
Less distributions:
Distributions from
net investment income	(0.17)		(0.14)		(0.12)		(0.04)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.17)		(0.14)		(0.12)		(0.05)
Net asset value, end of period	$10.04		$10.06		$9.96		$10.04
Total return	1.52%		2.45%		0.40%		0.86	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$64.0		$4.9		$6.3		$0.1
Ratio of expenses to average net assets	0.55%		0.55%		0.55%		0.55	%(5)
Ratio of net investment income
to average net assets	1.78%		1.49%		1.19%		1.17	%(5)
Portfolio turnover rate(6)	107%		54%		38%		41	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.52	$11.43		$11.74	$11.77	$11.55
Income from investment operations:
Net investment income	0.27 (1)	0.27	(1)	0.26 (1)	0.28 (1)	0.30
Net realized and unrealized
gains (losses) on investments	(0.14)	0.09		(0.31)	(0.03)	0.22
Total from investment operations	0.13	0.36		(0.05)	0.25	0.52
Less distributions:
Distributions from
net investment income	(0.27)	(0.27)		(0.26)	(0.28)	(0.30)
Distributions from return of capital	—	(0.00	)(2)	—	—	—
Total distributions	(0.27)	(0.27)		(0.26)	(0.28)	(0.30)
Net asset value, end of year	$11.38	$11.52		$11.43	$11.74	$11.77
Total return	1.19%	3.12%		(0.46)%	2.19%	4.54%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,009.2	$1,044.1		$936.2	$988.4	$918.9
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.39%	2.29%		2.19%	2.42%	2.56%
Portfolio turnover rate(3)	40%	31%		22%	9%	5%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.80	$11.69		$12.00	$12.03	$11.80
Income from investment operations:
Net investment income	0.25 (1)	0.24	(1)	0.23 (1)	0.26 (1)	0.28
Net realized and unrealized
gains (losses) on investments	(0.15)	0.11		(0.31)	(0.04)	0.22
Total from investment operations	0.10	0.35		(0.08)	0.22	0.50
Less distributions:
Distributions from
net investment income	(0.24)	(0.24)		(0.23)	(0.25)	(0.27)
Distributions from return of capital	—	(0.00	)(2)	—	—	—
Total distributions	(0.24)	(0.24)		(0.23)	(0.25)	(0.27)
Net asset value, end of year	$11.66	$11.80		$11.69	$12.00	$12.03
Total return	0.90%	2.97%		(0.70)%	1.89%	4.27%
Supplemental data and ratios:
Net assets, end of year (millions)	$110.8	$107.3		$136.1	$160.3	$186.7
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.14%	2.00%		1.94%	2.17%	2.31%
Portfolio turnover rate(3)	40%	31%		22%	9%	5%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

				Period Ended
	Year Ended December 31,			December 31,
	2018	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.32	$10.01	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.23	0.21	0.18	0.06
Net realized and unrealized
gains (losses) on investments	(0.10)	0.30	(0.05)	0.14
Total from investment operations	0.13	0.51	0.13	0.20
Less distributions:
Distributions from
net investment income	(0.23)	(0.20)	(0.18)	(0.06)
Distributions from net realized gains	—	—	(0.07)	(0.01)
Total distributions	(0.23)	(0.20)	(0.25)	(0.07)
Net asset value, end of period	$10.22	$10.32	$10.01	$10.13
Total return	1.30%	5.15%	1.14%	1.98	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$378.1	$234.8	$96.3	$50.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30	%(4)
Ratio of net investment income
to average net assets	2.30%	2.04%	1.79%	1.75	%(4)
Portfolio turnover rate(5)	70%	66%	95%	108	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

				Period Ended
	Year Ended December 31,			December 31,
	2018	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.32	$10.00	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.21	0.18	0.16	0.05
Net realized and unrealized
gains (losses) on investments	(0.11)	0.32	(0.06)	0.14
Total from investment operations	0.10	0.50	0.10	0.19
Less distributions:
Distributions from
net investment income	(0.20)	(0.18)	(0.16)	(0.05)
Distributions from net realized gains	—	—	(0.07)	(0.01)
Total distributions	(0.20)	(0.18)	(0.23)	(0.06)
Net asset value, end of period	$10.22	$10.32	$10.00	$10.13
Total return	1.05%	5.00%	0.91%	1.91	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$2.0	$1.7	$1.4	$0.2
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55	%(4)
Ratio of net investment income
to average net assets	2.05%	1.79%	1.54%	1.50	%(4)
Portfolio turnover rate(5)	70%	66%	95%	108	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2018

1.	Organization
Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), eight of the 14 active funds in the series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues including government and corporate securities with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.  The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index.  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2018

1.	Organization (cont.)
The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”).  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies (cont.)

with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Seven of the Funds own certain investment securities which are unregistered. The value of such securities for the Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond, Baird Short-Term Municipal Bond and Baird Core Intermediate Municipal Bond Funds were $220,834,421 (21.09% of net assets), $1,458,367,499 (25.40% of net assets), $672,604,116 (20.31% of net assets), $2,440,596,968 (15.63% of net assets), $3,292,336,537 (18.49% of net assets), $219,364 (0.06% of net assets) and $423,882 (0.11% of net assets), respectively, at December 31, 2018. Unregistered securities may be deemed to be liquid as determined by the Advisor based on several factors. All of the unregistered securities held by the Funds as of December 31, 2018 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2018, or for any other tax years which are open for exam. As of December 31, 2018, open tax years include the tax years ended December 31, 2015 through 2018. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies (cont.)
unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Regulatory Matters – In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has adopted these amendments as currently required and these are reflected in the Funds’ financial statements and related disclosures. Certain prior year information has been adjusted to conform with these amendments.

k)
New Accounting Pronouncements – In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures,

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies (cont.)
which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

In March 2017, FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Ultra Short Bond Fund

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	78,659,234	$788,724,253	50,742,505	$509,543,616
Shares issued to shareholders
in reinvestment of distributions	1,414,830	14,179,791	675,449	6,779,811
Shares redeemed	(30,030,843)	(301,247,845)	(36,975,717)	(371,276,731)
Net increase	50,043,221	$501,656,199	14,442,237	$145,046,696
Shares Outstanding:
Beginning of year	53,048,050		38,605,813
End of year	103,091,271		53,048,050

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,993,690	$19,992,037	1,885,948	$18,929,288
Shares issued to shareholders
in reinvestment of distributions	17,550	175,826	6,209	62,290
Shares redeemed	(1,207,904)	(12,108,086)	(1,660,556)	(16,673,622)
Net increase	803,336	$8,059,777	231,601	$2,317,956
Shares Outstanding:
Beginning of year	753,794		522,193
End of year	1,557,130		753,794
Total net increase		$509,715,976		$147,364,652

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Short-Term Bond Fund

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	230,490,656	$2,205,699,257	336,282,834	$3,259,977,948
Shares issued to shareholders
in reinvestment of distributions	11,941,081	114,094,971	8,032,465	77,769,745
Shares redeemed	(217,774,767)	(2,083,542,157)	(174,417,332)	(1,689,788,863)
Net increase	24,656,970	$236,252,071	169,897,967	$1,647,958,830
Shares Outstanding:
Beginning of year	559,955,381		390,057,414
End of year	584,612,351		559,955,381

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,470,183	$81,038,469	10,154,639	$98,448,266
Shares issued to shareholders
in reinvestment of distributions	275,815	2,634,716	182,007	1,761,913
Shares redeemed	(7,591,407)	(72,606,403)	(7,193,481)	(69,705,948)
Net increase	1,154,591	$11,066,782	3,143,165	$30,504,231
Shares Outstanding:
Beginning of year	13,994,913		10,851,748
End of year	15,149,504		13,994,913
Total net increase		$247,318,853		$1,678,463,061

Baird Intermediate Bond Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	120,674,917	$1,302,127,327	90,088,038 (1)	$996,848,306
Shares issued to shareholders
in reinvestment of distributions	6,139,768	66,041,602	4,712,946	52,099,400
Shares redeemed	(88,027,083)	(947,396,828)	(32,466,170)	(359,023,210)
Net increase	38,787,602	$420,772,101	62,334,814	$689,924,496
Shares Outstanding:
Beginning of year	263,620,502		201,285,688
End of year	302,408,104		263,620,502

(1)
In the third quarter of 2017, the Baird Intermediate Bond Fund satisfied a purchase in kind request made by a large institutional shareholder by transferring cash and securities into the Fund in the amount of $50,366,919 in exchange for 4,537,560 shares of the Fund.  The transfer was effected in accordance with policies and procedures approved by the Board.

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Intermediate Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,141,775	$12,839,399	4,090,053	$47,159,205
Shares issued to shareholders
in reinvestment of distributions	87,422	983,134	148,473	1,713,275
Shares redeemed	(1,732,469)	(19,543,121)	(8,119,282)	(94,051,982)
Net decrease	(503,272)	$(5,720,588)	(3,880,756)	$(45,179,502)
Shares Outstanding:
Beginning of year	4,691,852		8,572,608
End of year	4,188,580		4,691,852
Total net increase		$415,051,513		$644,744,994

Baird Aggregate Bond Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	451,737,547	$4,778,349,475	479,982,655	$5,203,154,861
Shares issued to shareholders
in reinvestment of distributions	35,450,954	372,654,044	25,337,673	274,844,157
Shares redeemed	(321,463,235)	(3,384,434,780)	(169,229,148)	(1,836,019,516)
Net increase	165,725,266	$1,766,568,739	336,091,180	$3,641,979,502
Shares Outstanding:
Beginning of year	1,249,248,178		913,156,998
End of year	1,414,973,444		1,249,248,178

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	18,687,127	$204,403,782	27,558,187	$308,830,505
Shares issued to shareholders
in reinvestment of distributions	1,666,727	18,120,244	1,575,612	17,647,778
Shares redeemed	(27,868,733)	(304,405,153)	(28,907,779)	(324,687,742)
Net increase (decrease)	(7,514,879)	$(81,881,127)	226,020	$1,790,541
Shares Outstanding:
Beginning of year	73,467,456		73,241,436
End of year	65,952,577		73,467,456
Total net increase		$1,684,687,612		$3,643,770,043

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Core Plus Bond Fund

	Year Ended			Year Ended
	December 31, 2018			December 31, 2017
Institutional Class Shares	Shares		Amount	Shares		Amount
Shares sold	472,086,657	(1)(2)	$5,150,580,845	462,309,185	(3)	$5,184,855,364
Shares issued to shareholders
in reinvestment of distributions	40,365,062		437,833,773	28,241,952		316,106,641
Shares redeemed	(308,270,771)		(3,351,887,450)	(159,221,421)		(1,781,332,511)
Net increase	204,180,948		$2,236,527,168	331,329,716		$3,719,629,494
Shares Outstanding:
Beginning of year	1,240,378,628			909,048,912
End of year	1,444,559,576			1,240,378,628

(1)
In the first quarter of 2018, the Baird Core Plus Bond Fund satisfied a purchase in kind request made by a large institutional shareholder by transferring cash and securities into the Fund in the amount of $21,780,947 in exchange for 1,987,313 shares of the Fund.  The transfer was effected in accordance with policies and procedures approved by the Board.

(2)
In the fourth quarter of 2018, the Baird Core Plus Bond Fund satisfied a purchase in kind request made by a large institutional shareholder by transferring cash and securities into the Fund in the amount of $40,044,307 in exchange for 3,742,459 shares of the Fund.  The transfer was effected in accordance with policies and procedures approved by the Board.

(3)
In the second quarter of 2017, the Baird Core Plus Bond Fund satisfied a purchase in kind request made by a large institutional shareholder by transferring cash and securities into the Fund in the amount of $51,694,000 in exchange for 4,599,110 shares of the Fund.  The transfer was effected in accordance with policies and procedures approved by the Board.

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	51,876,241	$590,572,111	78,014,225	$907,466,355
Shares issued to shareholders
in reinvestment of distributions	5,554,417	62,777,146	5,734,364	66,688,706
Shares redeemed	(73,078,935)	(828,039,256)	(127,027,988)	(1,484,355,598)
Net decrease	(15,648,277)	$(174,689,999)	(43,279,399)	$(510,200,537)
Shares Outstanding:
Beginning of year	208,184,711		251,464,110
End of year	192,536,434		208,184,711
Total net increase		$2,061,837,169		$3,209,428,957

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Short-Term Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	25,801,037	$259,079,339	9,757,294	$98,511,265
Shares issued to shareholders
in reinvestment of distributions	259,265	2,599,466	98,091	990,417
Shares redeemed	(10,102,773)	(101,396,304)	(3,102,014)	(31,318,541)
Net increase	15,957,529	$160,282,501	6,753,371	$68,183,141
Shares Outstanding:
Beginning of year	12,004,019		5,250,648
End of year	27,961,548		12,004,019

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,118,983	$91,442,373	405,390	$4,102,130
Shares issued to shareholders
in reinvestment of distributions	111,800	1,118,910	4,181	42,114
Shares redeemed	(3,341,533)	(33,423,078)	(562,293)	(5,648,228)
Net increase (decrease)	5,889,250	$59,138,205	(152,722)	$(1,503,984)
Shares Outstanding:
Beginning of year	482,815		635,537
End of year	6,372,065		482,815
Total net increase		$219,420,706		$66,679,157

Baird Quality Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	38,663,007	$438,949,320	36,085,214	$418,858,383
Shares issued to shareholders
in reinvestment of distributions	1,901,388	21,546,361	1,628,106	18,869,338
Shares redeemed	(42,485,313)	(481,361,176)	(29,045,900)	(335,980,419)
Net increase (decrease)	(1,920,918)	$(20,865,495)	8,667,420	$101,747,302
Shares Outstanding:
Beginning of year	90,606,264		81,938,844
End of year	88,685,346		90,606,264

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Quality Intermediate Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,624,325	$42,022,042	3,191,345	$37,929,827
Shares issued to shareholders
in reinvestment of distributions	163,656	1,899,608	197,982	2,348,574
Shares redeemed	(3,379,869)	(39,320,104)	(5,935,197)	(70,632,909)
Net increase (decrease)	408,112	$4,601,546	(2,545,870)	$(30,354,508)
Shares Outstanding:
Beginning of year	9,095,370		11,641,240
End of year	9,503,482		9,095,370
Total net increase (decrease)		$(16,263,949)		$71,392,794

Baird Core Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	25,471,835	$258,784,030	14,997,642	$153,589,205
Shares issued to shareholders
in reinvestment of distributions	428,102	4,347,957	190,250	1,949,009
Shares redeemed	(11,656,645)	(118,274,571)	(2,068,659)	(21,112,103)
Net increase	14,243,292	$144,857,416	13,119,233	$134,426,111
Shares Outstanding:
Beginning of year	22,749,126		9,629,893
End of year	36,992,418		22,749,126

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	159,205	$1,619,578	47,604	$485,003
Shares issued to shareholders
in reinvestment of distributions	3,228	32,782	2,491	25,455
Shares redeemed	(134,593)	(1,369,678)	(19,260)	(197,061)
Net increase	27,840	$282,682	30,835	$313,397
Shares Outstanding:
Beginning of year	166,269		135,434
End of year	194,109		166,269
Total net increase		$145,140,098		$134,739,508

Notes to the Financial Statements
December 31, 2018

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$375,431,834	$197,578,680	$301,916,715	$134,750,694
Baird Short-Term Bond Fund	1,891,240,160	1,543,763,240	1,679,113,244	1,703,468,695
Baird Intermediate Bond Fund	837,310,725	565,537,425	595,091,365	443,204,803
Baird Aggregate Bond Fund	2,702,654,460	1,954,055,469	2,641,252,633	1,715,749,511
Baird Core Plus Bond Fund	2,838,429,420	2,621,577,830	3,660,425,248	1,893,178,809
Baird Short-Term
Municipal Bond Fund	—	—	442,808,630	235,434,519
Baird Quality Intermediate
Municipal Bond Fund	—	—	449,233,803	447,944,527
Baird Core Intermediate
Municipal Bond Fund	—	—	326,612,938	189,389,585

At December 31, 2018, gross unrealized appreciation and depreciation of investments and distributable income and long-term capital gains for federal tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,043,955,466	$5,805,957,936	$3,359,565,378
Gross unrealized appreciation	$320,022	$11,505,650	$13,924,200
Gross unrealized depreciation	(2,493,274)	(45,962,027)	(55,505,133)
Net unrealized appreciation (depreciation)	(2,173,252)	(34,456,377)	(41,580,933)
Undistributed ordinary income	57,931	643,320	200,149
Total distributable earnings,
before other accumulated losses	57,931	643,320	200,149
Other accumulated losses	(510,014)	(31,457,419)	(19,761,019)
Total distributable loss	$(2,625,335)	$(65,270,476)	$(61,141,803)

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Cost of investments		$15,873,989,964	$18,132,436,174
Gross unrealized appreciation		$71,577,576	$85,200,828
Gross unrealized depreciation		(372,080,401)	(451,141,375)
Net unrealized appreciation (depreciation)		(300,502,825)	(365,940,547)
Undistributed ordinary income		405,277	1,047,051
Total distributable earnings,
before other accumulated losses		405,277	1,047,051
Other accumulated losses		(90,871,360)	(104,368,539)
Total distributable loss		$(390,968,908)	$(469,262,035)

Notes to the Financial Statements
December 31, 2018

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Baird Quality	Baird Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$343,542,791	$1,094,771,314	$374,352,842
Gross unrealized appreciation	$1,192,252	$18,346,470	$3,668,227
Gross unrealized depreciation	(945,717)	(6,043,337)	(1,836,200)
Net unrealized appreciation (depreciation)	246,535	12,303,133	1,832,027
Undistributed tax-exempt income	20,096	44,705	4,567
Total distributable earnings,
before other accumulated losses	20,096	44,705	4,567
Other accumulated losses	(381,415)	(9,668,499)	(526,218)
Total distributable earnings (loss)	$(114,784)	$2,679,339	$1,310,376

The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for paydowns. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2018, the following table shows the reclassifications made:

	Accumulated
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
Fund	Income (Loss)	Gains (Losses)	Capital
Baird Ultra Short Bond Fund	$24,875	$(24,875)	$—
Baird Short-Term Bond Fund	607,377	(607,377)	—
Baird Intermediate Bond Fund	378,864	(378,864)	—
Baird Aggregate Bond Fund	16,980,102	(16,980,102)	—
Baird Core Plus Bond Fund	18,942,517	(18,942,517)	—
Baird Short-Term Municipal Bond Fund	1,689	(1,689)	—
Baird Quality Intermediate Municipal Bond Fund	(16)	16	—
Baird Core Intermediate Municipal Bond Fund	—	—	—

Distributions to Shareholders

Each Fund generally pays dividends monthly from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Notes to the Financial Statements
December 31, 2018

4.	Investment Transactions and Income Tax Information (cont.)
The tax components of distributions paid during the periods shown below were as follows:

	Year Ended December 31, 2018
	Ordinary	Tax-Exempt
Fund	Income	Income	Total
Baird Ultra Short Bond Fund	$15,337,212	$—	$15,337,212
Baird Short-Term Bond Fund	125,304,686	—	125,304,686
Baird Intermediate Bond Fund	81,661,737	—	81,661,737
Baird Aggregate Bond Fund	441,023,109	—	441,023,109
Baird Core Plus Bond Fund	537,907,100	—	537,907,100
Baird Short-Term Municipal Bond Fund	56,689	4,559,664	4,616,353
Baird Quality Intermediate Municipal Bond Fund	13,436	27,039,669	27,053,105
Baird Core Intermediate Municipal Bond Fund	44,297	6,511,709	6,556,006

	Year Ended December 31, 2017
	Ordinary	Long-Term	Return of	Tax-Exempt
Fund	Income	Capital Gains	Capital	Income	Total
Baird Ultra Short Bond Fund	$7,278,529	$—	$—	$—	$7,278,529
Baird Short-Term Bond Fund	84,958,251	—	—	—	84,958,251
Baird Intermediate Bond Fund	61,473,435	685,716	—	—	62,159,151
Baird Aggregate Bond Fund	325,177,273	—	—	—	325,177,273
Baird Core Plus Bond Fund	406,111,788	—	—	—	406,111,788
Baird Short-Term
Municipal Bond Fund	40,518	21,644	—	1,395,866	1,458,028
Baird Quality Intermediate
Municipal Bond Fund	—	—	59,373	24,318,881	24,378,254
Baird Core Intermediate
Municipal Bond Fund	34,999	—	—	3,070,411	3,105,410

At December 31, 2018, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Ultra Short Bond Fund	$396,643	$113,371	Indefinite	Indefinite
Baird Short-Term Bond Fund	16,811,463	14,645,956	Indefinite	Indefinite
Baird Intermediate Bond Fund	2,791,882	16,969,137	Indefinite	Indefinite
Baird Aggregate Bond Fund	44,777,539	46,093,821	Indefinite	Indefinite
Baird Core Plus Bond Fund	60,857,667	43,510,872	Indefinite	Indefinite
Baird Short-Term Municipal Bond Fund	170,394	211,021	Indefinite	Indefinite
Baird Quality Intermediate Municipal Bond Fund	4,820,535	4,847,964	Indefinite	Indefinite
Baird Core Intermediate Municipal Bond Fund	482,653	43,565	Indefinite	Indefinite

At December 31, 2018, no Funds deferred, on a tax basis, qualified late year losses.

Notes to the Financial Statements
December 31, 2018

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2019. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2018, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$1,028,868

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registrered broker-dealer in securities transactions for the year ended December 31, 2018 for the Funds.

6.	Line of Credit
The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the Funds a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times, including any period during which U.S. Bank is an affiliate of the Funds, and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $550,000,000 of total borrowings for all Funds, whichever is less. U.S. Bank charges interest at the U.S. Prime Rate less 2%, but in no event less than a net rate of 1% per annum. The LOC matures on May 26, 2019, unless renewed. The Funds have authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

For the year ended December 31, 2018, the Baird Short-Term Municipal Bond Fund incurred interest charges of $84 on the average daily loan balance and weighted average borrowing rate of $2,773 and 3.04%, respectively, and the maximum amount borrowed during the year occurred on August 1, 2018 in the amount of $1,012,000. For the year ended December 31, 2018, the Baird Quality Intermediate Municipal Bond Fund incurred interest charges of $2,093 on the average daily loan balance and weighted average borrowing rate of $59,942 and 3.49%, respectively, and the maximum amount borrowed during the year occurred on December 24, 2018 in the amount of $8,484,000.

Notes to the Financial Statements
December 31, 2018

6. Line of Credit (cont.)
The Baird Ultra Short Bond Fund, the Baird Short-Term Bond Fund, the Baird Intermediate Bond Fund, the Baird Aggregate Bond Fund, the Baird Core Plus Bond Fund and the Baird Core Intermediate Municipal Bond Fund did not borrow from the LOC during the year. As of December 31, 2018, the Prime Rate was 5.50%. At December 31, 2018, the Funds did not have any outstanding borrowings under the LOC.

7. Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond and Baird Core Intermediate Municipal Bond Funds incurred $31,771, $350,284, $118,995, $1,927,963, $5,837,847, $152,741, $241,638 and $4,650, respectively, in fees pursuant to the Plan during the year ended December 31, 2018.

8. Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2018. There were no subsequent events since December 31, 2018, through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2018,  the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 27, 2019

Directors & Officers
As of December 31, 2018 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 54

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Fastenal Company, a tool and supply distributor, since 2012; Director of Cree, Inc., a lighting manufacturer, since 2016.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  79

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  65

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  48

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  62

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  65

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  46

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014).

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  47

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013; Senior Business Analyst, Stein’s Garden & Home, a family-owned garden center and home goods retailer (July 2012-December 2013).

Directors & Officers
As of December 31, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  55

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 55

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012.

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  42

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  44

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013).

*
Mr. Nettles was considered an “interested person” of the Corporation (as defined in the 1940 Act) as of December 31, 2018 because of his previous association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  Mr. Nettles is considered an Independent Director as of January 1, 2019.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 1 and August 21, 2018 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”).  The Board, including a majority of the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 21, 2018 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board, including the Independent Directors, from the Advisor (including the Advisor’s Form ADV Part 1A, brochures and brochure supplements, annual report and audited financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2018, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 1, 2018 meeting.  At the August 21 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement and also met in executive session with a representative of Baird Advisors.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including investments in personnel, technology, research, trading, risk controls and systems.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted the growth in net assets in the Funds and the Advisor’s effective management of the Funds’ cash flows.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2018, regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the Funds have maintained competitive short term and long term returns during periods of strong asset growth, and that the performance for most of the Funds has been in the first or second quartile of the respective Lipper peer group.  The Board noted that the returns of the Institutional Class of the Ultra Short Bond Fund, the Aggregate Bond Fund and the Core Plus Bond Fund have exceeded the returns of the benchmark index and the Lipper peer group average over all applicable time periods.  The returns of the Institutional Class of the Short Term Bond Fund exceeded the benchmark index for all time periods and the Lipper peer group average over most time periods.  The returns of the Intermediate Bond Fund exceeded the benchmark index for all applicable time periods but trailed the Lipper peer group average for the three- and five-year periods.  The Board considered the Advisor’s commentary regarding the Fund’s underperformance versus its Lipper category during these periods.  While the Quality Intermediate Municipal Bond Fund has generally trailed its benchmark index and Lipper peer group average, the Board noted the Advisor’s commentary regarding the Fund’s underperformance versus its Lipper peer group.  The Board considered the performance of the Short-Term Municipal Bond Fund and the Core Intermediate Municipal Bond since they were launched in 2015, noting that the Institutional Class of each Fund exceeded the benchmark and Lipper peer group average for the one-year and since-inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to comparable mutual funds as determined by Morningstar and comparative information for certain peer funds identified by the Advisor.  The Board noted that each Fund’s advisory fee was significantly lower than the average advisory fee for all mutual funds in its Morningstar category, and each Fund’s total expense ratio (for both its Investor Class and Institutional Class shares) was lower than the Morningstar category average.  With respect to the Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2019.  In addition, the Board considered that under the administration agreement between the Advisor and the Corporation on behalf of the Funds (the “Administration Agreement”), each of the Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $100 million (0.30%) of a separately managed account.  The Board noted that the Advisor maintains subadvisory arrangements with certain unaffiliated fixed income funds and a collective investment trust, but did not consider the subadvisory fee to be a material factor given the difference in services provided by the Advisor.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff,  and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management and administrative services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the expense structure of the Funds whereby shareholders are charged only a management fee and an administration fee in addition to the Rule 12b-1 fee charged to the Investor Class, and the Advisor assumes almost all of the other expenses on behalf of each Fund.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds continue to experience strong growth in assets.  While the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size, the Board recognized that the Advisor factored in the concept of breakpoints when setting a low advisory fee when the Funds were originally organized.  The advisory fee was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  In addition, the Board noted that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also considered the Advisor’s analysis of Morningstar data demonstrating that the Funds have extremely low management fees and expense ratios and that Fund shareholders benefit from a favorable pricing structure when compared to larger peer funds.  The Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients.  The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the Funds.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees.  The Board also noted that the Advisor, in its capacity as distributor to the Funds, and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Board, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT.  The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Municipal Bond Fund was 48.53%.

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2018

Baird MidCap Fund
Baird Small/Mid Cap Growth Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

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Table of Contents

Letter to Shareholders	1
Baird MidCap Fund	2
Baird Small/Mid Cap Growth Fund	11
Baird Small/Mid Cap Value Fund	20
Baird SmallCap Value Fund	29
Chautauqua International Growth Fund	37
Chautauqua Global Growth Fund	46
Additional Information on Fund Expenses	56
Statements of Assets and Liabilities	58
Statements of Operations	61
Statements of Changes in Net Assets	64
Financial Highlights	70
Notes to the Financial Statements	82
Report of Independent Registered Public Accounting Firm	95
Directors and Officers	96
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds	99
Additional Information	103
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2019

Dear Shareholder,

2018 was a challenging year for the financial markets and investors.  Volatility rose and prices of financial assets softened overall as the Fed continued to normalize monetary policy by raising short-term rates and shrinking its balance sheet.  A shift in outlook from synchronized global growth early in the year to slowing global growth mixed with recession fears later in the year added to uncertainty, as did unresolved trade negotiations between the U.S. and China.  The S&P 500 Index was up by nearly 10% from the end of 2017 in September and then down by as much as -12% in December before finishing the year at -4.4%.  Starting the year at 2.41%, the yield on the 10-year U.S. Treasury note rose to as high as 3.24% in early November and then tumbled back to just 2.68% at year end.

The Baird Equity Funds’ long-term portfolio track records remain very competitive, and we believe the portfolios are positioned well as we enter 2019.

Our commitment to the long-term principles of generating competitive, risk-controlled returns over full market cycles, delivering outstanding service, providing competitively priced products and maintaining our long-tenured and seasoned investment team, helped drive assets under management in the Baird Equity Funds to just over $1.6 billion at year end.

We want to express our team’s sincere appreciation for your confidence in our work and assure you that we never lose sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets.

Thank you for your continued investment in the Baird Equity Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird MidCap Fund
December 31, 2018 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2018, the Baird MidCap Fund Institutional Class posted a total return of -1.61% as compared to -4.75% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

Domestic equities responded favorably to strong corporate earnings and a step up in GDP, posting a solid advance through the first three quarters of the year. However, a challenging combination of slowing global growth, limited progress on trade negotiations, and additional Federal Reserve tightening led to increased concern about the sustainability of the U.S. expansion. Volatility increased and equities experienced a sharp sell-off in the fourth quarter. All major domestic stock indices finished down for the year, the first time since the Great Recession.

Much like recent years, the Fund’s 2018 positioning rested on continued economic growth, increasing corporate earnings, and the likelihood of Federal Reserve tightening. While the Fund experienced a negative return for the year, we were pleased with the outperformance compared to the benchmark.  We believe our long-standing investment philosophy, which focuses on the quality of a business as well as its growth potential, should provide a favorable relative return profile when markets are challenging.

The consumer discretionary sector played an important role in driving relative performance. The backdrop for consumer spending remained positive during the year due to continued job and wage growth amid low unemployment. However, returns within the sector were quite varied. Good stock picking in several industries made positive contributions, including off-price retail, cable television services, restaurants, apparel, and auto-parts related retail. The Fund’s limited exposure to housing and related industries proved helpful as these areas struggled due to uneven demand and rising input costs. Absolute and relative consumer discretionary sector exposure increased during the year due to good performance and opportunistic purchases.

As a partial offset to strength in the consumer discretionary sector, the Fund’s holdings in the producer durables and materials sectors trailed benchmark performance.  We are grouping our discussion of these two sectors given that characteristics influencing performance were similar. While domestic economic activity increased in 2018, Fund holdings within economically sensitive industries, particularly those with revenue exposure to China or subject to tariff risk, such as commercial vehicle manufacturing, machinery, and electrical instruments, performed poorly. In addition, one holding operating in the power transmission equipment industry declined meaningfully as it struggled with contract timing and unexpected repair costs on a portion of its business. The distribution models in the materials sector fell sharply on the impact of a more challenged pricing environment amid rising costs. This negative dynamic impacted the Fund’s holdings in the building materials and specialty chemicals industries. The Fund carried lower exposure in the basic materials sector at year end compared to January in response to a drop in benchmark weight and an effort to moderate cyclical exposure within the Fund.

The financial services sector positively contributed to relative performance. Payments and processing businesses stood out as they collectively advanced in a down market. The Fund’s holding in the insurance brokerage industry delivered good fundamentals that were rewarded despite the market sell-off. Also, exposure to a company providing a leading electronic bond trading platform proved beneficial as higher volatility led to increased revenue and stock price appreciation. Credit and market-sensitive financials continued to struggle, but the Fund weights in these areas were limited.

The Fund’s returns on technology holdings mostly matched corresponding benchmark returns, falling a few basis points on the positive side of the ledger. An overweight position in the software and services industry, the strongest group in the technology sector, in combination with strong performance from the Fund’s holding in the computer technology industry, were enough to keep pace.

For much of the year, healthcare sector returns led the overall market as the stocks responded to positive revenue environment for many companies. The sharp market pullback in the fourth quarter wiped away most

Baird MidCap Fund
December 31, 2018 (Unaudited)

of those gains, though returns remained positive for the year. Fund holdings more than kept pace thanks to strong performance in the healthcare services industry and several companies in the medical and dental instrument industry.

Unlike 2017, when consumer staples sector returns were more muted and trailed a market advance, the defensive nature of the sector companies proved helpful in 2018 amid negative market returns. Fund performance was positive, driven early in the year as two holdings, one in the beverage industry and the other in the food industry, were acquired at premiums in fairly short order. Given the low overall weight of the sector, we were comfortable holding just one company for the balance of the year in this small-weighted sector.

Strong U.S. oil production and slowing global growth combined to push oil prices down sharply during the latter part of the year and provided a challenging investment backdrop for the energy sector. The energy sector detracted modestly from relative performance as the Fund’s exposure to an oil and gas production company lagged others in the sector. We continue to believe this particular holding can add value due to its advantaged geographic position and favorable cost of oil production.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Dollar General Corp.	3.2%
O’Reilly Automotive, Inc.	2.9%
Burlington Stores, Inc.	2.8%
Verisk Analytics, Inc.	2.6%
Euronet Worldwide, Inc.	2.5%
Pool Corp.	2.5%
Arthur J. Gallagher & Co.	2.4%
Edwards Lifesciences Corp.	2.4%
ServiceNow, Inc.	2.3%
Henry Schein, Inc.	2.3%

Net Assets:	$1,432,832,582
Portfolio Turnover Rate:	38%
Number of Equity Holdings:	59

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	0.84%
Investor Class:	1.09%	(4)

Net
Institutional Class:	0.84%
Investor Class:	1.09%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/08, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/08, assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
For the Periods Ended				Since
December 31, 2018	One Year	Five Year	Ten Year	Inception(1)
Institutional Class Shares	-1.61%	5.87%	14.52%	6.83%
Investor Class Shares	-1.86%	5.62%	14.25%	6.58%
Russell Midcap® Growth Index(2)	-4.75%	7.42%	15.12%	6.30%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2018.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
BWX Technologies, Inc.	451,785	$17,271,741	1.2%
Mercury Systems, Inc.(1)	316,211	14,953,618	1.0%
		32,225,359	2.2%
Auto Components
Visteon Corp.(1)	122,131	7,362,057	0.5%
Banks
East West Bancorp, Inc.	467,750	20,361,157	1.4%
Biotechnology
Alexion Pharmaceuticals, Inc.(1)	184,151	17,928,941	1.3%
Building Products
AO Smith Corp.	566,128	24,173,666	1.7%
Capital Markets
Affiliated Managers Group, Inc.	123,353	12,019,516	0.8%
MarketAxess Holdings, Inc.	95,400	20,158,974	1.4%
		32,178,490	2.2%
Commercial Services & Supplies
Cintas Corporation	162,536	27,304,423	1.9%
Distributors
Pool Corp.	235,248	34,969,615	2.5%
Electrical Equipment
Rockwell Automation, Inc.	156,044	23,481,501	1.6%
Electronic Equipment, Instruments & Components
CDW Corp.	386,023	31,287,164	2.2%
Cognex Corp.	349,820	13,527,539	0.9%
Keysight Technologies, Inc.(1)	243,070	15,089,786	1.1%
Littelfuse, Inc.	109,070	18,703,324	1.3%
Trimble Navigation Ltd.(1)	704,677	23,190,920	1.6%
		101,798,733	7.1%
Food Products
Lamb Weston Holdings, Inc.	363,565	26,743,841	1.9%
Health Care Equipment & Supplies
ABIOMED, Inc.(1)	44,529	14,473,706	1.0%
The Cooper Cos., Inc.	60,798	15,473,091	1.1%
Edwards Lifesciences Corp.(1)	224,327	34,360,167	2.4%
IDEXX Laboratories, Inc.(1)	117,699	21,894,368	1.5%
		86,201,332	6.0%
Health Care Providers & Services
Henry Schein, Inc.(1)	412,068	32,355,579	2.3%
Health Care Technology
Veeva Systems, Inc.(1)	317,436	28,353,383	2.0%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Hotels, Restaurants & Leisure
Dominos Pizza, Inc.	59,347	$14,717,463	1.0%
Vail Resorts, Inc.	136,949	28,871,588	2.0%
		43,589,051	3.0%
Household Durables
DR Horton, Inc.	513,655	17,803,282	1.2%
Insurance
Arthur J Gallagher & Co.	473,555	34,901,003	2.4%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	466,680	22,199,967	1.5%
GrubHub, Inc.(1)	321,175	24,669,452	1.7%
		46,869,419	3.2%
IT Services
Broadridge Financial Solutions, Inc.	312,395	30,068,019	2.1%
EPAM Systems, Inc.(1)	271,531	31,500,312	2.2%
Euronet Worldwide, Inc.(1)	349,435	35,775,155	2.5%
Fiserv, Inc.(1)	413,518	30,389,438	2.1%
Gartner, Inc.(1)	179,186	22,907,138	1.6%
Global Payments, Inc.	285,355	29,428,661	2.1%
		180,068,723	12.6%
Life Sciences Tools & Services
ICON PLC(1)(2)	211,190	27,287,860	1.9%
Machinery
Graco, Inc.	596,906	24,980,516	1.7%
IDEX Corporation	122,590	15,478,214	1.1%
WABCO Holdings, Inc.(1)	152,912	16,413,574	1.2%
Xylem, Inc.	280,695	18,727,970	1.3%
		75,600,274	5.3%
Media
Cable One, Inc.	37,273	30,567,587	2.1%
Multiline Retail
Dollar General Corp.	418,181	45,197,003	3.2%
Ollie’s Bargain Outlet Holdings, Inc.(1)	278,403	18,516,584	1.3%
		63,713,587	4.5%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	238,687	22,126,285	1.5%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	162,536	20,147,963	1.4%
Professional Services
Verisk Analytics, Inc.(1)	336,073	36,645,400	2.6%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductors & Semiconductor Equipment
Microchip Technology, Inc.	371,585	$26,724,393	1.9%
Monolithic Power Systems, Inc.	226,082	26,282,033	1.8%
		53,006,426	3.7%
Software
RealPage, Inc.(1)	292,915	14,115,574	1.0%
ServiceNow, Inc.(1)	185,222	32,978,777	2.3%
Synopsys, Inc.(1)	298,873	25,177,061	1.8%
Tyler Technologies, Inc.(1)	154,745	28,754,716	2.0%
The Ultimate Software Group, Inc.(1)	108,459	26,558,355	1.9%
		127,584,483	9.0%
Specialty Retail
Burlington Stores, Inc.(1)	249,915	40,653,673	2.8%
O’Reilly Automotive, Inc.(1)	118,694	40,869,905	2.9%
		81,523,578	5.7%
Trading Companies & Distributors
Fastenal Co.	318,962	16,678,523	1.2%
Univar, Inc.(1)	841,320	14,925,017	1.0%
Watsco, Inc.	101,356	14,102,674	1.0%
		45,706,214	3.2%
Total Common Stocks
(Cost $1,154,947,247)		1,402,579,212	97.9%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class 2.29%(3)	44,945,317	44,945,317	3.1%
Total Short-Term Investment
(Cost $44,945,317)		44,945,317	3.1%
Total Investments
(Cost $1,199,892,564)		1,447,524,529	101.0%
Liabilities in Excess of Other Assets		(14,691,947)	(1.0)%
TOTAL NET ASSETS		$1,432,832,582	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,402,579,212	$—	$—	$1,402,579,212
Total Equity	1,402,579,212	—	—	1,402,579,212
Short-Term Investment
Money Market Mutual Fund	44,945,317	—	—	44,945,317
Total Short-Term Investment	44,945,317	—	—	44,945,317
Total Investments*	$1,447,524,529	$—	$—	$1,447,524,529

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2018 (Unaudited)

Portfolio Managers’ Commentary

For the two-month period ended December 31, 2018, the Baird Small/Mid Growth Fund Institutional Class posted a total return of -10.50% as compared to -9.17% for the Russell 2500® Growth Index, the Fund’s benchmark index.  As a reminder, the Fund launched on October 31, 2018, although the strategy has been in existence as a separate account since September 30, 2015.

Domestic equities responded favorably to strong corporate earnings and a step up in GDP, posting a solid advance through the first three quarters of the year. However, a challenging combination of slowing global growth, limited progress on trade negotiations, and additional Federal Reserve tightening led to increased concern about the sustainability of the U.S. expansion. Volatility increased and equities experienced a sharp sell-off in the fourth quarter. All major domestic stock indices finished down for the year, the first time since the Great Recession.

Much like recent years, the Fund’s 2018 positioning rested on continued economic growth, increasing corporate earnings, and the likelihood of Federal Reserve tightening. We believe our long-standing investment philosophy, which focuses on the quality of a business as well as its growth potential, should provide a favorable relative return profile when markets are challenging.

The Fund’s relative underperformance in the last two months of the year was primarily from two sectors: healthcare and technology.  The market selloff in December negatively impacted our higher growth and higher multiple stocks in both of those sectors.  Prior to the significant market volatility in the 4th quarter, those two sectors were two of the three strongest in terms of relative outperformance.  Quarterly results that did not exceed analysts’ consensus estimates were punished in our view, which we viewed more as a shorter term reaction rather than an event that should change our investment thesis.

Sectors that contributed positively to relative performance were Energy, Producer Durables, and Consumer Discretionary.  Strong U.S. oil production and slowing global growth combined to push oil prices down sharply during the latter part of the year and provided a challenging investment backdrop for the energy sector. The energy sector added modestly to relative performance as the Fund’s exposure to an oil and gas production company held up better than others in the sector. We continue to believe this particular holding can add value due to its advantaged geographic position and favorable cost of oil production.  Regarding producer durables, our bias to higher quality businesses with better revenue growth and less leverage on the balance sheet provided modest downside protection.  We also gained relative outperformance from two of our long time consumer holdings, which declined less than the benchmark.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Manager:

Jonathan L. Good

Baird Small/Mid Cap Growth Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Burlington Stores, Inc.	2.7%
CDW Corp.	2.6%
Cable One, Inc.	2.6%
Euronet Worldwide, Inc.	2.6%
Monolithic Power Systems, Inc.	2.5%
Pool Corp.	2.5%
IDEX Corp.	2.4%
Broadridge Financial Solutions, Inc.	2.4%
PRA Health Science, Inc.	2.3%
The Cooper Cos., Inc.	2.3%

Net Assets:	$7,290,105
Portfolio Turnover Rate:	9%	(5)
Number of Equity Holdings:	66

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	3.15%
Investor Class:	3.40%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.
(5)	Not Annualized.

Baird Small/Mid Cap Growth Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Baird Small/Mid Cap Growth Fund
December 31, 2018 (Unaudited)

Total Returns

		Since
For the Periods Ended December 31, 2018	One Month	Inception(1)
Institutional Class Shares	-11.21%	-10.50%
Investor Class Shares	-11.31%	-10.60%
Russell 2500® Growth Index(2)	-10.85%	-9.17%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2018.
(2)
The Russell 2500® Growth Index measures the performance of the Small-to-Mid Cap Growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies.  Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
BWX Technologies, Inc.	1,847	$70,610	1.0%
HEICO Corp.	1,215	94,138	1.3%
		164,749	2.3%
Auto Components
Visteon Corp.(1)	926	55,819	0.8%
Banks
Western Alliance Bancorp(1)	2,396	94,618	1.3%
Biotechnology
Exact Sciences Corp.(1)	1,123	70,861	1.0%
Flexion Therapeutics, Inc.(1)	4,386	49,650	0.7%
Heron Therapeutics, Inc.(1)	2,078	53,903	0.7%
Ligand Pharmaceuticals, Inc.(1)	594	80,606	1.1%
		255,020	3.5%
Building Products
AO Smith Corp.	2,492	106,408	1.5%
Trex Co, Inc.(1)	1,322	78,474	1.1%
		184,882	2.6%
Capital Markets
MarketAxess Holdings, Inc.	670	141,578	1.9%
Commercial Services & Supplies
Rollins, Inc.	3,782	136,512	1.9%
Containers & Packaging
AptarGroup, Inc.	1,692	159,166	2.2%
Distributors
Pool Corp.	1,207	179,421	2.5%
Electronic Equipment, Instruments & Components
CDW Corp.	2,344	189,981	2.6%
Cognex Corp.	2,822	109,127	1.5%
Keysight Technologies, Inc.(1)	1,362	84,553	1.2%
Littelfuse, Inc.	534	91,570	1.2%
Trimble Navigation Ltd.(1)	2,133	70,197	1.0%
		545,428	7.5%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	3,849	101,845	1.4%
Food Products
Calavo Growers, Inc.	1,352	98,642	1.4%
Lamb Weston Holdings, Inc.	1,438	105,779	1.4%
		204,421	2.8%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Equipment & Supplies
The Cooper Cos., Inc.	665	$169,242	2.3%
Inogen, Inc.(1)	717	89,030	1.2%
Insulet Corp.(1)	1,020	80,906	1.1%
Integra LifeSciences Holdings Corp.(1)	2,820	127,182	1.7%
Novocure Ltd.(1)(2)	1,032	34,551	0.5%
Quidel Corp.(1)	1,278	62,392	0.9%
Tactile Systems Technology, Inc.(1)	1,936	88,185	1.2%
Tandem Diabetes Care, Inc.(1)	1,935	73,472	1.0%
		724,960	9.9%
Health Care Providers & Services
HealthEquity, Inc.(1)	1,761	105,044	1.4%
Health Care Technology
Veeva Systems, Inc.(1)	1,591	142,108	1.9%
Hotels, Restaurants & Leisure
Vail Resorts, Inc.	712	150,104	2.1%
Insurance
Kinsale Capital Group, Inc.	2,332	129,566	1.8%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	2,807	133,529	1.9%
GrubHub, Inc.(1)	1,551	119,132	1.6%
		252,661	3.5%
IT Services
Broadridge Financial Solutions, Inc.	1,825	175,656	2.4%
EPAM Systems, Inc.(1)	1,199	139,096	1.9%
Euronet Worldwide, Inc.(1)	1,837	188,073	2.6%
WNS Holdings Ltd.(1)(2)	2,413	99,560	1.4%
		602,385	8.3%
Life Sciences Tools & Services
PRA Health Sciences, Inc.(1)	1,847	169,850	2.3%
Machinery
IDEX Corp.	1,399	176,639	2.4%
Toro Co.	1,465	81,864	1.1%
		258,503	3.5%
Media
Cable One, Inc.	231	189,443	2.6%
New York Times Co.	5,450	121,481	1.7%
		310,924	4.3%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Multiline Retail
Ollie’s Bargain Outlet Holdings, Inc.(1)	1,419	$94,378	1.3%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	1,318	122,179	1.7%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	1,032	127,927	1.8%
Professional Services
TransUnion	1,332	75,658	1.0%
Road & Rail
Schneider National, Inc.	2,706	50,521	0.7%
Semiconductors & Semiconductor Equipment
Monolithic Power Systems, Inc.	1,559	181,234	2.5%
Software
Coupa Software, Inc.(1)	1,212	76,186	1.0%
Descartes Systems Group, Inc.(1)(2)	2,598	68,743	0.9%
Fair Isaac Corp.(1)	598	111,826	1.5%
HubSpot, Inc.(1)	542	68,146	0.9%
Proofpoint, Inc.(1)	919	77,021	1.1%
Q2 Holdings, Inc.(1)	1,798	89,091	1.2%
RingCentral, Inc.(1)	946	77,988	1.1%
Tyler Technologies, Inc.(1)	594	110,377	1.5%
The Ultimate Software Group, Inc.(1)	673	164,798	2.3%
Upland Software, Inc.(1)	3,302	89,748	1.2%
		933,924	12.7%
Specialty Retail
Burlington Stores, Inc.(1)	1,223	198,945	2.7%
Hudson Ltd.(1)(2)	7,262	124,543	1.7%
		323,488	4.4%
Trading Companies & Distributors
SiteOne Landscape Supply, Inc.(1)	825	45,598	0.6%
Watsco, Inc.	841	117,016	1.6%
		162,614	2.2%
Total Common Stocks
(Cost $7,831,509)		7,141,487	98.0%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class 2.29%(3)	298,908	$298,908	4.1%
Total Short-Term Investment
(Cost $298,908)		7,440,395	4.1%
Total Investments
(Cost $8,130,417)		7,440,395	102.1%
Liabilities in Excess of Other Assets		(150,290)	(2.1)%
TOTAL NET ASSETS		$7,290,105	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC(“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$7,141,487	$—	$—	$7,141,487
Total Equity	7,141,487	—	—	7,141,487
Short-Term Investment
Money Market Mutual Fund	298,908	—	—	298,908
Total Short-Term Investment	298,908	—	—	298,908
Total Investments*	$7,440,395	$—	$—	$7,440,395

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2018 (Unaudited)

Portfolio Manager’s Commentary

As the new year begins, we take this opportunity to review our investment philosophy and process:

•	We are a Small/Mid Cap Value equity manager with a bias toward quality

•	We seek to invest in companies with superior returns on equity, identifiable catalysts for earnings surprise and compelling valuations

•	We believe high quality companies with attractive valuations provide above-average return potential in rising equity markets and offer risk management during market declines

•	We employ a macro-economic overlay to our investment process to help identify individual stock catalysts and sector rotations in the market

•	We typically have a 3-5 year investment time horizon

•	We use a concentrated, low-turnover approach

•	Our goal is to provide superior performance to our investors through the market cycle while protecting assets during market declines

It is worth noting that we manage a Fund of 40-50 stocks that we believe offer exceptional value and an ability to outperform the market’s profitability expectations.  As we are benchmarked against an Index with roughly 1,700 constituents, it should be expected that our performance can and likely will vary meaningfully from the benchmark.  Indeed, that is how we expect to achieve our goal of outperformance through the market cycle.

During 2018, stocks within our benchmark with the lowest valuations (as measured by the price/earnings ratio) significantly underperformed the stocks with the highest price/earnings ratio, particularly in the second quarter of the year.  Most of the Fund’s relative underperformance occurred during the second quarter of the year, given its low valuation bias.

Core to our philosophy is the belief that buying stocks with stable earnings growth and positive earnings revisions at low valuations will deliver superior returns over time.  As such, we anticipate a reversal of this trend, which has disproportionately favored expensive equities.

Review

2018 marked a return of volatility as U.S. equity markets vacillated between gains and losses before dipping into bear market territory during the final quarter of the year.  Global synchronized growth soured to global synchronized deceleration as the year progressed.  This global economic growth slow-down, along with the specter of monetary tightening as the Federal Reserve both raised the Federal Funds rate and shrank the balance sheet, was more than bulls could bear.  In this environment, growth stocks generally outperformed value stocks and large capitalization stocks outperformed smaller company stocks.

We expect heightened volatility to continue as we begin the new year and expect such an environment to present exceptional opportunities for active managers.  As we enter 2019, analysts have begun to reduce corporate earnings estimates after raising them steadily most of last year.  Should profit expectations disappoint, we would expect our positioning to be advantageous to relative performance.  The Fund has historically exhibited strong capital preservation characteristics in down markets.

Baird Small/Mid Cap Value Fund
December 31, 2018 (Unaudited)

Portfolio Highlights

For the year ended December 31, 2018, the Baird Small/Mid Value Fund Institutional Class posted a total return of -15.11% as compared to -12.36% return for the Russell 2000® Value Index, the Fund’s benchmark.

In terms of economic sectors, Real Estate Investment Trusts, Information Technology, Communications Services, and Consumer Staples were the best absolute and relative contributors to performance. Standout individual securities in the sectors included Integrated Device Technology, Verisign, Agree Realty and Lamb Weston.  The Fund’s intentional underweight to Energy also contributed positively by insulating it from the benchmark sector’s 38% plunge during the year.

Industrials, Financials, and Consumer Discretionary sectors held back relative returns for the year.  A few individual stocks were responsible for underperformance in these sectors including Spartan Motor and Atlas Financial Holdings, both of which we exited due to a deteriorating outlook for profitability.  Other individual stocks in these sectors that underperformed continue to represent compelling value in our opinion, including Deluxe Corporation, Zagg Inc and Meta Financial.

Guide points signal that we are in the late innings of this economic cycle, which calls for more defensive posturing. As such, we have raised our exposure to Real Estate Investment Trusts, Utilities, and companies with exceptionally stable cash flows.  To fund new purchases, we trimmed holdings in some stocks where our investment thesis had played out and rewarded us with higher stock prices, primarily in the Industrial and Information Technology sectors.

Portfolio Manager:

Michelle Stevens, CFA

Baird Small/Mid Cap Value Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Boingo Wireless, Inc.	5.0%
ICU Medical, Inc.	3.8%
Physicians Realty Trust	3.7%
Lamb Weston Holdings, Inc.	3.4%
Agree Realty Corp.	3.3%
American Financial Group, Inc.	3.2%
Integrated Device Technology	2.9%
Blackstone Mortgage Trust, Inc. – Class A	2.8%
Axos Financial, Inc.	2.6%
Air Transport Service Group, Inc.	2.6%

Net Assets:	$17,402,141
Portfolio Turnover Rate:	34%
Number of Equity Holdings:	40

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.92%
Investor Class:	2.17%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Value Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2018	One Year	Three Year	Inception(1)
Institutional Class Shares	-15.11%	3.94%	2.24%
Investor Class Shares	-15.25%	3.69%	1.99%
Russell 2500® Value Index(2)	-12.36%	6.59%	4.80%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2018.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies. Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	6,435	$368,983	2.1%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	19,759	450,702	2.5%
Atlas Air Worldwide Holdings, Inc.(1)	6,689	282,209	1.6%
		732,911	4.1%
Commercial Services & Supplies
Deluxe Corp.	4,911	188,779	1.1%
Communications Equipment
Resonant, Inc.(1)	44,791	59,572	0.3%
Distributors
LKQ Corp.(1)	13,717	325,504	1.9%
Electric Utilities
Pinnacle West Capital Corp.	5,165	440,058	2.5%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. – Class A	6,689	413,648	2.4%
Energy Equipment & Services
Solaris Oilfield Infrastructure, Inc.	25,317	306,083	1.8%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,737	575,651	3.3%
CareTrust REIT, Inc.	23,212	428,494	2.5%
CyrusOne, Inc.	8,467	447,734	2.6%
National Retail Properties, Inc.	8,140	394,871	2.3%
Physicians Realty Trust	40,069	642,307	3.7%
Ryman Hospitality Properties, Inc.	4,911	327,515	1.9%
		2,816,572	16.3%
Food Products
Lamb Weston Holdings, Inc.	7,959	585,464	3.4%
Gas Utilities
Atmos Energy Corp.	3,983	369,304	2.1%
Southwest Gas Holdings, Inc.	2,294	175,491	1.0%
		544,795	3.1%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	2,879	661,105	3.8%
Health Care Providers & Services
DaVita, Inc.(1)	6,012	309,377	1.8%
Laboratory Corp. of America Holdings(1)	2,371	299,600	1.7%
		608,977	3.5%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Household Durables
ZAGG, Inc.(1)	45,045	$440,541	2.5%
Insurance
American Financial Group, Inc.	6,096	551,871	3.2%
Old Republic International Corp.	21,895	450,380	2.5%
		1,002,251	5.7%
Internet & Direct Marketing Retail
Stamps.com, Inc.(1)	2,810	437,348	2.5%
IT Services
Leidos Holdings, Inc.	8,248	434,835	2.5%
VeriSign, Inc.(1)	2,794	414,322	2.4%
		849,157	4.9%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc. – Class A	15,071	480,162	2.8%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	41,997	422,070	2.4%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	2,371	293,909	1.7%
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	13,870	176,426	1.0%
Integrated Device Technology, Inc.(1)	10,499	508,467	2.9%
Silicon Motion Technology Corp. – ADR(2)	7,242	249,849	1.4%
		934,742	5.3%
Software
j2 Global, Inc.	6,181	428,838	2.5%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	18,120	456,261	2.6%
Essent Group Ltd.(1)(2)	8,636	295,178	1.7%
Meta Financial Group, Inc.	19,813	384,174	2.2%
NMI Holdings, Inc.(1)	19,390	346,112	2.0%
		1,481,725	8.5%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	42,081	865,606	5.0%
Total Common Stocks
(Cost $14,933,840)		15,688,800	90.1%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2018

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(3)	1,701,658	$1,701,658	9.8%
Total Short-Term Investment
(Cost $1,701,658)		1,701,658	9.8%
Total Investments
(Cost $16,635,498)		17,390,458	99.9%
Other Assets in Excess of Liabilities		11,683	0.1%
TOTAL NET ASSETS		$17,402,141	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC(“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$15,688,800	$—	$—	$15,688,800
Total Equity	15,688,800	—	—	15,688,800
Short-Term Investment
Money Market Fund	1,701,658	—	—	1,701,658
Total Short-Term Investment	1,701,658	—	—	1,701,658
Total Investments*	$17,390,458	$—	$—	$17,390,458

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2018 (Unaudited)

Portfolio Manager’s Commentary

As the new year begins, we take this opportunity to review our investment philosophy and process:

•	We are a Small/Mid Cap Value equity manager with a bias toward quality

•	We seek to invest in companies with superior returns on equity, identifiable catalysts for earnings surprise and compelling valuations

•	We believe high quality companies with attractive valuations provide above-average return potential in rising equity markets and offer risk management during market declines

•	We employ a macro-economic overlay to our investment process to help identify individual stock catalysts and sector rotations in the market

•	We typically have a 3-5 year investment time horizon

•	We use a concentrated, low-turnover approach

•	Our goal is to provide superior performance to our investors through the market cycle while protecting assets during market declines

It is worth noting that we manage a Fund of 40-50 stocks that we believe offer exceptional value and an ability to outperform the market’s profitability expectations.  As we are benchmarked against an Index with roughly 1,700 constituents, it should be expected that our performance can and likely will vary meaningfully from the benchmark.  Indeed, that is how we expect to achieve our goal of outperformance through the market cycle.

During 2018, stocks within our benchmark with the lowest valuations (as measured by the price/earnings ratio) significantly underperformed the stocks with the highest price/earnings ratio, particularly in the second quarter of the year.  Most of the Fund’s relative underperformance occurred during the second quarter of the year, given its low valuation bias.

Core to our philosophy is the belief that buying stocks with stable earnings growth and positive earnings revisions at low valuations will deliver superior returns over time.  As such, we anticipate a reversal of this trend, which has disproportionately favored expensive equities.

Review

2018 marked a return of volatility as U.S. equity markets vacillated between gains and losses before dipping into bear market territory during the final quarter of the year.  Global synchronized growth soured to global synchronized deceleration as the year progressed.  This global economic growth slow-down, along with the specter of monetary tightening as the Federal Reserve both raised the Federal Funds rate and shrank the balance sheet, was more than bulls could bear.  In this environment, growth stocks generally outperformed value stocks and large capitalization stocks outperformed smaller company stocks.

We expect heightened volatility to continue as we begin the new year and expect such an environment to present exceptional opportunities for active managers.  As we enter 2019, analysts have begun to reduce corporate earnings estimates after raising them steadily most of last year.  Should profit expectations disappoint, we would expect our positioning to be advantageous to relative performance.  The Fund has historically exhibited strong capital preservation characteristics in down markets.

Baird SmallCap Value Fund
December 31, 2018 (Unaudited)

Portfolio Highlights

For the year ended December 31, 2018, the Baird SmallCap Value Fund Institutional Class posted a total return of -16.45% as compared to -12.86% return for the Russell 2000® Value Index, the Fund’s benchmark.

In terms of economic sectors, Real Estate Investment Trusts, Consumer Staples, Healthcare and Utilities were the best absolute and relative contributors to performance.  Not surprisingly, these characteristically defensive sectors earned most of their relative outperformance during the market weakness in the fourth quarter of the year.  Standout individual securities in the sectors include Agree Realty, ICU Medical and Lamb Weston. The Fund’s intentional underweight to Energy also contributed positively by insulating it from the benchmark sector’s 38% plunge during the year.

Industrials, Financials, and Consumer Discretionary sectors held back relative returns for the year.  A few individual stocks were responsible for underperformance in these sectors including Spartan Motor and Atlas Financial Holdings, both of which we exited due to a deteriorating outlook for profitability.  Other individual stocks in these sectors that underperformed continue to represent compelling value in our opinion, including Deluxe Corporation, Zagg Inc. and Meta Financial.

Guide points signal that we are in the late innings of this economic cycle, which calls for more defensive posturing. As such, we have raised our exposure to Real Estate Investment Trusts, Utilities, and companies with exceptionally stable cash flows.  To fund new purchases, we trimmed holdings in some stocks where our investment thesis had played out and rewarded us with higher stock prices, primarily in the Industrial and Information Technology sectors.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Boingo Wireless, Inc.	5.1%
Lamb Weston Holdings, Inc.	4.4%
Agree Realty Corp.	4.0%
ICU Medical, Inc.	4.0%
Physicians Realty Trust	3.8%
Algonquin Power & Utilities Corp.	3.5%
Integrated Device Technology	3.5%
j2 Global, Inc.	3.2%
Stamps.com, Inc.	3.0%
Blackstone Mortgage Trust, Inc. – Class A	3.0%

Net Assets:	$29,512,665
Portfolio Turnover Rate:	36%
Number of Equity Holdings:	34

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.35%
Investor Class:	1.60%	(4)

Net
Institutional Class:	0.95%
Investor Class:	1.20%(	4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2018 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2018	One Year	Five Year	Inception(1)
Institutional Class Shares	-16.45%	1.58%	6.96%
Investor Class Shares	-16.71%	1.32%	6.68%
Russell 2000® Value Index(2)	-12.86%	3.61%	8.50%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2018.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small-capitalization companies. Small-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	12,965	$743,413	2.5%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	34,303	782,451	2.7%
Atlas Air Worldwide Holdings, Inc.(1)	17,699	746,721	2.5%
		1,529,172	5.2%
Biotechnology
Eagle Pharmaceuticals, Inc.(1)	8,003	322,441	1.1%
Commercial Services & Supplies
Deluxe Corp.	10,244	393,779	1.3%
Electric Utilities
Alliant Energy Corp.	20,168	852,098	2.9%
Energy Equipment & Services
Select Energy Services, Inc.(1)	36,970	233,650	0.8%
Solaris Oilfield Infrastructure, Inc.	52,020	628,922	2.1%
		862,572	2.9%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	20,008	1,182,873	4.0%
CareTrust REIT, Inc.	39,513	729,410	2.5%
CyrusOne, Inc.	14,939	789,974	2.7%
Physicians Realty Trust	69,562	1,115,079	3.8%
Ryman Hospitality Properties, Inc.	8,963	597,743	2.0%
		4,415,079	15.0%
Food Products
Lamb Weston Holdings, Inc.	17,767	1,306,941	4.4%
Gas Utilities
Southwest Gas Holdings, Inc.	10,470	800,955	2.7%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	5,117	1,175,017	4.0%
Household Durables
ZAGG, Inc.(1)	81,951	801,481	2.7%
Internet & Direct Marketing Retail
Stamps.com, Inc.(1)	5,764	897,109	3.0%
IT Services
CACI International, Inc. – Class A(1)	5,116	736,857	2.5%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc. – Class A	27,851	887,333	3.0%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	103,879	1,043,984	3.5%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	51,703	$657,662	2.2%
Integrated Device Technology, Inc.(1)	21,549	1,043,618	3.5%
Silicon Motion Technology Corp. – ADR(2)	18,154	626,313	2.1%
		2,327,593	7.8%
Software
j2 Global, Inc.	13,605	943,915	3.2%
Technology Hardware, Storage & Peripherals
Immersion Corp.(1)	43,826	392,681	1.3%
Thrifts & Mortgage Finance
Axos Financial, Inc.(1)	32,012	806,062	2.7%
Essent Group Ltd.(1)(2)	17,030	582,086	2.0%
Merchants Bancorp	28,946	577,762	2.0%
Meta Financial Group, Inc.	35,535	689,024	2.4%
NMI Holdings, Inc.(1)	34,905	623,054	2.1%
		3,277,988	11.2%
Trading Companies & Distributors
Air Lease Corp.	16,166	488,375	1.8%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	73,188	1,505,477	5.1%
Total Common Stocks
(Cost $21,945,297)		25,704,260	87.1%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(3)	3,093,347	3,093,347	10.5%
Total Short-Term Investment
(Cost $3,093,347)		3,093,347	10.5%
Total Investments
(Cost $25,038,644)		28,797,607	97.6%
Other Assets in Excess of Liabilities		715,058	2.4%
TOTAL NET ASSETS		$29,512,665	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC(“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$25,704,260	$—	$—	$25,704,260
Total Equity	25,704,260	—	—	25,704,260
Short-Term Investment
Money Market Mutual Fund	3,093,347	—	—	3,093,347
Total Short-Term Investment	3,093,347	—	—	3,093,347
Total Investments*	$28,797,607	$—	$—	$28,797,607

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

Portfolio Manager’s Commentary

For 2018, the Chautauqua International Growth Fund underperformed its benchmark index, the MSCI ACWI ex USA Index (ND).  As 2018 began, the Fund was positioned to cautiously participate in an extended but pro-growth economic environment.  For the first two thirds of the year this positioning was successful as the Fund out-performed the benchmark. Then, in the last three months of the year, market appetite for longer duration equity assets rapidly de-rated amid pressure from continued “quantitative tightening” by the U.S. Federal Reserve (Fed), heightened tensions around U.S. and China trade and the ongoing complexity surrounding Brexit. The multiple compressions were swift despite healthy earnings and a benign economic environment.  As a result, that performance advantage became a performance disadvantage by year end.  We take the trust that has been placed in us by Fund investors very seriously.  We are not satisfied with the results of 2018 and wish that we had been more cautious in our allocations to provide better downside protection. That said, we have taken advantage of the valuation dislocations of the last third of 2018 and as a result believe the portfolio is better positioned than it has been in the past two years.

Review

In the face of negative global equity returns, 2018 saw growth style investing hold up better than value style investing in the developed markets but it substantially underperformed in the emerging markets. This divergence in growth’s performance across regions was particularly pronounced when comparing the -3.0% return for the MSCI USA Growth Index versus the -19.6% return for the MSCI Emerging Markets Growth Index during the year.  Small capitalization stocks generally underperformed large capitalization stocks in both emerging and developed markets.

The Fund’s sector performance was mixed during 2018.  Much of this resulted from the aforementioned de-rating by the global financial markets in the final quarter of 2018.  Growth stocks, which are justifiably priced at premium valuation multiples and whose cash flows can be long-dated, were the worst performers as rising interest rates caused multiple compressions.  Areas of stock strength at the end of the year were low duration investments which lie in stark contrast to the long duration growth companies that Chautauqua invests in: low beta, high dividend, low growth.  During the full calendar year of 2018, Chautauqua’s overweight to the outperforming health care sector, along with positive stock selection in the health care and financials sector, was a source of relative strength during the period.  Conversely, Chautauqua’s overweight to the underperforming, longer duration, information technology sector held back returns, as did stock selection in the information technology and energy sectors.

The Fund’s aggregate investments in the Asia & Pacific Basin, taken as a whole, had a positive effect on performance during the year while European exposure, on the whole, held back returns.  Investments within the emerging market countries were mixed given notable contributions from holdings in Indonesia and India alongside weakness from select Chinese names.

Portfolio Highlights

U.S. tax reform, enacted in December 22, 2017, largely went into effect in 2018.  Combined with an infrastructure spending bill, U.S. fiscal spending lurched forward at a time when the U.S. economy had reached full output.  The attendant projected debt and the more than one trillion dollar increase in U.S. federal debt put further pressure on the Fed to hike rates to a neutral level and normalize the Fed’s balance sheet after years of bond buying.  Higher interest rates and an accelerating economy in the U.S. resulted in dollar appreciation versus most world currencies.  Currency strength typically favors import consumption and makes exports less competitive.  The strong dollar also had repercussions for other economies.  In the emerging markets, the rising dollar became problematic as their central bankers needed to adjust benchmark rates higher in line with the U.S. Doing so creates a higher credit cost drag on their economies.  Not doing so would lead to import price inflation and put all dollar-denominated borrowers in a tight spot. As the Fed moved away from monetary accommodation, the European Central Bank (ECB) and the Bank of Japan (BOJ)

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

continued their financial asset buying programs. These programs put downward pressure on interest rates which added to the comparative attractiveness of the dollar.  While 2017 was a rare moment of global synchronized growth, in 2018 the cracks began to appear.  As economic expansions go, the great financial crisis recovery that began in 2009 has been a long one.  Policy missteps are evident around the globe.  We continue to populate the portfolio with companies that we believe benefit from long-term trends, have the business model advantages to exploit these to a greater degree than the competition and that can be assembled in a diversified way.  After a significant sell off, valuations of these companies seem more reasonable than they have in two years.

During the year we initiated new investments in Atlassian, Fanuc, Pirelli and Schlumberger.  We also eliminated positions in Encana, Eni, Line, Lululemon, Reckitt Benckiser and Roche.

Outlook

In November of 2018, Democrats took control of the House of Representatives.  The President, seeking to make good on a campaign promise, moved to get $5 billion in congressional funding for border wall construction.  Unable to do so before the Democrats took office in January, he carried out a partial government shutdown which became historic in its length.  In the U.K., Prime Minister May negotiated long and hard for an agreement for the U.K. to leave the E.U., only to fail to get her Parliament to ratify the agreement.  The delay of tariff implementation between the U.S. and China ends on March 1, 2019. In the face of policy missteps, governments, ranging from France, Germany, India, Spain, the U.K. and the U.S., have experienced diminished levels of support. Since September of 2018, equity markets have been more focused on policy as opposed to individual company performance.

Populism and nationalism continue to erode the foundation of “globalism.”  Recent elections in Brazil (tilting to the right) and Mexico (tilting toward the left) are further indications of voter discontent with globalization and international cooperation.  International collaboration and coordination to address long-term worldwide problems has become much more difficult.

We believe transitory monetary policy will continue to fuel volatility in 2019. The U.S. Fed is expected to carry out two additional rate hikes to give themselves some breathing room should a rate cut be necessary in the future.  Meanwhile, the ECB formally announced that it ended its bond buying program in December and the BOJ has hinted that their program may come to an end.  Over nearly ten years, these stimulative programs, which have produced artificially low interest rates, have encouraged massive borrowing.  High government debt levels in countries with aging demographics are a very significant problem.  If changes are not made, support for the aged will crowd out other spending.

In anticipation of higher after-tariff prices, businesses in the U.S. stockpiled Chinese-made goods. Some have noted that absent the inventory buildup in 2018, the U.S. economy grew only at its Fed projected long-term rate (1.9%). Moreover, as businesses work off those inventories there will likely be fewer and smaller orders in 2019.  This may result in the U.S. experiencing two consecutive quarters of negative economic growth in the latter half of the year.  Although this would technically constitute a recession, we do not anticipate a major layoff and plant closing style recession because businesses have not expanded capacity at a high rate over the past several years.

European growth has moderated.  Some specific sectors like German autos have been under significant pressure.  The E.U. has created a political and monetary union but fiscal policy is determined, with limitations, at the member nation level. As a result, there are continued distortions where weak countries are encouraged to borrow at lower rates than would otherwise be available and stronger countries get an export advantage as the Euro trades at a lower valuation than their home currency would on its own.

Latin America will likely grow slowly in 2019 as it is late in the global economic expansion and many of these economies are highly influenced by commodity prices. However, Brazil and Argentina are experiencing a resumption in growth after painful recessions.

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

Broadly, Asia is sensitive to the economy of China.  China’s economy is decelerating after decades of extraordinary growth. As China seeks to expand markets for its products within the region and address rising wage costs within China, it is becoming more integrated with its neighbors.  The “Belt and Road Initiative” is adding needed infrastructure to facilitate the movement of goods.

After struggling with the effects of U.S. dollar strength, emerging markets countries are getting a reprieve.  As the Fed slows the pace of rate increases, with an end in sight, emerging markets central bankers who have had to raise benchmark rates can pause.  Moderate energy prices are beneficial for most of the emerging market countries. Valuations came down materially in 2018.  These countries, generally, have a younger workforce and more potential for productivity gains.  Add to this lower levels of indebtedness (excluding China) and it is easy to understand why we are optimistic about the category.

We anticipate that 2019 will be a volatile year.  Geopolitical events will likely come to a head early and tensions may rise broadly.  The final resolution of the U.S. government shut-down, U.S./China trade dispute and final Brexit terms should be settled by the end of the first quarter.  The lifting or further implementation of U.S. sanctions on Iran will be announced in May.  The result of this could mean the addition of one million barrels of oil per day, if sanctions are lifted, or a further reduction of one million barrels if the temporary exemptions are halted. One million barrels of oil swing factor will surely impact the price of oil.

Rather than try to outguess other investors as to the outcome of these events, we monitor the developments and structure the Fund to minimize the direct impact of their outcome.  And, we populate the portfolio with shares in companies that are expected to have a high level of durability.  We seek businesses that offer a very attractive value proposition to their customers.  As a result, demand for their products is more predictable and the companies have the ability to increase prices if needed.  Although the Fund is not impervious to market gyrations that result from geopolitical events, we believe we can take advantage of near term volatility for the long-term benefit of our investors.

Respectfully Submitted,

Brian Beitner, CFA
Portfolio Manager

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

Temenos Group AG	5.8%	Net Assets:	$87,527,490
Genmab A/S	5.8%	Portfolio Turnover Rate:	42%
Novo Nordisk A/S – ADR	5.3%	Number of Equity Holdings:	28
Naspers Ltd.	5.2%
DBS Group Holdings Ltd.	5.1%	Annualized Portfolio Expense Ratio(3):
Keyence Corp.	5.0%	Gross
TAL Education Group	4.8%	Institutional Class:	1.21%
HDFC Bank Ltd. – ADR	4.8%	Investor Class:	1.46%	(4)
Toronto-Dominion Bank	4.7%
Wirecard AG	4.1%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua International Growth Fund
December 31, 2018 (Unaudited)

Total Returns

		Average
		Annual
		Since
For the Periods Ended December 31, 2018	One Year	Inception(1)
Institutional Class Shares	-16.94%	2.94%
Investor Class Shares	-17.21%	2.71%
MSCI ACWI ex USA Index(2)	-14.20%	4.41%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2018.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  The exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Application Software
Atlassian Corp. PLC (Australia)(1)	20,209	$1,798,197	2.1%
Temenos Group AG (Switzerland)(2)	42,393	5,094,064	5.8%
		6,892,261	7.9%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	84,492	3,011,001	3.4%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	277,766	1,779,207	2.0%
Biotechnology
Genmab A/S (Denmark)(1)(2)	30,708	5,049,027	5.8%
Cable & Satellite
Naspers Ltd. (South Africa)(2)	22,575	4,519,886	5.2%
Data Processing & Outsourced Services
Wirecard AG (Germany)(2)	23,682	3,570,118	4.1%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	13,529,151	3,446,664	3.9%
DBS Group Holdings Ltd. (Singapore)(2)	257,008	4,469,331	5.1%
Toronto-Dominion Bank (Canada)(1)	83,308	4,140,991	4.7%
		12,056,986	13.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	76,617	1,850,970	2.1%
Education Services
TAL Education Group (China)(1)	158,574	4,230,754	4.8%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	8,712	4,403,445	5.0%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	684,922	2,883,697	3.3%
Industrial Machinery
FANUC Corp. (Japan)(2)	9,624	1,460,535	1.7%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	24,592	3,370,826	3.9%
Ctrip.com International Ltd. – ADR (China)(1)	77,971	2,109,895	2.4%
		5,480,721	6.3%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	52,310	3,120,815	3.6%
Schlumberger Limited (Curacao)	47,306	1,706,800	1.9%
		4,827,615	5.5%
Personal Products
Amorepacific Corp. (Republic of Korea)(2)	8,751	1,646,550	1.9%

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Pharmaceuticals
Allergan PLC (Ireland)	6,198	$828,425	0.9%
Novo Nordisk A/S – ADR (Denmark)	100,633	4,636,162	5.3%
		5,464,587	6.2%
Regional Banks
HDFC Bank Ltd. – ADR (India)	40,306	4,175,299	4.8%
Semiconductor Equipment
ASML Holding NV (Netherlands)	22,371	3,481,375	4.0%
Semiconductors
AMS AG (Austria)(2)	113,910	2,742,981	3.1%
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	79,587	2,937,556	3.4%
		5,680,537	6.5%
Tires & Rubber
Pirelli & C SpA (Italy)(1)(2)	145,413	934,450	1.1%
Total Common Stocks
(Cost $91,058,326)		83,399,021	95.3%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class 2.29%(3)	2,946,819	2,946,819	3.4%
Total Short-Term Investment
(Cost $2,946,819)		2,946,819	3.4%
Total Investments
(Cost $94,005,145)		86,345,840	98.7%
Other Assets in Excess of Liabilities		1,181,650	1.3%
TOTAL NET ASSETS		$87,527,490	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc.(“MSCI”) and Standard & Poor Financial Services LLC(“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$36,537,095	$46,861,926	$—	$83,399,021
Total Equity	36,537,095	46,861,926	—	83,399,021
Short-Term Investment
Money Market Mutual Funds	2,946,819	—	—	2,946,819
Total Short-Term Investment	2,946,819	—	—	2,946,819
Total Investments*	$39,483,914	$46,861,926	$—	$86,345,840

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

Portfolio Manager’s Commentary

For 2018, the Chautauqua Global Growth Fund underperformed its benchmark index, the MSCI ACWI Index (ND).  As 2018 began, the Fund was positioned to cautiously participate in an extended but pro-growth economic environment.  For the first two thirds of the year this positioning was successful as the Fund out-performed the benchmark. Then, in the last three months of the year, the market appetite for longer duration equity assets rapidly de-rated amid pressure from continued “quantitative tightening” by the U.S. Federal Reserve (Fed), heightened tensions around U.S. and China trade and the ongoing complexity surrounding Brexit.  The multiple compressions were swift despite healthy earnings and a benign economic environment.  As a result that performance advantage became a performance disadvantage by year end.  We take the trust that has been placed in us by Fund investors very seriously.  We are not satisfied with the results of 2018 and wish that we had been more cautious in our allocations to provide better downside protection. That said, we have taken advantage of the valuation dislocations of the last third of 2018 and as a result believe the portfolio is better positioned than it has been in the past two years.

Review

In the face of negative global equity returns, 2018 saw growth style investing hold up better than value style investing in the developed markets but it substantially underperformed in the emerging markets. This divergence in growth’s performance across regions was particularly pronounced when comparing the -3.0% return for the MSCI USA Growth Index versus the -19.6% return for the MSCI Emerging Markets Growth Index during the year.  Small capitalization stocks generally underperformed large capitalization stocks in both emerging and developed markets.

The Fund’s sector performance was mixed during 2018.  Much of this resulted from the aforementioned de-rating by the global financial markets in the final quarter of 2018.  Growth stocks, which are justifiably priced at premium valuation multiples and whose cash flows can be long-dated, were the worst performers as rising interest rates caused multiple compressions.  Areas of stock strength at the end of the year were low duration investments which lie in stark contrast to the long duration growth companies that Chautauqua invests in: low beta, high dividend, low growth.  During the full calendar year of 2018, Chautauqua’s overweight to the health care sector, along with positive stock selection in the consumer discretionary and financials sector, was a source of relative strength during the period.  Conversely, Chautauqua’s longer duration growth holdings held back returns, most notably in the information technology and energy sectors.

The Fund’s aggregate investments in the Asia & Pacific Basin, taken as a whole, had a positive effect on performance during the year while European and North American exposure, on the whole, held back returns.  Investments within the emerging market countries were mixed given notable contributions from holdings in Indonesia and India alongside weakness from select Chinese names.

Portfolio Highlights

U.S. tax reform, enacted in December 22, 2017, largely went into effect in 2018.  Combined with an infrastructure spending bill, U.S. fiscal spending lurched forward at a time when the U.S. economy had reached full output.  The attendant projected debt and the more than one trillion dollar increase in U.S. federal debt put further pressure on the Fed to hike rates to a neutral level and normalize the Fed’s balance sheet after years of bond buying.  Higher interest rates and an accelerating economy in the U.S. resulted in dollar appreciation versus most world currencies.  Currency strength typically favors import consumption and makes exports less competitive.  The strong dollar also had repercussions for other economies.  In the emerging markets, the rising dollar became problematic as their central bankers needed to adjust benchmark rates higher in line with the U.S. Doing so creates a higher credit cost drag on their economy.  Not doing so would lead to import price inflation and put all dollar-denominated borrowers in a tight spot. As the Fed moved away from monetary accommodation, the European Central Bank (ECB) and the Bank of Japan (BOJ) continued their financial asset buying programs. These programs put downward pressure on interest rates which added to the

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

comparative attractiveness of the dollar.  While 2017 was a rare moment of global synchronized growth, in 2018 the cracks began to appear.  As economic expansions go, the great financial crisis recovery that began in 2009 has been a long one.  Policy missteps are evident around the globe.  We continue to populate the portfolio with companies that we believe benefit from long-term trends, have the business model advantages to exploit these to a greater degree than the competition and that can be assembled in a diversified way.  After a significant sell off, valuations of these companies seem more reasonable than they have in two years.

During the year we initiated new investments in Atlassian, Fanuc, Pirelli and Schlumberger.  We also eliminated positions in Encana, Eni, Line, Lululemon, Pioneer Natural Resources, Reckitt Benckiser and Roche from the Fund.

Outlook

In November of 2018 Democrats took control of the House of Representatives.  The President, seeking to make good on a campaign promise, moved to get $5 billion in congressional funding for border wall construction.  Unable to do so before the Democrats took office in January, he carried out a partial government shutdown which became historic in its length.  In the U.K., Prime Minister May negotiated long and hard for an agreement for the U.K. to leave the E.U., only to fail to get her Parliament to ratify the agreement.  The delay of tariff implementation between the U.S. and China ends on March 1, 2019. In the face of policy missteps, governments, ranging from France, Germany, India, Spain, the U.K. and the U.S., have experienced diminished levels of support. Since September of 2018, equity markets have been more focused on policy as opposed to individual company performance.

Populism and nationalism continue to erode the foundation of “globalism.”  Recent elections in Brazil (tilting to the right) and Mexico (tilting toward the left) are further indications of voter discontent with globalization and international cooperation.  International collaboration and coordination to address long-term worldwide problems has become much more difficult.

We believe transitory monetary policy will continue to fuel volatility in 2019. The U.S. Fed is expected to carry out two additional rate hikes to give themselves some breathing room should a rate cut be necessary in the future.  Meanwhile, the ECB formally announced that it ended its bond buying program in December and the BOJ has hinted that their program may come to an end.  Over nearly ten years, these stimulative programs, which have produced artificially low interest rates, have encouraged massive borrowing.  High government debt levels in countries with aging demographics are a very significant problem.  If changes are not made, support for the aged will crowd out other spending.

In anticipation of higher after-tariff prices, businesses in the U.S. stockpiled Chinese made goods. Some have noted that absent the inventory buildup in 2018, the U.S. economy grew only at its Fed projected long-term rate (1.9%). Moreover, as businesses work off those inventories there will likely be fewer and smaller orders in 2019.  This may result in the U.S. experiencing two consecutive quarters of negative economic growth in the latter half of the year.

Although this would technically constitute a recession, we do not anticipate a major layoff and plant closing style recession because businesses have not expanded capacity at a high rate over the past several years.

European growth has moderated.  Some specific sectors like German autos have been under significant pressure.  The E.U. has created a political and monetary union but fiscal policy is determined, with limitations, at the member nation level. As a result, there are continued distortions where weak countries are encouraged to borrow at lower rates than would otherwise be available and stronger countries get an export advantage as the Euro trades at a lower valuation then their home currency would on its own.

Latin America will likely grow slowly in 2019 as it is late in the global economic expansion and many of these economies are highly influenced by commodity prices. However, Brazil and Argentina are experiencing a resumption in growth after painful recessions.

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

Broadly, Asia is sensitive to the economy of China.  China’s economy is decelerating after decades of extraordinary growth. As China seeks to expand markets for its products within the region and address rising wage costs within China it is becoming more integrated with its neighbors.  The “Belt and Road Initiative” is adding needed infrastructure to facilitate the movement of goods.

After struggling with the effects of U.S. dollar strength, emerging markets countries are getting a reprieve.  As the Fed slows the pace of rate increases, with an end in sight, emerging markets central bankers who have had to raise benchmark rates can pause.  Moderate energy prices are beneficial for most of the emerging market countries. Valuations came down materially in 2018.  These countries, generally, have a younger workforce and more potential for productivity gains.  Add to this, lower levels of indebtedness (excluding China) and it is easy to understand why we are optimistic about the category.

We anticipate that 2019 will be a volatile year.  Geopolitical events will likely come to a head early and tensions may rise broadly.  The U.S. government shut-down, U.S./China trade dispute and final Brexit terms should be settled by the end of the first quarter.  The lifting or further implementation of U.S. sanctions on Iran will be announced in May.  The result of this could mean the addition of one million barrels of oil per day, if sanctions are lifted or a further reduction of one million barrels if the temporary exemptions are halted. One million barrels of oil swing factor will surely impact the price of oil.

Rather than try to outguess other investors as to the outcome of these events, we monitor the developments and structure the Funds to minimize the direct impact of their outcome.  And, we populate the portfolio with shares in companies that are expected to have a high level of durability.  We seek businesses that offer a very attractive value proposition to their customers.  As a result, demand for their products is more predictable and the companies have the ability to increase prices if needed.  Although the Fund is not impervious to market gyrations that result from geopolitical events, we believe we can take advantage of near term volatility for the long-term benefit of our investors.

Respectfully Submitted,

Brian Beitner, CFA
Portfolio Manager

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

Portfolio Characteristics

A December 31, 2018 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

Temenos Group AG	5.3%	Net Assets:	$37,545,390
Genmab A/S	5.0%	Portfolio Turnover Rate:	38%
MasterCard, Inc.	4.3%	Number of Equity Holdings:	42
Novo Nordisk A/S – ADR	4.1%
NVIDIA Corp.	3.7%	Annualized Portfolio Expense Ratio(3):
Keyence Corp.	3.6%	Gross
Regeneron Pharmaceuticals, Inc.	3.5%	Institutional Class:	2.26%
Incyte Corp.	3.3%	Investor Class:	2.51%	(4)
Wirecard AG	3.3%
Toronto-Dominion Bank	3.1%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2018.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2018, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2020.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua Global Growth Fund
December 31, 2018 (Unaudited)

Total Returns

		Average
		Annual
		Since
For the Periods Ended December 31, 2018	One Year	Inception(1)
Institutional Class Shares	-14.70%	6.48%
Investor Class Shares	-14.86%	6.23%
MSCI ACWI Index	-9.42%	6.66%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2018.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  The exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel Retail
TJX Cos, Inc. (United States)	16,122	$721,298	1.9%
Application Software
Atlassian Corp. PLC (Australia)(1)	7,827	696,446	1.9%
Temenos Group AG (Switzerland)(2)	16,430	1,974,276	5.3%
		2,670,722	7.2%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	15,850	564,839	1.5%
Automobile Manufacturers
BYD Co Ltd. (China)(2)	102,639	657,446	1.8%
Biotechnology
Celgene Corp. (United States)(1)	6,112	391,718	1.0%
Genmab A/S (Denmark)(1)(2)	11,466	1,885,246	5.0%
Incyte Corp. (United States)(1)	19,351	1,230,530	3.3%
Regeneron Pharmaceuticals, Inc. (United States)(1)	3,478	1,299,033	3.5%
		4,806,527	12.8%
Cable & Satellite
Naspers Ltd. (South Africa)(2)	5,753	1,151,845	3.1%
Data Processing & Outsourced Services
Wirecard AG (Germany)(2)	8,121	1,224,260	3.3%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	2,954,599	752,709	2.0%
Toronto-Dominion Bank (Canada)(1)	24,511	1,218,368	3.1%
		1,971,077	5.1%
Education Services
TAL Education Group (China)(1)	33,241	886,870	2.4%
Electronic Equipment & Instruments
Coherent, Inc. (United States)(1)	2,980	315,016	0.8%
Keyence Corp. (Japan)(2)	2,670	1,349,541	3.6%
Universal Display Corp. (United States)	8,718	815,743	2.2%
		2,480,300	6.6%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	100,701	423,977	1.1%
Industrial Machinery
FANUC Corp. (Japan)(2)	3,451	523,723	1.4%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	744	777,450	2.1%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Internet Retail
Amazon.com, Inc. (United States)(1)	542	$814,068	2.2%
Ctrip.com International Ltd. – ADR (China)(1)	18,405	498,039	1.3%
		1,312,107	3.5%
Investment Banking & Brokerage
DBS Group Holdings Ltd. (Singapore)(2)	68,390	1,189,292	3.2%
IT Consulting & Other Services
Alibaba Group Holding Ltd. – ADR (China)(1)	4,186	573,775	1.5%
MasterCard, Inc. – Class A (United States)	8,828	1,665,402	4.3%
		2,239,177	5.8%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	1,997	598,960	1.5%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	19,427	1,159,015	3.1%
Schlumberger Limited (Curacao)	14,680	529,654	1.4%
		1,688,669	4.5%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	18,546	770,215	2.1%
Personal Products
Amorepacific Corp. (Republic of Korea)(2)	860	161,814	0.4%
Pharmaceuticals
Allergan PLC (Ireland)	2,429	324,660	0.9%
Novo Nordisk A/S – ADR (Denmark)	33,264	1,532,473	4.1%
		1,857,133	5.0%
Professional Services
Recruit Holdings Co. Ltd. (Japan)(2)	35,281	852,344	2.3%
Regional Banks
HDFC Bank Ltd. – ADR (India)	10,417	1,079,097	2.9%
SVB Financial Group (United States)(1)	3,529	670,228	1.7%
		1,749,325	4.6%
Semiconductor Equipment
ASML Holding NV (Netherlands)	2,879	448,030	1.2%
NVIDIA Corp. (United States)	10,305	1,375,717	3.7%
		1,823,747	4.9%
Semiconductors
AMS AG (Austria)(2)	38,062	916,543	2.4%
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	17,340	640,019	1.7%
		1,556,562	4.1%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2018

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Systems Software
Red Hat, Inc. (United States)(1)	1,631	$286,469	0.8%
Tires & Rubber
Pirelli & C SpA (Italy)(1)(2)	56,659	364,101	1.0%
Total Common Stocks
(Cost $39,300,031)		35,310,249	94.0%
Short-Term Investment
Money Market Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 2.29%(3)	1,714,455	1,714,455	4.6%
Total Short-Term Investment
(Cost $1,714,455)		1,714,455	4.6%
Total Investments
(Cost $41,014,486)		37,024,704	98.6%
Other Assets in Excess of Liabilities		520,686	1.4%
TOTAL NET ASSETS		$37,545,390	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc.(“MSCI”) and Standard & Poor Financial Services LLC(“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2018

Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$21,318,293	$13,991,956	$—	$35,310,249
Total Equity	21,318,293	13,991,956	—	35,310,249
Short-Term Investment
Money Market Fund	1,714,455	—	—	1,714,455
Total Short-Term Investment	1,714,455	—	—	1,714,455
Total Investments*	$23,032,748	$13,991,956	$—	$37,024,704

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.  See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2018 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although, with the exception of the Chautauqua International Growth and Chautauqua Global Growth Funds which charge redemption fees, the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a  redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2018 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2018

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/18	12/31/18	Period(1)	12/31/18	Period(1)
Baird MidCap Fund
Institutional Class	0.81%	$1,000.00	$920.50	$3.92	$1,021.12	$4.13
Investor Class	1.06%	$1,000.00	$919.40	$5.13	$1,019.86	$5.40

Baird Small/Mid Cap
Growth Fund
Institutional Class	0.85%	$1,000.00	$895.00	$1.35(2)	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$894.00	$1.74(2)	$1,019.66	$5.60

Baird Small/Mid Cap
Value Fund(3)
Institutional Class	0.93%	$1,000.00	$848.90	$4.33	$1,020.52	$4.74
Investor Class	1.18%	$1,000.00	$848.20	$5.50	$1,019.26	$6.01

Baird SmallCap
Value Fund(3)
Institutional Class	0.99%	$1,000.00	$823.80	$4.55	$1,020.21	$5.04
Investor Class	1.24%	$1,000.00	$822.30	$5.70	$1,018.95	$6.31

Chautauqua International
Growth Fund(3)
Institutional Class	0.93%	$1,000.00	$824.00	$4.28	$1,020.52	$4.74
Investor Class	1.18%	$1,000.00	$822.60	$5.42	$1,019.26	$6.01

Chautauqua Global
Growth Fund(3)
Institutional Class	0.93%	$1,000.00	$846.70	$4.33	$1,020.52	$4.74
Investor Class	1.18%	$1,000.00	$846.30	$5.49	$1,019.26	$6.01

(1)
For each fund except the Baird Small/Mid Cap Growth Fund expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

(2)
Expenses are equal to the Baird Small/Mid Cap Growth Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 61/365 to reflect the period since the Fund’s inception on October 31, 2018. For comparative purposes only, the actual expenses would be $4.06 and $5.25 for the Institutional Class and Investor Class, respectively, reflecting the one-half year period (184/365).

(3)	Effective December 1, 2018, the Fund’s expense limit was reduced during the period, which affected the expense ratio. See Note 5.

Statements of Assets and Liabilities
December 31, 2018

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund
ASSETS:
Investments, at value (cost $1,199,892,564
and $8,130,417, respectively)	$1,447,524,529	$7,440,395
Dividends receivable	421,309	2,495
Interest receivable	103,219	869
Receivable for Fund shares sold	4,600,964	—
Receivable from Advisor, net (Note 5)	—	12,278
Prepaid expenses and other assets	16,725	—
Total assets	1,452,666,746	7,456,037
LIABILITIES:
Payable for securities purchased	14,827,183	133,732
Payable for Fund shares redeemed	3,886,994	—
Payable to Advisor, net (Note 5)	931,693	—
Payable to Directors	170	4,203
Accrued Rule 12b-1 fees (Note 7)	44,689	4
Accrued fund accounting and administration fees	24,327	2,196
Accrued shareholder servicing fees	64,002	1,891
Accrued professional fees	16,798	16,592
Accrued expenses and other liabilities	38,308	7,314
Total liabilities	19,834,164	165,932
NET ASSETS	$1,432,832,582	$7,290,105
NET ASSETS CONSIST OF:
Paid-in capital	$1,169,880,571	$8,010,856
Total distributable earnings (loss)	262,952,011	(720,751)
NET ASSETS	$1,432,832,582	$7,290,105
INSTITUTIONAL CLASS SHARES
Net Assets	$1,337,351,279	$7,281,163
Shares outstanding ($0.01 par value,
unlimited shares authorized)	75,459,579	813,957
Net asset value, offering and redemption price per share	$17.72	$8.95
INVESTOR CLASS SHARES
Net Assets	$95,481,303	$8,942
Shares outstanding ($0.01 par value,
unlimited shares authorized)	5,697,191	1,000
Net asset value, offering and redemption price per share	$16.76	$8.94

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2018

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
ASSETS:
Investments, at value (cost $16,635,498
and $25,038,644, respectively)	$17,390,458	$28,797,607
Dividends receivable	35,025	73,329
Interest receivable	3,508	7,587
Receivable for investments sold	—	740,448
Receivable from Advisor, net (Note 5)	357	—
Prepaid expenses and other assets	17,125	5,424
Total assets	17,446,473	29,624,395
LIABILITIES:
Payable for securities purchased	—	—
Payable for Fund shares redeemed	17,497	71,720
Payable to Advisor, net (Note 5)	—	9,378
Payable to Directors	169	153
Accrued Rule 12b-1 fees (Note 7)	122	707
Accrued fund accounting and administration fees	2,937	3,045
Accrued shareholder servicing fees	2,583	2,742
Accrued professional fees	16,764	16,747
Accrued expenses and other liabilities	4,260	7,238
Total liabilities	44,332	111,730
NET ASSETS	$17,402,141	$29,512,665
NET ASSETS CONSIST OF:
Paid-in capital	$17,448,726	$26,532,863
Total distributable earnings (loss)	(46,585)	2,979,802
NET ASSETS	$17,402,141	$29,512,665
INSTITUTIONAL CLASS SHARES
Net Assets	$17,060,597	$28,754,062
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,622,751	2,118,010
Net asset value, offering and redemption price per share	$10.51	$13.58
INVESTOR CLASS SHARES
Net Assets	$341,544	$758,603
Shares outstanding ($0.01 par value,
unlimited shares authorized)	32,587	55,851
Net asset value, offering and redemption price per share	$10.48	$13.58

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2018

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $94,005,145
and $41,014,486, respectively)	$86,345,840	$37,024,704
Foreign Currency, at value (cost $64,595
and $36,596, respectively)	59,619	37,024
Dividends receivable	74,963	12,077
Interest receivable	11,643	2,650
Receivable for Fund shares sold	1,460,521	550,832
Prepaid expenses and other assets	9,434	7,181
Total assets	87,962,020	37,634,468
LIABILITIES:
Payable for Fund shares redeemed	363,894	51,274
Payable to Advisor, net (Note 5)	29,332	6,437
Payable to Directors	147	156
Payable for distributions	654	—
Accrued Rule 12b-1 fees (Note 7)	1,566	490
Accrued fund accounting and administration fees	2,470	2,754
Accrued shareholder servicing fees	2,229	1,880
Accrued professional fees	18,811	18,809
Accrued expenses and other liabilities	15,427	7,278
Total liabilities	434,530	89,078
NET ASSETS	$87,527,490	$37,545,390
NET ASSETS CONSIST OF:
Paid-in capital	$95,778,466	$41,460,788
Total distributable earnings (loss)	(8,250,976)	(3,915,398)
NET ASSETS	$87,527,490	$37,545,390
INSTITUTIONAL CLASS SHARES
Net Assets	$85,380,463	$36,831,533
Shares outstanding ($0.01 par value,
unlimited shares authorized)	8,395,206	3,261,643
Net asset value, offering and redemption price per share*	$10.17	$11.29
INVESTOR CLASS SHARES
Net Assets	$2,147,027	$713,857
Shares outstanding ($0.01 par value,
unlimited shares authorized)	211,470	63,636
Net asset value, offering and redemption price per share*	$10.15	$11.22

*	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00% (See Note 8).

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund^
INVESTMENT INCOME:
Dividends	$9,091,342	$7,372
Interest	913,791	1,358
Total investment income	10,005,133	8,730

EXPENSES:
Investment advisory fees (Note 5)	11,334,757	8,010
Fund accounting and administration fees	148,612	2,196
Shareholder servicing fees	545,850	1,891
Professional fees	31,835	16,592
Federal and state registration	62,954	6,222
Directors fees	58,980	5,002
Custody fees	20,609	671
Reports to shareholders	78,513	610
Miscellaneous expenses	2,315	161
Rule 12b-1 Fees- Investor Class Shares (Note 7)	280,653	4
Total expenses	12,565,078	41,359
Fee waiver by Advisor (Note 5)	—	(32,277)
Net expenses	12,565,078	9,082
NET INVESTMENT LOSS	(2,559,945)	(352)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	100,449,663	(30,729)
Net change in unrealized depreciation on investments	(128,172,350)	(690,022)
Net realized and unrealized loss on investments	(27,722,687)	(720,751)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(30,282,632)	$(721,103)

^	For the period from close of business on October 31, 2018 (inception date) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $3,269 and $8,271, respectively)	$221,310	$420,386
Interest	19,272	37,017
Total investment income	240,582	457,403

EXPENSES:
Investment advisory fees (Note 5)	149,761	300,726
Fund accounting and administration fees	19,941	21,510
Shareholder servicing fees	15,622	16,943
Professional fees	31,834	31,927
Federal and state registration	46,123	44,454
Directors fees	59,287	59,239
Custody fees	3,957	2,240
Reports to shareholders	1,462	1,553
Miscellaneous expenses	1,037	9,472
Rule 12b-1 Fees- Investor Class Shares (Note 7)	416	4,818
Total expenses	329,440	492,882
Fee waiver by Advisor (Note 5)	(151,826)	(135,562)
Net expenses	177,614	357,320
NET INVESTMENT INCOME	62,968	100,083

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investments	(769,328)	(267,801)
Net change in unrealized depreciation on investments	(2,354,666)	(5,801,768)
Net realized and unrealized loss on investments	(3,123,994)	(6,069,569)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,061,026)	$(5,969,486)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2018

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $130,951 and $32,818, respectively)	$1,197,261	$334,584
Interest	99,269	31,936
Other income	1,371	439
Total investment income	1,297,901	366,959

EXPENSES:
Investment advisory fees (Note 5)	713,668	306,607
Fund accounting and administration fees	29,465	25,772
Shareholder servicing fees	25,515	14,892
Professional fees	33,857	33,857
Federal and state registration	59,803	53,396
Directors fees	58,964	59,148
Custody fees	28,410	20,372
Reports to shareholders	3,479	1,737
Miscellaneous expenses	4,013	1,292
Rule 12b-1 Fees- Investor Class Shares (Note 7)	6,614	2,184
Total expenses	963,788	519,257
Fee waiver by Advisor (Note 5)	(116,439)	(155,834)
Net expenses	847,349	363,423
NET INVESTMENT INCOME	450,552	3,536

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	269,360	183,394
Foreign currency translation	(4,658)	3,022
Net change in unrealized appreciation (depreciation) on:
Investments	(18,733,075)	(6,873,910)
Foreign currency translation	(5,373)	583
Net realized and unrealized loss on investments
and foreign currency translation	(18,473,746)	(6,686,911)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,023,194)	$(6,683,375)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment loss	$(2,559,945)	$(2,569,252)
Net realized gain on investments	100,449,663	143,972,259
Net change in unrealized appreciation
(depreciation) on investments	(128,172,350)	183,589,368
Net increase (decrease) in net
assets resulting from operations	(30,282,632)	324,992,375

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	392,164,539	349,351,022
Shares issued to holders in reinvestment of distributions	66,692,305	47,937,259
Cost of shares redeemed	(301,065,629)	(511,066,587)
Net increase (decrease) in net assets resulting
from capital share transactions	157,791,215	(113,778,306)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(79,739,254)	(57,234,919)
Investor Class	(5,918,540)	(5,225,266)
Total net distributions to shareholders (a)	(85,657,794)	(62,460,185)

TOTAL INCREASE IN NET ASSETS	41,850,789	148,753,884

NET ASSETS:
Beginning of year	1,390,981,793	1,242,227,909
End of year (b)	$1,432,832,582	$1,390,981,793

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net realized gains of $57,234,919 and $5,225,266 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Small/Mid Cap Growth Fund

October 31, 2018^
through
December 31, 2018
OPERATIONS:
Net investment loss	$(352)
Net realized loss on investments	(30,729)
Net change in unrealized depreciation on investments	(690,022)
Net decrease in net assets resulting from operations	(721,103)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,011,208
Net increase in net assets resulting from capital share transactions	8,011,208

TOTAL INCREASE IN NET ASSETS	7,290,105

NET ASSETS:
Beginning of period	—
End of period	$7,290,105

^	Inception was the close of business on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Value Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$62,968	$83,134
Net realized gain (loss) on investments	(769,328)	412,449
Net change in unrealized appreciation
(depreciation) on investments	(2,354,666)	2,099,758
Net increase (decrease) in net
assets resulting from operations	(3,061,026)	2,595,341

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,915,798	6,798,695
Shares issued to holders in reinvestment of distributions	57,485	75,423
Cost of shares redeemed	(1,387,954)	(4,405,931)
Net increase in net assets resulting
from capital share transactions	3,585,329	2,468,187

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(66,490)	(84,938)
Investor Class	(916)	(324)
Total net distributions to shareholders (a)	(67,406)	(85,262)

TOTAL INCREASE IN NET ASSETS	456,897	4,978,266

NET ASSETS:
Beginning of year	16,945,244	11,966,978
End of year (b)	$17,402,141	$16,945,244

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $81,188 and $310 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $3,750 and $14 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$100,083	$185,540
Net realized gain (loss) on investments	(267,801)	1,935,024
Net change in unrealized appreciation
(depreciation) on investments	(5,801,768)	3,236,935
Net increase (decrease) in net
assets resulting from operations	(5,969,486)	5,357,499

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,898,926	4,358,641
Shares issued to holders in reinvestment of distributions	1,080,830	879,036
Cost of shares redeemed	(6,447,965)	(4,203,475)
Net increase in net assets resulting
from capital share transactions	531,791	1,034,202

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(1,237,636)	(951,323)
Investor Class	(29,670)	(71,607)
Total net distributions to shareholders (a)	(1,267,306)	(1,022,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,705,001)	5,368,771

NET ASSETS:
Beginning of year	36,217,666	30,848,895
End of year (b)	$29,512,665	$36,217,666

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $173,048 and $8,072 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $778,275 and $63,535 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua International Growth Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income	$450,552	$163,385
Net realized gain on investments
and foreign currency translation	264,702	3,676,719
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(18,738,448)	11,425,067
Net increase (decrease) in net assets
resulting from operations	(18,023,194)	15,265,171

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,697,664	54,726,978
Shares issued to holders in reinvestment of distributions	2,166,040	2,307,063
Cost of shares redeemed	(18,778,472)	(9,195,880)
Redemption fees	20,170	11,284
Net increase in net assets resulting
from capital share transactions	32,105,402	47,849,445

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(2,302,815)	(2,415,633)
Investor Class	(56,232)	(51,956)
Total net distributions to shareholders (a)	(2,359,047)	(2,467,589)

TOTAL INCREASE IN NET ASSETS	11,723,161	60,647,027

NET ASSETS:
Beginning of year	75,804,329	15,157,302
End of year (b)	$87,527,490	$75,804,329

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net investment income of $121,984 and $555 for the Institutional Class and Investor Class, respectively, and distributions from net realized gains of $2,293,649 and $51,401 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment income of $9,553.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua Global Growth Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS:
Net investment income (loss)	$3,536	$(40,268)
Net realized gain on investments
and foreign currency translation	186,416	1,239,743
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(6,873,327)	2,700,039
Net increase (decrease) in net
assets resulting from operations	(6,683,375)	3,899,514

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,064,150	13,308,152
Shares issued to holders in reinvestment of distributions	479,031	582,584
Cost of shares redeemed	(5,699,015)	(1,065,485)
Redemption fees	6,311	965
Net increase in net assets resulting
from capital share transactions	20,850,477	12,826,216

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(518,434)	(645,449)
Investor Class	(10,060)	(22,310)
Total net distributions to shareholders (a)	(528,494)	(667,759)

TOTAL INCREASE IN NET ASSETS	13,638,608	16,057,971

NET ASSETS:
Beginning of year	23,906,782	7,848,811
End of year (b)	$37,545,390	$23,906,782

(a)
Distributions from net investment income and from net realized gains are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, total distributions to shareholders represented distributions from net realized gains of $645,449 and $22,310 for the Institutional Class and Investor Class, respectively.

(b)
Parenthetical disclosure of accumulated undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of year net assets included accumulated undistributed net investment loss of $228.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$19.16	$15.80	$14.99	$15.57	$15.00
Income from investment operations:
Net investment loss(1)	(0.03)	(0.03)	(0.02)	(0.03)	(0.03)
Net realized and unrealized
gains (losses) on investments	(0.30)	4.28	0.83	(0.53)	0.76
Total from investment operations	(0.33)	4.25	0.81	(0.56)	0.73
Less distributions:
Distributions from net realized gains	(1.11)	(0.89)	—	(0.02)	(0.16)
Total distributions	(1.11)	(0.89)	—	(0.02)	(0.16)
Net asset value, end of year	$17.72	$19.16	$15.80	$14.99	$15.57
Total return	(1.61)%	26.88%	5.40%	(3.59)%	4.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,337.4	$1,279.6	$1,105.1	$1,035.0	$910.9
Ratio of expenses to average net assets	0.81%	0.83%	0.82%	0.80%	0.85%
Ratio of expenses to average
net assets (before waivers)	0.81%	0.83%	0.82%	0.80%	0.87%
Ratio of net investment loss
to average net assets	(0.15)%	(0.17)%	(0.14)%	(0.18)%	(0.17)%
Ratio of net investment loss to
average net assets (before waivers)	(0.15)%	(0.17)%	(0.14)%	(0.18)%	(0.19)%
Portfolio turnover rate(2)	38%	45%	57%	53%	37%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$18.23	$15.10	$14.36	$14.96	$14.45
Income from investment operations:
Net investment loss(1)	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)
Net realized and unrealized
gains (losses) on investments	(0.28)	4.09	0.80	(0.52)	0.73
Total from investment operations	(0.36)	4.02	0.74	(0.58)	0.67
Less distributions:
Distributions from net realized gains	(1.11)	(0.89)	—	(0.02)	(0.16)
Total distributions	(1.11)	(0.89)	—	(0.02)	(0.16)
Net asset value, end of year	$16.76	$18.23	$15.10	$14.36	$14.96
Total return	(1.86)%	26.61%	5.08%	(3.80)%	4.62%
Supplemental data and ratios:
Net assets, end of year (millions)	$95.5	$111.4	$137.2	$184.1	$205.4
Ratio of expenses to average net assets	1.06%	1.08%	1.07%	1.05%	1.10%
Ratio of expenses to average
net assets (before waivers)	1.06%	1.08%	1.07%	1.05%	1.12%
Ratio of net investment loss
to average net assets	(0.40)%	(0.42)%	(0.39)%	(0.43)%	(0.42)%
Ratio of net investment loss to
average net assets (before waivers)	(0.40)%	(0.42)%	(0.39)%	(0.43)%	(0.44)%
Portfolio turnover rate(2)	38%	45%	57%	53%	37%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

	Period Ended
	December 31, 2018(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss(2)	(0.00	)(3)
Net realized and unrealized losses on investments	(1.05)
Total from investment operations	(1.05)
Net asset value, end of period	$8.95
Total return	(10.50	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$7.3
Ratio of expenses to average net assets	0.85	%(5)
Ratio of expenses to average net assets (before waivers)	3.88	%(5)
Ratio of net investment loss to average net assets	(0.03	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(3.06	)%(5)
Portfolio turnover rate(6)	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Investor Class

	Period Ended
	December 31, 2018(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss(2)	(0.00	)(3)
Net realized and unrealized losses on investments	(1.06)
Total from investment operations	(1.06)
Net asset value, end of period	$8.94
Total return	(10.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$8.9
Ratio of expenses to average net assets	1.10	%(5)
Ratio of expenses to average net assets (before waivers)	4.13	%(5)
Ratio of net investment loss to average net assets	(0.28	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(3.31	)%(5)
Portfolio turnover rate(6)	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

						Period Ended
	Year Ended December 31,					December 31,
	2018		2017		2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$12.43		$10.29		$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.04		0.07		0.13	0.02
Net realized and unrealized
gains (losses) on investments	(1.92)		2.14		0.72	(0.49)
Total from investment operations	(1.88)		2.21		0.85	(0.47)
Less distributions:
Distributions from net investment income	(0.04)		(0.07)		(0.08)	(0.01)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	—	—
Total distributions	(0.04)		(0.07)		(0.08)	(0.01)
Net asset value, end of period	$10.51		$12.43		$10.29	$9.52
Total return	(15.11)%		21.48%		8.91%	(4.66	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$17.1		$16.9		$11.9	$4.7
Ratio of expenses to average net assets	0.94	%(5)	0.95%		0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	1.75%		1.91%		2.86%	6.88	%(6)
Ratio of net investment income
to average net assets	0.34%		0.62%		1.35%	1.96	%(6)
Ratio of net investment loss to
average net assets (before waivers)	(0.47)%		(0.34)%		(0.56)%	(3.97	)%(6)
Portfolio turnover rate(7)	34%		60%		38%	15	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

						Period Ended
	Year Ended December 31,					December 31,
	2018		2017		2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$12.40		$10.28		$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.01		0.04		0.11	0.01
Net realized and unrealized
gains (losses) on investments	(1.90)		2.13		0.71	(0.48)
Total from investment operations	(1.89)		2.17		0.82	(0.47)
Less distributions:
Distributions from net investment income	(0.03)		(0.05)		(0.06)	(0.01)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	—	—
Total distributions	(0.03)		(0.05)		(0.06)	(0.01)
Net asset value, end of period	$10.48		$12.40		$10.28	$9.52
Total return	(15.25)%		21.08%		8.64%	(4.67	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$341.5		$86.1		$53.2	$19.0
Ratio of expenses to average net assets	1.19	%(5)	1.20%		1.20%	1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	2.00%		2.16%		3.11%	7.13	%(6)
Ratio of net investment income
to average net assets	0.09%		0.37%		1.10%	1.71	%(6)
Ratio of net investment loss to
average net assets (before waivers)	(0.72)%		(0.59)%		(0.81)%	(4.22	)%(6)
Portfolio turnover rate(7)	34%		60%		38%	15	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$16.99		$14.83	$13.03	$13.82	$14.01
Income from investment operations:
Net investment income(1)	0.05		0.09	0.21	0.11	0.05
Net realized and unrealized
gains (losses) on investments	(2.85)		2.59	1.76	(0.82)	0.01
Total from investment operations	(2.80)		2.68	1.97	(0.71)	0.06
Less distributions:
Distributions from
net investment income	(0.06)		(0.09)	(0.17)	(0.08)	(0.05)
Distributions from net realized gains	(0.55)		(0.43)	—	—	(0.20)
Total distributions	(0.61)		(0.52)	(0.17)	(0.08)	(0.25)
Net asset value, end of year	$13.58		$16.99	$14.83	$13.03	$13.82
Total return	(16.45)%		18.05%	15.11%	(5.11)%	0.42%
Supplemental data and ratios:
Net assets, end of year (millions)	$28.8		$33.6	$28.2	$23.1	$23.5
Ratio of expenses to average net assets	1.00	%(2)	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.38%		1.35%	1.43%	1.51%	1.55%
Ratio of net investment income
to average net assets	0.29%		0.61%	1.58%	0.79%	0.36%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.09)%		0.26%	1.15%	0.28%	(0.19)%
Portfolio turnover rate(3)	36%		30%	49%	42%	42%
(1)	Calculated using average shares outstanding during the year.
(2)	Blended rate. See Note 5.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$16.97		$14.81	$12.99	$13.78	$13.98
Income from investment operations:
Net investment income(1)	0.01		0.06	0.18	0.07	0.02
Net realized and unrealized
gains (losses) on investments	(2.85)		2.58	1.75	(0.81)	0.00 (2)
Total from investment operations	(2.84)		2.64	1.93	(0.74)	0.02
Less distributions:
Distributions from
net investment income	—		(0.05)	(0.11)	(0.05)	(0.02)
Distributions from net realized gains	(0.55)		(0.43)	—	—	(0.20)
Total distributions	(0.55)		(0.48)	(0.11)	(0.05)	(0.22)
Net asset value, end of year	$13.58		$16.97	$14.81	$12.99	$13.78
Total return	(16.71)%		17.78%	14.84%	(5.37)%	0.13%
Supplemental data and ratios:
Net assets, end of year (millions)	$0.8		$2.6	$2.6	$2.0	$2.1
Ratio of expenses to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average
net assets (before waivers)	1.63%		1.60%	1.68%	1.76%	1.80%
Ratio of net investment income
to average net assets	0.04%		0.36%	1.33%	0.54%	0.11%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.34)%		0.01%	0.90%	0.03%	(0.44)%
Portfolio turnover rate(4)	36%		30%	49%	42%	42%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. See Note 5.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

				Period Ended
	Year Ended December 31,			December 31,
	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$12.59		$9.57	$10.00
Income from investment operations:
Net investment income(2)	0.06		0.04	0.00	(3)
Net realized and unrealized gains (losses) on
investments and foreign currency translation	(2.19)		3.41	(0.43)
Total from investment operations	(2.13)		3.45	(0.43)
Less distributions:
Distributions from net investment income	(0.06)		(0.02)	—
Distributions from net realized gains	(0.23)		(0.41)	—
Total distributions	(0.29)		(0.43)	—
Paid in capital from redemption fees	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$10.17		$12.59	$9.57
Total return	(16.94)%		36.11%	(4.30	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$85.4		$74.2	$14.8
Ratio of expenses to average net assets	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	1.07%		1.20%	2.32	%(6)
Ratio of net investment income
to average net assets	0.51%		0.30%	0.06	%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.38%		0.05%	(1.31	)%(6)
Portfolio turnover rate(7)	42%		71%	73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2018		2017		2016(1)
Per Share Data:
Net asset value, beginning of period	$12.57		$9.56		$10.00
Income from investment operations:
Net investment income (loss)(2)	0.03		0.01		(0.01)
Net realized and unrealized gains (losses) on
investments and foreign currency translation	(2.19)		3.41		(0.44)
Total from investment operations	(2.16)		3.42		(0.45)
Less distributions:
Distributions from net investment income	(0.03)		(0.00	)(3)	—
Distributions from net realized gains	(0.23)		(0.41)		—
Total distributions	(0.26)		(0.41)		—
Paid in capital from redemption fees	0.00	(3)	0.00	(3)	0.01
Net asset value, end of period	$10.15		$12.57		$9.56
Total return	(17.21)%		35.86%		(4.40	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$2.1		$1.6		$0.3
Ratio of expenses to average net assets	1.19	%(5)	1.20%		1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.32%		1.45%		2.58	%(6)
Ratio of net investment income (loss)
to average net assets	0.26%		0.05%		(0.19	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.13%		(0.20)%		(1.57	)%(6)
Portfolio turnover rate(7)	42%		71%		73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

				Period Ended
	Year Ended December 31,			December 31,
	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$13.43		$10.09	$10.00
Income from investment operations:
Net investment income (loss)(2)	0.00	(3)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on
investments and foreign currency translation	(1.98)		3.85	0.10
Total from investment operations	(1.98)		3.81	0.09
Less distributions:
Distributions from net investment income	(0.00	)(3)	—	—
Distributions from net realized gains	(0.16)		(0.47)	—
Total distributions	(0.16)		(0.47)	—
Paid in capital from redemption fees	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$11.29		$13.43	$10.09
Total return	(14.70)%		37.75%	0.90	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$36.8		$23.2	$7.6
Ratio of expenses to average net assets	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	1.34%		2.26%	3.65	%(6)
Ratio of net investment income (loss)
to average net assets	0.01%		(0.30)%	(0.16	)%(6)
Ratio of net investment loss to
average net assets (before waivers)	(0.39)%		(1.61)%	(2.86	)%(6)
Portfolio turnover rate(7)	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

				Period Ended
	Year Ended December 31,			December 31,
	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$13.37		$10.08	$10.00
Income from investment operations:
Net investment loss(2)	(0.03)		(0.07)	(0.03)
Net realized and unrealized gains (losses) on
investments and foreign currency translation	(1.96)		3.83	0.11
Total from investment operations	(1.99)		3.76	0.08
Less distributions:
Distributions from net realized gains	(0.16)		(0.47)	—
Total distributions	(0.16)		(0.47)	—
Paid in capital from redemption fees	0.00	(3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$11.22		$13.37	$10.08
Total return	(14.86)%		37.29%	0.80	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.7		$0.7	$0.2
Ratio of expenses to average net assets	1.19	%(5)	1.20%	1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.59%		2.51%	3.90	%(6)
Ratio of net investment loss to average net assets	(0.24)%		(0.55)%	(0.41	)%(6)
Ratio of net investment loss to average
net assets (before waivers)	(0.64)%		(1.86)%	(3.11	)%(6)
Portfolio turnover rate(7)	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. See Note 5.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2018

1.	Organization
Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Baird Small/Mid Cap Value Fund, the Baird SmallCap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), six of the 14 active funds in the series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Organizational costs were incurred to establish the Baird Small/Mid Cap Growth Fund and enable it to legally do business. These expenses were paid by the Advisor and are not subject to reimbursement by the Fund.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird MidCap Fund	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Small/Mid Cap Value Fund	November 30, 2015	November 30, 2015
Baird SmallCap Value Fund	May 1, 2012	May 1, 2012
Chautauqua International Growth Fund	April 15, 2016	April 15, 2016
Chautauqua Global Growth Fund	April 15, 2016	April 15, 2016

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of small- to mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term capital appreciation through investments in equity securities of small- to mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term capital appreciation through investments in equity securities of small-capitalization companies.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2018, shareholders affiliated with the Advisor held 60% of the Baird Small/Mid Growth Fund, 59% of the Baird Small/Mid Cap Value Fund, 51% of the Baird SmallCap Value Fund, and 53% of the Chautauqua Global Growth Fund. These shareholders included the Baird Foundation.

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”). Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies (cont.)

calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

b)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2018, or for any other tax years which are open for exam.  As of December 31, 2018, open tax years include the tax years ended December 31, 2015 through 2018.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.

e)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

Notes to the Financial Statements
December 31, 2018

2.	Significant Accounting Policies (cont.)
f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Net realized gains and losses on sales of securities are computed using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Regulatory Matters – In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has adopted these amendments as currently required and these are reflected in the Funds’ financial statements and related disclosures. Certain prior year information has been adjusted to conform with these amendments.

k)
New Accounting Pronouncements – In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

In March 2017, the FASB issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird MidCap Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	18,178,809	$370,633,367	18,813,638	$334,054,013
Shares issued to shareholders
in reinvestment of distributions	3,505,031	60,882,398	2,234,984	42,822,289
Shares redeemed	(12,994,679)	(263,687,717)	(24,239,199)	(440,804,306)
Net increase (decrease)	8,689,161	$167,828,048	(3,190,577)	$(63,928,004)
Shares Outstanding:
Beginning of year	66,770,418		69,960,995
End of year	75,459,579		66,770,418

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,107,823	$21,531,172	894,614	$15,297,009
Shares issued to shareholders
in reinvestment of distributions	353,616	5,809,907	280,580	5,114,970
Shares redeemed	(1,875,673)	(37,377,912)	(4,149,619)	(70,262,281)
Net decrease	(414,234)	$(10,036,833)	(2,974,425)	$(49,850,302)
Shares Outstanding:
Beginning of year	6,111,425		9,085,850
End of year	5,697,191		6,111,425
Total net increase (decrease)		$157,791,215		$(113,778,306)

Baird Small/Mid Cap Growth Fund
	Period Ended
	December 31, 2018^
Institutional Class Shares	Shares	Amount
Shares sold	813,957	$8,001,208
Net increase	813,957	$8,001,208
Shares Outstanding:
Beginning of period	—
End of period	813,957

	Period Ended
	December 31, 2018^
Investor Class Shares	Shares	Amount
Shares sold	1,000	$10,000
Net increase	1,000	$10,000
Shares Outstanding:
Beginning of period	—
End of period	1,000
Total net increase		$8,011,208

^  Inception was the close of business on October 31, 2018.

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird Small/Mid Cap Value Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	370,436	$4,588,085	603,626	$6,750,704
Shares issued to shareholders
in reinvestment of distributions	5,478	56,691	6,045	75,148
Shares redeemed	(109,927)	(1,359,260)	(410,676)	(4,379,094)
Net increase	265,987	$3,285,516	198,995	$2,446,758
Shares Outstanding:
Beginning of year	1,356,764		1,157,769
End of year	1,622,751		1,356,764

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	27,878	$327,713	4,201	$47,991
Shares issued to shareholders
in reinvestment of distributions	77	794	22	275
Shares redeemed	(2,310)	(28,694)	(2,457)	(26,837)
Net increase	25,645	$299,813	1,766	$21,429
Shares Outstanding:
Beginning of year	6,942		5,176
End of year	32,587		6,942
Total net increase		$3,585,329		$2,468,187

Baird SmallCap Value Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	326,678	$5,628,102	264,962	$4,207,425
Shares issued to shareholders
in reinvestment of distributions	79,232	1,059,328	49,706	844,993
Shares redeemed	(267,481)	(4,447,469)	(238,354)	(3,638,071)
Net increase	138,429	$2,239,961	76,314	$1,414,347
Shares Outstanding:
Beginning of year	1,979,581		1,903,267
End of year	2,118,010		1,979,581

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Baird SmallCap Value Fund (cont.)
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	15,815	$270,824	9,963	$151,216
Shares issued to shareholders
in reinvestment of distributions	1,607	21,502	2,005	34,043
Shares redeemed	(113,998)	(2,000,496)	(36,704)	(565,404)
Net decrease	(96,576)	$(1,708,170)	(24,736)	$(380,145)
Shares Outstanding:
Beginning of year	152,427		177,163
End of year	55,851		152,427
Total net increase		$531,791		$1,034,202

Chautauqua International Growth Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,757,570	$46,499,046	4,943,182 (1)	$53,609,498
Shares issued to shareholders
in reinvestment of distributions	209,939	2,118,285	180,405	2,258,668
Shares redeemed	(1,463,773)	(17,658,561)	(783,790)	(9,147,273)
Redemption fees	—	20,078	—	10,830
Net increase	2,503,736	$30,978,848	4,339,797	$46,731,723
Shares Outstanding:
Beginning of year	5,891,470		1,551,673
End of year	8,395,206		5,891,470

(1)
In the first quarter of 2017, the Chautauqua International Growth Fund satisfied a transfer in kind request made by a large institutional shareholder by transferring cash and securities into the Fund in the amount of $23,394,877 in exchange for 2,269,144 shares of the Fund.  The transfer was effected in accordance with policies and procedures approved by the Board.

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	177,197	$2,198,618	96,790	$1,117,480
Shares issued to shareholders
in reinvestment of distributions	4,738	47,755	3,874	48,395
Shares redeemed	(99,219)	(1,119,911)	(4,458)	(48,607)
Redemption fees	—	92	—	454
Net increase	82,716	$1,126,554	96,206	$1,117,722
Shares Outstanding:
Beginning of year	128,754		32,548
End of year	211,470		128,754
Total net increase		$32,105,402		$47,849,445

Notes to the Financial Statements
December 31, 2018

3.	Capital Share Transactions (cont.)
Chautauqua Global Growth Fund
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,906,230	$25,534,158	1,014,140	$12,886,555
Shares issued to shareholders
in reinvestment of distributions	41,947	468,971	41,625	560,274
Shares redeemed	(417,200)	(5,362,851)	(82,794)	(1,020,496)
Redemption fees	—	6,272	—	965
Net increase	1,530,977	$20,646,550	972,971	$12,427,298
Shares Outstanding:
Beginning of year	1,730,666		757,695
End of year	3,261,643		1,730,666

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	38,349	$529,992	32,048	$421,597
Shares issued to shareholders
in reinvestment of distributions	905	10,060	1,663	22,310
Shares redeemed	(25,595)	(336,164)	(3,723)	(44,989)
Redemption fees	—	39	—	—
Net increase	13,659	$203,927	29,988	$398,918
Shares Outstanding:
Beginning of year	49,977		19,989
End of year	63,636		49,977
Total net increase		$20,850,477		$12,826,216

4.	Investment Transactions and Income Tax Information
Purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird	Baird	Chautauqua	Chautauqua
	MidCap	Small/Mid Cap	Small/Mid Cap	SmallCap	International	Global Growth
	Fund(1)	Growth Fund(2)	Value Fund(1)	Value Fund(1)	Growth Fund(1)	Fund(1)
Purchases:	$629,844,272	$8,422,057	$10,061,343	$11,855,404	$66,339,853	$36,549,846
Sales:	$554,561,104	$ 559,528	$ 5,931,654	$14,108,330	$35,356,817	$13,604,763

(1)	For the year ended December 31, 2018.
(2)	For the period from close of business on October 31, 2018 (inception date) through December 31, 2018.

The Funds did not purchase or sell U.S. Government securities during the period ended December 31, 2018.

Notes to the Financial Statements
December 31, 2018

4.	Investment Transactions and Income Tax Information (cont.)
As of December 31, 2018, the components of distributable earnings (losses) for income tax purposes were as follows:

	Baird	Baird	Baird
	MidCap	Small/Mid Cap	Small/Mid Cap
	Fund	Growth Fund	Value Fund
Cost of investments	$1,201,047,423	$8,132,032	$16,658,731
Gross unrealized appreciation	$338,528,051	$46,693	$2,369,078
Gross unrealized depreciation	(92,050,945)	(738,330)	(1,637,351)
Net unrealized appreciation (depreciation)	246,477,106	(691,637)	731,727
Undistributed ordinary income	—	—	1,979
Undistributed long-term capital gains	20,671,361	—	—
Total distributable earnings,
before other accumulated losses	20,671,361	—	1,979
Other accumulated losses	(4,196,456)	(29,114)	(780,291)
Total distributable earnings (loss)	$262,952,011	$(720,751)	$(46,585)

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund	Growth Fund
Cost of investments	$25,060,992	$94,274,545	$41,168,706
Gross unrealized appreciation	$6,014,746	$7,962,317	$3,170,469
Gross unrealized depreciation	(2,278,131)	(15,891,022)	(7,314,471)
Net unrealized appreciation (depreciation)	3,736,615	(7,928,705)	(4,144,002)
Undistributed ordinary income	—	6,382	204,652
Undistributed long-term capital gains	—	—	24,923
Total distributable earnings,
before other accumulated losses	—	6,382	229,575
Other accumulated losses	(756,813)	(328,653)	(971)
Total distributable earnings (loss)	$2,979,802	$(8,250,976)	$(3,915,398)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes, the disallowance of a net operating loss, redesignation of dividends, capital gain distributions received from underlying REIT securities, and the reclassification of foreign currency gains and losses.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, the following table shows the reclassifications made:

	Accumulated
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
Fund	Income (Loss)	Gains (Losses)	Capital
Baird MidCap Fund	$2,559,945	$(11,029,228)	$8,469,283
Baird Small/MidCap Growth Fund	352	—	(352)
Baird Small/MidCap Value Fund	(567)	567	—
Baird SmallCap Value Fund	18,988	(120,402)	101,414
Chautauqua International Growth Fund	11,278	(138,704)	127,426
Chautauqua Global Growth Fund	6,935	(6,935)	—

Notes to the Financial Statements
December 31, 2018

4.	Investment Transactions and Income Tax Information (cont.)
Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of distributions paid during the periods shown below were as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Baird MidCap Fund	$1,973,593	$83,684,201	$85,657,794	$—	$62,460,185	$62,460,185
Baird Small/MidCap
Value Fund	60,428	6,978	67,406	81,498	3,764	85,262
Baird SmallCap Value Fund	99,147	1,168,159	1,267,306	181,120	841,810	1,022,930
Chautauqua International
Growth Fund	2,231,961	127,086	2,359,047	$2,196,544	271,045	2,467,589
Chautauqua Global
Growth Fund	279,792	248,702	528,494	483,916	183,843	667,759

The Funds in the table below designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses:

Fund	Loss Deferral
Baird MidCap Fund	$4,196,456
Baird SmallCap Value Fund	756,813
Chautauqua International Growth Fund	323,018
Chautauqua Global Growth Fund	1,314

At December 31, 2018, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Small/Mid Cap Growth Fund	$29,114	$—	Indefinite	Indefinite
Baird Small/Mid Cap Value Fund	436,595	343,696	Indefinite	Indefinite

Notes to the Financial Statements
December 31, 2018

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

	Investment Advisory Fees
	Effective December 1, 2018	Effective January 1, 2018
Fund	through December 31, 2018	through November 30, 2018
Baird MidCap Fund	0.75%	0.75%
Baird Small/Mid Cap Growth Fund	0.75%	0.75%(1)
Baird Small/Mid Cap Value Fund	0.75%	0.80%
Baird SmallCap Value Fund	0.85%	0.85%
Chautauqua International Growth Fund	0.75%	0.80%
Chautauqua Global Growth Fund	0.75%	0.80%

(1)	For the period from close of business on October 31, 2018 (inception date) through November 30, 2018.

For the periods presented below, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, including interest expense and the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (exclusive of taxes, brokerage commissions and extraordinary expenses) to the extent necessary to ensure that each Fund’s total operating expenses do not exceed the following annual percentages of average daily net assets:

	Effective December 1, 2018		Effective January 1, 2018
	through December 31, 2018(1)		through November 30, 2018
	Institutional	Investor	Institutional	Investor
Fund	Class	Class	Class	Class
Baird MidCap Fund	0.85%	1.10%	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%	0.85%(2)	1.10%(2)
Baird Small/Mid Cap Value Fund	0.85%	1.10%	0.95%	1.20%
Baird SmallCap Value Fund	0.95%	1.20%	1.00%	1.25%
Chautauqua International Growth Fund	0.80%	1.05%	0.95%	1.20%
Chautauqua Global Growth Fund	0.80%	1.05%	0.95%	1.20%

(1)	Agreement in effect through at least April 30, 2020.
(2)	For the period from close of business on October 31, 2018 (inception date) through November 30, 2018.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
Fees waived by Advisor for the Year Ended December 31,	2018		2017	2016

Subject to Recovery on or before Fiscal Year Ending December 31,	2021		2020	2019
Fund
Baird Small/Mid Cap Growth Fund	$32,277	(1)	N/A	N/A
Baird Small/Mid Cap Value Fund	151,826		$129,251	$156,332
Baird SmallCap Value Fund	135,562		110,672	116,311
Chautauqua International Growth Fund	116,439		137,404	95,476
Chautauqua Global Growth Fund	155,834		170,958	102,142

(1)	For the period from close of business on October 31, 2018 (inception date) through December 31, 2018.

Notes to the Financial Statements
December 31, 2018

5.	Investment Advisory and Other Agreements (cont.)
For the period from close of business on November 30, 2015 (inception date) through December 31, 2015, fees waived by the Advisor of $23,659 for the Baird Small/MidCap Value Fund expired on December 31, 2018, and are no longer eligible for recovery by the Advisor.

For the year ended December 31, 2015, fees waived by the Advisor of $131,370 for the Baird SmallCap Value Fund expired on December 31, 2018, and are no longer eligible for recovery by the Advisor.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2018 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit
The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the Funds a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times, and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $550,000,000 of total borrowings for all Funds, whichever is less. U.S. Bank charges interest at the U.S. Bank’s Prime Rate less 2%, but in no event less than a net rate of 1% per annum. The LOC matures on May 26, 2019, unless renewed. The Funds have authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

The Funds did not borrow from the LOC during the year.  As of December 31, 2018, the Prime Rate was 5.50%. At December 31, 2018, the Funds did not have any outstanding borrowings under the LOC.

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2018, the Funds incurred fees pursuant to the Plan as follows:

Baird MidCap Fund	$280,653
Baird Small/Mid Cap Growth Fund	4	*
Baird Small/Mid Cap Value Fund	416
Baird SmallCap Value Fund	4,818
Chautauqua International Growth Fund	6,614
Chautauqua Global Growth Fund	2,184

*	Period from close of business on October 31, 2018 (inception date) through December 31, 2018.

Notes to the Financial Statements
December 31, 2018

8.	Redemption Fees
A redemption fee of 2.00% will be assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis.  The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

For the year ended December 31, 2018, the Funds charged redemption fees as follows:

Chautauqua International Growth Fund	$20,170
Chautauqua Global Growth Fund	$ 6,311

The Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund do not charge redemption fees.

9.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2018.  There were no other subsequent events since December 31, 2018, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, and Chautauqua Global Growth Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights, for the period October 31, 2018 (commencement of operations) through December 31, 2018, for Baird Small/Mid Cap Growth Fund, and the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended for the remainder of the Funds (collectively, for all Funds, referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 27, 2019

Directors & Officers
As of December 31, 2018 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 54

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Fastenal Company, a tool and supply distributor, since 2012; Director of Cree, Inc., a lighting manufacturer, since 2016.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  79

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  65

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  48

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  62

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  65

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  46

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014).

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  47

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013; Senior Business Analyst, Stein’s Garden & Home, a family-owned garden center and home goods retailer (July 2012-December 2013).

Directors & Officers
As of December 31, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  55

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  55

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012.

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  42

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  44

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013).

*
Mr. Nettles was considered an “interested person” of the Corporation (as defined in the 1940 Act) as of December 31, 2018 because of his previous association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  Mr. Nettles is considered an Independent Director as of January 1, 2019.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 1 and August 21, 2018 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, and Chautauqua Global Growth Fund (the “Existing Equity Funds”).  At the meetings held on August 1 and August 21, 2018, the Board also considered the approval of the investment advisory agreement between the Advisor and the Corporation on behalf of the Baird Small/Mid Cap Growth Fund (the “SMID Fund”).  The Board, including a majority of the Independent Directors, approved the investment advisory agreement for the SMID Fund and approved the continuation of the investment advisory agreement for the Existing Equity Funds through a process that concluded at the August 21, 2018 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the approval or renewal of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board, including the Independent Directors, from the Advisor (including the Advisor’s Form ADV Part 1A, brochures and brochure supplements, annual report and audited financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2018, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.  The Board also considered the Advisor’s response to the 15(c) request from the Board with respect to the SMID Fund.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 1, 2018 special meeting.  At the August 21 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement and also met in executive session with a representative of Baird Equity Asset Management.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the investment advisory agreement for the SMID Fund and approved the continuation of the investment advisory agreement for the Existing Equity Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Approval of Investment Advisory Agreement – SMID Fund

Nature, Extent and Quality of Services to be Provided to the Fund
The Board analyzed the nature, extent and quality of the services to be provided by the Advisor to the Fund.  The Board discussed the experience and resources of the Advisor, as well as the depth and qualifications of the SMID Growth investment team.  The Board noted that the Fund’s proposed portfolio manager, Jonathan Good, is an experienced member of the portfolio management team, and would be supported by the existing Growth team.  The Board also considered their cumulative experience with the Advisor in its management of the MidCap Fund, of which the SMID Fund would be an extension.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, was proposed to serve as distributor and principal underwriter of shares of the Fund and would assist in marketing the Fund.  The Board also considered other services the Advisor would provide the Fund, such as providing compliance support and overseeing the Fund’s other service providers.  The Board concluded that the nature, extent and quality of the services to be provided by the Advisor to the Fund were appropriate and that the Fund was likely to benefit from services provided under the investment advisory agreement.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

Investment Performance
Because the Fund had not yet commenced operations, the Board did not consider any performance information with respect to the Fund.  The Board reviewed the composite performance for the SMID Growth investment strategy, and concluded that, although past performance is not a guarantee of future results, the SMID Growth team appeared to have an effective investment process for this strategy.

Expense Information
The Board examined the proposed fee and expense information for the Fund, including a comparison of such information to other mutual funds in the mid-cap growth Morningstar category.  The Board considered that the Advisor has agreed to a contractual expense limitation for the Fund through at least April 30, 2020.  The Board noted that the Fund’s proposed advisory fee was in line with the Morningstar category average and the Fund’s total expense ratio for the Institutional Class and Investor Class was below and slightly below, respectively, the category average, taking into effect the expense cap agreement.

The Board also considered advisory fees currently charged and to be charged by the Advisor to other investment advisory clients in the Small/Mid Cap Value strategy.  The Board recognized the extent of the significant additional services to be provided to the Fund that the Advisor does not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

Costs of Services Provided and Profitability
The Board considered information about the financial condition of the Advisor, including the Advisor’s annual report and financial statements, and determined that the Advisor’s financial condition was sound.  The Board did not consider any specific information regarding the costs of services to be provided or the profits the Advisor might realize because the Fund had not yet commenced operations.

In light of all of the information that it received and considered, the Board concluded that the proposed advisory fee and total expense ratio of the Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to be Derived from the Relationship with the Fund
The Board considered other potential benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee).  The Board noted that the Advisor would derive ancillary benefits from its association with the Fund in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that other benefits that may be realized by the Advisor from its relationship with the Fund were appropriate.

Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Board, including a majority of the Independent Directors, concluded that the approval of the investment advisory agreement was in the best interests of the Fund.

Approval of Investment Advisory Agreement – Existing Equity Funds

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including investments in personnel, technology, research, trading, risk controls and systems.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2018, regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the performance of the Institutional Class of the Baird MidCap Fund exceeded the benchmark and Lipper peer group average for the ten-year and since-inception periods but trailed the benchmark index and peer group average for the one-year, three-year and five-year periods.  The Board noted the strong performance of the SmallCap Value Fund and Small/Mid Cap Value Fund during calendar year 2017, with the Institutional Class of each Fund exceeding the benchmark index and the Lipper peer group average for the one-year period, but noted that the Funds trailed benchmark index and peer group average for other periods.  The Board considered the reasons for each Fund’s underperformance during such periods as discussed by the Advisor.

The Board considered the performance of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund since they were launched in 2016, noting that the performance of the Institutional Class of the International Growth Fund and the Global Growth Fund each exceeded the benchmark index and Lipper peer group average for the one-year and since-inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that the advisory fee for each of the MidCap Fund, the Small/Mid Cap Value Fund and the International Growth Fund was in line with the Morningstar average and the advisory fee for the SmallCap Value Fund and the Global Growth Fund was above the Morningstar average.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and noted that the advisory fee paid by the MidCap Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account.  With respect to the Small/Mid Cap and SmallCap Value Funds, the Fund’s advisory fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  With respect to the International Growth and Global Growth Funds, the Fund’s advisory fee was 10 basis points (or 0.10%) less than what the Advisor charges on the first $50 million of a separately managed account.

The Board noted that the Advisor maintains subadvisory arrangements with other unaffiliated equity mutual funds as well as two private limited partnerships managed in strategies similar to the International Growth Fund and the Global Growth Fund, but did not consider the comparative fees to be a material factor given the difference in services provided by the Advisor.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings,

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board also considered the total expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to all other mutual funds in its Morningstar category.  The Board noted that the net expense ratio for the Institutional Class of each Fund was below the Morningstar category average; the net expense ratio for the Investor Class of the MidCap Fund and the Small/Mid Cap Value Fund was below or in line with, respectively, the Morningstar category average; and the net expense ratio for the Investor Class of the SmallCap Value Fund, the International Growth Fund and the Global Growth Fund was above the Morningstar category average.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor has waived fees for each of the Funds under the expense cap agreement, other than the MidCap Fund (due to its expense ratio being below the expense cap).  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board recognized that the Advisor has committed to waive fees and/or reimburse expenses for the Funds pursuant to the expense cap agreement.  Other than the MidCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund.  With respect to the MidCap Fund, the Fund has shared economies of scale with shareholders by virtue of the reduced expense ratio.  In addition, the Board noted that the Fund compares favorably with other funds in its Morningstar category in terms of expenses.  The Directors concluded that the absence of breakpoints in the management fee for the MidCap Fund is reasonable at this time.

The Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients.  The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the MidCap Fund.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds.  The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board also noted that the Advisor, in its capacity as the Funds’ distributor, and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Board, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019).  The Funds’ Forms N-Q or, beginning with filings after March 31, 2019, on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird MidCap Fund	100.00%
Baird Small/MidCap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%
Chautauqua International Growth Fund	52.54%
Chautauqua Global Growth Fund	16.09%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was as follows:

Baird MidCap Fund	100.00%
Baird Small/MidCap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%
Chautauqua International Growth Fund	0.64%
Chautauqua Global Growth Fund	3.35%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird MidCap Fund	100.00%
Chautauqua International Growth Fund	79.17%
Chautauqua Global Growth Fund	96.21%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., Marlyn J. Spear, and Darren R. Jackson, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, and Mr. Jackson are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$199,000	$248,021
Audit-Related Fees
Tax Fees All Other Fees	$63,000	$63,000

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2018.  During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of Cohen’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird MidCap Fund, Baird Small/ Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
0.875%, 04/15/2019	$22,000,000	$21,903,326
0.875%, 06/15/2019	112,000,000	111,181,875
0.875%, 09/15/2019	44,000,000	43,456,875
1.375%, 12/15/2019	119,000,000	117,582,227
		294,124,303	28.1%
Other Government Related Securities
Industrial Bank of Korea,
3.159%, 08/02/2021 (3 Month LIBOR USD + 0.600%) (1)(2)(3)	4,000,000	4,002,136
Sinopec Group Overseas Development [2016] Ltd.,
2.125%, 05/03/2019 (1)(2)	1,800,000	1,793,963
		5,796,099	0.6%
Corporate Bonds
Industrials
Actavis Funding SCS:
3.000%, 03/12/2020 (1)	3,500,000	3,487,162
4.031%, 03/12/2020 (3 Month LIBOR USD + 1.255%) (1)(3)	1,500,000	1,504,556
Air Liquide Finance SA,
1.375%, 09/27/2019 (1)(2)	5,564,000	5,496,448
Alimentation Couche-Tard, Inc.,
3.279%, 12/13/2019 (3 Month LIBOR USD + 0.500%) (1)(2)(3)	3,500,000	3,490,691
American Honda Finance Corp.,
3.502%, 02/22/2019 (3 Month LIBOR USD + 0.825%) (3)	200,000	200,160
Amgen, Inc.,
1.900%, 05/10/2019	480,000	477,994
Anadarko Petroleum Corp.:
8.700%, 03/15/2019	1,750,000	1,768,022
6.950%, 06/15/2019	4,165,000	4,223,089
Andeavor Logistics LP / Tesoro Logistics Finance Corp.,
5.500%, 10/15/2019	1,655,000	1,668,936
Anheuser-Busch InBev Finance, Inc.,
2.941%, 02/01/2019 (3 Month LIBOR USD + 0.400%) (3)	1,165,000	1,164,827
AT&T, Inc.:
5.200%, 03/15/2020	1,000,000	1,021,637
3.956%, 06/12/2024 (3 Month LIBOR USD + 1.180%) (3)	6,000,000	5,819,952
Bayer US Finance II LLC,
3.452%, 06/25/2021 (3 Month LIBOR USD + 0.630%) (2)(3)	3,000,000	2,960,039
Becton Dickinson and Co.:
2.133%, 06/06/2019	1,200,000	1,193,010
2.675%, 12/15/2019	1,500,000	1,485,736
3.678%, 12/29/2020 (3 Month LIBOR USD + 0.875%) (3)	3,000,000	2,969,848
Boardwalk Pipelines LP,
5.750%, 09/15/2019	6,450,000	6,525,894
Boston Scientific Corp.,
6.000%, 01/15/2020	5,025,000	5,151,953
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020	4,500,000	4,443,800
Buckeye Partners LP,
5.500%, 08/15/2019	3,890,000	3,931,539
Campbell Soup Co.,
3.418%, 03/15/2021 (3 Month LIBOR USD + 0.630%) (3)	4,275,000	4,192,152
Canadian Pacific Railway Co.,
7.250%, 05/15/2019 (1)	4,775,000	4,842,521
Cenovus Energy, Inc.,
5.700%, 10/15/2019 (1)	440,385	448,268
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
3.291%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	1,500,000	1,503,039
CNH Industrial Capital LLC,
3.375%, 07/15/2019	1,548,000	1,536,390
Conagra Brands, Inc.,
3.219%, 10/22/2020 (3 Month LIBOR USD + 0.750%) (3)	3,000,000	2,991,572
Constellation Brands, Inc.,
3.875%, 11/15/2019	700,000	702,602
CVS Health Corp.,
3.487%, 03/09/2021 (3 Month LIBOR USD + 0.720%) (3)	5,485,000	5,440,781
Daimler Finance North America LLC,
3.127%, 02/22/2021 (3 Month LIBOR USD + 0.450%) (2)(3)	3,500,000	3,456,785
Danone SA,
1.691%, 10/30/2019 (1)(2)	1,000,000	986,242
Deutsche Telekom International Finance BV:
1.500%, 09/19/2019 (1)(2)	3,000,000	2,959,845
3.029%, 01/17/2020 (3 Month LIBOR USD + 0.580%) (1)(2)(3)	2,000,000	2,003,833
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019 (2)	4,900,000	4,885,519
Dollar Tree, Inc.,
3.149%, 04/17/2020 (3 Month LIBOR USD + 0.700%) (3)	5,800,000	5,763,007
EI du Pont de Nemours & Co.,
3.071%, 05/01/2020 (3 Month LIBOR USD + 0.530%) (3)	5,000,000	5,002,527
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020 (2)	1,700,000	1,748,774
Encana Corp.,
6.500%, 05/15/2019 (1)	2,700,000	2,727,757
EnLink Midstream Partners LP,
2.700%, 04/01/2019	3,615,000	3,592,408
Express Scripts Holding Co.,
2.250%, 06/15/2019	3,500,000	3,485,103
Florida Gas Transmission Co. LLC,
7.900%, 05/15/2019 (2)	3,000,000	3,045,071
Ford Motor Credit Co. LLC:
1.897%, 08/12/2019	1,761,000	1,743,674
3.566%, 06/12/2020 (3 Month LIBOR USD + 0.790%) (3)	2,000,000	1,971,876
Fresenius Medical Care US Finance II, Inc.,
5.625%, 07/31/2019 (2)	4,500,000	4,551,323
General Electric Co.,
6.000%, 08/07/2019	4,000,000	4,043,084
General Mills, Inc.,
2.976%, 04/16/2021 (3 Month LIBOR USD + 0.540%) (3)	3,500,000	3,445,708
General Motors Co.,
3.667%, 09/10/2021 (3 Month LIBOR USD + 0.900%) (3)	1,500,000	1,458,418
General Motors Financial Co., Inc.:
4.051%, 05/09/2019 (3 Month LIBOR USD + 1.450%) (3)	2,000,000	2,002,546
2.350%, 10/04/2019	2,000,000	1,982,576
Gilead Sciences, Inc.,
1.850%, 09/20/2019	519,000	514,360
Glencore Funding LLC:
3.796%, 01/15/2019 (3 Month LIBOR USD + 1.360%) (2)(3)	2,000,000	2,000,320
3.125%, 04/29/2019 (2)	2,100,000	2,089,168
Harley-Davidson Financial Services, Inc.,
2.400%, 09/15/2019 (2)	3,500,000	3,470,922
Harris Corp.,
2.700%, 04/27/2020	4,110,000	4,074,998
HCA, Inc.,
4.250%, 10/15/2019	3,000,000	2,992,500
Hewlett Packard Enterprise Co.,
2.100%, 10/04/2019 (2)	3,000,000	2,966,196
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019 (1)(2)	4,000,000	4,096,516
HP, Inc.,
3.376%, 01/14/2019 (3 Month LIBOR USD + 0.940%) (3)	737,000	737,117
Hyundai Capital America, Inc.:
3.597%, 04/03/2020 (3 Month LIBOR USD + 0.800%) (2)(3)	3,000,000	2,989,072
3.348%, 07/08/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	1,825,000	1,819,672
Kellogg Co.,
4.150%, 11/15/2019	5,000,000	5,037,398
Keurig Dr Pepper, Inc.,
2.600%, 01/15/2019	3,500,000	3,499,082
Keysight Technologies, Inc.,
3.300%, 10/30/2019	4,130,000	4,117,488
Kinder Morgan Energy Partners LP:
2.650%, 02/01/2019	3,125,000	3,123,330
6.850%, 02/15/2020	2,000,000	2,070,833
LyondellBasell Industries NV,
5.000%, 04/15/2019 (1)	4,550,000	4,554,951
Marriott International, Inc.,
3.229%, 12/01/2020 (3 Month LIBOR USD + 0.600%) (3)	4,775,000	4,763,514
Martin Marietta Materials, Inc.,
3.292%, 12/20/2019 (3 Month LIBOR USD + 0.500%) (3)	4,500,000	4,487,073
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (2)	1,232,000	1,220,108
Molson Coors Brewing Co.,
1.900%, 03/15/2019	3,700,000	3,689,470
Mondelez International Holdings Netherlands BV,
1.625%, 10/28/2019 (1)(2)	2,990,000	2,948,365
Mondelez International, Inc.,
3.061%, 02/01/2019 (3 Month LIBOR USD + 0.520%) (3)	500,000	500,007
Mylan NV,
2.500%, 06/07/2019 (1)	5,088,000	5,064,071
NBCUniversal Enterprise, Inc.,
1.974%, 04/15/2019 (2)	775,000	772,533
Newell Brands, Inc.,
2.600%, 03/29/2019	1,332,000	1,329,780
Nissan Motor Acceptance Corp.,
3.420%, 09/21/2021 (3 Month LIBOR USD + 0.630%) (2)(3)	4,800,000	4,705,366
Orange SA,
1.625%, 11/03/2019 (1)	4,045,000	3,994,396
Penske Truck Leasing Co. Lp / PTL Finance Corp.,
3.050%, 01/09/2020 (2)	5,000,000	4,978,671
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.500%, 06/15/2019 (2)	470,000	467,774
Pentair Finance SA,
2.650%, 12/01/2019 (1)	2,339,000	2,321,157
Phillips 66:
2.646%, 02/15/2020	1,000,000	991,382
3.186%, 04/15/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	3,000,000	3,000,517
Qualcomm, Inc.,
3.195%, 05/20/2020 (3 Month LIBOR USD + 0.550%) (3)	1,500,000	1,499,684
Roche Holdings, Inc.,
2.250%, 09/30/2019 (2)	450,000	447,037
Shire Acquisitions Investments Ireland DAC,
1.900%, 09/23/2019 (1)	5,000,000	4,929,929
Siemens Financieringsmaatschappij NV,
1.300%, 09/13/2019 (1)(2)	2,500,000	2,469,630
Smithfield Foods, Inc.,
2.700%, 01/31/2020 (2)	4,600,000	4,537,720
Spirit AeroSystems, Inc.,
3.588%, 06/15/2021 (3 Month LIBOR USD + 0.800%) (3)	4,000,000	3,969,575
Suntory Holdings Ltd.,
2.550%, 09/29/2019 (1)(2)	4,900,000	4,867,313
Telecom Italia Capital SA,
7.175%, 06/18/2019 (1)	2,623,000	2,641,204
Telefonica Emisiones SA,
5.877%, 07/15/2019 (1)	1,728,000	1,748,703
Tencent Holdings Ltd.,
3.375%, 05/02/2019 (1)(2)	2,500,000	2,502,671
Time Warner Cable LLC,
5.000%, 02/01/2020	1,825,000	1,850,595
TransCanada PipeLines Ltd.,
3.125%, 01/15/2019 (1)	1,000,000	999,911
TTX Co.,
2.250%, 02/01/2019 (2)	3,800,000	3,795,826
Tyco Electronics Group SA,
3.201%, 06/05/2020 (3 Month LIBOR USD + 0.450%) (1)(3)	5,000,000	4,988,562
United Technologies Corp.,
3.279%, 08/16/2021 (3 Month LIBOR USD + 0.650%) (3)	4,000,000	3,984,967
Verizon Communications, Inc.,
3.716%, 05/15/2025 (3 Month LIBOR USD + 1.100%) (3)	4,000,000	3,878,515
Volkswagen Group of America Finance LLC,
3.558%, 11/12/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	6,000,000	5,941,290
Vulcan Materials Co.,
3.388%, 03/01/2021 (3 Month LIBOR USD + 0.650%) (3)	5,000,000	4,962,468
Wabtec Corp.,
3.838%, 09/15/2021 (3 Month LIBOR USD + 1.050%) (3)	3,800,000	3,800,605
Walgreens Boots Alliance, Inc.,
2.700%, 11/18/2019	5,165,000	5,135,522
Yara International ASA,
7.875%, 06/11/2019 (1)(2)	3,000,000	3,056,165
		308,894,693	29.7%
Utilities
DTE Gas Co.,
5.000%, 10/01/2019	3,700,000	3,754,311
EDP Finance BV,
4.125%, 01/15/2020 (1)(2)	3,625,000	3,628,770
Iberdrola Finance Ireland Ltd.,
5.000%, 09/11/2019 (1)(2)	3,000,000	3,028,363
Mississippi Power Co.,
3.472%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	2,000,000	1,996,617
Niagara Mohawk Power Corp.,
4.881%, 08/15/2019 (2)	4,500,000	4,539,858
Sempra Energy,
2.400%, 02/01/2020	3,615,000	3,566,390
Southern Co. Gas Capital Corp.,
5.250%, 08/15/2019	1,000,000	1,009,338
United Utilities PLC,
5.375%, 02/01/2019 (1)	3,500,000	3,504,856
		25,028,503	2.4%
Financials
ABN AMRO Bank NV:
3.085%, 01/18/2019 (3 Month LIBOR USD + 0.640%) (1)(2)(3)	4,500,000	4,500,513
3.261%, 08/27/2021 (3 Month LIBOR USD + 0.570%) (1)(2)(3)	1,000,000	994,270
Air Lease Corp.,
3.375%, 01/15/2019	3,009,000	3,008,731
Australia & New Zealand Banking Group Ltd.,
2.250%, 06/13/2019 (1)	3,700,000	3,687,427
Bank of America Corp.:
3.447%, 10/01/2021 (3 Month LIBOR USD + 0.650%) (3)	1,965,000	1,950,559
3.472%, 06/25/2022 (3 Month LIBOR USD + 0.650%) (3)	4,000,000	3,949,074
Banque Federative du Credit Mutuel SA,
2.000%, 04/12/2019 (1)(2)	3,250,000	3,239,316
Barclays PLC,
2.750%, 11/08/2019 (1)	4,000,000	3,970,896
BB&T Corp.,
3.201%, 02/01/2019 (3 Month LIBOR USD + 0.660%) (3)	880,000	880,000
BPCE SA,
2.500%, 07/15/2019 (1)	4,000,000	3,984,644
Capital One Financial Corp.:
2.450%, 04/24/2019	1,476,000	1,473,623
3.378%, 05/12/2020 (3 Month LIBOR USD + 0.760%) (3)	1,700,000	1,700,000
Capital One NA,
1.850%, 09/13/2019	750,000	741,789
Cigna Corp.,
3.438%, 09/17/2021 (3 Month LIBOR USD + 0.650%) (2)(3)	2,000,000	1,971,750
Citibank NA,
1.850%, 09/18/2019	3,000,000	2,975,000
Citigroup, Inc.,
2.050%, 06/07/2019	1,000,000	995,785
Citizens Bank NA,
3.278%, 03/02/2020 (3 Month LIBOR USD + 0.540%) (3)	2,000,000	1,997,055
Compass Bank,
3.501%, 06/11/2021 (3 Month LIBOR USD + 0.730%) (3)	4,750,000	4,675,778
Cooperatieve Rabobank UA,
2.250%, 01/14/2019 (1)	3,500,000	3,498,869
Credit Agricole CIB,
3.422%, 10/03/2021 (3 Month LIBOR USD + 0.625%) (1)(3)	4,000,000	3,970,387
Credit Agricole SA,
3.737%, 06/10/2020 (3 Month LIBOR USD + 0.970%) (1)(2)(3)	1,000,000	1,005,130
Credit Suisse AG,
2.300%, 05/28/2019 (1)	3,450,000	3,439,788
5.400%, 01/14/2020 (1)	2,000,000	2,030,936
Deutsche Bank AG:
3.895%, 01/18/2019 (3 Month LIBOR USD + 1.450%) (1)(3)	1,000,000	999,539
2.850%, 05/10/2019 (1)	3,064,000	3,045,583
Discover Bank,
7.000%, 04/15/2020	1,000,000	1,041,091
Fifth Third Bank,
2.300%, 03/15/2019	1,380,000	1,378,273
First Tennessee Bank NA,
2.950%, 12/01/2019	5,250,000	5,209,305
FMR LLC,
7.490%, 06/15/2019 (2)	2,500,000	2,546,904
The Goldman Sachs Group, Inc.:
2.550%, 10/23/2019	2,455,000	2,439,492
4.459%, 02/25/2021 (3 Month LIBOR USD + 1.770%) (3)	2,285,000	2,320,316
HSBC Holdings PLC:
3.240%, 05/18/2021 (3 Month LIBOR USD + 0.600%) (1)(3)	3,000,000	2,955,481
3.426%, 09/11/2021 (3 Month LIBOR USD + 0.650%) (1)(3)	2,000,000	1,973,557
HSBC USA, Inc.,
3.228%, 11/13/2019 (3 Month LIBOR USD + 0.610%) (3)	250,000	250,231
ING Bank NV,
3.954%, 03/22/2019 (3 Month LIBOR USD + 1.130%) (1)(2)(3)	800,000	801,385
International Lease Finance Corp.,
6.250%, 05/15/2019	2,025,000	2,042,913
JPMorgan Chase & Co.:
3.139%, 01/28/2019 (3 Month LIBOR USD + 0.630%) (3)	250,000	250,040
6.300%, 04/23/2019	1,000,000	1,009,776
3.432%, 01/23/2020 (3 Month LIBOR USD + 0.955%) (3)	1,000,000	1,003,778
3.411%, 06/18/2022 (3 Month LIBOR USD + 0.610%) (3)	3,000,000	2,967,029
KEB Hana Bank,
3.133%, 04/05/2020 (3 Month LIBOR USD + 0.725%) (1)(2)(3)	3,000,000	3,000,930
LeasePlan Corp. NV,
2.875%, 01/22/2019 (1)(2)	1,800,000	1,799,329
Lloyds Bank Plc,
3.079%, 05/07/2021 (3 Month LIBOR USD + 0.490%) (1)(3)	3,665,000	3,628,054
Macquarie Group Ltd.,
7.625%, 08/13/2019 (1)(2)	3,725,000	3,821,435
Mitsubishi UFJ Trust & Banking Corp.,
2.450%, 10/16/2019 (1)(2)	2,984,000	2,966,988
Mizuho Financial Group, Inc.,
3.905%, 04/12/2021 (3 Month LIBOR USD + 1.480%) (1)(2)(3)	1,500,000	1,517,658
Morgan Stanley:
3.337%, 01/24/2019 (3 Month LIBOR USD + 0.850%) (3)	250,000	250,068
5.500%, 01/26/2020	7,500,000	7,670,389
3.649%, 01/27/2020 (3 Month LIBOR USD + 1.140%) (3)	500,000	502,054
MUFG Union Bank NA,
2.250%, 05/06/2019	700,000	697,762
National Bank of Canada,
3.336%, 06/12/2020 (3 Month LIBOR USD + 0.560%) (1)(3)	4,000,000	4,000,877
Nationwide Building Society,
2.350%, 01/21/2020 (1)(2)	3,500,000	3,464,986
Nomura Holdings, Inc.,
2.750%, 03/19/2019 (1)	2,210,000	2,208,106
Nordea Bank Abp:
2.375%, 04/04/2019 (1)(2)	2,700,000	2,695,967
1.625%, 09/30/2019 (1)(2)	1,005,000	993,900
3.423%, 09/30/2019 (3 Month LIBOR USD + 0.620%) (1)(2)(3)	1,500,000	1,503,031
PNC Bank NA,
2.200%, 01/28/2019	2,240,000	2,238,862
Regions Bank,
3.118%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	3,500,000	3,437,070
Royal Bank of Scotland Group PLC,
6.400%, 10/21/2019 (1)	670,000	683,995
Santander Holdings USA, Inc.,
2.650%, 04/17/2020	3,225,000	3,183,273
Santander UK PLC,
3.276%, 11/15/2021 (3 Month LIBOR USD + 0.660%) (1)(3)	2,750,000	2,724,482
Standard Chartered PLC:
2.100%, 08/19/2019 (1)(2)	450,000	446,048
3.558%, 01/20/2023 (3 Month LIBOR USD + 1.150%) (1)(2)(3)	3,000,000	2,974,350
Sumitomo Mitsui Banking Corp.:
2.514%, 01/17/2020 (1)	4,500,000	4,466,887
2.799%, 01/17/2020 (3 Month LIBOR USD + 0.350%) (1)(3)	1,250,000	1,248,901
Sumitomo Mitsui Trust Bank Ltd,
3.249%, 03/06/2019 (3 Month LIBOR USD + 0.510%) (1)(2)(3)	2,000,000	2,000,529
Svenska Handelsbanken AB:
3.278%, 06/17/2019 (3 Month LIBOR USD + 0.490%) (1)(3)	850,000	850,803
3.159%, 05/24/2021 (3 Month LIBOR USD + 0.470%) (1)(3)	3,725,000	3,691,282
Synchrony Financial:
2.600%, 01/15/2019	2,400,000	2,399,182
3.812%, 02/03/2020 (3 Month LIBOR USD + 1.230%) (3)	1,000,000	999,244
Toronto-Dominion Bank,
1.900%, 10/24/2019 (1)	6,000,000	5,948,405
UBS Group Funding Switzerland AG:
4.264%, 09/24/2020 (3 Month LIBOR USD + 1.440%) (1)(2)(3)	500,000	506,631
4.071%, 02/01/2022 (3 Month LIBOR USD + 1.530%) (1)(2)(3)	2,450,000	2,473,843
WEA Finance LLC / Westfield UK & Europe Finance PLC,
2.700%, 09/17/2019 (2)	2,000,000	1,991,144
Wells Fargo & Co.,
3.200%, 01/30/2020 (3 Month LIBOR USD + 0.680%) (3)	1,000,000	1,001,995
		176,864,473	16.8%
Total Corporate Bonds		510,787,669	48.9%

Municipal Bonds
Public Finance Authority,
2.875%, 06/01/2019 (Callable 1/22/2019)	1,000,000	997,670
		997,670	0.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal National Mortgage Association (FNMA):
5.000%, 12/01/2019	11,450	11,649
4.500%, 04/01/2020	85	86
5.000%, 04/01/2020	25,008	25,463
		37,198	0.0%
Non-U.S. Government Agency Issues
Aames Mortgage Investment Trust,
Series 2006-1, Class A3, 2.826%, 04/25/2036 (1 Month LIBOR USD + 0.320%) (3)	220,625	220,583
Accredited Mortgage Loan Trust,
Series 2005-4, Class A2D, 2.826%, 12/25/2035 (1 Month LIBOR USD + 0.320%) (3)	321,142	319,417
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 2.956%, 10/25/2035 (1 Month LIBOR USD + 0.450%) (3)	2,706,698	2,709,061
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 3.286%, 02/25/2035 (1 Month LIBOR USD + 0.780%) (3)	1,721,671	1,720,289
Series 2006-NC1, Class A3, 2.716%, 01/25/2036 (1 Month LIBOR USD + 0.210%) (3)	242,448	242,347
Series 2007-HE1, Class A2, 2.656%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	1,095,086	1,085,715
Citigroup Mortgage Loan Trust, Inc.:
Series 2007-WFH2, Class A4, 2.856%, 03/25/2037 (1 Month LIBOR USD + 0.350%) (3)	1,063,335	1,061,199
Series 2007-AMC4, Class A2C, 2.676%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	511,860	507,836
Countrywide Asset-Backed Certificates,
Series 2006-BC4, Class 2A2, 2.666%, 11/25/2036 (1 Month LIBOR USD + 0.160%) (3)	434,589	434,136
CWABS Asset-Backed Certificates Trust,
Series 2006-14, Class 2A2, 2.656%, 02/25/2037 (1 Month LIBOR USD + 0.150%) (3)	683,239	681,226
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A2, 2.695%, 03/25/2036 (1 Month LIBOR USD + 0.190%) (3)	1,683,668	1,679,991
GSAMP Trust:
Series 2005-WMC2, Class A2C, 3.206%, 11/25/2035 (1 Month LIBOR USD + 0.700%) (3)	891,821	891,592
Series 2006-HE4, Class A2C, 2.656%, 06/25/2036 (1 Month LIBOR USD + 0.150%) (3)	1,848,915	1,830,750
Home Equity Asset Trust:
Series 2006-2, Class 2A4, 2.816%, 05/25/2036 (1 Month LIBOR USD + 0.310%) (2)(3)	2,158,806	2,158,118
Series 2006-3, Class 1A1, 2.706%, 07/25/2036 (1 Month LIBOR USD + 0.200%) (3)	1,027,412	1,024,589
Series 2007-2, Class 2A2, 2.691%, 07/25/2037 (1 Month LIBOR USD + 0.185%) (3)	985,969	984,161
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3, 2.676%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	31,708	31,699
JP Morgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A4, 2.666%, 06/25/2036 (1 Month LIBOR USD + 0.160%) (3)	143,339	142,986
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	39,789	39,879
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.956%, 09/25/2035 (1 Month LIBOR USD + 0.450%) (3)	36,581	36,589
RAMP Series Trust,
Series 2007-RZ1, Class A2, 2.666%, 02/25/2037 (1 Month LIBOR USD + 0.160%) (3)	2,098,570	2,082,096
RASC Series Trust,
Series 2005-KS11, Class M1, 2.906%, 12/25/2035 (1 Month LIBOR USD + 0.400%) (3)	3,861,402	3,866,296
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3, 2.686%, 05/25/2036 (1 Month LIBOR USD + 0.180%) (3)	1,498,315	1,492,806
Towd Point Mortgage Trust,
Series 2017-5, Class A1, 2.915%, 02/25/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	1,304,815	1,297,691
		26,541,052	2.5%
Total Residential Mortgage-Backed Securities		26,578,250	2.5%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K008, Class A1, 2.746%, 12/25/2019	319,696	318,981
Series K009, Class A1, 2.757%, 05/25/2020	168,854	168,496
		487,477	0.0%
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2012-CR2, Class ASB, 2.752%, 08/15/2045	3,492,808	3,465,793
		3,465,793	0.3%
Total Commercial Mortgage-Backed Securities		3,953,270	0.3%

Other Asset Backed Securities
Ally Auto Receivables Trust,
Series 2018-2, Class A2, 2.640%, 02/16/2021	1,832,278	1,829,416
American Express Credit Account Master Trust:
Series 2017-4, Class A, 1.640%, 12/15/2021	2,575,000	2,562,974
Series 2017-1, Class A, 1.930%, 09/15/2022	1,245,000	1,230,275
Barclays Dryrock Issuance Trust,
Series 2014-3, Class A, 2.410%, 07/15/2022	6,870,000	6,839,279
BMW Vehicle Lease Trust,
Series 2016-2, Class A4, 1.570%, 02/20/2020	2,450,000	2,440,875
Capital Auto Receivables Asset Trust,
Series 2016-3, Class A3, 1.540%, 08/20/2020	662,290	660,774
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Class A3, 1.340%, 04/15/2022	5,700,000	5,656,117
CarMax Auto Owner Trust:
Series 2015-2, 1.800%, 03/15/2021	4,327,930	4,307,881
Series 2016-3, Class A3, 1.390%, 05/17/2021	1,455,729	1,442,851
Series 2016-4, Class A3, 1.400%, 08/15/2021	2,704,541	2,673,136
Chase Issuance Trust:
Series 2016-A2, Class A, 1.370%, 06/15/2021	4,025,000	3,994,733
Series 2016-A5, Class A5, 1.270%, 07/15/2021	4,070,000	4,034,324
Chesapeake Funding II LLC,
Series 2016-2A, Class A1, 1.880%, 06/15/2028 (2)	3,083,260	3,069,844
Citibank Credit Card Issuance Trust:
Series 2014-A6, Class A6, 2.150%, 07/15/2021	3,600,000	3,585,176
Series 2017-A9, Class A9, 1.800%, 09/20/2021	4,700,000	4,662,096
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030 (4)	297,145	309,529
Dell Equipment Finance Trust:
Series 2017-2, Class A2A, 1.970%, 02/24/2020 (2)	1,098,225	1,094,518
Series 2018-1, Class A2A, 2.970%, 10/22/2020 (2)	1,500,000	1,499,368
Discover Card Execution Note Trust:
Series 2014-A4, Class A4, 2.120%, 12/15/2021	5,200,000	5,180,615
Series 2016-A4, Class A4, 1.390%, 03/15/2022	460,000	454,925
First National Master Note Trust,
Series 2017-1, Class A, 2.855%, 04/18/2022 (1 Month LIBOR USD + 0.400%) (3)	4,150,000	4,149,999
Ford Credit Auto Lease Trust,
Series 2017-A, Class A3, 1.880%, 04/15/2020	2,007,702	2,002,727
Ford Credit Auto Owner Trust:
Series 2015-A, Class A4, 1.640%, 06/15/2020	336,409	336,050
Series 2016-A, Class A4, 1.600%, 06/15/2021	2,540,000	2,516,632
Series 2014-1, Class A, 2.260%, 11/15/2025 (2)	3,765,000	3,753,419
Series 2014-2, Class A, 2.310%, 04/15/2026 (2)	925,000	918,510
Series 2015-2, Class A, 2.440%, 01/15/2027 (2)	2,905,000	2,880,589
Ford Credit Floorplan Master Owner Trust,
Series 2016-3, Class A1, 1.550%, 07/15/2021	4,545,000	4,509,797
GM Financial Automobile Leasing Trust:
Series 2017-1A, Class A2A, 1.510%, 03/16/2020 (2)	175,262	175,143
Series 2017-2, Class A3, 2.020%, 09/21/2020	3,773,000	3,744,172
Series 2018-1, Class A3, 2.610%, 01/20/2021	4,275,000	4,254,543
Honda Auto Receivables Owner Trust,
Series 2016-1, Class A3, 1.220%, 12/18/2019	125,229	124,943
Hyundai Auto Lease Securitization Trust,
Series 2017-B, Class A3, 1.970%, 07/15/2020 (2)	5,350,000	5,320,947
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021 (1)(2)	5,550,000	5,501,599
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 1.590%, 02/08/2022 (2)	1,415,237	1,404,347
Nissan Auto Lease Trust:
Series 2017-A, Class A2A, 1.640%, 09/16/2019	845,448	844,339
Series 2017-B, Class A2A, 1.830%, 12/16/2019	1,357,388	1,352,629
Nissan Auto Receivables Owner Trust:
Series 2015-C, Class A3, 1.370%, 05/15/2020	614,423	612,468
Series 2017-B, Class A2A, 1.560%, 05/15/2020	1,144,528	1,141,160
Series 2016-C, Class A3, 1.180%, 01/15/2021	3,651,859	3,617,594
PFS Financing Corp.:
Series 2017-A, 3.035%, 03/15/2021 (2)	3,770,000	3,769,633
Series 2016-BA, Class A, 1.870%, 10/15/2021 (2)	3,312,000	3,278,764
Santander Retail Auto Lease Trust,
Series 2017-A, Class A2A, 2.020%, 03/20/2020 (2)	2,378,946	2,370,170
SoFi Consumer Loan Program LLC,
Series 2016-2, Class A, 3.090%, 10/27/2025 (2)	675,300	673,879
SoFi Consumer Loan Program Trust,
Series 2018-2, Class A1, 2.930%, 04/26/2027 (2)	2,249,366	2,243,664
Series 2018-4, Class A, 3.540%, 11/26/2027 (2)	2,472,607	2,475,249
Springleaf Funding Trust,
Series 2015-AA, Class A, 3.160%, 11/15/2024 (2)	408,283	407,719
Synchrony Credit Card Master Note Trust:
Series 2016-1, Class A, 2.040%, 03/15/2022	2,700,000	2,694,519
Series 2016-3, Class A, 1.580%, 09/15/2022	6,370,000	6,307,286
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.320%, 12/20/2019 (2)	1,335,694	1,332,021
Series 2018-B, Class A, 3.710%, 08/20/2021 (2)	3,050,000	3,057,293
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A2A, 1.580%, 07/15/2020	1,081,418	1,077,073
Series 2017-B, Class A3, 1.760%, 07/15/2021	4,000,000	3,963,099
Verizon Owner Trust:
Series 2016-1A, Class A, 1.420%, 01/20/2021 (2)	2,547,237	2,534,768
Series 2016-2A, Class A, 1.680%, 05/20/2021 (2)	3,204,872	3,186,580
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.140%, 01/17/2023	5,320,000	5,319,432
Series 2017-B, Class A, 1.980%, 06/15/2023	8,688,000	8,629,153
		160,010,615	15.2%
Total Long-Term Investments (Cost $1,004,421,128)		1,002,247,876	95.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29% (5)	39,534,338	39,534,338
Total Short-Term Investment (Cost $39,534,338)		39,534,338	3.8%
Total Investments (Cost $1,043,955,466)		1,041,782,214	99.5%
Other Assets in Excess of Liabilities		5,262,004	0.5%
TOTAL NET ASSETS		$1,047,044,218	100.0%

Notes to Schedule of Investments
(1)	Foreign security.
(2)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $220,834,421, which represents 21.09% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$294,124,303	$–	$294,124,303
Other Government Related Securities	–	5,796,099	–	5,796,099
Corporate Bonds	–	510,787,669	–	510,787,669
Municipal Bonds	–	997,670	–	997,670
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	37,198	–	37,198
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	26,541,052	–	26,541,052
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	487,477	–	487,477
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	3,465,793	–	3,465,793
Asset Backed Securities	–	160,010,615	–	160,010,615
Total Long-Term Investments	–	1,002,247,876	–	1,002,247,876
Short-Term Investment
Money Market Mutual Fund	39,534,338	–	–	39,534,338
Total Short-Term Investment	39,534,338	–	–	39,534,338
Total Investments	$39,534,338	$1,002,247,876	$–	$1,041,782,214

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.000%, 08/31/2021	$514,225,000	$507,837,359
1.125%, 09/30/2021	747,225,000	720,692,677
1.750%, 03/31/2022	64,375,000	62,931,591
1.875%, 03/31/2022	110,000,000	107,937,500
2.125%, 12/31/2022	105,000,000	103,519,336
		1,502,918,463	26.3%
Other Government Related Securities
CNOOC Finance 2012 Ltd.,
3.875%, 05/02/2022 (1)(2)	14,112,000	14,219,096
Electricite de France SA,
4.600%, 01/27/2020 (1)(2)	2,926,000	2,968,592
Industrial Bank of Korea,
3.159%, 08/02/2021 (3 Month LIBOR USD + 0.600%) (1)(2)(3)	2,150,000	2,151,148
Japan Bank for International Cooperation,
2.125%, 07/21/2020 (1)	20,900,000	20,692,126
Korea Development Bank,
3.000%, 03/17/2019 (1)	2,475,000	2,475,690
Nexen Energy ULC,
6.200%, 07/30/2019 (1)	2,065,000	2,100,648
Petroleos Mexicanos:
8.000%, 05/03/2019 (1)	9,963,000	10,072,593
6.375%, 02/04/2021 (1)	5,000,000	5,055,000
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (1)(2)	8,000,000	7,901,696
Sinopec Group Overseas Development [2016] Ltd.:
2.125%, 05/03/2019 (1)(2)	7,000,000	6,976,522
1.750%, 09/29/2019 (1)(2)	2,375,000	2,350,041
Sinopec Group Overseas Development [2017] Ltd.,
2.375%, 04/12/2020 (1)(2)	10,125,000	10,004,796
Syngenta Finance NV:
3.933%, 04/23/2021 (1)(2)	10,000,000	9,863,363
3.125%, 03/28/2022 (1)	5,000,000	4,790,783
		101,622,094	1.8%
Corporate Bonds
Industrials
21st Century Fox America, Inc.,
6.900%, 03/01/2019	10,950,000	11,012,825
Abbott Laboratories,
2.900%, 11/30/2021	4,350,000	4,312,210
Actavis Funding SCS:
3.000%, 03/12/2020 (1)	3,900,000	3,885,695
4.031%, 03/12/2020 (3 Month LIBOR USD + 1.255%) (1)(3)	1,000,000	1,003,037
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022 (1)(2)	14,010,000	13,519,350
Allergan Funding SCS,
3.450%, 03/15/2022 (1)	2,850,000	2,804,522
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,970,000	3,000,586
Anglo American Capital PLC:
4.125%, 04/15/2021 (1)(2)	22,700,000	22,622,139
3.750%, 04/10/2022 (1)(2)	5,000,000	4,881,150
ArcelorMittal,
6.250%, 02/25/2022 (1)	13,031,000	13,773,767
AT&T, Inc.:
2.300%, 03/11/2019	9,682,000	9,664,767
3.733%, 06/30/2020 (3 Month LIBOR USD + 0.930%) (3)	4,000,000	3,996,368
2.800%, 02/17/2021	11,025,000	10,887,294
AutoNation, Inc.:
5.500%, 02/01/2020	3,369,000	3,442,441
3.350%, 01/15/2021	4,203,000	4,170,769
Bayer US Finance II LLC,
3.500%, 06/25/2021 (2)	24,700,000	24,525,151
Beam Suntory, Inc.,
3.250%, 05/15/2022	8,875,000	8,796,708
Becton Dickinson and Co.:
2.404%, 06/05/2020	10,350,000	10,188,475
3.125%, 11/08/2021	1,000,000	986,257
2.894%, 06/06/2022	19,500,000	18,886,139
Bemis Co., Inc.,
6.800%, 08/01/2019	9,075,000	9,271,186
Boardwalk Pipelines LP,
5.750%, 09/15/2019	10,750,000	10,876,490
Boral Finance Pty Ltd.,
3.000%, 11/01/2022 (1)(2)	2,475,000	2,391,162
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020	27,000,000	26,662,800
Bunge Limited Finance Corp.,
3.500%, 11/24/2020	9,750,000	9,726,420
Campbell Soup Co.,
3.300%, 03/15/2021	9,550,000	9,500,358
Cardinal Health, Inc.,
1.948%, 06/14/2019	14,700,000	14,624,315
Carlisle Cos, Inc.,
5.125%, 12/15/2020	2,950,000	3,022,591
Celgene Corp.,
2.875%, 02/19/2021	7,000,000	6,927,936
Cenovus Energy, Inc.,
5.700%, 10/15/2019 (1)	7,692,308	7,830,004
Charter Communications Operating LLC:
3.579%, 07/23/2020	3,000,000	2,996,766
4.464%, 07/23/2022	5,000,000	5,048,028
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
3.291%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	5,050,000	5,060,232
CK Hutchison International Ltd.,
2.250%, 09/29/2020 (1)(2)	20,000,000	19,666,871
CNH Industrial Capital LLC:
3.375%, 07/15/2019	921,000	914,092
4.375%, 11/06/2020	9,810,000	9,863,955
4.875%, 04/01/2021	2,554,000	2,595,119
3.875%, 10/15/2021	10,560,000	10,489,248
4.375%, 04/05/2022	4,102,000	4,119,639
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	6,575,000	6,552,389
Conagra Brands, Inc.:
4.950%, 08/15/2020	4,500,000	4,600,498
2.908%, 10/09/2020 (3 Month LIBOR USD + 0.500%) (3)	20,000,000	19,775,889
3.800%, 10/22/2021	4,825,000	4,826,702
Constellation Brands, Inc.,
3.209%, 11/15/2021 (3 Month LIBOR USD + 0.700%) (3)	10,000,000	9,880,218
CVS Health Corp.:
2.800%, 07/20/2020	6,725,000	6,664,322
3.350%, 03/09/2021	19,550,000	19,494,184
2.125%, 06/01/2021	5,000,000	4,824,323
Daimler Finance North America LLC:
1.500%, 07/05/2019 (2)	5,700,000	5,643,860
2.200%, 05/05/2020 (2)	5,000,000	4,918,062
3.350%, 05/04/2021 (2)	15,000,000	14,954,505
Deutsche Telekom International Finance BV,
3.029%, 01/17/2020 (3 Month LIBOR USD + 0.580%) (1)(2)(3)	8,000,000	8,015,333
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (2)	19,135,000	19,078,451
4.420%, 06/15/2021 (2)	11,550,000	11,530,946
Discovery Communications LLC:
2.200%, 09/20/2019	10,000,000	9,895,379
4.375%, 06/15/2021	4,650,000	4,731,965
DowDuPont, Inc.,
3.766%, 11/15/2020	10,000,000	10,095,872
DXC Technology Co.:
2.875%, 03/27/2020	18,714,000	18,552,277
3.688%, 03/01/2021 (3 Month LIBOR USD + 0.950%) (3)	1,538,000	1,536,290
4.450%, 09/18/2022	12,900,000	13,163,236
Eastman Chemical Co.,
3.500%, 12/01/2021	7,600,000	7,638,104
Elanco Animal Health, Inc.,
3.912%, 08/27/2021 (2)	8,000,000	8,049,777
EMD Finance LLC,
2.950%, 03/19/2022 (2)	12,000,000	11,822,865
Enable Midstream Partners LP,
2.400%, 05/15/2019	3,000,000	2,982,997
Enbridge Energy Partners LP:
9.875%, 03/01/2019	4,150,000	4,192,613
4.375%, 10/15/2020	9,805,000	9,919,515
Energy Transfer Partners LP:
9.700%, 03/15/2019	6,994,000	7,077,095
4.150%, 10/01/2020	12,500,000	12,575,439
Energy Transfer Partners LP / Regency Energy Finance Corp.,
5.750%, 09/01/2020	1,175,000	1,205,893
EQT Corp.,
2.500%, 10/01/2020	15,000,000	14,667,544
ERAC USA Finance LLC:
2.350%, 10/15/2019 (2)	19,000,000	18,871,516
2.600%, 12/01/2021 (2)	1,450,000	1,410,821
Express Scripts Holding Co.:
2.250%, 06/15/2019	2,157,000	2,147,819
2.600%, 11/30/2020	14,425,000	14,199,421
3.457%, 11/30/2020 (3 Month LIBOR USD + 0.750%) (3)	7,000,000	7,000,091
3.300%, 02/25/2021	5,000,000	4,981,645
Federal Express Corp. Pass Through Trust,
6.845%, 01/15/2019	459,836	460,345
FedEx Corp.,
2.300%, 02/01/2020	2,000,000	1,982,001
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	1,673,000	1,680,605
2.250%, 08/15/2021	12,000,000	11,588,192
Fiserv, Inc.,
2.700%, 06/01/2020	3,500,000	3,473,985
FMC Corp.:
5.200%, 12/15/2019	4,496,000	4,546,272
3.950%, 02/01/2022	12,335,000	12,403,365
Ford Motor Credit Co. LLC:
2.021%, 05/03/2019	7,000,000	6,971,709
1.897%, 08/12/2019	10,000,000	9,901,609
2.681%, 01/09/2020	5,000,000	4,917,171
3.200%, 01/15/2021	4,505,000	4,368,745
3.470%, 04/05/2021	2,500,000	2,429,795
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	20,000,000	20,577,982
Fortive Corp.,
1.800%, 06/15/2019	537,000	530,579
Fresenius Medical Care US Finance II, Inc.,
4.125%, 10/15/2020 (2)	19,325,000	19,347,417
Fresenius Medical Care US Finance, Inc.,
5.750%, 02/15/2021 (2)	4,782,000	4,925,460
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (2)	1,525,000	1,540,973
General Electric Co.,
3.150%, 09/07/2022	25,000,000	23,626,989
General Mills, Inc.,
3.200%, 04/16/2021	4,850,000	4,823,367
General Motors Financial Co., Inc.:
3.100%, 01/15/2019	2,825,000	2,824,888
2.400%, 05/09/2019	4,000,000	3,984,967
2.650%, 04/13/2020	3,425,000	3,367,813
3.389%, 08/07/2020 (3 Month LIBOR USD + 0.800%) (3)	7,000,000	6,929,404
3.700%, 11/24/2020	1,409,000	1,403,303
4.200%, 03/01/2021	1,215,000	1,214,347
3.550%, 04/09/2021	4,750,000	4,684,592
3.200%, 07/06/2021	8,500,000	8,302,853
Georgia-Pacific LLC:
2.539%, 11/15/2019 (2)	8,750,000	8,683,741
5.400%, 11/01/2020 (2)	9,968,000	10,328,585
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (1)(2)	10,000,000	10,213,636
4.250%, 10/25/2022 (1)(2)	5,760,000	5,741,773
Glencore Funding LLC:
2.500%, 01/15/2019 (2)	600,000	599,748
3.796%, 01/15/2019 (3 Month LIBOR USD + 1.360%) (2)(3)	6,395,000	6,396,023
3.125%, 04/29/2019 (2)	5,154,000	5,127,416
Grupo Bimbo SAB de CV,
4.875%, 06/30/2020 (1)(2)	28,075,000	28,636,434
Harris Corp.,
2.700%, 04/27/2020	1,000,000	991,484
HCA, Inc.,
6.500%, 02/15/2020	22,263,000	22,819,575
Hewlett Packard Enterprise Co.:
2.100%, 10/04/2019 (2)	5,000,000	4,943,659
3.500%, 10/05/2021	5,000,000	5,013,768
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019 (1)(2)	6,657,000	6,817,627
HP, Inc.,
3.376%, 01/14/2019 (3 Month LIBOR USD + 0.940%) (3)	5,700,000	5,700,903
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022 (1)(2)	8,000,000	8,254,216
Hyundai Capital America:
2.500%, 03/18/2019 (2)	3,000,000	2,995,009
1.750%, 09/27/2019 (2)	5,000,000	4,934,617
2.750%, 09/18/2020 (2)	10,000,000	9,845,821
3.450%, 03/12/2021 (2)	5,000,000	4,946,237
Hyundai Capital Services, Inc.,
1.625%, 08/30/2019 (1)(2)	1,455,000	1,439,943
IDEX Corp.,
4.200%, 12/15/2021	10,725,000	10,882,278
JM Smucker Co.,
2.500%, 03/15/2020	2,725,000	2,698,126
Keurig Dr Pepper, Inc.,
3.551%, 05/25/2021 (2)	24,700,000	24,662,582
Keysight Technologies, Inc.,
3.300%, 10/30/2019	28,625,000	28,538,282
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	2,692,000	2,703,613
6.500%, 04/01/2020	22,320,000	23,114,786
Kraft Heinz Foods Co.:
5.375%, 02/10/2020	2,250,000	2,301,415
3.188%, 02/10/2021 (3 Month LIBOR USD + 0.570%) (3)	15,000,000	14,875,418
Lennar Corp.,
8.375%, 01/15/2021	2,337,000	2,483,062
LyondellBasell Industries NV:
5.000%, 04/15/2019 (1)	2,260,000	2,262,459
6.000%, 11/15/2021 (1)	5,675,000	5,998,581
Marathon Petroleum Corp.,
3.400%, 12/15/2020	15,000,000	14,995,447
Martin Marietta Materials, Inc.:
3.292%, 12/20/2019 (3 Month LIBOR USD + 0.500%) (3)	1,250,000	1,246,409
3.327%, 05/22/2020 (3 Month LIBOR USD + 0.650%) (3)	5,400,000	5,370,868
Masco Corp.:
7.125%, 03/15/2020	40,000	41,785
3.500%, 04/01/2021	3,881,000	3,862,885
5.950%, 03/15/2022	10,275,000	10,888,126
McKesson Corp.,
3.650%, 11/30/2020	9,850,000	9,897,100
Medtronic, Inc.,
3.588%, 03/15/2020 (3 Month LIBOR USD + 0.800%) (3)	2,250,000	2,259,837
Microchip Technology, Inc.,
3.922%, 06/01/2021 (2)	28,643,000	28,413,503
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (2)	31,303,000	31,000,833
Mondelez International Holdings Netherlands BV,
1.625%, 10/28/2019 (1)(2)	9,750,000	9,614,233
Motiva Enterprises LLC,
5.750%, 01/15/2020 (2)	3,106,000	3,160,432
Mylan NV:
2.500%, 06/07/2019 (1)	3,847,000	3,828,907
3.750%, 12/15/2020 (1)	1,873,000	1,872,128
Mylan, Inc.,
3.125%, 01/15/2023 (2)	3,000,000	2,813,191
NetApp, Inc.,
2.000%, 09/27/2019	5,000,000	4,945,122
Newell Brands, Inc.,
2.600%, 03/29/2019	798,000	796,670
Nissan Motor Acceptance Corp.:
2.150%, 07/13/2020 (2)	20,000,000	19,520,178
2.150%, 09/28/2020 (2)	4,300,000	4,178,460
Norfolk Southern Railway Co.,
9.750%, 06/15/2020	2,000,000	2,186,447
Northern Border Pipeline Co.,
7.500%, 09/15/2021	4,500,000	4,869,832
Nutrien Ltd.:
6.500%, 05/15/2019 (1)	13,500,000	13,654,504
4.875%, 03/30/2020 (1)	13,000,000	13,226,596
ONEOK Partners LP:
8.625%, 03/01/2019	1,500,000	1,510,623
3.800%, 03/15/2020	2,800,000	2,805,031
Pentair Finance SA,
2.650%, 12/01/2019 (1)	10,353,000	10,274,020
Pernod Ricard SA,
5.750%, 04/07/2021 (1)(2)	6,375,000	6,681,577
Perrigo Finance Unlimited Co.:
3.500%, 03/15/2021 (1)	3,138,000	3,084,666
3.500%, 12/15/2021 (1)	5,855,000	5,629,540
Reliance Holding USA, Inc.,
4.500%, 10/19/2020 (2)	16,778,000	16,971,253
Republic Services, Inc.,
5.500%, 09/15/2019	6,446,000	6,545,864
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,400,000	1,400,000
Rolls-Royce PLC,
2.375%, 10/14/2020 (1)(2)	5,000,000	4,918,767
Royal Caribbean Cruises Ltd.,
2.650%, 11/28/2020 (1)	5,000,000	4,908,267
Ryder System, Inc.,
3.500%, 06/01/2021	6,150,000	6,157,935
Sabine Pass Liquefaction LLC,
5.625%, 02/01/2021	16,550,000	17,051,929
Seagate HDD Cayman,
4.250%, 03/01/2022 (1)	14,461,000	13,820,116
Sherwin-Williams Co.:
7.250%, 06/15/2019	2,513,000	2,557,020
2.250%, 05/15/2020	6,200,000	6,105,075
Shire Acquisitions Investments Ireland DAC:
1.900%, 09/23/2019 (1)	9,775,000	9,638,011
2.400%, 09/23/2021 (1)	19,450,000	18,807,836
Smithfield Foods, Inc.:
2.700%, 01/31/2020 (2)	14,875,000	14,673,607
2.650%, 10/03/2021 (2)	16,000,000	15,291,258
Solvay Finance America LLC,
3.400%, 12/03/2020 (2)	8,790,000	8,785,245
Spirit AeroSystems, Inc.,
3.588%, 06/15/2021 (3 Month LIBOR USD + 0.800%) (3)	9,300,000	9,229,262
Stryker Corp.,
2.000%, 03/08/2019	6,250,000	6,240,186
Suntory Holdings Ltd.,
2.550%, 06/28/2022 (1)(2)	600,000	575,067
Tech Data Corp.,
3.700%, 02/15/2022	10,000,000	9,811,153
Telefonica Emisiones SAU,
5.462%, 02/16/2021 (1)	12,577,000	13,034,161
Teva Pharmaceutical Finance Netherlands III BV:
1.700%, 07/19/2019 (1)	7,000,000	6,891,340
2.200%, 07/21/2021 (1)	15,654,000	14,389,345
Time Warner Cable LLC:
8.750%, 02/14/2019	4,395,000	4,419,539
8.250%, 04/01/2019	2,564,000	2,592,774
4.000%, 09/01/2021	9,700,000	9,641,050
Total System Services, Inc.,
3.800%, 04/01/2021	7,960,000	7,958,417
TransCanada PipeLines Ltd.,
3.125%, 01/15/2019 (1)	6,800,000	6,799,395
TTX Co.:
2.250%, 02/01/2019 (2)	7,450,000	7,441,817
4.400%, 05/01/2021 (2)	2,100,000	2,140,663
United Technologies Corp.:
3.279%, 08/16/2021 (3 Month LIBOR USD + 0.650%) (3)	5,800,000	5,778,203
3.350%, 08/16/2021	3,000,000	2,991,882
Vale Overseas Ltd.,
4.375%, 01/11/2022 (1)	1,968,000	2,002,440
Verisk Analytics, Inc.:
4.875%, 01/15/2019	19,150,000	19,156,664
5.800%, 05/01/2021	8,511,000	8,947,221
Verizon Communications, Inc.,
2.946%, 03/15/2022	30,880,000	30,554,666
Vodafone Group Plc:
2.500%, 09/26/2022 (1)	3,000,000	2,879,443
3.426%, 01/16/2024 (3 Month LIBOR USD + 0.990%) (1)(3)	15,000,000	14,632,375
Volkswagen Group of America Finance LLC:
2.400%, 05/22/2020 (2)	5,270,000	5,188,069
4.000%, 11/12/2021 (2)	24,700,000	24,684,660
Vulcan Materials Co.:
3.388%, 06/15/2020 (3 Month LIBOR USD + 0.600%) (3)	11,630,000	11,556,795
3.388%, 03/01/2021 (3 Month LIBOR USD + 0.650%) (3)	16,000,000	15,879,899
Walgreen Co.,
5.250%, 01/15/2019	2,330,000	2,331,436
Williams Companies, Inc.:
7.875%, 09/01/2021	3,000,000	3,276,167
3.700%, 01/15/2023	13,187,000	12,864,054
Williams Partners LP,
3.600%, 03/15/2022	4,750,000	4,660,747
Yara International ASA,
7.875%, 06/11/2019 (1)(2)	500,000	509,361
Zimmer Holdings, Inc.:
2.700%, 04/01/2020	27,610,000	27,346,513
3.150%, 04/01/2022	2,190,000	2,141,186
Zoetis, Inc.,
3.450%, 11/13/2020	7,932,000	7,953,878
		1,789,945,224	30.9%
Utilities
Dominion Resources, Inc.,
2.962%, 07/01/2019 (7)	4,000,000	3,985,775
EDP Finance BV:
4.125%, 01/15/2020 (1)(2)	12,071,000	12,083,554
5.250%, 01/14/2021 (1)(2)	2,840,000	2,886,269
Enel Finance International NV,
2.875%, 05/25/2022 (1)(2)	4,233,000	3,988,361
Exelon Corp.:
2.850%, 06/15/2020	2,425,000	2,405,784
5.150%, 12/01/2020	7,775,000	7,945,686
2.450%, 04/15/2021	800,000	782,430
Exelon Generation Co. LLC:
2.950%, 01/15/2020	7,500,000	7,463,898
4.000%, 10/01/2020	8,300,000	8,333,925
Fortis, Inc.,
2.100%, 10/04/2021 (1)	2,100,000	2,018,869
Iberdrola Finance Ireland Ltd.,
5.000%, 09/11/2019 (1)(2)	2,400,000	2,422,690
Mississippi Power Co.,
3.472%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	5,475,000	5,465,739
NV Energy, Inc.,
6.250%, 11/15/2020	1,668,000	1,752,492
Orange Cogen Funding Corp.,
8.175%, 03/15/2022 (2)	6,646,590	7,257,376
Sempra Energy:
9.800%, 02/15/2019	2,575,000	2,592,169
2.936%, 01/15/2021 (3 Month LIBOR USD + 0.500%) (3)	1,425,000	1,401,068
Southern Co.,
2.750%, 06/15/2020	19,000,000	18,789,485
Southern Power Co.,
1.950%, 12/15/2019	4,600,000	4,530,595
UIL Holdings Corp.,
4.625%, 10/01/2020	1,750,000	1,791,924
		97,898,089	1.7%
Financials
ABN AMRO Bank NV:
1.800%, 09/20/2019 (1)(2)	4,750,000	4,702,215
3.400%, 08/27/2021 (1)(2)	15,000,000	14,969,760
Air Lease Corp.:
3.875%, 04/01/2021	6,885,000	6,893,767
3.375%, 06/01/2021	3,000,000	2,971,376
3.500%, 01/15/2022	16,825,000	16,557,366
2.625%, 07/01/2022	1,239,000	1,174,453
American International Group, Inc.:
3.375%, 08/15/2020	2,000,000	2,004,498
6.400%, 12/15/2020	16,900,000	17,846,228
Anthem, Inc.,
2.500%, 11/21/2020	14,325,000	14,128,239
ANZ New Zealand (Int'l) Ltd.:
2.600%, 09/23/2019 (1)(2)	3,350,000	3,339,004
2.200%, 07/17/2020 (1)(2)	10,000,000	9,831,910
2.850%, 08/06/2020 (1)(2)	3,000,000	2,976,331
2.125%, 07/28/2021 (1)(2)	2,013,000	1,946,332
Assurant, Inc.,
4.072%, 03/26/2021 (3 Month LIBOR USD + 1.250%) (3)	8,000,000	7,997,159
Bank of America Corp.:
2.600%, 01/15/2019	5,750,000	5,748,880
5.625%, 07/01/2020	2,000,000	2,067,562
5.875%, 01/05/2021	10,000,000	10,524,271
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	10,000,000	9,821,045
2.328%, 10/01/2021 (3 Month LIBOR USD + 0.630%) (3)	10,000,000	9,804,808
3.499%, 05/17/2022 (3 Month LIBOR USD + 0.630%) (3)	5,000,000	5,000,751
Bank of Montreal,
3.100%, 04/13/2021 (1)	15,000,000	14,992,467
Bank of Nova Scotia,
3.125%, 04/20/2021 (1)	20,000,000	19,968,464
Banque Federative du Credit Mutuel SA:
2.000%, 04/12/2019 (1)(2)	18,600,000	18,538,853
2.200%, 07/20/2020 (1)(2)	5,000,000	4,908,258
2.750%, 10/15/2020 (1)(2)	2,200,000	2,177,914
2.700%, 07/20/2022 (1)(2)	2,800,000	2,712,962
Barclays Bank PLC:
5.140%, 10/14/2020 (1)	5,506,000	5,565,599
10.179%, 06/12/2021 (1)(2)	7,179,000	8,070,259
Barclays PLC:
2.875%, 06/08/2020 (1)	3,000,000	2,944,416
3.250%, 01/12/2021 (1)	15,175,000	14,860,847
BNP Paribas SA:
2.375%, 05/21/2020 (1)	3,225,000	3,189,791
2.950%, 05/23/2022 (1)(2)	13,475,000	12,986,179
BNZ International Funding Ltd,
2.900%, 02/21/2022 (1)(2)	1,950,000	1,911,865
BPCE SA:
2.500%, 07/15/2019 (1)	1,000,000	996,161
3.000%, 05/22/2022 (1)(2)	17,380,000	16,788,037
Capital One Financial Corp.:
2.500%, 05/12/2020	10,400,000	10,265,420
3.450%, 04/30/2021	7,125,000	7,121,651
Capital One NA:
2.400%, 09/05/2019	9,300,000	9,243,525
1.850%, 09/13/2019	5,000,000	4,945,259
Cigna Corp.,
3.400%, 09/17/2021 (2)	3,000,000	2,993,176
Citigroup, Inc.:
2.450%, 01/10/2020	14,825,000	14,705,951
2.700%, 03/30/2021	10,000,000	9,851,498
Citizens Bank NA:
2.250%, 03/02/2020	5,000,000	4,946,472
2.200%, 05/26/2020	9,100,000	8,969,615
CNA Financial Corp.,
5.750%, 08/15/2021	6,000,000	6,332,044
Comerica Bank,
2.500%, 06/02/2020	7,000,000	6,913,052
Compass Bank:
2.750%, 09/29/2019	9,906,000	9,853,986
5.500%, 04/01/2020	1,360,000	1,390,247
3.500%, 06/11/2021	16,200,000	16,154,846
Credit Agricole SA,
3.375%, 01/10/2022 (1)(2)	10,000,000	9,836,323
Credit Suisse:
2.750%, 03/26/2020 (1)	9,000,000	8,902,901
3.450%, 04/16/2021 (1)	7,000,000	6,974,846
Credit Suisse AG,
5.400%, 01/14/2020 (1)	8,084,000	8,209,042
Deutsche Bank AG:
3.895%, 01/18/2019 (3 Month LIBOR USD + 1.450%) (1)(3)	4,000,000	3,998,156
2.500%, 02/13/2019 (1)	8,000,000	7,984,802
2.950%, 08/20/2020 (1)	4,400,000	4,270,714
3.125%, 01/13/2021 (1)	5,515,000	5,337,470
3.150%, 01/22/2021 (1)	3,000,000	2,899,137
4.250%, 10/14/2021 (1)	5,000,000	4,888,763
Discover Bank:
8.700%, 11/18/2019	7,395,000	7,712,727
3.100%, 06/04/2020	8,735,000	8,675,183
Discover Financial Services,
5.200%, 04/27/2022	4,531,000	4,700,612
DNB Bank ASA,
2.125%, 10/02/2020 (1)(2)	14,300,000	14,018,266
First Horizon National Corp.,
3.500%, 12/15/2020	11,148,000	11,147,323
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	3,850,000	4,003,810
First Tennessee Bank NA,
2.950%, 12/01/2019	15,286,000	15,167,511
FMR LLC,
7.490%, 06/15/2019 (2)	1,000,000	1,018,762
Goldman Sachs Group, Inc.,
2.876%, 10/31/2022 (3 Month LIBOR USD + 0.821%) (3)	12,000,000	11,654,502
3.497%, 10/23/2019 (3 Month LIBOR USD + 1.020%) (3)	2,751,000	2,753,952
3.000%, 04/26/2022	5,000,000	4,842,216
Guardian Life Global Funding,
2.000%, 04/26/2021 (2)	7,825,000	7,625,499
Hartford Financial Services Group, Inc.:
6.000%, 01/15/2019	455,000	455,347
5.500%, 03/30/2020	1,947,000	1,997,877
HSBC Bank USA NA,
4.875%, 08/24/2020	10,000,000	10,245,819
HSBC Holdings PLC,
3.400%, 03/08/2021 (1)	5,000,000	4,987,024
HSBC USA, Inc.:
3.228%, 11/13/2019 (3 Month LIBOR USD + 0.610%) (3)	9,750,000	9,759,005
5.000%, 09/27/2020	4,805,000	4,906,911
Humana, Inc.,
2.500%, 12/15/2020	9,625,000	9,479,803
Huntington Bancshares, Inc.,
3.150%, 03/14/2021	1,335,000	1,329,056
Huntington National Bank,
3.250%, 05/14/2021	5,000,000	4,987,565
ING Bank NV:
1.650%, 08/15/2019 (1)(2)	10,000,000	9,905,146
2.500%, 10/01/2019 (1)(2)	8,961,000	8,920,228
5.000%, 06/09/2021 (1)(2)	7,250,000	7,508,454
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	9,377,000	9,190,737
Jackson National Life Global Funding,
2.200%, 01/30/2020 (2)	24,125,000	23,897,963
Jefferies Group LLC:
8.500%, 07/15/2019	1,500,000	1,539,234
6.875%, 04/15/2021	7,133,000	7,590,478
JPMorgan Chase & Co.:
2.250%, 01/23/2020	8,100,000	8,019,323
2.295%, 08/15/2021	10,550,000	10,293,031
3.514%, 06/18/2022 (3 Month LIBOR USD + 0.610%) (3)	23,000,000	23,052,040
KEB Hana Bank,
1.750%, 10/18/2019 (1)(2)	18,000,000	17,813,880
KeyBank NA:
2.350%, 03/08/2019	6,500,000	6,491,623
3.180%, 05/22/2022	9,972,000	9,928,387
Kookmin Bank,
1.625%, 08/01/2019 (1)(2)	8,000,000	7,913,320
Lloyds Bank PLC:
2.050%, 01/22/2019 (1)	4,000,000	3,996,857
6.500%, 09/14/2020 (1)(2)	1,543,000	1,600,263
Macquarie Bank Ltd.,
2.400%, 01/21/2020 (1)(2)	13,000,000	12,884,802
Macquarie Group Ltd,
6.000%, 01/14/2020 (1)(2)	15,475,000	15,885,521
Manufacturers & Traders Trust Co.,
3.721%, 12/28/2020 (1 Month LIBOR USD + 1.215%) (3)	282,000	282,070
Marsh & McLennan Cos, Inc.,
2.750%, 01/30/2022	7,000,000	6,860,960
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 09/13/2021 (1)	15,000,000	14,480,158
Mitsubishi UFJ Trust & Banking Corp.,
2.650%, 10/19/2020 (1)(2)	4,550,000	4,500,145
Mizuho Bank Ltd.,
2.450%, 04/16/2019 (1)(2)	2,400,000	2,396,094
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021 (1)(2)	12,350,000	12,115,765
3.905%, 04/12/2021 (3 Month LIBOR USD + 1.480%) (1)(2)(3)	3,000,000	3,035,316
2.273%, 09/13/2021 (1)	8,330,000	8,065,465
2.953%, 02/28/2022 (1)	3,700,000	3,627,360
Morgan Stanley:
7.300%, 05/13/2019	15,125,000	15,354,574
3.649%, 01/27/2020 (3 Month LIBOR USD + 1.140%) (3)	4,000,000	4,016,433
3.168%, 02/10/2021 (3 Month LIBOR USD + 0.550%) (3)	9,850,000	9,739,931
3.399%, 07/22/2022 (3 Month LIBOR USD + 0.930%) (3)	10,000,000	9,859,642
National Australia Bank Ltd.,
2.250%, 01/10/2020 (1)	24,600,000	24,391,390
National Bank of Canada,
2.150%, 06/12/2020 (1)	23,525,000	23,183,701
Nomura Holdings, Inc.:
2.750%, 03/19/2019 (1)	5,313,000	5,308,448
6.700%, 03/04/2020 (1)	3,654,000	3,795,069
Nordea Bank AB:
4.875%, 05/13/2021 (1)(2)	8,980,000	9,133,459
4.250%, 09/21/2022 (1)(2)	5,385,000	5,412,553
Pricoa Global Funding I,
1.450%, 09/13/2019 (2)	12,000,000	11,870,665
Principal Life Global Funding II:
1.500%, 04/18/2019 (2)	3,000,000	2,986,288
2.150%, 01/10/2020 (2)	19,100,000	18,900,396
Protective Life Global Funding:
1.555%, 09/13/2019 (2)	18,000,000	17,789,073
2.161%, 09/25/2020 (2)	10,000,000	9,821,590
Prudential Financial, Inc.,
7.375%, 06/15/2019	7,000,000	7,126,976
RBC USA Holdco Corp.,
5.250%, 09/15/2020	3,310,000	3,411,585
Regions Bank,
3.374%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	14,000,000	13,942,619
Regions Financial Corp.,
3.200%, 02/08/2021	16,500,000	16,394,464
Reliance Standard Life Global Funding II,
2.500%, 01/15/2020 (2)	6,000,000	5,942,643
Royal Bank of Scotland Group PLC,
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	8,000,000	7,692,939
5.625%, 08/24/2020 (1)	2,450,000	2,529,785
6.125%, 01/11/2021 (1)	9,517,000	9,911,251
Santander Holdings USA, Inc.,
4.450%, 12/03/2021	10,000,000	10,173,256
Santander UK Group Holdings PLC:
2.875%, 10/16/2020 (1)	1,030,000	1,012,031
3.125%, 01/08/2021 (1)	3,500,000	3,436,013
2.875%, 08/05/2021 (1)	2,970,000	2,865,022
Santander UK PLC,
2.125%, 11/03/2020 (1)	5,200,000	5,078,735
Skandinaviska Enskilda Banken AB:
2.375%, 03/25/2019 (1)(2)	950,000	948,248
2.450%, 05/27/2020 (1)(2)	4,700,000	4,646,782
SMBC Aviation Capital Finance DAC,
2.650%, 07/15/2021 (1)(2)	1,300,000	1,265,297
Standard Chartered PLC:
2.100%, 08/19/2019 (1)(2)	4,500,000	4,460,484
2.400%, 09/08/2019 (1)(2)	4,225,000	4,197,605
2.250%, 04/17/2020 (1)(2)	5,000,000	4,900,640
3.050%, 01/15/2021 (1)(2)	17,271,000	17,013,524
Stifel Financial Corp.,
3.500%, 12/01/2020	27,373,000	27,370,166
Sumitomo Mitsui Banking Corp.,
2.450%, 01/16/2020 (1)	4,500,000	4,464,187
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019 (1)(2)	22,400,000	22,361,116
SunTrust Bank,
3.525%, 10/26/2021 (3 Month LIBOR USD + 0.500%) (3)	15,000,000	15,017,931
Svenska Handelsbanken AB,
3.727%, 10/01/2020 (3 Month LIBOR USD + 0.930%) (1)(3)	10,000,000	10,116,670
Synchrony Financial:
2.600%, 01/15/2019	2,000,000	1,999,318
3.000%, 08/15/2019	13,350,000	13,261,880
2.700%, 02/03/2020	6,600,000	6,487,884
3.750%, 08/15/2021	8,489,000	8,261,465
Trinity Acquisition PLC,
3.500%, 09/15/2021 (1)	12,885,000	12,759,809
UBS Group Funding Jersey Ltd.,
3.000%, 04/15/2021 (1)(2)	3,000,000	2,976,798
UBS Group Funding Switzerland AG:
2.950%, 09/24/2020 (1)(2)	11,600,000	11,477,355
4.264%, 09/24/2020 (3 Month LIBOR USD + 1.440%) (1)(2)(3)	2,000,000	2,026,526
2.650%, 02/01/2022 (1)(2)	9,471,000	9,166,751
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019 (2)	8,000,000	7,964,577
3.250%, 10/05/2020 (2)	6,000,000	5,991,668
Wells Fargo & Co.:
3.200%, 01/30/2020 (3 Month LIBOR USD + 0.680%) (3)	1,975,000	1,978,940
2.500%, 03/04/2021	3,900,000	3,835,934
Wells Fargo Bank NA,
3.325%, 07/23/2021 (3 Month LIBOR USD + 0.490%) (3)	15,000,000	14,985,381
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	13,085,000	13,684,356
Zions Bancorp NA,
3.500%, 08/27/2021	11,700,000	11,663,725
		1,347,535,861	23.5%
Total Corporate Bonds		3,235,379,174	56.1%
Municipal Bonds
City of Pittsburg CA,
5.864%, 07/01/2021	1,515,000	1,574,812
City of Williston ND,
3.100%, 07/15/2025 (Callable 01/14/2019)	630,000	630,044
County of Sonoma CA,
5.070%, 12/01/2022	16,840,000	17,613,124
Fresno Joint Powers Financing Authority,
2.880%, 04/01/2021	1,685,000	1,662,606
Illinois Housing Development Authority,
4.000%, 02/01/2034 (Callable 08/01/2025)	6,860,000	6,920,780
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2019)	170,000	172,438
Memphis-Shelby County Industrial Development Board,
2.222%, 11/01/2020	5,990,000	5,903,564
New Hampshire Housing Finance Authority,
4.000%, 07/01/2036 (Callable 07/10/2024)	6,595,000	6,653,564
New Jersey Economic Development Authority,
–%, 02/15/2021	1,440,000	1,333,872
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023	2,195,000	2,346,235
5.976%, 03/01/2024	7,305,000	7,608,231
Rhode Island Housing & Mortgage Finance Corp.,
3.000%, 10/01/2034 (Callable 10/01/2022)	4,045,000	4,004,510
State of Hawaii Department of Business Economic Development & Tourism,
1.467%, 07/01/2022	6,748,364	6,683,917
		63,107,697	1.1%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 2.656%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	2,102,641	2,091,094
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 2.956%, 10/25/2035 (1 Month LIBOR USD + 0.450%) (3)	11,981,651	11,992,109
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	84,219	84,784
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	57,416	57,038
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	109,987	110,538
Series 2004-8CB, Class A, 2.776%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	2,952,191	2,931,511
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 (6)	68,099	67,045
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	627,032	489,064
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 2.846%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	4,620,513	4,609,400
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1, 2.721%, 01/25/2036 (1 Month LIBOR USD + 0.215%) (3)	6,513,274	6,479,485
Banc of America Mortgage Trust,
Series 2004-B, Class 2A2, 3.928%, 03/25/2034 (4)	1,081,608	1,097,470
Carrington Mortgage Loan Trust:
Series 2006-NC1, Class A3, 2.716%, 01/25/2036 (1 Month LIBOR USD + 0.210%) (3)	1,288,004	1,287,467
Series 2006-OPT1, Class A3, 2.686%, 02/25/2036 (1 Month LIBOR USD + 0.180%) (3)	875,505	874,161
Series 2007-HE1, Class A2, 2.656%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	7,768,764	7,702,284
Countrywide Asset-Backed Certificates:
Series 2006-2, Class 2A3, 2.806%, 06/25/2036 (1 Month LIBOR USD + 0.300%) (3)	8,351,365	8,318,726
Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 (4)	319,711	318,581
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 (4)(6)	602,098	555,416
CWABS Asset-Backed Certificates Trust,
Series 2005-16, Class 3AV, 2.736%, 05/25/2036 (1 Month LIBOR USD + 0.230%) (3)	904,353	903,816
GSAA Trust:
Series 2005-8, Class A4, 2.776%, 06/25/2035 (1 Month LIBOR USD + 0.270%) (3)	2,235,010	2,227,289
Series 2005-6, Class A3, 2.876%, 06/25/2035 (1 Month LIBOR USD + 0.370%) (3)	651,981	647,770
GSAMP Trust,
Series 2006-HE7, Class A2D, 2.736%, 10/25/2046 (1 Month LIBOR USD + 0.230%) (3)	9,466,803	9,373,522
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 2.636%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	2,004,858	1,997,690
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 4.314%, 07/25/2035 (4)	621,210	622,693
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 10/1/2031	45,889	44,088
Series 2003-9, Class 3A1, 4.750%, 01/25/2019	87	87
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	3,314,582	3,467,636
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%, 05/25/2058 (2)(4)	1,090,330	1,081,729
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.736%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	3,079,345	3,066,546
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A3, 2.676%, 03/25/2036 (1 Month LIBOR USD + 0.170%) (3)	585,919	585,339
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.956%, 09/25/2035 (1 Month LIBOR USD + 0.450%) (3)	532,728	532,855
Popular ABS Mortgage Pass-Through Trust,
Series 2005-B, Class M2, 3.166%, 08/25/2035 (1 Month LIBOR USD + 0.660%) (3)	1,154,128	1,155,490
RASC Series Trust:
Series 2005-AHL2, Class A3, 2.856%, 10/25/2035 (1 Month LIBOR USD + 0.350%) (3)	956,031	955,749
Series 2005-KS11, Class M1, 2.906%, 12/25/2035 (1 Month LIBOR USD + 0.400%) (3)	7,874,603	7,884,584
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037 (7)	1,914,212	827,977
Saxon Asset Securities Trust,
Series 2006-2, Class A3C, 2.656%, 09/25/2036 (1 Month LIBOR USD + 0.150%) (3)	776,240	771,995
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3, 2.686%, 05/25/2036 (1 Month LIBOR USD + 0.180%) (3)	2,796,855	2,786,572
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 3.506%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	4,510,131	4,503,951
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034 (7)	83,138	84,056
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 4.337%, 10/25/2043 (4)	5,815,597	5,889,450
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055 (2)(4)	1,562,669	1,540,897
Series 2015-4, Class A1, 3.500%, 04/25/2055 (2)(4)	3,365,154	3,352,607
Series 2016-5, Class A1, 2.500%, 10/25/2056 (2)(4)	9,384,502	9,097,922
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	17,684,152	17,298,712
Series 2017-5, Class A1, 2.915%, 02/25/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	12,876,463	12,806,156
Series 2017-2, Class A1, 2.750%, 04/25/2057 (2)(4)	4,939,239	4,830,384
Series 2017-3, Class A1, 2.750%, 07/25/2057 (2)(4)	15,484,201	15,075,471
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	13,862,740	13,870,362
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	10,620	10,653
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	22,425	22,548
Series 2004-AR3, Class A1, 3.958%, 06/25/2034 (4)	4,410,982	4,479,444
		180,862,213	3.2%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K008, Class A2, 3.531%, 06/25/2020	27,325,000	27,466,380
Series K010, Class A2, 4.333%, 10/25/2020 (4)	14,775,000	15,109,107
Series K014, Class A2, 3.871%, 04/25/2021	10,045,999	10,223,692
		52,799,179	0.9%
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2012-CR1, Class ASB, 3.053%, 05/15/2045	18,071,843	18,047,574
GS Mortgage Securities Trust,
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	8,112,000	8,215,734
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	12,825,197	12,616,373
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	2,593,440	2,610,719
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class ASB, 3.761%, 08/15/2046 (4)	17,077,881	17,236,154
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.657%, 05/15/2046	17,785,673	17,541,827
Series 2013-C8, Class ASB, 2.699%, 12/15/2048	12,240,796	12,119,790
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	7,050,000	7,085,881
		95,474,052	1.7%
Total Commercial Mortgage-Backed Securities		148,273,231	2.6%

Asset Backed Securities
Ally Auto Receivables Trust,
Series 2018-3, Class A3, 3.000%, 01/17/2023	8,000,000	7,993,435
American Express Credit Account Master Trust,
Series 2017-6, Class A, 2.040%, 05/15/2023	11,600,000	11,421,130
BA Credit Card Trust,
Series 2018-A2, Class A2, 3.000%, 09/15/2023	29,775,000	29,859,135
Bank of The West Auto Trust:
Series 2018-1, Class A3, 3.430%, 12/15/2022 (2)	17,550,000	17,660,103
Series 2017-1, Class A3, 2.110%, 01/15/2023 (2)	7,500,000	7,408,540
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A, 2.200%, 12/15/2022	6,750,000	6,685,650
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	42,500,000	41,840,183
Carmax Auto Owner Trust,
Series 2018-4, Class A3, 3.360%, 09/15/2023	11,300,000	11,377,402
Chesapeake Funding II LLC,
Series 2018-1A, Class A1, 3.040%, 04/15/2030 (2)	11,352,293	11,344,403
Citibank Credit Card Issuance Trust,
Series 2018-A1, Class A1, 2.490%, 01/20/2023	11,440,000	11,347,749
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	3,928	3,983
Series 1998-3, Class A5, 6.220%, 03/01/2030	89,859	93,731
Dell Equipment Finance Trust,
Series 2017-2, Class A3, 2.190%, 10/24/2022 (2)	10,000,000	9,928,164
Ford Credit Auto Owner Trust:
Series 2015-1, Class A, 2.120%, 07/15/2026 (2)	21,170,000	20,953,414
Series 2016-2, Class A, 2.030%, 12/15/2027 (2)	18,225,000	17,778,202
GM Financial Automobile Leasing Trust,
Series 2018-1, Class A3, 2.610%, 01/20/2021	9,875,000	9,827,745
Kookmin Bank,
2.125%, 10/21/2020 (1)(2)	3,400,000	3,325,370
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021 (1)(2)	35,475,000	35,165,626
MMAF Equipment Finance LLC,
Series 2017-AA, Class A3, 2.040%, 02/16/2022 (2)	11,625,000	11,515,887
PFS Financing Corp.:
Series 2016-BA, Class A, 1.870%, 10/15/2021 (2)	15,734,000	15,576,106
Series 2018-B, Class A, 2.890%, 02/15/2023 (2)	11,600,000	11,504,755
Series 2018-F, Class A, 3.520%, 10/16/2023 (2)	5,700,000	5,755,708
Santander Retail Auto Lease Trust,
Series 2017-A, Class A4, 2.370%, 01/20/2022 (2)	3,148,000	3,115,294
SoFi Consumer Loan Program,
Series 2017-3, Class A, 2.770%, 05/25/2026 (2)	5,076,896	5,031,720
SoFi Consumer Loan Program LLC,
Series 2017-4, Class A, 2.500%, 05/26/2026 (2)	3,018,541	2,983,589
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	33,645,000	33,950,705
TCF Auto Receivables Owner Trust,
Series 2016-1A, Class A4, 2.030%, 02/15/2022 (2)	14,404,000	14,286,268
Tesla Auto Lease Trust,
Series 2018-B, Class A, 3.710%, 08/20/2021 (2)	7,275,000	7,292,395
Verizon Owner Trust:
Series 2017-1A, Class A, 2.060%, 09/20/2021 (2)	5,670,000	5,627,718
Series 2018-1A, Class A1A, 2.820%, 09/20/2022 (2)	28,600,000	28,517,680
Volvo Financial Equipment LLC,
Series 2018-1A, Class A3, 2.540%, 02/15/2022 (2)	12,800,000	12,702,709
World Financial Network Credit Card Master Trust:
Series 2017-C, Class A, 2.310%, 08/15/2024	19,279,000	19,009,728
Series 2016-A, Class A, 2.030%, 04/15/2025	13,000,000	12,660,343
		443,544,570	7.7%
Total Long-Term Investments (Cost $5,709,298,324)		5,675,707,442	98.8%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29% (5)	95,794,117	95,794,117
Total Short-Term Investment (Cost $95,794,117)		95,794,117	1.7%
Total Investments (Cost $5,805,092,441)		5,771,501,559	100.5%
Liabilities in Excess of Other Assets		(30,264,800)	(0.5)%
TOTAL NET ASSETS		$5,741,236,759	100.0%

Notes to Schedule of Investments
(1)	Foreign security.
(2)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $1,458,367,499, which represents 25.40% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$1,502,918,463	$–	$1,502,918,463
Other Government Related Securities	–	101,622,094	–	101,622,094
Corporate Bonds	–	3,235,379,174	–	3,235,379,174
Municipal Bonds	–	63,107,697	–	63,107,697
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	180,862,213	–	180,862,213
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	52,799,179	–	52,799,179
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	95,474,052	–	95,474,052
Asset Backed Securities	–	443,544,570	–	443,544,570
Total Long-Term Investments	–	5,675,707,442	–	5,675,707,442
Short-Term Investment
Money Market Mutual Fund	95,794,117	–	–	95,794,117
Total Short-Term Investment	95,794,117	–	–	95,794,117
Total Investments	$95,794,117	$5,675,707,442	$–	$5,771,501,559

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.375%, 08/31/2020	$157,725,000	$154,749,173
1.750%, 03/31/2022	239,300,000	233,934,444
1.875%, 03/31/2022	295,550,000	290,008,438
2.500%, 05/15/2024	282,800,000	282,280,796
2.250%, 11/15/2025	152,875,000	149,501,001
2.000%, 11/15/2026	109,975,000	104,978,870
2.250%, 11/15/2027	133,225,000	128,692,227
		1,344,144,949	40.6%
Other Government Related Securities
CDP Financial, Inc.,
4.400%, 11/25/2019 (1)(2)	1,000,000	1,014,323
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (1)(2)	1,150,000	1,157,199
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 (1)	2,000,000	1,930,340
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 (1)	5,150,000	5,220,900
Electricite de France SA,
2.350%, 10/13/2020 (1)(2)	8,875,000	8,748,015
Export-Import Bank of Korea,
2.250%, 01/21/2020 (1)	3,200,000	3,171,859
KFW,
4.875%, 06/17/2019 (1)	3,250,000	3,284,622
Petroleos Mexicanos,
5.500%, 01/21/2021 (1)	2,000,000	1,991,940
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (1)(2)	3,000,000	2,963,136
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019 (1)(2)	3,000,000	2,968,473
2.750%, 05/03/2021 (1)(2)	5,300,000	5,206,455
		37,657,262	1.1%
Corporate Bonds
Industrials
Abbott Laboratories,
3.400%, 11/30/2023	4,600,000	4,585,971
Agilent Technologies, Inc.,
3.050%, 09/22/2026	1,450,000	1,341,800
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022 (1)(2)	7,400,000	7,140,842
Anadarko Holding Co.,
7.500%, 10/15/2026	1,288,000	1,451,240
Anadarko Petroleum Corp.,
6.950%, 06/15/2019	1,000,000	1,013,947
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	4,455,000	4,331,813
Anheuser-Busch InBev Worldwide, Inc.,
3.650%, 02/01/2026 (2)	3,775,000	3,569,445
AT&T, Inc.:
3.950%, 01/15/2025	8,000,000	7,822,844
4.300%, 02/15/2030	9,367,000	8,851,681
Boardwalk Pipelines LP,
5.950%, 06/01/2026	1,360,000	1,405,046
Boston Scientific Corp.,
4.125%, 10/01/2023	3,000,000	3,042,397
BP Capital Markets PLC:
4.750%, 03/10/2019 (1)	2,500,000	2,507,603
2.521%, 01/15/2020 (1)	2,650,000	2,641,651
Broadcom Corp. / Broadcom Cayman Finance Ltd.:
2.375%, 01/15/2020	1,500,000	1,481,267
3.000%, 01/15/2022	5,275,000	5,072,985
Bunge Limited Finance Corp.:
3.500%, 11/24/2020	2,500,000	2,493,954
3.750%, 09/25/2027	5,000,000	4,446,489
Campbell Soup Co.,
3.950%, 03/15/2025	8,000,000	7,664,405
Cenovus Energy, Inc.,
5.700%, 10/15/2019 (1)	1,153,846	1,174,501
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028	12,300,000	12,334,519
Charter Communications Operating LLC:
4.464%, 07/23/2022	7,425,000	7,496,321
3.750%, 02/15/2028	3,765,000	3,405,881
4.200%, 03/15/2028	2,000,000	1,884,002
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.450%, 05/01/2020 (2)	4,125,000	4,087,335
CNH Industrial Capital LLC,
3.875%, 10/15/2021	3,000,000	2,979,900
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025	630,000	634,537
Comcast Corp.,
2.750%, 03/01/2023	1,475,000	1,435,577
Constellation Brands, Inc.:
2.700%, 05/09/2022	2,975,000	2,873,496
3.500%, 05/09/2027	3,475,000	3,217,726
Cox Communications, Inc.:
3.250%, 12/15/2022 (2)	3,600,000	3,516,883
3.850%, 02/01/2025 (2)	2,800,000	2,758,499
3.350%, 09/15/2026 (2)	1,700,000	1,568,422
CVS Health Corp.:
2.250%, 08/12/2019	3,375,000	3,358,467
4.000%, 12/05/2023	4,425,000	4,437,644
4.100%, 03/25/2025	3,225,000	3,192,822
Daimler Finance North America LLC:
2.250%, 07/31/2019 (2)	2,300,000	2,283,107
2.200%, 05/05/2020 (2)	5,000,000	4,918,062
3.750%, 11/05/2021 (2)	6,800,000	6,823,184
Deutsche Telekom International Finance BV,
6.000%, 07/08/2019 (1)	1,700,000	1,723,175
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (2)	10,900,000	10,867,788
4.420%, 06/15/2021 (2)	4,000,000	3,993,401
Dollar Tree, Inc.,
3.700%, 05/15/2023	5,050,000	4,965,839
Dow Chemical Co.,
4.550%, 11/30/2025 (2)	2,500,000	2,543,299
DowDuPont, Inc.,
4.493%, 11/15/2025	4,000,000	4,118,304
DXC Technology Co.:
4.450%, 09/18/2022	14,000,000	14,285,683
4.250%, 04/15/2024	1,700,000	1,672,759
Energy Transfer Partners LP:
9.700%, 03/15/2019	2,457,000	2,486,191
4.750%, 01/15/2026	10,206,000	9,916,765
EnLink Midstream Partners LP,
4.400%, 04/01/2024	10,000,000	9,423,832
Enterprise Products Operating LLC,
2.550%, 10/15/2019	3,000,000	2,984,098
EQT Midstream Partners LP,
4.125%, 12/01/2026	5,000,000	4,538,849
ERAC USA Finance LLC:
2.350%, 10/15/2019 (2)	6,650,000	6,605,031
2.600%, 12/01/2021 (2)	4,825,000	4,694,627
Express Scripts Holding Co.,
3.000%, 07/15/2023	5,655,000	5,442,809
Federal Express Corp. Pass Through Trust,
6.845%, 01/15/2019	285,706	286,022
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	5,000,000	4,994,983
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	2,319,000	2,292,326
3.875%, 06/05/2024	1,192,000	1,190,677
3.000%, 08/15/2026	2,000,000	1,839,933
4.250%, 05/15/2028	8,675,000	8,617,891
Fiserv, Inc.:
4.750%, 06/15/2021	1,728,000	1,779,838
3.500%, 10/01/2022	2,900,000	2,880,011
4.200%, 10/01/2028	1,000,000	997,996
FMC Corp.,
4.100%, 02/01/2024	2,000,000	1,998,932
Ford Motor Credit Co. LLC:
5.750%, 02/01/2021	2,000,000	2,039,795
3.336%, 03/18/2021	1,800,000	1,746,563
3.339%, 03/28/2022	2,000,000	1,887,823
2.979%, 08/03/2022	7,000,000	6,469,516
4.250%, 09/20/2022	1,295,000	1,241,448
Fortune Brands Home & Security, Inc.,
4.000%, 09/21/2023	5,775,000	5,713,783
Freeport-McMoRan, Inc.:
3.550%, 03/01/2022	2,000,000	1,892,500
3.875%, 03/15/2023	1,100,000	1,017,500
General Electric Co.:
6.000%, 08/07/2019	774,000	782,337
5.500%, 01/08/2020	731,000	739,611
5.550%, 05/04/2020	816,000	829,985
3.150%, 09/07/2022	3,125,000	2,953,374
General Motors Financial Co., Inc.:
2.350%, 10/04/2019	5,500,000	5,452,084
4.375%, 09/25/2021	5,325,000	5,335,304
3.450%, 01/14/2022	1,475,000	1,429,321
3.150%, 06/30/2022	1,000,000	955,158
4.150%, 06/19/2023	1,325,000	1,291,015
Georgia-Pacific LLC,
5.400%, 11/01/2020 (2)	6,797,000	7,042,876
Glencore Funding LLC:
2.500%, 01/15/2019 (2)	4,400,000	4,398,152
4.125%, 05/30/2023 (2)	1,750,000	1,718,478
4.625%, 04/29/2024 (2)	1,000,000	991,240
4.000%, 03/27/2027 (2)	4,725,000	4,304,370
3.875%, 10/27/2027 (2)	1,150,000	1,028,077
Grupo Bimbo SAB de CV:
4.875%, 06/30/2020 (1)(2)	3,504,000	3,574,072
3.875%, 06/27/2024 (1)(2)	3,000,000	2,946,449
Hutchison Whampoa International Ltd.:
7.625%, 04/09/2019 (1)(2)	5,400,000	5,462,235
4.625%, 01/13/2022 (1)(2)	7,000,000	7,222,439
Hyundai Capital America:
2.500%, 03/18/2019 (2)	1,300,000	1,297,837
2.000%, 07/01/2019 (2)	2,500,000	2,483,930
1.750%, 09/27/2019 (2)	3,000,000	2,960,770
3.450%, 03/12/2021 (2)	9,000,000	8,903,227
Ingersoll-Rand Co.,
6.391%, 11/15/2027 (1)	1,195,000	1,343,055
Johnson Controls International PLC,
4.250%, 03/01/2021 (1)	2,000,000	2,038,364
Keysight Technologies, Inc.,
3.300%, 10/30/2019	4,690,000	4,675,792
Kinder Morgan, Inc.:
5.625%, 11/15/2023 (2)	1,000,000	1,057,142
4.300%, 03/01/2028	5,000,000	4,893,686
7.800%, 08/01/2031	7,000,000	8,386,197
Kraft Heinz Foods Co.:
3.500%, 06/06/2022	2,000,000	1,979,829
6.375%, 07/15/2028	7,629,000	8,234,231
Laboratory Corp. of America Holdings,
4.625%, 11/15/2020	468,000	477,762
LyondellBasell Industries NV,
6.000%, 11/15/2021 (1)	1,100,000	1,162,721
Mead Johnson Nutrition Co.,
3.000%, 11/15/2020	5,400,000	5,384,206
Microchip Technology, Inc.,
3.922%, 06/01/2021 (2)	7,000,000	6,943,914
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019 (2)	1,000,000	1,009,377
Mosaic Co.,
4.250%, 11/15/2023	8,606,000	8,650,125
MPLX LP:
4.875%, 06/01/2025	10,192,000	10,285,385
4.800%, 02/15/2029	3,475,000	3,466,440
Nissan Motor Acceptance Corp.,
3.650%, 09/21/2021 (2)	7,200,000	7,165,503
Noble Energy, Inc.,
4.150%, 12/15/2021	450,000	452,113
Nutrien Ltd.,
3.150%, 10/01/2022 (1)	1,306,000	1,260,669
Nvent Finance Sarl,
3.950%, 04/15/2023 (1)	15,800,000	15,686,976
NXP BV / NXP Funding LLC,
4.875%, 03/01/2024 (1)(2)	5,775,000	5,800,352
ONEOK Partners LP,
5.000%, 09/15/2023	3,300,000	3,400,283
ONEOK, Inc.,
7.500%, 09/01/2023	7,470,000	8,488,014
Penske Truck Leasing Co. LP / PTL Finance Corp.,
3.950%, 03/10/2025 (2)	12,000,000	11,755,479
Phillips 66 Partners LP,
3.605%, 02/15/2025	2,000,000	1,921,471
POSCO:
5.250%, 04/14/2021 (1)(2)	3,000,000	3,117,812
4.000%, 08/01/2023 (1)(2)	5,000,000	5,043,608
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	1,100,000	1,100,357
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,000,000	1,000,000
Roper Technologies, Inc.,
3.800%, 12/15/2026	1,450,000	1,413,840
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	10,302,164
Samarco Mineracao SA,
5.375%, 09/26/2024 (1)(2)(8)	1,675,000	1,310,704
Schneider Electric SE,
2.950%, 09/27/2022 (1)(2)	2,000,000	1,965,150
Smithfield Foods, Inc.:
2.700%, 01/31/2020 (2)	7,118,000	7,021,629
2.650%, 10/03/2021 (2)	8,000,000	7,645,630
Solvay Finance America LLC:
3.400%, 12/03/2020 (2)	4,375,000	4,372,634
4.450%, 12/03/2025 (2)	5,600,000	5,553,064
Sysco Corp.:
2.600%, 10/01/2020	7,600,000	7,518,087
2.500%, 07/15/2021	2,000,000	1,959,561
2.600%, 06/12/2022	150,000	144,649
TC PipeLines LP:
4.375%, 03/13/2025	5,500,000	5,485,755
3.900%, 05/25/2027	8,025,000	7,660,641
Telefonica Emisiones SAU,
5.462%, 02/16/2021 (1)	400,000	414,540
Time Warner, Inc.:
4.700%, 01/15/2021	1,325,000	1,358,695
4.750%, 03/29/2021	2,000,000	2,050,436
3.600%, 07/15/2025	4,000,000	3,788,488
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021 (1)	556,000	620,107
Vale Overseas Ltd.:
4.375%, 01/11/2022 (1)	1,093,000	1,112,128
6.250%, 08/10/2026 (1)	3,460,000	3,736,800
Valero Energy Corp.,
3.400%, 09/15/2026	4,500,000	4,128,018
Verizon Communications, Inc.:
3.376%, 02/15/2025	6,424,000	6,233,907
4.125%, 03/16/2027	3,000,000	3,002,315
4.329%, 09/21/2028	2,051,000	2,059,429
Volkswagen Group of America Finance LLC:
3.558%, 11/12/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	1,800,000	1,782,387
4.000%, 11/12/2021 (2)	8,000,000	7,995,032
Wabtec Corp.:
4.375%, 08/15/2023	7,850,000	7,842,134
3.450%, 11/15/2026	5,000,000	4,494,093
Walgreen Co.,
5.250%, 01/15/2019	605,000	605,373
Western Gas Partners LP,
4.500%, 03/01/2028	7,000,000	6,543,070
WestRock MWV LLC,
7.375%, 09/01/2019	2,033,000	2,079,733
Williams Partners LP:
5.250%, 03/15/2020	1,000,000	1,019,881
4.125%, 11/15/2020	1,625,000	1,637,904
4.300%, 03/04/2024	2,500,000	2,491,285
Yara International ASA,
3.800%, 06/06/2026 (1)(2)	300,000	282,474
Zimmer Biomet Holdings, Inc.,
3.700%, 03/19/2023	10,000,000	9,893,268
Zoetis, Inc.:
3.250%, 02/01/2023	7,150,000	7,041,989
4.500%, 11/13/2025	2,000,000	2,052,681
		641,299,131	19.4%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023 (1)(2)	6,200,000	6,186,230
Edison International:
2.950%, 03/15/2023	2,650,000	2,503,266
4.125%, 03/15/2028	13,600,000	12,871,869
EDP Finance BV,
4.125%, 01/15/2020 (1)(2)	15,000,000	15,015,600
Enel Finance International NV:
3.625%, 05/25/2027 (1)(2)	1,550,000	1,367,326
3.500%, 04/06/2028 (1)(2)	13,550,000	11,616,149
Fortis, Inc.,
2.100%, 10/04/2021 (1)	5,000,000	4,806,831
Mississippi Power Co.,
3.472%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	7,000,000	6,988,159
National Rural Utilities Cooperative Finance Corp.,
2.000%, 01/27/2020	3,000,000	2,971,618
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,448,671
PSEG Power LLC,
5.125%, 04/15/2020	220,000	225,815
RGS I&M Funding Corp.,
9.820%, 06/07/2022	411,732	467,106
Southern Co.,
2.750%, 06/15/2020	3,200,000	3,164,545
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	3,800,000	3,837,502
		74,470,687	2.2%
Financials
ABN AMRO Bank NV,
2.450%, 06/04/2020 (1)(2)	2,650,000	2,615,789
Aetna, Inc.,
2.800%, 06/15/2023	4,000,000	3,804,032
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	3,000,000	2,889,407
American International Group, Inc.:
4.875%, 06/01/2022	6,000,000	6,225,160
4.125%, 02/15/2024	1,000,000	1,004,094
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	716,640
Anthem, Inc.,
3.350%, 12/01/2024	10,000,000	9,741,953
ANZ New Zealand (Int'l) Ltd.:
2.600%, 09/23/2019 (1)(2)	4,140,000	4,126,410
2.850%, 08/06/2020 (1)(2)	4,000,000	3,968,441
2.125%, 07/28/2021 (1)(2)	1,200,000	1,160,258
Banco Santander SA,
3.500%, 04/11/2022 (1)	4,400,000	4,317,897
Bank of America Corp.:
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	11,000,000	10,803,150
3.300%, 01/11/2023	3,350,000	3,299,278
4.000%, 04/01/2024	1,487,000	1,495,242
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	3,000,000	2,844,573
3.705%, 04/24/2028 (3 Month LIBOR USD + 1.512%) (3)	5,000,000	4,796,341
3.419%, 12/20/2028 (3 Month LIBOR USD + 1.040%) (3)	1,338,000	1,249,892
Bank of Nova Scotia,
4.500%, 12/16/2025 (1)	7,000,000	6,970,036
Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.300%, 03/10/2019 (1)(2)	1,125,000	1,123,307
2.300%, 03/05/2020 (1)(2)	3,000,000	2,971,560
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023 (1)(2)	8,000,000	7,985,420
Barclays Bank PLC,
10.179%, 06/12/2021 (1)(2)	5,000,000	5,620,741
Barclays PLC:
3.250%, 01/12/2021 (1)	2,000,000	1,958,596
3.684%, 01/10/2023 (1)	7,000,000	6,725,993
4.337%, 01/10/2028 (1)	2,275,000	2,105,146
BNP Paribas SA,
3.500%, 03/01/2023 (1)(2)	10,000,000	9,695,124
BNZ International Funding Ltd.:
2.350%, 03/04/2019 (1)(2)	3,300,000	3,296,291
2.100%, 09/14/2021 (1)(2)	10,000,000	9,649,212
3.375%, 03/01/2023 (1)(2)	2,000,000	1,975,546
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	11,625,591
BPCE SA:
5.700%, 10/22/2023 (1)(2)	3,950,000	4,089,925
4.000%, 04/15/2024 (1)	3,500,000	3,513,706
4.625%, 07/11/2024 (1)(2)	10,000,000	9,833,252
Capital One NA:
2.250%, 02/13/2019	3,500,000	3,499,065
2.650%, 08/08/2022	12,150,000	11,667,698
Citigroup, Inc.:
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	2,000,000	1,935,457
3.750%, 06/16/2024	500,000	496,494
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	9,000,000	8,684,179
Citizens Bank NA:
2.450%, 12/04/2019	8,500,000	8,439,742
2.550%, 05/13/2021	2,000,000	1,956,158
CNA Financial Corp.:
5.750%, 08/15/2021	1,385,000	1,461,647
4.500%, 03/01/2026	5,000,000	5,040,843
Comerica Bank,
2.500%, 06/02/2020	3,375,000	3,333,079
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (1)(2)	4,335,000	4,397,734
Compass Bank:
2.750%, 09/29/2019	8,000,000	7,957,994
2.875%, 06/29/2022	3,125,000	2,994,445
3.875%, 04/10/2025	4,200,000	4,026,223
Cooperatieve Rabobank UA:
2.500%, 01/19/2021 (1)	8,175,000	8,033,189
4.625%, 12/01/2023 (1)	3,400,000	3,447,363
Credit Agricole SA:
2.750%, 06/10/2020 (1)(2)	3,000,000	2,966,064
3.375%, 01/10/2022 (1)(2)	7,400,000	7,278,879
Credit Suisse AG,
5.300%, 08/13/2019 (1)	3,220,000	3,260,551
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	1,000,000	975,531
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	4,000,000	3,989,647
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023 (1)	8,700,000	8,537,196
Deutsche Bank AG:
2.950%, 08/20/2020 (1)	3,000,000	2,911,850
4.250%, 10/14/2021 (1)	7,000,000	6,844,269
3.300%, 11/16/2022 (1)	5,175,000	4,795,932
Discover Financial Services,
4.100%, 02/09/2027	9,000,000	8,402,118
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,195,198
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	1,618,000	1,682,640
First Tennessee Bank NA,
2.950%, 12/01/2019	500,000	496,124
Goldman Sachs Group, Inc.:
2.550%, 10/23/2019	2,000,000	1,987,366
2.350%, 11/15/2021	2,825,000	2,723,897
3.000%, 04/26/2022	5,000,000	4,842,216
3.500%, 01/23/2025	2,000,000	1,895,822
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	3,500,000	3,280,804
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%) (3)	4,000,000	3,717,482
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	3,000,000	2,887,165
Guardian Life Global Funding:
2.000%, 04/26/2021 (2)	4,000,000	3,898,019
3.400%, 04/25/2023 (2)	9,000,000	8,966,223
Hartford Financial Services Group, Inc.,
5.125%, 04/15/2022	500,000	524,137
High Street Funding Trust I,
4.111%, 02/15/2028 (2)	5,000,000	4,910,200
Highmark, Inc.,
4.750%, 05/15/2021 (2)	2,000,000	2,041,806
HSBC Holdings PLC:
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	10,140,000	9,923,587
3.600%, 05/25/2023 (1)	2,500,000	2,485,725
HSBC USA, Inc.,
2.350%, 03/05/2020	3,500,000	3,464,662
Humana, Inc.,
2.900%, 12/15/2022	6,275,000	6,100,309
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	1,500,000	1,493,322
2.300%, 01/14/2022	1,300,000	1,255,163
Huntington National Bank,
2.875%, 08/20/2020	3,500,000	3,477,251
ING Bank NV:
2.500%, 10/01/2019 (1)(2)	2,475,000	2,463,739
5.000%, 06/09/2021 (1)(2)	2,000,000	2,071,298
5.800%, 09/25/2023 (1)(2)	8,865,000	9,259,747
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	4,500,000	4,410,613
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	10,000,000	9,805,200
Jefferies Group LLC:
8.500%, 07/15/2019	3,325,000	3,411,968
6.875%, 04/15/2021	2,000,000	2,128,271
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.,
4.850%, 01/15/2027	1,425,000	1,361,714
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	11,325,000	13,106,562
JPMorgan Chase & Co.:
2.250%, 01/23/2020	7,875,000	7,796,564
2.295%, 08/15/2021	2,500,000	2,439,107
4.500%, 01/24/2022	3,000,000	3,091,156
3.717%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	5,000,000	4,998,738
KeyBank NA:
3.180%, 05/22/2022	2,750,000	2,737,973
3.400%, 05/20/2026	2,200,000	2,110,248
Liberty Mutual Group, Inc.,
4.250%, 06/15/2023 (2)	2,000,000	2,016,433
Life Storage LP,
3.875%, 12/15/2027	8,000,000	7,613,166
Lloyds Bank PLC:
2.050%, 01/22/2019 (1)	3,000,000	2,997,642
5.800%, 01/13/2020 (1)(2)	2,900,000	2,968,503
3.000%, 01/11/2022 (1)	7,000,000	6,771,644
4.050%, 08/16/2023 (1)	4,000,000	3,951,697
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	1,000,000	991,139
6.625%, 04/07/2021 (1)(2)	5,482,000	5,799,247
Macquarie Group Ltd.:
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	5,000,000	4,805,715
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	4,000,000	4,000,457
Manulife Financial Corp.,
4.900%, 09/17/2020 (1)	2,375,000	2,436,890
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023 (2)	9,906,000	11,250,469
MBIA Insurance Corp.,
13.696%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(8)	500,000	305,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (2)	1,300,000	1,279,816
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021 (1)	3,000,000	2,896,031
2.998%, 02/22/2022 (1)	2,575,000	2,538,945
3.455%, 03/02/2023 (1)	2,000,000	1,987,722
Mizuho Bank Ltd.,
2.450%, 04/16/2019 (1)(2)	500,000	499,186
Mizuho Financial Group, Inc.:
2.601%, 09/11/2022 (1)	5,000,000	4,836,118
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	3,000,000	3,031,721
Morgan Stanley:
7.300%, 05/13/2019	3,150,000	3,197,812
2.375%, 07/23/2019	1,000,000	995,654
3.887%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	7,000,000	6,965,966
3.125%, 07/27/2026	4,525,000	4,183,969
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	225,537
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	5,000,000	4,812,169
4.000%, 09/14/2026 (1)(2)	10,000,000	9,102,228
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (2)	1,303,000	1,350,145
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031 (2)	2,195,000	3,030,513
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	1,000,000	1,038,607
Nordea Bank AB,
4.250%, 09/21/2022 (1)(2)	10,000,000	10,051,166
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	6,000,000	5,820,097
People's United Bank NA,
4.000%, 07/15/2024	5,000,000	5,013,327
Principal Life Global Funding II:
2.200%, 04/08/2020 (2)	2,000,000	1,977,137
3.000%, 04/18/2026 (2)	7,000,000	6,718,701
Protective Life Corp.:
7.375%, 10/15/2019	2,500,000	2,569,885
4.300%, 09/30/2028 (2)	1,400,000	1,387,750
Protective Life Global Funding,
2.700%, 11/25/2020 (2)	3,000,000	2,964,481
Prudential Financial, Inc.,
7.375%, 06/15/2019	850,000	865,419
Prudential Insurance Co. of America,
8.300%, 07/01/2025 (2)	8,300,000	10,244,379
Regions Bank,
3.374%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	3,425,000	3,410,962
Regions Financial Corp.,
2.750%, 08/14/2022	4,725,000	4,558,587
Reliance Standard Life Global Funding II,
3.050%, 01/20/2021 (2)	5,000,000	4,954,309
Royal Bank of Scotland Group PLC,
5.076%, 01/27/2030 (3 Month LIBOR USD + 1.905%) (1)(3)	4,700,000	4,532,049
Santander UK Group Holdings PLC:
3.125%, 01/08/2021 (1)	2,325,000	2,282,494
4.796%, 11/15/2024 (3 Month LIBOR USD + 1.570%) (1)(3)	5,000,000	4,964,708
Santander UK PLC:
2.125%, 11/03/2020 (1)	4,500,000	4,395,059
5.000%, 11/07/2023 (1)(2)	1,475,000	1,440,323
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (1)(2)	8,500,000	8,403,755
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022 (1)(2)	4,000,000	3,880,417
Societe Generale SA:
2.500%, 04/08/2021 (1)(2)	2,150,000	2,101,242
5.200%, 04/15/2021 (1)(2)	1,250,000	1,301,906
4.250%, 09/14/2023 (1)(2)	5,000,000	4,965,681
5.000%, 01/17/2024 (1)(2)	3,150,000	3,175,937
Standard Chartered PLC:
2.100%, 08/19/2019 (1)(2)	3,200,000	3,171,900
3.050%, 01/15/2021 (1)(2)	10,000,000	9,850,920
Stifel Financial Corp.,
4.250%, 07/18/2024	4,156,000	4,202,871
Sumitomo Mitsui Banking Corp.,
2.250%, 07/11/2019 (1)	2,000,000	1,990,318
Sumitomo Mitsui Financial Group, Inc.,
2.442%, 10/19/2021 (1)	6,200,000	6,045,334
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019 (1)(2)	12,000,000	11,979,169
Svenska Handelsbanken AB,
2.400%, 10/01/2020 (1)	5,000,000	4,923,046
Swedbank AB:
2.375%, 02/27/2019 (1)(2)	2,600,000	2,597,569
2.650%, 03/10/2021 (1)(2)	3,800,000	3,745,592
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	4,865,982
4.250%, 08/15/2024	5,275,000	4,853,387
3.700%, 08/04/2026	3,000,000	2,544,726
Trinity Acquisition PLC,
4.400%, 03/15/2026 (1)	1,125,000	1,117,930
UBS Group Funding Switzerland AG:
2.950%, 09/24/2020 (1)(2)	6,225,000	6,159,184
2.650%, 02/01/2022 (1)(2)	5,000,000	4,839,379
3.491%, 05/23/2023 (1)(2)	3,050,000	2,974,456
Voya Financial, Inc.:
3.125%, 07/15/2024	3,000,000	2,828,846
3.650%, 06/15/2026	2,000,000	1,890,668
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019 (2)	200,000	199,115
3.250%, 10/05/2020 (2)	7,500,000	7,489,585
Wells Fargo & Co.:
2.150%, 01/30/2020	7,000,000	6,923,878
3.757%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	5,000,000	4,984,536
Westpac Banking Corp.:
4.875%, 11/19/2019 (1)	2,775,000	2,818,032
2.100%, 05/13/2021 (1)	5,000,000	4,872,271
Willis North America, Inc.:
3.600%, 05/15/2024	8,070,000	7,879,226
4.500%, 09/15/2028	4,600,000	4,563,941
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	3,250,000	3,398,866
		771,544,005	23.3%
Total Corporate Bonds		1,487,313,823	44.9%

Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	4,495,000	4,459,085
Alaska Municipal Bond Bank Authority,
4.459%, 08/01/2019	1,340,000	1,351,980
California Qualified School Bond Joint Powers Authority,
5.955%, 03/01/2019	3,375,000	3,389,377
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,550,075
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,155,200
City of Berwyn IL,
5.790%, 12/01/2022	4,500,000	4,508,955
County of Cook IL,
5.240%, 11/15/2025 (Callable 11/15/2021)	2,345,000	2,466,190
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,052,442
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,059,710
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2019)	625,000	633,963
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,420,000	1,410,529
New Jersey Economic Development Authority:
–%, 02/15/2019	4,450,000	4,431,354
–%, 02/15/2021	3,000,000	2,778,900
–%, 02/15/2022	2,000,000	1,783,540
North Carolina Housing Finance Agency:
4.000%, 01/01/2030 (Callable 07/01/2021)	220,000	222,312
3.000%, 01/01/2033 (Callable 01/01/2025)	3,495,000	3,454,528
North East Texas Independent School District,
5.240%, 08/01/2027	2,100,000	2,411,052
Public Finance Authority,
2.820%, 03/01/2020 (Callable 01/22/2019)	2,000,000	1,993,400
South Dakota Housing Development Authority,
2.700%, 11/01/2036 (Callable 11/01/2025)	1,480,000	1,444,983
Winnebago & Boone Counties School District No. 205:
3.800%, 12/01/2026 (Callable 12/01/2025)	2,200,000	2,206,160
3.950%, 12/01/2027 (Callable 12/01/2025)	1,700,000	1,707,225
		48,470,960	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-2, Class D, 8.800%, 01/25/2019	3	3
Series 1990-108, Class G, 7.000%, 09/25/2020	865	880
Series G-29, Class O, 8.500%, 09/25/2021	147	153
Series 1991-137, Class H, 7.000%, 10/25/2021	9,243	9,476
Series 1993-32, Class H, 6.000%, 03/25/2023	7,201	7,478
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	27,542	28,144
6.000%, 07/01/2028	3,902	4,258
Federal Home Loan Mortgage Corp. (FHLMC):
Series 74, Class F, 6.000%, 10/15/2020	47	48
Series 1395, Class G, 6.000%, 10/15/2022	3,300	3,410
		53,850	0.0%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	66,029	65,594
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (2)(6)	68,619	66,858
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 (6)	154,119	150,454
Series 2004-8CB, Class A, 2.776%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	1,813,488	1,800,785
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035 (6)	35,852	35,608
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027 (4)	1,452	1,499
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 2.846%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	886,429	884,297
Series 2005-W5, Class A1, 2.741%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	6,900,221	6,808,695
Banc of America Alternative Loan Trust:
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	30,522	30,538
Series 2005-6, Class 7A1, 5.500%, 07/25/2020 (6)	3,137	2,865
Series 2006-2, Class 7A1, 6.000%, 03/25/2021 (6)	75,266	67,749
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	2,521,252	2,648,125
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 4.378%, 07/25/2034 (4)	1,011,087	1,002,784
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 (7)	47,709	47,681
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.500%, 07/25/2028 (7)	3,921	1,959
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035 (4)	857	872
Series 2005-1, Class AF6, 5.030%, 07/25/2035 (4)	70,358	71,357
Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 (4)	48,053	47,883
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 (4)(6)	553,930	510,983
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	736	683
Series 1999-2, Class A7F, 7.030%, 08/15/2030	219,980	220,036
GSAMP Trust,
Series 2005-WMC2, Class A1B, 3.126%, 11/25/2035 (1 Month LIBOR USD + 0.620%) (3)	1,205,217	1,204,476
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029 (7)	748	747
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 (6)	72,347	80,928
Series 2006-A1, Class 2A1, 3.867%, 03/25/2036 (4)(6)	329,042	303,827
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 2.636%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	962,332	958,891
MASTR Alternative Loan Trust,
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	6,705	6,707
MortgageIT Trust,
Series 2005-3, Class A1, 3.106%, 08/25/2035 (1 Month LIBOR USD + 0.600%) (3)	4,370,623	4,254,726
New Century Home Equity Loan Trust:
Series 2005-C, Class A1, 2.736%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	1,539,673	1,533,273
Series 2005-C, Class A2C, 2.756%, 12/25/2035 (1 Month LIBOR USD + 0.250%) (3)	322,704	322,495
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (2)(4)	3,854,638	3,890,212
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A3, 2.676%, 03/25/2036 (1 Month LIBOR USD + 0.170%) (3)	781,225	780,452
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019 (6)	2,449	2,435
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	4,850	4,850
Soundview Home Loan Trust,
Series 2003-2, Class A2, 3.806%, 11/25/2033 (1 Month LIBOR USD + 1.300%) (3)	1,484,816	1,522,214
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 3.176%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,521,727	1,510,065
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 3.506%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	2,101,645	2,098,766
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 4.337%, 10/25/2043 (4)	3,489,358	3,533,670
Towd Point Mortgage Trust:
Series 2015-5, Class A1B, 2.750%, 05/25/2055 (2)(4)	2,267,665	2,233,407
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	2,164,836	2,132,025
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	10,021,647	9,803,217
Series 2017-5, Class A1, 2.915%, 02/25/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	6,026,185	5,993,281
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	27,891	27,832
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	26,526	26,482
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	17,601	17,764
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	25,488	25,568
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	15,333	15,417
Series 2004-AR3, Class A1, 3.958%, 06/25/2034 (4)	2,670,115	2,711,557
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	2,478,447	2,621,756
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class A33, 3.506%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	2,750,180	2,742,653
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 4.513%, 06/25/2035 (4)	3,370,989	3,462,155
		68,289,153	2.1%
Total Residential Mortgage-Backed Securities		68,343,003	2.1%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	15,850,000	15,748,904
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	13,945,175
Series K727, Class A2, 2.946%, 07/25/2024	5,400,000	5,391,255
Series K041, Class A2, 3.171%, 10/25/2024	3,845,000	3,868,609
Series K050, Class A2, 3.334%, 08/25/2025 (4)	12,150,000	12,310,528
Series K071, Class A2, 3.286%, 11/25/2027	7,075,000	7,051,708
Series K073, Class A2, 3.350%, 01/25/2028	8,925,000	8,936,894
		67,253,073	2.1%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,100,000	11,020,058
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	11,675,000	11,475,341
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	10,000,000	10,413,191
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A5, 3.664%, 07/15/2045	3,373,000	3,413,792
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%, 02/15/2046	9,540,000	9,405,436
Series 2014-C16, Class A4, 3.600%, 06/15/2047	12,975,000	13,090,533
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	5,000,000	4,992,553
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,462,488
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	11,175,000	11,316,263
Series 2015-P2, Class A4, 3.809%, 12/15/2048	9,041,144	9,233,470
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,875,000	8,920,169
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	9,852,000	9,937,100
Series 2013-C12, Class ASB, 2.838%, 03/15/2048	7,608,407	7,554,751
		127,235,145	3.7%
Total Commercial Mortgage-Backed Securities		194,488,218	5.8%

Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	20,275,000	19,960,228
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	61,168	62,032
Series 1998-3, Class A5, 6.220%, 03/01/2030	164,143	171,215
Series 1998-4, Class A5, 6.180%, 04/01/2030	71,865	74,473
Series 1998-7, Class A1, 6.320%, 07/01/2030	1,429,247	1,475,617
Dell Equipment Finance Trust,
Series 2018-1, Class A3, 3.180%, 06/22/2023 (2)	15,935,000	15,940,141
Ford Credit Auto Owner Trust,
Series 2016-1, Class A, 2.310%, 08/15/2027 (2)	5,633,000	5,556,222
MMAF Equipment Finance LLC,
Series 2017-AA, Class A3, 2.040%, 02/16/2022 (2)	6,250,000	6,191,337
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	38,565	39,000
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022 (2)	14,555,000	14,356,853
SoFi Consumer Loan Program,
Series 2017-3, Class A, 2.770%, 05/25/2026 (2)	2,686,429	2,662,524
Verizon Owner Trust:
Series 2017-3A, Class A1A, 2.060%, 04/20/2022 (2)	12,250,000	12,102,699
Series 2018-1A, Class A1A, 2.820%, 09/20/2022 (2)	4,350,000	4,337,479
World Financial Network Credit Card Master Trust,
Series 2017-C, Class A, 2.310%, 08/15/2024	5,850,000	5,768,292
		88,698,112	2.7%
Total Long-Term Investments (Cost $3,304,421,532)		3,269,116,327	98.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29% (5)	48,868,118	48,868,118
Total Short-Term Investment (Cost $48,868,118)		48,868,118	1.5%
Total Investments (Cost $3,353,289,650)		3,317,984,445	100.2%
Liabilities in Excess of Other Assets		(5,777,768)	(0.2)%
TOTAL NET ASSETS		$3,312,206,677	100.0%

Notes to Schedule of Investments
(1)	Foreign security.
(2)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $672,604,116, which represents 20.31% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(8)	Security in default.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$1,344,144,949	$–	$1,344,144,949
Other Government Related Securities	–	37,657,262	–	37,657,262
Corporate Bonds	–	1,487,313,823	–	1,487,313,823
Municipal Bonds	–	48,470,960	–	48,470,960
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	53,850	–	53,850
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	68,289,153	–	68,289,153
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	67,253,073	–	67,253,073
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	127,235,145	–	127,235,145
Asset Backed Securities	–	88,698,112	–	88,698,112
Total Long-Term Investments	–	3,269,116,327	–	3,269,116,327
Short-Term Investment
Money Market Mutual Fund	48,868,118	–	–	48,868,118
Total Short-Term Investment	48,868,118	–	–	48,868,118
Total Investments	$48,868,118	$3,269,116,327	$–	$3,317,984,445

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$310,830,000	$303,860,607
1.875%, 03/31/2022	376,950,000	369,882,188
2.500%, 05/15/2024	542,225,000	541,229,507
2.250%, 11/15/2025	405,625,000	396,672,731
2.000%, 11/15/2026	319,050,000	304,555,657
2.250%, 11/15/2027	159,725,000	154,290,606
3.500%, 02/15/2039	487,880,900	533,638,791
2.875%, 05/15/2043	663,750,000	647,960,011
2.500%, 02/15/2045	125,800,000	114,006,250
		3,366,096,348	21.5%
Other Government Related Securities
CNOOC Finance (2015) Australia Pty Ltd.,
2.625%, 05/05/2020 (1)	14,500,000	14,356,841
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (1)(2)	2,000,000	1,997,500
Comision Federal de Electricidad,
4.875%, 01/15/2024 (1)(2)	2,678,000	2,611,050
Corp Andina de Fomento,
4.375%, 06/15/2022 (1)	6,107,000	6,320,440
Export-Import Bank of Korea,
2.250%, 01/21/2020 (1)	11,000,000	10,903,266
Industrial Bank of Korea,
2.000%, 04/23/2020 (1)(2)	7,000,000	6,909,038
Korea Development Bank,
2.250%, 05/18/2020 (1)	2,000,000	1,978,051
Korea Gas Corp.,
4.250%, 11/02/2020 (1)(2)	2,321,000	2,357,718
Nexen Energy ULC,
6.400%, 05/15/2037 (1)	7,567,000	9,209,728
Petroleos Mexicanos:
8.000%, 05/03/2019 (1)	5,911,000	5,976,021
5.500%, 01/21/2021 (1)	5,600,000	5,577,432
4.875%, 01/24/2022 (1)	4,000,000	3,894,000
4.500%, 01/23/2026 (1)	2,500,000	2,155,000
6.625%, 06/15/2035	893,000	779,589
6.350%, 02/12/2048 (1)	8,500,000	6,800,000
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (1)(2)	1,500,000	1,531,442
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (1)(2)	15,000,000	14,815,680
3.250%, 04/28/2025 (1)(2)	10,000,000	9,562,482
Sinopec Group Overseas Development [2016] Ltd.,
3.500%, 05/03/2026 (1)(2)	13,450,000	12,926,405
Sinopec Group Overseas Development [2017] Ltd:
2.250%, 09/13/2020 (1)(2)	9,125,000	8,958,451
3.000%, 04/12/2022 (1)(2)	15,000,000	14,682,570
Syngenta Finance NV,
4.441%, 04/24/2023 (1)(2)	10,000,000	9,637,263
		153,939,967	1.0%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
7.300%, 04/30/2028	6,350,000	7,996,070
6.150%, 03/01/2037	2,570,000	3,152,332
6.750%, 01/09/2038	5,650,000	7,508,266
Abbott Laboratories:
4.750%, 11/30/2036	33,949,000	35,440,585
4.900%, 11/30/2046	4,700,000	4,933,704
AbbVie, Inc.:
2.500%, 05/14/2020	9,500,000	9,409,836
4.500%, 05/14/2035	9,000,000	8,325,962
4.300%, 05/14/2036	6,000,000	5,353,037
Actavis Funding SCS:
3.850%, 06/15/2024 (1)	12,067,000	11,901,628
3.800%, 03/15/2025 (1)	12,000,000	11,714,682
4.550%, 03/15/2035 (1)	8,000,000	7,588,782
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	3,749,000	3,833,402
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	7,000,000	6,602,580
Amgen, Inc.,
4.400%, 05/01/2045	12,300,000	11,502,813
Anadarko Finance Co.,
7.500%, 05/01/2031 (1)	7,170,000	8,478,858
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,432,000	2,457,046
Analog Devices, Inc.,
3.125%, 12/05/2023	10,000,000	9,713,457
Andeavor Logistics LP / Tesoro Logistics Finance Corp.,
5.250%, 01/15/2025	4,276,000	4,352,823
Anheuser-Busch InBev Finance, Inc.:
2.650%, 02/01/2021	3,077,000	3,025,910
4.375%, 04/15/2038	7,000,000	6,245,382
Apple, Inc.,
2.400%, 05/03/2023	2,678,000	2,589,441
ArcelorMittal,
6.250%, 02/25/2022 (1)	19,100,000	20,188,700
AT&T, Inc.:
3.950%, 01/15/2025	5,000,000	4,889,278
3.400%, 05/15/2025	23,200,000	21,846,346
4.125%, 02/17/2026	7,650,000	7,475,595
5.250%, 03/01/2037	10,000,000	9,822,275
4.900%, 08/15/2037	10,000,000	9,323,894
4.800%, 06/15/2044	1,375,000	1,232,432
4.750%, 05/15/2046	5,000,000	4,439,470
5.150%, 11/15/2046	10,599,000	9,849,485
5.150%, 02/15/2050	27,500,000	25,476,255
Baxalta, Inc.,
2.875%, 06/23/2020	1,489,000	1,475,697
Bayer US Finance II LLC,
4.250%, 12/15/2025 (2)	13,975,000	13,601,320
Bayer US Finance LLC,
2.375%, 10/08/2019 (2)	10,000,000	9,920,065
Becton Dickinson and Co.:
2.675%, 12/15/2019	4,007,000	3,968,897
3.250%, 11/12/2020	7,000,000	6,957,669
3.363%, 06/06/2024	6,300,000	6,051,005
3.734%, 12/15/2024	4,000,000	3,863,983
4.875%, 05/15/2044	10,815,000	10,237,824
Bell Canada, Inc.,
4.464%, 04/01/2048 (1)	1,225,000	1,184,158
Boardwalk Pipelines LP:
5.950%, 06/01/2026	22,721,000	23,473,565
4.450%, 07/15/2027	7,000,000	6,463,135
Boral Finance Pty Ltd.,
3.000%, 11/01/2022 (1)(2)	6,000,000	5,796,757
Boston Scientific Corp.,
2.850%, 05/15/2020	7,000,000	6,954,395
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
3.125%, 01/15/2025	12,000,000	10,833,127
Bunge Limited Finance Corp.:
3.500%, 11/24/2020	12,235,000	12,205,410
3.000%, 09/25/2022	15,000,000	14,336,140
3.250%, 08/15/2026	11,550,000	10,119,774
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,000,000	2,908,570
Campbell Soup Co.:
3.950%, 03/15/2025	10,325,000	9,891,873
4.800%, 03/15/2048	7,000,000	6,003,146
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037 (1)	982,000	1,111,085
Carlisle Cos, Inc.,
3.500%, 12/01/2024	5,000,000	4,787,633
Celgene Corp.:
3.550%, 08/15/2022	6,450,000	6,379,155
3.250%, 02/20/2023	6,175,000	6,029,594
4.000%, 08/15/2023	2,477,000	2,488,273
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027 (1)	12,000,000	10,974,120
CF Industries, Inc.:
3.450%, 06/01/2023	21,000,000	19,530,000
5.150%, 03/15/2034	3,000,000	2,520,000
Charter Communications Operating LLC:
4.464%, 07/23/2022	13,773,000	13,905,298
6.384%, 10/23/2035	5,800,000	5,953,393
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
3.291%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	25,000,000	25,050,653
CK Hutchison International Ltd.,
2.875%, 04/05/2022 (1)(2)	8,000,000	7,851,120
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	14,575,000	14,524,877
4.500%, 06/01/2025	2,819,000	2,839,302
5.800%, 06/01/2045	4,700,000	5,039,776
Comcast Corp.:
4.250%, 01/15/2033	5,712,000	5,673,018
3.200%, 07/15/2036	6,000,000	5,161,237
3.969%, 11/01/2047	8,622,000	7,706,802
4.950%, 10/15/2058	10,000,000	10,166,512
Conagra Brands, Inc.:
4.950%, 08/15/2020	332,000	339,414
9.750%, 03/01/2021	4,548,000	5,102,321
7.125%, 10/01/2026	6,441,000	7,305,947
7.000%, 10/01/2028	4,300,000	4,879,599
5.300%, 11/01/2038	5,000,000	4,724,700
ConocoPhillips Co.,
3.516%, 05/15/2022 (3 Month LIBOR USD + 0.900%) (3)	8,425,000	8,510,122
Corning, Inc.,
4.375%, 11/15/2057	9,000,000	7,553,705
Cox Communications, Inc.:
3.850%, 02/01/2025 (2)	4,725,000	4,654,966
3.350%, 09/15/2026 (2)	2,800,000	2,583,283
4.800%, 02/01/2035 (2)	14,000,000	12,764,078
8.375%, 03/01/2039 (2)	19,011,000	23,694,019
CSX Corp.,
4.650%, 03/01/2068	9,000,000	8,132,168
CVS Health Corp.:
3.500%, 07/20/2022	7,000,000	6,951,970
4.780%, 03/25/2038	23,000,000	22,039,878
5.050%, 03/25/2048	19,300,000	18,771,370
Daimler Finance North America LLC,
1.500%, 07/05/2019 (2)	10,700,000	10,594,614
Danone SA,
2.589%, 11/02/2023 (1)(2)	19,600,000	18,633,524
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 (1)	1,661,000	2,166,405
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (2)	8,947,000	8,920,559
4.420%, 06/15/2021 (2)	50,575,000	50,491,566
5.450%, 06/15/2023 (2)	10,000,000	10,176,403
Dominion Gas Holdings LLC,
2.800%, 11/15/2020	7,275,000	7,167,029
DowDuPont, Inc.:
4.493%, 11/15/2025	10,000,000	10,295,760
5.319%, 11/15/2038	14,000,000	14,415,570
DXC Technology Co.:
3.688%, 03/01/2021 (3 Month LIBOR USD + 0.950%) (3)	6,153,000	6,146,160
4.250%, 04/15/2024	34,725,000	34,168,574
4.750%, 04/15/2027	12,815,000	12,860,094
Elanco Animal Health, Inc.,
4.272%, 08/28/2023 (2)	10,000,000	9,991,540
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	4,796,181
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	5,673,059
7.375%, 10/15/2045	20,000,000	24,771,822
Energy Transfer Partners LP:
9.700%, 03/15/2019	893,000	903,610
4.150%, 10/01/2020	10,000,000	10,060,351
4.050%, 03/15/2025	26,585,000	24,951,449
6.500%, 02/01/2042	5,621,000	5,609,897
Ensco PLC,
5.200%, 03/15/2025 (1)	4,000,000	2,660,000
Enterprise Products Operating LLC:
3.700%, 02/15/2026	8,350,000	8,227,198
5.750%, 03/01/2035	4,930,000	5,208,676
EQT Midstream Partners LP:
4.750%, 07/15/2023	10,000,000	9,978,498
4.000%, 08/01/2024	3,000,000	2,870,359
4.125%, 12/01/2026	10,000,000	9,077,699
ERAC USA Finance LLC:
2.350%, 10/15/2019 (2)	4,000,000	3,972,951
3.300%, 12/01/2026 (2)	20,225,000	19,009,129
Express Scripts Holding Co.:
3.300%, 02/25/2021	2,350,000	2,341,373
4.750%, 11/15/2021	5,000,000	5,143,139
3.900%, 02/15/2022	10,000,000	10,046,096
3.050%, 11/30/2022	10,000,000	9,678,006
3.000%, 07/15/2023	5,512,000	5,305,175
3.500%, 06/15/2024	9,000,000	8,740,070
Federal Express Corp. Pass Through Trust,
6.845%, 01/15/2019	275,241	275,545
FedEx Corp.,
4.950%, 10/17/2048	15,000,000	14,495,588
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	11,000,000	10,988,963
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	5,577,000	5,602,352
3.500%, 04/15/2023	12,188,000	12,047,808
3.875%, 06/05/2024	582,000	581,354
4.500%, 08/15/2046	17,040,000	15,496,901
4.750%, 05/15/2048	15,000,000	13,943,333
Fiserv, Inc.:
2.700%, 06/01/2020	10,000,000	9,925,671
3.500%, 10/01/2022	5,410,000	5,372,711
FMC Corp.,
4.100%, 02/01/2024	6,400,000	6,396,582
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 (1)	5,000,000	4,769,154
4.375%, 05/10/2043 (1)	1,874,000	1,792,579
Ford Motor Credit Co. LLC:
2.375%, 03/12/2019	6,806,000	6,794,704
2.597%, 11/04/2019	10,000,000	9,889,636
3.200%, 01/15/2021	25,000,000	24,243,866
3.336%, 03/18/2021	7,500,000	7,277,344
3.339%, 03/28/2022	5,000,000	4,719,558
2.979%, 08/03/2022	13,000,000	12,014,817
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	24,000,000	24,693,578
Fortive Corp.,
2.350%, 06/15/2021	5,125,000	4,997,209
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024 (2)	14,530,000	14,795,899
General Electric Co.:
2.200%, 01/09/2020	1,432,000	1,411,148
5.550%, 05/04/2020	1,585,000	1,612,165
4.650%, 10/17/2021	1,534,000	1,538,601
3.150%, 09/07/2022	11,538,000	10,904,328
3.100%, 01/09/2023	2,850,000	2,659,356
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	9,000,000	8,966,175
2.350%, 10/04/2019	6,800,000	6,740,759
2.650%, 04/13/2020	3,500,000	3,441,561
2.450%, 11/06/2020	9,000,000	8,741,451
4.200%, 03/01/2021	30,000,000	29,983,883
4.375%, 09/25/2021	2,675,000	2,680,176
3.450%, 01/14/2022	5,000,000	4,845,156
3.150%, 06/30/2022	6,000,000	5,730,946
Georgia-Pacific LLC,
2.539%, 11/15/2019 (2)	19,125,000	18,980,176
Gilead Sciences, Inc.,
4.600%, 09/01/2035	4,600,000	4,644,359
Glencore Funding LLC:
2.500%, 01/15/2019 (2)	4,463,000	4,461,125
4.125%, 05/30/2023 (2)	13,691,000	13,444,391
4.625%, 04/29/2024 (2)	30,620,000	30,351,769
4.000%, 04/16/2025 (2)	4,450,000	4,189,276
4.000%, 03/27/2027 (2)	17,550,000	15,987,661
3.875%, 10/27/2027 (2)	2,000,000	1,787,960
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022 (1)(2)	13,157,000	13,400,424
3.875%, 06/27/2024 (1)(2)	18,220,000	17,894,771
4.875%, 06/27/2044 (1)(2)	7,400,000	6,821,946
4.700%, 11/10/2047 (1)(2)	25,000,000	22,489,000
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,599,975
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (2)	5,000,000	5,156,915
Halliburton Co.,
3.800%, 11/15/2025	9,000,000	8,720,899
Harris Corp.:
2.700%, 04/27/2020	4,000,000	3,965,935
3.832%, 04/27/2025	5,000,000	4,904,459
Hewlett Packard Enterprise Co.:
2.100%, 10/04/2019 (2)	11,000,000	10,876,051
3.600%, 10/15/2020	10,000,000	10,025,893
4.400%, 10/15/2022	15,150,000	15,382,643
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019 (1)(2)	1,232,000	1,261,727
Hubbell, Inc.,
3.150%, 08/15/2027	11,700,000	10,626,988
Hutchison Whampoa International Ltd.:
7.625%, 04/09/2019 (1)(2)	8,288,000	8,383,519
5.750%, 09/11/2019 (1)(2)	9,150,000	9,317,436
3.625%, 10/31/2024 (1)(2)	7,850,000	7,772,999
Hyundai Capital America:
2.500%, 03/18/2019 (2)	4,275,000	4,267,888
2.000%, 07/01/2019 (2)	8,600,000	8,544,719
2.750%, 09/18/2020 (2)	6,000,000	5,907,492
3.000%, 03/18/2021 (2)	15,000,000	14,768,338
3.750%, 07/08/2021 (2)	12,950,000	12,911,681
3.100%, 04/05/2022 (2)	21,255,000	20,747,182
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020 (1)(2)	5,150,000	5,060,877
Ingersoll-Rand Luxembourg Finance SA,
2.625%, 05/01/2020 (1)	2,650,000	2,624,053
JM Smucker Co.,
3.500%, 03/15/2025	5,000,000	4,800,735
Johnson Controls International PLC:
6.000%, 01/15/2036 (1)	1,168,000	1,304,782
4.500%, 02/15/2047 (1)	4,400,000	4,070,875
4.950%, 07/02/2064 (1)(8)	2,400,000	2,230,632
Kansas City Southern,
4.700%, 05/01/2048	10,075,000	9,838,815
Keysight Technologies, Inc.:
3.300%, 10/30/2019	16,500,000	16,450,014
4.600%, 04/06/2027	32,450,000	32,574,124
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	893,000	896,852
4.300%, 05/01/2024	10,000,000	9,985,056
6.950%, 01/15/2038	6,008,000	6,701,014
6.500%, 09/01/2039	893,000	952,399
7.500%, 11/15/2040	6,617,000	7,633,501
Kinder Morgan, Inc.:
5.000%, 02/15/2021 (2)	4,155,000	4,256,858
5.625%, 11/15/2023 (2)	5,017,000	5,303,682
7.800%, 08/01/2031	14,995,000	17,964,431
7.750%, 01/15/2032	19,102,000	22,865,267
Kraft Heinz Foods Co.:
2.800%, 07/02/2020	4,000,000	3,970,925
3.000%, 06/01/2026	10,000,000	8,920,830
5.000%, 07/15/2035	14,740,000	13,833,163
Laboratory Corp. of America Holdings,
3.200%, 02/01/2022	2,400,000	2,381,835
Lafarge SA,
7.125%, 07/15/2036 (1)	893,000	1,053,036
Lockheed Martin Corp.,
3.100%, 01/15/2023	5,000,000	4,955,768
Magellan Midstream Partners LP,
3.200%, 03/15/2025	5,000,000	4,720,927
Marathon Petroleum Corp.:
3.400%, 12/15/2020	10,825,000	10,821,714
3.625%, 09/15/2024	1,600,000	1,556,871
4.750%, 09/15/2044	1,500,000	1,322,784
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	994,224
Medtronic, Inc.,
3.150%, 03/15/2022	3,975,000	3,964,027
Microchip Technology, Inc.:
3.922%, 06/01/2021 (2)	19,981,000	19,820,906
4.333%, 06/01/2023 (2)	5,000,000	4,877,075
Microsoft Corp.:
4.450%, 11/03/2045	10,000,000	10,606,405
3.950%, 08/08/2056	12,000,000	11,708,100
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (2)	23,093,000	22,870,084
Mosaic Co.:
4.250%, 11/15/2023	5,000,000	5,025,636
5.450%, 11/15/2033	2,000,000	2,055,706
4.875%, 11/15/2041	5,000,000	4,554,492
MPLX LP:
4.500%, 07/15/2023	22,405,000	22,629,305
4.875%, 12/01/2024	12,165,000	12,383,129
4.875%, 06/01/2025	12,500,000	12,614,533
4.125%, 03/01/2027	7,275,000	6,926,628
4.500%, 04/15/2038	5,725,000	4,999,912
Mylan NV:
3.150%, 06/15/2021 (1)	5,000,000	4,889,818
3.950%, 06/15/2026 (1)	28,925,000	26,362,612
Mylan, Inc.,
4.550%, 04/15/2028 (2)	10,000,000	9,320,263
Newell Brands, Inc.,
3.850%, 04/01/2023	15,000,000	14,780,181
Nutrien Ltd.:
6.500%, 05/15/2019 (1)	5,000,000	5,057,224
3.375%, 03/15/2025 (1)	2,625,000	2,466,188
Nvent Finance Sarl,
4.550%, 04/15/2028 (1)	15,525,000	15,210,816
ONEOK Partners LP:
8.625%, 03/01/2019	7,627,000	7,681,013
5.000%, 09/15/2023	1,200,000	1,236,467
ONEOK, Inc.,
7.500%, 09/01/2023	5,000,000	5,681,401
Orange SA,
9.000%, 03/01/2031 (1)	19,783,000	27,333,728
Pactiv LLC,
7.950%, 12/15/2025	286,000	280,818
Pernod Ricard SA:
4.450%, 01/15/2022 (1)(2)	331,000	337,604
4.250%, 07/15/2022 (1)(2)	20,527,000	20,823,341
Perrigo Finance Unlimited Co.,
4.375%, 03/15/2026 (1)	4,875,000	4,424,236
Pfizer, Inc.,
5.800%, 08/12/2023	3,938,000	4,371,327
Phillips 66:
4.300%, 04/01/2022	10,000,000	10,266,295
5.875%, 05/01/2042	6,000,000	6,550,260
4.875%, 11/15/2044	21,130,000	20,619,041
Phillips 66 Partners LP:
3.605%, 02/15/2025	3,000,000	2,882,206
3.550%, 10/01/2026	7,000,000	6,542,662
POSCO,
4.250%, 10/28/2020 (1)(2)	975,000	988,163
Qualcomm, Inc.,
2.250%, 05/20/2020	3,600,000	3,549,959
Regency Energy Partners LP / Regency Energy Finance Corp.,
5.875%, 03/01/2022	8,955,000	9,317,450
Republic Services, Inc.,
5.500%, 09/15/2019	7,400,000	7,514,644
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035 (1)	446,000	512,338
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,785,000	1,785,000
Rockwell Collins, Inc.,
4.350%, 04/15/2047	9,175,000	8,440,459
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	17,500,000	18,173,043
5.875%, 06/30/2026	38,000,000	40,234,558
Samarco Mineracao SA,
5.750%, 10/24/2023 (1)(2)(7)	4,463,000	3,503,455
Seagate HDD Cayman,
4.750%, 06/01/2023 (1)	7,500,000	7,012,736
Shell International Finance BV:
3.250%, 05/11/2025 (1)	5,725,000	5,645,075
4.125%, 05/11/2035 (1)	10,000,000	9,924,567
Sherwin-Williams Co.,
4.500%, 06/01/2047	4,000,000	3,607,058
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 (1)	25,000,000	23,632,926
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (1)(2)	1,339,000	1,603,158
Smithfield Foods, Inc.:
2.650%, 10/03/2021 (2)	6,000,000	5,734,222
3.350%, 02/01/2022 (2)	20,062,000	19,185,772
Solvay Finance America LLC:
3.400%, 12/03/2020 (2)	15,088,000	15,079,839
4.450%, 12/03/2025 (2)	43,329,000	42,965,844
Spectra Energy Partners LP,
4.500%, 03/15/2045	7,000,000	6,329,585
Sprint Capital Corp.,
6.900%, 05/01/2019	2,499,000	2,511,495
Stryker Corp.,
2.625%, 03/15/2021	6,225,000	6,141,002
Sunoco Logistics Partners Operations LP:
3.900%, 07/15/2026	12,000,000	11,082,189
5.400%, 10/01/2047	7,425,000	6,728,581
Sysco Corp.,
3.300%, 07/15/2026	11,550,000	10,991,661
TC PipeLines LP:
4.375%, 03/13/2025	31,115,000	31,034,413
3.900%, 05/25/2027	10,327,000	9,858,123
Telecom Italia Capital SA:
7.175%, 06/18/2019 (1)	1,785,000	1,797,388
7.200%, 07/18/2036 (1)	5,475,000	5,228,625
Telefonica Emisiones SAU:
5.462%, 02/16/2021 (1)	8,830,000	9,150,961
5.213%, 03/08/2047 (1)	7,225,000	6,613,751
4.895%, 03/06/2048 (1)	12,550,000	11,076,863
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023 (1)	25,000,000	21,531,138
3.150%, 10/01/2026 (1)	15,000,000	11,448,219
Thermo Fisher Scientific, Inc.,
3.000%, 04/15/2023	7,975,000	7,758,783
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	916,432
6.750%, 06/15/2039	2,767,000	2,811,620
Time Warner, Inc.:
3.600%, 07/15/2025	2,200,000	2,083,668
3.875%, 01/15/2026	7,000,000	6,685,677
2.950%, 07/15/2026	6,250,000	5,587,713
3.800%, 02/15/2027	6,300,000	5,911,311
Timken Co.:
3.875%, 09/01/2024	2,000,000	1,994,377
4.500%, 12/15/2028	6,550,000	6,448,301
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	4,151,897
4.600%, 03/15/2048	5,150,000	4,815,340
TTX Co.:
3.600%, 01/15/2025 (2)	5,000,000	4,975,219
3.900%, 02/01/2045 (2)	10,250,000	9,423,242
Vale Overseas Ltd.:
6.250%, 08/10/2026 (1)	7,000,000	7,560,000
8.250%, 01/17/2034 (1)	8,526,000	10,540,267
6.875%, 11/21/2036 (1)	3,483,000	3,982,811
6.875%, 11/10/2039 (1)	16,643,000	19,222,665
Valero Energy Corp.,
6.625%, 06/15/2037	2,100,000	2,300,837
Valero Energy Partners LP,
4.375%, 12/15/2026	10,000,000	9,833,560
Verisk Analytics, Inc.,
5.800%, 05/01/2021	8,325,000	8,751,687
Verizon Communications, Inc.:
4.329%, 09/21/2028	3,077,000	3,089,646
4.500%, 08/10/2033	16,325,000	16,114,174
4.272%, 01/15/2036	8,148,000	7,609,199
5.250%, 03/16/2037	18,000,000	18,749,997
4.812%, 03/15/2039	36,839,000	36,075,986
Vodafone Group PLC:
7.875%, 02/15/2030 (1)	3,100,000	3,862,033
5.000%, 05/30/2038 (1)	6,800,000	6,371,684
4.375%, 02/19/2043 (1)	15,554,000	13,235,772
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021 (2)	8,000,000	7,995,032
4.250%, 11/13/2023 (2)	17,350,000	17,207,829
Vulcan Materials Co.,
4.700%, 03/01/2048	3,446,000	2,991,854
Wabtec Corp.:
4.375%, 08/15/2023	2,678,000	2,675,317
3.450%, 11/15/2026	19,315,000	17,360,679
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,353,645
3.800%, 11/18/2024	5,934,000	5,843,761
4.500%, 11/18/2034	4,750,000	4,555,550
Western Gas Partners LP:
5.375%, 06/01/2021	3,353,000	3,453,509
4.000%, 07/01/2022	7,110,000	7,049,113
3.950%, 06/01/2025	8,000,000	7,536,980
WestRock MWV LLC:
9.750%, 06/15/2020	143,000	154,263
8.200%, 01/15/2030	7,963,000	10,109,747
Williams Companies, Inc.,
4.550%, 06/24/2024	5,000,000	5,048,549
Williams Partners LP:
3.600%, 03/15/2022	10,176,000	9,984,792
6.300%, 04/15/2040	2,767,000	2,943,488
4.850%, 03/01/2048	7,000,000	6,351,827
Woodside Finance Ltd.,
3.650%, 03/05/2025 (1)(2)	12,300,000	11,682,916
WRKCo, Inc.,
3.000%, 09/15/2024 (2)	10,000,000	9,420,545
Yara International ASA,
3.800%, 06/06/2026 (1)(2)	13,965,000	13,149,144
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,288,251
Zoetis, Inc.:
3.450%, 11/13/2020	5,145,000	5,159,191
3.250%, 02/01/2023	34,200,000	33,683,358
4.700%, 02/01/2043	3,568,000	3,617,740
		3,112,249,935	19.9%
Utilities
Ameren Corp.,
2.700%, 11/15/2020	10,000,000	9,866,317
Arizona Public Service Co.,
8.750%, 03/01/2019	759,000	765,805
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023 (1)(2)	5,000,000	4,988,895
Berkshire Hathaway Energy Co.,
2.400%, 02/01/2020	5,000,000	4,967,353
Duke Energy Corp.,
2.650%, 09/01/2026	10,000,000	9,091,354
Edison International,
2.950%, 03/15/2023	5,000,000	4,723,143
EDP Finance BV,
3.625%, 07/15/2024 (1)(2)	19,175,000	17,930,178
Enel Finance International NV:
2.875%, 05/25/2022 (1)(2)	7,000,000	6,595,446
3.625%, 05/25/2027 (1)(2)	22,790,000	20,104,103
3.500%, 04/06/2028 (1)(2)	8,000,000	6,858,243
6.800%, 09/15/2037 (1)(2)	4,565,000	4,899,584
4.750%, 05/25/2047 (1)(2)	34,392,000	29,200,852
Entergy Corp.,
2.950%, 09/01/2026	13,075,000	12,062,712
Exelon Corp.,
4.950%, 06/15/2035	3,500,000	3,524,147
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (1)(2)	4,909,000	5,021,274
National Rural Utilities Cooperative Finance Corp.:
2.000%, 01/27/2020	2,000,000	1,981,079
8.000%, 03/01/2032	4,659,000	6,411,588
NiSource, Inc.,
3.950%, 03/30/2048	11,750,000	10,448,327
PSEG Power LLC,
5.125%, 04/15/2020	3,575,000	3,669,502
RGS I&M Funding Corp.,
9.820%, 06/07/2022	713,509	809,469
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	10,000,000	9,336,817
Southern Co.,
4.250%, 07/01/2036	5,525,000	5,214,789
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	1,785,000	1,802,616
		180,273,593	1.1%
Financials
ABN AMRO Bank NV:
2.450%, 06/04/2020 (1)(2)	9,000,000	8,883,810
7.750%, 05/15/2023 (1)(2)	7,200,000	8,029,591
4.750%, 07/28/2025 (1)(2)	18,414,000	18,320,862
4.800%, 04/18/2026 (1)(2)	9,000,000	8,984,790
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	6,000,000	5,778,813
American International Group, Inc.:
6.400%, 12/15/2020	10,830,000	11,436,369
4.875%, 06/01/2022	17,698,000	18,362,147
4.125%, 02/15/2024	893,000	896,656
3.875%, 01/15/2035	4,875,000	4,186,982
8.175%, 05/15/2058 (3 Month LIBOR USD + 4.195%) (3)	893,000	1,018,020
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	1,820,883
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	253,668
Anthem, Inc.:
5.100%, 01/15/2044	1,584,000	1,607,331
4.375%, 12/01/2047	8,650,000	8,044,875
ANZ New Zealand (Int'l) Ltd.:
2.850%, 08/06/2020 (1)(2)	15,350,000	15,228,894
2.750%, 02/03/2021 (1)(2)	3,000,000	2,959,164
Aon PLC:
4.000%, 11/27/2023 (1)	6,150,000	6,223,982
3.875%, 12/15/2025 (1)	9,126,000	9,005,611
4.450%, 05/24/2043 (1)	1,274,000	1,155,129
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (1)(2)	44,423,000	44,394,871
Banco Santander SA:
3.500%, 04/11/2022 (1)	13,000,000	12,757,423
5.179%, 11/19/2025 (1)	14,000,000	13,930,702
4.379%, 04/12/2028 (1)	13,400,000	12,511,922
Bank of America Corp.:
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	29,000,000	28,481,032
3.300%, 01/11/2023	7,000,000	6,894,013
4.125%, 01/22/2024	15,000,000	15,204,410
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	15,000,000	14,222,866
3.500%, 04/19/2026	9,000,000	8,661,027
3.248%, 10/21/2027	6,000,000	5,553,872
7.750%, 05/14/2038	1,138,000	1,471,753
Bank of Montreal,
3.100%, 04/13/2021 (1)	12,500,000	12,493,722
Bank of Nova Scotia:
2.450%, 09/19/2022 (1)	10,000,000	9,655,179
4.500%, 12/16/2025 (1)	5,500,000	5,476,457
Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023 (1)(2)	2,911,000	2,961,352
3.750%, 03/10/2024 (1)(2)	2,800,000	2,813,858
Barclays Bank PLC,
10.179%, 06/12/2021 (1)(2)	12,770,000	14,355,371
Barclays PLC:
3.250%, 01/12/2021 (1)	12,175,000	11,922,953
3.684%, 01/10/2023 (1)	24,625,000	23,661,084
4.610%, 02/15/2023 (3 Month LIBOR USD + 1.400%) (1)(3)	10,000,000	9,915,612
4.338%, 05/16/2024 (3 Month LIBOR USD + 1.356%) (1)(3)	5,000,000	4,861,233
3.650%, 03/16/2025 (1)	8,100,000	7,466,086
BB&T Corp.,
2.625%, 06/29/2020	5,000,000	4,955,240
Berkshire Hathaway, Inc.,
2.750%, 03/15/2023	14,675,000	14,406,079
BNP Paribas SA:
2.375%, 05/21/2020 (1)	10,000,000	9,890,823
3.500%, 03/01/2023 (1)(2)	5,000,000	4,847,562
3.250%, 03/03/2023 (1)	3,570,000	3,508,100
3.375%, 01/09/2025 (1)(2)	8,350,000	7,857,994
BNZ International Funding Ltd.:
2.400%, 02/21/2020 (1)(2)	7,000,000	6,931,404
2.750%, 03/02/2021 (1)(2)	14,000,000	13,798,211
2.650%, 11/03/2022 (1)(2)	20,350,000	19,622,698
3.375%, 03/01/2023 (1)(2)	20,000,000	19,755,461
BPCE SA:
2.500%, 07/15/2019 (1)	7,925,000	7,894,576
5.700%, 10/22/2023 (1)(2)	21,395,000	22,152,897
4.000%, 04/15/2024 (1)	2,500,000	2,509,790
5.150%, 07/21/2024 (1)(2)	31,285,000	31,414,649
4.500%, 03/15/2025 (1)(2)	10,000,000	9,677,507
Capital One Financial Corp.:
3.050%, 03/09/2022	4,000,000	3,901,325
3.200%, 01/30/2023	6,550,000	6,373,943
Capital One NA:
2.400%, 09/05/2019	12,000,000	11,927,129
1.850%, 09/13/2019	5,000,000	4,945,259
3.375%, 02/15/2023	41,962,000	40,517,190
Cigna Corp.,
4.125%, 11/15/2025 (2)	13,000,000	12,981,692
Citigroup, Inc.:
2.350%, 08/02/2021	9,000,000	8,743,155
2.750%, 04/25/2022	8,675,000	8,426,670
3.142%, 01/24/2023 (3 Month LIBOR USD + 0.722%) (3)	12,200,000	11,983,461
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	20,350,000	19,693,276
4.168%, 09/01/2023 (3 Month LIBOR USD + 1.430%) (3)	7,000,000	7,003,871
3.750%, 06/16/2024	1,000,000	992,988
3.700%, 01/12/2026	4,500,000	4,326,588
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	7,600,000	7,333,307
Citizens Bank NA:
2.450%, 12/04/2019	19,300,000	19,163,178
2.250%, 03/02/2020	4,750,000	4,699,149
CNA Financial Corp.:
5.750%, 08/15/2021	7,199,000	7,597,398
7.250%, 11/15/2023	4,000,000	4,536,922
4.500%, 03/01/2026	14,000,000	14,114,360
3.450%, 08/15/2027	9,550,000	8,885,327
Comerica Bank:
2.500%, 06/02/2020	29,000,000	28,639,786
4.000%, 07/27/2025	10,000,000	9,935,769
Compass Bank:
2.750%, 09/29/2019	31,216,000	31,052,092
2.875%, 06/29/2022	8,000,000	7,665,780
3.875%, 04/10/2025	24,985,000	23,951,230
Cooperatieve Rabobank UA:
4.625%, 12/01/2023 (1)	14,630,000	14,833,798
3.750%, 07/21/2026 (1)	12,000,000	11,245,638
Credit Agricole SA:
3.375%, 01/10/2022 (1)(2)	10,180,000	10,013,377
3.750%, 04/24/2023 (1)(2)	5,000,000	4,892,701
4.375%, 03/17/2025 (1)(2)	3,000,000	2,904,333
4.000%, 01/10/2033 (5 Year Swap Rate USD + 1.644%) (1)(2)(3)	8,000,000	7,325,957
Credit Suisse AG:
5.300%, 08/13/2019 (1)	1,406,000	1,423,706
5.400%, 01/14/2020 (1)	5,000,000	5,077,340
3.625%, 09/09/2024 (1)	4,325,000	4,243,646
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	17,000,000	16,584,033
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	8,325,000	8,303,452
4.282%, 01/09/2028 (1)(2)	8,900,000	8,585,875
3.869%, 01/12/2029 (3 Month LIBOR USD + 1.410%) (1)(2)(3)	11,000,000	10,233,418
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023 (1)	14,550,000	14,277,725
4.550%, 04/17/2026 (1)	2,000,000	1,980,171
Credit Suisse USA, Inc.,
7.125%, 07/15/2032	5,063,000	6,368,257
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022 (1)(2)	12,000,000	11,807,621
Deutsche Bank AG:
2.700%, 07/13/2020 (1)	5,300,000	5,154,978
2.950%, 08/20/2020 (1)	575,000	558,105
3.125%, 01/13/2021 (1)	1,625,000	1,572,691
3.150%, 01/22/2021 (1)	3,000,000	2,899,137
4.250%, 10/14/2021 (1)	36,125,000	35,321,315
3.300%, 11/16/2022 (1)	22,175,000	20,550,685
3.700%, 05/30/2024 (1)	10,000,000	9,083,804
Discover Bank:
3.350%, 02/06/2023	8,600,000	8,370,891
4.200%, 08/08/2023	20,000,000	20,004,601
3.450%, 07/27/2026	12,000,000	11,003,958
Discover Financial Services:
3.950%, 11/06/2024	10,000,000	9,866,974
4.100%, 02/09/2027	9,150,000	8,542,153
Fifth Third Bancorp,
2.875%, 07/27/2020	6,000,000	5,965,395
First Horizon National Corp.,
3.500%, 12/15/2020	29,078,000	29,076,233
First Tennessee Bank NA,
2.950%, 12/01/2019	5,612,000	5,568,499
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	4,489,563
FMR LLC,
4.950%, 02/01/2033 (2)	1,750,000	1,899,599
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 (1)	12,638,000	12,196,369
Goldman Sachs Group, Inc.:
2.550%, 10/23/2019	2,700,000	2,682,944
2.350%, 11/15/2021	6,175,000	5,954,004
3.000%, 04/26/2022	20,000,000	19,368,865
2.905%, 07/24/2023 (3 Month LIBOR USD + 0.990%) (3)	8,000,000	7,620,610
4.306%, 11/29/2023 (3 Month LIBOR USD + 1.600%) (3)	5,000,000	4,955,072
3.850%, 07/08/2024	3,000,000	2,932,700
3.500%, 01/23/2025	3,000,000	2,843,734
3.750%, 05/22/2025	5,000,000	4,783,861
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	15,000,000	14,060,588
4.259%, 10/28/2027 (3 Month LIBOR USD + 1.750%) (3)	10,000,000	9,606,580
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%) (3)	6,775,000	6,296,485
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	10,000,000	9,623,883
6.345%, 02/15/2034	1,053,000	1,175,236
Guardian Life Global Funding,
3.400%, 04/25/2023 (2)	6,950,000	6,923,917
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064 (2)	2,000,000	2,007,573
4.850%, 01/24/2077 (2)	22,227,000	21,873,400
Hartford Financial Services Group, Inc.,
5.125%, 04/15/2022	1,538,000	1,612,245
Highmark, Inc.,
4.750%, 05/15/2021 (2)	4,378,000	4,469,512
HSBC Bank PLC,
7.650%, 05/01/2025 (1)	2,525,000	2,910,173
HSBC Bank USA NA,
7.000%, 01/15/2039	4,200,000	5,271,192
HSBC Holdings PLC:
2.650%, 01/05/2022 (1)	4,000,000	3,880,514
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	15,600,000	15,267,057
3.600%, 05/25/2023 (1)	2,275,000	2,262,010
3.950%, 05/18/2024 (3 Month LIBOR USD + 0.987%) (1)(3)	6,000,000	5,967,600
4.292%, 09/12/2026 (3 Month LIBOR USD + 1.348%) (1)(3)	7,450,000	7,338,080
4.375%, 11/23/2026 (1)	10,000,000	9,681,200
HSBC USA, Inc.:
2.350%, 03/05/2020	3,000,000	2,969,711
5.000%, 09/27/2020	3,716,000	3,794,814
9.125%, 05/15/2021	625,000	691,215
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	7,600,000	7,566,164
2.300%, 01/14/2022	26,450,000	25,537,740
ING Bank NV:
2.500%, 10/01/2019 (1)(2)	3,500,000	3,484,075
2.450%, 03/16/2020 (1)(2)	9,225,000	9,136,822
5.800%, 09/25/2023 (1)(2)	43,525,000	45,463,112
Invesco Finance PLC:
3.125%, 11/30/2022 (1)	5,902,000	5,784,764
3.750%, 01/15/2026 (1)	4,900,000	4,777,878
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	23,475,000	23,017,707
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	3,798,964
6.250%, 01/15/2036	1,390,000	1,393,747
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.:
4.850%, 01/15/2027	4,600,000	4,395,708
4.150%, 01/23/2030	10,000,000	8,575,112
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	13,339,000	15,437,389
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,675,000	3,638,396
4.250%, 10/15/2020	886,000	901,965
2.550%, 03/01/2021	7,000,000	6,901,298
2.295%, 08/15/2021	18,000,000	17,561,570
3.717%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	15,000,000	14,996,213
3.559%, 04/23/2024 (3 Month LIBOR USD + 0.730%) (3)	15,000,000	14,886,555
3.125%, 01/23/2025	14,000,000	13,337,885
5.600%, 07/15/2041	4,106,000	4,625,902
KEB Hana Bank,
1.750%, 10/18/2019 (1)(2)	20,000,000	19,793,200
KeyBank NA:
2.250%, 03/16/2020	5,000,000	4,946,873
3.400%, 05/20/2026	18,965,000	18,191,300
Kookmin Bank,
1.625%, 08/01/2019 (1)(2)	7,000,000	6,924,155
LeasePlan Corp. NV,
2.875%, 01/22/2019 (1)(2)	11,000,000	10,995,898
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023 (2)	2,678,000	2,700,003
10.750%, 06/15/2058 (3 Month LIBOR USD + 7.120%) (2)(3)	2,231,000	3,190,330
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (2)	465,000	627,611
Lincoln National Corp.,
4.509%, 04/20/2067 (3 Month LIBOR USD + 2.040%) (3)	1,004,000	782,618
Lloyds Bank PLC,
5.800%, 01/13/2020 (1)(2)	1,428,000	1,461,732
Lloyds Banking Group PLC:
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%) (1)(3)	18,669,000	17,678,296
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.205%) (1)(3)	10,000,000	8,895,234
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	17,000,000	16,849,356
4.875%, 06/10/2025 (1)(2)	7,600,000	7,551,229
Macquarie Group Ltd.:
7.625%, 08/13/2019 (1)(2)	3,944,000	4,046,104
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	19,000,000	18,261,717
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	24,000,000	24,002,742
Manufacturers & Traders Trust Co.,
2.100%, 02/06/2020	10,850,000	10,733,474
Manulife Financial Corp.:
4.150%, 03/04/2026 (1)	10,000,000	10,099,881
5.375%, 03/04/2046 (1)	5,150,000	5,535,793
Marsh & McLennan Companies, Inc.:
5.875%, 08/01/2033	4,700,000	5,491,411
4.350%, 01/30/2047	3,450,000	3,217,307
Massachusetts Mutual Life Insurance Co.:
8.875%, 06/01/2039 (2)	8,124,000	12,177,350
4.500%, 04/15/2065 (2)	3,000,000	2,796,521
4.900%, 04/01/2077 (2)	11,175,000	11,143,864
MBIA Insurance Corp.,
13.696%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(7)	714,000	435,540
MetLife, Inc.:
6.500%, 12/15/2032	466,000	570,635
4.875%, 11/13/2043	3,375,000	3,521,604
4.050%, 03/01/2045	12,375,000	11,535,074
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021 (1)	8,738,000	8,650,212
2.190%, 09/13/2021 (1)	12,400,000	11,970,264
2.665%, 07/25/2022 (1)	9,000,000	8,746,494
3.455%, 03/02/2023 (1)	10,650,000	10,584,620
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021 (1)(2)	13,000,000	12,753,437
2.953%, 02/28/2022 (1)	12,575,000	12,328,121
2.601%, 09/11/2022 (1)	13,000,000	12,573,907
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	5,000,000	5,052,868
Morgan Stanley:
7.300%, 05/13/2019	15,110,000	15,339,346
2.375%, 07/23/2019	1,000,000	995,654
5.625%, 09/23/2019	1,941,000	1,969,725
2.650%, 01/27/2020	4,200,000	4,168,475
2.800%, 06/16/2020	5,000,000	4,967,522
2.500%, 04/21/2021	8,000,000	7,830,364
2.750%, 05/19/2022	20,000,000	19,457,611
3.887%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	8,000,000	7,961,104
3.875%, 04/29/2024	1,650,000	1,642,114
3.700%, 10/23/2024	4,000,000	3,933,562
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%) (3)	12,000,000	11,346,045
3.772%, 01/24/2029 (3 Month LIBOR USD + 1.140%) (3)	1,000,000	956,775
National Australia Bank Ltd.,
2.500%, 07/12/2026 (1)	7,875,000	7,177,096
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	20,000,000	19,248,676
4.000%, 09/14/2026 (1)(2)	30,507,000	27,768,167
4.302%, 03/08/2029 (3 Month LIBOR USD + 1.452%) (1)(2)(3)	20,000,000	18,793,002
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.849%) (1)(2)(3)	7,000,000	6,194,854
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (2)	16,905,000	17,516,658
New York Life Insurance Co.,
6.750%, 11/15/2039 (2)	12,026,000	15,774,593
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	1,667,000	1,731,358
Nordea Bank AB,
4.250%, 09/21/2022 (1)(2)	15,793,000	15,873,807
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	8,000,000	7,760,130
People's United Bank NA,
4.000%, 07/15/2024	11,400,000	11,430,386
PNC Bank NA,
4.200%, 11/01/2025	2,678,000	2,741,269
Pricoa Global Funding I,
2.550%, 11/24/2020 (2)	14,000,000	13,804,826
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,847,529
3.125%, 05/15/2023	4,667,000	4,606,826
3.400%, 05/15/2025	16,000,000	15,558,051
4.300%, 11/15/2046	2,325,000	2,139,184
Principal Life Global Funding II:
2.200%, 04/08/2020 (2)	4,000,000	3,954,274
3.000%, 04/18/2026 (2)	13,400,000	12,861,514
Protective Life Corp.:
7.375%, 10/15/2019	7,096,000	7,294,361
4.300%, 09/30/2028 (2)	10,000,000	9,912,499
8.450%, 10/15/2039	1,400,000	1,898,097
Protective Life Global Funding,
2.700%, 11/25/2020 (2)	8,000,000	7,905,284
Prudential Financial, Inc.:
3.878%, 03/27/2028	11,000,000	11,054,482
6.625%, 12/01/2037	5,000,000	6,040,665
3.935%, 12/07/2049	11,426,000	10,214,600
RBC USA Holdco Corp.,
5.250%, 09/15/2020	2,025,000	2,087,148
Regions Financial Corp.:
3.200%, 02/08/2021	25,000,000	24,840,097
2.750%, 08/14/2022	8,800,000	8,490,066
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (2)	6,940,000	6,873,656
2.375%, 05/04/2020 (2)	30,000,000	29,612,793
Royal Bank of Canada,
4.650%, 01/27/2026 (1)	7,773,000	8,001,586
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	10,000,000	9,616,174
3.875%, 09/12/2023 (1)	10,000,000	9,586,874
4.892%, 05/18/2029 (3 Month LIBOR USD + 1.754%) (1)(3)	10,000,000	9,545,468
5.076%, 01/27/2030 (3 Month LIBOR USD + 1.905%) (1)(3)	7,000,000	6,749,860
Santander Holdings USA, Inc.,
2.650%, 04/17/2020	2,000,000	1,974,123
Santander UK Group Holdings PLC:
2.875%, 10/16/2020 (1)	4,866,000	4,781,108
3.125%, 01/08/2021 (1)	2,600,000	2,552,467
3.571%, 01/10/2023 (1)	5,000,000	4,785,936
4.796%, 11/15/2024 (3 Month LIBOR USD + 1.570%) (1)(3)	5,050,000	5,014,355
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%) (1)(3)	6,000,000	5,423,425
Santander UK PLC,
5.000%, 11/07/2023 (1)(2)	15,880,000	15,506,661
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (1)(2)	15,000,000	14,830,155
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022 (1)(2)	8,000,000	7,760,835
Societe Generale SA:
2.500%, 04/08/2021 (1)(2)	10,225,000	9,993,117
3.250%, 01/12/2022 (1)(2)	8,000,000	7,832,256
4.250%, 09/14/2023 (1)(2)	8,000,000	7,945,090
5.000%, 01/17/2024 (1)(2)	10,000,000	10,082,339
4.250%, 04/14/2025 (1)(2)	16,157,000	15,464,589
Standard Chartered PLC:
2.100%, 08/19/2019 (1)(2)	14,000,000	13,877,062
2.250%, 04/17/2020 (1)(2)	8,000,000	7,841,024
3.050%, 01/15/2021 (1)(2)	4,500,000	4,432,914
5.700%, 03/26/2044 (1)(2)	6,000,000	6,004,061
Stifel Financial Corp.,
4.250%, 07/18/2024	7,850,000	7,938,532
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 (1)	20,500,000	20,336,853
3.950%, 07/19/2023 (1)	1,850,000	1,881,292
Sumitomo Mitsui Financial Group, Inc.:
2.934%, 03/09/2021 (1)	5,950,000	5,887,370
2.442%, 10/19/2021 (1)	15,775,000	15,381,474
2.784%, 07/12/2022 (1)	10,000,000	9,744,084
3.102%, 01/17/2023 (1)	12,000,000	11,771,338
SunTrust Banks, Inc.:
2.900%, 03/03/2021	14,150,000	14,027,595
2.700%, 01/27/2022	12,800,000	12,483,691
3.300%, 05/15/2026	3,925,000	3,719,233
Svenska Handelsbanken AB,
2.400%, 10/01/2020 (1)	5,200,000	5,119,968
Swedbank AB,
2.200%, 03/04/2020 (1)(2)	6,468,000	6,393,707
Synchrony Financial:
3.000%, 08/15/2019	2,000,000	1,986,798
3.750%, 08/15/2021	10,225,000	9,950,934
4.250%, 08/15/2024	26,864,000	24,716,852
4.500%, 07/23/2025	23,127,000	21,089,192
3.950%, 12/01/2027	7,000,000	5,895,949
TD Ameritrade Holding Corp.:
2.950%, 04/01/2022	4,625,000	4,575,385
3.625%, 04/01/2025	7,000,000	6,935,168
Torchmark Corp.:
3.800%, 09/15/2022	12,475,000	12,563,330
4.550%, 09/15/2028	5,000,000	5,080,225
Trinity Acquisition PLC:
4.400%, 03/15/2026 (1)	27,305,000	27,133,406
6.125%, 08/15/2043 (1)	15,671,000	17,380,430
UBS AG,
3.588%, 06/01/2020 (3 Month LIBOR USD + 0.850%) (1)(3)	4,710,000	4,730,313
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022 (1)(2)	14,150,000	13,695,441
3.491%, 05/23/2023 (1)(2)	4,825,000	4,705,492
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.954%) (1)(2)(3)	21,550,000	20,726,480
4.253%, 03/23/2028 (1)(2)	17,150,000	16,910,573
Voya Financial, Inc.:
3.125%, 07/15/2024	14,375,000	13,554,885
3.650%, 06/15/2026	5,800,000	5,482,938
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019 (2)	5,985,000	5,958,499
3.250%, 10/05/2020 (2)	8,000,000	7,988,891
Wells Fargo & Co.:
2.150%, 01/30/2020	2,750,000	2,720,095
2.500%, 03/04/2021	5,000,000	4,917,864
3.069%, 01/24/2023	10,000,000	9,739,240
3.757%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	5,000,000	4,984,536
3.000%, 02/19/2025	5,000,000	4,712,136
3.000%, 04/22/2026	8,000,000	7,454,711
3.900%, 05/01/2045	5,000,000	4,587,874
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	11,292,650
Westpac Banking Corp.,
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.236%) (1)(3)	8,350,000	7,925,635
Willis North America, Inc.:
7.000%, 09/29/2019	5,463,000	5,588,369
3.600%, 05/15/2024	9,000,000	8,787,241
5.050%, 09/15/2048	2,500,000	2,401,683
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	13,879,000	14,514,725
		3,012,113,526	19.3%
Total Corporate Bonds		6,304,637,054	40.3%
Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,119,837
California Housing Finance Agency:
3.656%, 02/01/2029 (Callable 08/01/2025)	19,650,000	19,500,070
2.794%, 08/01/2036 (Callable 08/01/2025)	10,345,000	10,073,651
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,936,789
California School Finance Authority,
5.041%, 07/01/2020	2,230,000	2,294,559
City of Berwyn IL,
5.790%, 12/01/2022	8,835,000	8,852,582
City of Vernon CA,
4.500%, 08/01/2022	7,265,000	7,590,181
County of Cuyahoga OH,
9.125%, 10/01/2023	895,000	1,012,728
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,340,220
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2019)	3,290,000	3,337,179
Kentucky Housing Corp.,
3.500%, 01/01/2040 (Callable 07/01/2025)	4,340,000	4,322,380
Louisiana Housing Corp.,
2.100%, 12/01/2038 (Callable 09/01/2024)	4,187,723	3,869,791
Maryland Community Development Administration Housing Revenue,
3.160%, 09/01/2041 (Callable 09/01/2025)	15,590,000	15,299,714
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	750,000	747,930
3.750%, 07/01/2034 (Callable 07/01/2023)	1,120,000	1,123,562
4.000%, 07/01/2036 (Callable 07/01/2025)	6,290,000	6,345,729
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	2,500,000	2,435,550
North Texas Tollway Authority,
8.910%, 02/01/2030 (Callable 02/01/2020)	18,785,000	19,870,773
State of California,
7.950%, 03/01/2036 (Callable 03/01/2020)	10,125,000	10,689,570
State Public School Building Authority,
5.000%, 09/15/2027	4,458,000	4,885,522
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,454,941
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,246,476
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,735,505
		146,085,239	0.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-37, Class G, 8.000%, 07/25/2019	2,682	2,701
Series 1989-94, Class G, 7.500%, 12/25/2019	2,932	2,959
Series 1990-58, Class J, 7.000%, 05/25/2020	416	425
Series 1990-76, Class G, 7.000%, 07/25/2020	3,735	3,786
Series 1990-105, Class J, 6.500%, 09/25/2020	3,093	3,144
Series 1990-108, Class G, 7.000%, 09/25/2020	998	1,015
Series 1991-1, Class G, 7.000%, 01/25/2021	1,363	1,388
Series 1991-86, Class Z, 6.500%, 07/25/2021	4,568	4,699
Series 1993-58, Class H, 5.500%, 04/25/2023	56,088	57,704
Series 1998-66, Class C, 6.000%, 12/25/2028	40,477	42,475
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	10,347	10,410
3.500%, 11/01/2025	2,539,392	2,572,141
3.000%, 12/01/2026	920,138	923,646
2.500%, 04/01/2028	2,789,679	2,758,593
6.500%, 06/01/2029	123,582	135,692
3.000%, 04/01/2031	8,100,865	8,073,738
3.000%, 02/01/2032	74,319,443	74,070,571
3.500%, 05/01/2032	20,751,320	21,129,057
3.500%, 07/01/2032	25,713,933	26,182,073
5.000%, 08/01/2033	5,054,511	5,365,623
3.500%, 01/01/2034	20,776,065	21,154,286
5.000%, 09/01/2035	10,624,461	11,281,434
5.500%, 01/01/2036	175,780	189,520
5.000%, 03/01/2036	4,534,255	4,815,243
6.000%, 12/01/2036	159,294	173,972
5.000%, 02/01/2038	2,525,036	2,680,973
5.500%, 05/01/2038	533,787	569,938
5.500%, 01/01/2039	11,188,686	12,066,193
4.500%, 11/01/2039	4,062,489	4,252,722
4.500%, 11/01/2039	4,732,253	4,950,898
4.500%, 12/01/2039	24,721,432	25,884,891
5.000%, 03/01/2040	1,002,038	1,061,040
4.500%, 08/01/2040	885,866	927,552
4.500%, 09/01/2040	3,276,553	3,430,748
4.000%, 01/01/2041	32,004,783	32,930,976
4.000%, 01/01/2041	16,343,563	16,816,270
4.500%, 03/01/2041	2,463,414	2,579,335
3.500%, 10/01/2041	10,242,060	10,318,010
4.000%, 03/01/2042	7,529,799	7,747,678
3.500%, 06/01/2042	5,157,973	5,196,234
3.500%, 07/01/2042	13,721,547	13,823,334
3.000%, 08/01/2042	17,972,884	17,680,509
3.000%, 10/01/2042	6,943,056	6,826,876
3.000%, 11/01/2042	38,200,619	37,574,267
3.500%, 12/01/2042	14,599,304	14,707,575
3.000%, 01/01/2043	13,605,770	13,309,058
3.000%, 01/01/2043	29,220,580	28,718,029
3.500%, 01/01/2043	22,784,686	22,953,303
3.000%, 02/01/2043	3,787,833	3,722,690
3.000%, 04/01/2043	9,510,489	9,344,713
3.000%, 04/01/2043	16,604,633	16,321,057
3.000%, 04/01/2043	6,016,730	5,914,162
3.500%, 04/01/2043	66,877,732	67,312,123
4.000%, 04/01/2043	20,874,860	21,526,663
3.500%, 05/01/2043	13,772,127	13,874,203
3.000%, 06/01/2043	19,568,747	19,207,930
3.000%, 08/01/2043	6,091,409	5,984,282
3.500%, 11/01/2043	10,581,581	10,660,049
3.500%, 01/01/2044	11,991,206	12,080,146
3.500%, 02/01/2044	43,060,771	43,381,853
4.000%, 03/01/2044	6,635,047	6,783,950
3.500%, 05/01/2044	43,614,393	43,937,778
4.000%, 05/01/2044	23,863,084	24,553,410
4.000%, 07/01/2044	5,590,958	5,714,707
3.500%, 10/01/2044	11,261,765	11,319,140
4.000%, 10/01/2044	13,199,109	13,532,683
3.500%, 01/01/2045	30,609,462	30,836,555
3.500%, 06/01/2045	22,434,994	22,531,968
3.000%, 10/01/2045	43,648,888	42,883,149
4.000%, 10/01/2045	9,117,205	9,309,594
4.000%, 11/01/2045	18,281,547	18,665,436
3.500%, 01/01/2046	41,886,570	42,028,693
4.000%, 02/01/2046	20,263,009	20,686,491
4.000%, 04/01/2046	12,682,013	13,002,556
3.500%, 05/01/2046	12,052,324	12,087,001
3.000%, 08/01/2046	5,570,138	5,435,471
3.500%, 08/01/2046	37,456,957	37,665,363
3.000%, 10/01/2046	15,372,441	15,022,249
3.000%, 10/01/2046	73,457,266	71,715,462
3.000%, 05/01/2047	71,697,025	69,996,188
4.000%, 08/01/2048	53,840,903	55,091,188
Federal Home Loan Mortgage Corp. (FHLMC):
Series 141, Class D, 5.000%, 05/15/2021	1,163	1,163
Series 1081, Class K, 7.000%, 05/15/2021	16,179	16,552
Series 163, Class F, 6.000%, 07/15/2021 (4)	2,721	2,761
Series 188, Class H, 7.000%, 09/15/2021	6,106	6,192
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	106,760	108,621
3.000%, 04/01/2027	7,330,112	7,352,931
3.500%, 07/01/2027	35,140,188	35,628,315
2.500%, 12/01/2027	9,479,539	9,352,524
2.500%, 05/01/2028	12,753,103	12,582,177
5.000%, 05/01/2028	184,184	192,939
3.000%, 11/01/2028	24,830,961	24,908,387
4.500%, 08/01/2029	1,447,822	1,503,402
4.500%, 09/01/2029	1,666,731	1,730,696
2.500%, 04/01/2030	4,654,324	4,557,408
2.500%, 05/01/2030	14,848,195	14,539,007
3.000%, 12/01/2030	23,771,073	23,728,377
3.000%, 12/01/2030	14,924,072	14,934,070
3.500%, 01/01/2032	51,071,777	52,021,153
2.500%, 02/01/2032	8,297,109	8,106,124
3.000%, 09/01/2032	3,369,351	3,375,482
6.000%, 03/01/2033	44,345	48,358
3.500%, 10/01/2033	24,120,832	24,569,022
4.500%, 10/01/2033	17,102,696	17,802,780
5.000%, 10/01/2033	18,587,842	19,737,228
5.000%, 11/01/2033	51,497	54,681
4.000%, 01/01/2034	7,626,349	7,911,960
5.500%, 04/01/2034	6,209,558	6,687,200
4.000%, 06/01/2034	10,207,222	10,589,501
4.000%, 09/01/2034	12,112,058	12,565,713
5.500%, 09/01/2034	164,367	176,839
6.000%, 11/01/2034	44,424	48,454
5.500%, 02/01/2035	558,905	601,862
5.000%, 07/01/2035	4,818,924	5,116,226
5.000%, 10/01/2035	2,381,623	2,529,174
5.000%, 02/01/2036	3,403,170	3,613,848
5.500%, 11/01/2036	218,346	235,112
2.500%, 12/01/2036	32,669,100	31,393,505
5.500%, 04/01/2037	1,397,636	1,496,723
4.000%, 05/01/2037	54,551,796	56,215,407
4.000%, 04/01/2039	13,182,558	13,570,398
5.000%, 06/01/2039	11,345,920	12,044,802
5.000%, 06/01/2039	16,584,454	17,494,405
4.500%, 11/01/2039	231,381	242,299
4.000%, 08/01/2040	1,671,507	1,718,728
3.500%, 12/01/2040	10,323,760	10,404,303
4.000%, 12/01/2040	10,083,723	10,368,609
3.500%, 02/01/2041	16,106,694	16,232,420
4.000%, 02/01/2041	23,816,216	24,503,964
3.500%, 03/01/2041	23,282,678	23,464,418
4.500%, 05/01/2041	8,591,018	8,998,549
4.000%, 06/01/2041	19,403,426	19,950,842
4.500%, 07/01/2041	8,849,835	9,269,303
5.000%, 07/01/2041	12,639,983	13,418,496
3.500%, 09/01/2041	23,573,713	23,757,730
4.000%, 09/01/2041	2,636,593	2,711,095
4.000%, 10/01/2041	7,140,523	7,342,300
3.500%, 11/01/2041	9,324,234	9,396,317
3.500%, 12/01/2041	40,795,258	41,113,401
4.000%, 12/01/2041	9,718,249	9,992,865
4.000%, 01/01/2042	12,837,809	13,200,320
4.500%, 01/01/2042	12,665,300	13,265,696
4.000%, 02/01/2042	48,603,077	49,976,179
3.000%, 05/01/2042	9,074,095	8,925,792
3.500%, 07/01/2042	105,620,411	106,444,739
3.500%, 08/01/2042	9,414,184	9,487,672
4.000%, 08/01/2042	17,614,149	18,111,760
3.000%, 10/01/2042	20,992,837	20,653,847
3.000%, 03/01/2043	38,017,035	37,355,447
3.000%, 03/01/2043	6,637,923	6,526,947
3.000%, 05/01/2043	36,973,862	36,377,086
3.000%, 05/01/2043	22,141,588	21,760,793
3.000%, 06/01/2043	9,286,961	9,126,165
3.000%, 07/01/2043	3,553,791	3,491,888
4.000%, 07/01/2043	32,954,425	33,884,870
3.000%, 08/01/2043	5,848,247	5,746,911
3.500%, 09/01/2043	57,261,546	57,792,892
4.500%, 09/01/2043	13,708,703	14,358,469
3.500%, 10/01/2043	63,333,302	63,827,571
3.000%, 11/01/2043	29,825,730	29,333,734
4.000%, 01/01/2045	9,251,484	9,477,396
3.500%, 02/01/2045	44,623,299	44,971,488
4.000%, 02/01/2045	22,764,671	23,407,440
3.500%, 04/01/2045	33,176,375	33,301,821
4.000%, 10/01/2045	10,059,759	10,303,965
4.000%, 11/01/2045	40,272,433	41,098,429
3.500%, 12/01/2045	38,481,059	38,568,969
4.500%, 02/01/2046	37,339,020	39,106,809
3.000%, 05/01/2046	17,012,430	16,628,859
3.500%, 05/01/2046	66,350,551	66,543,208
3.000%, 07/01/2046	10,731,221	10,489,262
4.500%, 08/01/2046	33,235,411	34,600,460
3.000%, 11/01/2046	28,504,735	27,929,848
3.500%, 11/01/2046	58,734,619	58,941,499
4.000%, 11/01/2047	33,538,201	34,195,457
4.000%, 07/01/2048	36,835,361	37,849,729
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	42,704	46,296
5.000%, 07/20/2040	1,972,382	2,104,156
3.500%, 10/20/2041	8,948,816	9,061,674
3.500%, 01/15/2042	15,281,834	15,463,957
4.000%, 06/20/2042	10,154,833	10,486,230
3.500%, 09/20/2042	3,894,259	3,938,632
3.500%, 01/20/2043	25,320,022	25,608,470
3.500%, 03/20/2045	19,228,761	19,369,198
3.000%, 04/20/2045	31,055,303	30,691,587
3.500%, 04/20/2045	27,105,818	27,330,939
4.000%, 08/20/2045	12,772,025	13,143,124
4.500%, 01/20/2046	17,985,233	18,859,632
4.000%, 04/20/2046	13,732,932	14,089,810
4.000%, 05/20/2046	34,206,667	35,158,738
3.000%, 06/20/2046	21,909,099	21,607,384
3.000%, 08/20/2046	44,638,463	44,023,620
4.500%, 06/20/2047	64,507,059	66,792,275
4.500%, 07/20/2047	15,954,945	16,520,163
		3,421,488,027	21.9%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	64,048	63,626
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 (6)	439,594	429,143
Series 2006-J5, Class 3A1, 4.455%, 07/25/2021 (4)	99,238	94,521
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 (6)	80,473	80,139
Series 2004-8CB, Class A, 2.776%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	7,928,740	7,873,200
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	629,621	491,083
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 2.846%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	2,792,252	2,785,537
Series 2005-W5, Class A1, 2.741%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	31,522,657	31,104,534
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A3, 2.706%, 01/25/2036 (1 Month LIBOR USD + 0.200%) (3)	5,937,044	5,892,040
Series 2006-HE1, Class A1, 2.721%, 01/25/2036 (1 Month LIBOR USD + 0.215%) (3)	2,187,064	2,175,719
Series 2006-HE3, Class A2, 2.671%, 03/25/2036 (1 Month LIBOR USD + 0.165%) (3)	11,887,519	11,689,855
Series 2006-HE6, Class A1, 2.651%, 11/25/2036 (1 Month LIBOR USD + 0.145%) (3)	25,918,919	25,052,273
Banc of America Alternative Loan Trust:
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	9,653	9,658
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	33,619	32,633
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	146,213	142,084
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	54,649	54,507
Series 2007-1, Class 1A1, 5.550%, 04/25/2022 (4)(6)	297,026	290,095
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 (6)	66,959	65,703
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 (6)	152,593	150,255
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 (6)	92,432	88,263
Series 2006-5, Class CB7, 6.000%, 06/25/2046 (6)	338,619	306,501
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037 (8)	761,830	771,896
Series 2007-B, Class 1A2, 6.831%, 08/28/2047 (8)	1,603,132	1,507,731
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 3.106%, 06/25/2034 (1 Month LIBOR USD + 0.600%) (3)	1,787,377	1,770,667
Series 2005-4, Class 1A1, 2.946%, 04/25/2035 (1 Month LIBOR USD + 0.440%) (3)	4,152,786	4,113,178
Series 2005-7, Class 12A1, 3.046%, 08/25/2035 (1 Month LIBOR USD + 0.540%) (3)	7,200,135	7,155,771
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	218,025	215,773
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 4.294%, 09/25/2036 (4)	1,253,690	1,186,827
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 (8)	171,753	171,652
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 (6)	48,211	48,044
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033 (4)	484,894	453,886
Series 2004-S1, Class A3, 5.115%, 02/25/2035 (8)	273,627	274,607
Series 2005-1, Class AF6, 5.030%, 07/25/2035 (4)	151,339	153,490
Series 2005-10, Class AF6, 4.437%, 02/25/2036 (4)	134,616	137,098
Series 2006-10, Class 1AF3, 5.971%, 09/25/2046 (4)(6)	632,378	567,776
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 4.484%, 11/25/2033 (4)	6,709,994	6,825,980
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035 (4)	37,568	37,669
Series 2005-16, Class 3AV, 2.736%, 05/25/2036 (1 Month LIBOR USD + 0.230%) (3)	2,355,453	2,354,054
Series 2005-17, Class 1AF5, 5.564%, 05/25/2036 (4)	205,010	204,190
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036 (4)	34,630	35,229
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.150%, 04/25/2034 (8)	2,252	2,272
First Franklin Mortgage Loan Trust:
Series 2006-FFH1, Class A4, 2.806%, 01/25/2036 (1 Month LIBOR USD + 0.300%) (3)	1,209,016	1,208,887
Series 2006-FF1, Class 2A4, 2.846%, 01/25/2036 (1 Month LIBOR USD + 0.340%) (3)	7,328,943	7,335,694
Series 2005-FF12, Class A2C, 2.836%, 11/25/2036 (1 Month LIBOR USD + 0.330%) (3)	709,646	709,759
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	30,045	29,940
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021 (6)	71,285	68,619
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 (6)	280,903	236,837
Fremont Home Loan Trust,
Series 2006-A, Class 1A1, 2.651%, 05/25/2036 (1 Month LIBOR USD + 0.145%) (3)(6)	23,170,000	22,313,315
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	275	279
GE Mortgage Services LLC,
Series 1997-HE4, Class A7, 6.735%, 12/25/2028	29	25
GMACM Mortgage Loan Trust,
Series 2004-GH1, Class A6, 4.810%, 07/25/2035 (8)	496	497
GSAA Home Equity Trust,
Series 2004-6, Class A1, 3.306%, 06/25/2034 (1 Month LIBOR USD + 0.800%) (3)	1,069,128	1,049,161
GSAMP Trust:
Series 2005-WMC2, Class A1B, 3.126%, 11/25/2035 (1 Month LIBOR USD + 0.620%) (3)	5,834,239	5,830,652
Series 2005-WMC2, Class A2C, 3.206%, 11/25/2035 (1 Month LIBOR USD + 0.700%) (3)	5,523,571	5,522,148
HomeBanc Mortgage Trust,
Series 2005-3, Class A1, 2.746%, 07/25/2035 (1 Month LIBOR USD + 0.240%) (3)	2,753,610	2,717,997
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	623	620
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.671%, 09/25/2034 (8)	75,873	78,172
Series 2004-5, Class 1A2, 3.206%, 10/25/2034 (1 Month LIBOR USD + 0.700%) (3)	3,972,062	3,947,969
Series 2004-6, Class 1A1, 3.306%, 10/25/2034 (1 Month LIBOR USD + 0.800%) (3)	3,287,037	3,198,152
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.867%, 03/25/2036 (4)(6)	293,689	271,184
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 2.636%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	1,841,462	1,834,879
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 4.314%, 07/25/2035 (4)	1,121,235	1,123,911
Series 2007-A1, Class 5A2, 4.327%, 07/25/2035 (4)	2,935,014	3,014,984
Series 2007-A1, Class 5A5, 4.327%, 07/25/2035 (4)	4,444,086	4,582,032
Series 2006-A7, Class 2A2, 4.216%, 01/25/2037 (4)	142,625	135,958
Series 2006-A7, Class 2A4R, 4.216%, 01/25/2037 (4)	609,357	580,873
Series 2007-A2, Class 2A3, 4.130%, 04/25/2037 (4)	1,641,590	1,542,902
MASTR Alternative Loan Trust,
Series 2004-2, Class 4A1, 5.000%, 02/25/2019	995	992
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 3.106%, 01/25/2036 (1 Month LIBOR USD + 0.600%) (3)	4,758,486	4,757,932
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 3.854%, 12/25/2029 (4)(6)	5,758,363	5,754,995
Series 2005-A10, Class A, 2.716%, 02/25/2036 (1 Month LIBOR USD + 0.210%) (3)	15,876,888	15,170,130
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 4.353%, 09/25/2034 (4)	2,553,356	2,607,465
MortgageIT Trust:
Series 2005-2, Class 1A1, 3.026%, 05/25/2035 (1 Month LIBOR USD + 0.520%) (3)	1,498,381	1,492,890
Series 2005-3, Class A1, 3.106%, 08/25/2035 (1 Month LIBOR USD + 0.600%) (3)	3,549,243	3,455,127
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.736%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	7,698,363	7,666,364
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (2)(4)	13,775,858	13,902,994
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (2)(4)	14,931,021	15,021,089
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (2)(4)	26,651,097	26,888,596
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (2)(4)	14,499,593	14,573,203
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.956%, 09/25/2035 (1 Month LIBOR USD + 0.450%) (3)	542,495	542,624
Popular ABS Mortgage Pass-Through Trust,
Series 2006-E, Class A2, 2.656%, 01/25/2037 (1 Month LIBOR USD + 0.150%) (3)	2,067,213	2,059,417
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019 (6)	12,727	12,655
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	7,569	7,569
RASC Series Trust,
Series 2006-KS4, Class A4, 2.746%, 06/25/2036 (1 Month LIBOR USD + 0.240%) (3)	6,743,908	6,712,650
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037 (8)	2,489,630	1,108,385
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 3.176%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,606,244	1,593,934
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A1, 4.329%, 09/25/2034 (4)	3,688,542	3,662,425
Structured Asset Securities Corp.:
Series 2005-WF1, Class A3, 3.166%, 02/25/2035 (1 Month LIBOR USD + 0.660%) (3)	3,935,407	3,936,928
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 (8)	21,804	22,176
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A6, 2.656%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	11,811,916	11,620,639
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 4.337%, 10/25/2043 (4)	13,523,083	13,694,814
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (2)(4)	5,271,732	5,244,554
Series 2015-5, Class A1, 3.500%, 05/25/2055 (2)(4)	3,043,846	3,032,934
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	8,938,248	8,802,777
Series 2016-3, Class A1, 2.250%, 04/25/2056 (2)(4)	1,663,169	1,624,987
Series 2016-5, Class A1, 2.500%, 10/25/2056 (2)(4)	8,094,536	7,847,349
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	38,943,016	38,094,222
Series 2017-6, Class A1, 2.750%, 10/25/2057 (2)(4)	41,221,564	40,262,738
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	37,940,132	37,960,991
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	27,227	27,170
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	29,229	29,176
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	2,805	2,800
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	16,023	16,171
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	19,091	19,151
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	6,127,893	6,482,221
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	3,215,579	3,419,877
Series 2004-AR14, Class A1, 4.314%, 01/25/2035 (4)	8,705,158	8,879,800
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 4.513%, 06/25/2035 (4)	12,571,834	12,911,832
		515,119,348	3.3%
Total Residential Mortgage-Backed Securities		3,936,607,375	25.2%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2014-M2, Class A2, 3.513%, 12/25/2023 (4)	10,864,029	11,120,820
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	17,835,510
Series K721, Class A2, 3.090%, 08/25/2022 (4)	25,545,000	25,670,050
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	47,333,043
Series K029, Class A2, 3.320%, 02/25/2023 (4)	27,398,000	27,794,318
Series K037, Class A2, 3.490%, 01/25/2024	68,125,000	69,665,913
Series K050, Class A2, 3.334%, 08/25/2025 (4)	72,374,000	73,330,220
Series K058, Class A2, 2.653%, 08/25/2026	19,865,000	19,119,790
Series K063, Class A2, 3.430%, 01/25/2027 (4)	49,560,000	50,167,298
Series K064, Class A2, 3.224%, 03/25/2027	33,820,000	33,741,889
Series K065, Class A2, 3.243%, 04/25/2027	28,200,000	28,142,683
Series K066, Class A2, 3.117%, 06/25/2027	11,100,000	10,973,396
Series K068, Class A2, 3.244%, 08/25/2027	9,000,000	8,961,696
Series K069, Class A2, 3.187%, 09/25/2027 (4)	23,130,000	22,907,487
Series K071, Class A2, 3.286%, 11/25/2027	23,025,000	22,949,199
Series K077, Class A2, 3.850%, 05/25/2028 (4)	16,475,000	17,124,962
Series K156, Class A3, 3.700%, 06/25/2033 (4)	11,088,000	11,103,038
		497,941,312	3.2%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/15/2050	26,535,000	26,444,808
Series 2017-BNK9, Class A4, 3.538%, 11/15/2054	44,971,000	44,641,214
Series 2017-BNK5, Class A5, 3.390%, 06/15/2060	12,750,000	12,475,939
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/10/2049	37,060,000	34,941,532
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	34,503,388	34,254,895
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	7,102,477	7,216,701
Series 2014-GC25, Class A4, 3.635%, 10/10/2047	10,340,590	10,462,939
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	24,587,000	24,166,528
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,488,584	7,500,964
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	22,854,922	23,583,466
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	19,660,536	19,593,486
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	23,175,000	23,802,085
DBJPM Mortgage Trust,
Series 2016-C3, Class ASB, 2.756%, 08/10/2049	10,360,000	10,037,553
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	36,918,489	36,412,380
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	25,000,000	25,976,420
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	17,452,913	17,184,806
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	8,015,203	7,913,161
Series 2012-LC9, Class A5, 2.840%, 12/15/2047	14,450,059	14,198,559
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class ASB, 3.157%, 07/15/2045	3,889,176	3,874,691
Series 2013-C12, Class A5, 3.664%, 07/15/2045	6,835,000	6,917,660
Series 2013-C15, Class A4, 4.096%, 11/15/2045	2,130,000	2,193,836
Series 2013-C17, Class A3, 3.928%, 01/15/2047	3,107,071	3,174,028
Series 2013-C17, Class A4, 4.199%, 01/15/2047	10,000,000	10,359,362
Series 2014-C24, Class ASB, 3.368%, 11/15/2047	10,000,000	10,007,639
Series 2014-C25, Class ASB, 3.407%, 11/15/2047	9,008,000	9,024,605
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	37,550,000	37,384,776
Series 2012-C6, Class A4, 2.858%, 11/15/2045	23,907,780	23,566,339
Series 2013-C10, Class A3, 3.967%, 07/15/2046 (4)	6,630,160	6,823,560
Series 2013-C12, Class A3, 3.973%, 10/15/2046	17,280,595	17,741,873
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	12,250,000	12,231,754
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%, 02/15/2048	18,000,000	18,092,171
Series 2015-SG1, Class ASB, 3.556%, 09/15/2048	18,900,000	19,140,602
Series 2015-P2, Class A3, 3.541%, 12/15/2048	44,050,000	44,322,749
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	26,735,220	26,871,289
Series 2013-C13, Class ASB, 2.654%, 05/15/2045	6,516,286	6,471,017
Series 2013-C18, Class A4, 3.896%, 12/15/2046	12,900,000	13,232,812
Series 2014-C21, Class A5, 3.678%, 08/15/2047	31,319,000	31,782,089
Series 2014-C24, Class A4, 3.343%, 11/15/2047	10,330,000	10,280,981
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	6,920,000	7,042,421
		701,343,690	4.5%
Total Commercial Mortgage-Backed Securities		1,199,285,002	7.7%

Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	8,166,000	10,436,216
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	122,275	124,001
Series 1998-3, Class A5, 6.220%, 03/01/2030	221,084	230,609
Series 1998-4, Class A5, 6.180%, 04/01/2030	1,343,500	1,392,260
Series 1998-7, Class A1, 6.320%, 07/01/2030	10,938,208	11,293,080
Ford Credit Auto Owner Trust:
Series 2016-1, Class A, 2.310%, 08/15/2027 (2)	28,860,000	28,466,638
Series 2016-2, Class A, 2.030%, 12/15/2027 (2)	43,505,000	42,438,445
Series 2018-1, Class A, 3.190%, 07/15/2031 (2)	40,550,000	40,226,415
MMAF Equipment Finance LLC,
Series 2016-AA, Class A5, 2.210%, 12/15/2032 (2)	14,100,000	13,729,890
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	17,211	17,405
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022 (2)	20,380,000	20,102,553
Sofi Consumer Loan Program:
Series 2017-6, Class A2, 2.820%, 11/25/2026 (2)	10,000,000	9,917,546
Series 2018-3, Class A2, 3.670%, 08/25/2027 (2)	20,000,000	20,158,722
Synchrony Credit Card Master Note Trust,
Series 2016-2, Class A, 2.210%, 05/15/2024	8,900,000	8,734,282
		207,268,062	1.4%
Total Long-Term Investments (Cost $15,588,298,146)		15,313,919,047	98.0%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29% (5)	259,568,092	259,568,092
Total Short-Term Investment (Cost $259,568,092)		259,568,092	1.7%
Total Investments (Cost $15,847,866,238)		15,573,487,139	99.7%
Other Assets in Excess of Liabilities		42,195,218	0.3%
TOTAL NET ASSETS		$15,615,682,357	100.0%

Notes to Schedule of Investments
(1)	Foreign security.
(2)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $2,440,596,968, which represents 15.63% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Security in default.
(8)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$3,366,096,348	$–	$3,366,096,348
Other Government Related Securities	–	153,939,967	–	153,939,967
Corporate Bonds	–	6,304,637,054	–	6,304,637,054
Municipal Bonds	–	146,085,239	–	146,085,239
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	3,421,488,027	–	3,421,488,027
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	515,119,348	–	515,119,348
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	497,941,312	–	497,941,312
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	701,343,690	–	701,343,690
Asset Backed Securities	–	207,268,062	–	207,268,062
Total Long-Term Investments	–	15,313,919,047	–	15,313,919,047
Short-Term Investment
Money Market Mutual Fund	259,568,092	–	–	259,568,092
Total Short-Term Investment	259,568,092	–	–	259,568,092
Total Investments	$259,568,092	$15,313,919,047	$–	$15,573,487,139

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$185,175,000	$181,023,028
1.875%, 03/31/2022	318,025,000	312,062,031
2.500%, 05/15/2024	99,425,000	99,242,462
2.250%, 11/15/2025	214,425,000	209,692,574
2.000%, 11/15/2026	202,025,000	192,847,067
2.250%, 11/15/2027	253,525,000	244,899,207
3.500%, 02/15/2039	364,345,000	398,516,575
2.875%, 05/15/2043	654,400,000	638,832,439
2.500%, 02/15/2045	228,175,000	206,783,594
		2,483,898,977	14.1%
Other Government Related Securities
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019 (1)(2)	3,000,000	3,040,530
5.750%, 10/27/2021 (1)(2)	4,000,000	4,025,040
CNOOC Curtis Funding No. 1 Pty Ltd.,
4.500%, 10/03/2023 (1)(2)	5,000,000	5,109,875
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 (1)	2,415,000	2,330,885
CNOOC Finance (2015) USA LLC,
3.500%, 05/05/2025	21,200,000	20,532,815
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 (1)	4,750,000	4,815,393
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (1)(2)	2,000,000	1,997,500
Comision Federal de Electricidad,
5.750%, 02/14/2042 (1)(2)	5,200,000	4,784,000
Corp Andina de Fomento,
4.375%, 06/15/2022 (1)	4,265,000	4,414,062
Electricite de France SA,
4.750%, 10/13/2035 (1)(2)	10,000,000	9,420,349
Export-Import Bank of Korea:
2.250%, 01/21/2020 (1)	14,000,000	13,876,884
4.000%, 01/29/2021 (1)	2,400,000	2,437,255
Korea Development Bank:
2.250%, 05/18/2020 (1)	7,200,000	7,120,985
3.000%, 09/14/2022 (1)	4,400,000	4,355,912
Nexen Energy ULC,
6.400%, 05/15/2037 (1)	6,249,000	7,605,602
Petrobras Global Finance BV:
5.299%, 01/27/2025 (1)	3,400,000	3,247,000
7.375%, 01/17/2027 (1)	9,300,000	9,555,750
Petroleos Mexicanos:
4.875%, 01/24/2022 (1)	6,500,000	6,327,750
4.250%, 01/15/2025 (1)	15,000,000	13,110,000
4.500%, 01/23/2026 (1)	4,500,000	3,879,000
6.500%, 06/02/2041 (1)	4,000,000	3,312,000
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (1)(2)	1,500,000	1,531,441
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (1)(2)	20,000,000	19,754,239
3.250%, 04/28/2025 (1)(2)	20,000,000	19,124,965
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019 (1)(2)	8,000,000	7,915,928
3.500%, 05/03/2026 (1)(2)	10,000,000	9,610,710
Sinopec Group Overseas Development [2017] Ltd,
3.000%, 04/12/2022 (1)(2)	6,950,000	6,802,924
Syngenta Finance NV:
3.125%, 03/28/2022 (1)	5,000,000	4,790,783
4.441%, 04/24/2023 (1)(2)	5,000,000	4,818,632
4.892%, 04/24/2025 (1)(2)	10,000,000	9,455,491
		219,103,700	1.2%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
6.900%, 03/01/2019	6,659,000	6,697,206
3.700%, 09/15/2024	4,025,000	4,062,056
7.430%, 10/01/2026	3,300,000	4,086,327
6.150%, 03/01/2037	9,000,000	11,039,294
5.400%, 10/01/2043	5,000,000	5,770,308
4.750%, 09/15/2044	1,950,000	2,076,574
A.P. Meoller - Maersk A/S,
3.750%, 09/22/2024 (1)(2)	4,475,000	4,345,619
Abbott Laboratories:
3.400%, 11/30/2023	4,583,000	4,569,023
4.750%, 11/30/2036	38,500,000	40,191,539
AbbVie, Inc.:
3.200%, 11/06/2022	3,000,000	2,955,209
3.600%, 05/14/2025	2,500,000	2,397,962
4.300%, 05/14/2036	3,825,000	3,412,561
Actavis Funding SCS:
3.850%, 06/15/2024 (1)	10,125,000	9,986,242
3.800%, 03/15/2025 (1)	10,200,000	9,957,480
4.550%, 03/15/2035 (1)	14,098,000	13,373,331
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	700,000	715,759
ADT Corp.,
3.500%, 07/15/2022	6,900,000	6,382,500
Agilent Technologies, Inc.,
3.875%, 07/15/2023	5,325,000	5,375,739
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021 (1)	10,000,000	9,895,114
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	22,750,000	21,458,385
Amgen, Inc.,
4.400%, 05/01/2045	8,000,000	7,481,504
Anadarko Petroleum Corp.:
8.700%, 03/15/2019	4,380,000	4,425,107
6.450%, 09/15/2036	4,025,000	4,346,983
Andeavor Logistics LP,
3.500%, 12/01/2022	8,600,000	8,365,336
Anglo American Capital PLC:
3.750%, 04/10/2022 (1)(2)	7,000,000	6,833,610
4.125%, 09/27/2022 (1)(2)	5,385,000	5,288,806
3.625%, 09/11/2024 (1)(2)	4,325,000	4,088,206
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	20,350,000	19,787,294
Anheuser-Busch InBev Worldwide, Inc.,
4.900%, 02/01/2046 (2)	1,400,000	1,298,340
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	10,603,362
Aramark Services, Inc.,
5.000%, 02/01/2028 (2)	1,000,000	932,500
ArcelorMittal:
5.500%, 03/01/2021 (1)	7,950,000	8,176,483
6.250%, 02/25/2022 (1)	19,760,000	20,886,320
Arrow Electronics, Inc.,
3.250%, 09/08/2024	15,000,000	13,966,649
AT&T, Inc.:
3.950%, 01/15/2025	4,425,000	4,327,011
3.400%, 05/15/2025	20,225,000	19,044,929
4.125%, 02/17/2026	8,925,000	8,721,528
4.300%, 02/15/2030	10,980,000	10,375,943
5.250%, 03/01/2037	7,125,000	6,998,371
4.900%, 08/15/2037	10,000,000	9,323,894
5.150%, 11/15/2046	10,321,000	9,591,144
4.500%, 03/09/2048	15,264,000	13,061,511
5.150%, 02/15/2050	23,650,000	21,909,579
Avnet, Inc.,
3.750%, 12/01/2021	5,000,000	5,029,107
Ball Corp.:
5.250%, 07/01/2025	25,000,000	24,937,500
4.875%, 03/15/2026	7,000,000	6,807,500
Bayer US Finance II LLC:
4.250%, 12/15/2025 (2)	25,000,000	24,331,521
4.625%, 06/25/2038 (2)	12,000,000	10,897,690
4.875%, 06/25/2048 (2)	5,125,000	4,606,054
Bayer US Finance LLC,
2.375%, 10/08/2019 (2)	14,725,000	14,607,296
Beam Suntory, Inc.:
3.250%, 05/15/2022	7,000,000	6,938,249
3.250%, 06/15/2023	10,960,000	10,630,383
Becton Dickinson and Co.:
3.250%, 11/12/2020	13,000,000	12,921,385
3.363%, 06/06/2024	10,000,000	9,604,770
3.734%, 12/15/2024	9,250,000	8,935,459
4.875%, 05/15/2044	5,455,000	5,163,877
Bemis Co., Inc.,
4.500%, 10/15/2021	1,000,000	1,022,329
Boardwalk Pipelines LP:
4.950%, 12/15/2024	15,475,000	15,692,703
5.950%, 06/01/2026	26,406,000	27,280,620
Boral Finance Pty Ltd.:
3.000%, 11/01/2022 (1)(2)	8,650,000	8,356,992
3.750%, 05/01/2028 (1)(2)	5,550,000	5,158,752
Broadcom Corp. / Broadcom Cayman Finance Ltd.:
3.000%, 01/15/2022	25,000,000	24,042,585
3.125%, 01/15/2025	13,250,000	11,961,578
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026	18,286,000	17,397,560
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	1,783,012
Bunge Limited Finance Corp.:
3.250%, 08/15/2026	13,188,000	11,554,943
3.750%, 09/25/2027	22,800,000	20,275,992
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,100,000	3,005,523
Campbell Soup Co.:
3.950%, 03/15/2025	11,000,000	10,538,557
4.800%, 03/15/2048	7,325,000	6,281,864
Carlisle Cos, Inc.,
3.750%, 12/01/2027	4,600,000	4,357,893
Celgene Corp.:
3.550%, 08/15/2022	5,730,000	5,667,064
3.250%, 02/20/2023	10,000,000	9,764,525
CF Industries, Inc.:
3.450%, 06/01/2023	24,874,000	23,132,820
5.375%, 03/15/2044	10,922,000	8,846,820
Charter Communications Operating LLC:
4.464%, 07/23/2022	33,748,000	34,072,169
6.384%, 10/23/2035	6,000,000	6,158,683
CK Hutchison International Ltd.:
2.250%, 09/29/2020 (1)(2)	17,600,000	17,306,846
2.875%, 04/05/2022 (1)(2)	7,475,000	7,335,890
CNH Industrial Capital LLC,
4.200%, 01/15/2024	15,000,000	14,823,889
CNH Industrial NV,
4.500%, 08/15/2023 (1)	6,168,000	6,198,223
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	9,943,000	9,908,806
4.500%, 06/01/2025	14,135,000	14,236,795
5.800%, 06/01/2045	2,223,000	2,383,707
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,466,336
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	6,455,640
4.400%, 08/15/2035	13,575,000	13,132,395
3.200%, 07/15/2036	15,000,000	12,903,092
4.600%, 10/15/2038	12,350,000	12,470,763
4.650%, 07/15/2042	2,000,000	1,979,032
4.950%, 10/15/2058	7,500,000	7,624,884
Conagra Brands, Inc.,
5.300%, 11/01/2038	6,625,000	6,260,227
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036 (1)	845,000	1,007,528
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	1,021,280
Corning, Inc.,
4.375%, 11/15/2057	10,000,000	8,393,005
Cox Communications, Inc.:
2.950%, 06/30/2023 (2)	5,475,000	5,268,227
3.850%, 02/01/2025 (2)	2,875,000	2,832,387
3.350%, 09/15/2026 (2)	16,750,000	15,453,568
4.800%, 02/01/2035 (2)	4,450,000	4,057,153
6.450%, 12/01/2036 (2)	5,550,000	5,844,984
8.375%, 03/01/2039 (2)	11,639,000	14,506,059
4.700%, 12/15/2042 (2)	5,000,000	4,402,340
CSX Corp.:
6.220%, 04/30/2040	475,000	563,239
4.650%, 03/01/2068	9,000,000	8,132,168
CVS Health Corp.:
3.875%, 07/20/2025	2,302,000	2,243,299
4.780%, 03/25/2038	30,075,000	28,819,537
5.050%, 03/25/2048	19,600,000	19,063,153
Danone SA:
3.000%, 06/15/2022 (1)(2)	3,500,000	3,437,409
2.589%, 11/02/2023 (1)(2)	10,000,000	9,506,900
DCP Midstream LLC,
4.750%, 09/30/2021 (2)	2,245,000	2,216,938
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 (1)	18,415,000	24,018,272
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (2)	13,810,000	13,769,188
4.420%, 06/15/2021 (2)	39,125,000	39,060,454
5.450%, 06/15/2023 (2)	37,680,000	38,344,686
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,081,250
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,056,918
Dow Chemical Co.,
4.125%, 11/15/2021	835,000	849,691
DowDuPont, Inc.:
4.493%, 11/15/2025	9,275,000	9,549,318
5.319%, 11/15/2038	17,350,000	17,865,010
DXC Technology Co.:
3.688%, 03/01/2021 (3 Month LIBOR USD + 0.950%) (3)	9,228,000	9,217,742
4.450%, 09/18/2022	2,000,000	2,040,812
4.250%, 04/15/2024	38,039,000	37,429,471
4.750%, 04/15/2027	25,650,000	25,740,259
Eaton Corp.:
2.750%, 11/02/2022	2,625,000	2,553,057
4.000%, 11/02/2032	3,660,000	3,614,667
Ecolab, Inc.,
3.250%, 01/14/2023	6,325,000	6,300,504
EMC Corp.,
2.650%, 06/01/2020	200,000	192,084
Enable Midstream Partners LP,
4.400%, 03/15/2027	15,000,000	14,006,097
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020 (2)	3,300,000	3,394,679
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	5,673,060
7.375%, 10/15/2045	23,298,000	28,856,695
Encana Corp.,
6.500%, 05/15/2019 (1)	610,000	616,271
Energy Transfer Equity LP:
4.250%, 03/15/2023	10,000,000	9,625,000
5.875%, 01/15/2024	15,000,000	15,262,500
Energy Transfer Partners LP:
9.700%, 03/15/2019	1,189,000	1,203,126
4.150%, 10/01/2020	13,475,000	13,556,323
5.200%, 02/01/2022	1,000,000	1,026,961
3.600%, 02/01/2023	5,000,000	4,817,131
4.050%, 03/15/2025	6,204,000	5,822,787
4.200%, 04/15/2027	8,650,000	8,061,207
6.500%, 02/01/2042	16,625,000	16,592,163
5.150%, 03/15/2045	5,000,000	4,325,503
EnLink Midstream Partners LP,
4.400%, 04/01/2024	23,605,000	22,244,956
Ensco PLC,
5.200%, 03/15/2025 (1)	6,000,000	3,990,000
Enterprise Products Operating LLC:
2.850%, 04/15/2021	10,000,000	9,900,225
3.350%, 03/15/2023	10,000,000	9,863,401
3.750%, 02/15/2025	7,000,000	6,926,199
EQT Midstream Partners LP:
4.750%, 07/15/2023	22,000,000	21,952,695
4.125%, 12/01/2026	14,750,000	13,389,605
ERAC USA Finance LLC:
2.350%, 10/15/2019 (2)	5,385,000	5,348,585
2.600%, 12/01/2021 (2)	10,400,000	10,118,989
Express Scripts Holding Co.:
4.750%, 11/15/2021	14,700,000	15,120,830
3.050%, 11/30/2022	15,000,000	14,517,009
3.500%, 06/15/2024	7,800,000	7,574,727
FedEx Corp.:
3.900%, 02/01/2035	7,000,000	6,337,533
4.950%, 10/17/2048	13,500,000	13,046,029
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	5,700,000	5,694,281
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	2,789,000	2,801,678
4.500%, 10/15/2022	1,529,000	1,574,808
3.500%, 04/15/2023	3,268,000	3,230,410
3.875%, 06/05/2024	6,367,000	6,359,934
3.000%, 08/15/2026	9,300,000	8,555,690
4.500%, 08/15/2046	6,700,000	6,093,265
4.750%, 05/15/2048	15,000,000	13,943,333
Fiserv, Inc.:
3.500%, 10/01/2022	11,625,000	11,544,873
3.850%, 06/01/2025	11,720,000	11,615,616
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022 (2)	3,000,000	3,019,434
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 (1)	11,700,000	11,159,821
4.375%, 05/10/2043 (1)	2,000,000	1,913,104
Ford Motor Credit Co. LLC:
2.681%, 01/09/2020	5,000,000	4,917,171
3.200%, 01/15/2021	11,250,000	10,909,740
5.750%, 02/01/2021	13,000,000	13,258,666
3.336%, 03/18/2021	5,500,000	5,336,719
5.875%, 08/02/2021	8,975,000	9,204,480
2.979%, 08/03/2022	10,000,000	9,242,167
4.250%, 09/20/2022	4,459,000	4,274,609
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	41,397,000	42,593,336
Freeport-McMoRan, Inc.:
3.100%, 03/15/2020	3,775,000	3,690,062
3.550%, 03/01/2022	6,275,000	5,937,719
3.875%, 03/15/2023	27,816,000	25,729,800
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024 (2)	8,075,000	8,222,773
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (2)	33,385,000	33,734,669
General Electric Co.:
2.200%, 01/09/2020	2,864,000	2,822,295
5.550%, 05/04/2020	1,199,000	1,219,549
4.375%, 09/16/2020	838,000	836,807
5.300%, 02/11/2021	859,000	860,065
4.650%, 10/17/2021	2,420,000	2,427,259
3.150%, 09/07/2022	6,500,000	6,143,017
General Mills, Inc.:
2.200%, 10/21/2019	12,000,000	11,908,758
3.700%, 10/17/2023	20,000,000	19,883,303
4.000%, 04/17/2025	3,175,000	3,124,659
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	6,500,000	6,475,571
2.350%, 10/04/2019	2,700,000	2,676,478
2.450%, 11/06/2020	9,000,000	8,741,451
3.700%, 11/24/2020	1,509,000	1,502,899
4.200%, 03/01/2021	21,283,000	21,271,566
3.200%, 07/06/2021	25,600,000	25,006,240
4.375%, 09/25/2021	4,875,000	4,884,433
3.450%, 01/14/2022	5,200,000	5,038,963
3.150%, 06/30/2022	6,325,000	6,041,372
4.150%, 06/19/2023	3,375,000	3,288,435
Genpact Luxembourg Sarl,
3.700%, 04/01/2022 (1)	43,005,000	42,677,971
Georgia-Pacific LLC:
5.400%, 11/01/2020 (2)	11,000,000	11,397,917
3.163%, 11/15/2021 (2)	20,000,000	19,819,311
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (1)(2)	2,000,000	2,042,727
4.250%, 10/25/2022 (1)(2)	7,000,000	6,977,849
6.000%, 11/15/2041 (1)(2)	9,400,000	9,059,899
Glencore Funding LLC:
4.125%, 05/30/2023 (2)	16,940,000	16,634,868
4.625%, 04/29/2024 (2)	26,730,000	26,495,845
4.000%, 03/27/2027 (2)	17,000,000	15,486,623
Grupo Bimbo SAB de CV:
3.875%, 06/27/2024 (1)(2)	26,633,000	26,157,597
4.875%, 06/27/2044 (1)(2)	9,575,000	8,827,046
4.700%, 11/10/2047 (1)(2)	22,671,000	20,393,925
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	2,972,729
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (2)	10,000,000	10,313,829
HB Fuller Co.,
4.000%, 02/15/2027	6,725,000	5,649,000
HCA, Inc.:
4.250%, 10/15/2019	10,900,000	10,872,750
6.500%, 02/15/2020	5,000,000	5,125,000
5.000%, 03/15/2024	10,366,000	10,262,340
5.375%, 02/01/2025	25,300,000	24,667,500
5.250%, 04/15/2025	4,200,000	4,179,000
5.375%, 09/01/2026	1,000,000	972,500
Hewlett Packard Enterprise Co.:
2.100%, 10/04/2019 (2)	9,000,000	8,898,587
3.600%, 10/15/2020	7,550,000	7,569,549
Hexcel Corp.,
3.950%, 02/15/2027	19,000,000	18,583,112
Husky Energy, Inc.,
4.000%, 04/15/2024 (1)	7,380,000	7,303,539
Hutchison Whampoa International Ltd.:
7.625%, 04/09/2019 (1)(2)	2,500,000	2,528,812
3.250%, 11/08/2022 (1)(2)	4,625,000	4,586,243
3.625%, 10/31/2024 (1)(2)	15,000,000	14,852,865
Hyundai Capital America:
2.500%, 03/18/2019 (2)	24,750,000	24,708,825
1.750%, 09/27/2019 (2)	10,000,000	9,869,234
3.450%, 03/12/2021 (2)	20,950,000	20,724,732
3.000%, 03/18/2021 (2)	10,000,000	9,845,559
3.750%, 07/08/2021 (2)	10,150,000	10,119,966
3.100%, 04/05/2022 (2)	2,000,000	1,952,217
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020 (1)(2)	9,225,000	9,065,356
Ingersoll-Rand Global Holding Co. Ltd,
5.750%, 06/15/2043	4,126,000	4,734,621
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044 (1)	1,300,000	1,268,563
International Flavors & Fragrances, Inc.,
5.000%, 09/26/2048	10,000,000	9,960,408
Johnson Controls International PLC:
3.900%, 02/14/2026 (1)	10,000,000	9,807,086
5.250%, 12/01/2041 (1)	1,150,000	1,110,607
Kansas City Southern,
4.700%, 05/01/2048	12,000,000	11,718,688
Kerr-McGee Corp.,
7.875%, 09/15/2031	12,790,000	15,316,658
Keurig Dr Pepper, Inc.,
4.417%, 05/25/2025 (2)	7,000,000	6,967,608
Keysight Technologies, Inc.:
3.300%, 10/30/2019	13,300,000	13,259,708
4.550%, 10/30/2024	7,283,000	7,428,956
4.600%, 04/06/2027	31,321,000	31,440,805
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	8,828,000	8,866,083
6.850%, 02/15/2020	4,645,000	4,809,510
6.500%, 02/01/2037	400,000	430,918
6.950%, 01/15/2038	5,130,000	5,721,738
7.500%, 11/15/2040	8,041,000	9,276,255
Kinder Morgan, Inc.:
3.050%, 12/01/2019	7,000,000	6,959,647
5.000%, 02/15/2021 (2)	10,008,000	10,253,342
8.050%, 10/15/2030	15,009,000	17,581,182
7.800%, 08/01/2031	16,174,000	19,376,906
5.200%, 03/01/2048	8,025,000	7,660,753
Kinross Gold Corp.,
6.875%, 09/01/2041 (1)	5,500,000	5,252,500
Kraft Heinz Foods Co.:
4.000%, 06/15/2023	17,000,000	16,955,448
6.750%, 03/15/2032	10,000,000	11,391,690
5.000%, 07/15/2035	7,375,000	6,921,274
5.000%, 06/04/2042	5,000,000	4,471,366
Lafarge SA,
7.125%, 07/15/2036 (1)	1,500,000	1,768,818
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026 (2)	12,565,000	11,413,030
Lear Corp.,
5.250%, 01/15/2025	21,600,000	22,188,621
Lennox International, Inc.,
3.000%, 11/15/2023	10,000,000	9,410,102
Magellan Midstream Partners LP:
5.000%, 03/01/2026	10,000,000	10,452,809
4.200%, 03/15/2045	8,770,000	7,722,865
4.250%, 09/15/2046	1,230,000	1,119,153
Marathon Oil Corp.,
2.800%, 11/01/2022	10,175,000	9,556,707
Marathon Petroleum Corp.:
3.400%, 12/15/2020	20,000,000	19,993,929
3.625%, 09/15/2024	2,500,000	2,432,611
4.750%, 09/15/2044	3,985,000	3,514,195
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	450,000	501,008
Masco Corp.:
7.125%, 03/15/2020	232,000	242,353
6.500%, 08/15/2032	13,934,000	15,403,333
McDonald's Corp.,
3.700%, 01/30/2026	7,250,000	7,107,106
Microchip Technology, Inc.:
3.922%, 06/01/2021 (2)	12,845,000	12,742,082
4.333%, 06/01/2023 (2)	9,000,000	8,778,735
Microsoft Corp.,
4.200%, 11/03/2035	5,650,000	5,857,135
Molex Electronic Technologies LLC:
2.878%, 04/15/2020 (2)	26,313,000	26,059,002
3.900%, 04/15/2025 (2)	4,500,000	4,476,931
Mosaic Co.,
5.450%, 11/15/2033	16,101,000	16,549,460
MPLX LP:
4.500%, 07/15/2023	275,000	277,753
4.875%, 12/01/2024	9,650,000	9,823,033
4.000%, 02/15/2025	8,125,000	7,891,019
4.875%, 06/01/2025	14,500,000	14,632,858
5.500%, 02/15/2049	8,825,000	8,584,195
4.900%, 04/15/2058	5,000,000	4,176,541
Murphy Oil Corp.,
4.450%, 12/01/2022	12,600,000	11,863,148
Mylan NV:
3.750%, 12/15/2020 (1)	5,875,000	5,872,265
3.150%, 06/15/2021 (1)	8,100,000	7,921,505
Mylan, Inc.:
3.125%, 01/15/2023 (2)	11,800,000	11,065,218
4.200%, 11/29/2023	4,525,000	4,414,210
4.550%, 04/15/2028 (2)	5,000,000	4,660,131
Newell Brands, Inc.,
3.850%, 04/01/2023	20,000,000	19,706,908
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	2,906,036
5.050%, 11/15/2044	3,000,000	2,584,101
NuStar Logistics LP:
4.800%, 09/01/2020	4,275,000	4,189,500
6.750%, 02/01/2021	3,000,000	3,022,500
Nutrien Ltd.:
4.000%, 12/15/2026 (1)	10,000,000	9,749,781
4.125%, 03/15/2035 (1)	6,550,000	5,962,962
Nvent Finance Sarl:
3.950%, 04/15/2023 (1)	11,055,000	10,975,919
4.550%, 04/15/2028 (1)	10,000,000	9,797,627
ONEOK Partners LP:
3.375%, 10/01/2022	4,007,000	3,934,300
5.000%, 09/15/2023	8,300,000	8,552,228
ONEOK, Inc.:
4.250%, 02/01/2022	6,450,000	6,510,839
7.500%, 09/01/2023	22,959,000	26,087,859
Oracle Corp.:
3.400%, 07/08/2024	8,850,000	8,832,409
3.900%, 05/15/2035	7,425,000	7,107,387
Orange SA,
9.000%, 03/01/2031 (1)	22,353,000	30,884,639
Owens Corning:
4.200%, 12/01/2024	10,000,000	9,920,481
3.400%, 08/15/2026	5,000,000	4,565,959
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	4,817,823
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,313,755
Pentair Finance SA,
2.650%, 12/01/2019 (1)	5,000,000	4,961,857
Pernod Ricard SA,
4.250%, 07/15/2022 (1)(2)	26,700,000	27,085,458
Perrigo Finance Unlimited Co.,
3.900%, 12/15/2024 (1)	31,500,000	29,149,405
Phillips 66:
4.300%, 04/01/2022	6,168,000	6,332,251
4.650%, 11/15/2034	13,000,000	12,662,159
5.875%, 05/01/2042	5,000,000	5,458,550
4.875%, 11/15/2044	15,000,000	14,637,275
Phillips 66 Partners LP:
3.605%, 02/15/2025	2,000,000	1,921,471
4.680%, 02/15/2045	2,000,000	1,801,042
Plum Creek Timberlands LP:
4.700%, 03/15/2021	1,200,000	1,229,764
3.250%, 03/15/2023	8,375,000	8,231,293
POSCO:
4.250%, 10/28/2020 (1)(2)	2,300,000	2,331,050
4.000%, 08/01/2023 (1)(2)	13,000,000	13,113,379
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	202,416
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	11,850,000	11,853,846
Reliance Holding USA, Inc.:
4.500%, 10/19/2020 (2)	2,000,000	2,023,036
5.400%, 02/14/2022 (2)	3,500,000	3,624,516
Republic Services, Inc.:
5.500%, 09/15/2019	8,000,000	8,123,939
4.750%, 05/15/2023	13,459,000	14,087,977
2.900%, 07/01/2026	15,000,000	14,148,479
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	2,695,000	2,695,000
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	14,500,000	15,057,664
5.875%, 06/30/2026	50,315,000	53,273,731
Samarco Mineracao SA:
5.750%, 10/24/2023 (1)(2)(8)	5,475,000	4,297,875
5.375%, 09/26/2024 (1)(2)(8)	5,125,000	4,010,364
Schlumberger Holdings Corp.,
3.000%, 12/21/2020 (2)	11,000,000	10,904,657
Schneider Electric SE,
2.950%, 09/27/2022 (1)(2)	5,000,000	4,912,876
Seagate HDD Cayman,
4.250%, 03/01/2022 (1)	52,944,000	50,597,621
Sherwin-Williams Co.,
4.500%, 06/01/2047	10,550,000	9,513,615
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 (1)	54,946,000	51,941,390
Silgan Holdings, Inc.,
4.750%, 03/15/2025	1,000,000	932,500
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (1)(2)	960,000	1,149,389
Smithfield Foods, Inc.:
2.650%, 10/03/2021 (2)	10,200,000	9,748,178
3.350%, 02/01/2022 (2)	26,032,000	24,895,026
Solvay Finance America LLC:
3.400%, 12/03/2020 (2)	39,226,000	39,204,782
4.450%, 12/03/2025 (2)	24,426,000	24,221,277
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,017,065
Spectra Energy Partners LP:
3.500%, 03/15/2025	15,150,000	14,462,412
4.500%, 03/15/2045	5,000,000	4,521,132
Sprint Capital Corp.,
6.900%, 05/01/2019	975,000	979,875
Standard Industries, Inc.:
6.000%, 10/15/2025 (2)	8,511,000	8,162,900
4.750%, 01/15/2028 (2)	21,000,000	17,640,000
Stanley Black & Decker, Inc.,
4.850%, 11/15/2048	4,175,000	4,303,616
Sunoco Finance Corp.,
4.875%, 01/15/2023	2,000,000	1,950,000
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	1,934,025
6.100%, 02/15/2042	1,000,000	966,081
Tallgrass Energy Finance Corp.,
4.750%, 10/01/2023 (2)	7,000,000	6,755,000
Targa Resources Partners LP:
4.125%, 11/15/2019	12,000,000	11,895,000
5.000%, 01/15/2028	28,000,000	25,340,000
TC PipeLines LP:
4.375%, 03/13/2025	26,205,000	26,137,130
3.900%, 05/25/2027	5,885,000	5,617,803
Tech Data Corp.,
3.700%, 02/15/2022	7,000,000	6,867,807
Telecom Italia Capital SA:
7.175%, 06/18/2019 (1)	900,000	906,246
5.303%, 05/30/2024 (1)(2)	21,500,000	20,425,000
7.200%, 07/18/2036 (1)	3,175,000	3,032,125
Telefonica Emisiones SAU:
5.462%, 02/16/2021 (1)	2,402,000	2,489,310
4.570%, 04/27/2023 (1)	1,000,000	1,027,165
4.103%, 03/08/2027 (1)	8,125,000	7,804,884
7.045%, 06/20/2036 (1)	4,925,000	5,612,044
5.213%, 03/08/2047 (1)	5,000,000	4,576,991
4.895%, 03/06/2048 (1)	9,475,000	8,362,811
TELUS Corp.,
2.800%, 02/16/2027 (1)	13,100,000	12,068,622
Tenet Healthcare Corp.,
6.750%, 06/15/2023	1,000,000	938,750
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023 (1)	24,275,000	20,906,735
3.150%, 10/01/2026 (1)	36,000,000	27,475,725
Thermo Fisher Scientific, Inc.,
3.300%, 02/15/2022	7,000,000	6,970,183
Time Warner Cable LLC,
8.250%, 04/01/2019	35,000	35,393
Time Warner, Inc.:
3.800%, 02/15/2027	3,500,000	3,284,062
4.850%, 07/15/2045	12,000,000	10,767,239
Timken Co.:
3.875%, 09/01/2024	18,500,000	18,447,985
4.500%, 12/15/2028	6,025,000	5,931,452
T-Mobile USA, Inc.,
4.750%, 02/01/2028	17,250,000	15,611,250
Total System Services, Inc.:
3.800%, 04/01/2021	2,199,000	2,198,563
4.000%, 06/01/2023	10,775,000	10,757,537
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038 (1)	10,000,000	9,638,476
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	2,393,578
Transocean, Inc.:
8.375%, 12/15/2021 (1)	5,500,000	5,458,750
5.800%, 10/15/2022 (1)	5,000,000	4,400,000
TTX Co.:
4.650%, 06/15/2044 (2)	7,710,000	7,971,049
3.900%, 02/01/2045 (2)	25,325,000	23,282,303
Tyco Electronics Group SA,
7.125%, 10/01/2037 (1)	500,000	640,833
United Rentals North America, Inc.:
4.625%, 10/15/2025	15,540,000	13,869,450
5.875%, 09/15/2026	13,000,000	12,252,500
6.500%, 12/15/2026	5,000,000	4,925,000
Vale Overseas Ltd.:
4.375%, 01/11/2022 (1)	1,063,000	1,081,603
6.250%, 08/10/2026 (1)	22,000,000	23,760,000
8.250%, 01/17/2034 (1)	425,000	525,406
6.875%, 11/21/2036 (1)	10,475,000	11,978,162
6.875%, 11/10/2039 (1)	15,850,000	18,306,750
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/2023 (1)(2)	5,000,000	4,625,000
Valero Energy Corp.:
3.400%, 09/15/2026	17,500,000	16,053,402
6.625%, 06/15/2037	5,000,000	5,478,184
Valero Energy Partners LP,
4.500%, 03/15/2028	20,000,000	19,583,215
Verisk Analytics, Inc.:
5.800%, 05/01/2021	2,585,000	2,717,491
4.000%, 06/15/2025	10,000,000	10,039,327
Verizon Communications, Inc.:
4.500%, 08/10/2033	15,710,000	15,507,117
4.400%, 11/01/2034	790,000	761,395
4.272%, 01/15/2036	19,793,000	18,484,153
5.250%, 03/16/2037	18,225,000	18,984,372
4.812%, 03/15/2039	38,575,000	37,776,029
Viterra, Inc.,
5.950%, 08/01/2020 (1)(2)	7,000,000	7,211,855
Vodafone Group PLC:
7.875%, 02/15/2030 (1)	9,793,000	12,200,288
6.150%, 02/27/2037 (1)	11,825,000	12,394,022
4.375%, 02/19/2043 (1)	5,054,000	4,300,732
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021 (2)	9,000,000	8,994,411
4.250%, 11/13/2023 (2)	18,000,000	17,852,503
Vulcan Materials Co.:
4.500%, 04/01/2025	3,000,000	2,980,123
4.700%, 03/01/2048	500,000	434,105
Wabtec Corp.:
4.375%, 08/15/2023	9,750,000	9,740,230
3.450%, 11/15/2026	27,225,000	24,470,334
Walgreen Co.,
5.250%, 01/15/2019	2,482,000	2,483,530
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	8,060,000	8,022,933
3.800%, 11/18/2024	10,000,000	9,847,928
3.450%, 06/01/2026	7,000,000	6,586,214
Walmart, Inc.,
4.050%, 06/29/2048	11,975,000	11,915,349
Waste Management, Inc.,
3.900%, 03/01/2035	5,000,000	4,852,976
Weatherford International Ltd.,
4.500%, 04/15/2022 (1)	5,020,000	2,936,700
Western Digital Corp.,
4.750%, 02/15/2026	57,075,000	49,512,563
Western Gas Partners LP:
5.375%, 06/01/2021	10,750,000	11,072,242
4.000%, 07/01/2022	7,095,000	7,034,241
WestRock MWV LLC:
7.375%, 09/01/2019	6,650,000	6,802,865
9.750%, 06/15/2020	1,160,000	1,251,366
8.200%, 01/15/2030	3,012,000	3,824,006
Weyerhaeuser Co.,
7.375%, 10/01/2019	11,865,000	12,191,599
Williams Companies, Inc.:
7.875%, 09/01/2021	5,065,000	5,531,262
3.700%, 01/15/2023	44,375,000	43,288,269
4.550%, 06/24/2024	7,629,000	7,703,076
7.500%, 01/15/2031	120,000	143,246
7.750%, 06/15/2031	3,500,000	4,227,865
5.750%, 06/24/2044	2,500,000	2,512,573
Williams Partners LP:
5.250%, 03/15/2020	2,390,000	2,437,517
6.300%, 04/15/2040	1,590,000	1,691,415
Woodside Finance Ltd.,
3.650%, 03/05/2025 (1)(2)	15,575,000	14,793,611
WPX Energy, Inc.,
6.000%, 01/15/2022	4,000,000	3,890,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023 (2)	4,000,000	3,760,000
Xerox Corp.,
3.625%, 03/15/2023	35,175,000	31,645,239
Yara International ASA:
7.875%, 06/11/2019 (1)(2)	5,880,000	5,990,083
3.800%, 06/06/2026 (1)(2)	20,250,000	19,066,966
Zimmer Biomet Holdings, Inc.,
3.550%, 04/01/2025	5,000,000	4,752,268
Zoetis, Inc.:
3.450%, 11/13/2020	11,885,000	11,917,782
3.250%, 02/01/2023	24,701,000	24,327,854
4.500%, 11/13/2025	16,275,000	16,703,695
		4,695,903,482	26.3%

Utilities
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,711,391
Arizona Public Service Co.,
8.750%, 03/01/2019	1,150,000	1,160,310
Berkshire Hathaway Energy Co.,
3.500%, 02/01/2025	7,000,000	6,940,963
CMS Energy Corp.,
5.050%, 03/15/2022	1,000,000	1,043,635
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	7,430,870
Dominion Resources, Inc.,
5.950%, 06/15/2035	1,880,000	2,098,548
Edison International,
2.950%, 03/15/2023	5,000,000	4,723,143
EDP Finance BV:
4.125%, 01/15/2020 (1)(2)	8,816,000	8,825,169
3.625%, 07/15/2024 (1)(2)	27,200,000	25,434,203
Enel Finance International NV:
2.875%, 05/25/2022 (1)(2)	7,500,000	7,066,550
3.625%, 05/25/2027 (1)(2)	27,500,000	24,259,010
3.500%, 04/06/2028 (1)(2)	7,000,000	6,000,963
6.800%, 09/15/2037 (1)(2)	3,875,000	4,159,011
6.000%, 10/07/2039 (1)(2)	631,000	625,530
4.750%, 05/25/2047 (1)(2)	42,584,000	36,156,346
Exelon Corp.:
3.950%, 06/15/2025	15,775,000	15,570,221
5.100%, 06/15/2045	5,875,000	6,047,647
Exelon Generation Co. LLC,
5.600%, 06/15/2042	6,100,000	5,938,544
Fortis Inc.,
3.055%, 10/04/2026 (1)	14,150,000	12,917,401
Infraestructura Energetica Nova SAB de CV,
3.750%, 01/14/2028 (1)(2)	5,000,000	4,343,750
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,451,672
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (1)(2)	2,800,000	2,864,039
NiSource, Inc.,
3.950%, 03/30/2048	11,775,000	10,470,558
PSEG Power LLC,
3.000%, 06/15/2021	25,027,000	24,614,265
RGS I&M Funding Corp.,
9.820%, 06/07/2022	363,293	412,153
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	7,325,000	6,839,218
Southern Co.,
2.950%, 07/01/2023	17,400,000	16,803,097
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	6,000,000	6,059,214
		252,967,421	1.4%
Financials
ABN AMRO Bank NV:
2.450%, 06/04/2020 (1)(2)	13,000,000	12,832,170
7.750%, 05/15/2023 (1)(2)	8,000,000	8,921,768
4.750%, 07/28/2025 (1)(2)	28,175,000	28,032,491
4.800%, 04/18/2026 (1)(2)	18,925,000	18,893,016
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	9,000,000	8,668,220
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (2)	2,000,000	2,542,582
Ally Financial, Inc.:
3.750%, 11/18/2019	18,200,000	18,131,750
4.125%, 03/30/2020	10,000,000	9,887,500
5.125%, 09/30/2024	3,000,000	2,977,500
American International Group, Inc.:
6.400%, 12/15/2020	3,500,000	3,695,964
4.875%, 06/01/2022	25,951,000	26,924,855
3.750%, 07/10/2025	11,400,000	10,914,918
3.875%, 01/15/2035	15,000,000	12,883,021
6.820%, 11/15/2037	4,173,000	4,735,181
AmSouth Bancorporation,
6.750%, 11/01/2025	1,110,000	1,262,652
Anthem, Inc.,
3.350%, 12/01/2024	7,050,000	6,868,077
ANZ New Zealand (Int'l) Ltd.:
2.750%, 02/03/2021 (1)(2)	10,000,000	9,863,880
2.125%, 07/28/2021 (1)(2)	17,175,000	16,606,185
Aon Corp.,
5.000%, 09/30/2020	150,000	154,376
Aon PLC,
3.875%, 12/15/2025 (1)	14,490,000	14,298,851
Assurant, Inc.,
4.072%, 03/26/2021 (3 Month LIBOR USD + 1.250%) (3)	12,000,000	11,995,738
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (1)(2)	32,000,000	31,979,737
Banco Santander SA:
3.500%, 04/11/2022 (1)	12,000,000	11,776,083
3.848%, 04/12/2023 (1)	16,700,000	16,226,783
5.179%, 11/19/2025 (1)	11,150,000	11,094,809
Bank of America Corp.:
2.625%, 04/19/2021	17,500,000	17,261,983
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	4,500,000	4,419,470
3.300%, 01/11/2023	22,650,000	22,307,057
3.004%, 12/20/2023 (3 Month LIBOR USD + 0.790%) (3)	8,352,000	8,118,214
3.864%, 07/23/2024 (3 Month LIBOR USD + 0.940%) (3)	12,575,000	12,545,047
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	12,000,000	11,378,293
3.248%, 10/21/2027	6,000,000	5,553,872
7.750%, 05/14/2038	725,000	937,628
Bank of Montreal:
1.900%, 08/27/2021 (1)	26,450,000	25,546,412
3.803%, 12/15/2032 (5 Year Swap Rate USD + 1.432%) (1)(3)	5,000,000	4,630,000
Bank of Nova Scotia:
2.450%, 09/19/2022 (1)	8,225,000	7,941,385
4.500%, 12/16/2025 (1)	8,048,000	8,013,550
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.300%, 03/05/2020 (1)(2)	8,075,000	7,998,450
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023 (1)(2)	12,475,000	12,452,264
Barclays PLC:
2.750%, 11/08/2019 (1)	7,000,000	6,949,068
3.250%, 01/12/2021 (1)	25,000,000	24,482,450
3.684%, 01/10/2023 (1)	22,500,000	21,619,264
4.610%, 02/15/2023 (3 Month LIBOR USD + 1.400%) (1)(3)	10,000,000	9,915,612
4.338%, 05/16/2024 (3 Month LIBOR USD + 1.356%) (1)(3)	5,000,000	4,861,233
3.650%, 03/16/2025 (1)	17,350,000	15,992,172
4.337%, 01/10/2028 (1)	10,000,000	9,253,386
BB&T Corp.:
2.450%, 01/15/2020	15,000,000	14,895,317
2.625%, 06/29/2020	13,000,000	12,883,624
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	3,569,833
BNP Paribas SA:
5.000%, 01/15/2021 (1)	5,000,000	5,173,865
3.250%, 03/03/2023 (1)	4,000,000	3,930,644
3.375%, 01/09/2025 (1)(2)	8,000,000	7,528,617
BNZ International Funding Ltd.:
2.350%, 03/04/2019 (1)(2)	6,689,000	6,681,481
2.400%, 02/21/2020 (1)(2)	8,000,000	7,921,604
2.750%, 03/02/2021 (1)(2)	18,750,000	18,479,747
3.375%, 03/01/2023 (1)(2)	24,750,000	24,447,384
BPCE SA:
5.700%, 10/22/2023 (1)(2)	31,200,000	32,305,229
4.625%, 07/11/2024 (1)(2)	3,185,000	3,131,891
5.150%, 07/21/2024 (1)(2)	37,902,000	38,059,071
4.500%, 03/15/2025 (1)(2)	10,475,000	10,137,189
Brighthouse Financial, Inc.,
4.700%, 06/22/2047	7,000,000	5,212,535
Capital One Financial Corp.:
2.450%, 04/24/2019	3,975,000	3,968,600
3.050%, 03/09/2022	10,000,000	9,753,313
3.200%, 01/30/2023	5,000,000	4,865,605
3.750%, 07/28/2026	11,960,000	10,954,659
Capital One NA:
1.850%, 09/13/2019	5,000,000	4,945,260
3.375%, 02/15/2023	42,388,000	40,928,522
Cigna Corp.:
4.125%, 11/15/2025 (2)	5,725,000	5,716,937
4.800%, 08/15/2038 (2)	7,600,000	7,464,071
CIT Group, Inc.:
4.125%, 03/09/2021	100,000	98,500
5.000%, 08/01/2023	5,000,000	4,900,000
4.750%, 02/16/2024	13,000,000	12,512,500
5.250%, 03/07/2025	100,000	97,750
Citigroup, Inc.:
2.400%, 02/18/2020	8,000,000	7,927,354
2.350%, 08/02/2021	8,125,000	7,893,126
3.142%, 01/24/2023 (3 Month LIBOR USD + 0.722%) (3)	10,000,000	9,822,509
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	12,450,000	12,048,220
4.168%, 09/01/2023 (3 Month LIBOR USD + 1.430%) (3)	8,000,000	8,004,424
3.700%, 01/12/2026	4,700,000	4,518,881
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	30,000,000	28,947,264
Citizens Bank NA:
2.450%, 12/04/2019	36,000,000	35,744,788
2.550%, 05/13/2021	6,175,000	6,039,639
CNA Financial Corp.:
5.875%, 08/15/2020	6,839,000	7,094,716
5.750%, 08/15/2021	9,752,000	10,291,683
7.250%, 11/15/2023	12,400,000	14,064,458
4.500%, 03/01/2026	21,125,000	21,297,561
3.450%, 08/15/2027	9,000,000	8,373,607
CNO Financial Group, Inc.:
4.500%, 05/30/2020	5,000,000	4,937,500
5.250%, 05/30/2025	18,640,000	17,754,600
Comerica Bank,
4.000%, 07/27/2025	21,425,000	21,287,385
Commonwealth Bank of Australia,
4.500%, 12/09/2025 (1)(2)	19,000,000	18,613,295
Compass Bank:
2.750%, 09/29/2019	38,994,000	38,789,252
2.875%, 06/29/2022	15,700,000	15,044,093
3.875%, 04/10/2025	31,180,000	29,889,908
Cooperatieve Rabobank UA:
3.875%, 02/08/2022 (1)	4,150,000	4,195,856
4.625%, 12/01/2023 (1)	7,229,000	7,329,701
3.750%, 07/21/2026 (1)	23,000,000	21,554,139
Credit Agricole SA:
3.375%, 01/10/2022 (1)(2)	23,225,000	22,844,861
3.750%, 04/24/2023 (1)(2)	8,375,000	8,195,274
3.250%, 10/04/2024 (1)(2)	8,575,000	8,017,485
4.375%, 03/17/2025 (1)(2)	23,403,000	22,656,702
Credit Suisse AG,
5.300%, 08/13/2019 (1)	7,166,000	7,256,245
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	9,000,000	8,779,782
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	6,000,000	5,984,470
4.282%, 01/09/2028 (1)(2)	15,000,000	14,470,576
3.869%, 01/12/2029 (3 Month LIBOR USD + 1.410%) (1)(2)(3)	10,850,000	10,093,871
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023 (1)	21,400,000	20,999,541
3.750%, 03/26/2025 (1)	15,000,000	14,303,355
4.550%, 04/17/2026 (1)	5,000,000	4,950,427
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022 (1)(2)	14,175,000	13,947,752
Deutsche Bank AG:
2.950%, 08/20/2020 (1)	8,625,000	8,371,570
3.150%, 01/22/2021 (1)	16,954,000	16,383,989
3.375%, 05/12/2021 (1)	5,450,000	5,259,502
4.250%, 10/14/2021 (1)	29,900,000	29,234,804
3.300%, 11/16/2022 (1)	17,625,000	16,333,972
3.950%, 02/27/2023 (1)	3,325,000	3,130,724
Digital Realty Trust LP,
4.450%, 07/15/2028	7,000,000	6,969,924
Discover Bank:
8.700%, 11/18/2019	3,237,000	3,376,078
3.100%, 06/04/2020	12,000,000	11,917,825
3.350%, 02/06/2023	7,000,000	6,813,516
4.650%, 09/13/2028	8,225,000	8,071,282
Discover Financial Services:
3.950%, 11/06/2024	25,000,000	24,667,434
4.100%, 02/09/2027	4,600,000	4,294,416
Fifth Third Bancorp,
2.875%, 07/27/2020	9,825,000	9,768,334
First Horizon National Corp.,
3.500%, 12/15/2020	29,022,000	29,020,237
First Republic Bank,
4.625%, 02/13/2047	1,850,000	1,781,767
First Tennessee Bank NA,
2.950%, 12/01/2019	12,000,000	11,906,983
FMR LLC:
4.950%, 02/01/2033 (2)	4,235,000	4,597,030
6.500%, 12/14/2040 (2)	1,820,000	2,272,979
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 (1)	24,200,000	23,354,339
Goldman Sachs Group, Inc.:
2.550%, 10/23/2019	4,000,000	3,974,732
2.300%, 12/13/2019	12,450,000	12,323,348
5.250%, 07/27/2021	1,100,000	1,141,902
2.350%, 11/15/2021	10,000,000	9,642,112
5.750%, 01/24/2022	15,100,000	15,810,219
4.306%, 11/29/2023 (3 Month LIBOR USD + 1.600%) (3)	10,000,000	9,910,143
3.500%, 01/23/2025	9,400,000	8,910,365
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	24,000,000	22,496,942
3.814%, 04/23/2029 (3 Month LIBOR USD + 1.158%) (3)	17,875,000	16,688,551
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	15,050,000	14,483,944
6.345%, 02/15/2034	125,000	139,510
6.750%, 10/01/2037	300,000	338,785
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064 (2)	11,215,000	11,257,464
4.850%, 01/24/2077 (2)	10,546,000	10,378,228
Hartford Financial Services Group, Inc.,
5.125%, 04/15/2022	6,097,000	6,391,325
High Street Funding Trust I,
4.111%, 02/15/2028 (2)	9,000,000	8,838,360
High Street Funding Trust II,
4.682%, 02/15/2048 (2)	7,000,000	6,629,000
Highmark, Inc.,
4.750%, 05/15/2021 (2)	7,800,000	7,963,041
HSBC Holdings PLC:
3.400%, 03/08/2021 (1)	9,100,000	9,076,384
2.650%, 01/05/2022 (1)	4,000,000	3,880,513
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	30,996,000	30,334,469
3.600%, 05/25/2023 (1)	6,000,000	5,965,740
3.950%, 05/18/2024 (3 Month LIBOR USD + 0.987%) (1)(3)	9,000,000	8,951,400
4.583%, 06/19/2029 (3 Month LIBOR USD + 1.535%) (1)(3)	17,125,000	16,974,954
HSBC USA, Inc.,
2.350%, 03/05/2020	2,750,000	2,722,235
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	12,170,886
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	17,225,000	17,148,312
2.300%, 01/14/2022	15,225,000	14,699,890
Huntington National Bank,
2.875%, 08/20/2020	12,275,000	12,195,214
ING Bank NV:
2.450%, 03/16/2020 (1)(2)	9,500,000	9,409,193
2.750%, 03/22/2021 (1)(2)	9,175,000	9,050,715
5.800%, 09/25/2023 (1)(2)	39,680,000	41,446,899
ING Groep NV,
3.150%, 03/29/2022 (1)	4,000,000	3,932,959
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	5,500,000	5,390,749
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	10,000,000	9,805,200
Jefferies Group LLC,
6.450%, 06/08/2027	1,300,000	1,359,318
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.:
4.850%, 01/15/2027	15,750,000	15,050,522
4.150%, 01/23/2030	30,200,000	25,896,837
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	17,615,000	20,386,057
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,650,000	3,613,645
4.250%, 10/15/2020	8,900,000	9,060,373
2.295%, 08/15/2021	22,000,000	21,464,141
4.350%, 08/15/2021	2,400,000	2,455,983
4.500%, 01/24/2022	4,400,000	4,533,696
3.200%, 01/25/2023	5,350,000	5,272,054
3.717%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	10,000,000	9,997,475
3.559%, 04/23/2024 (3 Month LIBOR USD + 0.730%) (3)	15,575,000	15,457,207
3.125%, 01/23/2025	21,850,000	20,816,627
KEB Hana Bank,
1.750%, 10/18/2019 (1)(2)	16,750,000	16,576,805
KeyBank NA:
2.250%, 03/16/2020	9,425,000	9,324,855
3.400%, 05/20/2026	21,575,000	20,694,822
KeyCorp,
2.900%, 09/15/2020	17,200,000	17,070,170
LeasePlan Corp. NV,
2.875%, 01/22/2019 (1)(2)	6,000,000	5,997,763
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035 (2)	750,000	873,853
10.750%, 06/15/2058 (3 Month LIBOR USD + 7.120%) (2)(3)	900,000	1,287,000
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (2)	375,000	506,138
Life Storage LP,
3.875%, 12/15/2027	2,575,000	2,450,488
Lincoln National Corp.,
4.509%, 04/20/2067 (3 Month LIBOR USD + 2.040%) (3)	930,000	724,935
Lloyds Bank PLC:
5.800%, 01/13/2020 (1)(2)	6,350,000	6,499,998
4.050%, 08/16/2023 (1)	6,575,000	6,495,602
Lloyds Banking Group PLC:
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%) (1)(3)	9,400,000	8,901,172
3.750%, 01/11/2027 (1)	7,800,000	7,165,840
4.375%, 03/22/2028 (1)	15,000,000	14,230,320
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.205%) (1)(3)	21,550,000	19,169,228
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	17,750,000	17,592,710
6.625%, 04/07/2021 (1)(2)	275,000	290,914
4.875%, 06/10/2025 (1)(2)	7,800,000	7,749,946
Macquarie Group Ltd.:
7.625%, 08/13/2019 (1)(2)	2,467,000	2,530,867
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	35,850,000	34,456,977
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	21,000,000	21,002,399
Manufacturers & Traders Trust Co.:
2.100%, 02/06/2020	8,000,000	7,914,082
3.721%, 12/28/2020 (1 Month LIBOR USD + 1.215%) (3)	9,483,000	9,485,361
Manulife Financial Corp.:
4.900%, 09/17/2020 (1)	3,234,000	3,318,275
4.150%, 03/04/2026 (1)	16,375,000	16,538,554
Marsh & McLennan Companies, Inc.:
4.800%, 07/15/2021	1,000,000	1,030,573
3.300%, 03/14/2023	6,875,000	6,797,865
3.750%, 03/14/2026	9,225,000	9,116,123
5.875%, 08/01/2033	3,729,000	4,356,909
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023 (2)	3,184,000	3,616,141
8.875%, 06/01/2039 (2)	11,942,000	17,900,285
4.900%, 04/01/2077 (2)	8,000,000	7,977,710
MBIA Insurance Corp.,
13.696%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(3)(8)	700,000	427,000
MetLife Capital Trust IV,
7.875%, 12/15/2037 (2)	900,000	1,019,250
MetLife, Inc.:
4.875%, 11/13/2043	3,375,000	3,521,605
4.050%, 03/01/2045	9,025,000	8,412,448
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021 (1)	5,749,000	5,691,242
2.190%, 09/13/2021 (1)	20,000,000	19,306,877
3.455%, 03/02/2023 (1)	15,000,000	14,907,915
Mitsubishi UFJ Trust & Banking Corp.,
2.450%, 10/16/2019 (1)(2)	10,000,000	9,942,988
Mizuho Bank Ltd.:
2.650%, 09/25/2019 (1)(2)	5,000,000	4,982,425
2.400%, 03/26/2020 (1)(2)	20,225,000	20,027,399
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022 (1)	9,750,000	9,558,583
2.601%, 09/11/2022 (1)	5,000,000	4,836,118
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	9,000,000	9,095,162
3.170%, 09/11/2027 (1)	24,650,000	23,221,782
Morgan Stanley:
7.300%, 05/13/2019	4,675,000	4,745,959
2.375%, 07/23/2019	2,000,000	1,991,308
5.625%, 09/23/2019	10,225,000	10,376,318
2.650%, 01/27/2020	7,000,000	6,947,458
3.125%, 01/23/2023	15,000,000	14,654,167
3.750%, 02/25/2023	1,000,000	998,237
3.887%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	10,000,000	9,951,380
3.700%, 10/23/2024	5,000,000	4,916,952
4.000%, 07/23/2025	2,500,000	2,466,375
3.875%, 01/27/2026	7,000,000	6,827,598
3.125%, 07/27/2026	13,175,000	12,182,054
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%) (3)	15,350,000	14,513,482
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	1,150,000	1,152,746
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	14,500,000	13,955,290
3.900%, 07/21/2025 (1)(2)	8,100,000	7,875,039
4.000%, 09/14/2026 (1)(2)	53,541,000	48,734,239
4.302%, 03/08/2029 (3 Month LIBOR USD + 1.452%) (1)(2)(3)	1,425,000	1,339,001
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.849%) (1)(2)(3)	8,000,000	7,079,833
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (2)	15,088,000	15,633,915
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033 (2)	5,600,000	7,520,011
9.375%, 08/15/2039 (2)	20,434,000	30,956,828
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024 (2)	3,200,000	3,773,736
New York Life Insurance Co.,
6.750%, 11/15/2039 (2)	25,105,000	32,930,414
Nippon Life Insurance Co.,
5.000%, 10/18/2042 (3 Month LIBOR USD + 4.240%) (1)(2)(3)	2,000,000	2,045,000
Nomura Holdings, Inc.:
2.750%, 03/19/2019 (1)	618,000	617,470
6.700%, 03/04/2020 (1)	3,050,000	3,167,751
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	16,000,000	15,520,260
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,215,000	1,206,854
3.125%, 05/15/2023	3,675,000	3,627,616
Principal Life Global Funding II,
2.200%, 04/08/2020 (2)	8,000,000	7,908,548
Protective Life Corp.,
7.375%, 10/15/2019	5,360,000	5,509,833
Protective Life Global Funding,
2.700%, 11/25/2020 (2)	10,725,000	10,598,021
Prudential Financial, Inc.,
3.878%, 03/27/2028	11,275,000	11,330,844
Prudential Insurance Co. of America,
8.300%, 07/01/2025 (2)	21,011,000	25,933,091
Raymond James Financial, Inc.:
3.625%, 09/15/2026	425,000	400,511
4.950%, 07/15/2046	15,000,000	14,411,285
Realty Income Corp.,
3.875%, 04/15/2025	10,000,000	9,981,236
Regions Financial Corp.:
3.200%, 02/08/2021	30,725,000	30,528,479
2.750%, 08/14/2022	14,900,000	14,375,225
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (2)	14,000,000	13,866,166
2.375%, 05/04/2020 (2)	23,750,000	23,443,461
3.050%, 01/20/2021 (2)	10,954,000	10,853,900
Royal Bank of Canada,
4.650%, 01/27/2026 (1)	29,930,000	30,810,173
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	62,335,000	59,942,419
4.519%, 06/25/2024 (3 Month LIBOR USD + 1.550%) (1)(3)	17,475,000	17,146,995
4.892%, 05/18/2029 (3 Month LIBOR USD + 1.754%) (1)(3)	4,250,000	4,056,824
Santander Holdings USA, Inc.,
3.400%, 01/18/2023	5,750,000	5,517,984
Santander UK Group Holdings PLC:
2.875%, 08/05/2021 (1)	9,375,000	9,043,631
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%) (1)(3)	6,000,000	5,423,425
Santander UK PLC:
5.000%, 11/07/2023 (1)(2)	28,625,000	27,952,026
4.000%, 03/13/2024 (1)	7,700,000	7,763,069
Societe Generale SA:
5.200%, 04/15/2021 (1)(2)	10,100,000	10,519,402
3.250%, 01/12/2022 (1)(2)	20,000,000	19,580,639
4.250%, 09/14/2023 (1)(2)	9,725,000	9,658,250
5.000%, 01/17/2024 (1)(2)	13,000,000	13,107,040
4.250%, 04/14/2025 (1)(2)	17,100,000	16,367,177
Standard Chartered PLC:
2.100%, 08/19/2019 (1)(2)	18,685,000	18,520,922
2.250%, 04/17/2020 (1)(2)	7,000,000	6,860,896
3.050%, 01/15/2021 (1)(2)	14,000,000	13,791,288
3.885%, 03/15/2024 (3 Month LIBOR USD + 1.080%) (1)(2)(3)	9,800,000	9,486,338
5.700%, 03/26/2044 (1)(2)	14,000,000	14,009,475
Stifel Financial Corp.:
3.500%, 12/01/2020	5,000,000	4,999,482
4.250%, 07/18/2024	19,615,000	19,836,218
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 (1)	13,025,000	12,921,342
3.000%, 01/18/2023 (1)	2,500,000	2,444,688
Sumitomo Mitsui Financial Group, Inc.:
2.784%, 07/12/2022 (1)	13,325,000	12,983,992
3.102%, 01/17/2023 (1)	16,125,000	15,817,736
SunTrust Banks, Inc.:
2.900%, 03/03/2021	15,125,000	14,994,161
3.689%, 08/02/2024 (3 Month LIBOR USD + 0.735%) (3)	6,345,000	6,319,420
3.300%, 05/15/2026	28,734,000	27,227,628
Swedbank AB,
2.650%, 03/10/2021 (1)(2)	7,025,000	6,924,416
Synchrony Financial:
3.750%, 08/15/2021	16,825,000	16,374,030
4.250%, 08/15/2024	33,325,000	30,661,447
4.500%, 07/23/2025	12,795,000	11,667,584
3.700%, 08/04/2026	5,388,000	4,570,327
3.950%, 12/01/2027	18,000,000	15,161,012
Synovus Financial Corp.,
3.125%, 11/01/2022	19,588,000	18,485,979
Torchmark Corp.:
3.800%, 09/15/2022	1,275,000	1,284,028
4.550%, 09/15/2028	9,350,000	9,500,020
Trinity Acquisition PLC:
4.400%, 03/15/2026 (1)	15,776,000	15,676,858
6.125%, 08/15/2043 (1)	17,442,000	19,344,615
UBS Group Funding Switzerland AG:
4.264%, 09/24/2020 (3 Month LIBOR USD + 1.440%) (1)(2)(3)	26,350,000	26,699,482
2.650%, 02/01/2022 (1)(2)	10,000,000	9,678,757
3.491%, 05/23/2023 (1)(2)	24,075,000	23,478,699
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.954%) (1)(2)(3)	17,700,000	17,023,605
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	12,905,415
Voya Financial, Inc.,
3.650%, 06/15/2026	7,102,000	6,713,763
Wells Fargo & Co.:
2.150%, 01/30/2020	7,000,000	6,923,878
2.500%, 03/04/2021	15,950,000	15,687,987
3.069%, 01/24/2023	12,000,000	11,687,088
3.757%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	10,000,000	9,969,071
3.000%, 02/19/2025	5,225,000	4,924,182
3.000%, 04/22/2026	4,000,000	3,727,356
Westpac Banking Corp.:
2.100%, 05/13/2021 (1)	13,300,000	12,960,241
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.236%) (1)(3)	10,000,000	9,491,779
Willis North America, Inc.:
7.000%, 09/29/2019	16,003,000	16,370,247
5.050%, 09/15/2048	15,000,000	14,410,101
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	20,329,000	21,260,166
		3,834,345,426	21.5%
Total Corporate Bonds		8,783,216,329	49.2%
Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	678,375
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	14,200,000	13,827,534
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,825,043
7.155%, 03/01/2027	1,700,000	2,015,316
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,543,425
Camden County Improvement Authority,
7.747%, 07/01/2034 (Callable 07/01/2020)	1,100,000	1,170,609
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,686,240
City of Vernon CA,
4.500%, 08/01/2022	7,500,000	7,835,700
City of Williston ND,
3.100%, 07/15/2025 (Callable 01/14/2019)	950,000	950,067
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,459,700
Hillsborough City School District:
–%, 09/01/2036 (Callable 09/01/2021)	10,000,000	4,658,000
–%, 09/01/2042 (Callable 09/01/2021)	10,000,000	3,468,300
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2019)	1,815,000	1,841,027
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,395,000	1,394,051
3.750%, 07/01/2034 (Callable 07/01/2023)	3,300,000	3,310,494
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	3,490,000	3,399,714
2.812%, 07/01/2035 (Callable 01/01/2024)	4,425,000	4,310,923
North East Texas Independent School District,
5.240%, 08/01/2027	3,000,000	3,444,360
Rhode Island Housing & Mortgage Finance Corp.,
2.913%, 10/01/2039 (Callable 10/01/2023)	2,320,000	2,287,427
State of Illinois,
6.200%, 07/01/2021	11,932,500	12,361,593
State Public School Building Authority,
5.000%, 09/15/2027	1,998,000	2,189,608
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,401,340
Town of Davie FL,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,063,530
West Allis West Milwaukee School District,
4.000%, 04/01/2020 (Callable 01/31/2019)	15,885,000	15,890,719
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,436,850
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,213,778
		101,663,723	0.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-94, Class G, 7.500%, 12/25/2019	421	425
Series 1991-21, Class J, 7.000%, 03/25/2021	394	401
Series 1991-43, Class J, 7.000%, 05/25/2021	13,732	14,023
Series 1991-65, Class Z, 6.500%, 06/25/2021	8,573	8,765
Series 1992-129, Class L, 6.000%, 07/25/2022	26,687	27,713
Series 1993-32, Class H, 6.000%, 03/25/2023	8,326	8,646
Series 1993-58, Class H, 5.500%, 04/25/2023	35,499	36,521
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	8,926	9,036
5.000%, 05/01/2021	15,347	15,469
6.000%, 06/01/2021	4,237	4,330
3.000%, 05/01/2027	5,082,567	5,102,573
6.500%, 12/01/2028	14,082	15,498
6.500%, 06/01/2029	6,112	6,711
3.000%, 10/01/2030	36,830,938	36,760,840
3.000%, 02/01/2032	54,645,686	54,462,695
3.500%, 05/01/2032	26,716,915	27,203,244
3.500%, 01/01/2034	26,437,298	26,918,579
5.000%, 03/01/2036	5,007,339	5,317,645
5.500%, 04/01/2037	109,215	117,702
5.500%, 04/01/2038	67,717	72,976
5.500%, 05/01/2038	110,977	118,493
5.500%, 01/01/2039	17,989,837	19,400,744
4.500%, 11/01/2039	686,883	718,619
4.500%, 11/01/2039	2,357,372	2,467,760
4.500%, 08/01/2040	2,310,126	2,418,833
4.500%, 08/01/2040	3,475,853	3,639,416
4.000%, 10/01/2040	22,994,472	23,659,683
4.000%, 01/01/2041	16,247,639	16,717,832
3.500%, 06/01/2042	4,471,855	4,505,026
3.500%, 06/01/2042	6,711,763	6,761,549
3.500%, 07/01/2042	26,046,808	26,240,023
3.500%, 07/01/2042	38,819,692	39,107,623
3.000%, 08/01/2042	21,435,651	21,086,944
3.500%, 09/01/2042	14,796,495	14,906,082
3.000%, 11/01/2042	51,207,578	50,367,959
3.500%, 12/01/2042	23,096,005	23,267,289
3.000%, 01/01/2043	38,102,216	37,446,914
3.000%, 02/01/2043	7,072,983	6,951,341
3.500%, 02/01/2043	14,966,652	15,077,634
3.000%, 03/01/2043	16,840,875	16,549,292
3.000%, 04/01/2043	12,776,804	12,558,994
3.000%, 04/01/2043	14,724,771	14,468,105
3.000%, 06/01/2043	11,816,799	11,598,916
3.000%, 08/01/2043	26,986,720	26,512,113
3.500%, 05/01/2044	14,259,266	14,364,994
3.500%, 08/01/2044	32,668,811	32,899,328
3.500%, 08/01/2044	27,209,756	27,363,824
4.000%, 09/01/2044	14,597,223	14,920,321
4.000%, 10/01/2044	21,882,632	22,435,660
3.500%, 01/01/2045	24,439,376	24,620,692
4.000%, 02/01/2045	15,387,278	15,724,651
3.500%, 06/01/2045	28,054,415	28,175,679
3.000%, 10/01/2045	36,294,009	35,657,298
4.000%, 10/01/2045	23,276,286	23,764,512
3.500%, 12/01/2045	28,818,827	28,916,635
4.000%, 12/01/2045	9,522,101	9,721,080
3.500%, 01/01/2046	57,675,844	57,871,541
4.000%, 02/01/2046	12,917,548	13,187,515
3.500%, 03/01/2046	7,328,339	7,360,013
3.500%, 08/01/2046	86,480,930	86,962,100
4.000%, 08/01/2046	14,360,926	14,723,905
3.000%, 10/01/2046	42,789,689	41,814,920
3.000%, 10/01/2046	75,119,752	73,338,528
4.000%, 01/01/2047	38,158,669	39,228,825
3.000%, 05/01/2047	82,980,874	81,012,355
3.500%, 08/01/2047	26,902,270	26,993,638
4.000%, 08/01/2048	44,051,648	45,074,608
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	889	913
Series 136, Class E, 6.000%, 04/15/2021	839	846
Series 1122, Class G, 7.000%, 08/15/2021	2,333	2,408
Series 1186, Class I, 7.000%, 12/15/2021	5,067	5,264
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	17,325	17,627
3.000%, 04/01/2027	9,376,216	9,405,404
3.500%, 07/01/2027	33,030,368	33,489,188
2.500%, 12/01/2027	14,342,819	14,150,641
5.000%, 05/01/2028	37,278	39,050
3.500%, 07/01/2028	24,126,663	24,421,507
6.500%, 09/01/2028	9,704	10,736
6.500%, 02/01/2029	23,032	25,545
4.500%, 07/01/2030	4,280,022	4,474,408
3.000%, 08/01/2030	28,822,955	28,842,267
4.000%, 11/01/2031	19,157,440	19,673,521
3.500%, 01/01/2032	46,531,180	47,396,151
5.500%, 01/01/2032	10,060	10,745
2.500%, 07/01/2032	29,433,850	28,775,727
5.000%, 09/01/2033	13,202,598	14,020,321
4.500%, 10/01/2033	23,776,298	24,749,560
4.000%, 01/01/2034	13,235,118	13,730,781
5.500%, 04/01/2034	735,228	791,778
Series 2004-90, Class LH, 5.000%, 04/25/2034	80,107	80,112
4.000%, 09/01/2034	19,578,058	20,311,350
5.500%, 09/01/2034	32,735	35,219
5.000%, 02/01/2035	18,208,225	19,332,912
5.000%, 02/01/2035	12,060,745	12,806,420
5.500%, 02/01/2035	28,844	31,061
5.000%, 04/01/2035	1,309,410	1,390,232
5.000%, 07/01/2035	3,768,398	4,000,889
5.000%, 02/01/2036	2,308,872	2,451,806
5.000%, 03/01/2036	1,053,307	1,118,614
5.500%, 04/01/2036	3,453,648	3,718,413
4.000%, 05/01/2037	72,101,972	74,300,793
3.500%, 08/01/2037	45,999,903	46,418,532
6.000%, 05/01/2038	5,477,967	5,931,662
4.000%, 06/01/2039	12,217,670	12,554,924
5.000%, 06/01/2039	16,363,891	17,261,739
4.500%, 01/01/2040	8,440,921	8,838,085
4.500%, 01/01/2040	3,654,734	3,806,238
5.000%, 06/01/2040	13,819,458	14,669,562
4.000%, 08/01/2040	1,107,549	1,138,838
4.500%, 08/01/2040	4,913,619	5,146,699
4.500%, 08/01/2040	13,209,682	13,836,287
4.000%, 10/01/2040	1,974,292	2,030,071
4.000%, 11/01/2040	20,613,181	21,195,548
4.000%, 12/01/2040	4,162,076	4,290,539
3.500%, 01/01/2041	2,152,331	2,169,124
4.000%, 01/01/2041	4,261,228	4,381,624
3.500%, 02/01/2041	2,494,834	2,514,308
4.000%, 02/01/2041	421,183	433,346
3.500%, 03/01/2041	16,987,772	17,120,375
4.000%, 03/01/2041	7,602,429	7,817,001
4.500%, 07/01/2041	5,643,285	5,910,768
3.500%, 09/01/2041	35,138,416	35,412,707
4.000%, 09/01/2041	3,445,777	3,543,144
3.500%, 11/01/2041	18,641,602	18,785,716
3.500%, 12/01/2041	3,327,747	3,353,728
4.000%, 12/01/2041	15,449,101	15,885,657
4.000%, 01/01/2042	28,980,361	29,798,702
4.500%, 01/01/2042	11,562,225	12,110,331
4.000%, 02/01/2042	25,869,562	26,600,412
3.000%, 05/01/2042	3,874,971	3,811,640
3.500%, 05/01/2042	18,849,953	19,006,764
3.500%, 06/01/2042	7,316,290	7,373,398
3.500%, 07/01/2042	123,270,571	124,232,651
3.500%, 08/01/2042	11,862,141	11,954,737
3.500%, 09/01/2042	19,062,048	19,210,668
3.000%, 10/01/2042	19,419,635	19,106,049
3.000%, 03/01/2043	7,272,780	7,148,550
3.000%, 04/01/2043	2,456,449	2,414,205
3.000%, 05/01/2043	28,843,502	28,347,447
3.000%, 05/01/2043	8,502,578	8,358,328
3.500%, 05/01/2043	18,489,336	18,627,444
3.000%, 06/01/2043	30,927,591	30,392,105
3.000%, 07/01/2043	24,035,205	23,628,818
4.000%, 07/01/2043	33,268,030	34,207,330
3.000%, 08/01/2043	8,772,371	8,620,367
3.500%, 09/01/2043	41,169,397	41,551,420
4.500%, 09/01/2043	8,053,818	8,435,553
4.000%, 01/01/2045	15,784,726	16,170,172
3.500%, 02/01/2045	55,380,293	55,812,419
4.000%, 02/01/2045	22,973,592	23,527,701
4.000%, 02/01/2045	8,350,445	8,586,223
4.000%, 02/01/2045	16,670,817	17,141,573
4.000%, 02/01/2045	5,020,226	5,128,649
4.000%, 03/01/2045	12,037,339	12,352,985
4.000%, 11/01/2045	55,519,317	56,658,031
3.500%, 12/01/2045	43,983,305	44,083,785
4.500%, 02/01/2046	34,317,069	35,941,786
4.500%, 08/01/2046	36,520,973	38,020,967
3.000%, 10/01/2046	30,323,564	29,630,297
3.500%, 11/01/2046	36,050,657	36,177,638
4.000%, 11/01/2047	20,570,630	20,973,757
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	17,598	18,915
6.500%, 01/20/2029	9,436	10,627
6.000%, 11/20/2033	12,759	13,832
5.000%, 07/20/2040	678,216	723,527
4.000%, 08/20/2041	6,161,925	6,364,555
3.500%, 10/20/2041	11,133,068	11,273,473
4.000%, 12/20/2041	8,046,601	8,310,866
4.000%, 02/20/2042	15,580,619	16,091,291
4.000%, 06/20/2042	13,240,724	13,672,828
3.500%, 09/20/2042	8,720,327	8,819,690
3.000%, 04/20/2045	18,163,816	17,951,084
3.500%, 04/20/2045	25,317,969	25,528,241
4.000%, 05/20/2045	19,687,064	20,307,905
3.500%, 06/20/2045	23,986,168	24,185,383
3.500%, 10/20/2045	80,078,299	80,743,418
4.500%, 01/20/2046	19,000,537	19,924,298
3.000%, 06/20/2046	14,606,066	14,404,923
3.000%, 08/20/2046	52,956,665	52,227,249
4.500%, 06/20/2047	36,422,139	37,712,423
4.500%, 07/20/2047	25,116,531	26,006,305
		3,266,275,764	18.3%
Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 2.656%, 09/25/2036 (1 Month LIBOR USD + 0.150%) (3)	7,161,390	6,952,476
Accredited Mortgage Loan Trust:
Series 2005-4, Class A2D, 2.826%, 12/25/2035 (1 Month LIBOR USD + 0.320%) (3)	5,869,631	5,838,088
Series 2007-1, Class A3, 2.636%, 02/25/2037 (1 Month LIBOR USD + 0.130%) (3)	1,721,822	1,718,487
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 2.656%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	5,210,931	5,182,313
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020 (6)	376,295	371,450
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	112,679	111,937
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (2)(6)	32,291	31,463
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 (6)	255,428	249,355
Series 2006-J5, Class 3A1, 4.455%, 07/25/2021 (4)	24,460	23,298
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 (6)	117,448	116,961
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2025 (6)	6,289,642	6,246,915
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	4,757,120	4,905,450
Series 2005-6CB, Class 1A4, 5.500%, 04/25/2035 (6)	15,594,290	15,087,564
Series 2005-29CB, Class A1, 5.500%, 07/25/2035 (6)	3,052,390	2,686,854
Series 2005-49CB, Class A5, 5.500%, 11/25/2035 (6)	2,937,146	2,666,245
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 (6)	410,231	403,877
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036 (6)	3,628,035	3,286,367
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	536,896	418,761
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	750	750
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 2.741%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	38,900,343	38,384,361
Arroyo Mortgage Trust,
Series 2018-1, Class A1, 3.763%, 04/25/2048 (2)(4)	6,169,435	6,157,047
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE3, Class A4, 2.676%, 03/25/2036 (1 Month LIBOR USD + 0.170%) (3)	664,688	659,802
Series 2006-HE2, Class A1, 2.696%, 03/25/2036 (1 Month LIBOR USD + 0.190%) (3)	17,635,428	17,529,171
Series 2006-HE6, Class A4, 2.666%, 11/25/2036 (1 Month LIBOR USD + 0.160%) (3)	680,368	669,429
Banc of America Alternative Loan Trust:
Series 2004-6, Class 4A1, 5.000%, 07/25/2019	516,681	517,403
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	9,133	9,137
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	155,093	150,546
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	124,376	120,864
Series 2005-8, Class 5A1, 5.500%, 09/25/2020 (6)	55,604	53,537
Series 2007-1, Class 1A1, 5.550%, 04/25/2022 (4)(6)	309,485	302,264
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	2,372,660	2,421,001
Series 2004-10, Class 1CB1, 6.000%, 11/25/2034	10,950,886	11,498,611
Series 2004-11, Class 1CB1, 6.000%, 12/25/2034	11,894,621	12,334,106
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 (6)	862,725	846,545
Series 2005-6, Class CB7, 5.250%, 07/25/2035 (6)	2,933,854	2,879,187
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 (6)	40,366	39,747
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035 (6)	6,203,581	5,982,372
Series 2006-5, Class CB7, 6.000%, 06/25/2046	233,951	211,761
Banc of America Funding Trust:
Series 2005-C, Class A1, 2.710%, 05/20/2035 (1 Month LIBOR USD + 0.240%) (3)	6,396,050	6,282,071
Series 2007-C, Class 1A3, 4.173%, 05/20/2036 (4)(6)	2,611,439	2,501,478
Series 2006-G, Class 1A1, 2.660%, 07/20/2036 (1 Month LIBOR USD + 0.190%) (3)	33,880,902	33,162,248
Series 2007-C, Class 7A5, 2.770%, 05/20/2047 (1 Month LIBOR USD + 0.300%) (3)(6)	3,006,958	2,739,882
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037 (7)	172,881	175,166
Series 2007-B, Class 1A2, 6.831%, 08/28/2047 (7)	107,766	101,353
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 4.730%, 10/25/2035 (1 Year CMT Rate + 2.300%) (3)	836,034	842,346
Bear Stearns Asset Backed Securities I Trust:
Series 2005-HE4, Class M2, 3.466%, 04/25/2035 (1 Month LIBOR USD + 0.960%) (3)	4,590,619	4,590,108
Series 2006-HE8, Class 21A2, 2.676%, 10/25/2036 (1 Month LIBOR USD + 0.170%) (3)	5,697,385	5,682,197
Series 2007-HE5, Class 1A2, 2.686%, 06/25/2047 (1 Month LIBOR USD + 0.180%) (3)	3,925,856	3,922,931
Bear Stearns Asset Backed Securities Trust,
Series 2007-2, Class A2, 2.826%, 01/25/2047 (1 Month LIBOR USD + 0.320%) (3)	6,586,202	6,566,939
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 3.286%, 02/25/2035 (1 Month LIBOR USD + 0.780%) (3)	3,487,518	3,484,718
Series 2005-FRE1, Class A6, 2.886%, 12/25/2035 (1 Month LIBOR USD + 0.380%) (3)	2,090,675	2,088,763
Series 2006-NC1, Class A3, 2.716%, 01/25/2036 (1 Month LIBOR USD + 0.210%) (3)	310,636	310,507
Series 2006-OPT1, Class A3, 2.686%, 02/25/2036 (1 Month LIBOR USD + 0.180%) (3)	1,650,429	1,647,895
Series 2007-HE1, Class A2, 2.656%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	1,322,568	1,311,250
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 4.032%, 01/25/2036 (4)	993,664	931,279
Series 2006-A1, Class 2A3, 4.294%, 09/25/2036 (4)	725,759	687,052
Series 2007-A1, Class 3A1, 4.137%, 02/25/2037 (4)	3,637,544	3,632,121
Series 2007-A1, Class 2A3, 4.454%, 02/25/2037 (4)	1,893,110	1,914,678
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	556,280	525,355
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	5,188,143	5,225,418
Series 2007-2, Class 1A3, 6.000%, 02/25/2037	1,259,640	1,220,418
Citicorp Residential Mortgage Trust:
Series 2006-3, Class A4, 5.276%, 11/25/2036 (7)	518,791	519,782
Series 2007-1, Class A6, 5.362%, 03/25/2037 (7)	38,494	39,679
Series 2007-2, Class A4, 5.127%, 06/25/2037 (7)	18,589,449	18,694,972
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 3.500%, 02/25/2058 (2)(4)	22,518,631	22,577,179
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 4.280%, 10/25/2035 (1 Year CMT Rate + 2.400%) (3)	13,535,623	13,642,808
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 (6)	152,768	152,237
Series 2005-9, Class 22A2, 6.000%, 11/25/2035 (6)	3,857,891	3,869,967
Series 2007-AMC4, Class A2C, 2.676%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	2,193,686	2,176,440
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.500%, 07/25/2028 (7)	18,820	9,403
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033 (4)	316,498	296,259
Series 2006-22, Class 2A3, 2.666%, 01/25/2034 (1 Month LIBOR USD + 0.160%) (3)	9,645,000	9,554,081
Series 2004-12, Class AF6, 4.634%, 03/25/2035 (4)	15,417	15,702
Series 2005-10, Class AF6, 4.437%, 02/25/2036 (4)	220,215	224,275
Series 2006-13, Class 3AV2, 2.656%, 01/25/2037 (1 Month LIBOR USD + 0.150%) (3)	4,486,505	4,468,117
Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 (4)	32,035	31,922
Series 2006-23, Class 2A3, 2.676%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	3,541,972	3,517,207
Series 2006-10, Class 1AF3, 5.971%, 09/25/2046 (4)(6)	614,033	551,305
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 (4)(6)	247,261	228,091
Series 2007-9, Class 2A3, 2.686%, 06/25/2047 (1 Month LIBOR USD + 0.180%) (3)	27,732,050	27,405,400
Series 2007-11, Class 2A3, 2.696%, 06/25/2047 (1 Month LIBOR USD + 0.190%) (3)	7,746,310	7,620,814
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020 (6)	83,114	78,369
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB4, Class A1A, 2.405%, 04/25/2037 (1 Month LIBOR USD + 0.090%) (3)	3,898,491	3,780,425
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035 (4)	10,918	10,947
Series 2005-7, Class AF6, 4.693%, 10/25/2035 (4)	59,841	60,940
Series 2006-14, Class 2A2, 2.656%, 02/25/2037 (1 Month LIBOR USD + 0.150%) (3)	2,327,033	2,320,176
Series 2006-18, Class 2A2, 2.666%, 03/25/2037 (1 Month LIBOR USD + 0.160%) (3)	4,846,761	4,785,972
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036 (4)	3,755	3,820
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust:
Series 2005-1, Class 1A1, 3.006%, 02/25/2035 (1 Month LIBOR USD + 0.500%) (3)	7,155,869	7,046,836
Series 2005-2, Class 1A7, 5.452%, 04/25/2035 (4)	9,660,950	9,790,021
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 2.706%, 02/25/2036 (1 Month LIBOR USD + 0.200%) (3)	8,812,419	8,763,309
Series 2006-FF4, Class A2, 2.695%, 03/25/2036 (1 Month LIBOR USD + 0.190%) (3)	4,236,708	4,227,456
Series 2006-FF6, Class A4, 2.756%, 04/25/2036 (1 Month LIBOR USD + 0.250%) (3)	27,597,401	27,060,734
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021 (6)	61,564	59,262
Series 2004-AA1, Class A1, 4.290%, 06/25/2034 (4)	4,705,051	4,646,909
Series 2005-AA2, Class 2A1, 4.027%, 04/25/2035 (4)	2,171,890	2,160,031
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 (6)	198,501	167,361
Fremont Home Loan Trust,
Series 2005-B, Class M4, 3.211%, 04/25/2035 (1 Month LIBOR USD + 0.705%) (3)	1,949,915	1,948,696
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	166	168
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057 (2)	51,035,041	51,219,037
GSAA Home Equity Trust:
Series 2004-6, Class A1, 3.306%, 06/25/2034 (1 Month LIBOR USD + 0.800%) (3)	1,569,285	1,539,977
Series 2005-14, Class 1A1, 2.756%, 12/25/2035 (1 Month LIBOR USD + 0.250%) (3)	17,932,287	17,408,799
Series 2007-8, Class A3, 2.956%, 08/25/2037 (1 Month LIBOR USD + 0.450%) (3)	6,584,668	6,147,380
GSAMP Trust:
Series 2005-AHL2, Class A2C, 2.746%, 12/25/2035 (1 Month LIBOR USD + 0.240%) (3)	4,447,628	4,428,118
Series 2006-HE7, Class A2D, 2.736%, 10/25/2046 (1 Month LIBOR USD + 0.230%) (3)	1,364,482	1,351,037
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	91,905	77,716
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	2,644,202	2,650,936
Series 2005-AR2, Class 2A1, 3.941%, 04/25/2035 (4)	3,121,156	3,139,022
Home Equity Asset Trust:
Series 2004-7, Class A1, 3.226%, 01/25/2035 (1 Month LIBOR USD + 0.720%) (3)	10,084,238	10,040,471
Series 2007-2, Class 2A2, 2.691%, 07/25/2037 (1 Month LIBOR USD + 0.185%) (3)	836,102	834,568
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 2.776%, 10/25/2035 (1 Month LIBOR USD + 0.270%) (3)	5,816,987	5,794,930
HSI Asset Securitization Corp. Trust:
Series 2006-OPT4, Class 2A3, 2.666%, 03/25/2036 (1 Month LIBOR USD + 0.160%) (3)	3,229,664	3,200,899
Series 2007-WF1, Class 2A3, 2.676%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	1,243,797	1,243,442
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 (6)	266,069	297,625
Series 2006-A1, Class 2A1, 3.867%, 03/25/2036 (4)(6)	90,486	83,553
Series 2006-S3, Class A3A, 6.000%, 08/25/2036 (7)	92,619	92,049
Series 2007-S1, Class A1, 2.786%, 04/25/2047 (1 Month LIBOR USD + 0.280%) (3)	6,850,606	6,664,914
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 (6)	28,116	28,066
Series 2005-A8, Class 2A3, 4.220%, 11/25/2035 (4)(6)	6,364,731	6,205,760
Series 2006-A2, Class 2A1, 3.722%, 04/25/2036 (4)	1,640,240	1,550,947
Series 2006-A2, Class 3A3, 3.899%, 04/25/2036 (4)	1,915,083	1,739,803
Series 2006-A7, Class 2A2, 4.216%, 01/25/2037 (4)	2,435,243	2,321,410
Series 2006-A7, Class 2A4R, 4.216%, 01/25/2037 (4)	2,490,780	2,374,351
Series 2007-A2, Class 2A3, 4.130%, 04/25/2037 (4)	5,139,194	4,830,238
Series 2007-A4, Class 2A3, 4.054%, 06/25/2037 (4)(6)	6,109,843	5,700,747
Luminent Mortgage Trust,
Series 2005-1, Class A1, 2.766%, 11/25/2035 (1 Month LIBOR USD + 0.260%) (3)	9,635,696	9,323,577
MASTR Alternative Loan Trust:
Series 2004-5, Class 4A1, 5.500%, 07/25/2019	7,689	7,682
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	64,235	64,260
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	2,738,885	2,863,500
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	2,309,721	2,459,906
Series 2005-6, Class 1A5, 5.500%, 12/25/2035 (6)	2,632,390	2,460,153
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 3.106%, 01/25/2036 (1 Month LIBOR USD + 0.600%) (3)	2,626,318	2,626,013
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B, 3.126%, 12/25/2029 (1 Month LIBOR USD + 0.620%) (3)	7,428,203	7,147,417
Series 2005-A5, Class A3, 3.977%, 06/25/2035 (4)	2,573,223	2,556,593
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%, 05/25/2058 (2)(4)	29,984,083	29,747,538
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A1, 2.676%, 03/25/2036 (1 Month LIBOR USD + 0.170%) (3)	7,226,387	7,075,441
MortgageIT Trust:
Series 2005-4, Class A1, 2.786%, 10/25/2035 (1 Month LIBOR USD + 0.280%) (3)	4,816,381	4,724,211
Series 2005-5, Class A1, 2.766%, 12/25/2035 (1 Month LIBOR USD + 0.260%) (3)	4,796,434	4,748,980
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.736%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	4,604,668	4,585,529
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%, 03/25/2056 (2)(4)	15,282,806	15,237,923
Series 2017-1A, Class A1, 4.000%, 02/25/2057 (2)(4)	23,601,651	23,748,309
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (2)(4)	27,336,890	27,501,794
Series 2017-6A, Class A1, 4.000%, 08/27/2057 (2)(4)	30,192,163	30,348,326
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (2)(4)	16,181,274	16,263,422
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-WF1, Class 2A3, 5.100%, 03/25/2035	1,555,835	1,569,450
RALI Series Trust:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019	56,888	56,690
Series 2004-QS13, Class CB, 5.000%, 09/25/2019	125,479	126,240
Series 2005-QS5, Class A1, 2.906%, 04/25/2035 (1 Month LIBOR USD + 0.400%) (3)(6)	2,559,839	2,040,903
Series 2005-QS9, Class A2, 3.006%, 06/25/2035 (1 Month LIBOR USD + 0.500%) (3)(6)	1,038,687	879,819
Series 2005-QS11, Class A2, 3.006%, 07/25/2035 (1 Month LIBOR USD + 0.500%) (3)	4,597,586	3,876,112
Series 2005-QA7, Class A22, 4.425%, 07/25/2035 (4)(6)	2,459,410	2,294,726
RAMP Series Trust,
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032 (4)	1,513,114	1,516,048
RASC Series Trust:
Series 2006-EMX2, Class A3, 2.806%, 02/25/2036 (1 Month LIBOR USD + 0.300%) (3)	5,706,848	5,707,333
Series 2007-KS1, Class A3, 2.656%, 01/25/2037 (1 Month LIBOR USD + 0.150%) (3)	2,104,302	2,078,295
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035 (7)	21,398	21,882
Series 2005-2, Class AF6, 4.781%, 08/25/2035 (7)	1,154,934	1,185,892
Series 2006-2, Class AF3, 5.797%, 08/25/2036 (7)	15,384,265	8,912,260
Series 2006-3, Class AF2, 5.580%, 11/25/2036 (7)	10,293,694	5,518,718
Series 2007-1, Class AF3, 5.612%, 04/25/2037 (7)	278,932	124,181
Series 2007-2, Class AF2, 5.675%, 06/25/2037 (7)	1,435,659	620,983
Soundview Home Loan Trust:
Series 2006-OPT4, Class 2A3, 2.656%, 06/25/2036 (1 Month LIBOR USD + 0.150%) (3)	2,425,175	2,413,691
Series 2006-EQ1, Class A3, 2.666%, 10/25/2036 (1 Month LIBOR USD + 0.160%) (3)	12,898,497	12,777,998
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 3.176%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,799,594	1,785,803
Structured Asset Securities Corp.:
Series 2003-31A, Class 2A7, 4.279%, 10/25/2033 (4)	1,492,016	1,515,134
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 (7)	38,294	38,946
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (2)(4)	6,774,533	6,739,608
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	11,634,332	11,457,998
Series 2016-3, Class A1, 2.250%, 04/25/2056 (2)(4)	100,191	97,891
Series 2016-4, Class A1, 2.250%, 07/25/2056 (2)(4)	14,329,537	13,915,638
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	4,167,578	4,076,742
Series 2017-6, Class A1, 2.750%, 10/25/2057 (2)(4)	32,794,322	32,031,516
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	30,230,502	30,247,123
Series 2018-4, 3.000%, 06/25/2058 (2)(4)	42,144,889	40,974,045
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	16,045	16,012
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	1,756	1,751
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	4,593	4,584
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	2,047	2,044
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	7,005	7,070
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	33,733	33,918
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	3,007,160	3,126,420
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	3,707,006	3,942,527
Series 2005-3, Class 1CB3, 2.956%, 05/25/2035 (1 Month LIBOR USD + 0.450%) (3)(6)	6,136,522	5,153,126
Series 2005-6, Class 2A4, 5.500%, 08/25/2035 (6)	7,323,891	6,948,711
Series 2006-AR10, Class 1A1, 3.880%, 09/25/2036 (4)(6)	1,095,651	1,025,348
Series 2007-HY3, Class 4A1, 3.849%, 03/25/2037 (4)(6)	16,291,081	16,172,224
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037 (6)	49,870	45,934
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 4A2, 4.501%, 10/25/2035 (4)	457,629	455,445
Series 2005-16, Class A18, 6.000%, 12/25/2035 (6)	1,238,500	1,230,844
Series 2006-AR10, Class 5A5, 4.434%, 07/25/2036 (4)(6)	5,130,255	5,115,452
Series 2006-AR14, Class 2A3, 4.754%, 10/25/2036 (4)(6)	2,410,187	2,369,304
Series 2006-15, Class A1, 6.000%, 11/25/2036 (6)	4,123,969	4,056,826
Series 2007-4, Class A15, 6.000%, 04/25/2037 (6)	4,323,759	4,288,517
Series 2007-7, Class A49, 6.000%, 06/25/2037 (6)	4,034,504	3,980,379
Series 2007-8, Class 2A8, 6.000%, 07/25/2037 (6)	4,038,401	3,958,734
		1,030,111,951	5.8%
Total Residential Mortgage-Backed Securities		4,296,387,715	24.2%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2, 2.597%, 12/25/2026 (4)	30,550,000	29,061,032
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023 (4)	64,407,000	65,338,660
Series K037, Class A2, 3.490%, 01/25/2024	66,950,000	68,464,335
Series K048, Class A2, 3.284%, 06/25/2025 (4)	53,680,000	54,261,376
Series K050, Class A2, 3.334%, 08/25/2025 (4)	82,951,000	84,046,965
Series K061, Class A2, 3.347%, 11/25/2026 (4)	57,140,000	57,518,210
Series K065, Class A2, 3.243%, 04/25/2027	16,658,000	16,624,143
Series K077, Class A2, 3.850%, 05/25/2028 (4)	18,449,000	19,176,839
Series K158, Class A3, 3.900%, 10/25/2033 (4)	18,777,000	19,215,088
		413,706,648	2.4%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/15/2050	28,652,000	28,554,612
Series 2017-BNK8, Class A4, 3.488%, 11/15/2050	50,056,751	49,514,992
Series 2017-BNK9, Class A4, 3.538%, 11/15/2054	11,858,000	11,771,041
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	3,003,162	3,051,459
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	49,189,111	48,347,909
Series 2015-GC29, Class A4, 3.192%, 04/10/2048	24,580,000	24,141,832
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	24,224,935	24,264,984
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	31,335,009	32,333,872
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	35,088,000	34,968,336
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	13,725,000	13,647,970
Series 2013-CR10, Class A4, 4.210%, 08/10/2046 (4)	11,500,000	11,946,609
Series 2014-CR18, Class A4, 3.550%, 07/15/2047	5,450,000	5,483,853
Series 2014-CR19, Class A5, 3.796%, 08/10/2047	33,800,000	34,470,203
Series 2014-CR20, Class ASB, 3.305%, 11/10/2047	25,550,000	25,801,123
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	1,967,511	2,011,651
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	17,924,873	18,154,091
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	41,375,651	40,808,441
Series 2014-GC20, Class AAB, 3.655%, 04/10/2047	23,004,000	23,324,220
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A4, 2.694%, 04/15/2046	4,659,412	4,550,992
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	31,025,000	30,548,403
Series 2012-LC9, Class ASB, 2.437%, 12/15/2047	2,924,075	2,873,792
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	16,431,165	16,221,980
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Class A4, 4.096%, 11/15/2045	10,000,000	10,299,698
Series 2013-C17, Class A3, 3.928%, 01/15/2047	8,714,507	8,902,304
Series 2014-C24, Class ASB, 3.368%, 11/15/2047	12,425,000	12,434,492
Series 2014-C25, Class A5, 3.672%, 11/15/2047	36,997,000	37,375,494
Series 2015-C30, Class A5, 3.822%, 07/15/2048	10,955,000	11,158,618
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	41,590,000	41,407,000
Series 2012-C6, Class A4, 2.858%, 11/15/2045	30,745,116	30,306,026
Series 2013-C10, Class A3, 3.967%, 07/15/2046 (4)	43,057,040	44,313,001
Series 2013-C12, Class A3, 3.973%, 10/15/2046	14,633,677	15,024,300
Series 2014-C16, Class A5, 3.892%, 06/15/2047	30,860,000	31,543,351
Series 2015-C25, Class ASB, 3.383%, 10/15/2048	29,047,000	29,244,157
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	15,049,000	14,915,547
Series 2016-C35, Class ASB, 2.788%, 07/15/2048	11,425,000	11,210,819
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/15/2045	13,100,000	13,002,130
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,291,000	19,389,182
Series 2013-C18, Class A4, 3.896%, 12/15/2046	21,950,000	22,516,297
Series 2014-C21, Class ASB, 3.393%, 08/15/2047	12,655,000	12,772,675
Series 2014-C24, Class A5, 3.607%, 11/15/2047	32,306,000	32,560,384
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	10,500,000	10,685,754
		895,853,594	5.0%
Total Commercial Mortgage-Backed Securities		1,309,560,242	7.3%

Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	7,795,851
Conseco Financial Corp.:
Series 1998-3, Class A5, 6.220%, 03/01/2030	127,361	132,848
Series 1998-4, Class A5, 6.180%, 04/01/2030	61,983	64,233
Ford Credit Auto Owner Trust:
Series 2016-1, Class A, 2.310%, 08/15/2027 (2)	37,625,000	37,112,171
Series 2016-2, Class A, 2.030%, 12/15/2027 (2)	74,240,000	72,419,954
Series 2018-1, Class A, 3.190%, 07/15/2031 (2)	28,641,000	28,412,448
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	11,019	11,143
PFS Financing Corp.:
Series 2016-BA, Class A, 1.870%, 10/15/2021 (2)	40,200,000	39,796,585
Series 2018-D, Class A, 3.190%, 04/17/2023 (2)	32,300,000	32,256,472
Santander Retail Auto Lease Trust,
Series 2018-A, Class A3, 2.930%, 05/20/2021 (2)	26,825,000	26,791,206
SoFi Consumer Loan Program LLC:
Series 2017-4, Class A, 2.500%, 05/26/2026 (2)	9,055,622	8,950,767
Series 2017-5, Class A2, 2.780%, 09/25/2026 (2)	30,110,000	29,836,071
Sofi Consumer Loan Program Trust,
Series 2018-2, Class A1, 2.930%, 04/26/2027 (2)	5,893,225	5,878,288
		289,458,037	1.6%
Total Long-Term Investments (Cost $17,835,179,349)		17,483,288,723	98.2%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29% (5)	283,206,904	283,206,904
Total Short-Term Investment (Cost $283,206,904)		283,206,904	1.6%
Total Investments (Cost $18,118,386,253)		17,766,495,627	99.8%
Other Assets in Excess of Liabilities		39,825,039	0.2%
TOTAL NET ASSETS		$17,806,320,666	100.0%

Notes to Schedule of Investments
(1)	Foreign security.
(2)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $3,292,336,537, which represents 18.49% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2018.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2018.
(8)	Security in default.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$2,483,898,977	$–	$2,483,898,977
Other Government Related Securities	–	219,103,700	–	219,103,700
Corporate Bonds	–	8,783,216,329	–	8,783,216,329
Municipal Bonds	–	101,663,723	–	101,663,723
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	3,266,275,764	–	3,266,275,764
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	1,030,111,951	–	1,030,111,951
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	413,706,648	–	413,706,648
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	895,853,594	–	895,853,594
Asset Backed Securities	–	289,458,037	–	289,458,037
Total Long-Term Investments	–	17,483,288,723	–	17,483,288,723
Short-Term Investment
Money Market Mutual Fund	283,206,904	–	–	283,206,904
Total Short-Term Investment	283,206,904	–	–	283,206,904
Total Investments	$283,206,904	$17,483,288,723	$–	$17,766,495,627

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Short-Term Municipal Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Alabama Special Care Facilities Financing Authority,
1.850%, 11/15/2046(Mandatory Tender Date 11/01/2022)(1)	$65,000	$63,676
Anniston Public Building Authority,
3.250%, 03/01/2019(Insured by AGM)	50,000	50,100
Autauga County Board of Education,
4.000%, 04/01/2019	150,000	150,819
Black Belt Energy Gas District:
4.000%, 07/01/2046(Callable 03/01/2021)(Mandatory Tender Date 06/01/2021)(1)	570,000	587,716
4.000%, 08/01/2047(Callable 04/01/2022)(Mandatory Tender Date 07/01/2022)(1)	695,000	723,050
City of Troy AL,
3.000%, 07/01/2019(Insured by BAM)	75,000	75,426
County of Jefferson AL,
0.000%, 10/01/2025(Callable 10/01/2023)(Insured by AGM)	750,000	609,945
County of Talladega AL,
2.000%, 01/01/2019	200,000	200,000
Decatur City Board of Education,
4.000%, 02/01/2019	85,000	85,150
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024(Callable 06/01/2021)	100,000	106,223
Montgomery Medical Clinic Board,
5.000%, 03/01/2019	265,000	265,975
Montgomery Waterworks & Sanitation,
5.000%, 03/01/2025	150,000	163,233
Shelby County Board of Education,
3.000%, 02/01/2019	100,000	100,098
		3,181,411	0.9%
Alaska
Alaska Housing Finance Corp.,
4.000%, 12/01/2048(Callable 06/01/2027)	1,485,000	1,568,472
Alaska Industrial Development & Export Authority,
3.500%, 12/01/2020(Callable 12/01/2019)	750,000	755,625
		2,324,097	0.7%
Arizona
Arizona Health Facilities Authority:
4.625%, 07/01/2019	30,000	30,415
3.560%, 02/01/2048 (SIFMA Municipal Swap Index + 1.850%) (Callable 08/05/2022)(Mandatory Tender Date 02/01/2023)(2)	100,000	104,255
Arizona Industrial Development Authority:
4.000%, 07/01/2019(Insured by SD CRED PROG)	30,000	30,257
4.000%, 07/01/2020(Insured by SD CRED PROG)	160,000	163,806
3.375%, 07/01/2021	270,000	267,419
4.000%, 07/01/2021(Insured by SD CRED PROG)	165,000	170,867
4.000%, 05/01/2022	300,000	312,714
3.000%, 07/01/2022	150,000	147,117
4.000%, 08/01/2023	705,000	701,482
5.000%, 05/01/2025	405,000	449,380
4.625%, 08/01/2028	375,000	370,560
Arizona State University,
5.000%, 07/01/2032(Pre-refunded to 07/01/2022)	885,000	974,491
BluePath TE Trust,
2.750%, 09/01/2026(Callable 08/27/2021)(3)	219,359	219,364
City of El Mirage AZ,
5.000%, 07/01/2026(Callable 07/01/2020)	50,000	52,130
City of Winslow AZ,
2.000%, 07/01/2019(Insured by AGM)	25,000	25,020
Glendale Industrial Development Authority,
4.000%, 05/15/2019	120,000	120,675
Industrial Development Authority of the City of Phoenix,
1.620%, 11/15/2052(Optional Put Date 01/02/2019)(1)	1,000,000	1,000,000
Maricopa County Industrial Development Authority,
2.625%, 07/01/2021	65,000	63,471
Vistancia Community Facilities District,
5.000%, 07/15/2021(Callable 07/15/2020)	165,000	172,283
		5,375,706	1.6%
Arkansas
Arkansas Technical University,
4.000%, 06/01/2026(Callable 06/01/2023)	200,000	213,662
City of Bentonville AR,
2.625%, 11/01/2027(Callable 11/01/2025)	195,000	199,725
City of Conway AR,
4.000%, 12/01/2023(Callable 06/01/2022)	35,000	37,082
City of Fayetteville AR,
3.050%, 01/01/2047(Callable 01/01/2027)	700,000	682,206
City of Hot Springs AR,
4.000%, 12/01/2027(Callable 12/01/2023)(Insured by BAM)	255,000	272,692
City of Jacksonville AR,
4.000%, 12/01/2025(Callable 06/01/2021)	110,000	114,914
City of Little Rock AR:
3.000%, 10/01/2021	100,000	102,198
2.375%, 04/01/2028(Callable 10/01/2022)	1,390,000	1,408,695
2.000%, 03/01/2038(Callable 03/01/2021)	70,000	69,987
City of Lonoke AR,
5.000%, 06/01/2023	160,000	178,875
City of Magnolia AR,
2.600%, 08/01/2036(Callable 08/01/2024)(Insured by BAM)	565,000	551,191
City of Marion AR,
2.900%, 09/01/2047(Callable 09/01/2027)	330,000	327,980
City of Maumelle AR,
2.875%, 08/01/2038(Callable 08/01/2025)	540,000	532,802
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	600,000	575,340
City of Rogers AR:
2.125%, 11/01/2029(Pre-refunded to 11/01/2021)	75,000	75,017
3.250%, 11/01/2043(Callable 11/01/2026)	2,000,000	2,022,260
City of Sherwood AR,
3.050%, 12/01/2043(Callable 12/01/2026)	500,000	505,975
City of Springdale AR:
5.000%, 11/01/2025(Callable 11/01/2022)	150,000	165,507
3.000%, 04/01/2043(Callable 04/01/2024)(Insured by BAM)	955,000	958,266
Little Rock Metrocentere Improvement District No. 1,
1.760%, 12/01/2025(Optional Put Date 01/02/2019)(1)	1,000,000	1,000,000
Lonoke County School District No. 4,
3.000%, 02/01/2020(Callable 01/31/2019)(Insured by ST)	110,000	110,102
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024(Callable 09/01/2022)(Insured by BAM)	325,000	349,499
		10,453,975	3.0%
California
Allan Hancock Joint Community College District,
0.000%, 08/01/2036(Pre-refunded to 08/01/2022)	225,000	97,382
Bay Area Toll Authority:
2.310%, 04/01/2034 (SIFMA Municipal Swap Index + 0.600%) (Callable 10/01/2019)(Mandatory Tender Date 04/01/2020)(2)	500,000	500,585
2.410%, 04/01/2047 (SIFMA Municipal Swap Index + 0.700%) (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(2)	225,000	225,169
California Health Facilities Financing Authority:
5.000%, 04/01/2020	65,000	67,236
3.533%, 07/01/2022(Insured by NATL)(1)(5)	100,000	100,000
1.000%, 08/15/2053	2,000,000	1,985,980
California State Public Works Board,
5.000%, 12/01/2019(Insured by AMBAC)	120,000	123,662
California State University,
4.000%, 11/01/2049(Callable 05/01/2021)(Mandatory Tender Date 11/01/2021)(1)	75,000	78,254
California Statewide Communities Development Authority:
6.000%, 01/01/2021(ETM)	100,000	103,662
3.500%, 11/01/2021(Callable 11/01/2019)(Insured by CA MTG)	200,000	202,580
3.000%, 07/01/2026(Callable 01/01/2021)(Insured by CA MTG)	625,000	631,406
6.250%, 04/01/2028(Insured by NATL)(1)(5)	400,000	400,000
Centinela Valley Union High School District,
0.000%, 08/01/2037(Callable 08/01/2022)(Insured by AGM)	180,000	69,212
Central School District:
6.250%, 08/01/2040(Callable 08/01/2021)	225,000	248,546
0.000%, 08/01/2051(Callable 08/01/2022)	400,000	62,980
Ceres Unified School District,
0.000%, 08/01/2034(Pre-refunded to 08/01/2020)	300,000	108,699
City of Redding CA,
4.038%, 07/01/2022(ETM)(Insured by NATL)(1)(5)	195,000	191,547
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021(ETM)	165,000	147,175
Corona-Norca Unified School District,
0.000%, 08/01/2026	120,000	126,478
Eastern Municipal Water District,
1.944%, 07/01/2030 (1 Month LIBOR USD + 0.300%)(Callable 04/01/2021)(Mandatory Tender Date 10/01/2021)(2)	1,015,000	1,010,910
Escondido Union High School District,
0.000%, 11/01/2019	100,000	98,544
Fresno Unified School District:
0.000%, 08/01/2028(Callable 08/01/2021)	95,000	57,003
0.000%, 08/01/2030(Callable 08/01/2021)	65,000	33,715
0.000%, 08/01/2031(Callable 08/01/2023)(Insured by BAM)	25,000	13,621
0.000%, 08/01/2033(Callable 08/01/2021)	310,000	128,889
0.000%, 08/01/2033(Callable 08/01/2023)(Insured by BAM)	585,000	278,027
0.000%, 08/01/2034(Callable 08/01/2021)	65,000	25,148
0.000%, 08/01/2034(Callable 08/01/2023)(Insured by BAM)	400,000	177,496
0.000%, 08/01/2035(Callable 08/01/2023)(Insured by BAM)	150,000	62,086
0.000%, 08/01/2036(Callable 08/01/2023)(Insured by BAM)	45,000	17,379
0.000%, 08/01/2039(Callable 08/01/2023)(Insured by BAM)	650,000	203,288
0.000%, 08/01/2040(Callable 08/01/2023)(Insured by BAM)	445,000	129,682
0.000%, 08/01/2041(Callable 08/01/2021)	175,000	41,669
0.000%, 08/01/2041(Callable 08/01/2023)(Insured by BAM)	1,000,000	270,910
0.000%, 08/01/2044(Callable 08/01/2023)	1,000,000	215,330
Glendale Unified School District:
0.000%, 09/01/2030(Callable 09/01/2021)	350,000	186,231
0.000%, 09/01/2041(Callable 09/01/2021)	500,000	119,395
Golden State Tobacco Securitization Corp.:
5.000%, 06/01/2022	135,000	146,613
5.000%, 06/01/2023	590,000	649,932
Healdsburg Unified School District,
0.000%, 08/01/2032(Callable 08/01/2022)	90,000	49,932
Mendocino-Lake Community College District,
0.000%, 08/01/2035(Pre-refunded to 08/01/2021)(Insured by AGM)	65,000	22,541
Morongo Unified School District,
0.000%, 08/01/2039(Pre-refunded to 08/01/2022)	100,000	33,507
Northern California Gas Authority,
2.235%, 07/01/2019 (3 Month LIBOR USD + 0.630%)(2)	270,000	270,084
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2035(Pre-refunded to 09/01/2021)(Insured by AGM)	200,000	66,664
Ripon Unified School District,
0.000%, 08/01/2035(Callable 08/01/2023)(Insured by BAM)	50,000	23,212
Roseville Finance Authority,
4.000%, 09/01/2019	50,000	50,805
State of California:
5.000%, 09/01/2022	165,000	183,561
2.343%, 12/01/2028 (1 Month LIBOR USD + 0.700%)(Callable 06/01/2020)(Mandatory Tender Date 12/01/2020)(2)	100,000	100,479
Twin Rivers Unified School District,
0.000%, 08/01/2035(Pre-refunded to 02/01/2024)(Insured by BAM)	200,000	87,830
University of California,
1.400%, 05/15/2046(Callable 11/15/2020)(Mandatory Tender Date 05/15/2021)(1)	330,000	325,294
Victor Valley Union High School District,
0.000%, 08/01/2044(Pre-refunded to 08/01/2023)	1,000,000	277,290
Westminster School District:
0.000%, 08/01/2036(Callable 08/01/2023)(Insured by BAM)	190,000	74,286
0.000%, 08/01/2038(Callable 08/01/2023)(Insured by BAM)	165,000	56,174
0.000%, 08/01/2048(Callable 08/01/2023)(Insured by BAM)	1,000,000	159,590
0.000%, 08/01/2053(Callable 08/01/2023)(Insured by BAM)	255,000	27,622
		11,145,292	3.3%
Colorado
Adams County Housing Authority,
1.500%, 11/01/2020(Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(1)	1,000,000	995,660
Bromley Park Metropolitan District No. 2:
5.000%, 12/01/2024(Insured by BAM)	200,000	226,490
5.000%, 12/01/2025(Insured by BAM)	315,000	360,391
Colorado Educational & Cultural Facilities Authority:
4.000%, 12/01/2019	275,000	280,137
5.000%, 12/01/2019	380,000	389,295
4.000%, 06/01/2020	100,000	102,444
4.000%, 10/01/2020	125,000	128,394
5.000%, 10/01/2020	435,000	453,662
5.000%, 12/01/2020	300,000	314,652
4.000%, 11/01/2021	50,000	52,089
5.000%, 12/01/2021	80,000	85,650
4.000%, 03/01/2022	45,000	46,912
5.000%, 12/01/2022	200,000	217,970
4.000%, 04/01/2023	130,000	136,311
5.250%, 03/01/2025(Insured by NATL)	540,000	620,541
4.000%, 12/15/2025	800,000	818,392
Colorado Health Facilities Authority:
5.000%, 05/15/2019	250,000	252,073
5.000%, 05/15/2020	130,000	133,592
5.000%, 11/15/2036(Mandatory Tender Date 11/15/2023)(1)	145,000	163,780
2.800%, 05/15/2042(Callable 11/15/2022)(Mandatory Tender Date 05/15/2023)(1)	800,000	807,600
Colorado Housing & Finance Authority:
2.150%, 01/01/2038(Mandatory Tender Date 01/01/2020)(1)	465,000	464,907
4.000%, 05/01/2048(Callable 11/01/2026)(Insured by GNMA)	460,000	481,781
E-470 Public Highway Authority:
0.000%, 09/01/2020(Insured by NATL)	125,000	120,203
0.000%, 09/01/2028(Callable 09/01/2020)(Insured by NATL)	200,000	121,656
2.729%, 09/01/2039 (1 Month LIBOR USD + 1.050%)(Callable 03/01/2021)(Mandatory Tender Date 09/01/2021)(2)	400,000	402,780
High Plains Metropolitan District,
4.000%, 12/01/2022(Insured by NATL)	420,000	443,486
Lincoln Park Metropolitan District,
4.000%, 12/01/2023(Insured by AGM)	150,000	161,342
Lyons Regional Library District,
3.000%, 12/01/2020	30,000	30,492
Regional Transportation District,
5.000%, 06/01/2025(Pre-refunded to 06/01/2020)	100,000	104,380
SBC Metropolitan District,
4.000%, 12/01/2019(Insured by AGM)	265,000	269,879
Southlands Metropolitan District No. 1:
3.000%, 12/01/2022	238,000	235,653
3.000%, 12/01/2022	100,000	99,014
Sterling Hills West Metropolitan District:
5.000%, 12/01/2019	100,000	102,318
5.000%, 12/01/2020	125,000	130,626
Vista Ridge Metropolitan District,
4.500%, 12/01/2024(Insured by BAM)	200,000	219,314
		9,973,866	2.9%
Connecticut
City of Hartford CT,
5.000%, 04/01/2020(ETM)(Insured by ST)	200,000	207,106
City of New Haven CT:
3.000%, 04/03/2019	1,000,000	1,002,220
5.000%, 08/15/2022(ETM)(Insured by AGM)	520,000	575,115
Connecticut Housing Finance Authority:
4.000%, 11/15/2044(Callable 11/15/2023)	120,000	123,928
4.000%, 11/15/2045(Callable 11/15/2027)	170,000	179,272
2.600%, 11/15/2058(Callable 11/15/2019)(Mandatory Tender Date 11/15/2021)(1)	750,000	752,617
Connecticut State Health & Educational Facilities Authority:
4.000%, 11/01/2021	100,000	104,906
5.000%, 11/01/2026(Callable 11/01/2022)	445,000	480,284
5.000%, 07/01/2037(Mandatory Tender Date 07/01/2020)(1)	35,000	36,613
Southeastern Connecticut Water Authority,
4.000%, 09/01/2022(Callable 01/31/2019)(Insured by ST)	355,000	355,614
State of Connecticut:
4.000%, 11/01/2020	225,000	232,580
5.000%, 11/01/2020	150,000	157,728
5.000%, 10/01/2027(Callable 10/01/2023)	1,000,000	1,101,270
Town of Hamden CT:
4.000%, 08/15/2021(Insured by BAM)	415,000	432,484
5.000%, 08/15/2021(ETM)	1,080,000	1,163,894
Town of Plymouth CT,
4.000%, 07/15/2019	25,000	25,208
		6,930,839	2.0%
District of Columbia
District of Columbia:
5.000%, 12/01/2026(Callable 12/01/2022)	310,000	343,214
4.000%, 12/01/2028	300,000	318,159
1.700%, 08/15/2038(Optional Put Date 01/02/2019)(1)	875,000	875,000
District of Columbia Housing Finance Agency:
2.000%, 09/01/2021(Mandatory Tender Date 09/01/2020)(1)	150,000	149,682
3.500%, 06/15/2023	170,000	173,738
2.550%, 09/01/2023(Mandatory Tender Date 03/01/2022)(Insured by FHA)(1)	900,000	907,083
		2,766,876	0.8%
Florida
City of Boynton Beach FL,
4.500%, 11/01/2022(Callable 11/01/2021)(Insured by AGM)	130,000	138,408
City of Jacksonville FL:
5.000%, 11/01/2022	65,000	71,393
5.000%, 10/01/2025(Callable 10/01/2022)	675,000	743,067
City of Port St. Lucie FL:
5.000%, 09/01/2021	55,000	58,928
5.250%, 09/01/2022(Insured by NATL)	100,000	110,669
City of Tallahassee FL,
5.000%, 12/01/2019	190,000	194,647
City of Tampa FL,
5.250%, 11/15/2024(Pre-refunded to 05/15/2020)	395,000	413,087
County of Collier FL,
5.000%, 06/01/2020	120,000	125,034
County of Escambia FL:
2.100%, 07/01/2022(Mandatory Tender Date 04/11/2019)(1)	60,000	59,962
1.810%, 04/01/2039(Optional Put Date 01/02/2019)(1)	1,000,000	1,000,000
County of Miami-Dade FL,
0.000%, 10/01/2023(ETM)(Insured by NATL)	50,000	44,901
Escambia County Health Facilities Authority,
1.770%, 11/15/2029(Optional Put Date 01/02/2019)(Insured by AGC)(1)	1,110,000	1,110,000
Florida Gulf Coast University Financing Corp.,
4.100%, 02/01/2025(Callable 02/01/2020)	100,000	101,625
Florida Higher Educational Facilities Financial Authority,
5.000%, 11/01/2019	195,000	199,643
Florida Housing Finance Corp.:
3.700%, 07/01/2021(Callable 01/01/2021)(Insured by GNMA)	600,000	612,276
4.350%, 01/01/2046(Callable 01/01/2024)	390,000	393,213
4.000%, 07/01/2047(Callable 07/01/2025)(Insured by GNMA)	140,000	145,515
Florida Municipal Loan Council:
0.000%, 04/01/2023(Insured by NATL)	75,000	65,930
0.000%, 04/01/2024(Insured by NATL)	55,000	46,757
Florida Municipal Power Agency,
5.000%, 10/01/2025(Callable 10/01/2021)	585,000	628,700
Florida State Municipal Loan Council,
3.000%, 10/01/2020(Insured by NATL)	540,000	546,048
Heritage Bay Community Development District:
2.125%, 05/01/2020	125,000	124,827
2.250%, 05/01/2021	125,000	124,689
Highlands County Health Facilities Authority:
1.710%, 11/15/2035(Callable 01/02/2019)(Optional Put Date 01/07/2019)(1)	400,000	400,000
1.710%, 11/15/2037(Callable 01/02/2019)(Optional Put Date 01/07/2019)(1)	2,000,000	2,000,000
Jacksonville Housing Finance Authority:
1.900%, 01/01/2021(Mandatory Tender Date 01/01/2020)(1)	125,000	124,926
2.250%, 12/01/2021(Mandatory Tender Date 12/01/2020)(1)	1,500,000	1,499,430
JEA Water & Sewer System Revenue:
5.000%, 10/01/2023	150,000	167,600
5.000%, 10/01/2023	160,000	178,696
5.000%, 10/01/2026(Callable 04/01/2021)	245,000	260,878
Lee County School Board,
5.000%, 08/01/2023	190,000	213,927
Martin County Health Facilities Authority,
3.750%, 11/15/2020	125,000	128,523
Miami Health Facilities Authority,
5.000%, 07/01/2020	300,000	310,755
Miami-Dade County Educational Facilities Authority:
5.000%, 04/01/2022	150,000	163,619
5.000%, 04/01/2023	150,000	167,055
Miami-Dade County Industrial Development Authority:
5.000%, 01/15/2019	100,000	100,071
5.000%, 01/15/2022	385,000	404,650
1.750%, 09/01/2027(Mandatory Tender Date 11/01/2019)(1)	695,000	691,991
Orange County Health Facilities Authority,
6.250%, 10/01/2021(ETM)(Insured by NATL)	110,000	117,970
Orange County Housing Finance Authority:
4.375%, 03/01/2031(Callable 03/01/2021)(Insured by GNMA)	570,000	580,898
4.000%, 09/01/2040(Callable 09/01/2024)(Insured by GNMA)	505,000	521,620
Palm Beach County Health Facilities Authority,
5.000%, 11/15/2022	220,000	238,033
Pinellas County Housing Finance Authority:
4.375%, 09/01/2027(Callable 09/01/2021)(Insured by GNMA)	225,000	230,022
3.500%, 03/01/2046(Callable 09/01/2025)(Insured by GNMA)	555,000	569,314
School Board of Miami-Dade County,
5.000%, 05/01/2031(Mandatory Tender Date 05/01/2024)(1)	455,000	513,090
St. Lucie County School Board,
5.000%, 07/01/2027(Callable 07/01/2023)	1,150,000	1,266,357
University of North Florida Financing Corp.,
5.000%, 11/01/2023(Insured by AGM)	300,000	334,911
		18,243,655	5.3%
Georgia
Burke County Development Authority:
2.200%, 10/01/2032(Mandatory Tender Date 04/02/2019)(1)	50,000	49,977
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	100,000	99,704
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	70,000	69,793
City of Atlanta GA:
5.000%, 01/01/2023(Callable 01/01/2020)	450,000	462,776
5.000%, 01/01/2024(Callable 01/01/2020)	515,000	529,157
Colquitt County Development Authority,
0.000%, 12/01/2021(ETM)	35,000	32,897
County of Columbia GA,
6.000%, 06/01/2020(Insured by NATL)	215,000	222,822
Forsyth County Hospital Authority,
6.375%, 10/01/2028(ETM)	800,000	970,768
Gainesville & Hall County Hospital Authority,
2.660%, 08/15/2035 (SIFMA Municipal Swap Index + 0.950%) (Callable 08/22/2019)(Mandatory Tender Date 02/18/2020)(2)	1,225,000	1,226,053
Macon-Bibb County Hospital Authority,
5.000%, 08/01/2022(Pre-refunded to 08/01/2019)	50,000	50,915
Main Street Natural Gas, Inc.:
5.000%, 03/15/2019	275,000	276,606
5.000%, 03/15/2022	155,000	167,039
Monroe County Development Authority:
2.000%, 07/01/2025(Mandatory Tender Date 06/13/2019)(1)	405,000	404,425
2.050%, 07/01/2049(Mandatory Tender Date 11/19/2021)(1)	250,000	243,832
Morgan County Hospital Authority,
2.750%, 09/01/2019(Callable 03/01/2019)	250,000	250,223
Private Colleges & Universities Authority:
3.750%, 10/01/2021	25,000	25,676
5.000%, 10/01/2021	75,000	79,694
Richmond County Development Authority,
0.000%, 12/01/2021(ETM)	30,000	28,197
Washington Wilkes Payroll Development Authority,
0.000%, 12/01/2021	400,000	375,964
		5,566,518	1.6%
Idaho
University of Idaho,
5.250%, 04/01/2041(Mandatory Tender Date 04/01/2021)(1)	1,475,000	1,569,931	0.5%

Illinois
Bureau County Township High School District No. 502:
3.000%, 12/01/2021(Insured by BAM)	30,000	30,477
6.625%, 10/01/2043(Pre-refunded to 12/01/2023)(Insured by BAM)	145,000	175,916
Carroll & Whiteside Counties Cmnty Unit Sch Dist No. 399,
4.000%, 12/01/2024(Insured by AGM)(6)	410,000	436,880
Chicago Board of Education:
5.000%, 12/01/2022(Insured by AGM)	295,000	318,084
5.000%, 12/01/2023(Insured by AGM)	500,000	546,290
Chicago O'Hare International Airport,
5.000%, 01/01/2020	60,000	61,829
Chicago Park District:
5.000%, 01/01/2020	325,000	332,865
5.000%, 01/01/2024	1,305,000	1,423,964
City of Berwyn IL,
4.000%, 12/01/2019	125,000	126,732
City of Burbank IL,
4.000%, 12/01/2021(Insured by BAM)	1,500,000	1,543,980
City of Chicago IL:
5.000%, 01/01/2019	100,000	100,000
5.000%, 11/01/2019	100,000	102,340
5.000%, 01/01/2020	300,000	305,361
5.000%, 01/01/2020	50,000	51,405
5.000%, 11/01/2020	850,000	891,761
5.000%, 01/01/2023(Callable 01/31/2019)(Partially Pre-refunded)	50,000	50,076
5.000%, 01/01/2023(Callable 01/01/2020)(Partially Pre-refunded)	25,000	25,417
5.000%, 01/01/2024(Callable 01/31/2019)(Partially Pre-refunded)	100,000	100,146
5.250%, 01/01/2038(Pre-refunded to 01/01/2022)	380,000	416,301
City of Decatur IL,
4.000%, 03/01/2022	65,000	67,703
City of Springfield IL:
5.000%, 03/01/2019	100,000	100,463
4.000%, 12/01/2019	95,000	96,576
5.000%, 12/01/2023	155,000	171,291
City of Waukegan IL,
5.000%, 12/30/2020	75,000	79,175
Cook County Community College District No. 510,
0.000%, 12/01/2019(Insured by AGM)	500,000	490,085
Cook County Community High School District No. 219,
0.000%, 12/01/2020(Insured by NATL)	55,000	51,977
Cook county Illinois School District No. 163,
6.000%, 12/15/2024(Insured by BAM)	795,000	932,567
Cook County School District No. 111,
0.000%, 12/01/2020(ETM)(Insured by AGM)	70,000	67,426
Cook County School District No. 130,
5.000%, 12/01/2025(Insured by AGM)	1,320,000	1,491,560
Cook County School District No. 154,
3.500%, 12/01/2024(Insured by BAM)	214,000	220,865
Cook County School District No. 63,
2.375%, 12/01/2028(Callable 12/01/2023)(1)	500,000	510,835
Cook County Township High School District No. 201:
0.000%, 12/01/2020(Insured by AMBAC)	210,000	199,658
0.000%, 12/01/2025(Insured by AGM)	140,000	112,725
County of Cook IL,
5.000%, 11/15/2021(Callable 11/15/2019)	340,000	347,881
County of Jefferson IL,
2.000%, 01/15/2020(Insured by AGM)	100,000	100,091
County of Washington IL,
4.000%, 12/15/2024(Insured by AGM)	250,000	269,890
Danville Public Building Commission,
4.000%, 12/01/2019	115,000	117,012
DuPage County School District No. 34,
0.000%, 01/01/2020(Insured by NATL)	460,000	449,480
Fulton, Mason, Knox, Schuyler, Etc. Counties Community College District No. 534:
3.250%, 12/01/2020(Insured by BAM)	210,000	212,802
4.000%, 12/01/2027(Callable 12/01/2022)(Insured by BAM)	90,000	93,776
Governors State University,
5.000%, 07/01/2021(Insured by BAM)	295,000	311,116
Illinois Development Finance Authority:
0.000%, 01/01/2020(Insured by AGM)	75,000	73,313
1.720%, 05/01/2031(Optional Put Date 01/02/2019)(1)	600,000	600,000
Illinois Educational Facilities Authority,
1.800%, 07/01/2036(Mandatory Tender Date 02/13/2020)(1)	200,000	199,540
Illinois Finance Authority:
5.000%, 10/01/2019	75,000	75,937
4.000%, 11/01/2019	145,000	147,053
5.000%, 02/15/2020	100,000	103,002
5.000%, 10/01/2020	105,000	107,871
5.000%, 01/01/2021	125,000	130,969
4.000%, 09/01/2021	75,000	77,740
5.000%, 11/01/2021	60,000	64,085
5.000%, 02/15/2022	225,000	244,579
6.250%, 05/01/2022(Pre-refunded to 05/01/2020)	145,000	153,246
5.000%, 05/15/2022	130,000	137,920
5.000%, 10/01/2022	50,000	52,393
5.000%, 05/15/2023	120,000	133,385
2.994%, 05/01/2036 (1 Month LIBOR USD + 1.350%)(Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(2)	135,000	135,432
1.750%, 07/01/2042(Mandatory Tender Date 05/06/2020)(1)	1,205,000	1,196,119
2.460%, 01/01/2046 (SIFMA Municipal Swap Index + 0.750%) (Callable 07/01/2022)(Mandatory Tender Date 07/01/2023)(2)	50,000	50,000
Illinois Health Facilities Authority,
3.172%, 06/01/2019(Insured by NATL)(1)(5)	50,000	50,000
Illinois Housing Development Authority,
2.450%, 06/01/2043(Callable 01/01/2023)(Insured by GNMA)	413,050	380,254
Illinois State University,
5.000%, 04/01/2023(Callable 04/01/2021)(Insured by BAM)	100,000	104,305
Jefferson County Township High School District No. 201,
6.500%, 12/30/2020(Insured by BAM)	195,000	210,657
Joliet Park District:
5.000%, 03/01/2022(Callable 03/01/2021)	170,000	175,006
4.000%, 02/01/2023(Insured by BAM)	150,000	156,170
Kankakee, Iroquois, Ford, Etc. Counties Community Unit School District No. 2,
4.000%, 12/01/2023(Insured by AGM)	445,000	473,168
Knox & Warren Counties Community Unit School District No. 205,
6.000%, 01/01/2030(Callable 01/01/2021)	500,000	533,335
Lake County Community High School District No. 117,
0.000%, 12/01/2019(Insured by NATL)	235,000	229,534
Lake County Community High School District No. 127,
0.000%, 02/01/2020(Insured by NATL)	150,000	146,691
Lake County Community Unit School District No. 116,
5.000%, 01/15/2025(Callable 01/15/2023)	220,000	243,291
Lake County Elementary School District No. 6:
0.000%, 12/01/2019(Insured by AMBAC)	80,000	77,712
0.000%, 12/01/2021(Insured by AMBAC)	115,000	103,654
0.000%, 12/01/2022(Insured by AMBAC)	100,000	86,476
0.000%, 12/01/2024(Insured by AMBAC)	70,000	55,133
Lake County Forest Preserve District,
2.348%, 12/15/2020 (3 Month LIBOR USD + 0.480%)(2)	585,000	585,281
Lake County School District No. 1,
3.000%, 02/01/2019	85,000	85,065
McDonough County Community Unit School District No. 185,
3.000%, 12/01/2019	205,000	206,691
Menard Cass & Sangamon Counties Community Unit School District No. 202,
4.000%, 12/01/2022(Insured by AGM)	300,000	316,842
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2019(ETM)(Insured by NATL)	25,000	24,792
0.000%, 06/15/2019(Insured by NATL)	130,000	128,371
0.000%, 06/15/2019(ETM)	5,000	4,958
0.000%, 06/15/2019	45,000	44,436
5.650%, 06/15/2022(Insured by NATL)	95,000	103,582
5.500%, 12/15/2023(Insured by NATL)	225,000	245,108
0.000%, 06/15/2024(Insured by NATL)	35,000	28,692
5.700%, 06/15/2025(Pre-refunded to 06/15/2022)(Insured by NATL)	25,000	28,320
5.700%, 06/15/2025(Callable 06/15/2022)(Insured by NATL)	35,000	38,379
5.000%, 12/15/2026(Callable 06/15/2022)(Insured by ST)	215,000	223,546
Monroe & St Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2020(Insured by BAM)	270,000	279,890
Ogle & Winnebago Counties Community Unit School District,
5.000%, 12/01/2021(Insured by BAM)	150,000	161,293
Peoria Public Building Commission:
0.000%, 12/01/2020(Callable 12/01/2019)(Insured by AGC)	300,000	277,746
5.000%, 12/01/2020(Insured by BAM)	185,000	194,035
0.000%, 12/01/2026(Callable 12/01/2019)(Insured by AGC)	250,000	152,528
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030(Callable 03/01/2025)	335,000	350,058
Prospect Heights Park District,
4.000%, 12/01/2020(Insured by BAM)	120,000	124,224
Public Building Commission of Chicago,
5.000%, 03/01/2020(Callable 01/31/2019)(Insured by AMBAC)	100,000	101,803
Railsplitter Tobacco Settlement Authority,
5.250%, 06/01/2020	75,000	78,085
Regional Transportation Authority:
6.250%, 07/01/2021(Insured by AGM)	600,000	660,204
5.750%, 06/01/2023(Insured by AGM)	175,000	196,457
Rock Island County School District No. 37,
4.000%, 02/01/2019(Insured by BAM)	135,000	135,202
Sales Tax Securitization Corp.,
5.000%, 01/01/2024	200,000	219,592
Sangamon County Water Reclamation District,
5.000%, 01/01/2021	205,000	214,748
Shelby Christian Macon Counties Community School District No. 21:
4.000%, 12/01/2025(Callable 12/01/2023)(Insured by AGM)	400,000	425,464
4.000%, 12/01/2026(Callable 12/01/2023)(Insured by AGM)	435,000	460,239
Southern Illinois University,
5.250%, 04/01/2019(Insured by NATL)	1,390,000	1,398,729
Southwestern Illinois Development Authority,
7.125%, 11/01/2030(Pre-refunded to 11/01/2023)	150,000	184,274
St. Clair County Community Consolidated School District,
0.000%, 12/01/2021	510,000	471,561
St. Clair County School District No. 119:
5.000%, 04/01/2022(Insured by AGM)	350,000	380,055
5.000%, 04/01/2023(Insured by AGM)	300,000	332,952
0.000%, 04/01/2033(Pre-refunded to 04/01/2019)(Insured by AGC)	675,000	279,315
St. Clair County Township High School District No. 203,
4.000%, 12/01/2022	400,000	420,164
State of Illinois:
0.000%, 08/01/2019	100,000	98,378
5.000%, 12/01/2019	1,000,000	1,022,630
5.000%, 04/01/2020	40,000	41,003
5.000%, 06/15/2020	300,000	309,786
4.000%, 06/15/2021	35,000	35,929
5.000%, 01/01/2022(Callable 01/01/2020)	105,000	106,856
6.500%, 06/15/2022	340,000	355,263
5.000%, 08/01/2024(Callable 08/01/2022)	100,000	104,316
4.500%, 09/01/2024(Callable 01/31/2019)	175,000	175,164
5.000%, 10/01/2024	500,000	533,335
University of Illinois:
4.000%, 10/01/2019	100,000	101,476
5.000%, 08/15/2020	260,000	272,215
5.000%, 10/01/2021	300,000	322,077
5.000%, 03/15/2022	50,000	54,204
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2022	530,000	574,743
5.000%, 12/01/2023	400,000	439,528
Village of Bolingbrook IL,
0.000%, 01/01/2019(Insured by NATL)	235,000	235,000
Village of Cary IL,
1.500%, 03/01/2019(Insured by BAM)	96,000	95,840
Village of Crestwood IL:
4.000%, 12/15/2021(Insured by BAM)	250,000	261,615
4.500%, 12/15/2025(Callable 12/15/2022)(Insured by BAM)	60,000	64,603
Village of Lansing IL,
5.000%, 03/01/2022(Insured by AGM)	340,000	364,755
Village of Lyons IL,
5.000%, 12/01/2025(Callable 12/01/2022)(Insured by BAM)	25,000	27,154
Village of Matteson IL,
8.000%, 12/01/2029(Pre-refunded to 06/01/2022)	335,000	377,743
Village of Montgomery IL,
2.100%, 03/01/2020(Insured by BAM)	195,000	195,400
Village of Oak Park IL:
5.000%, 11/01/2020	235,000	247,194
4.000%, 11/01/2021	245,000	256,951
Village of Orland Hills IL:
4.000%, 12/01/2022(Insured by BAM)	145,000	152,697
4.000%, 12/01/2023(Insured by BAM)	130,000	138,290
Village of Richton Park IL:
3.000%, 12/01/2019(Insured by BAM)	65,000	65,290
4.000%, 12/01/2022(Insured by BAM)	80,000	83,397
Village of River Grove IL:
3.000%, 12/15/2020(Insured by BAM)	75,000	75,952
3.000%, 12/15/2021(Insured by BAM)	120,000	121,991
Village of Tremont IL:
3.000%, 01/01/2019(Insured by BAM)	60,000	60,000
3.000%, 07/01/2019(Insured by BAM)	50,000	50,218
3.000%, 01/01/2020(Insured by BAM)	70,000	70,568
3.000%, 07/01/2020(Insured by BAM)	95,000	96,294
Western Illinois University:
4.000%, 04/01/2019(Insured by BAM)	50,000	50,187
5.000%, 04/01/2020(Insured by BAM)	250,000	257,570
White County Community Unit School District No. 5,
4.300%, 12/01/2021(Insured by AGM)	100,000	106,264
Will County Community Consolidated School District No. 70-C:
4.000%, 12/01/2019(Insured by AGM)	155,000	157,627
4.000%, 12/01/2020(Insured by AGM)	130,000	134,477
4.000%, 12/01/2022(Insured by AGM)	270,000	287,383
Will County Community High School District No. 210:
5.000%, 01/01/2021(Callable 01/31/2019)	125,000	125,118
0.000%, 01/01/2022(ETM)(Insured by AGM)	145,000	136,087
0.000%, 01/01/2023(ETM)(Insured by AGM)	335,000	304,190
0.000%, 01/01/2023(Insured by AGM)	160,000	141,333
0.000%, 01/01/2024(ETM)(Insured by AGM)	500,000	442,525
0.000%, 01/01/2024(Insured by AGM)	275,000	233,871
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2021(Insured by NATL)	215,000	199,855
Will County Elementary School District No. 122,
0.000%, 11/01/2021(ETM)(Insured by AGM)	50,000	47,079
Will County IL School District No. 365,
0.000%, 11/01/2021(Insured by AGM)	200,000	187,004
Will County School District No. 114:
0.000%, 12/01/2019(ETM)(Insured by NATL)	25,000	24,573
0.000%, 12/01/2019(Insured by NATL)	25,000	24,401
Will County School District No. 88,
5.250%, 01/01/2022	860,000	920,940
Williamson County Community Unit School District No. 5,
0.000%, 01/01/2031(Pre-refunded to 01/01/2019)(Insured by AGC)	500,000	244,540
Winnebago & Boone Counties School District No. 205,
0.000%, 02/01/2022	95,000	87,340
		41,505,648	11.9%
Indiana
Anderson Redevelopment District:
5.000%, 02/01/2019	980,000	982,156
5.000%, 02/01/2020	535,000	550,686
Center Grove Community School Corp.:
2.000%, 07/01/2019(Insured by ST)	160,000	159,837
2.000%, 01/01/2020(Insured by ST)	655,000	652,602
City of Goshen IN,
4.100%, 01/01/2021(Callable 01/31/2019)(Insured by AGM)	470,000	470,926
City of Lawrence IN:
3.000%, 01/01/2020(Insured by BAM)	175,000	176,456
4.000%, 01/01/2021(Insured by BAM)	200,000	207,106
4.000%, 01/01/2022(Insured by BAM)	400,000	420,516
City of Mishawaka IN,
5.000%, 03/01/2025(Insured by AGM)	100,000	115,176
City of Valparaiso IN,
4.000%, 08/01/2026(Callable 08/01/2023)	375,000	399,851
City of Whiting IN,
1.850%, 06/01/2044(Mandatory Tender Date 10/01/2019)(1)	640,000	638,816
County of Lake IN,
4.000%, 07/15/2021(Insured by AGM)	100,000	104,865
Hammond Local Public Improvement Bond Bank,
3.000%, 06/30/2019	1,000,000	1,001,840
Hammond Multi-School Building Corp.,
5.000%, 01/15/2025(Insured by ST)	525,000	593,371
Hammond Sanitary District,
5.000%, 01/15/2021(Insured by BAM)	445,000	472,292
Indiana Bond Bank:
5.250%, 10/15/2019	80,000	81,938
2.602%, 10/15/2022 (3 Month LIBOR USD + 0.970%)(2)	1,075,000	1,075,108
Indiana Finance Authority:
5.000%, 10/01/2022	175,000	191,392
5.250%, 10/01/2022(Callable 10/01/2021)	800,000	870,416
5.750%, 05/01/2031(Pre-refunded to 05/01/2019)	80,000	81,009
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031(Mandatory Tender Date 11/02/2021)(1)	335,000	329,975
Indiana Housing & Community Development Authority:
4.000%, 12/01/2027(Callable 06/01/2021)(Insured by GNMA)	410,000	418,257
1.950%, 07/01/2047(Optional Put Date 01/02/2019)(Insured by GNMA)(1)	600,000	600,000
Indianapolis Local Public Improvement Bond Bank,
5.000%, 06/01/2020	125,000	130,244
Kankakee Valley Middle School Building Corp.,
5.000%, 07/15/2022(Insured by ST)	215,000	234,666
Michigan City School Building Corp.,
5.000%, 07/15/2023(Insured by ST)	350,000	391,080
Munster School Building Corp.,
4.000%, 07/15/2023(Insured by ST)	160,000	171,218
Salem Middle School Building Corp.,
4.000%, 01/15/2024(Insured by ST)	195,000	209,375
Town of Rossville IN,
3.500%, 07/01/2023	115,000	118,627
Vinton-Tecumseh School Building Corp.:
4.000%, 01/15/2020(Insured by ST)	275,000	280,767
4.000%, 07/15/2020(Insured by ST)	255,000	262,780
4.000%, 01/15/2021(Insured by ST)	265,000	275,560
4.000%, 07/15/2021(Insured by ST)	220,000	230,760
4.000%, 07/15/2022(Insured by ST)	385,000	409,648
5.000%, 01/15/2023(Insured by ST)	145,000	161,060
Westfield High School Building Corp.,
5.000%, 01/15/2024(Insured by ST)	200,000	223,910
		13,694,286	4.0%
Iowa
Bondurant-Farrar Community School District,
3.000%, 06/01/2023(Insured by MAC)	110,000	113,227
City of Cedar Rapids IA,
2.975%, 08/15/2029(Insured by AMBAC)(1)(5)	770,000	770,000
City of Coralville IA,
4.000%, 06/01/2019	100,000	100,088
Iowa Finance Authority:
3.500%, 07/01/2046(Callable 01/01/2026)(Insured by GNMA)	225,000	231,287
1.670%, 07/01/2047	1,000,000	1,000,000
2.010%, 07/01/2047 (SIFMA Municipal Swap Index + 0.300%) (Callable 11/02/2020)(Mandatory Tender Date 05/03/2021)(Insured by GNMA)(2)	1,000,000	1,001,490
4.000%, 07/01/2047(Callable 07/01/2027)(Insured by GNMA)	1,000,000	1,053,350
Iowa Western Community College,
3.000%, 06/01/2021	500,000	510,995
		4,780,437	1.4%
Kansas
City of Wichita KS,
3.000%, 09/01/2023(Callable 09/01/2022)	685,000	683,212
Kansas Municipal Energy Agency,
5.000%, 04/01/2022(Insured by BAM)	515,000	561,757
Public Building Commission of Johnson County,
5.000%, 09/01/2023	1,310,000	1,484,034
State of Kansas Department of Transportation,
1.974%, 09/01/2019 (1 Month LIBOR USD + 0.400%)(2)	205,000	205,231
		2,934,234	0.8%
Kentucky
City of Owensboro KY,
0.000%, 01/01/2020(Insured by AMBAC)	95,000	92,800
County of Carroll KY,
1.050%, 09/01/2042(Mandatory Tender Date 09/01/2019)(1)	250,000	248,252
Kentucky Economic Development Finance Authority:
6.000%, 06/01/2030(Pre-refunded to 06/01/2020)	190,000	200,819
6.375%, 06/01/2040(Pre-refunded to 06/01/2020)	340,000	361,128
6.500%, 03/01/2045(Pre-refunded to 06/01/2020)	950,000	1,010,543
Kentucky Housing Corp.,
2.000%, 09/01/2021(Mandatory Tender Date 09/01/2020)(1)	150,000	149,901
Kentucky Infrastructure Authority,
5.000%, 02/01/2022	500,000	546,430
Kentucky Public Energy Authority:
4.000%, 04/01/2048(Callable 01/02/2024)(Mandatory Tender Date 04/01/2024)(1)	610,000	637,566
4.000%, 01/01/2049(Callable 10/01/2024)(Mandatory Tender Date 01/01/2025)(1)	175,000	184,998
Kentucky Rural Water Finance Corp.,
2.250%, 03/01/2020(Callable 09/01/2019)	250,000	250,275
Louisville/Jefferson County Metropolitan Government,
1.500%, 10/01/2033(Mandatory Tender Date 04/01/2019)(1)	750,000	748,800
		4,431,512	1.3%
Louisiana
Calcasieu Parish Fire Protection District No. 1:
3.000%, 03/01/2020(Insured by BAM)	110,000	111,254
3.500%, 03/01/2022(Insured by BAM)	145,000	150,294
4.000%, 03/01/2024(Insured by BAM)	155,000	166,459
Calcasieu Parish School Board,
5.000%, 02/01/2025(Callable 02/01/2022)	115,000	124,352
City of Shreveport LA,
5.000%, 08/01/2023(Insured by BAM)	150,000	167,292
Jefferson Sales Tax District,
4.500%, 12/01/2022	140,000	143,373
Louisiana Local Government Environmental Facilities & Community Development Authority:
5.500%, 10/01/2025(Pre-refunded to 10/01/2020)	1,050,000	1,114,522
5.625%, 10/01/2030(Pre-refunded to 10/01/2020)	80,000	85,087
5.750%, 09/01/2035(Pre-refunded to 09/01/2023)	75,000	87,201
6.000%, 10/01/2044(Pre-refunded to 10/01/2020)	145,000	155,149
Louisiana Public Facilities Authority:
0.000%, 02/01/2020(ETM)	200,000	195,588
5.000%, 10/01/2023	255,000	280,227
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	2,000,000	2,376,940
New Orleans Aviation Board,
5.000%, 10/01/2025(Insured by AGM)	200,000	230,044
Regional Transit Authority,
0.000%, 12/01/2021(Insured by NATL)	85,000	74,561
State of Louisiana,
5.000%, 05/01/2024(Pre-refunded to 05/01/2022)	345,000	379,086
West Baton Rouge Parish School District No. 3,
5.000%, 03/01/2026(Insured by BAM)	495,000	577,076
		6,418,505	1.8%
Maine
Maine State Housing Authority:
3.500%, 11/15/2045(Callable 05/15/2025)	35,000	35,859
4.000%, 11/15/2045(Callable 11/15/2025)	475,000	492,874
		528,733	0.2%
Maryland
Maryland Community Development Administration,
3.750%, 09/01/2019	30,000	30,342
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027(ETM)(Insured by AMBAC)	2,300,000	2,604,313
Montgomery County Housing Opportunites Commission,
4.000%, 07/01/2048(Callable 07/01/2026)	465,000	486,246
		3,120,901	0.9%
Massachusetts
Commonwealth of Massachusetts:
2.162%, 11/01/2020 (3 Month LIBOR USD + 0.460%)(Callable 01/31/2019)(2)	75,000	75,025
1.050%, 08/01/2043(Mandatory Tender Date 07/01/2020)(1)	515,000	507,162
Massachusetts Development Finance Agency,
5.000%, 07/01/2025	240,000	272,069
Massachusetts Housing Finance Agency:
2.400%, 12/01/2023(Mandatory Tender Date 12/01/2021)(1)	1,745,000	1,748,403
4.000%, 12/01/2044(Callable 06/01/2025)	140,000	145,248
4.000%, 12/01/2048(Callable 06/01/2027)(Insured by GNMA)	1,000,000	1,053,850
4.000%, 12/01/2048(Callable 06/01/2027)(Insured by GNMA)	700,000	734,300
Town of Ashburnham MA,
4.250%, 07/01/2021(Callable 01/31/2019)(Insured by AGC)	250,000	250,413
		4,786,470	1.4%
Michigan
Battle Creek Tax Increment Finance Authority,
4.300%, 12/01/2028(Callable 01/31/2019)	500,000	501,000
Carman-Ainsworth Community School District,
5.000%, 05/01/2019(Insured by BAM)	200,000	202,042
City of Detroit MI:
5.000%, 07/01/2020	265,000	275,968
7.000%, 07/01/2027(Pre-refunded to 07/01/2019)(Insured by AGM)	50,000	51,264
City of Ferndale MI,
4.000%, 05/01/2021(Callable 01/09/2019)(Insured by AGM)	565,000	565,949
City of Kalamazoo MI,
5.000%, 10/01/2023	50,000	56,465
Davison Community Schools,
3.000%, 05/01/2022	190,000	194,271
Essexville-Hampton Public Schools,
4.000%, 05/01/2022(Insured by Q-SBLF)	325,000	344,805
Fruitport Community Schools:
4.000%, 05/01/2020(Insured by Q-SBLF)	65,000	66,771
4.000%, 05/01/2021(Insured by Q-SBLF)	100,000	104,501
4.000%, 05/01/2023(Insured by Q-SBLF)	135,000	145,266
Ingham County Brownfield Redevelopment Authority,
4.125%, 08/01/2024(Callable 01/31/2019)(Insured by AGM)	215,000	215,389
Jenison Public Schools,
3.500%, 05/01/2021(Callable 05/01/2020)	250,000	254,380
Karegnondi Water Authority:
4.000%, 11/01/2019	200,000	203,412
5.000%, 11/01/2020	100,000	105,134
Michigan Finance Authority:
3.400%, 10/01/2020	100,000	101,097
5.000%, 11/01/2022	100,000	110,338
5.000%, 07/01/2025(Callable 07/01/2024)(Insured by AGM)	1,475,000	1,672,930
4.000%, 05/01/2026	60,000	64,987
5.500%, 12/01/2026(Callable 06/01/2025)	335,000	395,055
2.454%, 10/15/2038 (1 Month LIBOR USD + 0.750%)(Callable 04/15/2020)(Mandatory Tender Date 10/15/2020)(2)	350,000	351,194
2.219%, 12/01/2039 (1 Month LIBOR USD + 0.540%)(Callable 06/01/2020)(Mandatory Tender Date 12/01/2020)(2)	100,000	100,030
1.100%, 11/15/2046(Mandatory Tender Date 08/15/2019)(1)	350,000	347,802
Michigan State Hospital Finance Authority:
1.625%, 11/01/2027(Mandatory Tender Date 11/01/2019)(1)	135,000	134,387
1.900%, 11/15/2047(Mandatory Tender Date 04/01/2021)(1)	290,000	287,660
Michigan State Housing Development Authority,
4.000%, 06/01/2046(Callable 12/01/2024)	1,060,000	1,100,354
Pinckney Community Schools,
5.000%, 05/01/2021(Insured by Q-SBLF)	100,000	106,835
Royal Oak Hospital Finance Authority,
5.000%, 09/01/2019	50,000	51,016
South Lake Schools:
4.000%, 11/01/2021(Insured by Q-SBLF)	425,000	444,898
4.000%, 05/01/2022(Insured by Q-SBLF)	290,000	304,938
Western Michigan University,
5.000%, 11/15/2025(Callable 11/15/2021)	75,000	81,193
White Cloud Public Schools,
4.000%, 05/01/2019(Insured by Q-SBLF)	30,000	30,199
Ypsilanti School District,
4.000%, 05/01/2020(Insured by Q-SBLF)	50,000	51,310
		9,022,840	2.6%
Minnesota
City of Maple Grove MN,
4.000%, 05/01/2022	605,000	637,755
City of Marshall MN,
2.000%, 07/01/2019	160,000	160,024
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority:
3.587%, 08/01/2027(Insured by NATL)(1)(5)	25,000	25,000
3.542%, 08/01/2028(Insured by NATL)(1)(5)	175,000	175,000
1.750%, 11/15/2035(Optional Put Date 01/02/2019)(1)	650,000	650,000
City of Minneapolis MN/St. Paul Metropolitan Airports Commission:
5.000%, 01/01/2022	1,000,000	1,088,300
5.000%, 01/01/2025	125,000	144,936
City of Plato MN,
4.000%, 04/01/2022	265,000	277,307
City of Rochester MN,
1.700%, 12/01/2020(Mandatory Tender Date 12/01/2019)(1)	150,000	149,313
City of Shoreview MN,
4.150%, 02/01/2021(Callable 02/01/2019)	190,000	190,363
County of Kanabec MN,
2.750%, 12/01/2019(Callable 01/31/2019)	400,000	399,960
Housing & Redevelopment Authority of The City of St. Paul,
2.200%, 09/01/2021(Callable 03/01/2020)(Mandatory Tender Date 09/01/2020)(1)	750,000	750,075
Jordan Independent School District No. 717,
5.000%, 02/01/2035(Callable 02/01/2023)(Insured by SD CRED PROG)	1,000,000	1,107,380
Minnesota Higher Education Facilities Authority,
5.000%, 04/01/2023	100,000	111,714
Minnesota Housing Finance Agency:
2.900%, 01/01/2025(Insured by GNMA)	60,000	61,127
3.900%, 07/01/2030(Callable 01/01/2022)(Insured by GNMA)	210,000	213,385
1.680%, 04/01/2035	1,000,000	1,000,000
4.000%, 01/01/2038(Callable 01/01/2024)	1,045,000	1,085,055
4.000%, 01/01/2047(Callable 01/01/2026)(Insured by GNMA)	395,000	410,599
4.000%, 07/01/2047(Callable 01/01/2027)(Insured by GNMA)	675,000	704,794
Northern Municipal Power Agency,
5.000%, 01/01/2027(Callable 01/01/2023)	220,000	240,433
Plymouth Intermediate District No. 287:
4.000%, 05/01/2020	25,000	25,665
5.000%, 05/01/2022	105,000	114,205
Shakopee Independent School District No. 720,
5.000%, 02/01/2023(Insured by SD CRED PROG)	675,000	746,651
University of Minnesota,
5.500%, 07/01/2021(ETM)	310,000	326,182
		10,795,223	3.1%
Mississippi
Marshall County School District,
3.500%, 02/01/2019	600,000	600,546
Mississippi Development Bank:
3.000%, 07/01/2021(Insured by ST)	730,000	723,335
5.000%, 03/01/2024(Insured by AGM)	50,000	56,016
5.000%, 11/01/2025(Insured by BAM)	215,000	246,504
Mississippi Home Corp.:
3.050%, 06/01/2019(Insured by GNMA)	130,000	130,356
2.400%, 02/01/2022(Mandatory Tender Date 08/01/2021)(1)	2,500,000	2,498,725
Southwest Mississippi Regional Medical Center,
2.100%, 06/01/2019(Callable 01/31/2019)	150,000	149,746
State of Mississippi,
1.904%, 09/01/2027 (1 Month LIBOR USD + 0.330%)(Callable 03/01/2020)(Mandatory Tender Date 09/01/2020)(2)	320,000	319,923
		4,725,151	1.3%
Missouri
City of St. Louis MO,
5.000%, 07/01/2023(Insured by AGM)	415,000	466,360
Industrial Development Authority of the City of St. Louis,
3.875%, 11/15/2029(Callable 11/15/2026)	470,000	478,446
Kirkwood Industrial Development Authority,
8.000%, 05/15/2021(Pre-refunded to 05/15/2020)	425,000	450,407
Missouri Association of Rural Education,
3.000%, 04/15/2022(Callable 01/31/2019)	300,000	300,078
Missouri Development Finance Board,
1.750%, 12/01/2033(Optional Put Date 01/02/2019)(1)	570,000	570,000
Missouri Housing Development Commission,
4.000%, 05/01/2042(Callable 11/01/2026)(Insured by GNMA)	665,000	697,159
Move Rolla Transportation Development District,
3.750%, 06/01/2029(Callable 06/01/2026)	410,000	417,704
State of Missouri Environmental Improvement & Energy Resources Authority,
2.650%, 12/01/2022(Insured by NATL)(1)(5)	275,000	275,000
State of Missouri Health & Educational Facilities Authority:
4.000%, 02/01/2019	260,000	260,289
3.172%, 06/01/2020(Insured by AMBAC)(1)(5)	50,000	50,000
5.000%, 02/01/2022	215,000	226,704
5.000%, 05/15/2022	80,000	87,147
5.000%, 06/01/2036(Callable 12/01/2022)(Mandatory Tender Date 06/01/2023)(1)	75,000	81,856
		4,361,150	1.3%
Montana
Montana Board of Housing:
4.000%, 12/01/2043(Callable 12/01/2027)	1,110,000	1,165,400
4.000%, 06/01/2049(Callable 12/01/2027)(Insured by FHA)	1,270,000	1,335,011
Montana Facility Finance Authority,
5.000%, 07/01/2025	110,000	128,256
		2,628,667	0.7%
Nebraska
Central Plains Energy Project:
5.000%, 09/01/2042(Callable 09/01/2022)	1,035,000	1,105,856
5.000%, 03/01/2050(Callable 10/01/2023)(Mandatory Tender Date 01/01/2024)(1)	1,000,000	1,090,160
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	1,030,000	1,039,445
Gering School District,
5.000%, 12/01/2026(Callable 05/30/2022)	115,000	125,436
		3,360,897	1.0%
Nevada
Clark County School District:
5.000%, 06/15/2019	125,000	126,800
5.000%, 06/15/2023	560,000	623,101
Las Vegas Redevelopment Agency:
3.000%, 06/15/2020	125,000	126,687
5.000%, 06/15/2023	250,000	277,275
Nevada Housing Division,
4.400%, 04/01/2029(Callable 10/01/2021)(Insured by GNMA)	80,000	81,750
		1,235,613	0.4%
New Jersey
Cape May County Industrial Pollution Control Financing Authority,
6.800%, 03/01/2021(Insured by NATL)	85,000	92,115
City of Atlantic City NJ,
5.000%, 03/01/2022(Insured by BAM)	100,000	107,708
City of Bayonne NJ,
5.000%, 07/15/2022(Insured by AGM)	475,000	520,310
City of Trenton NJ:
4.000%, 07/15/2022(Insured by AGM)	500,000	530,780
4.000%, 07/15/2023(Insured by AGM)	200,000	215,182
New Jersey Economic Development Authority:
5.250%, 09/01/2019	250,000	254,902
0.000%, 01/01/2020(Insured by AMBAC)	70,000	68,386
5.000%, 03/01/2020	135,000	139,101
0.000%, 01/01/2021(Insured by AMBAC)	130,000	123,642
3.250%, 01/01/2021	230,000	231,994
5.000%, 07/15/2021	100,000	104,818
4.000%, 01/01/2022	660,000	679,721
5.000%, 07/15/2022	240,000	254,818
4.000%, 01/01/2023	50,000	51,735
0.000%, 07/01/2024(ETM)(Insured by NATL)	115,000	100,326
3.125%, 07/01/2029(Callable 07/01/2027)	315,000	315,022
New Jersey Educational Facilities Authority,
5.000%, 07/01/2022	150,000	164,477
New Jersey Health Care Facilities Financing Authority:
4.000%, 07/01/2019(ETM)	105,000	106,111
4.250%, 11/15/2021(Callable 11/15/2020)	70,000	72,923
5.250%, 07/01/2024(Pre-refunded to 07/01/2019)	75,000	76,272
5.000%, 07/01/2025(Insured by AGM)	50,000	56,617
New Jersey Housing & Mortgage Finance Agency:
1.350%, 02/01/2020(Mandatory Tender Date 02/01/2019)(1)	100,000	99,953
2.020%, 08/01/2021(Mandatory Tender Date 08/01/2020)(1)	350,000	350,213
4.500%, 10/01/2048(Callable 10/01/2027)	985,000	1,057,565
New Jersey Transportation Trust Fund Authority:
5.000%, 06/15/2019	620,000	627,942
5.250%, 12/15/2019	35,000	35,954
5.000%, 12/15/2023	250,000	274,163
5.000%, 06/15/2024	750,000	831,652
North Hudson Sewerage Authority,
0.000%, 08/01/2021(ETM)(Insured by NATL)	60,000	56,884
Town of West New York NJ,
4.000%, 04/15/2019(Insured by MAC)	200,000	201,272
Washington Township Municipal Utilities Authority,
0.000%, 12/15/2023(Insured by NATL)	25,000	21,775
		7,824,333	2.3%
New Mexico
Las Cruces School District No. 2,
5.000%, 08/01/2026(Callable 08/01/2020)(Insured by ST)	150,000	157,168
New Mexico Educational Assistance Foundation,
4.000%, 09/01/2020	105,000	108,604
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	325,000	336,563
New Mexico Mortgage Finance Authority:
5.300%, 09/01/2040(Callable 09/01/2019)(Insured by GNMA)	45,000	46,218
3.500%, 03/01/2045(Callable 03/01/2026)	35,000	36,058
3.750%, 03/01/2048(Callable 03/01/2027)(Insured by GNMA)	315,000	328,419
4.250%, 07/01/2049(Callable 01/01/2028)	75,000	80,234
New Mexico Municipal Energy Acquisition Authority,
2.324%, 11/01/2039 (1 Month LIBOR USD + 0.750%)(Callable 02/01/2019)(Mandatory Tender Date 08/01/2019)(2)	1,360,000	1,360,231
		2,453,495	0.7%
New York
City of Long Beach NY,
4.000%, 08/15/2025(Callable 08/15/2022)(Insured by BAM)	75,000	79,158
City of New York NY,
5.000%, 08/01/2022	160,000	176,782
County of Rockland NY,
5.000%, 03/01/2023(Insured by AGM)	415,000	462,879
County of Suffolk NY,
5.000%, 09/26/2019	500,000	510,150
Metropolitan Transportation Authority:
2.301%, 11/01/2032 (1 Month LIBOR USD + 0.680%)(Mandatory Tender Date 04/06/2021)(Insured by AGM)(2)	100,000	100,453
2.160%, 11/01/2034 (SIFMA Municipal Swap Index + 0.450%) (Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(2)	50,000	49,946
4.000%, 11/15/2034(Callable 08/15/2019)(Mandatory Tender Date 11/15/2019)(1)	540,000	546,642
Monroe County Industrial Development Corp.:
5.000%, 10/01/2019	145,000	148,074
5.000%, 10/01/2020	100,000	104,693
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046(Callable 11/15/2019)	1,000,000	1,019,110
New York City Transitional Finance Authority:
1.790%, 11/01/2022(Optional Put Date 01/02/2019)(1)	600,000	600,000
1.770%, 08/01/2031(Optional Put Date 01/02/2019)(1)	950,000	950,000
New York State Dormitory Authority,
5.000%, 12/15/2021	45,000	49,037
State of New York Mortgage Agency:
3.500%, 10/01/2043(Callable 04/01/2023)	305,000	311,875
4.000%, 10/01/2046(Callable 04/01/2025)	460,000	477,954
Town of Oyster Bay NY,
3.000%, 03/01/2020(Insured by AGM)	200,000	201,728
Triborough Bridge & Tunnel Authority:
2.074%, 11/15/2027 (1 Month LIBOR USD + 0.500%)(Callable 05/15/2021)(Mandatory Tender Date 11/15/2021)(2)	525,000	523,042
1.924%, 01/01/2033 (1 Month LIBOR USD + 0.350%)(Callable 06/03/2019)(Mandatory Tender Date 12/03/2019)(2)	30,000	29,986
Utility Debt Securitization Authority,
5.000%, 12/15/2025(Callable 12/15/2023)	210,000	239,335
Yonkers Industrial Development Agency,
5.000%, 06/01/2019(ETM)	275,000	278,674
		6,859,518	2.0%
North Carolina
Durham Housing Authority,
1.800%, 01/01/2021(Mandatory Tender Date 01/01/2020)(1)	110,000	109,710
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022(Insured by AGC)	100,000	108,945
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021(ETM)	675,000	715,763
5.000%, 01/01/2021(ETM)	760,000	807,432
6.000%, 01/01/2022(ETM)	105,000	117,506
North Carolina Housing Finance Agency,
4.000%, 07/01/2048(Callable 07/01/2027)(Insured by GNMA)	425,000	448,184
North Carolina Medical Care Commission,
5.750%, 01/01/2035(Pre-refunded to 01/01/2021)	130,000	139,750
North Carolina Municipal Power Agency,
5.000%, 01/01/2020(ETM)	1,000,000	1,014,690
State of North Carolina:
5.000%, 03/01/2020	300,000	310,833
5.000%, 05/01/2024(Callable 05/01/2023)	1,250,000	1,403,587
		5,176,400	1.5%
North Dakota
City of Mandan ND,
2.750%, 09/01/2041(Callable 01/31/2019)	505,000	496,163
City of West Fargo ND,
5.000%, 05/01/2022	200,000	218,206
City of Williston ND:
4.250%, 07/15/2025(Callable 07/15/2022)	775,000	802,761
4.500%, 11/01/2026(Callable 11/01/2023)	2,150,000	2,291,878
County of Burleigh ND:
4.000%, 11/01/2021	1,000,000	1,033,600
4.000%, 11/01/2029(Callable 11/01/2022)(Insured by AGM)	400,000	418,928
4.500%, 07/01/2032(Pre-refunded to 07/01/2022)	345,000	372,879
County of Ward ND,
4.000%, 04/01/2024(Callable 04/01/2023)(Insured by AGM)	500,000	528,975
Jamestown Park District,
2.900%, 07/01/2035(Callable 01/16/2019)	930,000	916,422
North Dakota Housing Finance Agency,
4.000%, 07/01/2048(Callable 01/01/2027)	260,000	273,328
		7,353,140	2.1%
Ohio
Adams County/Ohio Valley Local School District,
4.000%, 12/01/2020	750,000	771,705
American Municipal Power, Inc.,
2.250%, 02/15/2048(Callable 02/15/2021)(Mandatory Tender Date 08/15/2021)(1)	250,000	249,935
City of Bowling Green OH:
4.500%, 06/01/2019(ETM)	35,000	35,387
5.000%, 06/01/2020(ETM)	100,000	104,380
City of Hamilton OH,
4.000%, 10/15/2023(Pre-refunded to 10/15/2019)(Insured by AGC)	25,000	25,427
City of Lorain OH,
3.500%, 07/17/2019	1,000,000	1,007,330
County of Franklin OH,
2.140%, 05/15/2050 (SIFMA Municipal Swap Index + 0.430%) (Callable 05/15/2021)(Mandatory Tender Date 11/15/2021)(2)	500,000	500,205
County of Holmes OH,
3.000%, 12/01/2022(Callable 01/31/2019)(Insured by AGM)	250,000	251,215
County of Licking OH,
3.000%, 05/09/2019	600,000	601,872
County of Lorain OH,
4.000%, 12/01/2020	140,000	145,732
County of Richland OH,
3.250%, 02/01/2019	150,000	150,139
County of Trumbull OH,
3.125%, 08/29/2019	575,000	578,709
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2023	145,000	164,885
Groveport-Madison Local School District,
4.000%, 12/01/2024(Callable 12/01/2022)(Insured by BAM)	50,000	52,911
Lancaster Port Authority,
2.194%, 08/01/2019 (1 Month LIBOR USD + 0.620%)(Callable 02/01/2019)(2)	70,000	69,991
Miami University,
4.000%, 09/01/2027(Callable 09/01/2022)	160,000	168,285
Ohio Higher Educational Facility Commission:
5.000%, 12/01/2020	35,000	37,006
1.600%, 01/01/2039	1,250,000	1,250,000
Ohio Housing Finance Agency,
4.000%, 03/01/2047(Callable 09/01/2025)(Insured by GNMA)	175,000	182,289
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024	1,185,000	1,342,878
Oregon City School District,
0.000%, 12/01/2021	245,000	229,683
Port of Greater Cincinnati Development Authority,
3.125%, 11/15/2023	360,000	362,653
Shawnee State University,
2.000%, 06/01/2019(Insured by BAM)	250,000	249,985
State of Ohio,
5.000%, 04/01/2029(Callable 04/01/2023)	25,000	27,853
Summit County Development Finance Authority,
2.000%, 11/15/2019	30,000	29,964
Village of Bratenahl OH,
3.000%, 08/14/2019	1,000,000	1,004,490
Wauseon Exempted Village School District,
0.000%, 12/01/2021(Insured by SD CRED PROG)	400,000	375,316
		9,970,225	2.9%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028(Callable 10/01/2026)	325,000	322,910
Cleveland County Justice Authority,
4.000%, 03/01/2020(Callable 03/01/2019)	125,000	125,406
Logan County Independent School District,
4.000%, 08/01/2020	25,000	25,769
Norman Regional Hospital Authority,
5.000%, 09/01/2020	50,000	52,237
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	397,691
Oklahoma Housing Finance Agency,
2.050%, 04/01/2021(Mandatory Tender Date 04/01/2020)(1)	725,000	725,007
Oklahoma Municipal Power Authority,
2.100%, 01/01/2023 (SIFMA Municipal Swap Index + 0.390%)(2)	325,000	325,016
Oklahoma Water Resources Board,
5.000%, 04/01/2023	750,000	842,400
Texas County Development Authority,
4.000%, 12/01/2023	675,000	724,741
		3,541,177	1.0%
Oregon
Oregon State Facilities Authority:
4.750%, 03/15/2024(Callable 03/15/2020)	15,000	15,459
6.375%, 09/01/2040(Pre-refunded to 09/01/2020)	1,000,000	1,071,950
Port of Morrow OR,
4.000%, 06/01/2026(Callable 06/01/2019)	220,000	220,942
State of Oregon:
4.000%, 05/01/2023	500,000	542,980
4.000%, 12/01/2048(Callable 12/01/2026)	990,000	1,039,866
State of Oregon Housing & Community Services Department:
2.200%, 12/01/2021(Mandatory Tender Date 12/01/2020)(1)	2,450,000	2,449,069
3.500%, 07/01/2036(Callable 01/01/2025)	150,000	153,726
4.500%, 01/01/2049(Callable 07/01/2027)	1,480,000	1,589,683
4.500%, 07/01/2049(Callable 07/01/2027)	450,000	484,794
		7,568,469	2.2%
Pennsylvania
Allegheny County Hospital Development Authority,
4.125%, 10/15/2026(Callable 10/15/2021)	55,000	57,326
Bethlehem Area School District:
2.244%, 01/01/2030 (1 Month LIBOR USD + 0.490%) (Callable 05/01/2021)(Mandatory Tender Date 11/01/2021)(Insured by ST)(2)	495,000	493,797
2.234%, 07/01/2031 (1 Month LIBOR USD + 0.480%) (Callable 11/02/2020)(Mandatory Tender Date 11/01/2021)(Insured by ST)(2)	500,000	498,655
Centennial School District Bucks County,
5.000%, 12/15/2022(Insured by ST)	50,000	55,589
Central Bucks School District,
4.000%, 05/15/2022(Pre-refunded to 05/15/2021)(Insured by ST)	50,000	52,335
Chester County Health & Education Facilities Authority:
5.000%, 11/01/2019	225,000	230,058
5.000%, 05/15/2031(Pre-refunded to 05/15/2020)	65,000	67,713
5.000%, 05/15/2040(Pre-refunded to 05/15/2020)	70,000	72,922
Coatesville School District,
5.000%, 08/01/2023(Insured by AGM)	150,000	164,827
Commonwealth Financing Authority:
5.000%, 06/01/2022	265,000	288,248
5.000%, 06/01/2023	225,000	249,442
Commonwealth of Pennsylvania,
3.750%, 10/01/2021(Callable 10/01/2019)	175,000	176,948
County of Allegheny PA,
2.253%, 11/01/2026 (3 Month LIBOR USD + 0.550%)(Callable 01/31/2019)(Insured by AGM)(2)	155,000	153,951
Crawford Central School District,
5.000%, 02/01/2019(Callable 01/31/2019)(Insured by ST)	100,000	100,784
Delaware County Authority:
3.000%, 06/01/2019	170,000	170,236
4.000%, 06/01/2020	390,000	396,314
East Allegheny School District,
0.000%, 11/15/2021(Insured by AGM)	480,000	448,018
Erie City Water Authority,
4.000%, 12/01/2025(Callable 12/01/2022)(Insured by AGM)	380,000	402,561
Lancaster Higher Education Authority,
5.000%, 10/01/2022(Insured by BAM)	35,000	38,516
Lancaster Industrial Development Authority,
5.000%, 05/01/2022	45,000	47,858
Northampton County General Purpose Authority,
2.684%, 08/15/2048 (1 Month LIBOR USD + 1.040%)(Callable 02/15/2023)(Mandatory Tender Date 08/15/2024)(2)	75,000	74,981
Pennsylvania Economic Development Financing Authority:
5.000%, 03/01/2019	130,000	130,624
0.450%, 12/01/2030	2,000,000	2,000,000
Pennsylvania Higher Educational Facilities Authority:
5.000%, 08/15/2024(Pre-refunded to 08/15/2021)	185,000	199,617
2.850%, 05/01/2034(Mandatory Tender Date 05/01/2021)(1)	500,000	502,460
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022(Mandatory Tender Date 07/01/2021)(1)	2,500,000	2,503,600
3.700%, 10/01/2042(Callable 10/01/2021)	165,000	161,164
4.000%, 10/01/2046(Callable 04/01/2026)	205,000	213,880
Pennsylvania Turnpike Commission:
2.590%, 12/01/2020 (SIFMA Municipal Swap Index + 0.880%)(Callable 06/01/2020)(2)	345,000	346,963
2.690%, 12/01/2021 (SIFMA Municipal Swap Index + 0.980%)(Callable 06/01/2021)(2)	855,000	864,072
5.000%, 12/01/2022	50,000	55,040
0.000%, 12/01/2023	50,000	43,936
5.450%, 12/01/2035(Pre-refunded to 12/01/2020)(Insured by AGM)	40,000	42,730
Pittsburgh Water & Sewer Authority,
2.328%, 09/01/2040 (1 Month LIBOR USD + 0.640%) (Callable 06/01/2020)(Mandatory Tender Date 12/01/2020)(Insured by AGM)(2)	50,000	50,013
Sayre Health Care Facilities Authority,
2.615%, 12/01/2024 (3 Month LIBOR USD + 0.780%)(Callable 01/31/2019)(2)	60,000	60,323
School District of Philadelphia:
5.000%, 09/01/2019(Insured by ST)	500,000	509,290
5.000%, 06/01/2024	270,000	297,270
School District of Reading,
5.000%, 03/01/2024(Insured by AGM)	100,000	112,237
Scranton School District:
5.000%, 06/01/2019(Insured by ST)	100,000	101,025
2.447%, 04/01/2031 (1 Month LIBOR USD + 0.850%) (Callable 10/01/2020)(Mandatory Tender Date 04/01/2021)(Insured by ST)(2)	290,000	290,368
Somerset County General Authority,
2.000%, 10/01/2019(Insured by BAM)	155,000	155,124
Urban Redevelopment Authority of Pittsburgh,
2.250%, 12/01/2020(Callable 12/01/2019)(Mandatory Tender Date 06/01/2020)(1)	575,000	575,357
Washington County Industrial Development Authority,
4.000%, 11/01/2020(Pre-refunded to 05/01/2020)	80,000	82,308
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020(Insured by BAM)	200,000	206,496
Wilkinsburg School District,
3.000%, 05/15/2020(Insured by AGM)	110,000	111,653
		13,856,629	4.0%
Puerto Rico
Commonwealth of Puerto Rico,
0.000%, 07/01/2019(Insured by NATL)(7)	50,000	49,030
Puerto Rico Highway & Transportation Authority,
4.600%, 07/01/2022(ETM)(Insured by NATL)	25,000	27,175
Puerto Rico Public Finance Corp.:
5.375%, 06/01/2019(Insured by AMBAC)	340,000	345,049
5.125%, 06/01/2024(Insured by AMBAC)	150,000	163,566
6.000%, 08/01/2026(ETM)(Insured by AGC)	325,000	404,342
		989,162	0.3%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021(Insured by AGM)	395,000	407,786
Rhode Island Commerce Corp.,
3.000%, 06/15/2019	670,000	673,102
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2046(Callable 04/01/2025)	55,000	56,121
		1,137,009	0.3%
South Carolina
City of Myrtle Beach SC,
5.000%, 10/01/2020	100,000	105,115
City of Walhalla SC,
5.000%, 06/01/2023(Insured by BAM)	320,000	356,608
Greenville Health System,
5.000%, 05/01/2026(Callable 05/01/2022)	1,020,000	1,100,223
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027	1,000,000	1,154,980
Patriots Energy Group Financing Agency,
4.000%, 10/01/2048(Callable 11/01/2023)(Mandatory Tender Date 02/01/2024)(1)	805,000	850,410
Piedmont Municipal Power Agency,
5.375%, 01/01/2025(ETM)(Insured by NATL)	195,000	227,388
Scago Educational Facilities Corp. for Marro School District,
4.250%, 12/01/2029(Callable 12/01/2020)(Insured by AGM)	100,000	102,625
South Carolina Jobs-Economic Development Authority:
5.125%, 08/01/2020(Pre-refunded to 08/01/2019)	500,000	509,505
5.250%, 08/01/2030(Pre-refunded to 08/01/2023)	110,000	125,201
6.000%, 08/01/2031(Pre-refunded to 08/01/2021)(Insured by AGM)	125,000	137,864
6.500%, 08/01/2039(Pre-refunded to 08/01/2021)(Insured by AGM)	1,550,000	1,728,513
2.030%, 05/01/2048(Callable 01/02/2019)(Optional Put Date 01/07/2019)(1)	1,000,000	1,000,000
South Carolina State Housing Finance & Development Authority:
4.000%, 07/01/2036(Callable 07/01/2025)(Insured by GNMA)	260,000	271,552
4.500%, 07/01/2048(Callable 07/01/2027)	550,000	591,200
		8,261,184	2.4%
Tennessee
Clarksville Natural Gas Acquisition Corp.:
5.000%, 12/15/2020	75,000	79,031
5.000%, 12/15/2021	185,000	198,562
Knox County Health Educational & Housing Facility Board,
4.000%, 04/01/2019	270,000	270,961
Memphis Health Educational & Housing Facility Board,
6.750%, 12/01/2046(Pre-refunded to 06/01/2021)	825,000	911,542
Montgomery County Health Educational & Housing Facilities Board,
1.750%, 12/01/2020(Mandatory Tender Date 12/01/2019)(Insured by HUD)(1)	380,000	378,499
Nashville & Davidson County Metropolitan Government:
2.050%, 04/01/2021(Mandatory Tender Date 04/01/2020)(1)	150,000	150,366
2.100%, 04/01/2021(Mandatory Tender Date 10/01/2020)(1)	250,000	250,168
1.550%, 11/15/2030(Mandatory Tender Date 11/03/2020)(1)	860,000	848,476
Tennessee Energy Acquisition Corp.,
5.250%, 09/01/2019	250,000	254,470
Tennessee Housing Development Agency:
4.700%, 07/01/2027(Callable 01/01/2019)	585,000	585,000
4.200%, 07/01/2042(Callable 01/01/2022)	380,000	388,816
4.000%, 01/01/2043(Callable 07/01/2027)	905,000	953,508
3.800%, 07/01/2043(Callable 01/01/2022)	210,000	214,872
4.000%, 01/01/2046(Callable 01/01/2025)	55,000	57,279
		5,541,550	1.6%
Texas
Arlington Higher Education Finance Corp.,
5.000%, 08/15/2024(PSF Guaranteed)	535,000	608,573
Beaumont Independent School District,
5.000%, 02/15/2025	100,000	116,251
Bexar County Health Facilities Development Corp.,
4.000%, 07/15/2019	75,000	75,425
Brazoria County Municipal Utility District No. 17,
4.000%, 09/01/2024(Callable 09/01/2023)(Insured by MAC)	175,000	187,143
Carrollton-Farmers Branch Independent School District:
5.000%, 02/15/2020(PSF Guaranteed)	90,000	93,168
5.000%, 02/15/2020(ETM)(PSF Guaranteed)	35,000	36,189
Central Texas Regional Mobility Authority,
5.000%, 01/01/2022	350,000	375,511
Central Texas Turnpike System,
5.000%, 08/15/2042(Mandatory Tender Date 04/01/2020)(1)	285,000	295,018
City of Bullard TX,
3.000%, 09/01/2020(Insured by BAM)	135,000	137,415
City of Dallas TX,
5.000%, 02/15/2027(Callable 02/15/2024)	500,000	561,975
City of Houston TX:
3.353%, 09/01/2033(Insured by AMBAC)(1)(5)	600,000	600,000
2.114%, 05/15/2034 (1 Month LIBOR USD + 0.360%)(Callable 02/01/2021)(Mandatory Tender Date 08/01/2021)(2)	975,000	969,179
City of Round Rock TX:
4.000%, 12/01/2023	30,000	32,211
4.000%, 12/01/2024	250,000	270,770
City of San Antonio TX:
3.000%, 12/01/2045(Mandatory Tender Date 12/01/2019)(1)	120,000	121,076
2.750%, 02/01/2048(Mandatory Tender Date 12/01/2022)(1)	1,000,000	1,014,100
City of Sanger TX,
2.500%, 08/01/2019	125,000	125,370
City of Victoria TX,
4.000%, 08/15/2023(Callable 08/15/2020)	410,000	422,341
Clear Creek Independent School District:
5.000%, 02/15/2024	100,000	113,997
1.450%, 02/15/2035(Mandatory Tender Date 08/14/2020)(PSF Guaranteed)(1)	300,000	297,060
Clyde Education Facilities Corp.,
4.000%, 08/15/2021(PSF Guaranteed)	140,000	146,146
Corpus Christi Independent School District,
2.000%, 08/15/2047(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(1)	250,000	250,090
Cotulla Independent School District,
5.000%, 02/15/2023	100,000	111,923
County of Archer TX,
4.000%, 02/15/2024(6)	350,000	376,775
County of McLennan TX,
5.000%, 06/01/2025(Insured by AGM)	240,000	273,048
Cypress-Fairbanks Independent School District,
3.000%, 02/15/2036(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(1)	490,000	492,984
Dallas Independent School District:
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2020)(PSF Guaranteed)(1)	200,000	206,566
5.000%, 02/15/2036(PSF Guaranteed)(1)	5,000	5,458
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	1,560,000	1,695,751
Dawson Independent School District,
0.000%, 02/16/2019(PSF Guaranteed)	245,000	244,392
Decatur Hospital Authority,
5.750%, 09/01/2029(ETM)	1,610,000	1,927,025
Denton County Fresh Water Supply District No. 6:
4.000%, 02/15/2019(Insured by BAM)	150,000	150,350
4.000%, 02/15/2020(Insured by BAM)	175,000	178,941
Everman Independent School District,
5.000%, 02/15/2025	125,000	145,391
Fort Bend County Municipal Utility District No. 134B,
4.625%, 09/01/2024(Insured by AGM)	320,000	355,501
Fort Bend Independent School District:
1.350%, 08/01/2040(Callable 01/31/2019)(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	605,000	602,750
1.500%, 08/01/2042(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	365,000	358,448
Garland Independent School District,
5.000%, 02/15/2022(Callable 02/15/2020)(PSF Guaranteed)	200,000	207,266
Grand Parkway Transportation Corp.:
5.000%, 02/01/2023	565,000	624,274
5.000%, 10/01/2052(Mandatory Tender Date 10/01/2023)(1)	535,000	599,559
Harris County Cultural Education Facilities Finance Corp.:
2.290%, 12/01/2042 (SIFMA Municipal Swap Index + 0.580%) (Callable 06/01/2019)(Mandatory Tender Date 12/01/2019)(2)	50,000	50,036
2.554%, 10/01/2045 (1 Month LIBOR USD + 0.850%)(Callable 12/01/2019)(Mandatory Tender Date 06/01/2020)(2)	300,000	301,671
Harris County Health Facilities Development Corp.,
5.750%, 07/01/2027(ETM)	10,000	11,897
Harris County Municipal Utility District No. 153,
4.000%, 09/01/2023(Callable 09/01/2022)(Insured by BAM)	100,000	105,728
Harris County Municipal Utility District No. 500,
5.000%, 12/01/2021(Insured by AGM)	85,000	91,799
Hitchcock Independent School District,
5.000%, 02/15/2023	100,000	111,234
Houston Independent School District,
1.375%, 06/01/2037(Mandatory Tender Date 06/01/2019)(PSF Guaranteed)(1)	105,000	104,706
Ingleside Independent School District,
5.000%, 08/15/2024	120,000	138,275
Katy Independent School District,
2.195%, 08/15/2036 (1 Month LIBOR USD + 0.550%) (Callable 02/15/2019)(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(2)	1,050,000	1,050,158
Lake Travis Independent School District,
2.625%, 02/15/2048(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	970,000	982,338
Lamar Consolidated Independent School District,
1.950%, 08/15/2047(Mandatory Tender Date 08/17/2020)(PSF Guaranteed)(1)	500,000	499,045
Leander Independent School District:
0.000%, 08/15/2023(Pre-refunded to 08/15/2020)(PSF Guaranteed)	40,000	33,507
0.000%, 08/15/2036(Pre-refunded to 08/15/2024)(PSF Guaranteed)	100,000	47,486
0.000%, 08/15/2041(Pre-refunded to 08/15/2024)(PSF Guaranteed)	300,000	107,055
0.000%, 08/15/2041(Pre-refunded to 08/15/2024)(PSF Guaranteed)	505,000	194,268
0.000%, 08/15/2042(Pre-refunded to 08/15/2024)(PSF Guaranteed)	130,000	47,709
0.000%, 08/15/2045(Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,000,000	283,170
0.000%, 08/15/2046(Pre-refunded to 08/15/2024)(PSF Guaranteed)	700,000	186,263
Lewisville Independent School District,
5.000%, 08/15/2024	420,000	483,004
Longview Independent School District,
5.000%, 02/15/2024(PSF Guaranteed)	125,000	142,561
Lower Colorado River Authority,
5.000%, 05/15/2024(Callable 05/15/2022)	125,000	136,465
Manor Independent School District,
5.000%, 08/01/2026	100,000	118,753
Mansfield Independent School District,
2.500%, 08/01/2042(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	1,515,000	1,525,560
Montgomery County Municipal Utility District No. 119:
4.000%, 04/01/2020(Insured by BAM)	350,000	357,987
4.000%, 04/01/2021(Insured by BAM)	175,000	181,662
Montgomery Independent School District,
5.000%, 02/15/2024(PSF Guaranteed)	150,000	171,231
New Caney Independent School District,
5.000%, 02/15/2025	100,000	115,754
New Hope Cultural Education Facilities Finance Corp.:
4.000%, 04/01/2020	50,000	50,264
3.000%, 07/01/2021	120,000	122,142
3.625%, 08/15/2022(Callable 08/15/2021)	100,000	98,779
4.000%, 06/15/2024	50,000	53,878
North East Independent School District,
2.000%, 08/01/2044(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	50,000	50,000
North Texas Higher Education Authority, Inc.,
3.300%, 07/01/2030 (3 Month LIBOR USD + 0.900%)(2)	515,000	515,278
North Texas Tollway Authority:
5.000%, 01/01/2022	25,000	27,116
1.950%, 01/01/2038(1)	400,000	400,000
Northside Independent School District:
5.000%, 08/15/2022(PSF Guaranteed)	100,000	110,378
1.750%, 06/01/2032(Callable 01/22/2019)(Mandatory Tender Date 06/01/2022)(PSF Guaranteed)(1)	805,000	791,846
2.125%, 08/01/2040(Callable 02/01/2019)(Mandatory Tender Date 08/01/2020)(PSF Guaranteed)(1)	485,000	485,150
2.000%, 08/01/2044(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	500,000	499,995
2.000%, 06/01/2046(Mandatory Tender Date 06/01/2021)(PSF Guaranteed)(1)	640,000	636,557
Northwest Harris County Municipal Utility District No. 16,
5.500%, 10/01/2021(Insured by BAM)	25,000	27,059
Olmos Park Higher Education Facilities Corp.,
5.000%, 12/01/2021	210,000	226,057
Palestine Independent School District,
5.000%, 02/15/2024	135,000	153,615
Plains Independent School District,
4.000%, 08/15/2023(Callable 08/15/2020)(PSF Guaranteed)	340,000	349,731
Port Neches-Groves Independent School District,
5.000%, 02/15/2026	715,000	841,562
Prosper Independent School District,
5.000%, 02/15/2024	100,000	113,997
Round Rock Independent School District,
1.500%, 08/01/2040(Callable 02/01/2019)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	375,000	368,546
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2021	25,000	26,815
San Antonio Water System,
2.000%, 05/01/2043(Mandatory Tender Date 11/01/2021)(1)	100,000	99,372
San Jacinto College District,
5.000%, 02/15/2034(Pre-refunded to 02/15/2019)	25,000	25,099
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	205,000	209,996
South Shore Harbor Municipal Utility District No. 7,
4.000%, 09/01/2023(Insured by BAM)	370,000	393,477
Southwest Texas Junior College District,
4.000%, 10/01/2023(Insured by BAM)	100,000	105,521
State of Texas:
5.000%, 08/01/2020	375,000	393,518
2.000%, 08/01/2025(Callable 01/31/2019)(Mandatory Tender Date 08/01/2019)(1)	85,000	84,965
Tarrant County Cultural Education Facilities,
5.000%, 11/15/2024	75,000	82,799
Texas City Industrial Development Corp.,
7.375%, 10/01/2020	200,000	217,320
Texas Department of Housing & Community Affairs:
4.050%, 07/01/2026(Callable 01/01/2021)(Insured by GNMA)	470,000	481,501
4.750%, 03/01/2049(Callable 09/01/2027)(Insured by GNMA)	710,000	772,231
Texas Municipal Gas Acquisition & Supply Corp. I,
5.250%, 12/15/2021	120,000	129,647
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2021	140,000	150,802
5.000%, 12/15/2022	150,000	165,029
5.000%, 12/15/2023(Callable 12/15/2022)	180,000	197,820
Texas State Public Finance Authority Charter School Finance Corp.:
6.000%, 08/15/2026(Pre-refunded to 02/15/2020)	250,000	261,238
7.250%, 08/15/2041(Pre-refunded to 08/15/2021)(1)	450,000	508,815
Texas Transportation Commission State Highway Fund,
4.000%, 04/01/2026(Mandatory Tender Date 10/01/2021)(1)	530,000	557,141
Town of Providence Village TX,
4.000%, 03/01/2024(Insured by BAM)	275,000	297,272
Travis County Health Facilities Development Corp.,
7.125%, 01/01/2046(Pre-refunded to 01/01/2021)	385,000	423,388
Travis County Housing Finance Corp.,
2.000%, 04/01/2021(Mandatory Tender Date 04/01/2020)(1)	570,000	569,715
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027(Pre-refunded to 07/01/2021)	55,000	59,549
Viridian Municipal Management District:
6.000%, 12/01/2023(Insured by BAM)	50,000	58,165
4.000%, 12/01/2026(Callable 12/01/2023)(Insured by AGM)	340,000	359,234
West Ranch Management District,
3.000%, 09/01/2019(Insured by MAC)	50,000	50,362
Wink-Loving Independent School District:
5.000%, 02/15/2026(Callable 02/15/2023)(PSF Guaranteed)	1,970,000	2,193,319
5.000%, 02/15/2027(Callable 02/15/2023)(PSF Guaranteed)	2,350,000	2,613,435
		40,394,227	11.7%
Utah
County of Utah UT,
5.000%, 05/15/2057(Callable 02/01/2024)(Mandatory Tender Date 08/01/2024)(1)	250,000	280,260
Utah Charter School Finance Authority,
4.000%, 04/15/2022(Insured by UT CSCE)	250,000	262,227
Utah Housing Corp.:
2.000%, 07/01/2021(Mandatory Tender Date 01/01/2021)(Insured by GNMA)(1)	250,000	249,223
4.000%, 01/01/2045(Callable 01/01/2026)(Insured by FHA)	80,000	83,219
		874,929	0.3%
Vermont
City of Burlington VT,
5.000%, 07/01/2023(Pre-refunded to 07/01/2021)	25,000	26,860
Vermont Economic Development Authority,
2.000%, 07/01/2020(Callable 07/01/2019)	350,000	343,900
Vermont Educational & Health Buildings Financing Agency,
1.670%, 07/01/2039(Optional Put Date 01/02/2019)(1)	500,000	500,000
Vermont Housing Finance Agency:
4.000%, 11/01/2044(Callable 11/01/2023)	100,000	104,133
4.000%, 11/01/2048(Callable 05/01/2027)	1,500,000	1,577,670
Vermont Public Power Supply Authority,
5.000%, 07/01/2022	380,000	411,202
		2,963,765	0.9%
Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	100,000	103,263	0.0%

Virginia
City of Petersburg VA,
4.000%, 11/01/2025(Callable 11/01/2022)(Insured by ST)	285,000	300,553
Colonial Heights Economic Development Authority,
1.800%, 01/01/2020(Mandatory Tender Date 07/01/2019)(1)	380,000	379,498
Stafford County & Staunton Industrial Development Authority,
5.500%, 02/01/2041(Pre-refunded to 02/01/2021)(Insured by ST)	30,000	32,164
Virginia Commonwealth University Health System Authority,
4.750%, 07/01/2041(Pre-refunded to 07/01/2021)	90,000	96,288
Virginia Resources Authority,
4.250%, 11/01/2040(Pre-refunded to 11/01/2020)	45,000	46,857
Wise County Industrial Development Authority,
2.150%, 10/01/2040(Mandatory Tender Date 09/01/2020)(1)	125,000	124,674
		980,034	0.3%
Washington
Central Puget Sound Regional Transit Authority,
2.160%, 11/01/2045 (SIFMA Municipal Swap Index + 0.450%) (Callable 11/01/2022)(Mandatory Tender Date 11/01/2023)(2)	100,000	100,030
Central Washington University,
4.000%, 05/01/2024(Callable 05/01/2023)	230,000	245,720
City of Everett WA,
2.110%, 12/01/2034 (SIFMA Municipal Swap Index + 0.400%) (Callable 06/01/2019)(Mandatory Tender Date 12/01/2019)(Partially Pre-refunded)(2)	55,000	55,002
City of Port Angeles WA,
4.000%, 11/01/2024(Callable 11/01/2019)(Insured by AGC)	105,000	106,687
Grays Harbor County Public Hospital District No. 1,
3.000%, 08/01/2019(Callable 01/22/2019)	500,000	499,025
King County Housing Authority:
3.500%, 05/01/2021	300,000	308,658
3.500%, 05/01/2022	335,000	347,037
Spokane Public Facilities District,
5.000%, 12/01/2028(Callable 06/01/2023)	450,000	496,899
Washington Health Care Facilities Authority,
5.000%, 10/01/2042(Mandatory Tender Date 10/01/2021)(1)	85,000	91,633
		2,250,691	0.7%
West Virginia
West Virginia Hospital Finance Authority,
5.125%, 09/01/2021(Callable 09/01/2019)	120,000	122,105	0.0%

Wisconsin
Campbellsport School District,
5.000%, 03/01/2022	540,000	588,848
City of Kenosha WI,
5.000%, 06/01/2021	200,000	214,198
City of Ladysmith WI,
4.000%, 06/01/2022(Callable 01/31/2019)	150,000	150,259
County of Kenosha WI,
2.500%, 08/01/2019(Callable 01/31/2019)	25,000	25,012
County of Manitowoc WI,
4.000%, 11/01/2021	90,000	93,974
Ladysmith School District,
2.000%, 04/01/2021	150,000	149,451
Milwaukee Redevelopment Authority,
4.500%, 08/01/2023(Callable 08/01/2019)	110,000	111,290
Oconto Falls Public School District,
2.000%, 03/01/2019(Callable 01/31/2019)	155,000	154,916
Public Finance Authority:
4.000%, 01/01/2020	415,000	418,631
4.000%, 10/01/2020	200,000	202,720
4.000%, 12/01/2020	350,000	351,848
4.000%, 10/01/2021	200,000	203,584
3.000%, 11/15/2022(Callable 01/31/2019)	250,000	250,017
8.375%, 06/01/2037(Pre-refunded to 06/01/2022)	1,075,000	1,276,337
8.625%, 06/01/2047(Pre-refunded to 06/01/2022)	1,250,000	1,500,363
Rib Lake School District,
3.000%, 10/22/2019	250,000	251,983
Southeast Wisconsin Professional Baseball Park District,
0.000%, 12/15/2021(ETM)(Insured by NATL)	30,000	28,256
State of Wisconsin:
5.000%, 05/01/2025(Callable 05/01/2023)	695,000	781,319
5.000%, 05/01/2026(Callable 05/01/2023)	60,000	67,452
5.000%, 05/01/2029(Pre-refunded to 05/01/2022)	145,000	159,326
Town of Grand Chute WI,
3.000%, 11/01/2020(Callable 01/31/2019)	235,000	235,193
Village of DeForest WI,
3.375%, 05/01/2023(Callable 05/01/2021)	100,000	102,558
Village of Sussex WI,
3.000%, 06/01/2023(Callable 06/01/2022)	1,155,000	1,179,209
West Allis West Milwaukee School District,
3.000%, 04/01/2019	150,000	149,889
Western Technical College District,
2.000%, 04/01/2019(Callable 01/31/2019)	125,000	125,021
Wisconsin Center District:
5.000%, 12/15/2020	100,000	105,985
5.000%, 12/15/2022	715,000	791,763
5.000%, 12/15/2025	75,000	86,893
5.250%, 12/15/2027(Insured by AGM)	65,000	75,009
Wisconsin Health & Educational Facilities Authority:
5.500%, 02/15/2019(Insured by AMBAC)	65,000	65,270
3.000%, 12/01/2019	575,000	579,796
5.000%, 08/15/2020(ETM)	55,000	57,746
2.650%, 11/01/2020(Callable 11/01/2019)	1,000,000	998,390
5.000%, 07/01/2022	160,000	172,138
4.000%, 09/15/2022	200,000	205,534
5.000%, 06/01/2023(Callable 06/01/2022)	105,000	113,637
5.250%, 08/15/2023(Pre-refunded to 08/15/2020)	420,000	442,285
4.000%, 09/15/2023(Callable 09/15/2022)	150,000	153,570
4.000%, 09/15/2024(Callable 09/15/2023)	360,000	368,665
4.500%, 06/01/2025(Pre-refunded to 06/01/2020)	500,000	518,080
5.000%, 07/01/2025(Callable 07/01/2024)	660,000	730,283
4.000%, 09/15/2025(Callable 09/15/2023)	300,000	306,045
4.000%, 09/15/2025(Callable 09/15/2022)	200,000	203,226
3.000%, 02/15/2035(Pre-refunded to 08/15/2025)	110,000	114,424
5.250%, 04/15/2035(Pre-refunded to 04/15/2023)	50,000	56,660
4.000%, 02/15/2038(Pre-refunded to 08/15/2025)	330,000	364,030
5.000%, 11/15/2043(Mandatory Tender Date 06/01/2020)(1)	100,000	103,797
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046(Callable 09/01/2025)(Insured by FNMA)	420,000	431,533
4.000%, 03/01/2048(Callable 03/01/2027)(Insured by FNMA)	475,000	497,054
		16,313,467	4.7%
Wyoming
Wyoming Community Development Authority,
4.000%, 12/01/2043(Callable 06/01/2027)	1,500,000	1,565,805	0.5%

Total Municipal Bonds (Cost $341,695,212)		341,963,010	99.1%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29%(4)	1,826,316	1,826,316
Total Short-Term Investment (Cost $1,826,316)		1,826,316	0.5%
Total Investments (Cost $343,521,528)		343,789,326	99.6%
Other Assets in Excess of Liabilities		1,389,076	0.4%
TOTAL NET ASSETS		$345,178,402	100.0%

Notes to Schedule of Investments

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
CA MTG	CA Mortgage Insurance
FHA	Federal Housing Administration
FNMA	Fannie Mae
GNMA	Ginnie Mae
HUD	US Department of Housing and Development
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Building Loan Fund
SD CRED PROG	State Credit Enhancement Program
ST	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $219,364, which represents 0.06% of total net assets.

(4)	7-Day Yield.
(5)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Security in default.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$341,963,010	$–	$341,963,010
Total Long-Term Investments	–	341,963,010	–	341,963,010
Short-Term Investment
Money Market Mutual Fund	1,826,316	–	–	1,826,316
Total Short-Term Investment	1,826,316	–	–	1,826,316
Total Investments	$1,826,316	$341,963,010	$–	$343,789,326

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alaska
Alaska Housing Finance Corp.,
4.000%, 12/01/2048(Callable 06/01/2027)	$1,285,000	$1,357,230
City of Valdez AK,
5.000%, 06/30/2029(Callable 06/30/2022)	1,225,000	1,441,715
		2,798,945	0.2%
Arizona
Arizona State University,
5.000%, 07/01/2032(Pre-refunded to 07/01/2022)	715,000	788,573
City of Tucson AZ,
5.000%, 07/01/2028(Callable 07/01/2025)	750,000	871,020
		1,659,593	0.1%
Arkansas
City of Little Rock AR:
2.375%, 04/01/2028(Callable 10/01/2022)	500,000	506,725
5.000%, 10/01/2034(Callable 04/01/2025)	5,000,000	5,610,750
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	2,350,000	2,253,415
City of Rogers AR:
4.000%, 11/01/2025(Callable 05/01/2024)	570,000	615,640
4.000%, 11/01/2027(Callable 05/01/2024)	460,000	493,493
4.000%, 11/01/2028(Callable 05/01/2024)	125,000	133,266
		9,613,289	0.9%
California
Aromas-San Juan Unified School District,
0.000%, 08/01/2050(Pre-refunded to 08/01/2021)(Insured by AGM)	875,000	74,637
Brea Redevelopment Agency:
0.000%, 08/01/2033(Callable 08/01/2027)	1,500,000	1,404,540
0.000%, 08/01/2034(Callable 08/01/2027)	1,750,000	1,629,320
Citrus Community College District,
0.000%, 08/01/2034(Callable 02/01/2024)	885,000	800,730
City of Bakersfield CA,
0.000%, 04/15/2021(ETM)	12,380,000	11,864,868
City of Pasadena CA,
4.250%, 06/01/2034(Callable 06/01/2023)	500,000	526,265
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021(ETM)	300,000	267,591
Contra Costa Transportation Authority,
5.000%, 03/01/2028(Callable 03/01/2025)	1,535,000	1,789,027
El Rancho Unified School District,
0.000%, 08/01/2035(Pre-refunded to 08/01/2023)(Insured by BAM)	300,000	133,050
Los Angeles Department of Water & Power,
1.460%, 07/01/2035(Optional Put Date 01/02/2019)(1)	1,150,000	1,150,000
Mendocino-Lake Community College District:
0.000%, 08/01/2046(Pre-refunded to 08/01/2021)(Insured by AGM)	100,000	14,523
0.000%, 08/01/2051(Pre-refunded to 08/01/2021)(Insured by AGM)	1,285,000	121,021
Metropolitan Water District of Southern California,
5.000%, 07/01/2032(Callable 01/01/2026)	4,555,000	5,322,973
Mount San Antonio Community College District,
0.000%, 08/01/2028(Callable 02/01/2028)	550,000	544,505
Northern California Power Agency,
7.500%, 07/01/2023(Pre-refunded to 07/01/2021)(Insured by AMBAC)	440,000	483,868
Pajaro Valley Unified School District:
5.000%, 08/01/2030(Callable 08/01/2019)(Insured by BAM)(3)	235,000	238,619
5.000%, 08/01/2031(Callable 08/01/2019)(Insured by BAM)(3)	275,000	279,158
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2040(Pre-refunded to 09/01/2021)(Insured by AGM)	815,000	184,443
Rio Hondo Community College District,
0.000%, 08/01/2042(Callable 08/01/2034)	6,445,000	6,748,044
Roseville Joint Union School District,
0.000%, 08/01/2039(Pre-refunded to 08/01/2021)(Insured by AGM)	105,000	25,030
San Diego Unified School District:
0.000%, 07/01/2033(Pre-refunded to 07/01/2024)	350,000	410,210
4.000%, 07/01/2034(Callable 07/01/2027)	1,000,000	1,068,300
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2020(ETM)	6,865,000	6,750,423
0.000%, 01/01/2023(ETM)	14,005,000	12,975,773
0.000%, 01/01/2027(ETM)	1,380,000	1,143,082
0.000%, 01/01/2028(ETM)	770,000	614,706
San Marcos Public Facilities Authority,
0.000%, 09/01/2019(ETM)	17,495,000	17,290,134
San Mateo Union High School District:
5.000%, 09/01/2033(Callable 09/01/2023)	190,000	212,456
5.000%, 09/01/2041(Callable 09/01/2023)	2,105,000	2,353,790
0.000%, 12/15/2043(Pre-refunded to 12/15/2024)(Insured by AMBAC)	1,375,000	1,530,953
San Ysidro School District:
0.000%, 08/01/2042(Pre-refunded to 08/01/2021)(Insured by AGM)	375,000	75,090
0.000%, 08/01/2043(Pre-refunded to 08/01/2021)(Insured by AGM)	290,000	53,746
0.000%, 08/01/2044(Pre-refunded to 08/01/2021)(Insured by AGM)	150,000	25,723
0.000%, 08/01/2050(Pre-refunded to 08/01/2021)(Insured by AGM)	525,000	56,301
State of California,
5.000%, 08/01/2031(Callable 02/01/2025)	1,000,000	1,136,510
Sutter Union High School District:
0.000%, 08/01/2036(Pre-refunded to 08/01/2025)	50,000	19,849
0.000%, 08/01/2037(Pre-refunded to 08/01/2025)	50,000	18,482
0.000%, 08/01/2041(Pre-refunded to 08/01/2025)	50,000	13,842
0.000%, 08/01/2043(Pre-refunded to 08/01/2025)	200,000	47,720
0.000%, 08/01/2044(Pre-refunded to 08/01/2025)	345,000	76,376
0.000%, 06/01/2050(Pre-refunded to 08/01/2025)	700,000	99,043
Tustin Unified School District,
0.000%, 08/01/2028(Callable 08/01/2021)	930,000	996,030
Victor Valley Union High School District:
0.000%, 08/01/2036(Pre-refunded to 08/01/2023)(Insured by AGM)	510,000	230,117
0.000%, 08/01/2038(Pre-refunded to 08/01/2023)(Insured by AGM)	460,000	183,085
0.000%, 08/01/2041(Pre-refunded to 08/01/2023)	545,000	181,610
0.000%, 08/01/2042(Pre-refunded to 08/01/2023)	2,000,000	626,800
0.000%, 08/01/2046(Pre-refunded to 08/01/2023)	200,000	49,082
0.000%, 08/01/2052(Pre-refunded to 08/01/2023)	790,000	133,155
Westminster School District,
0.000%, 08/01/2048(Callable 08/01/2023)(Insured by BAM)	5,020,000	801,142
		82,775,742	7.5%
Colorado
Brush School District No. RE-2J:
5.000%, 12/01/2030(Callable 12/01/2027)(Insured by BAM)	160,000	188,138
5.000%, 12/01/2031(Callable 12/01/2027)(Insured by BAM)	380,000	444,862
5.000%, 12/01/2032(Callable 12/01/2027)(Insured by BAM)	395,000	461,407
5.000%, 12/01/2035(Callable 12/01/2027)(Insured by BAM)	460,000	531,461
City of Fort Lupton CO,
4.000%, 12/01/2042(Callable 12/01/2027)(Insured by AGM)	850,000	875,049
Colorado Health Facilities Authority,
0.000%, 07/15/2022(ETM)	6,505,000	6,016,865
Colorado School of Mines,
5.000%, 12/01/2027(Insured by ST)	175,000	209,134
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022(ETM)	38,235,000	35,318,817
0.000%, 10/01/2022(ETM)	23,665,000	21,860,070
Mesa County Valley School District No. 51,
5.500%, 12/01/2037(Callable 12/01/2027)(Insured by ST)	1,000,000	1,201,990
Regional Transportation District,
4.375%, 06/01/2039(Callable 06/01/2023)	5,725,000	5,999,571
		73,107,364	6.5%
Connecticut
Connecticut Housing Finance Authority,
4.000%, 11/15/2047(Callable 11/15/2026)	1,710,000	1,788,181
Harbor Point Infrastructure Improvement District,
7.875%, 04/01/2039(Pre-refunded to 04/01/2020)	100,000	107,322
University of Connecticut,
5.000%, 01/15/2031(Callable 01/15/2027)(Insured by AGM)	1,250,000	1,425,363
		3,320,866	0.3%
District of Columbia
District of Columbia,
5.000%, 06/01/2035(Callable 06/01/2024)	915,000	1,019,777	0.1%

Florida
City of Fort Myers FL,
4.000%, 12/01/2037(Callable 12/01/2025)	480,000	491,645
City of Miami Beach FL,
6.250%, 10/01/2022(ETM)(Insured by AMBAC)	1,035,000	1,127,736
City of Miramar FL:
5.000%, 10/01/2029(Callable 10/01/2027)	1,025,000	1,219,801
5.000%, 10/01/2030(Callable 10/01/2027)	1,000,000	1,184,020
5.000%, 10/01/2034(Callable 10/01/2027)	1,000,000	1,167,860
5.000%, 10/01/2035(Callable 10/01/2027)	1,030,000	1,199,425
City of Orlando FL,
5.000%, 11/01/2034(Callable 11/01/2027)(Insured by AGM)	1,000,000	1,134,140
City of Tallahassee FL:
5.000%, 10/01/2033(Callable 10/01/2024)	255,000	288,469
5.000%, 10/01/2034(Callable 10/01/2024)	1,000,000	1,129,540
5.000%, 10/01/2035(Callable 10/01/2024)	825,000	929,519
County of Miami-Dade FL:
4.500%, 10/01/2020	7,100,000	7,416,305
5.250%, 10/01/2022(Insured by AGM)	1,140,000	1,272,992
5.250%, 10/01/2030(ETM)(Insured by NATL)	1,960,000	2,410,702
County of Seminole FL,
6.000%, 10/01/2019(ETM)(Insured by NATL)	1,280,000	1,320,115
Escambia County Housing Finance Authority,
2.050%, 05/01/2021(Mandatory Tender Date 05/01/2020)(1)	1,500,000	1,500,180
Florida Department of Management Services,
5.000%, 11/01/2029	2,485,000	3,065,745
JEA Water & Sewer System Revenue,
5.000%, 10/01/2028(Pre-refunded to 04/01/2024)	705,000	806,379
Lee County School Board,
5.000%, 08/01/2032(Callable 08/01/2026)	1,000,000	1,139,000
Miami-Dade County Health Facilities Authority,
5.750%, 05/01/2021(ETM)(Insured by NATL)	750,000	785,940
Mid-Bay Bridge Authority:
6.875%, 10/01/2022(ETM)	3,895,000	4,284,228
6.875%, 10/01/2022(ETM)(Insured by AMBAC)	2,670,000	2,956,197
Orange County School Board,
5.000%, 08/01/2029(Pre-refunded to 08/01/2024)	165,000	190,717
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027(Callable 09/01/2019)(Insured by GNMA)	345,000	349,288
Reedy Creek Improvement District:
5.000%, 10/01/2030(Callable 10/01/2028)	130,000	154,359
5.000%, 10/01/2031(Callable 10/01/2028)	310,000	365,769
School Board of Miami-Dade County,
5.000%, 03/15/2039(Callable 03/15/2024)	2,000,000	2,227,860
School District of Broward County:
5.250%, 07/01/2022(Pre-refunded to 07/01/2021)	8,445,000	9,146,104
5.250%, 07/01/2023(Pre-refunded to 07/01/2021)	4,915,000	5,323,043
Seminole County School Board,
5.000%, 07/01/2035(Callable 07/01/2026)	145,000	164,543
State of Florida,
5.000%, 06/01/2022(Callable 06/01/2019)	13,800,000	13,976,364
Tampa Bay Water,
5.000%, 10/01/2019(ETM)	1,760,000	1,800,885
		70,528,870	6.3%
Georgia
Atlanta Development Authority:
5.000%, 09/01/2023(ETM)	2,450,000	2,761,517
5.000%, 09/01/2024(Pre-refunded to 09/01/2023)	810,000	912,992
5.000%, 09/01/2032(Pre-refunded to 09/01/2023)	1,315,000	1,482,202
Forsyth County Hospital Authority,
6.375%, 10/01/2028(ETM)	8,050,000	9,768,353
Georgia Housing & Finance Authority,
3.500%, 12/01/2046(Callable 12/01/2025)	1,070,000	1,097,189
Richmond County Development Authority:
0.000%, 12/01/2021(ETM)	1,835,000	1,724,735
0.000%, 12/01/2021(ETM)	4,025,000	3,783,138
		21,530,126	1.9%
Illinois
Boone & Winnebago Counties Community Unit School District No. 200,
0.000%, 01/01/2024(ETM)(Insured by AGM)	385,000	343,274
City of Chicago IL,
5.000%, 01/01/2034(Pre-refunded to 01/01/2025)	2,170,000	2,516,093
Cook County Community High School District No. 233,
4.000%, 12/01/2026(Callable 06/01/2022)	2,695,000	2,829,939
Cook County Illinois School District No. 159:
0.000%, 12/01/2022(ETM)	2,000,000	1,836,680
0.000%, 12/01/2025(ETM)	275,000	231,929
0.000%, 12/01/2028(ETM)	165,000	126,486
Cook County Illinois School District No. 163:
6.000%, 12/15/2026(Insured by BAM)	1,165,000	1,404,885
5.000%, 12/15/2028(Insured by BAM)	1,305,000	1,499,902
Cook County School District No. 130,
5.000%, 12/01/2026(Callable 12/01/2025)(Insured by AGM)	1,140,000	1,282,090
Cook County School District No. 144,
4.500%, 12/01/2025(ETM)(Insured by AGM)	105,000	115,057
County of Cook IL:
5.000%, 11/15/2033(Callable 11/15/2027)	3,000,000	3,413,880
5.000%, 11/15/2034(Callable 11/15/2027)	4,325,000	4,900,268
County of Du Page IL,
5.600%, 01/01/2021	520,000	539,698
Illinois Development Finance Authority:
0.000%, 07/15/2023(ETM)	26,755,000	24,087,794
0.000%, 07/15/2025(ETM)	45,085,000	38,404,305
Illinois Finance Authority:
6.250%, 05/01/2022(Pre-refunded to 05/01/2020)	2,550,000	2,695,019
5.000%, 12/01/2030(Pre-refunded to 12/01/2021)	6,825,000	7,403,146
5.000%, 07/01/2031(Callable 01/01/2026)	1,200,000	1,369,920
6.625%, 11/01/2039(Pre-refunded to 05/01/2019)	395,000	401,288
Illinois Housing Development Authority:
3.100%, 02/01/2035(Callable 02/01/2026)	2,715,000	2,579,060
3.500%, 08/01/2046(Callable 02/01/2026)	790,000	809,418
4.000%, 08/01/2048(Callable 08/01/2027)(Insured by GNMA)	885,000	930,967
Kane County Community Unit School District No. 304:
9.000%, 01/01/2023(ETM)(Insured by AGM)	805,000	1,015,339
9.000%, 01/01/2023(Insured by AGM)	2,720,000	3,411,723
Kane McHenry Cook & De Kalb Counties Unit School District No. 300,
5.000%, 01/01/2032(Callable 01/01/2027)	2,060,000	2,304,316
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021(Insured by AGM)	13,625,000	12,974,134
Lake County Community Consolidated School District No. 50:
5.000%, 01/01/2021(ETM)	910,000	964,955
5.000%, 01/01/2021	465,000	491,300
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023(ETM)	2,310,000	2,501,961
Metropolitan Water Reclamation District of Greater Chicago:
5.000%, 12/01/2031(Callable 12/01/2021)	4,800,000	5,122,272
5.000%, 12/01/2034(Callable 12/01/2026)	295,000	329,659
Public Building Commission of Chicago,
7.000%, 01/01/2020(ETM)(Insured by NATL)	1,555,000	1,593,890
Regional Transportation Authority:
7.750%, 06/01/2020(Insured by NATL)	385,000	405,101
6.700%, 11/01/2021(Insured by NATL)	585,000	634,584
6.000%, 07/01/2022(Insured by NATL)	3,705,000	4,181,389
6.000%, 07/01/2027(Insured by AGM)	1,000,000	1,242,990
Sales Tax Securitization Corp.,
5.000%, 01/01/2029	1,000,000	1,144,640
Southwestern Illinois Development Authority,
7.625%, 11/01/2048(Pre-refunded to 11/01/2023)	6,085,000	7,614,221
State of Illinois:
6.500%, 06/15/2022	145,000	151,509
4.000%, 06/15/2038(Callable 06/15/2028)(Insured by BAM)	1,850,000	1,810,762
Village of Oak Park IL,
2.000%, 11/01/2019	650,000	649,577
Village of Schaumburg IL,
4.000%, 12/01/2024(Callable 12/01/2022)	5,750,000	6,140,195
Will County Community High School District No. 210:
0.000%, 01/01/2024(ETM)(Insured by AGM)	1,350,000	1,194,818
0.000%, 01/01/2025(ETM)(Insured by AGM)	25,000	21,515
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2024(ETM)(Insured by NATL)	705,000	609,613
		156,231,561	14.0%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033(Callable 08/01/2022)	1,000,000	1,041,600
Columbus Multi-High School Building Corp.:
5.000%, 01/15/2026(Insured by ST)	1,125,000	1,313,258
5.000%, 01/15/2027(Insured by ST)	1,265,000	1,492,864
5.000%, 07/15/2028(Insured by ST)	1,000,000	1,194,960
Fort Wayne Redevelopment Authority,
5.000%, 02/01/2025(Callable 02/01/2024)(Insured by ST)	335,000	378,278
Franklin Community Multi-School Building Corp.,
5.000%, 07/15/2020(Insured by NATL)	1,990,000	2,084,943
Kankakee Valley Middle School Building Corp.:
5.000%, 01/15/2029(Insured by ST)	475,000	562,201
5.000%, 07/15/2029(Insured by ST)	1,180,000	1,401,167
		9,469,271	0.8%
Iowa
Iowa Finance Authority,
4.000%, 07/01/2047(Callable 07/01/2027)(Insured by GNMA)	850,000	895,348
Iowa Higher Education Loan Authority:
4.500%, 10/01/2033(Pre-refunded to 10/01/2021)	2,100,000	2,242,947
5.000%, 10/01/2038(Pre-refunded to 10/01/2021)	2,090,000	2,260,063
		5,398,358	0.5%
Kansas
City of Wichita KS:
5.000%, 11/15/2020(ETM)	1,120,000	1,183,358
5.000%, 11/15/2029(Pre-refunded to 11/15/2021)	40,000	43,338
		1,226,696	0.1%
Kentucky
Kentucky Infrastructure Authority:
5.000%, 02/01/2023(Pre-refunded to 02/01/2022)	70,000	76,544
5.000%, 02/01/2025(Pre-refunded to 02/01/2022)	70,000	76,544
5.000%, 02/01/2026(Pre-refunded to 02/01/2022)	75,000	82,012
		235,100	0.0%
Louisiana
Jefferson Parish Hospital Service District,
6.000%, 01/01/2039(Pre-refunded to 01/01/2021)	1,080,000	1,164,057
Louisiana Public Facilities Authority:
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	26,690,000	31,720,264
5.500%, 05/15/2032(Pre-refunded to 05/15/2026)	22,180,000	27,014,131
State of Louisiana,
5.000%, 05/01/2027(Pre-refunded to 05/01/2022)	1,390,000	1,527,332
		61,425,784	5.4%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024(ETM)	1,220,000	1,360,373
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027(ETM)(Insured by AMBAC)	1,675,000	1,896,619
State of Maryland:
4.000%, 06/01/2030(Callable 06/01/2024)	5,790,000	6,199,643
5.000%, 08/01/2031(Callable 08/01/2028)	9,835,000	11,898,875
		21,355,510	1.9%
Massachusetts
Commonwealth of Massachusetts,
4.000%, 12/01/2022(Pre-refunded to 12/01/2019)	15,000,000	15,295,350
Massachusetts Department of Transportation,
5.000%, 01/01/2020(ETM)	815,000	826,345
Massachusetts Development Finance Agency,
5.000%, 07/15/2033(Callable 07/15/2026)	625,000	735,900
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044(Callable 06/01/2025)	1,420,000	1,473,236
4.000%, 12/01/2048(Callable 06/01/2027)(Insured by GNMA)	1,615,000	1,701,967
Massachusetts Water Resources Authority,
6.500%, 07/15/2019(ETM)	220,000	225,522
		20,258,320	1.8%
Michigan
Algonac Community Schools:
4.000%, 05/01/2028(Callable 05/01/2027)(Insured by Q-SBLF)	175,000	187,124
4.000%, 05/01/2029(Callable 05/01/2027)(Insured by Q-SBLF)	370,000	393,887
4.000%, 05/01/2030(Callable 05/01/2027)(Insured by Q-SBLF)	470,000	498,012
Brighton Area School District,
5.000%, 05/01/2021(Insured by Q-SBLF)	500,000	533,345
Ecorse Public School District,
5.000%, 05/01/2027(Insured by Q-SBLF)	515,000	608,267
Fraser Public School District,
5.000%, 05/01/2024(Insured by Q-SBLF)	1,000,000	1,136,780
Michigan Finance Authority,
5.000%, 06/01/2027(Pre-refunded to 06/01/2022)	1,315,000	1,445,343
Michigan State Housing Development Authority,
4.000%, 06/01/2046(Callable 12/01/2025)	3,140,000	3,268,049
Pinckney Community Schools:
5.000%, 05/01/2022(Insured by Q-SBLF)	1,935,000	2,114,394
5.000%, 05/01/2023(Insured by Q-SBLF)	2,200,000	2,454,826
State of Michigan,
0.000%, 06/01/2022(ETM)(Insured by AMBAC)	2,000,000	1,861,820
Warren Consolidated Schools:
5.000%, 05/01/2033(Callable 05/01/2026)(Insured by Q-SBLF)	2,595,000	2,917,688
5.000%, 05/01/2033(Callable 05/01/2026)(Insured by Q-SBLF)	4,660,000	5,239,471
5.000%, 05/01/2035(Callable 05/01/2026)(Insured by Q-SBLF)	925,000	1,031,671
		23,690,677	2.1%
Minnesota
County of Hennepin MN,
4.000%, 12/01/2025(Callable 12/01/2022)	3,000,000	3,212,910
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2032(Callable 01/01/2027)	505,000	589,199
Minnesota Housing Finance Agency:
4.250%, 07/01/2028(Callable 01/01/2020)(Insured by GNMA)	85,000	85,944
4.500%, 07/01/2034(Callable 07/01/2021)(Insured by GNMA)	355,000	366,012
4.000%, 07/01/2047(Callable 01/01/2027)(Insured by GNMA)	510,000	532,512
University of Minnesota,
5.500%, 07/01/2021(ETM)	11,260,000	11,847,772
		16,634,349	1.5%
Mississippi
Mississippi Development Bank:
5.000%, 03/01/2029(Callable 03/01/2027)	825,000	955,267
5.250%, 03/01/2035(Callable 03/01/2028)	495,000	571,181
Mississippi Home Corp.,
2.400%, 02/01/2022(Mandatory Tender Date 08/01/2021)(1)	2,000,000	1,998,980
Oxford School District,
4.000%, 05/01/2027	500,000	551,310
State of Mississippi,
5.000%, 10/01/2028(Callable 10/01/2027)	1,050,000	1,260,473
West Rankin Utility Authority,
5.000%, 01/01/2038(Callable 01/01/2025)(Insured by AGM)	500,000	554,780
		5,891,991	0.5%
Missouri
Jackson County School District No. R-IV,
5.500%, 03/01/2037(Callable 03/01/2029)(Insured by ST)	1,000,000	1,227,360
Missouri Housing Development Commission:
3.950%, 11/01/2040(Callable 05/01/2025)(Insured by GNMA)	2,425,000	2,477,113
4.000%, 05/01/2042(Callable 11/01/2026)(Insured by GNMA)	1,260,000	1,320,934
St. Charles County School District No. R-IV,
4.000%, 03/01/2029(Callable 03/01/2026)(Insured by ST)	600,000	653,316
Webster Groves School District:
4.000%, 03/01/2028(Callable 03/01/2026)	910,000	1,000,845
4.000%, 03/01/2029(Callable 03/01/2026)	1,370,000	1,502,054
		8,181,622	0.7%
Montana
Flathead County School District No. 44,
4.000%, 07/01/2036(Callable 07/01/2028)	210,000	222,602
Montana Facility Finance Authority:
5.000%, 07/01/2028(Callable 07/01/2027)	430,000	511,812
5.000%, 07/01/2029(Callable 07/01/2027)	535,000	633,643
		1,368,057	0.1%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	4,500,000	4,514,940	0.4%

Nevada
County of Clark NV,
5.000%, 07/01/2033(Callable 07/01/2024)	1,925,000	2,148,627	0.2%

New Hampshire
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028(Callable 01/01/2021)	775,000	799,110
State of New Hampshire,
5.000%, 07/01/2021(Callable 07/01/2020)	1,000,000	1,045,610
		1,844,720	0.2%
New Jersey
New Jersey Building Authority,
5.000%, 06/15/2024(ETM)	1,410,000	1,618,737
New Jersey Economic Development Authority,
0.000%, 07/01/2025(ETM)(Insured by NATL)	100,000	84,718
New Jersey Health Care Facilities Financing Authority,
0.000%, 07/01/2023(ETM)(Insured by NATL)	180,000	162,563
New Jersey Housing & Mortgage Finance Agency,
4.500%, 10/01/2048(Callable 10/01/2027)	1,655,000	1,776,924
New Jersey Transportation Trust Fund Authority,
5.250%, 12/15/2020	5,000,000	5,272,750
		8,915,692	0.8%
New Mexico
New Mexico Finance Authority,
4.000%, 06/01/2029(Callable 06/01/2026)	2,615,000	2,858,456
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025(Callable 03/01/2020)(Insured by GNMA)	515,000	522,164
4.500%, 09/01/2028(Callable 03/01/2020)(Insured by GNMA)	145,000	146,776
3.550%, 09/01/2037(Callable 03/01/2027)(Insured by GNMA)	1,160,000	1,138,192
		4,665,588	0.4%
New York
City of New York NY,
5.000%, 08/01/2022	5,000,000	5,524,450
Metropolitan Transportation Authority:
6.000%, 04/01/2020(ETM)(Insured by NATL)	7,225,000	7,428,601
5.000%, 11/15/2028(Pre-refunded to 11/15/2023)	210,000	240,435
New York City Transitional Finance Authority:
5.000%, 08/01/2029(Callable 08/01/2026)	1,525,000	1,777,509
5.000%, 08/01/2033(Callable 08/01/2026)	2,835,000	3,251,887
New York City Water & Sewer System,
5.000%, 06/15/2032(Callable 12/15/2025)	6,500,000	7,499,375
New York State Dormitory Authority:
5.000%, 02/15/2030(Callable 08/15/2026)	700,000	815,388
5.000%, 03/15/2030(Callable 03/15/2024)	6,685,000	7,554,117
5.000%, 03/15/2033(Callable 03/15/2025)	5,000,000	5,646,200
New York State Urban Development Corp.:
5.000%, 03/15/2022	2,015,000	2,209,971
5.000%, 03/15/2032(Callable 03/15/2024)	6,000,000	6,745,620
		48,693,553	4.5%
North Carolina
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021(Callable 01/31/2019)(ETM)	10,385,000	10,855,441
6.400%, 01/01/2021(ETM)	2,592,000	2,703,715
4.500%, 01/01/2024(Pre-refunded to 01/01/2022)	12,170,000	12,833,873
North Carolina Medical Care Commission,
5.750%, 01/01/2035(Pre-refunded to 01/01/2021)	525,000	564,375
State of North Carolina,
5.000%, 05/01/2024(Callable 05/01/2023)	1,000,000	1,122,870
		28,080,274	2.5%
North Dakota
County of Burleigh ND:
5.000%, 07/01/2025(Pre-refunded to 07/01/2021)	1,500,000	1,609,725
5.000%, 07/01/2029(Pre-refunded to 07/01/2021)	470,000	504,381
4.000%, 11/01/2029(Callable 11/01/2022)(Insured by AGM)	425,000	445,111
North Dakota Housing Finance Agency:
3.450%, 07/01/2037(Callable 07/01/2026)(Insured by FHA)	3,050,000	2,972,499
3.500%, 07/01/2046(Callable 01/01/2026)	1,340,000	1,379,517
		6,911,233	0.6%
Ohio
Akron Bath Copley Joint Township Hospital District,
3.800%, 01/01/2027(Pre-refunded to 01/01/2022)	920,000	948,134
City of Bowling Green OH,
5.750%, 06/01/2031(Pre-refunded to 06/01/2020)	750,000	790,650
Cleveland Municipal School District,
5.000%, 12/01/2020(Insured by SD CRED PROG)	2,015,000	2,129,714
County of Montgomery OH,
5.250%, 05/01/2029(Pre-refunded to 11/12/2023)	1,050,000	1,187,959
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024(ETM)(Insured by FHA)	1,200,000	1,052,412
Ohio Housing Finance Agency:
5.000%, 11/01/2028(Callable 05/01/2020)(Insured by GNMA)	260,000	263,957
3.500%, 09/01/2046(Callable 09/01/2025)(Insured by GNMA)	1,375,000	1,415,178
State of Ohio,
5.000%, 06/15/2021	6,740,000	7,247,859
University of Akron,
5.000%, 01/01/2033(Callable 07/01/2026)	335,000	379,910
		15,415,773	1.3%
Oklahoma
Oklahoma Housing Finance Agency,
1.900%, 03/01/2021(Mandatory Tender Date 03/01/2020)(1)	885,000	883,982	0.1%

Oregon
County of Multnomah OR,
4.000%, 06/01/2030(Callable 06/01/2022)	1,565,000	1,638,665
State of Oregon:
4.000%, 12/01/2045(Callable 06/01/2025)	3,480,000	3,628,526
4.000%, 12/01/2048(Callable 12/01/2026)	3,205,000	3,366,436
State of Oregon Housing & Community Services Department:
2.200%, 12/01/2021(Mandatory Tender Date 12/01/2020)(1)	400,000	399,848
4.000%, 01/01/2047(Callable 07/01/2025)	1,600,000	1,666,976
Washington County School District No. 1,
5.000%, 06/15/2035(Callable 06/15/2027)(Insured by SCH BD GTY)	600,000	696,258
		11,396,709	1.0%
Pennsylvania
Commonwealth Financing Authority,
4.000%, 06/01/2039(Callable 06/01/2028)(Insured by AGM)	1,500,000	1,518,765
Erie Sewer Authority,
5.125%, 06/01/2020(ETM)(Insured by AMBAC)	930,000	953,520
Latrobe Municipal Authority:
1.250%, 04/01/2019(Insured by BAM)	120,000	119,771
3.000%, 04/01/2020(Insured by BAM)	325,000	329,651
Pennsylvania Higher Educational Facilities Authority,
5.750%, 08/15/2041(Pre-refunded to 08/15/2021)	500,000	549,035
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022(Mandatory Tender Date 07/01/2021)(1)	5,325,000	5,332,668
3.500%, 10/01/2046(Callable 10/01/2025)	1,415,000	1,449,993
3.700%, 10/01/2047(Callable 04/01/2027)	4,000,000	3,862,280
Pennsylvania Turnpike Commission,
6.000%, 12/01/2030(Callable 12/01/2027)(Insured by AGM)	1,360,000	1,703,509
Philadelphia Gas Works Co.,
7.000%, 05/15/2020(ETM)(Insured by NATL)	815,000	848,570
Philadelphia Hospitals & Higher Education Facilities Authority:
5.000%, 05/15/2020(ETM)	1,575,000	1,640,740
5.250%, 05/15/2023(Pre-refunded to 05/15/2020)	2,790,000	2,915,829
South Fork Municipal Authority:
5.500%, 07/01/2029(Pre-refunded to 07/01/2020)	2,450,000	2,577,498
5.375%, 07/01/2035(Pre-refunded to 07/01/2020)(Insured by AGC)	1,290,000	1,353,790
		25,155,619	2.2%
Puerto Rico
Puerto Rico Highways & Transportation Authority,
5.250%, 07/01/2022(ETM)(Insured by AGM)	1,150,000	1,275,131
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024(Insured by AMBAC)	5,490,000	5,986,516
6.000%, 08/01/2026(ETM)	1,800,000	2,239,434
6.000%, 08/01/2026(ETM)(Insured by AGC)	1,155,000	1,436,970
6.000%, 08/01/2026(ETM)(Insured by AGC)	1,585,000	1,971,946
6.000%, 08/01/2026(ETM)(Insured by AGC)	955,000	1,188,144
5.500%, 08/01/2027(ETM)(Insured by AMBAC)	6,500,000	7,985,705
		22,083,846	1.9%
Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,750,850	0.5%

South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026(Callable 12/01/2023)	4,625,000	5,206,270
City of Columbia SC,
5.000%, 02/01/2029(Callable 02/01/2028)	120,000	144,877
Piedmont Municipal Power Agency:
6.750%, 01/01/2020(ETM)	6,450,000	6,758,697
5.375%, 01/01/2025(ETM)(Insured by NATL)	5,645,000	6,582,578
South Carolina Jobs-Economic Development Authority,
6.500%, 04/01/2042(Pre-refunded to 04/01/2020)	115,000	121,471
		18,813,893	1.7%
South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026(Insured by ST)	415,000	414,282
Sioux Falls School District No. 49-5,
1.375%, 08/01/2021(Insured by ST)	150,000	146,972
South Dakota Housing Development Authority,
3.375%, 05/01/2033(Callable 05/01/2022)	340,000	337,504
		898,758	0.1%
Tennessee
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd:
0.000%, 06/01/2021(ETM)	1,315,000	1,250,999
4.875%, 11/01/2028(ETM)(Insured by NATL)	1,025,000	1,157,450
Rutherford County Health & Educational Facilities Board,
2.500%, 11/01/2021(Mandatory Tender Date 11/01/2020)(1)	1,850,000	1,861,525
Shelby County Health Educational & Housing Facilities Board,
5.500%, 08/15/2019(ETM)(Insured by NATL)	835,000	854,105
Tennessee Housing Development Agency:
4.500%, 07/01/2028(Callable 01/01/2020)	480,000	481,138
3.900%, 07/01/2042(Callable 07/01/2027)	400,000	400,572
4.000%, 01/01/2043(Callable 07/01/2027)	1,295,000	1,364,412
3.650%, 07/01/2047(Callable 01/01/2027)	1,155,000	1,105,589
		8,475,790	0.8%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026(Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,564,650
Anna Independent School District,
5.000%, 08/15/2035(Callable 08/15/2026)(PSF Guaranteed)	910,000	1,041,067
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024(PSF Guaranteed)	1,025,000	1,110,116
5.000%, 08/15/2024(PSF Guaranteed)	1,010,000	1,148,895
5.000%, 08/15/2026(PSF Guaranteed)	500,000	573,120
4.000%, 08/15/2027(Callable 08/15/2026)(PSF Guaranteed)	865,000	950,678
5.000%, 02/15/2028(Callable 02/15/2025)(PSF Guaranteed)	1,675,000	1,915,195
4.000%, 08/15/2028(Callable 08/15/2026)(PSF Guaranteed)	850,000	923,763
5.000%, 08/15/2028(Callable 08/15/2024)(PSF Guaranteed)	555,000	622,943
5.000%, 08/15/2033(Callable 08/15/2024)(PSF Guaranteed)	1,460,000	1,615,417
Austin Community College District Public Facility Corp.,
5.000%, 08/01/2033(Callable 08/01/2025)	750,000	852,337
Burleson Independent School District,
5.000%, 08/01/2025(PSF Guaranteed)	1,240,000	1,448,221
City of Austin TX,
5.000%, 11/15/2024(Callable 11/15/2022)	3,000,000	3,326,130
City of El Paso TX,
4.000%, 03/01/2028(Callable 03/01/2026)	1,000,000	1,091,590
City of Houston TX:
0.000%, 12/01/2019(ETM)(Insured by AGM)	13,355,000	13,124,493
5.500%, 12/01/2024(ETM)(Insured by NATL)	1,835,000	2,121,241
5.500%, 12/01/2029(ETM)(Insured by NATL)	16,050,000	19,562,703
5.750%, 12/01/2032(ETM)(Insured by AGM)	6,715,000	9,011,933
Conroe Independent School District:
5.000%, 02/15/2023(Pre-refunded to 02/15/2021)(PSF Guaranteed)	1,745,000	1,860,432
5.000%, 02/15/2023(Callable 02/15/2021)(PSF Guaranteed)	935,000	995,036
County of Bexar TX:
4.000%, 06/15/2030(Callable 06/15/2026)	150,000	161,712
5.000%, 06/15/2036(Callable 06/15/2026)	2,120,000	2,408,723
County of Harris TX,
5.000%, 10/01/2026(Callable 10/01/2025)	4,170,000	4,861,011
County of Montgomery TX,
5.000%, 03/01/2027(Pre-refunded to 03/01/2022)	665,000	725,588
Crowley Independent School District,
5.000%, 08/01/2036(Callable 08/01/2025)(PSF Guaranteed)	2,000,000	2,254,940
Dallas Independent School District,
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	1,740,000	1,891,415
Decatur Hospital Authority,
5.750%, 09/01/2029(ETM)	530,000	634,362
DeSoto Independent School District,
5.000%, 08/15/2032(Callable 08/15/2025)(Insured by BAM)	1,080,000	1,222,571
Ennis Independent School District,
5.000%, 08/15/2025(PSF Guaranteed)	1,145,000	1,342,158
Fort Bend Independent School District,
5.000%, 08/15/2024(PSF Guaranteed)	1,655,000	1,906,097
Godley Independent School District,
5.000%, 02/15/2023(PSF Guaranteed)	1,445,000	1,611,825
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024(PSF Guaranteed)	2,810,000	3,236,333
5.000%, 08/15/2025(PSF Guaranteed)	1,445,000	1,689,928
Harris County Cultural Education Facilities Finance Corp.,
7.000%, 01/01/2048(Pre-refunded to 01/01/2023)	3,800,000	4,506,648
Harris County Health Facilities Development Corp.:
5.500%, 10/01/2019(ETM)	1,540,000	1,581,780
5.750%, 07/01/2027(ETM)	4,850,000	5,769,900
Harris County Toll Road Authority,
5.000%, 08/15/2028(Callable 02/15/2028)	680,000	814,130
Houston Higher Education Finance Corp.:
5.000%, 02/15/2026(Callable 02/15/2024)(PSF Guaranteed)	1,030,000	1,153,981
5.000%, 02/15/2034(Callable 02/15/2024)(PSF Guaranteed)	1,795,000	1,967,625
Humble Independent School District,
5.000%, 02/15/2021(PSF Guaranteed)	1,500,000	1,596,645
Irving Independent School District,
5.000%, 02/15/2025(Callable 08/15/2024)(PSF Guaranteed)	1,250,000	1,438,937
Kenedy Independent School District:
4.000%, 08/15/2031(Callable 08/15/2023)(PSF Guaranteed)	100,000	105,161
4.000%, 08/15/2035(Callable 08/15/2021)(PSF Guaranteed)	100,000	101,763
4.000%, 08/15/2036(Callable 08/15/2021)(PSF Guaranteed)	150,000	152,457
4.000%, 08/15/2037(Callable 08/15/2021)(PSF Guaranteed)	100,000	101,512
4.000%, 08/15/2038(Callable 08/15/2021)(PSF Guaranteed)	100,000	101,412
Killeen Independent School District,
4.000%, 02/15/2024(Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,195,117
La Porte Independent School District,
5.000%, 02/15/2025(PSF Guaranteed)	1,080,000	1,254,161
Leander Independent School District:
0.000%, 08/15/2035(Pre-refunded to 08/15/2024)(PSF Guaranteed)	70,000	35,314
0.000%, 08/15/2037(Pre-refunded to 08/15/2024)(PSF Guaranteed)	680,000	321,239
0.000%, 08/15/2041(Pre-refunded to 08/15/2024)(PSF Guaranteed)	8,915,000	3,181,318
0.000%, 08/15/2042(Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,500,000	506,010
0.000%, 08/15/2047(Pre-refunded to 08/15/2024)(PSF Guaranteed)	500,000	124,920
0.000%, 08/15/2048(Pre-refunded to 08/15/2024)(PSF Guaranteed)	625,000	146,837
Lower Colorado River Authority,
4.750%, 01/01/2028(ETM)(Insured by AGM)	2,200,000	2,449,040
Lubbock Housing Finance Corp.,
8.000%, 10/01/2021(ETM)	1,980,000	2,297,572
Mansfield Independent School District,
5.000%, 02/15/2024(PSF Guaranteed)	1,905,000	2,173,624
Melissa Independent School District,
5.000%, 08/01/2036(Callable 08/01/2026)(PSF Guaranteed)	1,020,000	1,161,780
Mesquite Independent School District:
5.000%, 08/15/2024(PSF Guaranteed)	1,425,000	1,641,201
5.000%, 08/15/2025(PSF Guaranteed)	2,615,000	3,063,499
5.000%, 08/15/2025(PSF Guaranteed)	1,500,000	1,757,265
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023(ETM)	200,000	180,466
New Caney Independent School District:
5.000%, 02/15/2023(PSF Guaranteed)	1,000,000	1,115,870
5.000%, 02/15/2024(PSF Guaranteed)	1,030,000	1,172,027
Newark Higher Education Finance Corp.:
4.000%, 08/15/2020(PSF Guaranteed)	355,000	366,577
4.000%, 08/15/2022(PSF Guaranteed)	215,000	228,534
5.000%, 08/15/2024(PSF Guaranteed)	135,000	153,947
North East Independent School District,
5.000%, 02/01/2024(PSF Guaranteed)	2,930,000	3,337,182
North Texas Tollway Authority:
0.000%, 09/01/2037(Pre-refunded to 09/01/2031)	2,180,000	968,160
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	4,425,000	1,252,496
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	2,085,000	2,348,273
0.000%, 09/01/2045(Pre-refunded to 09/01/2031)	770,000	948,124
Northside Independent School District,
5.000%, 08/15/2025(PSF Guaranteed)	1,000,000	1,169,500
Pasadena Independent School District,
5.000%, 02/15/2022(Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,185,635
Pflugerville Independent School District,
5.000%, 02/15/2025(Callable 02/15/2024)(PSF Guaranteed)	1,020,000	1,159,057
Port Arthur Independent School District,
5.000%, 02/15/2024(PSF Guaranteed)	1,700,000	1,939,717
Prosper Independent School District,
5.000%, 02/15/2031(Callable 02/15/2028)(PSF Guaranteed)	1,020,000	1,210,250
Rockwall Independent School District,
5.000%, 02/15/2038(Callable 08/15/2020)(PSF Guaranteed)	745,000	776,849
San Angelo Independent School District,
5.000%, 02/15/2029(Callable 02/15/2024)(PSF Guaranteed)	1,500,000	1,691,310
San Jacinto College District,
5.000%, 02/15/2026(Pre-refunded to 02/15/2021)	700,000	744,044
Sherman Independent School District,
5.000%, 02/15/2026(Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,026,233
Socorro Independent School District,
4.000%, 08/15/2033(Callable 02/15/2027)(PSF Guaranteed)	900,000	959,040
Tarrant County Health Facilities Development Corp.,
6.000%, 09/01/2024(ETM)	5,340,000	6,006,913
Texas Department of Housing & Community Affairs,
3.350%, 09/01/2033(Callable 09/01/2027)(Insured by GNMA)	1,415,000	1,410,783
Texas State Public Finance Authority,
6.200%, 02/15/2040(Pre-refunded to 02/15/2020)	395,000	413,624
Texas Water Development Board:
4.000%, 10/15/2034(Callable 04/15/2028)	2,000,000	2,125,900
4.000%, 10/15/2034(Callable 10/15/2028)	975,000	1,039,194
Town of Flower Mound TX,
5.000%, 03/01/2031(Callable 03/01/2024)	505,000	572,034
Travis County Health Facilities Development Corp.,
7.125%, 01/01/2046(Pre-refunded to 01/01/2021)	15,000	16,496
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027(Pre-refunded to 07/01/2021)	600,000	649,626
The University of Texas System,
5.000%, 08/15/2022	8,595,000	9,515,524
Wichita Falls Independent School District,
5.000%, 02/01/2024(PSF Guaranteed)	1,670,000	1,899,491
Wylie Independent School District,
6.750%, 08/15/2023(PSF Guaranteed)	1,010,000	1,217,565
Ysleta Independent School District:
5.000%, 08/15/2023(Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,097,612
5.000%, 08/15/2025(Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,775,885
		182,181,409	16.2%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022(Pre-refunded to 06/01/2021)(Insured by SCH BD GTY)	3,900,000	4,190,238
5.000%, 06/01/2023(Pre-refunded to 06/01/2021)(Insured by SCH BD GTY)	1,750,000	1,880,235
Timpanogos Special Service District:
4.000%, 06/01/2025(Callable 06/01/2024)	100,000	108,867
4.000%, 06/01/2027(Callable 06/01/2024)	375,000	403,886
4.000%, 06/01/2028(Callable 06/01/2024)	425,000	454,623
Utah Charter School Finance Authority:
5.000%, 04/15/2024(Insured by UT CSCE)	235,000	263,035
5.000%, 04/15/2037(Callable 04/15/2026)(Insured by UT CSCE)	500,000	550,865
Utah Housing Corp.,
4.000%, 01/01/2045(Callable 01/01/2026)(Insured by FHA)	1,900,000	1,976,456
		9,828,205	0.9%
Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036(Callable 11/01/2025)	1,590,000	1,579,586
4.000%, 05/01/2048(Callable 11/01/2026)(Insured by GNMA)	1,160,000	1,212,954
4.000%, 11/01/2048(Callable 05/01/2027)	695,000	730,987
		3,523,527	0.3%
Virginia
Danville Industrial Development Authority,
5.250%, 10/01/2028(ETM)(Insured by AMBAC)	1,500,000	1,672,185
Virginia Housing Development Authority,
3.700%, 03/01/2023(Callable 03/01/2021)	75,000	77,731
		1,749,916	0.2%
Washington
Central Puget Sound Regional Transit Authority,
5.000%, 11/01/2032(Callable 11/01/2025)	2,725,000	3,129,799
County of King WA,
5.000%, 07/01/2034(Callable 01/01/2025)	705,000	793,358
Energy Northwest,
5.000%, 07/01/2034(Callable 07/01/2027)	1,090,000	1,265,697
Snohomish County Public Utility District No. 1,
6.800%, 01/01/2020(Callable 01/31/2019)(ETM)(Insured by NATL)	1,980,000	2,032,351
Snohomish County School District No. 201,
4.000%, 12/01/2021(Callable 12/01/2020)(Insured by SCH BD GTY)	4,500,000	4,681,665
State of Washington:
5.500%, 07/01/2023	5,040,000	5,643,893
5.000%, 08/01/2029(Callable 08/01/2026)	2,120,000	2,485,361
5.000%, 07/01/2032(Callable 01/01/2025)	6,005,000	6,782,407
5.000%, 08/01/2034(Callable 08/01/2023)	2,755,000	3,053,642
5.000%, 08/01/2038(Callable 08/01/2026)	975,000	1,105,572
Thurston & Pierce Counties Community Schools,
4.250%, 12/01/2021(Callable 12/01/2020)(Insured by SCH BD GTY)	2,755,000	2,879,609
Washington Health Care Facilities Authority:
6.125%, 11/15/2031(Pre-refunded to 05/15/2021)	620,000	680,022
6.250%, 11/15/2041(Pre-refunded to 05/15/2021)	4,845,000	5,327,998
Washington State Housing Finance Commission,
2.550%, 07/01/2022(Mandatory Tender Date 07/01/2021)(1)	6,250,000	6,260,500
		46,121,874	4.2%
Wisconsin
City of Oshkosh WI,
4.000%, 05/01/2029(Callable 05/01/2023)	1,280,000	1,339,494
Public Finance Authority,
5.000%, 03/01/2025	525,000	601,755
Southeast Wisconsin Professional Baseball Park District:
5.500%, 12/15/2026(Insured by NATL)	805,000	956,195
0.000%, 12/15/2027(ETM)(Insured by NATL)	135,000	107,418
0.000%, 12/15/2029(ETM)(Insured by NATL)	230,000	170,916
State of Wisconsin:
5.000%, 05/01/2024(Callable 05/01/2023)	2,150,000	2,417,030
5.000%, 05/01/2032(Callable 05/01/2023)	5,000,000	5,539,900
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028(Pre-refunded to 06/01/2024)	5,305,000	6,084,994
5.000%, 06/01/2030(Pre-refunded to 06/01/2024)	10,500,000	12,043,815
5.000%, 06/01/2031(Pre-refunded to 06/01/2024)	7,975,000	9,147,564
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038(Callable 04/01/2023)	2,295,000	2,470,843
Village of Mount Pleasant WI:
5.000%, 04/01/2036(Callable 04/01/2028)	275,000	310,571
4.000%, 04/01/2037(Callable 04/01/2028)	2,400,000	2,450,160
Wisconsin Center District:
4.000%, 12/15/2029(Callable 06/15/2026)	1,435,000	1,546,040
5.000%, 12/15/2030(Callable 06/15/2026)	775,000	886,120
Wisconsin Health & Educational Facilities Authority:
4.000%, 02/15/2033(Pre-refunded to 08/15/2025)	100,000	110,312
4.000%, 02/15/2038(Pre-refunded to 08/15/2025)	250,000	275,780
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046(Callable 09/01/2025)(Insured by FNMA)	1,645,000	1,690,172
4.000%, 03/01/2048(Callable 03/01/2027)(Insured by FNMA)	1,765,000	1,846,949
		49,996,028	4.4%
Wyoming
Wyoming Community Development Authority,
4.000%, 12/01/2043(Callable 06/01/2027)	700,000	730,709	0.1%

Total Municipal Bonds (Cost $1,094,157,766)		1,106,503,383	98.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29%(2)	571,064	571,064
Total Short-Term Investment (Cost $571,064)		571,064	0.1%
Total Investments (Cost $1,094,728,830)		1,107,074,447	98.8%
Other Assets in Excess of Liabilities		12,930,737	1.2%
TOTAL NET ASSETS		$1,120,005,184	100.0%

Notes to Schedule of Investments

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
FHA	Federal Housing Administration
FNMA	Fannie Mae
GNMA	Ginnie Mae
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Building Loan Fund
SCH BD GTY	School Board Guaranty
SD CRED PROG	State Credit Enhancement Program
ST	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	7-Day Yield.
(3)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$1,106,503,383	$–	$1,106,503,383
Total Long-Term Investments	–	1,106,503,383	–	1,106,503,383
Short-Term Investment
Money Market Mutual Fund	571,064	–	–	571,064
Total Short-Term Investment	571,064	–	–	571,064
Total Investments	$571,064	$1,106,503,383	$–	$1,107,074,447

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2018

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Alabama Community College System,
5.000%, 10/01/2028(Callable 10/01/2026)(Insured by AGM)	$310,000	$359,749
Black Belt Energy Gas District,
4.000%, 08/01/2047(Callable 04/01/2022)(Mandatory Tender Date 07/01/2022)(1)	1,000,000	1,040,360
City of Birmingham AL:
5.000%, 03/01/2037(Callable 03/01/2023)	30,000	32,611
0.000%, 03/01/2040(Callable 09/01/2025)	185,000	200,225
5.000%, 03/01/2043(Callable 03/01/2023)	285,000	308,641
0.000%, 03/01/2045(Callable 09/01/2025)	1,175,000	1,266,615
City of Pell City AL Special Care Facilities Financing Authority,
5.000%, 12/01/2031(Callable 12/01/2021)	1,000,000	1,070,040
County of Jefferson AL:
0.000%, 10/01/2025(Callable 10/01/2023)(Insured by AGM)	1,000,000	813,260
5.000%, 09/15/2029	570,000	659,929
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024(Callable 06/01/2021)	200,000	212,446
		5,963,876	1.5%
Alaska
Alaska Housing Finance Corp.,
5.000%, 12/01/2029(Callable 06/01/2024)	225,000	251,728
Alaska Industrial Development & Export Authority,
3.500%, 12/01/2020(Callable 12/01/2019)	1,250,000	1,259,375
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027(Callable 08/01/2023)	500,000	554,200
City of Valdez AK:
5.000%, 01/01/2021	435,000	458,377
5.000%, 06/30/2029(Callable 06/30/2022)	1,000,000	1,176,910
		3,700,590	0.9%
Arizona
Arizona Health Facilities Authority,
3.560%, 02/01/2048 (SIFMA Municipal Swap Index + 1.850%) (Callable 08/09/2019)(Mandatory Tender Date 02/05/2020)(2)	115,000	116,003
Arizona Industrial Development Authority:
3.375%, 07/01/2021	530,000	524,933
4.000%, 07/01/2023(Insured by SD CRED PROG)	115,000	120,889
4.000%, 07/01/2023(Insured by SD CRED PROG)	100,000	105,337
4.000%, 07/01/2024(Insured by SD CRED PROG)	200,000	210,684
4.000%, 07/01/2025(Insured by SD CRED PROG)	100,000	106,286
4.000%, 07/01/2026(Insured by SD CRED PROG)	100,000	106,253
5.000%, 05/01/2028	270,000	304,962
4.625%, 08/01/2028	1,160,000	1,146,266
Arizona State University,
5.000%, 07/01/2029(Callable 07/01/2024)	150,000	170,875
BluePath TE Trust,
2.750%, 09/01/2026(Callable 08/27/2021)(3)	423,872	423,882
City of El Mirage AZ,
5.000%, 07/01/2026(Callable 07/01/2020)	400,000	417,040
City of Tucson AZ,
5.000%, 07/01/2032(Callable 07/01/2025)	500,000	574,505
Greater Arizona Development Authority,
5.000%, 08/01/2029(Callable 08/01/2019)	710,000	721,750
Industrial Development Authority of the City of Phoenix,
1.620%, 11/15/2052(Optional Put Date 01/02/2019)(1)	1,000,000	1,000,000
Maricopa County Industrial Development Authority,
2.625%, 07/01/2021	165,000	161,118
Maricopa County Unified School District No. 95,
5.000%, 07/01/2028(Callable 07/01/2025)	700,000	818,524
Town of Marana AZ:
4.000%, 07/01/2036(Callable 07/01/2027)	350,000	369,082
4.000%, 07/01/2037(Callable 07/01/2027)	500,000	525,745
		7,924,134	2.1%
Arkansas
Arkansas Technical University,
4.000%, 06/01/2028(Callable 06/01/2023)	1,025,000	1,086,182
City of Conway AR,
5.000%, 10/01/2035(Callable 04/01/2024)	185,000	207,207
City of Fayetteville AR,
3.050%, 01/01/2047(Callable 01/01/2027)	1,035,000	1,008,690
City of Hot Springs AR,
4.000%, 12/01/2030(Callable 12/01/2023)(Insured by BAM)	540,000	573,097
City of Little Rock AR:
2.375%, 04/01/2028(Callable 10/01/2022)	2,000,000	2,026,900
4.000%, 10/01/2031(Callable 10/01/2025)	105,000	111,827
4.000%, 10/01/2033(Callable 10/01/2025)	210,000	222,333
2.000%, 03/01/2038(Callable 03/01/2021)	190,000	189,964
City of Lonoke AR:
5.000%, 06/01/2025	210,000	241,588
4.000%, 06/01/2028(Callable 06/01/2025)	50,000	53,650
City of Magnolia AR,
3.200%, 08/01/2033(Callable 08/01/2024)(Insured by BAM)	1,085,000	1,072,295
City of Marion AR,
2.900%, 09/01/2047(Callable 09/01/2027)	375,000	372,705
City of Maumelle AR:
4.000%, 08/01/2028(Callable 08/01/2025)	290,000	312,759
4.000%, 08/01/2029(Callable 08/01/2025)	700,000	752,311
4.000%, 08/01/2030(Callable 08/01/2025)	325,000	347,669
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	955,000	915,749
City of Rogers AR,
3.250%, 11/01/2043(Callable 11/01/2026)	2,000,000	2,022,260
City of Russellville AR,
4.000%, 07/01/2028(Callable 07/01/2025)(Insured by AGM)	325,000	349,411
City of Sherwood AR,
3.050%, 12/01/2043(Callable 12/01/2026)	750,000	758,963
City of Springdale AR,
3.000%, 04/01/2043(Callable 04/01/2024)(Insured by BAM)	1,415,000	1,419,839
Conway Health Facilities Board,
4.000%, 08/01/2038(Callable 08/01/2026)	500,000	491,980
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2027(Callable 09/01/2022)(Insured by BAM)	365,000	389,973
University of Central Arkansas:
4.000%, 11/01/2027(Callable 11/01/2025)(Insured by BAM)	340,000	366,942
4.000%, 11/01/2028(Callable 11/01/2025)(Insured by BAM)	250,000	267,715
4.000%, 11/01/2031(Callable 11/01/2025)(Insured by BAM)	885,000	933,091
		16,495,100	4.3%
California
Acalanes Union High School District,
0.000%, 08/01/2039(Callable 08/01/2029)	100,000	94,010
Bay Area Toll Authority:
2.810%, 04/01/2045 (SIFMA Municipal Swap Index + 1.100%) (Callable 10/01/2023)(Mandatory Tender Date 04/01/2024)(2)	650,000	663,806
2.410%, 04/01/2047 (SIFMA Municipal Swap Index + 0.700%) (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(2)	250,000	250,187
Beaumont Unified School District,
0.000%, 08/01/2041(Pre-refunded to 08/01/2026)(Insured by AGM)	25,000	28,658
California Health Facilities Financing Authority:
5.000%, 04/01/2020	300,000	310,320
3.533%, 07/01/2022(Insured by NATL)(1)(5)	200,000	200,000
1.000%, 08/15/2053	1,970,000	1,956,190
California Municipal Finance Authority,
5.000%, 10/01/2026	300,000	347,463
California Public Finance Authority:
5.000%, 10/15/2020	180,000	186,898
5.000%, 10/15/2021	200,000	211,640
California State Public Works Board,
5.000%, 12/01/2019(Insured by AMBAC)	115,000	118,510
California Statewide Communities Development Authority,
6.250%, 04/01/2028(Insured by NATL)(1)(5)	700,000	700,000
Chawanakee Unified School District:
0.000%, 08/01/2026(Insured by BAM)	110,000	116,063
0.000%, 08/01/2027(Callable 08/01/2026)(Insured by BAM)	100,000	105,230
0.000%, 08/01/2028(Callable 08/01/2026)(Insured by BAM)	75,000	78,292
0.000%, 08/01/2029(Callable 08/01/2026)(Insured by BAM)	80,000	83,011
City of Marysville CA,
5.250%, 01/01/2042(Pre-refunded to 01/01/2021)	95,000	101,760
City of Redding CA,
4.038%, 07/01/2022(ETM)(Insured by NATL)(1)(5)	85,000	83,495
College of the Sequoias Tulare Area Improvement District No. 3,
0.000%, 08/01/2041(Callable 08/01/2026)(Insured by AGM)	100,000	108,148
Colton Joint Unified School District,
0.000%, 08/01/2035(Callable 08/01/2026)(Insured by AGM)	250,000	252,888
Corona-Norca Unified School District,
6.800%, 08/01/2039(Callable 08/01/2027)(Insured by AGM)	890,000	1,162,936
Covina-Valley Unified School District,
0.000%, 08/01/2032(Callable 08/01/2019)(Insured by AGM)	180,000	90,563
Denair Unified School District,
0.000%, 08/01/2031(Insured by AGM)	30,000	33,239
Desert Hot Springs Redevelopment Agency Successor Agency,
5.000%, 09/01/2029(Callable 09/01/2027)(Insured by BAM)	300,000	353,469
East Bay Municipal Utility District,
5.000%, 06/01/2033(Callable 06/01/2024)	475,000	538,085
Eastern Municipal Water District,
1.944%, 07/01/2030 (1 Month LIBOR USD + 0.300%)(Callable 04/01/2021)(Mandatory Tender Date 10/01/2021)(2)	500,000	497,985
El Rancho Unified School District,
0.000%, 08/01/2034(Callable 08/01/2028)(Insured by AGM)	245,000	246,223
Enterprise Elementary School District,
0.000%, 08/01/2035(Callable 08/01/2031)	30,000	33,569
Escondido Union High School District,
0.000%, 08/01/2034(Insured by AGC)	105,000	141,997
Fresno Joint Powers Financing Authority:
5.000%, 04/01/2020	250,000	259,165
5.000%, 04/01/2027(Insured by AGM)	305,000	360,980
Golden State Tobacco Securitization Corp.,
5.000%, 06/01/2022	365,000	396,397
Imperial Community College District,
0.000%, 08/01/2040(Callable 08/01/2030)(Insured by AGM)	140,000	171,713
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027(Callable 09/01/2025)(Insured by BAM)	275,000	317,119
Lake Elsinore School Financing Authority:
5.000%, 09/01/2028(Callable 09/01/2027)(Insured by BAM)	150,000	178,521
5.000%, 09/01/2029(Callable 09/01/2027)(Insured by BAM)	240,000	283,793
5.000%, 09/01/2030(Callable 09/01/2027)(Insured by BAM)	250,000	292,870
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	101,053
5.000%, 11/15/2029	50,000	58,555
Northern California Gas Authority,
2.235%, 07/01/2019 (3 Month LIBOR USD + 0.630%)(2)	295,000	295,091
Norwalk-La Mirada Unified School District,
0.000%, 08/01/2029(Insured by AGC)	210,000	223,259
Oak Park Unified School District,
0.000%, 08/01/2038(Callable 08/01/2031)(Insured by AGM)	110,000	130,921
Oceanside Unified School District,
0.000%, 08/01/2051(Pre-refunded to 08/01/2022)	1,000,000	148,330
Pajaro Valley Unified School District:
5.000%, 08/01/2032(Callable 08/01/2019)(Insured by BAM)(6)	300,000	304,452
5.000%, 08/01/2033(Callable 08/01/2019)(Insured by BAM)(6)	300,000	304,350
5.000%, 08/01/2034(Callable 08/01/2019)(Insured by BAM)(6)	640,000	649,062
Redondo Beach Unified School District:
0.000%, 08/01/2031	20,000	21,808
6.375%, 08/01/2034(Callable 08/01/2026)	590,000	747,854
Richmond Joint Powers Financing Authority,
5.500%, 11/01/2029(Callable 11/01/2025)	300,000	346,983
Rio Hondo Community College District:
0.000%, 08/01/2042(Callable 08/01/2034)	125,000	128,949
0.000%, 08/01/2042(Callable 08/01/2034)	285,000	298,400
Riverside County Public Financing Authority,
5.000%, 10/01/2026(Callable 10/01/2025)(Insured by AGM)	250,000	292,790
San Bernardino City Unified School District,
5.000%, 08/01/2027(Callable 08/01/2023)(Insured by AGM)	450,000	506,669
San Diego Unified School District,
4.000%, 07/01/2032(Callable 07/01/2026)	300,000	321,459
San Mateo Foster City School District,
0.000%, 08/01/2026	75,000	72,416
Santa Paula Union High School District,
0.000%, 08/01/2037(Callable 08/01/2027)	80,000	75,565
School District of Belmont-Redwood Shores CA,
0.000%, 08/01/2031(Callable 08/01/2026)	100,000	105,871
Silicon Valley Clean Water,
5.000%, 02/01/2039(Callable 02/01/2024)	290,000	323,341
Solano County Community College District:
0.000%, 08/01/2027(Callable 08/01/2025)	90,000	83,250
0.000%, 08/01/2041(Callable 08/01/2028)	325,000	295,129
State of California,
5.000%, 08/01/2031(Callable 02/01/2025)	450,000	511,429
Summerville Union High School District,
0.000%, 08/01/2033(Callable 08/01/2028)(Insured by BAM)	25,000	22,545
Temecula Valley Unified School District,
0.000%, 08/01/2035(Callable 08/01/2024)(Insured by BAM)	200,000	205,778
Upland Unified School District,
0.000%, 08/01/2041(Callable 08/01/2025)	745,000	882,967
West Hills Community College District,
0.000%, 08/01/2035(Callable 08/01/2027)(Insured by AGM)	50,000	48,137
Westside Union School District,
0.000%, 08/01/2028	160,000	121,096
Wiseburn School District,
0.000%, 08/01/2036(Callable 08/01/2031)(Insured by AGM)	50,000	45,034
		19,027,736	5.0%
Colorado
Board of Governors of Colorado State University System,
5.000%, 03/01/2032(Callable 03/01/2027)	125,000	143,656
Bromley Park Metropolitan District,
5.000%, 12/01/2023(Insured by BAM)	225,000	251,833
Canterberry Crossing Metropolitan District II:
5.000%, 12/01/2030(Callable 12/01/2028)(Insured by AGM)	235,000	277,018
5.000%, 12/01/2031(Callable 12/01/2028)(Insured by AGM)	250,000	293,290
5.000%, 12/01/2032(Callable 12/01/2028)(Insured by AGM)	530,000	620,286
City & County of Denver Co.:
0.000%, 08/01/2030(Callable 08/01/2026)	500,000	329,875
0.000%, 08/01/2031(Callable 08/01/2026)	150,000	94,435
0.000%, 08/01/2032(Callable 08/01/2026)	335,000	201,449
City of Commerce City CO:
5.000%, 12/15/2028(Callable 12/15/2027)(Insured by AGM)	100,000	118,003
5.000%, 12/15/2029(Callable 12/15/2027)(Insured by AGM)	310,000	362,588
5.000%, 12/15/2030(Callable 12/15/2027)(Insured by AGM)	500,000	579,250
City of Fort Lupton CO:
5.000%, 12/01/2027(Insured by AGM)	75,000	89,497
5.000%, 12/01/2028(Callable 12/01/2027)(Insured by AGM)	210,000	248,936
5.000%, 12/01/2029(Callable 12/01/2027)(Insured by AGM)	250,000	295,265
5.000%, 12/01/2030(Callable 12/01/2027)(Insured by AGM)	350,000	411,551
City of Sheridan CO,
5.000%, 12/01/2042(Callable 12/01/2025)	1,130,000	1,279,883
Colorado Educational & Cultural Facilities Authority:
5.000%, 10/01/2020	400,000	417,160
4.000%, 11/15/2021	475,000	492,043
4.000%, 11/15/2022	445,000	465,096
4.000%, 12/15/2025	1,340,000	1,370,807
4.000%, 04/01/2028	540,000	581,115
5.000%, 08/15/2030(Callable 08/15/2024)	500,000	544,840
Colorado Health Facilities Authority:
5.000%, 12/01/2023	50,000	55,425
5.000%, 02/01/2025(Callable 02/01/2021)	100,000	105,279
5.000%, 06/01/2027	750,000	847,665
5.500%, 07/01/2034(Callable 07/01/2019)	75,000	76,281
1.875%, 07/01/2039(Mandatory Tender Date 11/06/2019)(1)	350,000	348,649
Colorado Housing & Finance Authority:
1.850%, 04/01/2020(Mandatory Tender Date 10/01/2019)(1)	1,500,000	1,495,800
4.000%, 05/01/2048(Callable 11/01/2026)(Insured by GNMA)	460,000	481,781
Colorado School of Mines,
5.000%, 12/01/2029(Callable 12/01/2027)(Insured by ST)	125,000	147,199
Denver City & County School District No. 1:
5.000%, 12/01/2029(Callable 03/01/2021)	500,000	528,615
5.000%, 12/01/2030(Callable 03/01/2021)	395,000	417,349
5.000%, 12/01/2031(Callable 03/01/2021)	595,000	628,148
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	452,788
5.000%, 12/01/2027	340,000	388,246
E-470 Public Highway Authority,
2.729%, 09/01/2039 (1 Month LIBOR USD + 1.050%)(Callable 03/01/2021)(Mandatory Tender Date 09/01/2021)(2)	500,000	503,475
El Paso County School District No. 3,
5.000%, 12/01/2030(Callable 12/01/2022)(Insured by ST)	250,000	275,893
Glen Metropolitan District No. 1,
2.500%, 12/01/2025(Insured by BAM)	130,000	129,588
Grand River Hospital District:
5.250%, 12/01/2030(Callable 12/01/2028)(Insured by AGM)	350,000	415,093
5.250%, 12/01/2031(Callable 12/01/2028)(Insured by AGM)	1,190,000	1,399,083
Regional Transportation District,
5.000%, 11/01/2033(Callable 11/01/2027)	500,000	587,625
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	238,000	235,653
State of Colorado,
4.000%, 03/15/2030(Callable 03/15/2022)	175,000	182,361
Sterling Hills West Metropolitan District,
5.000%, 12/01/2027	230,000	261,108
Vista Ridge Metropolitan District:
5.000%, 12/01/2025(Insured by BAM)	600,000	680,388
5.000%, 12/01/2026(Insured by BAM)	460,000	527,491
Woodmen Road Metropolitan District,
3.000%, 12/01/2027(Insured by BAM)	1,605,000	1,640,037
		22,278,896	5.9%
Connecticut
City of Hartford CT:
5.000%, 04/01/2027(Callable 04/01/2023)(Insured by BAM)	550,000	599,461
5.000%, 10/01/2034(Pre-refunded to 10/01/2024)	250,000	287,863
City of New Haven CT,
3.000%, 04/03/2019	2,000,000	2,004,440
Connecticut Housing Finance Authority,
4.000%, 11/15/2047(Callable 11/15/2026)	220,000	230,058
Connecticut State Health & Educational Facilities Authority:
5.000%, 11/01/2026(Callable 11/01/2022)	135,000	145,704
4.000%, 07/01/2036(Callable 07/01/2028)	1,000,000	1,043,380
State of Connecticut:
5.000%, 04/15/2024	175,000	194,960
5.000%, 09/01/2027(Callable 09/01/2026)	1,000,000	1,149,220
5.000%, 10/01/2027(Callable 10/01/2023)	685,000	754,370
5.000%, 07/15/2030(Callable 07/15/2023)	225,000	241,864
5.000%, 09/01/2033(Callable 09/01/2026)	300,000	334,263
Town of Hamden CT,
4.000%, 08/15/2019(Insured by BAM)	250,000	252,813
University of Connecticut:
5.000%, 01/15/2031(Callable 01/15/2027)(Insured by AGM)	1,000,000	1,140,290
5.000%, 02/15/2031(Callable 02/15/2021)	100,000	104,867
		8,483,553	2.2%
District of Columbia
District of Columbia,
5.000%, 06/01/2035(Callable 06/01/2024)	2,000,000	2,229,020
District of Columbia Housing Finance Agency:
2.000%, 09/01/2021(Mandatory Tender Date 09/01/2020)(1)	825,000	823,251
3.500%, 06/15/2023	370,000	378,136
District of Columbia Water & Sewer Authority,
5.000%, 10/01/2037(Callable 04/01/2026)	275,000	309,227
Metropolitan Washington Airports Authority:
0.000%, 10/01/2029(Insured by AGC)	90,000	61,406
5.000%, 10/01/2033(Callable 10/01/2025)	250,000	284,568
6.500%, 10/01/2041(Callable 10/01/2026)(Insured by AGC)	305,000	379,698
6.500%, 10/01/2044(Callable 10/01/2028)	590,000	735,588
6.500%, 10/01/2044(Callable 10/01/2028)(Insured by AGM)	850,000	1,073,405
		6,274,299	1.7%
Florida
City of Fort Myers FL:
5.000%, 12/01/2029(Callable 12/01/2025)	475,000	545,058
4.000%, 12/01/2037(Callable 12/01/2025)	1,000,000	1,024,260
4.000%, 12/01/2038(Callable 12/01/2025)	500,000	510,590
City of Orlando FL:
5.000%, 10/01/2027(Pre-refunded to 10/01/2020)	100,000	105,380
5.000%, 11/01/2034(Callable 11/01/2027)(Insured by AGM)	775,000	878,959
City of Tallahassee FL:
5.000%, 12/01/2029(Callable 12/01/2025)	560,000	625,722
5.000%, 10/01/2033(Callable 10/01/2025)	1,250,000	1,431,950
5.000%, 10/01/2034(Callable 10/01/2023)	1,225,000	1,360,007
5.000%, 10/01/2034(Callable 10/01/2024)	500,000	564,770
County of Miami-Dade FL:
5.000%, 04/01/2027(Callable 04/01/2026)	120,000	141,065
5.000%, 10/01/2032(Callable 10/01/2026)	35,000	40,116
0.000%, 10/01/2034(Callable 10/01/2029)(Insured by AGC)	165,000	214,343
0.000%, 10/01/2039(Callable 10/01/2029)(Insured by AGC)	235,000	302,633
Escambia County Health Facilities Authority,
1.770%, 11/15/2029(Optional Put Date 01/02/2019)(Insured by AGC)(1)	830,000	830,000
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,467,400
Florida Housing Finance Corp.:
4.350%, 01/01/2046(Callable 01/01/2024)	550,000	554,532
4.000%, 07/01/2047(Callable 07/01/2025)(Insured by GNMA)	315,000	327,408
Florida Municipal Loan Council:
5.000%, 10/01/2024	115,000	131,283
5.000%, 10/01/2025	110,000	127,410
5.000%, 10/01/2026	90,000	105,611
Florida Municipal Power Agency,
4.000%, 10/01/2030(Callable 10/01/2027)	500,000	544,615
Heritage Bay Community Development District,
2.000%, 05/01/2019	225,000	224,928
Highlands County Health Facilities Authority,
1.710%, 11/15/2037(Callable 01/02/2019)(Optional Put Date 01/07/2019)(1)	2,350,000	2,350,000
Hillsborough County Aviation Authority,
5.000%, 10/01/2035(Callable 10/01/2024)	500,000	551,000
JEA Water & Sewer System Revenue:
5.000%, 10/01/2028(Callable 10/01/2027)	600,000	702,234
5.000%, 10/01/2032(Callable 10/01/2027)	660,000	759,191
Manatee County School District,
5.000%, 10/01/2020(Insured by AGM)	100,000	105,451
Martin County Health Facilities Authority:
3.370%, 11/15/2021	295,000	303,785
5.000%, 11/15/2023	260,000	289,476
Miami Health Facilities Authority:
5.000%, 07/01/2020	140,000	145,019
5.000%, 07/01/2021	250,000	263,842
Miami-Dade County Industrial Development Authority:
5.000%, 01/15/2020	350,000	357,210
5.000%, 01/15/2021	365,000	378,633
Monroe County School District,
5.000%, 10/01/2025(Insured by AGM)	200,000	232,600
Orange County Convention Center,
5.000%, 10/01/2032(Callable 10/01/2026)	1,000,000	1,149,170
Orange County School Board:
5.000%, 08/01/2031(Callable 08/01/2025)	990,000	1,122,541
5.000%, 08/01/2033(Callable 08/01/2026)	150,000	171,288
Palm Beach County Health Facilities Authority,
4.750%, 07/01/2025(Pre-refunded to 07/01/2020)(Insured by AGM)	130,000	135,532
Pinellas County Health Facilities Authority,
3.629%, 11/15/2023(Insured by NATL)(1)(5)	225,000	225,000
Pinellas County School Board,
5.000%, 07/01/2033(Callable 07/01/2027)	515,000	592,564
Reedy Creek Improvement District,
4.000%, 06/01/2035(Callable 06/01/2027)	1,000,000	1,051,020
School Board of Miami-Dade County,
5.000%, 11/01/2030(Callable 11/01/2024)	185,000	208,221
Village Community Development District No. 7,
4.000%, 05/01/2021	230,000	237,855
		24,389,672	6.4%
Georgia
Barnesville-Lamar County Industrial Development Authority,
5.000%, 06/01/2028	175,000	207,930
Burke County Development Authority:
2.350%, 10/01/2032(Mandatory Tender Date 12/11/2020)(1)	100,000	99,717
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	140,000	139,586
Chatham County Hospital Authority,
5.000%, 01/01/2031(Pre-refunded to 01/01/2022)	150,000	163,245
City of Atlanta GA:
5.000%, 01/01/2025(Callable 01/01/2020)	225,000	231,095
5.500%, 11/01/2027(Insured by AGM)	145,000	174,021
5.000%, 01/01/2028(Callable 01/01/2020)	1,000,000	1,026,690
City of Dahlonega GA,
4.000%, 09/01/2021(Insured by AGM)	150,000	156,898
Gainesville & Hall County Hospital Authority,
5.000%, 02/15/2029(Callable 02/15/2027)	475,000	544,445
Monroe County Development Authority,
2.050%, 07/01/2049(Mandatory Tender Date 11/19/2021)(1)	750,000	731,497
Morgan County Hospital Authority,
2.750%, 09/01/2019(Callable 03/01/2019)	750,000	750,667
		4,225,791	1.1%
Illinois
Bourbonnais Township Park District:
4.000%, 12/15/2023(Insured by BAM)	100,000	103,220
4.000%, 12/15/2024(Insured by BAM)	125,000	129,210
4.000%, 12/15/2025(Insured by BAM)	130,000	134,196
4.000%, 12/15/2026(Callable 12/15/2025)(Insured by BAM)	135,000	138,610
Bureau County Township High School District No. 502:
4.000%, 12/01/2031(Callable 12/01/2027)(Insured by BAM)	1,330,000	1,412,965
6.625%, 10/01/2043(Pre-refunded to 12/01/2023)(Insured by BAM)	290,000	351,831
Chicago Board of Education,
5.000%, 12/01/2023(Insured by AGM)	1,000,000	1,092,580
Chicago Park District,
5.000%, 01/01/2024	580,000	632,873
City of Berwyn IL,
4.000%, 12/01/2020	100,000	102,272
City of Chicago IL:
4.000%, 01/01/2019	210,000	210,000
4.250%, 01/01/2019(ETM)	175,000	175,000
5.000%, 01/01/2021(Callable 01/01/2020)(Partially Pre-refunded)	115,000	117,044
5.000%, 01/01/2023(Callable 01/01/2020)(Partially Pre-refunded)	125,000	127,086
5.000%, 01/01/2023	170,000	185,587
5.000%, 01/01/2024	250,000	264,697
5.000%, 01/01/2025(Callable 01/01/2024)(Insured by AGM)	110,000	122,891
5.000%, 01/01/2026(Callable 01/01/2024)	250,000	262,140
0.000%, 01/01/2027(Insured by NATL)	300,000	229,122
5.000%, 11/01/2027(Callable 11/01/2024)	175,000	194,171
5.000%, 11/01/2028(Callable 11/01/2027)(Insured by AGM)	625,000	719,719
5.625%, 01/01/2031(Callable 01/01/2027)	250,000	275,765
5.000%, 11/01/2033(Callable 11/01/2027)(Insured by AGM)	375,000	420,105
City of Country Club Hills IL,
4.000%, 12/01/2019(Insured by BAM)	195,000	197,968
City of Decatur IL,
4.250%, 03/01/2030	250,000	262,510
City of Kankakee IL,
4.500%, 05/01/2031(Callable 05/01/2025)(Insured by AGM)	135,000	143,608
City of Rockford IL,
3.000%, 12/15/2022(Insured by AGM)	150,000	152,011
Cook & Will Counties Community College District No. 515,
4.000%, 12/01/2021(Callable 06/01/2020)(Insured by AGM)	690,000	703,759
Cook & Will Counties School District No. 194:
4.000%, 12/01/2025(Callable 12/01/2024)(Insured by BAM)	160,000	171,200
4.000%, 12/01/2026(Callable 12/01/2024)(Insured by BAM)	130,000	138,011
Cook County Community Consolidated School District No. 65,
0.000%, 12/01/2023	200,000	175,830
Cook County School District No. 104,
0.000%, 12/01/2022(ETM)	500,000	459,170
Cook County School District No. 130:
5.000%, 12/01/2027(Callable 12/01/2025)(Insured by AGM)	1,195,000	1,336,034
5.000%, 12/01/2028(Callable 12/01/2025)(Insured by AGM)	1,000,000	1,111,440
Cook County School District No. 144,
0.000%, 12/01/2021(Insured by AGM)	65,000	60,170
Cook County School District No. 163:
6.000%, 12/15/2025(Insured by BAM)	430,000	512,366
6.000%, 12/15/2027(Insured by BAM)	1,150,000	1,404,783
Cook County School District No. 63,
2.375%, 12/01/2028(Callable 12/01/2023)(1)	1,500,000	1,532,505
Cook County School District No. 83,
5.625%, 06/01/2033	775,000	896,791
Darien Park District,
4.150%, 12/15/2026(Callable 12/15/2019)	200,000	203,484
Decatur Park District,
4.000%, 03/01/2019(Callable 01/31/2019)	525,000	525,819
DeKalb County Community Unit School District No. 428,
0.000%, 01/01/2030(Callable 07/01/2020)	300,000	164,703
DuPage County High School District No. 87,
5.000%, 01/01/2029(Callable 01/01/2025)	315,000	353,367
Ford, Champaign Counties Community Unit School District No. 10,
5.000%, 12/01/2027(Callable 12/01/2026)(Insured by AGM)	600,000	695,382
Governors State University:
5.000%, 07/01/2019(Insured by BAM)	250,000	253,052
5.000%, 07/01/2020(Insured by BAM)	190,000	196,557
Illinois Development Finance Authority,
1.720%, 05/01/2031(Optional Put Date 01/02/2019)(1)	525,000	525,000
Illinois Finance Authority:
5.000%, 10/01/2019	525,000	531,562
5.000%, 02/15/2021	100,000	106,271
5.000%, 10/01/2021	170,000	176,564
5.000%, 10/01/2023	205,000	216,123
4.375%, 12/01/2028(Callable 12/01/2023)(7)	300,000	228,573
5.000%, 01/01/2029(Callable 01/01/2027)	465,000	528,194
5.000%, 01/01/2030(Callable 01/01/2027)	90,000	101,618
5.250%, 02/15/2030(Pre-refunded to 02/15/2020)	245,000	254,131
5.000%, 08/01/2030(Callable 08/01/2024)	1,065,000	1,191,032
6.250%, 10/01/2033(Callable 10/01/2020)	150,000	151,856
4.000%, 05/15/2034(Callable 05/15/2026)	200,000	204,220
2.994%, 05/01/2036 (1 Month LIBOR USD + 1.350%)(Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(2)	300,000	300,960
6.625%, 11/01/2039(Pre-refunded to 05/01/2019)	50,000	50,796
4.000%, 12/01/2040(Callable 12/01/2027)	270,000	274,247
4.000%, 12/01/2042(Callable 12/01/2027)	275,000	278,286
1.720%, 08/01/2043(Optional Put Date 01/02/2019)(1)	950,000	950,000
5.100%, 12/01/2043(Callable 12/01/2023)(7)	1,000,000	665,230
Illinois Housing Development Authority:
3.100%, 02/01/2035(Callable 02/01/2026)	1,200,000	1,139,916
2.450%, 06/01/2043(Callable 01/01/2023)(Insured by GNMA)	688,416	633,756
Illinois State University:
3.500%, 04/01/2020	320,000	321,811
5.000%, 04/01/2023(Callable 04/01/2021)(Insured by BAM)	440,000	458,942
5.000%, 04/01/2031(Callable 04/01/2028)(Insured by AGM)	500,000	562,980
Knox & Warren Counties Community Unit School District No. 205:
6.000%, 01/01/2030(Callable 01/01/2021)	285,000	304,001
6.125%, 01/01/2036(Callable 01/01/2021)	1,400,000	1,495,032
Lake County Community Consolidated School District No. 34,
3.000%, 01/01/2019	100,000	100,000
Macoupin, Sangaman & Montgomery Government Bonds,
4.250%, 12/01/2032(Callable 12/01/2023)(Insured by AGM)	685,000	711,270
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2019(Insured by NATL)	375,000	370,301
0.000%, 06/15/2020(Insured by NATL)	140,000	133,969
5.500%, 12/15/2023(Insured by NATL)	150,000	163,405
5.700%, 06/15/2025(Pre-refunded to 06/15/2022)(Insured by NATL)	15,000	16,992
5.700%, 06/15/2025(Callable 06/15/2022)(Insured by NATL)	50,000	54,827
Metropolitan Water Reclamation District of Greater Chicago:
5.000%, 12/01/2031(Callable 12/01/2021)	1,010,000	1,077,811
5.000%, 12/01/2034(Callable 12/01/2026)	1,500,000	1,676,235
Monroe & St. Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2021(Insured by BAM)	100,000	106,337
Ogle & Winnebago Counties Community Unit School District:
5.000%, 12/01/2023(Insured by BAM)	415,000	461,849
5.000%, 12/01/2024(Insured by BAM)	100,000	112,544
Peoria City School District No. 150,
5.000%, 01/01/2026(Insured by BAM)	330,000	373,141
Peoria Public Building Commission,
0.000%, 12/01/2021(Callable 12/01/2019)(Insured by AGC)	440,000	383,244
Railsplitter Tobacco Settlement Authority,
5.250%, 06/01/2020	135,000	140,553
Sales Tax Securitization Corp.:
5.000%, 01/01/2028	1,500,000	1,705,815
5.000%, 01/01/2029	2,500,000	2,861,600
Sangamon County Water Reclamation District,
5.000%, 01/01/2021	80,000	83,804
Shelby Christian Macon Counties Community School District,
4.000%, 12/01/2027(Callable 12/01/2023)(Insured by AGM)	155,000	163,127
Southwestern Illinois Development Authority,
5.100%, 02/01/2029(Callable 02/01/2019)(Partially Pre-refunded)(Insured by AGC)	100,000	100,226
St. Clair County Community Consolidated School District,
0.000%, 12/01/2021	200,000	184,926
State of Illinois:
0.000%, 08/01/2019	150,000	147,567
0.000%, 08/01/2019	110,000	108,216
5.000%, 12/01/2019	500,000	511,315
5.000%, 01/01/2022(Callable 01/01/2020)	220,000	223,890
6.000%, 06/15/2024(Insured by NATL)	100,000	113,418
5.000%, 08/01/2024(Callable 08/01/2022)	665,000	693,701
5.000%, 10/01/2026	1,000,000	1,072,170
5.000%, 05/01/2027(Callable 05/01/2024)	150,000	157,346
5.000%, 06/15/2027(Callable 06/15/2021)	1,500,000	1,558,800
5.250%, 07/01/2028(Callable 07/01/2023)	175,000	184,432
5.500%, 07/01/2033(Callable 07/01/2023)	410,000	433,341
4.000%, 06/15/2038(Callable 06/15/2028)(Insured by BAM)	2,500,000	2,446,975
Town of Cicero IL:
5.000%, 01/01/2019(Insured by AGM)	400,000	400,000
5.000%, 01/01/2019(Insured by BAM)	205,000	205,000
University of Illinois,
5.000%, 10/01/2021	700,000	751,513
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2023	600,000	659,292
5.000%, 12/01/2024	485,000	538,559
Village of Cary IL,
1.500%, 03/01/2019(Insured by BAM)	127,000	126,788
Village of Coal City IL,
4.100%, 12/01/2023(Pre-refunded to 12/01/2019)(Insured by AGC)	520,000	529,994
Village of Crestwood IL:
4.000%, 12/15/2021(Insured by BAM)	250,000	261,615
4.500%, 12/15/2026(Callable 12/15/2022)(Insured by BAM)	200,000	214,954
Village of Franklin Park IL,
5.000%, 04/01/2023(Insured by BAM)	460,000	502,141
Village of Lansing IL,
5.000%, 03/01/2020(Insured by AGM)	455,000	470,047
Village of River Grove IL:
4.000%, 12/15/2027(Callable 12/15/2026)(Insured by BAM)	135,000	140,784
4.000%, 12/15/2028(Callable 12/15/2026)(Insured by BAM)	205,000	212,597
Will County Community High School District No. 210:
4.000%, 01/01/2022(Callable 01/31/2019)	85,000	85,009
0.000%, 01/01/2023(Insured by AGM)	140,000	123,666
0.000%, 01/01/2026(Insured by AGM)	195,000	152,141
0.000%, 01/01/2027	660,000	476,381
0.000%, 01/01/2027(Insured by AGM)	115,000	86,190
0.000%, 01/01/2028	465,000	319,395
0.000%, 01/01/2028(Insured by AGM)	180,000	128,527
0.000%, 01/01/2029	40,000	26,145
0.000%, 01/01/2033	175,000	91,471
3.375%, 01/01/2033(Callable 01/01/2023)	80,000	64,574
Will County Community Unit School District No. 201,
0.000%, 11/01/2019(Insured by NATL)	905,000	887,452
Will County IL School District No. 365,
0.000%, 11/01/2021(Insured by AGM)	505,000	472,185
Will County Township High School District No. 204:
5.000%, 01/01/2025	125,000	141,924
6.250%, 01/01/2031(Callable 01/01/2021)	300,000	322,848
		57,727,044	15.2%

Indiana
Blue River Valley School Building Corp.,
2.250%, 07/15/2019(Insured by ST)	235,000	235,197
Carmel Redevelopment Authority,
4.000%, 08/01/2033(Callable 08/01/2022)	250,000	260,400
City of Jeffersonville IN,
5.000%, 01/01/2030(Callable 01/01/2028)(Insured by BAM)	325,000	378,693
City of Lawrence IN,
5.000%, 01/01/2027(Insured by BAM)	385,000	448,891
City of Whiting IN,
1.850%, 06/01/2044(Mandatory Tender Date 10/01/2019)(1)	450,000	449,168
East Allen Multi School Building Corp.,
5.000%, 07/15/2026(Callable 01/15/2023)(Insured by ST)	165,000	182,803
Franklin Township Community School Corp.,
5.000%, 01/15/2035(Callable 01/15/2023)(Insured by ST)	775,000	841,131
Hammond Multi-School Building Corp.,
4.500%, 07/15/2026(Callable 01/15/2024)(Insured by ST)	625,000	685,013
Hammond Sanitary District:
5.000%, 01/15/2022(Insured by BAM)	285,000	310,656
5.000%, 07/15/2026(Insured by BAM)	610,000	711,382
5.000%, 01/15/2028(Callable 07/15/2027)(Insured by BAM)	295,000	343,713
Indiana Bond Bank:
2.370%, 10/15/2022 (SIFMA Municipal Swap Index + 0.660%)(2)	125,000	124,581
2.602%, 10/15/2022 (3 Month LIBOR USD + 0.970%)(2)	510,000	510,051
Indiana Finance Authority:
5.000%, 10/01/2023	180,000	200,178
5.500%, 08/15/2045(Callable 08/15/2020)	165,000	171,217
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031(Mandatory Tender Date 11/02/2021)(1)	500,000	492,500
Indiana Municipal Power Agency,
5.000%, 01/01/2032(Callable 01/01/2025)	1,000,000	1,121,210
IPS Multi-School Building Corp.,
5.000%, 07/15/2026(Callable 01/15/2025)(Insured by ST)	925,000	1,057,654
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029(Insured by ST)	1,000,000	1,183,580
Loogootee School Building Corp.,
4.000%, 07/15/2026(Insured by ST)	135,000	147,822
Middlebury Community Schools,
3.000%, 07/15/2019(Insured by ST)	400,000	401,432
Munster School Building Corp.,
4.000%, 07/15/2024(Insured by ST)	170,000	183,374
North Montgomery High School Building Corp.,
5.000%, 07/15/2033(Callable 07/15/2026)(Insured by ST)	165,000	188,176
Shelbyville Central Renovation School Building Corp.,
5.000%, 01/15/2029(Callable 07/15/2026)(Insured by ST)	220,000	255,583
Tipton County Jail Building Corp.,
5.000%, 01/15/2027(Insured by ST)	245,000	284,298
Westfield High School Building Corp.:
5.000%, 01/15/2029(Callable 01/15/2026)(Insured by ST)	250,000	283,013
5.000%, 01/15/2030(Callable 01/15/2026)(Insured by ST)	300,000	337,383
5.000%, 07/15/2031(Callable 01/15/2026)(Insured by ST)	150,000	167,784
		11,956,883	3.1%
Iowa
City of Coralville IA:
4.000%, 06/01/2019	100,000	100,088
4.000%, 05/01/2022	100,000	101,052
		201,140	0.1%
Kansas
City of Hutchinson KS:
4.000%, 12/01/2020	330,000	335,524
4.000%, 12/01/2021	360,000	368,442
5.000%, 12/01/2022	140,000	149,085
City of Wichita KS,
3.000%, 09/01/2023(Callable 09/01/2022)	1,155,000	1,151,985
Kansas Development Finance Authority,
5.000%, 12/01/2019(Insured by BAM)	250,000	255,818
State of Kansas Department of Transportation,
1.974%, 09/01/2019 (1 Month LIBOR USD + 0.400%)(2)	115,000	115,130
		2,375,984	0.6%
Kentucky
Kentucky Public Energy Authority,
4.000%, 04/01/2048(Callable 01/02/2024)(Mandatory Tender Date 04/01/2024)(1)	550,000	574,855
Louisville & Jefferson County Metropolitan Government,
5.000%, 10/01/2019	325,000	332,036
Paducah Electric Plant Board,
5.000%, 10/01/2032(Callable 10/01/2026)(Insured by AGM)	1,000,000	1,111,680
		2,018,571	0.5%
Louisiana
City of Shreveport LA,
5.000%, 08/01/2023(Insured by BAM)	350,000	390,348
Louisiana Public Facilities Authority,
5.000%, 10/01/2023	1,000,000	1,098,930
St. Tammany Parish Wide School District No. 12:
4.000%, 03/01/2035(Callable 03/01/2027)	100,000	105,262
4.000%, 03/01/2036(Callable 03/01/2027)	115,000	120,546
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034(Insured by AGM)	715,000	414,414
		2,129,500	0.6%
Maine
Maine State Housing Authority:
3.500%, 11/15/2045(Callable 05/15/2025)	225,000	230,522
4.000%, 11/15/2045(Callable 11/15/2025)	505,000	524,003
3.500%, 11/15/2046(Callable 11/15/2025)	60,000	61,380
		815,905	0.2%
Massachusetts
Massachusetts Housing Finance Agency:
4.000%, 12/01/2028(Callable 06/01/2023)	1,000,000	1,041,430
4.500%, 12/01/2048(Callable 12/01/2027)	2,000,000	2,148,420
Town of Ashburnham MA,
4.250%, 07/01/2021(Callable 01/31/2019)(Insured by AGC)	700,000	701,155
University of Massachusetts Building Authority,
5.000%, 11/01/2039(Callable 11/01/2024)	325,000	362,079
		4,253,084	1.2%
Michigan
City of Detroit MI:
5.250%, 07/01/2019(Insured by AGM)	1,000,000	1,015,310
5.000%, 07/01/2039(Callable 07/01/2022)(Insured by AGM)	185,000	197,062
5.250%, 07/01/2041(Callable 07/01/2021)	50,000	53,180
City of Wyandotte MI,
5.000%, 10/01/2023(Insured by BAM)	25,000	27,625
Detroit Michigan School District,
5.000%, 05/01/2033(Callable 05/01/2022)(Insured by Q-SBLF)	1,000,000	1,075,010
Flushing Community Schools,
4.000%, 05/01/2029(Callable 05/01/2028)(Insured by Q-SBLF)	220,000	244,330
Lake Orion Community School District,
5.000%, 05/01/2025(Insured by Q-SBLF)	1,635,000	1,895,619
Michigan Finance Authority:
5.000%, 07/01/2034(Callable 07/01/2025)	250,000	276,045
1.100%, 11/15/2046(Mandatory Tender Date 08/15/2019)(1)	565,000	561,452
Romeo Community School District,
5.000%, 05/01/2029(Callable 05/01/2026)(Insured by Q-SBLF)	1,000,000	1,151,230
Roseville Community Schools,
5.000%, 05/01/2026(Insured by Q-SBLF)	400,000	469,196
Trenton Public Schools School District:
5.000%, 05/01/2029(Callable 05/01/2028)(Insured by Q-SBLF)	135,000	160,816
5.000%, 05/01/2030(Callable 05/01/2028)(Insured by Q-SBLF)	300,000	354,921
Warren Consolidated Schools:
5.000%, 05/01/2019(Insured by BAM)	130,000	131,305
5.000%, 05/01/2025(Insured by BAM)	300,000	346,482
Wayne County Airport Authority,
5.000%, 12/01/2031(Callable 12/01/2027)	375,000	432,622
Western Michigan University,
5.000%, 11/15/2029(Callable 05/15/2025)	250,000	283,890
Ypsilanti School District,
4.000%, 05/01/2020(Insured by Q-SBLF)	50,000	51,310
		8,727,405	2.3%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	233,770
5.000%, 05/01/2031(Callable 05/01/2027)	220,000	249,944
City of Plato MN,
4.000%, 04/01/2021	280,000	289,663
County of Kanabec MN,
2.750%, 12/01/2019(Callable 01/31/2019)	600,000	599,940
Minnesota Housing Finance Agency:
4.375%, 07/01/2026(Callable 07/01/2021)(Insured by GNMA)	130,000	132,309
3.300%, 07/01/2029(Callable 07/01/2025)	640,000	645,971
1.680%, 04/01/2035	1,000,000	1,000,000
4.000%, 01/01/2038(Callable 01/01/2024)	925,000	960,455
4.000%, 01/01/2047(Callable 01/01/2026)(Insured by GNMA)	885,000	919,949
Plymouth Intermediate District No. 287:
4.000%, 02/01/2027	200,000	220,892
4.000%, 02/01/2028(Callable 02/01/2027)	350,000	382,021
4.000%, 02/01/2037(Callable 02/01/2027)	250,000	260,333
		5,895,247	1.6%
Mississippi
Biloxi Public School District,
5.000%, 04/01/2026(Insured by BAM)	500,000	575,190
City of Gulfport MS,
5.000%, 07/01/2027(Callable 07/01/2026)	500,000	556,030
Mississippi Development Bank:
4.375%, 03/01/2023(Callable 07/01/2019)(Insured by AGC)	150,000	151,388
5.250%, 03/01/2034(Callable 03/01/2028)	490,000	568,772
Mississippi Home Corp.,
2.400%, 02/01/2022(Mandatory Tender Date 08/01/2021)(1)	500,000	499,745
Southwest Mississippi Regional Medical Center,
2.100%, 06/01/2019(Callable 01/31/2019)	350,000	349,408
State of Mississippi:
5.000%, 10/01/2032(Callable 10/01/2027)	215,000	252,545
5.000%, 10/15/2034(Callable 10/15/2025)	1,000,000	1,108,290
West Rankin Utility Authority:
5.000%, 01/01/2028(Callable 01/01/2025)(Insured by AGM)	110,000	124,959
5.000%, 01/01/2029(Callable 01/01/2025)(Insured by AGM)	275,000	311,905
5.000%, 01/01/2030(Callable 01/01/2025)(Insured by AGM)	590,000	667,426
		5,165,658	1.4%
Missouri
County of Boone MO,
4.000%, 08/01/2019	250,000	252,135
Industrial Development Authority of the City of St. Louis MO,
4.750%, 11/15/2047(Callable 11/15/2026)	500,000	504,875
Missouri Housing Development Commission:
3.700%, 11/01/2035(Callable 05/01/2025)(Insured by GNMA)	150,000	151,005
3.950%, 11/01/2040(Callable 05/01/2025)(Insured by GNMA)	940,000	960,201
4.000%, 05/01/2042(Callable 11/01/2026)(Insured by GNMA)	1,100,000	1,153,196
Move Rolla Transportation Development District,
3.750%, 06/01/2029(Callable 06/01/2026)	405,000	412,610
St. Louis Municipal Finance Corp.,
3.000%, 06/01/2020(Insured by AGM)	130,000	131,745
St. Louis Regional Convention & Sports Complex Authority,
5.250%, 08/15/2019(Insured by AMBAC)	70,000	71,203
State of Missouri Environmental Improvement & Energy Resources Authority,
2.650%, 12/01/2022(Insured by NATL)(1)(5)	600,000	600,000
State of Missouri Health & Educational Facilities Authority,
4.000%, 08/01/2019	150,000	151,426
		4,388,396	1.2%
Montana
City of Billings MT,
5.000%, 07/01/2028(Callable 07/01/2027)	300,000	359,616
Montana Board of Housing:
3.600%, 12/01/2030(Callable 06/01/2022)	410,000	413,928
3.750%, 12/01/2038(Callable 12/01/2027)(Insured by FHA)	495,000	496,480
Yellowstone County School District No. 8,
5.000%, 07/01/2027	225,000	266,485
		1,536,509	0.4%
Nebraska
Central Plains Energy Project:
5.000%, 09/01/2027(Callable 09/01/2022)	290,000	309,853
5.000%, 09/01/2042(Callable 09/01/2022)	575,000	614,365
5.000%, 03/01/2050(Callable 10/01/2023)(Mandatory Tender Date 01/01/2024)(1)	500,000	545,080
County of Buffalo NE:
4.000%, 12/15/2029(Callable 09/13/2021)	200,000	210,598
4.000%, 12/15/2031(Callable 09/13/2021)	300,000	314,850
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	150,000	151,375
Gering School District:
5.000%, 12/01/2031(Callable 05/30/2022)	25,000	27,174
5.000%, 12/01/2033(Callable 05/30/2022)	430,000	465,931
5.000%, 12/01/2034(Callable 05/30/2022)	300,000	324,555
Nebraska Investment Finance Authority:
3.500%, 09/01/2036(Callable 03/01/2025)	395,000	387,321
3.500%, 09/01/2046(Callable 03/01/2025)	170,000	174,456
Papio-Missouri River Natural Resource District:
4.000%, 12/15/2027(Callable 06/15/2022)	150,000	158,052
4.000%, 12/15/2028(Callable 06/15/2022)	210,000	220,349
Village of Boys Town NE,
3.000%, 09/01/2028	1,675,000	1,680,561
		5,584,520	1.5%
Nevada
Clark County School District,
5.000%, 06/15/2032(Callable 06/15/2027)(Insured by BAM)	450,000	513,126
Las Vegas Convention & Visitors Authority,
5.000%, 07/01/2026	1,010,000	1,185,356
Las Vegas Valley Water District,
5.250%, 06/01/2027(Callable 06/01/2021)	1,065,000	1,143,970
Nevada Housing Division:
4.400%, 04/01/2029(Callable 10/01/2021)(Insured by GNMA)	585,000	597,794
5.375%, 10/01/2039(Callable 04/01/2019)(Insured by GNMA)	115,000	115,438
State of Nevada,
5.000%, 06/01/2033(Callable 12/01/2023)	300,000	331,821
Washoe County School District,
5.000%, 05/01/2030(Callable 05/01/2027)	525,000	610,670
		4,498,175	1.2%
New Jersey
City of Atlantic City NJ:
4.000%, 03/01/2019(Insured by AGM)	200,000	200,582
5.000%, 03/01/2020(Insured by AGM)	200,000	206,310
5.000%, 03/01/2021(Insured by BAM)	100,000	105,462
City of Trenton NJ,
4.000%, 07/15/2023(Insured by AGM)	400,000	430,364
City of Union City NJ,
5.000%, 11/01/2023(Insured by ST)	440,000	484,458
Jackson Township School District,
5.250%, 06/15/2019	720,000	729,929
Landis Sewage Authority,
5.433%, 09/19/2019(Insured by NATL)(1)(5)	50,000	50,000
New Jersey Economic Development Authority:
5.000%, 07/15/2019	130,000	131,551
5.000%, 07/15/2020	100,000	103,157
5.000%, 06/15/2023(Insured by BAM)	295,000	324,698
5.000%, 03/01/2024(Callable 03/01/2023)	150,000	162,136
3.125%, 07/01/2029(Callable 07/01/2027)	200,000	200,014
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025(Insured by AGM)	200,000	226,470
4.500%, 11/15/2025(Callable 11/15/2020)	150,000	157,173
4.000%, 07/01/2026(Callable 07/01/2022)	1,000,000	1,053,320
5.000%, 07/01/2026(Callable 07/01/2025)(Insured by AGM)	175,000	200,625
New Jersey Housing & Mortgage Finance Agency:
1.350%, 02/01/2020(Mandatory Tender Date 02/01/2019)(1)	710,000	709,666
4.500%, 10/01/2048(Callable 10/01/2027)	1,660,000	1,782,292
New Jersey Transportation Trust Fund Authority:
5.000%, 06/15/2019	250,000	253,102
5.250%, 12/15/2019	345,000	354,405
0.000%, 12/15/2024(Insured by BHAC)	555,000	470,646
4.000%, 12/15/2037(Callable 12/15/2028)(Insured by BAM)	500,000	505,730
New Jersey Turnpike Authority:
5.000%, 01/01/2026(Callable 01/01/2023)	500,000	550,640
5.000%, 01/01/2029(Callable 01/01/2028)	50,000	59,436
2.394%, 01/01/2030 (1 Month LIBOR USD + 0.750%)(Callable 07/01/2022)(Mandatory Tender Date 01/01/2023)(2)	650,000	653,601
Passaic Valley Sewerage Commission,
5.750%, 12/01/2022	500,000	562,360
		10,668,127	2.8%
New Mexico
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	520,000	538,502
New Mexico Municipal Energy Acquisition Authority,
2.324%, 11/01/2039 (1 Month LIBOR USD + 0.750%)(Callable 02/01/2019)(Mandatory Tender Date 08/01/2019)(2)	315,000	315,053
		853,555	0.2%
New York
City of New York NY,
5.250%, 07/01/2029(Callable 07/01/2023)	250,000	276,477
County of Suffolk NY:
5.000%, 09/26/2019	1,000,000	1,020,300
3.500%, 10/15/2025(Callable 10/15/2019)	50,000	50,427
Metropolitan Transportation Authority,
5.000%, 11/15/2038(Callable 11/15/2023)	500,000	537,910
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046(Callable 11/15/2019)	1,250,000	1,273,887
New York City Transitional Finance Authority:
1.790%, 11/01/2022(Optional Put Date 01/02/2019)(1)	1,600,000	1,600,000
5.000%, 08/01/2031(Callable 08/01/2028)	50,000	59,554
5.000%, 08/01/2034(Callable 08/01/2026)	650,000	742,722
5.000%, 08/01/2038(Callable 08/01/2028)	1,295,000	1,496,360
5.000%, 08/01/2039(Callable 08/01/2024)	105,000	116,107
New York City Water & Sewer System:
5.000%, 06/15/2036(Callable 06/15/2024)	1,000,000	1,115,820
5.000%, 06/15/2036(Callable 06/15/2024)	1,000,000	1,115,820
New York State Dormitory Authority,
5.000%, 07/01/2023(Insured by ST)	150,000	169,251
New York State Thruway Authority,
5.000%, 03/15/2029(Callable 09/15/2021)	1,275,000	1,369,784
Niskayuna Central School District,
1.630%, 03/15/2019(Insured by ST)	165,000	164,629
Port Authority of New York & New Jersey,
5.000%, 09/01/2031(Callable 09/01/2024)	270,000	305,114
State of New York Mortgage Agency,
3.500%, 10/01/2043(Callable 04/01/2023)	325,000	332,326
		11,746,488	3.0%
North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022(Insured by AGC)	150,000	163,417
North Carolina Housing Finance Agency,
4.000%, 07/01/2047(Callable 01/01/2027)	620,000	649,506
North Carolina Medical Care Commission,
5.000%, 06/01/2025(Callable 06/01/2022)	385,000	420,632
North Carolina Turnpike Authority,
4.000%, 01/01/2041(Callable 01/01/2029)(Insured by AGM)	2,000,000	1,997,100
Wilmington Housing Authority,
1.500%, 10/01/2020(Mandatory Tender Date 10/01/2019)(1)	1,000,000	995,800
		4,226,455	1.1%
North Dakota
City of Mandan ND,
2.750%, 09/01/2041(Callable 01/31/2019)	1,050,000	1,031,625
City of Williston ND:
4.250%, 07/15/2025(Callable 07/15/2022)	1,750,000	1,812,685
5.000%, 05/01/2028(Callable 05/01/2023)	480,000	518,875
County of Burleigh ND:
4.000%, 11/01/2021	525,000	542,640
4.000%, 11/01/2029(Callable 11/01/2022)(Insured by AGM)	850,000	890,222
County of Ward ND,
4.000%, 04/01/2026(Callable 04/01/2023)(Insured by AGM)	1,030,000	1,080,367
Jamestown Park District,
2.900%, 07/01/2035(Callable 01/16/2019)	1,435,000	1,414,049
North Dakota Housing Finance Agency,
3.500%, 07/01/2046(Callable 01/01/2026)	385,000	396,354
		7,686,817	2.1%
Ohio
American Municipal Power, Inc.,
5.250%, 02/15/2027(Pre-refunded to 02/15/2022)	285,000	313,209
City of Avon OH,
3.000%, 09/05/2019	800,000	805,864
City of Bowling Green OH,
4.500%, 06/01/2019(ETM)	80,000	80,886
City of Cleveland OH,
5.000%, 10/01/2023	430,000	486,640
Clermont County Port Authority,
5.000%, 12/01/2023(Insured by BAM)	310,000	348,654
Columbus-Franklin County Finance Authority:
3.820%, 11/15/2036(Callable 11/15/2021)	500,000	500,655
4.000%, 11/15/2038(Callable 05/15/2022)	345,000	345,204
County of Franklin OH,
2.140%, 05/15/2050 (SIFMA Municipal Swap Index + 0.430%) (Callable 05/15/2021)(Mandatory Tender Date 11/15/2021)(2)	1,000,000	1,000,410
County of Licking OH:
4.000%, 12/01/2026(Callable 12/01/2021)	105,000	110,421
4.000%, 12/01/2028(Callable 12/01/2021)	250,000	261,610
County of Lorain OH:
2.500%, 04/11/2019	150,000	150,291
4.000%, 12/01/2028(Callable 12/01/2023)	180,000	192,058
5.000%, 12/01/2031(Callable 12/01/2023)	480,000	536,775
County of Trumbull OH,
3.125%, 08/29/2019	400,000	402,580
Lancaster Port Authority,
2.194%, 08/01/2019 (1 Month LIBOR USD + 0.620%)(Callable 02/01/2019)(2)	200,000	199,974
Little Miami Local School District,
5.000%, 11/01/2036(Callable 11/01/2025)(Insured by SD CRED PROG)	1,845,000	2,071,215
New Riegel Local School District,
4.000%, 12/01/2033(Callable 12/01/2020)(Insured by BAM)	215,000	220,768
Ohio Higher Educational Facility Commission,
1.600%, 01/01/2039	1,250,000	1,250,000
Ohio Housing Finance Agency:
3.200%, 09/01/2036(Callable 09/01/2025)(Insured by GNMA)	940,000	891,148
4.000%, 03/01/2047(Callable 09/01/2025)(Insured by GNMA)	345,000	359,369
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034(Callable 02/15/2031)	1,130,000	1,130,034
0.000%, 02/15/2036(Callable 02/15/2031)	335,000	333,482
State of Ohio,
5.000%, 11/15/2028(Callable 05/15/2023)	225,000	250,097
Village of Bratenahl OH,
3.000%, 08/14/2019	775,000	778,480
		13,019,824	3.4%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028(Callable 10/01/2026)	350,000	347,750
Oklahoma Housing Finance Agency,
3.300%, 03/01/2031(Callable 03/01/2022)(Insured by GNMA)	420,000	421,289
Oklahoma Water Resources Board,
5.000%, 10/01/2028(Callable 10/01/2024)	180,000	206,948
		975,987	0.3%
Oregon
Clackamas Community College District,
0.000%, 06/15/2040(Callable 06/15/2027)	425,000	445,417
Port of Portland OR,
3.000%, 07/01/2019	100,000	100,583
Salem Hospital Facility Authority,
5.000%, 05/15/2035(Callable 05/15/2026)	500,000	558,980
State of Oregon Department of Transportation,
5.000%, 11/15/2038(Callable 11/15/2023)	300,000	332,271
State of Oregon Housing & Community Services Department,
2.200%, 12/01/2021(Mandatory Tender Date 12/01/2020)(1)	2,000,000	1,999,240
Umatilla County School District,
0.000%, 06/15/2030(Callable 06/15/2027)(Insured by SCH BD GTY)	100,000	92,724
Umatilla County School District No. 6R:
0.000%, 06/15/2028(Callable 06/15/2027)(Insured by SCH BD GTY)	100,000	93,770
0.000%, 06/15/2035(Callable 06/15/2027)(Insured by SCH BD GTY)	415,000	376,878
		3,999,863	1.0%
Pennsylvania
Bloomsburg PA Area School District,
4.000%, 09/01/2030(6)	250,000	263,780
Commonwealth Financing Authority:
5.000%, 06/01/2022	750,000	815,797
4.000%, 06/01/2039(Callable 06/01/2028)(Insured by AGM)	1,500,000	1,518,765
Deer Lakes School District,
5.000%, 10/01/2020(Insured by AGM)	100,000	105,221
Delaware County Authority,
3.000%, 06/01/2019	200,000	200,278
Greater Latrobe School Authority,
2.250%, 04/15/2019(Callable 01/31/2019)(Insured by AGM)	670,000	670,610
Northampton County General Purpose Authority,
3.110%, 08/15/2043 (SIFMA Municipal Swap Index + 1.400%) (Callable 02/15/2020)(Mandatory Tender Date 08/15/2020)(2)	225,000	226,912
Pennsylvania Higher Educational Facilities Authority:
5.250%, 07/01/2019	275,000	278,245
2.230%, 05/01/2030(Mandatory Tender Date 05/01/2019)(1)	1,000,000	999,740
6.000%, 07/01/2043(Pre-refunded to 07/01/2020)	1,000,000	1,058,600
Pennsylvania Housing Finance Agency,
3.500%, 10/01/2046(Callable 10/01/2025)	400,000	409,892
Pennsylvania Turnpike Commission:
5.000%, 06/01/2019	25,000	25,323
5.000%, 06/01/2020	50,000	52,162
5.000%, 12/01/2023(Pre-refunded to 12/01/2019)	200,000	205,552
5.000%, 12/01/2028	305,000	356,670
5.000%, 06/01/2030(Callable 12/01/2025)	280,000	311,203
6.000%, 12/01/2030(Callable 12/01/2027)(Insured by BAM)	205,000	255,863
6.000%, 12/01/2030(Callable 12/01/2027)(Insured by AGM)	50,000	62,629
5.000%, 12/01/2038(Callable 12/01/2028)	605,000	665,524
6.375%, 12/01/2038(Callable 12/01/2027)	745,000	916,708
Reading School District,
5.000%, 02/01/2023(Insured by AGM)	230,000	253,283
School District of Philadelphia,
5.000%, 09/01/2023(Insured by ST)	55,000	60,936
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
5.000%, 12/15/2028(Callable 12/15/2027)(Insured by BAM)	500,000	579,675
Upper Moreland Township School District,
5.000%, 10/01/2030(Callable 04/01/2025)(Insured by ST)	250,000	284,832
Washington County Industrial Development Authority,
5.000%, 11/01/2019	285,000	291,384
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020(Insured by BAM)	125,000	129,060
Westmoreland County Municipal Authority,
5.000%, 08/15/2028(Callable 08/15/2027)(Insured by BAM)	1,540,000	1,800,322
		12,798,966	3.4%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021(Insured by AGM)	60,000	61,942
Rhode Island Commerce Corp.,
5.000%, 07/01/2033(Callable 07/01/2028)(Insured by BAM)	950,000	1,080,720
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2046(Callable 04/01/2025)	110,000	112,241
		1,254,903	0.3%
South Carolina
City of Greenville SC,
5.000%, 02/01/2025(Callable 02/01/2022)	325,000	356,099
City of Walhalla SC,
5.000%, 06/01/2025(Insured by BAM)	185,000	213,422
County of Florence SC,
5.000%, 11/01/2033(Callable 11/01/2024)	250,000	278,665
Scago Educational Facilities Corp. for Union School District,
5.000%, 12/01/2023(Insured by BAM)	500,000	558,650
South Carolina Jobs-Economic Development Authority,
5.000%, 05/01/2029(Callable 05/01/2028)	955,000	1,096,798
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023(Insured by BAM)	200,000	222,090
University of South Carolina,
5.000%, 05/01/2023	150,000	168,365
		2,894,089	0.8%
South Dakota
South Dakota Health & Educational Facilities Authority,
5.000%, 09/01/2028(Pre-refunded to 09/01/2020)	330,000	346,919
South Dakota Housing Development Authority,
3.375%, 05/01/2033(Callable 05/01/2022)	350,000	347,431
		694,350	0.2%
Tennessee
Knox County Health Educational & Housing Facility Board:
5.000%, 04/01/2022	200,000	213,868
5.000%, 01/01/2026(Callable 01/01/2023)	145,000	159,918
Nashville & Davidson County Metropolitan Government,
1.550%, 11/15/2030(Mandatory Tender Date 11/03/2020)(1)	255,000	251,583
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	50,000	57,482
Tennessee Housing Development Agency:
3.600%, 01/01/2031(Callable 01/01/2023)	315,000	318,959
4.000%, 01/01/2042(Callable 07/01/2026)	275,000	288,024
3.800%, 07/01/2043(Callable 01/01/2022)	240,000	245,568
4.000%, 07/01/2043(Callable 01/01/2023)	45,000	45,385
4.000%, 07/01/2045(Callable 01/01/2025)	180,000	187,058
4.500%, 07/01/2049(Callable 01/01/2028)	1,000,000	1,079,650
		2,847,495	0.7%

Texas
Allen Independent School District,
5.000%, 02/15/2023(PSF Guaranteed)	350,000	390,995
Arlington Higher Education Finance Corp.:
5.000%, 02/15/2025(PSF Guaranteed)	875,000	1,005,830
4.000%, 08/15/2028(Callable 08/15/2026)(PSF Guaranteed)	250,000	271,695
5.000%, 02/15/2038(Callable 02/15/2025)(PSF Guaranteed)	295,000	325,482
Bexar County Health Facilities Development Corp.:
5.000%, 07/15/2021	145,000	151,336
5.000%, 07/15/2021	250,000	260,988
5.000%, 07/15/2022	235,000	248,299
Brazoria-Fort Bend County Municipal Utility,
2.000%, 09/01/2019(Insured by MAC)	180,000	179,924
Bullard Independent School District,
4.000%, 02/15/2029(Callable 02/15/2024)(PSF Guaranteed)	350,000	377,457
Burleson Independent School District,
2.500%, 02/01/2047(Mandatory Tender Date 08/01/2022)(PSF Guaranteed)(1)	675,000	679,603
Central Texas Regional Mobility Authority,
5.000%, 01/01/2019	200,000	200,000
Central Texas Turnpike System,
5.000%, 08/15/2042(Mandatory Tender Date 04/01/2020)(1)	200,000	207,030
Chambers County Improvement District No. 1,
3.000%, 09/01/2019	900,000	903,915
City of Amarillo TX,
5.000%, 04/01/2027	175,000	208,124
City of Brownsville TX,
4.000%, 09/01/2029	170,000	182,638
City of Bryan TX,
5.000%, 07/01/2030(Callable 07/01/2027)(Insured by AGM)	530,000	619,347
City of Dallas TX,
5.000%, 02/15/2021	580,000	616,372
City of Houston TX:
5.500%, 12/01/2029(ETM)(Insured by NATL)	500,000	609,430
3.353%, 09/01/2033(Insured by AMBAC)(1)(5)	750,000	750,000
City of Round Rock TX,
4.000%, 12/01/2024	205,000	222,031
City of San Antonio TX,
2.750%, 02/01/2048(Mandatory Tender Date 12/01/2022)(1)	1,500,000	1,521,150
City of Tyler Texas,
5.000%, 09/01/2029	150,000	174,173
Corpus Christi Independent School District,
2.000%, 08/15/2047(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(1)	1,035,000	1,035,373
County of Harris TX,
5.000%, 08/15/2029(Callable 08/15/2022)	150,000	163,376
County of Williamson TX,
5.000%, 02/15/2028(Callable 02/15/2025)	90,000	103,236
Crane County Water District,
5.000%, 02/15/2023	250,000	277,400
Dallas Independent School District,
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	2,000,000	2,174,040
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2027(PSF Guaranteed)	200,000	217,616
4.000%, 02/15/2028(Callable 02/15/2027)(PSF Guaranteed)	200,000	216,858
4.000%, 02/15/2030(Callable 02/15/2027)(PSF Guaranteed)	200,000	213,714
4.000%, 02/15/2031(Callable 02/15/2027)(PSF Guaranteed)	200,000	212,676
5.000%, 02/15/2047(Callable 02/15/2022)(PSF Guaranteed)	500,000	533,675
Dickinson Independent School District,
1.350%, 08/01/2037(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	750,000	747,210
Ferris Independent School District,
5.000%, 08/15/2029(Callable 08/15/2026)(PSF Guaranteed)	560,000	652,310
Fort Bend Independent School District:
5.000%, 08/15/2030	100,000	116,860
1.350%, 08/01/2042(Mandatory Tender Date 08/01/2020)(PSF Guaranteed)(1)	975,000	964,158
Grand Parkway Transportation Corp.:
0.000%, 10/01/2034(Callable 10/01/2028)	40,000	38,794
0.000%, 10/01/2047(Callable 10/01/2028)	235,000	222,247
0.000%, 10/01/2048(Callable 10/01/2028)	270,000	255,347
Harris County Cultural Education Facilities Finance Corp.:
5.000%, 12/01/2026(Callable 12/01/2024)	100,000	113,598
5.000%, 12/01/2035(Callable 12/01/2022)	495,000	534,872
Harris County Municipal Utility District No. 390,
2.000%, 04/01/2019(Insured by BAM)	375,000	374,978
Harris County Municipal Utility District No. 500,
3.000%, 12/01/2022(Insured by AGM)	175,000	178,108
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028(Callable 09/01/2023)(Insured by BAM)	250,000	260,018
Harris County Municipal Utility District No. 81,
4.000%, 09/01/2030(Callable 09/01/2019)(Insured by AGM)	200,000	201,830
Harris County-Houston Sports Authority,
5.000%, 11/15/2026(Callable 11/15/2024)(Insured by AGM)	135,000	152,677
Lake Travis Independent School District,
2.625%, 02/15/2048(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	225,000	227,862
Laredo Community College District:
5.000%, 08/01/2028(Callable 08/01/2027)(Insured by BAM)	250,000	293,550
5.000%, 08/01/2030(Callable 08/01/2027)(Insured by BAM)	500,000	578,810
Leander Independent School District,
0.000%, 08/15/2047(Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,010,000	252,338
Mansfield Independent School District:
2.500%, 08/01/2042(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	500,000	503,485
5.000%, 02/15/2047(Callable 02/15/2020)(PSF Guaranteed)	1,400,000	1,442,658
Mesquite Independent School District,
5.000%, 08/15/2029(Callable 08/15/2025)(PSF Guaranteed)	500,000	575,125
Mission Economic Development Corp.,
0.500%, 01/01/2020	1,000,000	1,000,000
Montgomery County Municipal Utility District No. 119:
4.000%, 04/01/2023(Insured by BAM)	200,000	211,920
4.000%, 04/01/2024(Insured by BAM)	200,000	212,930
New Caney Independent School District:
4.000%, 02/15/2029(Callable 02/15/2025)(PSF Guaranteed)	1,450,000	1,558,982
3.000%, 02/15/2050(Mandatory Tender Date 08/15/2021)(PSF Guaranteed)(1)	575,000	586,920
New Hope Cultural Education Facilities Finance Corp.:
3.000%, 07/01/2019	125,000	125,262
4.000%, 04/01/2020	175,000	175,922
4.000%, 07/01/2022	120,000	125,537
3.625%, 08/15/2022(Callable 08/15/2021)	230,000	227,192
North East Independent School District,
2.000%, 08/01/2044(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	190,000	189,998
North Hays County Municipal Utility District No 1,
4.000%, 08/15/2019(Insured by BAM)	225,000	227,531
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	113,124
5.000%, 01/01/2033(Callable 01/01/2026)	675,000	762,784
0.000%, 09/01/2037(Pre-refunded to 09/01/2031)	2,000,000	888,220
5.500%, 09/01/2041(Pre-refunded to 09/01/2021)	255,000	278,427
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	360,000	405,457
Northside Independent School District,
2.125%, 08/01/2040(Callable 02/01/2019)(Mandatory Tender Date 08/01/2020)(PSF Guaranteed)(1)	490,000	490,152
Rio Vista Independent School District,
4.000%, 08/15/2028(Callable 08/15/2025)(Insured by BAM)	125,000	132,756
Rosebud-Lott Independent School District:
5.500%, 02/15/2030(Callable 02/15/2025)(PSF Guaranteed)	100,000	117,411
5.500%, 02/15/2031(Callable 02/15/2025)(PSF Guaranteed)	100,000	117,225
Round Rock Independent School District,
1.500%, 08/01/2040(Callable 02/01/2019)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	425,000	417,686
Royse City Independent School District,
5.000%, 02/15/2038(Callable 08/15/2020)(PSF Guaranteed)	200,000	208,810
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	160,000	175,637
San Angelo Independent School District,
5.000%, 02/15/2029(Callable 02/15/2024)(PSF Guaranteed)	1,250,000	1,409,425
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	375,000	384,139
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2019	40,000	41,228
6.250%, 12/15/2026	320,000	365,642
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2026(Callable 12/15/2022)	190,000	207,459
5.000%, 12/15/2028(Callable 12/15/2022)	575,000	623,553
5.000%, 12/15/2029(Callable 12/15/2022)	250,000	270,525
Texas Municipal Power Agency,
5.000%, 09/01/2047(Callable 09/01/2020)	500,000	517,220
Town of Providence Village TX,
4.000%, 03/01/2025(Insured by BAM)	105,000	114,718
Travis County Municipal Utility District No. 4,
4.000%, 09/01/2035(Callable 09/01/2022)(Insured by AGM)	615,000	636,156
Viridian Municipal Management District:
4.000%, 12/01/2027(Callable 12/01/2023)(Insured by AGM)	315,000	331,635
4.000%, 12/01/2028(Callable 12/01/2023)(Insured by AGM)	470,000	492,837
6.000%, 12/01/2035(Callable 12/01/2024)(Insured by BAM)	90,000	107,590
Washington County Junior College District,
5.000%, 10/01/2028(Callable 04/01/2026)(Insured by BAM)	500,000	575,190
Wimberley Independent School District,
4.000%, 08/15/2031(Callable 08/15/2027)(PSF Guaranteed)	330,000	355,925
		39,123,743	10.4%
Utah
Salt Lake City Corp.,
5.000%, 07/01/2030(Callable 07/01/2027)	155,000	181,130
Timpanogos Special Service District,
4.000%, 06/01/2029(Callable 06/01/2024)	40,000	42,684
Utah Charter School Finance Authority:
4.000%, 04/15/2019(Insured by UT CSCE)	205,000	206,105
5.000%, 04/15/2027(Callable 04/15/2026)(Insured by UT CSCE)	365,000	417,301
5.000%, 04/15/2028(Callable 04/15/2026)(Insured by UT CSCE)	720,000	818,597
5.000%, 04/15/2037(Callable 04/15/2026)(Insured by UT CSCE)	520,000	572,899
Utah Housing Corp.:
2.000%, 07/01/2021(Mandatory Tender Date 01/01/2021)(Insured by GNMA)(1)	400,000	398,756
4.000%, 01/01/2045(Callable 01/01/2026)(Insured by FHA)	375,000	390,090
Utah Infrastructure Agency:
5.000%, 10/15/2026	140,000	163,211
5.000%, 10/15/2027	125,000	147,129
Utah Transit Authority,
5.000%, 12/15/2029(Callable 06/15/2028)	75,000	88,343
		3,426,245	0.9%
Vermont
City of Burlington VT,
5.000%, 07/01/2028(Callable 07/01/2027)	275,000	317,531
Vermont Economic Development Authority,
2.000%, 07/01/2020(Callable 07/01/2019)	650,000	638,671
Vermont Housing Finance Agency,
3.650%, 11/01/2032(Callable 11/01/2024)	120,000	121,380
Vermont Public Power Supply Authority,
4.000%, 07/01/2020	335,000	343,268
		1,420,850	0.4%
Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	400,000	413,052	0.1%

Virginia
City of Petersburg VA,
4.000%, 11/01/2025(Callable 11/01/2022)(Insured by ST)	390,000	411,282	0.1%

Washington
Energy Northwest,
5.000%, 07/01/2030(Callable 07/01/2028)	600,000	722,142
Grays Harbor County Public Hospital District No. 1,
3.000%, 08/01/2019(Callable 01/22/2019)	1,000,000	998,050
King County Public Hospital District No. 1,
5.000%, 12/01/2029(Callable 12/01/2028)	680,000	786,991
Lewis County School District No. 302,
5.000%, 12/01/2031(Callable 06/01/2025)(Insured by SCH BD GTY)	235,000	271,103
Mason & Kitsap Counties School District No. 403,
5.000%, 12/01/2037(Callable 12/01/2023)(Insured by SCH BD GTY)	1,430,000	1,594,922
Pacific County School District No. 118,
4.000%, 12/01/2025(Insured by SCH BD GTY)	215,000	235,919
State of Washington:
5.000%, 02/01/2029(Callable 02/01/2022)	160,000	173,061
5.000%, 02/01/2038(Callable 02/01/2024)	645,000	714,615
Washington Biomedical Research Properties 3.2,
5.000%, 01/01/2037(Callable 07/01/2025)	100,000	112,413
Washington Health Care Facilities Authority,
6.375%, 10/01/2036(Callable 01/31/2019)	45,000	45,148
Washington State Housing Finance Commission:
3.700%, 12/01/2033(Callable 06/01/2024)	85,000	85,097
3.700%, 12/01/2034(Callable 06/01/2025)	165,000	166,498
		5,905,959	1.5%
West Virginia
Morgantown Building Commission,
2.400%, 10/01/2019(Callable 01/31/2019)	255,000	254,748	0.1%

Wisconsin
Public Finance Authority:
3.000%, 01/01/2019	370,000	370,000
4.000%, 12/01/2020	650,000	653,432
4.000%, 01/01/2021	435,000	441,586
3.000%, 11/15/2022(Callable 01/31/2019)	750,000	750,053
Southeast Wisconsin Professional Baseball Park District,
0.000%, 12/15/2023(ETM)(Insured by NATL)	25,000	22,401
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038(Callable 04/01/2023)	830,000	893,595
Village of Mount Pleasant WI:
5.000%, 04/01/2036(Callable 04/01/2028)	1,000,000	1,129,350
4.000%, 04/01/2037(Callable 04/01/2028)	1,000,000	1,020,900
Village of Sussex WI,
3.000%, 06/01/2023(Callable 06/01/2022)	590,000	602,366
West Allis West Milwaukee School District,
3.000%, 04/01/2019	130,000	129,904
Wisconsin Center District:
5.250%, 12/15/2023(Insured by AGM)	195,000	214,305
0.000%, 12/15/2027(Insured by NATL)	220,000	169,127
5.250%, 12/15/2027(Insured by AGM)	145,000	167,329
5.000%, 12/15/2028(Callable 06/15/2026)	185,000	213,270
5.000%, 12/15/2030(Callable 12/15/2022)	395,000	429,744
Wisconsin Health & Educational Facilities Authority:
4.000%, 09/15/2019	165,000	166,426
3.000%, 12/01/2019	750,000	756,255
2.650%, 11/01/2020(Callable 11/01/2019)	1,625,000	1,622,384
5.000%, 07/01/2023	165,000	180,376
5.000%, 07/01/2024	250,000	277,157
4.000%, 09/15/2025(Callable 09/15/2023)	200,000	204,030
5.000%, 07/01/2026(Callable 07/01/2024)	50,000	55,084
5.000%, 02/15/2027(Pre-refunded to 08/15/2025)	100,000	116,415
4.000%, 07/15/2028(Pre-refunded to 07/15/2021)	185,000	194,657
5.000%, 08/15/2028(Callable 08/15/2023)	1,000,000	1,106,960
5.000%, 12/01/2028(Callable 11/01/2026)	45,000	51,983
5.000%, 08/15/2029(Callable 08/15/2027)	170,000	198,737
5.000%, 12/15/2030(Callable 12/15/2024)	380,000	420,470
5.125%, 04/15/2031(Pre-refunded to 04/15/2023)	530,000	597,882
5.000%, 02/15/2032(Callable 02/15/2022)	50,000	53,075
5.000%, 04/01/2032(Callable 10/01/2022)	290,000	313,269
1.375%, 11/15/2038(Mandatory Tender Date 12/03/2019)(1)	185,000	183,655
5.250%, 10/15/2039(Callable 10/15/2021)	460,000	489,445
Wisconsin Housing & Economic Development Authority,
4.000%, 03/01/2048(Callable 03/01/2027)(Insured by FNMA)	480,000	502,286
		14,697,908	3.8%
Total Municipal Bonds (Cost $373,523,429)		375,358,374	98.8%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 2.29%(4)	826,495	826,495
Total Short-Term Investment (Cost $826,495)		826,495	0.2%
Total Investments (Cost $374,349,924)		376,184,869	99.0%
Other Assets in Excess of Liabilities		3,871,646	1.0%
TOTAL NET ASSETS		$380,056,515	100.0%

Notes to Schedule of Investments

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FHA	Federal Housing Administration
FNMA	Fannie Mae
GNMA	Ginnie Mae
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
SCH BD GTY	School Board Guaranty
SD CRED PROG	State Credit Enhancement Program
ST	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2018.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2018.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2018, the value of these securities total $423,882, which represents 0.11% of total net assets.

(4)	7-Day Yield.
(5)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Security in default.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2018
Summary of Fair Value Exposure at December 31, 2018

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$375,358,374	$–	$375,358,374
Total Long-Term Investments	–	375,358,374	–	375,358,374
Short-Term Investment
Money Market Mutual Fund	826,495	–	–	826,495
Total Short-Term Investment	826,495	–	–	826,495
Total Investments	$826,495	$375,358,374	$–	$376,184,869

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR), (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2019

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)	(1) Code of ethics

Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(4) Changes in the Registrant’s independent public accountant.

There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  BAIRD FUNDS, INC.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date    March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date    March 6, 2019

By (Signature and Title)      /s/Heidi Schneider
Heidi Schneider, Treasurer

Date    March 6, 2019